UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:               (713) 626-1919

Date of fiscal year end:             08/31

Date of reporting period:          08/31/19

Item 1. Reports to Stockholders.

Annual Report to Shareholders	August 31, 2019
Invesco American Franchise Fund
Nasdaq:
A: VAFAX ■ C: VAFCX ■ R: VAFRX ■ Y: VAFIX ■ R5: VAFNX ■ R6: VAFFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco American Franchise Fund

Bruce Crockett
Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	1.21%
Class C Shares	0.46
Class R Shares	0.99
Class Y Shares	1.50
Class R5 Shares	1.54
Class R6 Shares	1.66
S&P 500 Index▼ (Broad Market Index)	2.92
Russell 1000 Growth Index▼ (Style-Specific Index)	4.27
Lipper Large-Cap Growth Funds Index■ (Peer Group Index)	4.14
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
In this environment, the Fund’s Class A shares at NAV produced a small gain but underperformed the style-specific benchmark during the fiscal year. Stock selection in and overweight exposures to the consumer discretionary, communication services and energy sectors were the largest detractors from the Fund’s performance relative to the style-specific benchmark. Additionally, stock selection in and underweight exposure to the consumer staples sector also detracted from the Fund’s relative performance. Positively, stock selection in the health care, industrials and information technology (IT) sectors benefited the Fund’s relative performance.
At the stock level, overweight exposure to e-commerce leader Amazon.com was the largest detractor on an absolute and relative basis for the fiscal year. Amazon.com came under pressure following third quarter 2018 results and suffered from investors’ general rotation out of growth stocks as they moved toward more defensive areas of the market
Portfolio Composition
By sector % of total net assets
Information Technology	27.12%
Consumer Discretionary	20.17
Communication Services	19.20
Health Care	13.11
Industrials	9.48
Financials	4.12
Consumer Staples	4.04
Other Sectors, Each Less than 2% of Net Assets	2.20
Money Market Funds Plus Other Assets Less Liabilities	0.56
Top 10 Equity Holdings*
% of total net assets
1.	Amazon.com, Inc.	8.12%
2.	Alphabet, Inc., Class A	5.48
3.	Facebook, Inc., Class A	5.00
4.	Microsoft Corp.	4.52
5.	Visa, Inc., Class A	4.01
6.	Lowe’s Cos., Inc.	3.73
7.	Alibaba Group Holding Ltd., ADR	3.18
8.	salesforce.com, inc.	3.13
9.	Activision Blizzard, Inc.	2.69
10.	Nintendo Co., Ltd.	2.60
Total Net Assets	$10.8 billion
Total Number of Holdings*	79

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco American Franchise Fund

in the final quarter of 2018. The stock recovered until June 2019, when the US Department of Justice announced that it would conduct an antitrust review of leading technology platforms to assess competitive conditions. We believed, however, there was extremely low risk of a break-up or a major alteration of the business models of any of the large technology companies over the near term. As such, we viewed the downward market moves as an overreaction. Furthermore, we believe Amazon.com is well-positioned to benefit from increased market penetration in food and consumable goods within e-commerce.
Within communication services, an overweight position in Activision Blizzard detracted from absolute and relative performance for the fiscal year. While our long-term view on the video game developer has not changed, the company reported some disappointments in late 2018 that continued to weigh on the stock. Activision Blizzard announced slower-than-expected growth for its Destiny franchise due to a delayed launch schedule for its Destiny 2 title. This was expected to slow the company’s growth for the second half of 2018 and most of 2019. Given Activision Blizzard’s strong track record of product management and product quality, we viewed these issues as transitory and continued to hold the stock at the end of the fiscal year.
Finally, overweight exposure to the energy sector, including out-of-benchmark exposure to Marathon Petroleum, detracted from both absolute and relative performance for the fiscal year. During the second half of 2018, the Fund held an overweight position in energy based on the view that global crude oil inventories had normalized. Oil supply and demand ended up being out of balance given an unexpected reduction in sanctions on Iran and oil prices plummeted in response. Due to elevated oil inventories, excess spare capacity and risks to global demand growth, we reduced our overweight position in the energy sector. We continued to hold Marathon Petroleum, the largest refiner in the US, as we believed the company was well-positioned to take advantage of many of the disruptions in the oil markets, including price differentials and price swings.
Within the health care sector, overweight exposure to Zoetis was an absolute and relative contributor to the Fund’s performance for the fiscal year. Zoetis is the largest global animal health care company and has continued to show strength in its companion animal business. Of particular note is the growing expectation for its oral canine pill designed to treat fleas, ticks and heartworm. We view the animal health care space as a relatively “safe haven” compared to the policies, generic equivalents and pricing concerns that plague the human health care space.
Within the IT sector, underweight exposure to Apple and overweight exposure to Visa contributed to the Fund’s performance relative to the style-specific benchmark during the fiscal year. Apple detracted from the Fund’s absolute performance as annual iPhone sales fell short of expectations and recent production data suggested a worse-than-feared cutback in phone orders. However, we began trimming our position early in the fiscal year and the Fund’s underweight exposure was beneficial to the Fund’s relative return. Visa recently implemented price increases across almost all its product offerings and reported very positive earnings results despite slowing cross-border volumes. The company also made progress in the emerging alternative payments space.
At the end of the fiscal year, the Fund’s largest overweight positions relative to the style-specific benchmark were in the communication services, consumer discretionary and financials sectors. The largest underweight exposures relative to the style-specific benchmark were in the IT, real estate and health care sectors.
At the close of the fiscal year, our view was that we are in a slowing growth environment as the benefits of the Tax Cuts and Jobs Act of 2017 and deregulations were offset by rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce growth and compound earnings in spite of the economic cycle. We believe that change is the fuel for growth, and thus, we are seeking to identify opportunities in companies that can gain market share from technology-enabled business models, and from disruptive shifts in consumer behavior. Though we anticipate a possible slowdown in the economy, we continue to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities.
Thank you for your commitment to the Invesco American Franchise Fund and for sharing our long-term investment horizon.
1	Source: Bloomberg
2	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.
Ido Cohen
Portfolio Manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.
5	Invesco American Franchise Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	8.88%
10 Years	12.90
5 Years	9.12
1 Year	–4.38
Class C Shares
Inception (6/23/05)	8.76%
10 Years	12.73
5 Years	9.54
1 Year	–0.45
Class R Shares
10 Years	13.26%
5 Years	10.10
1 Year	0.99
Class Y Shares
Inception (6/23/05)	9.58%
10 Years	13.81
5 Years	10.65
1 Year	1.50
Class R5 Shares
10 Years	13.89
5 Years	10.73
1 Year	1.54
Class R6 Shares
10 Years	13.89%
5 Years	10.84
1 Year	1.66
Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.
Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	8.95%
10 Years	14.26
5 Years	9.51
1 Year	1.29
Class C Shares
Inception (6/23/05)	8.82%
10 Years	14.09
5 Years	9.94
1 Year	5.44
Class R Shares
10 Years	14.63%
5 Years	10.48
1 Year	6.93
Class Y Shares
Inception (6/23/05)	9.64%
10 Years	15.18
5 Years	11.03
1 Year	7.44
Class R5 Shares
10 Years	15.26%
5 Years	11.13
1 Year	7.52
Class R6 Shares
10 Years	15.25%
5 Years	11.23
1 Year	7.56
and includes the 12b-1 fees applicable to Class A shares.
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%,
1.26%, 0.76%, 0.71% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
7	Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes,
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco American Franchise Fund

and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
9	Invesco American Franchise Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–99.44%
Aerospace & Defense–3.49%
Airbus S.E. (France)	918,100	$ 126,591,137
Boeing Co. (The)	218,388	79,512,887
L3Harris Technologies, Inc.	551,052	116,497,903
Lockheed Martin Corp.	145,451	55,869,183
		378,471,110
Agricultural & Farm Machinery–0.56%
Deere & Co.	392,869	60,859,337
Application Software–4.64%
Adobe, Inc.(b)	433,579	123,357,561
salesforce.com, inc.(b)	2,173,391	339,201,134
Splunk, Inc.(b)	366,717	41,006,295
		503,564,990
Asset Management & Custody Banks–1.94%
Apollo Global Management LLC, Class A	3,040,497	114,717,952
KKR & Co., Inc., Class A	2,455,040	63,438,234
Legg Mason, Inc.	877,228	32,273,218
		210,429,404
Biotechnology–0.55%
Alnylam Pharmaceuticals, Inc.(b)	301,567	24,333,441
Bluebird Bio, Inc.(b)	72,068	7,445,345
Moderna, Inc.(b)(c)	1,081,111	17,005,876
Sage Therapeutics, Inc.(b)	62,176	10,673,754
		59,458,416
Commodity Chemicals–0.29%
LyondellBasell Industries N.V., Class A	406,792	31,477,565
Consumer Electronics–1.14%
Sony Corp. (Japan)	2,173,400	123,776,015
Data Processing & Outsourced Services–9.18%
Fiserv, Inc.(b)	1,048,785	112,157,068
Mastercard, Inc., Class A	957,297	269,354,657
PayPal Holdings, Inc.(b)	1,647,070	179,612,983
Visa, Inc., Class A	2,403,744	434,644,990
		995,769,698
Distillers & Vintners–0.70%
Constellation Brands, Inc., Class A	371,258	75,866,572
Diversified Support Services–1.62%
Cintas Corp.	530,520	139,951,176
IAA, Inc.(b)	731,506	35,734,068
		175,685,244
Environmental & Facilities Services–1.44%
Republic Services, Inc.	477,139	42,584,656
Shares		Value
Environmental & Facilities Services–(continued)
Waste Management, Inc.	954,508	$ 113,920,530
		156,505,186
Financial Exchanges & Data–1.74%
London Stock Exchange Group PLC (United Kingdom)	1,012,209	85,710,821
S&P Global, Inc.	396,615	103,195,257
		188,906,078
Health Care Equipment–4.70%
Abbott Laboratories	1,303,301	111,197,641
Boston Scientific Corp.(b)	2,781,893	118,870,288
Intuitive Surgical, Inc.(b)	166,706	85,243,446
Stryker Corp.	254,628	56,186,215
Teleflex, Inc.	379,975	138,280,502
		509,778,092
Home Improvement Retail–4.08%
Home Depot, Inc. (The)	164,685	37,533,358
Lowe’s Cos., Inc.	3,607,837	404,799,312
		442,332,670
Hotels, Resorts & Cruise Lines–2.29%
Norwegian Cruise Line Holdings Ltd.(b)	921,984	46,790,688
Royal Caribbean Cruises Ltd.	1,935,553	201,839,467
		248,630,155
Industrial Conglomerates–0.53%
Roper Technologies, Inc.	157,417	57,734,259
Industrial Gases–0.64%
Air Products and Chemicals, Inc.	305,298	68,972,924
Industrial Machinery–0.21%
Stanley Black & Decker, Inc.	168,521	22,389,700
Interactive Home Entertainment–7.03%
Activision Blizzard, Inc.	5,761,549	291,534,379
Electronic Arts, Inc.(b)	1,263,741	118,387,257
Nintendo Co., Ltd. (Japan)	745,400	282,138,114
Take-Two Interactive Software, Inc.(b)	529,171	69,834,697
		761,894,447
Interactive Media & Services–10.48%
Alphabet, Inc., Class A(b)	499,262	594,386,389
Facebook, Inc., Class A(b)	2,922,622	542,643,227
		1,137,029,616
Internet & Direct Marketing Retail–12.66%
Alibaba Group Holding Ltd., ADR (China)(b)	1,972,909	345,318,262
Amazon.com, Inc.(b)	495,511	880,171,234
Booking Holdings, Inc.(b)	65,207	128,223,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco American Franchise Fund

Shares		Value
Internet & Direct Marketing Retail–(continued)
Farfetch Ltd., Class A (United Kingdom)(b)	1,930,998	$ 18,885,161
		1,372,598,354
Investment Banking & Brokerage–0.44%
Goldman Sachs Group, Inc. (The)	233,274	47,566,901
Life Sciences Tools & Services–4.08%
Avantor, Inc.(b)	2,134,140	37,347,450
Illumina, Inc.(b)	549,990	154,734,186
IQVIA Holdings, Inc.(b)	802,972	124,581,106
Thermo Fisher Scientific, Inc.	439,181	126,071,298
		442,734,040
Managed Health Care–2.08%
Anthem, Inc.	210,482	55,045,253
UnitedHealth Group, Inc.	727,003	170,118,702
		225,163,955
Movies & Entertainment–1.69%
Netflix, Inc.(b)	457,566	134,410,012
Vivendi S.A. (France)	1,748,593	49,118,762
		183,528,774
Oil & Gas Exploration & Production–0.01%
Noble Energy, Inc.	51,534	1,163,638
Oil & Gas Refining & Marketing–0.73%
Marathon Petroleum Corp.	1,600,278	78,749,680
Packaged Foods & Meats–1.47%
Tyson Foods, Inc., Class A	1,714,976	159,561,367
Pharmaceuticals–1.70%
Novo Nordisk A/S, Class B (Denmark)	507,863	26,477,875
Zoetis, Inc.	1,251,732	158,243,959
		184,721,834
Railroads–1.16%
Canadian Pacific Railway Ltd. (Canada)	240,789	57,969,952
Union Pacific Corp.	418,865	67,839,375
		125,809,327
Semiconductor Equipment–2.32%
Applied Materials, Inc.	3,203,337	153,824,243
ASML Holding N.V., New York Shares (Netherlands)	437,030	97,287,248
		251,111,491
Semiconductors–2.18%
Broadcom, Inc.	223,533	63,179,367
NVIDIA Corp.	216,337	36,238,611
Shares		Value
Semiconductors–(continued)
QUALCOMM, Inc.	1,767,473	$ 137,456,375
		236,874,353
Specialty Chemicals–0.53%
Sherwin-Williams Co. (The)	109,631	57,748,129
Systems Software–6.62%
Microsoft Corp.	3,555,434	490,152,131
Palo Alto Networks, Inc.(b)	636,468	129,597,614
ServiceNow, Inc.(b)	374,228	97,987,860
		717,737,605
Technology Hardware, Storage & Peripherals–2.18%
Apple, Inc.	1,131,128	236,111,659
Tobacco–1.87%
Philip Morris International, Inc.	2,816,066	203,010,198
Trucking–0.47%
Lyft, Inc., Class A(b)(c)	669,300	32,775,621
Uber Technologies, Inc.(b)(c)	556,690	18,131,393
		50,907,014
Total Common Stocks & Other Equity Interests (Cost $6,062,078,628)		10,784,629,797
Money Market Funds–0.56%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)	21,433,977	21,433,977
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)	15,303,862	15,309,984
Invesco Treasury Portfolio, Institutional Class, 1.98%(d)	24,495,974	24,495,974
Total Money Market Funds (Cost $61,239,935)		61,239,935
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $6,123,318,563)		10,845,869,732
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.30%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	24,171,283	24,171,283
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	8,053,873	8,057,094
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,228,377)		32,228,377
TOTAL INVESTMENTS IN SECURITIES–100.30% (Cost $6,155,546,940)		10,878,098,109
OTHER ASSETS LESS LIABILITIES—(0.30)%		(32,880,126)
NET ASSETS–100.00%		$10,845,217,983
Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco American Franchise Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco American Franchise Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $6,062,078,628)*	$ 10,784,629,797
Investments in affiliated money market funds, at value (Cost $93,468,312)	93,468,312
Foreign currencies, at value (Cost $8,679)	8,681
Receivable for:
Fund shares sold	1,507,266
Dividends	7,058,198
Investments sold	54,505,567
Investment for trustee deferred compensation and retirement plans	2,459,338
Other assets	163,821
Total assets	10,943,800,980
Liabilities:
Payable for:
Investments purchased	48,529,483
Fund shares reacquired	4,580,174
Amount due custodian	4,075,124
Collateral upon return of securities loaned	32,228,377
Accrued fees to affiliates	6,055,475
Accrued trustees’ and officers’ fees and benefits	16,866
Accrued other operating expenses	403,198
Trustee deferred compensation and retirement plans	2,694,300
Total liabilities	98,582,997
Net assets applicable to shares outstanding	$10,845,217,983
Net assets consist of:
Shares of beneficial interest	$ 5,533,002,215
Distributable earnings	5,312,215,768
$10,845,217,983
Net Assets:
Class A	$10,115,812,509
Class C	$ 139,838,764
Class R	$ 34,113,779
Class Y	$ 350,473,196
Class R5	$ 75,148,622
Class R6	$ 129,831,113
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	475,549,725
Class C	7,279,762
Class R	1,644,208
Class Y	16,041,526
Class R5	3,429,109
Class R6	5,883,891
Class A:
Net asset value per share	$ 21.27
Maximum offering price per share (Net asset value of $21.27 ÷ 94.50%)	$ 22.51
Class C:
Net asset value and offering price per share	$ 19.21
Class R:
Net asset value and offering price per share	$ 20.75
Class Y:
Net asset value and offering price per share	$ 21.85
Class R5:
Net asset value and offering price per share	$ 21.91
Class R6:
Net asset value and offering price per share	$ 22.07

*	At August 31, 2019, securities with an aggregate value of $31,556,542 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco American Franchise Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends (net of foreign withholding taxes of $1,507,120)	$ 99,696,956
Dividends from affiliated money market funds (includes securities lending income of $922,189)	2,267,956
Total investment income	101,964,912
Expenses:
Advisory fees	61,422,878
Administrative services fees	1,253,952
Custodian fees	107,847
Distribution fees:
Class A	24,287,665
Class C	2,317,137
Class R	167,406
Transfer agent fees — A, C, R and Y	15,685,243
Transfer agent fees — R5	80,019
Transfer agent fees — R6	11,302
Trustees’ and officers’ fees and benefits	174,503
Registration and filing fees	200,525
Reports to shareholders	642,625
Professional services fees	140,442
Other	130,109
Total expenses	106,621,653
Less: Fees waived and/or expense offset arrangement(s)	(215,799)
Net expenses	106,405,854
Net investment income (loss)	(4,440,942)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(152,328))	710,483,736
Foreign currencies	(209,972)
710,273,764
Change in net unrealized appreciation (depreciation) of:
Investment securities	(629,501,847)
Foreign currencies	(6,409)
(629,508,256)
Net realized and unrealized gain	80,765,508
Net increase (decrease) in net assets resulting from operations	$ 76,324,566
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco American Franchise Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income (loss)	$ (4,440,942)	$ (19,723,687)
Net realized gain	710,273,764	958,613,075
Change in net unrealized appreciation (depreciation)	(629,508,256)	1,056,071,409
Net increase in net assets resulting from operations	76,324,566	1,994,960,797
Distributions to shareholders from distributable earnings(1):
Class A	(804,913,487)	(478,520,623)
Class B	—	(2,479,794)
Class C	(33,225,403)	(20,255,914)
Class R	(3,005,915)	(1,865,721)
Class Y	(27,603,239)	(13,953,873)
Class R5	(6,608,373)	(3,494,510)
Class R6	(10,724,224)	(6,684,184)
Total distributions from distributable earnings	(886,080,641)	(527,254,619)
Share transactions–net:
Class A	297,930,110	(145,332,102)
Class B	—	(62,310,041)
Class C	(200,992,890)	(16,924,402)
Class R	(1,216,256)	(888,078)
Class Y	6,407,551	60,767,520
Class R5	(5,226,299)	7,510,265
Class R6	(1,969,306)	(10,728,006)
Net increase (decrease) in net assets resulting from share transactions	94,932,910	(167,904,844)
Net increase (decrease) in net assets	(714,823,165)	1,299,801,334
Net assets:
Beginning of year	11,560,041,148	10,260,239,814
End of year	$10,845,217,983	$11,560,041,148

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco American Franchise Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 23.12	$(0.01)	$(0.04)	$(0.05)	$ (1.80)	$ 21.27	1.21%	$10,115,813	1.01% (d)	1.01% (d)	(0.04)% (d)	43%
Year ended 08/31/18	20.25	(0.04)	3.97	3.93	(1.06)	23.12	20.30	10,524,889	1.01	1.01	(0.17)	44
Year ended 08/31/17	16.96	(0.03)	3.99	3.96	(0.67)	20.25	24.19	9,333,084	1.06	1.06	(0.15)	48
Year ended 08/31/16	16.49	(0.01)	1.30	1.29	(0.82)	16.96	7.99	8,253,739	1.08	1.08	(0.04)	59
Year ended 08/31/15	18.07	(0.05)	0.08	0.03	(1.61)	16.49	0.27	8,320,796	1.05	1.05	(0.28)	74
Class C
Year ended 08/31/19	21.23	(0.15)	(0.07)	(0.22)	(1.80)	19.21	0.46	139,839	1.76 (d)	1.76 (d)	(0.79) (d)	43
Year ended 08/31/18	18.81	(0.18)	3.66	3.48	(1.06)	21.23	19.43	401,863	1.76	1.76	(0.92)	44
Year ended 08/31/17	15.92	(0.15)	3.71	3.56	(0.67)	18.81	23.23	370,960	1.81	1.81	(0.90)	48
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	(0.82)	15.92	7.18	367,233	1.83	1.83	(0.79)	59
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	(1.61)	15.64	(0.46)	381,264	1.80	1.80	(1.03)	74
Class R
Year ended 08/31/19	22.65	(0.06)	(0.04)	(0.10)	(1.80)	20.75	0.99	34,114	1.26 (d)	1.26 (d)	(0.29) (d)	43
Year ended 08/31/18	19.91	(0.09)	3.89	3.80	(1.06)	22.65	19.99	38,537	1.26	1.26	(0.42)	44
Year ended 08/31/17	16.72	(0.07)	3.93	3.86	(0.67)	19.91	23.93	34,479	1.31	1.31	(0.40)	48
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	(0.82)	16.72	7.70	28,686	1.33	1.33	(0.29)	59
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	(1.61)	16.31	0.03	30,716	1.30	1.30	(0.53)	74
Class Y
Year ended 08/31/19	23.63	0.04	(0.02)	0.02	(1.80)	21.85	1.50	350,473	0.76 (d)	0.76 (d)	0.21 (d)	43
Year ended 08/31/18	20.62	0.02	4.05	4.07	(1.06)	23.63	20.63	368,991	0.76	0.76	0.08	44
Year ended 08/31/17	17.22	0.02	4.05	4.07	(0.67)	20.62	24.47	264,309	0.81	0.81	0.10	48
Year ended 08/31/16	16.69	0.04	1.31	1.35	(0.82)	17.22	8.26	147,246	0.83	0.83	0.21	59
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	(1.61)	16.69	0.56	152,179	0.80	0.80	(0.03)	74
Class R5
Year ended 08/31/19	23.68	0.05	(0.02)	0.03	(1.80)	21.91	1.54	75,149	0.71 (d)	0.71 (d)	0.26 (d)	43
Year ended 08/31/18	20.66	0.03	4.05	4.08	(1.06)	23.68	20.64	86,177	0.71	0.71	0.13	44
Year ended 08/31/17	17.23	0.03	4.07	4.10	(0.67)	20.66	24.63	67,740	0.72	0.72	0.19	48
Year ended 08/31/16	16.68	0.05	1.32	1.37	(0.82)	17.23	8.39	53,789	0.71	0.71	0.33	59
Year ended 08/31/15	18.20	0.01	0.08	0.09	(1.61)	16.68	0.62	50,052	0.71	0.71	0.06	74
Class R6
Year ended 08/31/19	23.81	0.07	(0.01)	0.06	(1.80)	22.07	1.66	129,831	0.62 (d)	0.62 (d)	0.35 (d)	43
Year ended 08/31/18	20.75	0.05	4.07	4.12	(1.06)	23.81	20.75	139,584	0.62	0.62	0.22	44
Year ended 08/31/17	17.29	0.05	4.08	4.13	(0.67)	20.75	24.72	130,807	0.64	0.64	0.27	48
Year ended 08/31/16	16.72	0.07	1.32	1.39	(0.82)	17.29	8.49	120,754	0.63	0.63	0.42	59
Year ended 08/31/15	18.22	0.03	0.08	0.11	(1.61)	16.72	0.73	86,444	0.62	0.62	0.15	74

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $9,715,066, $231,714, $33,481, $335,710, $79,981 and $130,563 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco American Franchise Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
17	Invesco American Franchise Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the
18	Invesco American Franchise Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.58%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed
19	Invesco American Franchise Fund

below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $62,032.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $788,195 in front-end sales commissions from the sale of Class A shares and $15,663 and $11,311 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2019, the Fund incurred $87,156 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
20	Invesco American Franchise Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$10,090,817,073	$693,812,724	$—	$ 10,784,629,797
Money Market Funds	93,468,312	—	—	93,468,312
Total Investments	$10,184,285,385	$693,812,724	$—	$10,878,098,109
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2019, the Fund engaged in securities purchases of $34,488,300 and securities sales of $443,535, which resulted in net realized gains (losses) of $(152,328).
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $153,767.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$ —	$ 33,773,211
Long-term capital gain	886,080,641	493,481,408
Total distributions	$886,080,641	$ 527,254,619

Tax Components of Net Assets at Period-End:
2019
Undistributed long-term capital gain	$ 645,140,495
Net unrealized appreciation — investments	4,672,376,739
Net unrealized appreciation (depreciation) - foreign currencies	(8,131)
Temporary book/tax differences	(2,336,319)
Late-Year ordinary loss deferral	(2,957,016)
Shares of beneficial interest	5,533,002,215
Total net assets	$10,845,217,983
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
21	Invesco American Franchise Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $4,553,887,927 and $5,358,576,967, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,767,731,793
Aggregate unrealized (depreciation) of investments	(95,355,054)
Net unrealized appreciation of investments	$ 4,672,376,739
Cost of investments for tax purposes is $6,205,721,370.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2019, undistributed net investment income (loss) was increased by $13,280,668, undistributed net realized gain (loss) was increased by $67,600 and shares of beneficial interest was decreased by $13,348,268. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	14,898,952	$ 303,695,759	15,878,174	$ 336,279,096
Class B(b)	-	-	11,213	222,192
Class C	1,254,642	23,546,144	1,956,690	38,381,580
Class R	313,575	6,189,319	385,858	7,948,431
Class Y	3,812,120	79,347,751	5,667,513	123,150,034
Class R5	927,059	19,376,762	953,465	20,609,344
Class R6	899,657	18,597,376	1,100,474	23,450,394
Issued as reinvestment of dividends:
Class A	42,328,565	759,797,658	23,082,251	454,951,201
Class B(b)	-	-	127,537	2,441,051
Class C	1,927,229	31,413,829	1,060,110	19,294,012
Class R	171,298	3,004,573	96,419	1,865,721
Class Y	1,242,260	22,857,584	576,480	11,593,017
Class R5	358,107	6,607,064	173,387	3,493,738
Class R6	572,179	10,625,365	327,912	6,636,942
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	2,428,444	52,988,647
Class B	-	-	(2,523,779)	(52,988,647)
Automatic conversion of Class C shares to Class A shares:
Class A	10,853,607	203,583,098	-	-
Class C	(11,963,414)	(203,583,098)	-	-
22	Invesco American Franchise Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(47,849,882)	$ (969,146,405)	(47,013,118)	$(989,551,046)
Class B(b)	-	-	(603,399)	(11,984,637)
Class C	(2,869,385)	(52,369,765)	(3,804,108)	(74,599,994)
Class R	(542,053)	(10,410,148)	(512,785)	(10,702,230)
Class Y	(4,629,269)	(95,797,784)	(3,442,724)	(73,975,531)
Class R5	(1,494,658)	(31,210,125)	(767,131)	(16,592,817)
Class R6	(1,450,009)	(31,192,047)	(1,871,050)	(40,815,342)
Net increase (decrease) in share activity	8,760,580	$ 94,932,910	(6,712,167)	$ (167,904,844)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
23	Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
24	Invesco American Franchise Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,088.50	$5.37	$1,020.06	$ 5.19	1.02%
Class C	1,000.00	1,084.10	9.30	1,016.28	9.00	1.77
Class R	1,000.00	1,086.90	6.68	1,018.80	6.46	1.27
Class Y	1,000.00	1,089.80	4.06	1,021.32	3.92	0.77
Class R5	1,000.00	1,090.00	3.74	1,021.63	3.62	0.71
Class R6	1,000.00	1,091.00	3.32	1,022.03	3.21	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
25	Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in and underweight and overweight exposure to certain sectors detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

26                         Invesco  American Franchise Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                         Invesco  American Franchise Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$886,080,641
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	0%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
28	Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  American Franchise Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-AR-1

Annual Report to Shareholders	August 31, 2019

Invesco California Tax-Free Income Fund Nasdaq: A: CLFAX ∎ C: CLFCX ∎ Y: CLFDX ∎ R6: CLFSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

    At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.

    During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco California Tax-Free Income Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2019, Class A shares of Invesco California Tax-Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond California 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV).

Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.62%
Class C Shares	7.11
Class Y Shares	7.85
Class R6 Shares	8.03
S&P Municipal Bond Index▼ (Broad Market Index)	8.26
S&P Municipal Bond California 5+ Year Investment Grade Index▼ (Style-Specific Index)	9.88
Lipper California Municipal Debt Funds Index⬛ (Peer Group Index)	8.47
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

California’s financial condition continued to improve through the fiscal year, with total revenue rising 6.3% to $284.7 billion from the previous fiscal year.[1] This improvement was driven by a 10.6% year-over-year increase in income tax revenues, which totaled $107 billion.[1] The state continues to maintain a large and diverse economy, low unemployment rate and high median household income.[2] California’s $3 trillion dollar economy accounted for 14.5% of the nation’s economy in the first quarter of 2019.[3] In August 2019, Fitch Ratings upgraded California’s general obligation bond rating to AA with a stable outlook, while Moody’s maintained a rating of Aa3 with positive outlook and Standard & Poor’s (S&P) maintained a rating of AA-with a stable outlook, respectively.[4]

    California’s financial condition has been volatile compared to most states because the state’s income tax revenue is sensitive to both national economic conditions and equity market valuations. California’s highest income earners account for a large and disproportionate share of the state’s income tax revenue.[5] In 2012, California voters approved a temporary tax increase that was scheduled to expire in 2018. However, voters approved an extension of the temporary tax increase through 2030. While the temporary tax increase improved the state’s financial standing, it also increased the sensitivity of tax revenues to the economic cycle. California maintains a rainy-day fund, which the state can use if certain spending criteria are met, or in the event of a natural disaster. Moving forward, the rainy-day fund may assist the state’s budget process during periods of weak economic and revenue growth.

    The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 8.72% and high yield municipal bonds returned 9.81% during the fiscal year.6 Performance was particularly strong during the first eight months of 2019, with investment grade municipal bonds returning 7.61% and high yield municipal bonds returning 9.91%.6

    The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $351 billion – down nearly 15% from the previous fiscal year.7 Flows into the municipal bond asset class were positive for the last 34 weeks of the fiscal year.8 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $52.1 billion from September 2018 through August 2019.8

    For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.

    Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019.9 Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. Worsening market conditions exposed the municipal bond market to

Portfolio Composition
By credit sector, based on total investments as of August 31, 2019

Revenue Bonds	74.8%
General Obligation Bonds	16.4
Pre-Refunded Bonds	8.8

Top Five Debt Holdings
Based on total net assets

1. California State University	1.7%
2. California (State of) Educational Facilities Authority (Stanford University)	1.6%
3. California (State of) Municipal Finance Authority (Orange County Civic Center)	1.4%
4. San Francisco (City & County of), CA Airport Commission (San Francisco International Airport)	1.3%
5. San Francisco (City & County of), CA Airport Commission (San Francisco International Airport)	1.2%

Total Net Assets	$444.9 million

Total Number of Holdings	264

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2019.

4 Invesco California Tax-Free Income Fund

more sensitivity relating to a sell-off in US Treasuries in September 2018. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.

    Concerns about future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

    During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times, in September and December 2018, before lowering it in July 2019.10 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

    However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019 to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July 2019, citing uncertainty about the global economic outlook. The US Treasury curve was inverted at fiscal year-end with the yield on the 2-year US Treasury note exceeding the 10-year note.9 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.

    As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below investment grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the Tax Cuts and Jobs Act of 2017, which instituted a $10,000 cap on state and local tax deductions, poured a record $18.9 billion into municipal bond funds during the first eight weeks of calendar year 2019, the most recorded over that period in at least 13 years.8     At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cuts and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

    Over the fiscal year, underweight exposure to state general obligation bonds and security selection in the higher education sector significantly contributed to the Fund’s performance versus the style-specific benchmark. Security selection in BB-rated bonds also benefited the Fund’s relative performance. The Fund’s security selection in prerefunded bonds and in the airport and special tax sectors detracted from its relative performance. Additionally, overweight exposure to shorter duration bonds (2.99 years and less) detracted from the Fund’s relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose common shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg

2	Source: US Census Bureau

3	Source: Bureau of Economic Analysis

4

Sources: Fitch Ratings, Moody’s, Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Under standing Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

5	Source: Bureau of Labor Statistics

6	Source: FactSet Research Systems Inc.

7	Source: The Bond Buyer

8	Source: Strategic Insight

9	Source: US Department of the Treasury

10	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies
for Invesco Fixed Income, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

5 Invesco California Tax-Free Income Fund

John (Jack) Connelly Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He has been associated with Invesco or its investment advisory affiliates since 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Registered Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

6 Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/09

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

7 Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.26%
10 Years	4.74
5 Years	2.96
1 Year	3.06

Class C Shares
Inception (7/28/97)	4.24%
10 Years	4.67
5 Years	3.34
1 Year	6.11

Class Y Shares
Inception (7/28/97)	4.72%
10 Years	5.45
5 Years	4.10
1 Year	7.85

Class R6 Shares
10 Years	5.27%
5 Years	4.01
1 Year	8.03

    Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.18%
10 Years	4.89
5 Years	2.86
1 Year	0.79

Class C Shares
Inception (7/28/97)	4.15%
10 Years	4.83
5 Years	3.23
1 Year	3.75

Class Y Shares
Inception (7/28/97)	4.64%
10 Years	5.60
5 Years	3.99
1 Year	5.47

Class R6 Shares
10 Years	5.42%
5 Years	3.89
1 Year	5.66

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.27%, 1.75%, 1.03% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

8 Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	California and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not focus its investments in such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

9 Invesco California Tax-Free Income Fund

liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond California 5+ Year Investment Grade Index tracks the performance of investment

10 Invesco California Tax-Free Income Fund

grade California-issued US municipal bonds with maturities equal to or greater than five years.

∎	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

11 Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–107.22%
California–104.22%
ABAG Finance Authority for Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$562,905

Alhambra (City of), CA (Atherton Baptist Homes); Series 2010 A, RB (a)(b)	7.62%	01/01/2020	1,575	1,608,847

Alhambra Elementary School District (Election of 1999); Series 1999 A, GO Bonds (INS -AGM)(c)(d)	0.00%	09/01/2020	1,925	1,905,865

Anaheim (City of), CA Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB (a)(b)	5.38%	04/01/2021	2,500	2,679,050

Bay Area Toll Authority (San Francisco Bay Area);
Series 2017 F-1, RB (e)	5.00%	04/01/2056	3,465	4,196,843

Series 2017, Ref. RB	4.00%	04/01/2037	1,720	1,962,675

Series 2017, Ref. RB	4.00%	04/01/2049	630	703,137

Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,204,494

Beverly Hills Unified School District (Election of 2008);
Series 2009, GO Bonds (d)	0.00%	08/01/2026	1,465	1,330,835

Series 2009, GO Bonds (d)	0.00%	08/01/2032	3,045	2,357,104

California (County of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, RB (d)	0.00%	06/01/2055	12,000	732,120

California (County of), CA Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, RB (d)	0.00%	06/01/2033	1,345	615,674

California (County of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, RB (f)	5.70%	06/01/2046	1,030	1,036,221

California (State of);
Series 2004 A9, Ref. VRD GO Bonds (LOC-State Street Bank & Trust Co.)(g)(h)	1.05%	09/12/2019	3,275	3,275,000

Series 2009, GO Bonds	6.00%	11/01/2035	1,750	1,764,000

Series 2010, GO Bonds	5.25%	11/01/2040	3,000	3,139,950

Series 2011, GO Bonds	5.00%	09/01/2032	2,450	2,637,645

Series 2011, GO Bonds	5.00%	10/01/2041	2,500	2,694,525

Series 2012, Ref. GO Bonds	5.25%	02/01/2030	1,000	1,098,250

Series 2015, GO Bonds	5.00%	08/01/2045	1,000	1,185,790

Series 2016, GO Bonds (e)	5.00%	09/01/2045	3,400	4,128,076

Series 2017, Ref. GO Bonds	5.00%	08/01/2035	1,370	1,692,799

California (State of) (Green Bonds); Series 2014, GO Bonds	5.00%	10/01/2037	1,745	2,045,541

California (State of) Community College Financing Authority (Orange Coast Properties LLC- Orange Coast College); Series 2018, RB	5.25%	05/01/2048	665	794,934

California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB (i)	5.00%	04/01/2049	2,055	2,310,991

California (State of) Educational Facilities Authority (Loma Linda University);
Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	2,048,704

Series 2017 A, Ref. RB	5.00%	04/01/2047	1,000	1,184,040

California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB (a)(b)	6.00%	04/01/2020	2,000	2,058,580

California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB (e)	5.25%	04/01/2040	4,520	6,980,236

California (State of) Health Facilities Financing Authority; Series 2019, RB	5.00%	11/15/2049	1,690	2,023,302

California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB (a)(b)	5.75%	09/01/2019	500	500,000

California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2011 A, RB	5.25%	03/01/2041	2,500	2,633,375

California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,591,759

Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,535,112

Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,220,500

California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles);
Series 2010, RB (a)(b)	5.25%	07/01/2020	2,950	3,054,459

Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	2,053,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	$560	$619,931
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,031,520
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,130,360
California (State of) Health Facilities Financing Authority (Stanford Hospital);
Series 2008 A-2, Ref. RB (a)(b)	5.25%	11/15/2021	2,000	2,189,300
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2011 B, RB (a)(b)	5.50%	08/15/2020	1,000	1,042,990
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,676,470
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	1,695	2,030,135
California (State of) Housing Finance Agency (Verdant at Green Valley); Series 2019 A, RB (i)	5.00%	08/01/2049	1,360	1,544,158
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,167,050
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,640	1,888,378
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy);
Series 2018 A, RB (i)	5.00%	06/01/2038	280	330,792
Series 2018 A, RB (i)	5.00%	06/01/2048	380	441,370
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB (i)	5.00%	11/01/2046	1,000	1,146,660
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, RB	5.25%	08/15/2039	1,200	1,367,040
Series 2014 A, RB	5.25%	08/15/2049	1,420	1,597,827
California (State of) Municipal Finance Authority (Caritas Projects);
Series 2012 A, RB	5.50%	08/15/2047	1,500	1,617,780
Series 2017 A, Ref. RB	4.00%	08/15/2037	1,055	1,136,056
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing Project); Series 2018, RB	5.00%	05/15/2043	1,650	1,998,414
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2042	625	746,213
Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,637,356
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB (a)(b)	5.50%	07/01/2020	1,000	1,037,030
Series 2010 A, RB (a)(b)	5.75%	07/01/2020	1,500	1,558,620
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,172,880
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB (a)(b)	5.75%	01/01/2022	1,315	1,462,043
California (State of) Municipal Finance Authority (Humangood Obligation Group); Series 2019 A, Ref. RB	5.00%	10/01/2044	1,695	2,010,626
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB (j)	5.00%	12/31/2038	2,005	2,453,418
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2019, Ref. RB	5.00%	11/15/2049	2,750	3,255,230
California (State of) Municipal Finance Authority (Orange County Civic Center); Series 2017 A, RB (e)	5.00%	06/01/2042	5,160	6,268,626
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, RB (i)	5.00%	07/01/2049	600	677,028
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	705,120
California (State of) Municipal Finance Authority (Town and Country Manor); Series 2019, Ref. RB (INS -Cal-Mortgage)(c)	5.00%	07/01/2049	1,400	1,751,036
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB	5.00%	05/15/2049	2,660	3,257,356
California (State of) Municipal Finance Authority (University of La Verne);
Series 2010 A, RB (a)(b)	6.12%	06/01/2020	1,000	1,038,670
Series 2017 A, Ref. RB	5.00%	06/01/2043	600	722,028
California (State of) Municipal Finance Authority (William Jessup University); Series 2019, Ref. RB	5.00%	08/01/2039	1,500	1,738,725
California (State of) Pollution Control Finance Authority; Series 2012, RB (i)(j)	5.00%	07/01/2037	3,000	3,237,450
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Ref. RB (i)	5.00%	07/01/2039	2,000	2,443,320
California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2015 B-1, Ref.RB (j)	3.00%	11/01/2025	1,500	1,630,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Public Finance Authority (Sharp HealthCare); Series 2017 B, VRD RB (LOC - Barclays Bank PLC)(g)(h)	1.05%	08/01/2052	$5,225	$5,225,000
California (State of) Public Finance Authority (Trinity Classical Academy);
Series 2019 A, RB (i)	5.00%	07/01/2036	400	435,340
Series 2019 A, RB (i)	5.00%	07/01/2044	375	400,170
Series 2019 A, RB (i)	5.00%	07/01/2054	1,000	1,058,840
California (State of) Public Works Board (Various Capital); Series 2011 A, RB	5.13%	10/01/2031	2,000	2,164,160
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	3,000	3,498,660
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	6.30%	07/01/2043	840	967,067
Series 2015, RB (i)	5.00%	07/01/2045	1,265	1,428,691
California (State of) School Finance Authority (Aspire Public Schools);
Series 2015 A, Ref. RB (i)	5.00%	08/01/2045	1,000	1,127,540
Series 2016, Ref. RB (i)	5.00%	08/01/2046	750	845,153
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2015 A, RB (i)	5.00%	08/01/2045	1,500	1,697,445
Series 2018 A, RB (i)	5.00%	08/01/2038	1,000	1,204,420
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, RB (i)	5.00%	07/01/2045	500	567,595
Series 2017 A, RB (i)	5.00%	07/01/2037	590	706,466
Series 2017 A, RB (i)	5.00%	07/01/2047	370	434,828
California (State of) School Finance Authority (Kipp Socal Public Schools); Series 2019 A, RB (i)	5.00%	07/01/2049	1,700	2,062,491
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,550	1,665,196
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	933,046
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,727,209
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, RB	6.10%	07/01/2032	820	884,690
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,007,900
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB	5.13%	11/01/2023	715	764,685
Series 2017 A, Ref.RB (i)	5.00%	11/01/2041	875	1,024,940
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,752,335
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	2,015	2,391,986
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS -AGM)(c)	5.25%	10/01/2043	600	684,540
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital);
Series 2014 B, Ref. RB	5.00%	07/01/2044	750	855,030
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,549,660
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref.RB (i)	5.00%	06/01/2046	1,000	1,121,860
Series 2019, RB (i)	5.00%	06/01/2034	375	450,210
Series 2019, RB (i)	5.00%	06/01/2039	100	118,079
Series 2019, RB (i)	5.00%	06/01/2051	295	343,421
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	1,500	1,694,565
Series 2016 A, RB (i)	5.25%	12/01/2056	830	949,188
California (State of) Statewide Communities Development Authority (Methodist Hospital of Sothern California); Series 2018; RB	5.00%	01/01/2048	495	588,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (NCCD—Hooper Street LLC—California College of the Arts); Series 2019, RB (i)	5.25%	07/01/2039	$1,640	$1,932,035
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, RB (a)(i)	6.25%	11/15/2019	455	459,723
Series 2009, RB (i)	7.25%	11/15/2041	500	506,120
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.62%	10/01/2032	1,000	1,089,750
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. RB	5.38%	05/15/2038	2,000	2,145,580
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, RB (d)	0.00%	06/01/2046	8,000	1,542,960
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group); Series 2015 A, Ref. RB	5.00%	11/01/2041	4,265	4,846,490
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,146,310
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,143,880
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,160,770
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,144,920
California State University; Series 2012 A, RB (e)	5.00%	11/01/2037	6,750	7,531,718
Cerritos Community College District (Election of 2012); Series 2018 B, GO Bonds	4.00%	08/01/2043	1,870	2,120,412
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(c)(d)	0.00%	08/01/2029	735	611,880
Compton Unified School District; Series 2019 B, GO Bonds (INS -BAM)(c)	4.00%	06/01/2049	1,390	1,556,369
East Bay Municipal Utility District; Series 2010 A, Ref. RB (a)(b)	5.00%	06/01/2020	2,000	2,061,520
Eden (Township of), CA Healthcare District; Series 2010, Ref. COP (a)(b)	6.12%	06/01/2020	1,000	1,037,910
El Segundo Unified School District (Election of 2008); Series 2009 A, GO Bonds (d)	0.00%	08/01/2033	4,430	3,243,247
Emeryville (City of), CA Public Financing Authority (Alameda County);
Series 2014 A, Ref. RB (INS -AGM)(c)	5.00%	09/01/2032	445	526,297
Series 2014 A, Ref. RB (INS -AGM)(c)	5.00%	09/01/2033	385	454,712
Series 2014 A, Ref. RB (INS -AGM)(c)	5.00%	09/01/2034	500	585,915
Escondido Union School District (Election of 2014); Series 2018 B, GO Bonds	4.00%	08/01/2047	1,690	1,897,954
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. RB (INS -AGM)(c)(d)	0.00%	01/15/2035	2,745	1,855,098
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. RB	5.00%	09/01/2035	815	938,489
Series 2015, Ref. RB	5.00%	09/01/2045	905	1,027,329
Fullerton (City of), CA Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. RB	5.00%	09/01/2026	1,960	2,174,130
Series 2012, Ref. RB	5.00%	09/01/2032	1,090	1,207,393
Gilroy Unified School District (Election of 2008);
Series 2009 A, GO Bonds (a)(d)	0.00%	08/01/2029	615	532,449
Series 2009 A, GO Bonds (INS -AGC)(c)(d)	0.00%	08/01/2029	4,735	3,907,180
Series 2009 A, GO Bonds (a)(d)	0.00%	08/01/2031	2,235	1,853,038
Series 2009 A, GO Bonds (INS -AGC)(c)(d)	0.00%	08/01/2031	1,415	1,089,875
Glendora (City of), CA Public Finance Authority; Series 2003 A, RB (INS -NATL)(c)	5.00%	09/01/2024	2,200	2,206,820
Golden State Tobacco Securitization Corp.;
Series 2013 A, RB	5.00%	06/01/2030	2,000	2,288,200
Series 2015 A, Ref. RB	5.00%	06/01/2040	695	820,232
Series 2015 A, Ref. RB	5.00%	06/01/2045	1,165	1,367,454
Series 2017 A-1, Ref. RB	5.00%	06/01/2029	1,000	1,209,330
Series 2018 A-1, Ref. RB	5.00%	06/01/2047	2,240	2,297,478
Series 2018 A-2, Ref. RB	5.00%	06/01/2047	3,000	3,076,980
Hollister Joint Powers Financing Authority; Series 2016, Ref. RB (INS -AGM)(c)	5.00%	06/01/2036	1,270	1,545,844
Inglewood (City of), CA Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. RB (INS -AMBAC)(c)	5.25%	05/01/2023	650	708,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Inland Empire Tobacco Securitization Authority; Series 2007 C-1, RB (d)	0.00%	06/01/2036	$8,000	$2,686,720

Series 2007 C-2, RB (d)	0.00%	06/01/2047	14,000	2,219,840

Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1); Series 2014, RB	5.00%	09/01/2044	445	496,224

Series 2014, RB	5.00%	09/01/2049	445	494,413

Irvine Ranch Water District; Series 2016, RB (e)	5.25%	02/01/2046	4,305	5,295,968

Irvine Unified School District (Community Facilities District No. 01-1); Series 2015, Ref. RB (INS -BAM)(c)	5.00%	09/01/2038	3,500	4,062,030

Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, RB	6.70%	09/01/2035	515	536,960

Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, RB	5.00%	09/01/2047	500	586,485

Series 2018 A, Ref. RB	5.00%	09/01/2045	1,000	1,176,120

Long Beach (City of), CA; Series 2010 A, RB	5.00%	06/01/2040	2,500	2,567,250

Series 2015, RB	5.00%	05/15/2045	2,370	2,693,505

Long Beach (City of), CA Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,164,880

Long Beach (City of), CA Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,677,460

Los Alamitos Unified School District; Series 2013, GO Bonds (f)	6.01%	08/01/2040	1,660	1,655,452

Los Angeles (City of), CA Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. RB	5.00%	09/01/2031	600	700,944

Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2010 A, RB	5.00%	05/15/2035	2,500	2,569,800

Series 2010 B, RB	5.00%	05/15/2040	1,000	1,026,930

Series 2013, RB (j)	5.00%	05/15/2043	3,000	3,338,310

Series 2019, RB (j)	5.00%	05/15/2049	2,000	2,443,040

Los Angeles (City of), CA Department of Water & Power; Series 2011 A, RB (a)(b)	5.00%	07/01/2021	25	26,879

Series 2011 A, RB (e)	5.00%	07/01/2022	1,830	1,966,884

Series 2011 A, RB	5.25%	07/01/2039	1,500	1,581,345

Los Angeles (City of), CA Harbor Department; Series 2014 A, Ref. RB (j)	5.00%	08/01/2036	1,000	1,160,100

Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, COP (INS -AMBAC)(c)(d)	0.00%	08/01/2024	1,265	1,163,927

Marin (County of), CA Water District Financing Authority; Series 2017, RB (e)	5.00%	07/01/2047	3,120	3,817,944

Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS -AGC)(c)(d)	0.00%	08/01/2035	940	633,259

Montclair (City of), CA Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. RB (INS -NATL)(c)	5.00%	10/01/2020	245	245,196

Moorpark Unified School District (Election of 2008); Series 2009 A, GO Bonds (INS -AGC)(c)(d)	0.00%	08/01/2031	840	642,440

Mountain View Shoreline Regional Park Community; Series 2018 A, RB (INS -AGM)(c)	5.00%	08/01/2048	2,000	2,495,120

Mt. San Antonio Community College District (Election 2008); Series 2013 A, GO Bonds (f)	6.25%	08/01/2043	2,035	2,075,700

National City (City of), CA Community Development Commission (National City Redevelopment); Series 2011, RB (a)(b)	7.00%	08/01/2021	1,500	1,673,280

Norco (City of), CA Financing Authority; Series 2009, Ref. RB (INS -AGM)(c)	5.62%	10/01/2034	1,000	1,003,260

North Orange County Community College District (Election of 2014); Series 2019 B, GO Bonds	4.00%	08/01/2044	2,500	2,914,150

Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,502,062

Oakland Unified School District (County of Alameda); Series 2015 A, GO Bonds	5.00%	08/01/2040	1,070	1,255,303

Orange (County of), CA Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, RB	5.00%	08/15/2035	125	143,808

Series 2015 A, RB	5.25%	08/15/2045	1,810	2,082,387

Orange (County of), CA Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, RB	5.00%	08/15/2046	2,000	2,307,200

Oroville (City of), CA (Oroville Hospital); Series 2019, RB	5.25%	04/01/2039	1,325	1,618,991

Series 2019, RB	5.25%	04/01/2049	2,165	2,599,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Palomar Community College District; Series 2010, GO Bonds (f)	6.37%	08/01/2045	$3,330	$3,340,756

Palomar Pomerado Health; Series 2009, COP (a)(b)	6.75%	11/01/2019	2,000	2,018,040

Rancho Cordova (City of), CA Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. RB	5.00%	09/01/2027	1,000	1,092,790

Redding (City of), CA Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, RB (INS -NATL)(c)	5.00%	09/01/2023	1,400	1,404,172

Regents of the University of California; Series 2016 L, Ref. RB (e)	5.00%	05/15/2041	3,420	4,070,176

Series 2018 O, Ref. RB	5.00%	05/15/2048	3,000	3,714,030

Riverside (County of), CA Community Facilities District No. 07-2 (Clinton Keith); Series 2015, RB	5.00%	09/01/2044	1,000	1,135,930

Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor); Series 2017 A, Ref. RB (INS -BAM)(c)	5.00%	10/01/2034	1,000	1,233,980

Series 2017 A, Ref. RB (INS -BAM)(c)	4.00%	10/01/2040	500	559,460

Riverside (County of), CA Transportation Commission; Series 2010 A, RB (a)(b)	5.00%	06/01/2020	1,500	1,545,000

Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. RB	5.00%	09/01/2038	1,000	1,144,580

Sacramento (City of), CA; Series 2018 A, RB	5.00%	06/01/2043	2,000	2,461,760

Sacramento (County of), CA; Series 2010, RB	5.00%	07/01/2040	2,200	2,265,802

Series 2018 C, Ref. RB (j)	5.00%	07/01/2039	1,685	2,070,124

San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,238,960

San Diego (City of), CA Public Facilities Financing Authority; Series 2016 A, Ref. RB	5.00%	05/15/2039	1,565	1,903,932

Series 2016 B, Ref. RB	5.00%	08/01/2036	1,500	1,854,885

Subseries 2012 A, Ref. RB	5.00%	08/01/2032	2,215	2,458,384

San Diego (City of), CA Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,825,470

San Diego (County of), CA Regional Airport Authority; Series 2017 B, RB (j)	5.00%	07/01/2037	1,000	1,228,010

San Diego (County of), CA Regional Transportation Commission; Series 2014 A, RB (e)	5.00%	04/01/2048	2,980	3,423,573

San Diego Community College District (Election of 2006); Series 2011, GO Bonds (a)(b)	5.00%	08/01/2021	2,500	2,698,950

San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Series 2011 C, Ref. RB (j)	5.00%	05/01/2023	5,000	5,312,001

Series 2011 G, Ref.RB (a)(b)	5.25%	05/03/2021	1,450	1,554,168

Series 2011 G, Ref. RB	5.25%	05/01/2028	550	587,983

Series 2018 D, RB (e)(j)	5.25%	05/01/2048	4,500	5,563,215

San Francisco (City & County of), CA Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, RB	5.00%	11/01/2036	4,000	4,345,880

San Francisco (City & County of), CA Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, RB (a)(b)	6.75%	02/01/2021	1,000	1,082,410

San Francisco (City & County of), CA Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, RB (a)(b)	7.00%	02/01/2021	500	542,655

San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, RB	5.00%	08/01/2043	1,060	1,215,990

San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. RB	5.00%	08/01/2033	500	542,770

San Francisco (City of), CA Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/2036	730	809,037

Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,815,420

San Francisco (City of), CA Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, GO Bonds (e)	5.00%	08/01/2047	3,425	4,226,690

San Joaquin Hills Transportation Corridor Agency; Series 2014 A, Ref. RB	5.00%	01/15/2044	1,730	1,988,185

Series 2014 B, Ref. RB	5.25%	01/15/2044	2,000	2,288,760

San Jose Evergreen Community College District (Election of 2004); Series 2008 B, GO Bonds (INS -AGM)(c)(d)	0.00%	09/01/2031	3,110	2,455,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS -AGM)(c)	5.00%	08/01/2030	$1,500	$1,603,950

San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program); Series 2019, RB	5.00%	08/01/2049	1,670	2,134,527

San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds (f)	6.62%	08/01/2042	1,010	1,032,402

Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.63%	09/01/2036	960	1,070,006

Series 2013, RB	5.63%	09/01/2043	960	1,070,102

Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. RB	5.00%	09/01/2028	820	880,631

Series 2011 A, Ref. RB	5.00%	09/01/2029	710	762,881

Series 2011 A, Ref. RB	5.10%	09/01/2030	460	495,296

Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB (d)	0.00%	06/01/2036	4,000	1,580,360

Simi Valley Unified School District; Series 2019 B, GO Bonds	4.00%	08/01/2048	2,000	2,254,120

Simi Valley Unified School District (Election of 2004); Series 2007 C, GO Bonds (INS -AGM)(c)(d)	0.00%	08/01/2028	3,480	2,983,195

Series 2007 C, GO Bonds (INS -AGM)(c)(d)	0.00%	08/01/2030	2,765	2,229,364

South Orange (County of), CA Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. RB	5.00%	08/15/2034	895	971,370

Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB (e)	5.25%	07/01/2031	2,100	2,256,219

Series 2011-1, RB (e)	5.25%	07/01/2029	2,100	2,257,017

Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, RB	5.00%	06/01/2037	860	863,655

Series 2006 A-1, RB	5.13%	06/01/2046	3,840	3,848,026

Tustin (City of), CA Public Financing Authority; Series 2011 A, RB (a)(b)	5.00%	04/01/2021	1,000	1,065,760

Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. RB (INS -BAM)(c)	5.00%	09/01/2038	3,000	3,525,030

University of California; Series 2018 AZ, Ref. RB	4.00%	05/15/2048	2,000	2,265,900

Walnut (City of), CA Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,035,700

West Contra Costa Unified School District; Series 2005, GO Bonds (INS -NATL)(c)(d)	0.00%	08/01/2025	2,500	2,279,875

Western Riverside (County of), CA Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS -AGC)(c)	5.62%	09/01/2039	1,000	1,003,240

Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	1,500	1,684,245

Woodland (City of), CA Community Facilities District 1; Series 2019, RB	5.00%	09/01/2044	1,155	1,337,455

Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS -AGM)(c)(d)	0.00%	08/01/2024	4,685	4,378,414

				463,679,399

Guam–1.68%
Guam (Territory of); Series 2011 A, RB	5.13%	01/01/2042	1,500	1,578,555

Guam (Territory of) (Section 30); Series 2009 A, RB (a)(b)	5.38%	12/01/2019	1,000	1,010,560

Series 2009 A, RB (a)(b)	5.62%	12/01/2019	660	667,365

Guam (Territory of) International Airport Authority; Series 2013 C, RB (j)	6.25%	10/01/2034	1,000	1,169,130

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2035	765	851,208

Port Authority of Guam; Series 2018 A, RB	5.00%	07/01/2048	1,825	2,188,029

				7,464,847

Virgin Islands–0.96%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB (j)	5.00%	09/01/2029	1,645	1,652,222

Series 2014 A, Ref. RB (j)	5.00%	09/01/2033	1,500	1,477,500

Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (i)	5.00%	09/01/2030	1,000	1,126,450

				4,256,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–0.36%
Children’s Trust Fund; Series 2002, RB	5.38%	05/15/2033	$700	$710,276

Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB(d)	0.00%	07/01/2027	1,120	886,245

				1,596,521

TOTAL INVESTMENTS IN SECURITIES(k)-107.22% (Cost $434,622,675)				476,996,939

FLOATING RATE NOTE OBLIGATIONS-(8.05)%
Notes with interest and fee rates ranging from 1.85% to 2.12% at 08/31/2019 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1K)(l)				(35,820,000)

OTHER ASSETS LESS LIABILITIES-0.83%				3,716,909

NET ASSETS-100.00%				$444,893,848

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
COP	- Certificates of Participation
GO	- General Obligation
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $32,132,774, which represented 7.22% of the Fund’s Net Assets.

(j)	Security subject to the alternative minimum tax.
(k)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	5.2%

(l)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2019. At August 31, 2019, the Fund’s investments with a value of $61,983,185 are held by TOB Trusts and serve as collateral for the $35,820,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 19 Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2019

Assets:
Investments in securities, at value (Cost $434,622,675)	$476,996,939

Receivable for:
Fund shares sold	408,242

Investments sold	537,400

Interest	4,876,453

Investment for trustee deferred compensation and retirement plans	68,707

Other assets	39,994

Total assets	482,927,735

Liabilities:
Floating rate note obligations	35,820,000

Payable for:
Dividends	476,665

Fund shares reacquired	303,289

Amount due custodian	1,025,958

Accrued fees to affiliates	201,142

Accrued trustees’ and officers’ fees and benefits	3,032

Accrued other operating expenses	81,586

Trustee deferred compensation and retirement plans	122,215

Total liabilities	38,033,887

Net assets applicable to shares outstanding	$444,893,848

Net assets consist of:
Shares of beneficial interest	$416,455,082

Distributable earnings	28,438,766

$444,893,848

Net Assets:
Class A	$338,796,675

Class C	$44,332,265

Class Y	$47,414,497

Class R6	$14,350,411

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	27,687,462

Class C	3,598,774

Class Y	3,860,994

Class R6	1,167,604

Class A:
Net asset value per share	$12.24

Maximum offering price per share (Net asset value of $12.24 ÷ 95.75%)	$12.78

Class C:
Net asset value and offering price per share	$12.32

Class Y:
Net asset value and offering price per share	$12.28

Class R6:
Net asset value and offering price per share	$12.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 20 Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2019

Investment income:
Interest	$18,486,457

Expenses:
Advisory fees	1,943,249

Administrative services fees	75,265

Custodian fees	2,351

Distribution fees:
Class A	778,320

Class C	302,376

Interest, facilities and maintenance fees	569,044

Transfer agent fees – A, C and Y	374,276

Transfer agent fees – R6	320

Trustees’ and officers’ fees and benefits	26,889

Registration and filing fees	26,034

Reports to shareholders	30,787

Professional services fees	67,613

Other	37,643

Total expenses	4,234,167

Less: Expense offset arrangement(s)	(457)

Net expenses	4,233,710

Net investment income	14,252,747

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,087,823)

Futures contracts	(783,694)

(1,871,517)

Change in net unrealized appreciation of Investment securities	18,463,762

Net realized and unrealized gain	16,592,245

Net increase in net assets resulting from operations	$30,844,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 21 Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$14,252,747	$14,698,223

Net realized gain (loss)	(1,871,517)	(1,075,869)

Change in net unrealized appreciation (depreciation)	18,463,762	(11,749,146)

Net increase in net assets resulting from operations	30,844,992	1,873,208

Distributions to shareholders from distributable earnings(1):
Class A	(10,837,590)	(11,286,198)

Class B	–	(74,772)

Class C	(1,168,690)	(1,587,707)

Class Y	(1,628,259)	(1,664,405)

Class R6	(459,636)	(232,741)

Total distributions from distributable earnings	(14,094,175)	(14,845,823)

Share transactions–net:
Class A	18,441,202	(21,912,047)

Class B	–	(6,256,180)

Class C	(6,896,399)	(807,095)

Class Y	495,160	1,108,834

Class R6	2,313,966	11,657,490

Net increase (decrease) in net assets resulting from share transactions	14,353,929	(16,208,998)

Net increase (decrease) in net assets	31,104,746	(29,181,613)

Net assets:
Beginning of year	413,789,102	442,970,715

End of year	$444,893,848	$413,789,102

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22 Invesco California Tax-Free Income Fund

Financial Highlights

August 31, 2019

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/19	$11.76	$0.41	$0.47	$0.88	$(0.40)	$12.24	7.71%	$338,797	1.02	%(d)	1.02	%(d)	0.88	%(d)	3.45	%(d)	17%
Year ended 08/31/18	12.12	0.41	(0.35)	0.06	(0.42)	11.76	0.48	307,176	1.27		1.27		0.92		3.46		18
Year ended 08/31/17	12.63	0.45	(0.51)	(0.06)	(0.45)	12.12	(0.41)	338,904	1.02		1.02		0.88		3.70		18
Year ended 08/31/16	12.09	0.46	0.54	1.00	(0.46)	12.63	8.37	353,372	0.94		0.94		0.87		3.71		7
Year ended 08/31/15	12.15	0.48	(0.06)	0.42	(0.48)	12.09	3.48	300,873	0.91		0.91		0.86		3.94		12
Class C
Year ended 08/31/19	11.84	0.35	0.47	0.82	(0.34)	12.32	7.11	44,332	1.52	(d)	1.52	(d)	1.38	(d)	2.95	(d)	17
Year ended 08/31/18	12.19	0.36	(0.35)	0.01	(0.36)	11.84	0.07 (e)	50,017	1.75	(e)	1.75	(e)	1.40	(e)	2.98	(e)	18
Year ended 08/31/17	12.71	0.39	(0.52)	(0.13)	(0.39)	12.19	(0.94)	52,424	1.52		1.52		1.38		3.20		18
Year ended 08/31/16	12.16	0.40	0.54	0.94	(0.39)	12.71	7.88	57,137	1.44		1.44		1.37		3.21		7
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87	28,335	1.41		1.41		1.36		3.44		12
Class Y
Year ended 08/31/19	11.81	0.44	0.46	0.90	(0.43)	12.28	7.85	47,414	0.77	(d)	0.77	(d)	0.63	(d)	3.70	(d)	17
Year ended 08/31/18	12.16	0.44	(0.34)	0.10	(0.45)	11.81	0.83	45,078	1.03		1.03		0.68		3.70		18
Year ended 08/31/17	12.68	0.48	(0.52)	(0.04)	(0.48)	12.16	(0.24)	45,285	0.77		0.77		0.63		3.95		18
Year ended 08/31/16	12.13	0.49	0.55	1.04	(0.49)	12.68	8.70	39,091	0.69		0.69		0.62		3.96		7
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65	23,698	0.66		0.66		0.61		4.19		12
Class R6
Year ended 08/31/19	11.80	0.45	0.48	0.93	(0.44)	12.29	8.12	14,350	0.67	(d)	0.67	(d)	0.53	(d)	3.80	(d)	17
Year ended 08/31/18	12.17	0.45	(0.37)	0.08	(0.45)	11.80	0.70	11,518	0.96		0.96		0.61		3.77		18
Year ended 08/31/17(f)	11.97	0.19	0.21	0.40	(0.20)	12.17	3.40	10	0.81	(g)	0.81	(g)	0.67	(g)	3.91	(g)	18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $316,311, $40,317, $44,805 and $12,023 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.72% for the year ended August 31, 2018.
(f)	Commencement date of April 04, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23 Invesco California Tax-Free Income Fund

Notes to Financial Statements

August 31, 2019

NOTE 1–Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

24 Invesco California Tax-Free Income Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a

25 Invesco California Tax-Free Income Fund

disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

26 Invesco California Tax-Free Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.00%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 0.75% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $24,778 in front-end sales commissions from the sale of Class A shares and $8,735 and $410 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

27 Invesco California Tax-Free Income Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(783,694)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$17,097,338

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2019, the Fund engaged in securities purchases of $29,065,325 and securities sales of $26,064,746, which did not result in any net realized gains (losses).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $457.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

28 Invesco California Tax-Free Income Fund

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2019 were $44,708,077 and 1.27%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018

	2019	2018

Ordinary income	$14,094,175	$14,845,823

Tax Components of Net Assets at Period-End:

2019

Undistributed tax-exempt income	$321,654

Net unrealized appreciation – investments	42,930,679

Temporary book/tax differences	(110,404)

Capital loss carryforward	(14,703,163)

Shares of beneficial interest	416,455,082

Total net assets	$444,893,848

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TOBs, accretion of bond discount differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,736,518	$7,966,645	$14,703,163

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $75,439,272 and $82,873,037, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$44,333,026

Aggregate unrealized (depreciation) of investments	(1,402,347)

Net unrealized appreciation of investments	$42,930,679

Cost of investments for tax purposes is $434,066,260.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2019, undistributed net investment income was decreased by $79,916, undistributed net realized gain (loss) was increased by $1,923,607 and shares of beneficial interest was decreased by $1,843,691. This reclassification had no effect on the net assets of the Fund.

29 Invesco California Tax-Free Income Fund

NOTE 12–Share Information

	Summary of Share Activity

	Years ended August 31,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Sold:
Class A	4,000,251	$47,078,118	2,499,917	$29,773,939

Class B(b)	-	-	2	23

Class C	1,645,859	19,721,627	1,412,191	16,962,855

Class Y	1,499,545	17,698,899	1,598,496	19,122,183

Class R6	601,650	7,116,777	1,102,949	13,173,581

Issued as reinvestment of dividends:
Class A	545,922	6,434,972	601,520	7,139,093

Class B(b)	-	-	2,711	32,853

Class C	65,281	773,478	89,874	1,073,253

Class Y	77,828	922,154	71,708	854,632

Class R6	27,638	327,286	15,319	181,167

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	353,611	4,215,042

Class B	-	-	(347,895)	(4,215,042)

Automatic conversion of Class C shares to Class A shares:
Class A	1,434,710	16,662,817	-	-

Class C	(1,426,104)	(16,662,817)	-	-

Reacquired:
Class A	(4,405,048)	(51,734,705)	(5,308,093)	(63,040,121)

Class B(b)	-	-	(173,722)	(2,074,014)

Class C	(910,449)	(10,728,687)	(1,576,923)	(18,843,203)

Class Y	(1,533,560)	(18,125,893)	(1,575,593)	(18,867,981)

Class R6	(437,384)	(5,130,097)	(143,404)	(1,697,258)

Net increase (decrease) in share activity	1,186,139	$14,353,929	(1,377,332)	$(16,208,998)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

30 Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco California Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31 Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,066.10	$4.43	$1,020.92	$4.33	0.85%
Class C	1,000.00	1,063.00	7.02	1,018.40	6.87	1.35
Class Y	1,000.00	1,067.20	3.13	1,022.18	3.06	0.60
Class R6	1,000.00	1,067.60	2.66	1,022.63	2.60	0.51

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

32 Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco California Tax-Free Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.   Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s exposure to certain types of bonds and security selection in and exposure to certain sectors negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

33 Invesco California Tax-Free Income Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.
E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

34 Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35 Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen

			229	None
		Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2 Invesco California Tax-Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3 Invesco California Tax-Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4 Invesco California Tax-Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers-(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5 Invesco California Tax-Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6 Invesco California Tax-Free Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-CTFI-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
11	Schedule of Investments
37	Financial Statements
40	Financial Highlights
41	Notes to Financial Statements
52	Report of Independent Registered Public Accounting Firm
53	Fund Expenses
54	Approval of Investment Advisory and Sub-Advisory Contracts
56	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Core Plus Bond Fund

Bruce Crockett
Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	9.57%
Class C Shares	8.67
Class R Shares	9.21
Class Y Shares	9.84
Class R5 Shares	9.75
Class R6 Shares	9.91
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	10.17
Lipper Core Plus Bond Funds Index■ (Peer Group Index)	9.73
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.

Market conditions and your Fund
Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 second quarter gross domestic product grew at 2.0%.1 The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.2 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.75% to 2.00% at the start of the fiscal year to a range of 2.00% to 2.25% at the close of the fiscal year.3 This was accomplished with two 0.25% rate hikes in September and December 2018, followed by a single 0.25% rate cut in July 2019.3 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation and the still lingering unknown of Brexit —
the decision by UK voters to leave the European Union. We believe these headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. The uncertainty of the global economic and interest rate environment continued to drive overseas investments into higher yielding segments of the fixed income markets.
The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in October 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatility levels in December led to a severe "risk-off" tone in the markets driving Treasury yields lower. Throughout the remainder of the fiscal year, Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the fiscal year at 1.50%, 136 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)
The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.17% for the fiscal year. Strong performance for the Fund’s broad market/style-specific benchmark was largely attributable to the sharp decline in US Treasury yields. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index — government-related, corporate, securitized and treasury — posted positive returns for the fiscal year.
The Fund, at NAV, generated positive returns for the fiscal year, but underperformed its broad market/style-specific benchmark. Overweight exposure to investment grade credit was the most notable detractor from the Fund’s relative performance. Underperformance from the investment grade credit sector was driven by slightly wider credit spreads and weaker technicals due in part to declining overseas demand for the asset class stemming from heightened foreign currency hedging costs. Security selection in the financials and energy sectors also detracted from the Fund’s relative performance during the fiscal year, but was slightly offset by security selection within the industrial and communication services sectors.
Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s performance relative to the broad market/style-specific index during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging
Portfolio Composition
By security type, based on Net Assets
as of August 31, 2019
U.S. Dollar Denominated Bonds & Notes	43.01%
Asset-Backed Securities	24.73
U.S. Government Sponsored Agency Mortgage-Backed Securities	14.96
U.S. Treasury Securities	12.40
Preferred Stocks	1.16
Security Types Each Less Than 1% of Portfolio	2.08
Money Market Funds Plus Other Assets Less Liabilities	1.66
Top Five Debt Issuers
% of total net assets
1.	U.S. Treasury	12.3%
2.	Federal National Mortgage Association	7.1
3.	Freddie Mac Multifamily Structured Pass Through Ctfs.	5.1
4.	Hertz Vehicle Financing II L.P.	2.0
5.	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC	1.9
Total Net Assets	$4.2 billion
Total Number of Holdings*	954

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Core Plus Bond Fund

market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. Out-of-index exposure, such as high yield and US dollar-denominated EM corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Helping to support returns in high yield and US dollar-denominated EM corporate debt were very accommodative central bank policies.
The Fund’s allocation to cash holdings detracted from relative Fund performance, as intermediate and long duration assets rallied during the fiscal year as a result of lower Treasury rates.
The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.
The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.
Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.
We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.
Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.
1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: US Federal Reserve
4	Source: US Department of the Treasury
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Matt Brill
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.
Chuck Burge
Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.
Michael Hyman
Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.
Joseph Portera
Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.
Scott Roberts
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.
5	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (6/3/09)	4.50%
10 Years	4.24
5 Years	2.87
1 Year	4.89
Class C Shares
Inception (6/3/09)	4.16%
10 Years	3.91
5 Years	2.98
1 Year	7.67
Class R Shares
Inception (6/3/09)	4.67%
10 Years	4.43
5 Years	3.50
1 Year	9.21
Class Y Shares
Inception (6/3/09)	5.21%
10 Years	4.97
5 Years	4.03
1 Year	9.84
Class R5 Shares
Inception (6/3/09)	5.20%
10 Years	4.95
5 Years	4.02
1 Year	9.75
Class R6 Shares
10 Years	4.92%
5 Years	4.09
1 Year	9.91
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.76%, 1.51% 1.01%, 0.51%, 0.51% and 0.45%, re-
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/3/09)	4.27%
10 Years	4.29
5 Years	2.42
1 Year	3.06
Class C Shares
Inception (6/3/09)	3.94%
10 Years	3.96
5 Years	2.55
1 Year	5.79
Class R Shares
Inception (6/3/09)	4.45%
10 Years	4.48
5 Years	3.07
1 Year	7.32
Class Y Shares
Inception (6/3/09)	4.98%
10 Years	5.01
5 Years	3.56
1 Year	7.85
Class R5 Shares
Inception (6/3/09)	4.98%
10 Years	5.01
5 Years	3.59
1 Year	7.85
Class R6 Shares
10 Years	4.97%
5 Years	3.66
1 Year	7.92
spectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.84%, 1.59%, 1.09%, 0.59%, 0.56% and 0.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to dif-
ferent sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
7	Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Core Plus Bond Fund

segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a
9	Invesco Core Plus Bond Fund

decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
■	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report
■	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
■	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
10	Invesco Core Plus Bond Fund

Schedule of Investments(a)
August 31, 2019
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–43.01%
Aerospace & Defense–0.05%
L3Harris Technologies, Inc., 3.85%, 12/15/2026(b)	$ 600,000	$ 651,492
Moog, Inc., 5.25%, 12/01/2022(b)	97,000	99,061
Northrop Grumman Corp., 3.25%, 01/15/2028	300,000	318,970
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	321,000	337,050
TransDigm, Inc.,
6.50%, 07/15/2024	128,000	132,640
6.50%, 05/15/2025	201,000	210,296
Triumph Group, Inc., 7.75%, 08/15/2025	368,000	369,840
		2,119,349
Agricultural & Farm Machinery–0.01%
Titan International, Inc., 6.50%, 11/30/2023	541,000	434,153
Agricultural Products–0.01%
JBS Investments II GmbH, 5.75%, 01/15/2028(b)	200,000	210,450
Kernel Holding S.A. (Ukraine), REGS, 8.75%, 01/31/2022(b)	266,000	282,702
		493,152
Air Freight & Logistics–0.00%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	67,000	68,637
Airlines–3.49%
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	3,631,000	3,780,779
American Airlines Pass Through Trust,
Series 2017-1, Class B, 4.95%, 02/15/2025	4,588,210	4,890,186
Series 2016-3, Class B, 3.75%, 10/15/2025	4,530,559	4,669,117
Series 2017-2, Class B, 3.70%, 10/15/2025	5,865,282	5,939,611
Series 2019-1, Class B, 3.85%, 02/15/2028	5,300,000	5,369,002
Series 2017-2, Class A, 3.60%, 10/15/2029	8,684,101	8,906,949
Series 2019-1, Class A, 3.50%, 02/15/2032	8,188,000	8,492,880
Series 2019-1, Class AA, 3.15%, 02/15/2032	9,198,000	9,546,562
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, 8.38%, 05/10/2020(b)	8,219,000	6,523,831
	Principal Amount	Value
Airlines–(continued)
British Airways Pass Through Trust (United Kingdom),
Series 2019-1, Class A, 3.35%, 06/15/2029(b)	$ 6,303,000	$ 6,502,741
Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	11,075,000	11,662,591
Delta Air Lines Pass Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	2,033,000	2,142,672
Delta Air Lines, Inc.,
2.88%, 03/13/2020	4,744,000	4,745,449
2.60%, 12/04/2020	8,050,000	8,078,112
3.40%, 04/19/2021	2,569,000	2,605,394
3.63%, 03/15/2022	7,899,000	8,134,254
3.80%, 04/19/2023	4,552,000	4,739,325
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, 4.20%, 11/15/2027	5,203,154	5,234,112
Latam Finance Ltd. (Chile), 7.00%, 03/01/2026(b)	225,000	234,283
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, 7.50%, 11/10/2023(b)	14,937,671	15,382,066
United Airlines Pass Through Trust,
Series 2018-1, Class A, 3.70%, 03/01/2030	7,843,048	8,284,234
Series 2018-1, Class AA, 3.50%, 03/01/2030	11,591,636	12,297,333
US Airways Pass Through Trust, Series 2012-1, Class B, 8.00%, 04/01/2021	6,436	6,456
		148,167,939
Alternative Carriers–0.06%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	468,000	494,325
Series Y, 7.50%, 04/01/2024	722,000	803,211
Level 3 Financing, Inc.,
5.38%, 05/01/2025	837,000	872,572
5.25%, 03/15/2026	366,000	382,470
		2,552,578
Aluminum–0.10%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	350,000	368,375
Indonesia Asahan Aluminium Persero PT (Persero) (Indonesia), 5.23%, 11/15/2021(b)	3,530,000	3,721,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Core Plus Bond Fund

	Principal Amount	Value
Aluminum–(continued)
PT Indonesia Asahan Aluminium (Persero) (Indonesia), 5.71%, 11/15/2023(b)	$ 200,000	$ 222,021
		4,312,220
Apparel Retail–0.08%
L Brands, Inc.,
5.63%, 02/15/2022	2,621,000	2,765,155
6.88%, 11/01/2035	281,000	238,850
6.75%, 07/01/2036	22,000	18,590
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	297,000	285,557
		3,308,152
Apparel, Accessories & Luxury Goods–0.01%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	31,000	32,589
4.88%, 05/15/2026(b)	547,000	579,371
		611,960
Asset Management & Custody Banks–0.35%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	660,000	710,078
Apollo Management Holdings L.P., 4.00%, 05/30/2024(b)	5,598,000	5,958,630
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(b)	3,581,000	4,465,507
Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	2,866,000	3,437,658
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	257,000	270,743
		14,842,616
Auto Parts & Equipment–0.02%
Dana, Inc., 5.50%, 12/15/2024	414,000	424,350
Delphi Technologies PLC, 5.00%, 10/01/2025(b)	166,000	144,005
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	191,000	187,657
		756,012
Automobile Manufacturers–2.38%
Ford Motor Credit Co. LLC,
2.68%, 01/09/2020	5,293,000	5,294,433
5.09%, 01/07/2021	12,522,000	12,904,438
3.81%, 10/12/2021	8,681,000	8,829,208
5.60%, 01/07/2022	7,258,000	7,677,834
5.58%, 03/18/2024	14,479,000	15,581,184
General Motors Co., 4.88%, 10/02/2023	370,000	398,268
General Motors Financial Co., Inc.,
3.16%, (3 mo. USD LIBOR + 0.85%), 04/09/2021(c)	6,385,000	6,385,277
3.55%, 07/08/2022	9,923,000	10,176,323
Hyundai Capital America, 4.30%, 02/01/2024(b)	16,343,000	17,323,730
	Principal Amount	Value
Automobile Manufacturers–(continued)
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	$ 602,000	$ 618,555
Toyota Motor Corp. (Japan), 3.42%, 07/20/2023	300,000	318,874
Volkswagen Group of America Finance, LLC (Germany),
2.95%, (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(c)	6,674,000	6,704,212
3.12%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(c)	7,881,000	7,924,960
4.25%, 11/13/2023(b)	600,000	641,986
		100,779,282
Automotive Retail–0.06%
AutoZone, Inc., 3.75%, 04/18/2029	600,000	648,819
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	85,000	88,294
Murphy Oil USA, Inc., 5.63%, 05/01/2027	472,000	497,960
O’Reilly Automotive, Inc., 3.90%, 06/01/2029	700,000	770,369
Penske Automotive Group, Inc., 5.50%, 05/15/2026	584,000	613,930
		2,619,372
Brewers–0.01%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.65%, 02/01/2026	485,000	521,580
Broadcasting–0.04%
AMC Networks, Inc.,
5.00%, 04/01/2024	155,000	160,038
4.75%, 08/01/2025	244,000	250,100
CBS Corp., 3.50%, 01/15/2025	275,000	286,901
Gray Television, Inc., 7.00%, 05/15/2027(b)	185,000	202,982
iHeartCommunications, Inc.,
8.38%, 05/01/2027	146,000	158,228
5.25%, 08/15/2027(b)	236,000	248,727
Tribune Media Co., 5.88%, 07/15/2022	123,000	124,807
TV Azteca, S.A.B. de C.V. (Mexico), REGS, 8.25%, 08/09/2024(b)	265,000	260,034
		1,691,817
Building Products–0.03%
Owens Corning, 4.20%, 12/01/2024	500,000	530,605
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	486,000	513,338
5.00%, 02/15/2027(b)	192,000	197,280
		1,241,223
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–1.07%
Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	$ 200,000	$ 206,750
7.50%, 05/15/2026(b)	400,000	427,000
Altice Luxembourg S.A. (Luxembourg),
7.75%, 05/15/2022(b)	200,000	205,605
10.50%, 05/15/2027(b)	210,000	228,900
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	245,000	250,415
5.75%, 02/15/2026(b)	1,985,000	2,106,581
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.,
4.46%, 07/23/2022	265,000	280,097
4.91%, 07/23/2025	260,000	287,569
5.38%, 04/01/2038	5,235,000	5,914,165
5.38%, 05/01/2047	4,585,000	5,100,388
Comcast Corp.,
3.95%, 10/15/2025	4,479,000	4,908,008
4.60%, 10/15/2038	5,889,000	7,139,874
3.40%, 07/15/2046	500,000	521,243
Cox Communications, Inc., 3.35%, 09/15/2026(b)	4,933,000	5,132,279
CSC Holdings, LLC,
7.75%, 07/15/2025(b)	395,000	425,119
10.88%, 10/15/2025(b)	500,000	568,437
5.50%, 05/15/2026(b)	200,000	212,000
5.75%, 01/15/2030(b)	226,000	236,735
Discovery Communications LLC, 5.20%, 09/20/2047	365,000	413,683
DISH DBS Corp.,
7.88%, 09/01/2019	387,000	387,000
5.88%, 11/15/2024	1,757,000	1,678,023
Globo Comunicacao E Participacoes S.A. (Brazil), 5.13%, 03/31/2027(b)	267,000	272,674
Sirius XM Radio, Inc.,
4.63%, 07/15/2024(b)	5,296,000	5,540,940
5.38%, 07/15/2026(b)	609,000	645,540
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	400,000	408,800
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), 5.00%, 01/15/2025(b)	400,000	414,548
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	209,000
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	700,000	734,125
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	224,000	232,120
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	250,000	264,988
		45,352,606
	Principal Amount	Value
Casinos & Gaming–0.41%
Boyd Gaming Corp.,
6.38%, 04/01/2026	$ 163,000	$ 173,391
6.00%, 08/15/2026	126,000	133,560
Las Vegas Sands Corp.,
3.20%, 08/08/2024	10,017,000	10,234,071
3.50%, 08/18/2026	4,689,000	4,798,601
MGM Resorts International,
7.75%, 03/15/2022	110,000	123,775
6.00%, 03/15/2023	485,000	534,712
4.63%, 09/01/2026	350,000	364,000
Scientific Games International, Inc., 10.00%, 12/01/2022	298,000	310,293
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	200,000	209,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	436,000	461,070
		17,343,223
Coal & Consumable Fuels–0.02%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	717,000	681,598
Commodity Chemicals–0.02%
Alpek SAB de C.V. (Mexico), REGS, 4.50%, 11/20/2022(b)	300,000	314,100
Koppers, Inc., 6.00%, 02/15/2025(b)	159,000	155,423
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	170,000	161,075
Olin Corp., 5.63%, 08/01/2029	366,000	381,097
		1,011,695
Communications Equipment–0.03%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	593,000	532,217
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	249,000	269,543
5.25%, 08/01/2026	614,000	653,142
		1,454,902
Construction & Engineering–0.02%
AECOM, 5.13%, 03/15/2027	97,000	101,803
Bioceanico Sovereign Certificate Ltd. (Cayman Islands), 0.00%, 06/05/2034(b)(d)	150,000	103,500
William Lyon Homes, Inc.,
6.00%, 09/01/2023	79,000	82,358
6.63%, 07/15/2027(b)	386,000	387,930
		675,591
Construction Machinery & Heavy Trucks–0.02%
Oshkosh Corp., 5.38%, 03/01/2025	379,000	394,160
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Core Plus Bond Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–(continued)
Wabtec Corp., 4.95%, 09/15/2028	$ 236,000	$ 263,680
		657,840
Consumer Finance–0.54%
Ally Financial, Inc.,
8.00%, 03/15/2020	145,000	149,423
4.13%, 03/30/2020	4,449,000	4,493,490
5.13%, 09/30/2024	919,000	1,029,280
4.63%, 03/30/2025	750,000	822,187
Credit Acceptance Corp., 6.63%, 03/15/2026(b)	5,071,000	5,498,891
Discover Bank, 3.45%, 07/27/2026	335,000	350,345
Navient Corp.,
8.00%, 03/25/2020	235,000	242,638
7.25%, 01/25/2022	870,000	957,000
7.25%, 09/25/2023	875,000	974,531
Synchrony Financial, 4.50%, 07/23/2025	5,120,000	5,506,805
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), 7.38%, 02/12/2026(b)	3,013,000	2,877,114
		22,901,704
Copper–0.46%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	600,000	552,000
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	16,460,000	16,460,000
5.40%, 11/14/2034	1,706,000	1,646,290
Southern Copper Corp. (Peru), 7.50%, 07/27/2035	200,000	271,000
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	543,000	519,922
		19,449,212
Data Processing & Outsourced Services–0.13%
Fidelity National Information Services, Inc., 4.50%, 08/15/2046	4,764,000	5,607,231
Department Stores–0.20%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/2023	7,997,000	8,170,269
SACI Falabella (Chile), 3.75%, 10/30/2027(b)	200,000	206,502
		8,376,771
Distillers & Vintners–0.12%
Constellation Brands, Inc., 2.86% (3 mo. USD LIBOR + 0.70%), 11/15/2021(c)	5,132,000	5,133,249
Principal Amount		Value
Diversified Banks–6.26%
ABN AMRO Bank N.V. (Netherlands), 2.45%, 06/04/2020(b)	$ 6,244,000	$ 6,255,527
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	20,285,000	21,350,774
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(e)	5,945,000	6,574,308
Banco Bilbao Vizcaya Argentaria S.A. (Spain), Series 9, 6.50%(e)	9,400,000	9,536,300
Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(b)	400,000	423,504
Banco del Estado de Chile (Chile), REGS, 4.13%, 10/07/2020(b)	300,000	305,968
Banco do Brasil S.A. (Brazil), REGS, 8.50%(b)(e)	5,349,000	5,656,621
Banco Mercantil del Norte, S.A. (Mexico), 6.75% (5 yr. U.S. Treasury Yield Curve Rate + 4.97%)(b)(e)	200,000	197,680
Banco Safra S.A. (Brazil), 4.13%, 02/08/2023(b)	250,000	255,000
Bank of America Corp., 4.20%, 08/26/2024	4,663,000	5,035,833
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	200,000	220,643
Barclays PLC (United Kingdom),
6.63% (e)	7,410,000	7,422,315
4.84%, 05/09/2028	2,345,000	2,436,210
BBVA Bancomer S.A. (Mexico),
7.25%, 04/22/2020(b)	5,605,000	5,759,194
4.38%, 04/10/2024(b)	1,385,000	1,450,801
BNP Paribas S.A. (France),
2.38%, 05/21/2020	6,282,000	6,294,888
4.38%, 03/01/2033(b)	11,980,000	12,753,722
BPCE S.A. (France), 12.50%(b)(e)	3,375,000	3,415,500
Citigroup, Inc.,
Series Q, 5.95%(e)	1,480,000	1,508,068
Series T, 6.25%(e)	6,669,000	7,474,982
5.50%, 09/13/2025	6,552,000	7,515,046
4.45%, 09/29/2027	9,614,000	10,589,186
Credit Agricole S.A. (France), REGS, 8.13%(b)(e)	202,000	236,170
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, 4.13%, 12/10/2022(b)	300,000	311,808
DIB Sukuk Ltd. (United Arab Emirates), REGS, 3.66%, 02/14/2022(b)	200,000	205,276
Export-Import Bank of India (India), REGS, 3.38%, 08/05/2026(b)	200,000	206,300
Global Bank Corp. (Panama),
4.50%, 10/20/2021(b)	7,642,000	7,882,723
5.25%, 04/16/2029(b)	1,484,000	1,601,236
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom),
6.00% (e)	$ 10,561,000	$ 10,603,455
3.12%, (3 mo. USD LIBOR + 1.00%), 05/18/2024(c)	6,489,000	6,501,830
4.38%, 11/23/2026	570,000	613,320
Industrial Senior Trust (Guatemala), REGS, 5.50%, 11/01/2022(b)	500,000	519,750
ING Bank N.V. (Netherlands), 2.75%, 03/22/2021(b)	5,088,000	5,136,160
JPMorgan Chase & Co.,
Series I, 5.74% (3 mo. USD LIBOR + 3.47%)(c)(e)	8,921,000	8,980,949
2.30%, 08/15/2021	8,152,000	8,174,113
3.15%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(c)	14,136,000	14,197,040
3.63%, 12/01/2027	5,110,000	5,436,953
3.78%, 02/01/2028	5,425,000	5,908,367
Series W, 3.16% (3 mo. USD LIBOR + 1.00%), 05/15/2047(c)	11,797,000	9,101,621
Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	500,000	528,159
Multibank, Inc. (Panama), 4.38%, 11/09/2022(b)	200,000	206,000
National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(b)	4,120,000	4,264,145
Nordea Bank Abp (Finland), 5.50%(b)(e)	3,560,000	3,572,852
QNB Finance Ltd. (Qatar), REGS, 2.13%, 09/07/2021(b)	340,000	337,802
Shinhan Financial Group Co. Ltd. (South Korea), 3.34%, 02/05/2030(b)	200,000	204,655
SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	4,160,000	4,231,830
4.13%, 07/15/2023(b)	8,347,000	8,862,045
Societe Generale S.A. (France),
7.38% (b)(e)	2,988,000	3,148,605
REGS, 7.38%(b)(e)	202,000	212,857
Standard Chartered PLC (United Kingdom),
7.75% (b)(e)	5,720,000	6,124,490
3.43%, (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(c)	3,722,000	3,717,567
REGS, 7.50%(b)(e)	200,000	209,750
Sumitomo Mitsui Financial Group, Inc. (Japan), 3.04%, 07/16/2029	11,770,000	12,194,243
Wells Fargo & Co., 5.38%, 11/02/2043	7,491,000	9,906,007
		265,770,148
	Principal Amount	Value
Diversified Capital Markets–0.12%
Credit Suisse Group AG (Switzerland), 7.50%(b)(e)	$ 305,000	$ 337,364
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), 3.75%, 03/26/2025	725,000	766,851
UBS AG (Switzerland), 4.88%, 08/04/2020	3,987,000	4,091,287
		5,195,502
Diversified Chemicals–0.23%
Chemours Co. (The), 7.00%, 05/15/2025	275,000	272,250
CNAC (HK) Finbridge Co. Ltd. (China), REGS, 3.00%, 07/19/2020(b)	300,000	301,461
Dow Chemical Co. (The),
3.15%, 05/15/2024(b)	4,769,000	4,928,378
4.55%, 11/30/2025(b)	500,000	551,816
OCP S.A. (Morocco),
4.50%, 10/22/2025(b)	1,940,000	2,062,639
REGS, 4.50%, 10/22/2025(b)	700,000	744,251
Office Cherifien desA Phosphates (Morocco), REGS, 6.88%, 04/25/2044(b)	400,000	498,980
SABIC Capital II B.V. (Saudi Arabia),
4.00%, 10/10/2023(b)	200,000	212,788
4.50%, 10/10/2028(b)	200,000	226,488
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	97,000	91,423
		9,890,474
Diversified Metals & Mining–0.29%
Corp. Nacional del Cobre de Chile (Chile), 3.63%, 08/01/2027(b)	200,000	214,582
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	448,000	456,951
Minmetals Bounteous Finance (BVI) Ltd. (China),
REGS, 3.50%, 07/30/2020(b)	300,000	302,528
3.13%, 07/27/2021(b)	300,000	302,388
MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), 6.63%, 10/14/2022(b)	295,000	326,292
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	8,811,000	10,321,675
Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	262,000	252,175
		12,176,591
Diversified REITs–0.60%
STORE Capital Corp., 4.63%, 03/15/2029	5,290,000	5,882,047
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified REITs–(continued)
Trust F/1401 (Mexico),
5.25%, 01/30/2026(b)	$ 8,353,000	$ 8,864,705
4.87%, 01/15/2030(b)	10,275,000	10,498,481
6.39%, 01/15/2050(b)	200,000	212,000
		25,457,233
Electric Utilities–0.65%
Adani Transmission Ltd. (India), 4.00%, 08/03/2026(b)	200,000	205,784
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, 3.13%, 05/06/2025(b)	200,000	207,986
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	9,254,000	9,601,025
Electricite de France S.A. (France), 4.88%, 09/21/2038(b)	550,000	652,330
Empresa de Transmision Electrica, S.A. (Panama), 5.13%, 05/02/2049(b)	200,000	233,002
Empresas Publicas de Medellin E.S.P. (Colombia), 4.25%, 07/18/2029(b)	10,160,000	10,700,512
Eskom Holdings SOC Ltd. (South Africa), 6.35%, 08/10/2028(b)	222,000	240,800
Israel Electric Corp. Ltd. (The) (Israel), REGS, 4.25%, 08/14/2028(b)	200,000	220,075
Korea East-West Power Co. Ltd. (South Korea), 3.88%, 07/19/2023(b)	200,000	212,762
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, 3.00%, 09/19/2022(b)	200,000	204,520
Perusahaan Listrik Negara PT (Indonesia), REGS, 5.45%, 05/21/2028(b)	200,000	234,697
Southern Co. (The), Series B, 5.50%, 03/15/2057	3,932,000	4,082,144
State Grid Overseas Investment (2016) Ltd. (China), 3.50%, 05/04/2027(b)	200,000	214,252
Trinidad Generation Unlimited (Trinidad), REGS, 5.25%, 11/04/2027(b)	400,000	408,504
		27,418,393
Electrical Components & Equipment–0.01%
EnerSys, 5.00%, 04/30/2023(b)	519,000	537,165
Electronic Equipment & Instruments–0.01%
Itron, Inc., 5.00%, 01/15/2026(b)	266,000	272,650
MTS Systems Corp., 5.75%, 08/15/2027(b)	204,000	213,690
		486,340
	Principal Amount	Value
Electronic Manufacturing Services–0.01%
Jabil, Inc., 3.95%, 01/12/2028	$ 280,000	$ 283,400
Environmental & Facilities Services–0.03%
Core & Main L.P., 6.13%, 08/15/2025(b)	359,000	366,180
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	535,000	556,400
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	245,000	256,025
		1,178,605
Fertilizers & Agricultural Chemicals–0.01%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	211,000	223,660
Financial Exchanges & Data–0.02%
Moody’s Corp., 4.88%, 02/15/2024	700,000	776,009
MSCI, Inc., 5.25%, 11/15/2024(b)	175,000	182,560
		958,569
Food Distributors–0.01%
US Foods, Inc., 5.88%, 06/15/2024(b)	365,000	378,680
Food Retail–0.02%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	513,000	539,933
5.88%, 02/15/2028(b)	289,000	305,288
		845,221
Forest Products–0.01%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	307,000	313,140
Gas Utilities–0.03%
AmeriGas Partners, L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	124,000	132,215
5.88%, 08/20/2026	424,000	462,563
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	631,000	643,620
		1,238,398
General Merchandise Stores–0.01%
Dollar Tree, Inc., 4.00%, 05/15/2025	500,000	528,977
Health Care Distributors–0.02%
AmerisourceBergen Corp., 4.30%, 12/15/2047	770,000	821,843
Health Care Equipment–0.22%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	472,000	487,340
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Core Plus Bond Fund

	Principal Amount	Value
Health Care Equipment–(continued)
Teleflex, Inc.,
4.88%, 06/01/2026	$ 39,000	$ 41,280
4.63%, 11/15/2027	385,000	408,535
Zimmer Biomet Holdings, Inc., 3.17% (3 mo. USD LIBOR + 0.75%), 03/19/2021(c)	8,322,000	8,314,868
		9,252,023
Health Care Facilities–0.10%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	63,000	65,363
Encompass Health Corp., 5.75%, 09/15/2025	475,000	501,719
HCA Healthcare, Inc., 6.25%, 02/15/2021	130,000	136,877
HCA, Inc.,
5.38%, 02/01/2025	130,000	144,625
5.25%, 04/15/2025	987,000	1,102,966
5.88%, 02/15/2026	444,000	507,603
5.38%, 09/01/2026	123,000	137,452
5.50%, 06/15/2047	939,000	1,080,573
Tenet Healthcare Corp.,
6.00%, 10/01/2020	180,000	187,110
8.13%, 04/01/2022	390,000	421,648
6.75%, 06/15/2023	117,000	120,656
		4,406,592
Health Care REITs–0.43%
HCP, Inc., 4.25%, 11/15/2023	2,157,000	2,319,135
MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027	815,000	872,050
4.63%, 08/01/2029	6,053,000	6,306,470
Physicians Realty L.P., 4.30%, 03/15/2027	325,000	349,198
Senior Housing Properties Trust, 6.75%, 12/15/2021	1,942,000	2,071,786
Welltower, Inc.,
5.25%, 01/15/2022	300,000	321,089
3.10%, 01/15/2030	5,833,000	5,943,738
		18,183,466
Health Care Services–0.71%
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	138,000	142,140
CHS/Community Health Systems, Inc., 8.00%, 03/15/2026(b)	301,000	289,713
Cigna Corp.,
3.40%, 09/17/2021	8,569,000	8,775,543
3.19%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(c)	10,138,000	10,159,637
4.13%, 11/15/2025	600,000	653,288
CVS Health Corp.,
2.63%, 08/15/2024	7,236,000	7,285,735
4.10%, 03/25/2025	920,000	984,890
	Principal Amount	Value
Health Care Services–(continued)
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	$ 166,000	$ 168,075
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	161,000	88,550
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	414,000	397,440
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	477,000	428,732
Prime Healthcare Foundation, Inc., Series B, 7.00%, 12/01/2027	450,000	556,292
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	81,000	69,710
10.00%, 04/15/2027(b)	208,000	199,680
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	160,000	108,000
		30,307,425
Home Improvement Retail–0.40%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	181,000	161,543
Lowe’s Cos., Inc., 3.65%, 04/05/2029	15,486,000	16,840,973
		17,002,516
Homebuilding–0.59%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	145,000	151,888
6.75%, 03/15/2025	566,000	572,367
5.88%, 10/15/2027	31,000	29,528
KB Home, 8.00%, 03/15/2020	148,000	152,625
Lennar Corp.,
8.38%, 01/15/2021	40,000	43,200
5.38%, 10/01/2022	157,000	168,186
4.75%, 11/15/2022	310,000	328,212
5.25%, 06/01/2026	782,000	854,335
MDC Holdings, Inc., 6.00%, 01/15/2043	21,036,000	21,667,080
Meritage Homes Corp.,
7.15%, 04/15/2020	55,000	56,719
6.00%, 06/01/2025	83,000	92,026
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	251,000	267,315
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	463,000	495,410
		24,878,891
Hotel & Resort REITs–0.07%
Hospitality Properties Trust, 4.95%, 02/15/2027	2,247,000	2,334,197
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	620,000	679,500
		3,013,697
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Core Plus Bond Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–0.01%
Royal Caribbean Cruises Ltd., 3.70%, 03/15/2028	$ 585,000	$ 609,037
Household Products–0.34%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.00%, 07/15/2024(b)	893,000	924,813
Reynolds Group Issuer, Inc./LLC,
5.75%, 10/15/2020	13,120,749	13,169,952
5.13%, 07/15/2023(b)	42,000	43,283
Spectrum Brands, Inc., 5.75%, 07/15/2025	305,000	318,725
		14,456,773
Housewares & Specialties–0.02%
Newell Brands, Inc., 4.20%, 04/01/2026	925,000	959,950
Hypermarkets & Super Centers–0.00%
Cencosud S.A. (Chile), REGS, 4.38%, 07/17/2027(b)	200,000	196,820
Independent Power Producers & Energy Traders–0.06%
AES Corp. (The), 5.50%, 04/15/2025	912,000	954,208
AES Gener S.A. (Chile), 7.13%, 03/26/2079(b)	200,000	212,050
Calpine Corp., 5.38%, 01/15/2023	143,000	145,312
Colbun S.A. (Chile), 3.95%, 10/11/2027(b)	200,000	208,377
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(b)	200,000	220,500
NRG Energy, Inc., 6.63%, 01/15/2027	812,000	880,005
		2,620,452
Industrial Conglomerates–0.38%
CITIC Ltd. (China), REGS, 3.13%, 02/28/2022(b)	200,000	201,675
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	15,269,000	15,539,523
Koc Holding A.S. (Turkey), 6.50%, 03/11/2025(b)	200,000	200,841
		15,942,039
Industrial Machinery–0.04%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	642,000	592,245
EnPro Industries, Inc., 5.75%, 10/15/2026	359,000	376,950
Mueller Industries, Inc., 6.00%, 03/01/2027	547,000	555,205
		1,524,400
	Principal Amount	Value
Industrial REITs–0.12%
PLA Administradora Industrial S de RL de CV (Mexico), 4.96%, 07/18/2029(b)	$ 4,941,000	$ 5,041,302
Integrated Oil & Gas–0.78%
Ecopetrol S.A. (Colombia), 5.88%, 05/28/2045	100,000	117,876
Petrobras Global Finance B.V. (Brazil),
5.75%, 02/01/2029	733,000	795,671
7.25%, 03/17/2044	170,000	200,719
6.90%, 03/19/2049	238,000	270,725
Petroleos del Peru S.A. (Peru), 4.75%, 06/19/2032(b)	375,000	423,750
Petroleos Mexicanos (Mexico),
5.38%, 03/13/2022	150,000	154,125
6.50%, 01/23/2029	94,000	95,763
Saudi Arabian Oil Co. (Saudi Arabia),
2.75%, 04/16/2022(b)	7,417,000	7,529,911
2.88%, 04/16/2024(b)	22,639,000	23,248,071
3.50%, 04/16/2029(b)	200,000	213,725
4.25%, 04/16/2039(b)	201,000	228,273
		33,278,609
Integrated Telecommunication Services–1.52%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	200,000	214,000
AT&T, Inc.,
4.45%, 04/01/2024	200,000	217,770
3.40%, 05/15/2025	3,812,000	4,007,017
5.25%, 03/01/2037	360,000	428,569
5.35%, 12/15/2043	245,000	284,668
4.75%, 05/15/2046	4,247,000	4,756,544
5.15%, 02/15/2050	35,788,000	42,546,721
5.70%, 03/01/2057	4,698,000	5,959,803
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	92,000	84,410
8.00%, 10/15/2025(b)	31,000	27,366
Frontier Communications Corp.,
10.50%, 09/15/2022	31,000	16,236
11.00%, 09/15/2025	618,000	316,725
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	834,000	763,110
8.50%, 10/15/2024(b)	295,000	293,525
Telecom Argentina S.A. (Argentina), 8.00%, 07/18/2026(b)	100,000	80,500
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	34,000	36,125
7.20%, 07/18/2036	672,000	752,640
T-Mobile USA, Inc.,
6.38%, 03/01/2025	962,000	998,556
6.50%, 01/15/2026	1,661,000	1,789,728
Turk Telekomunikasyon A.S. (Turkey), 6.88%, 02/28/2025(b)	215,000	219,024
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Core Plus Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications, Inc., 5.25%, 03/16/2037	$ 350,000	$ 444,078
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	200,000	207,250
		64,444,365
Interactive Media & Services–0.51%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	275,000	283,938
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	6,987,000	7,353,817
6.63%, 08/15/2027(b)	383,000	402,150
Match Group, Inc., 5.63%, 02/15/2029(b)	7,642,000	8,310,675
Tencent Holdings Ltd. (China), 2.99%, 01/19/2023(b)	5,274,000	5,388,041
		21,738,621
Internet & Direct Marketing Retail–0.55%
Alibaba Group Holding Ltd. (China),
3.60%, 11/28/2024	200,000	211,836
4.20%, 12/06/2047	5,425,000	6,248,623
4.40%, 12/06/2057	5,440,000	6,497,606
QVC, Inc.,
4.45%, 02/15/2025	380,000	395,544
5.45%, 08/15/2034	9,969,000	10,186,764
		23,540,373
Investment Banking & Brokerage–1.05%
Cantor Fitzgerald, L.P., 6.50%, 06/17/2022(b)	1,727,000	1,872,023
Goldman Sachs Group, Inc. (The),
Series P, 5.00%(e)	7,805,000	7,733,936
3.75%, 05/22/2025	5,664,000	6,044,310
3.27%, 09/29/2025	7,286,000	7,586,167
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	335,000	340,158
Morgan Stanley,
5.50%, 07/28/2021	3,712,000	3,939,666
4.35%, 09/08/2026	4,867,000	5,333,505
3.59%, 07/22/2028	10,764,000	11,480,196
Raymond James Financial, Inc., 4.95%, 07/15/2046	295,000	361,706
		44,691,667
Leisure Facilities–0.01%
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	380,000	394,250
Life & Health Insurance–0.82%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	7,395,000	7,845,706
Athene Holding Ltd., 4.13%, 01/12/2028	12,847,000	13,155,365
	Principal Amount	Value
Life & Health Insurance–(continued)
Global Atlantic Financial Group Ltd., 8.63%, 04/15/2021(b)	$ 50,000	$ 54,273
MetLife, Inc.,
Series C, 5.25%(e)	7,496,000	7,607,503
Series D, 5.88%(e)	200,000	214,680
Prudential Financial, Inc., 5.63%, 06/15/2043	5,590,000	6,000,669
		34,878,196
Managed Health Care–0.03%
Centene Corp., 5.38%, 06/01/2026(b)	582,000	623,642
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	120,000	122,850
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	265,000	278,462
5.38%, 08/15/2026(b)	173,000	184,894
		1,209,848
Marine–0.01%
Hidrovias International Finance S.a.r.l. (Brazil), 5.95%, 01/24/2025(b)	200,000	201,960
Marine Ports & Services–0.32%
Adani Abbot Point Terminal Pty Ltd. (Australia), 4.45%, 12/15/2022(b)	13,216,000	13,104,019
DP World PLC (United Arab Emirates), REGS, 6.85%, 07/02/2037(b)	200,000	270,756
		13,374,775
Metal & Glass Containers–0.03%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	200,000	209,375
Ball Corp., 5.25%, 07/01/2025	405,000	455,625
Berry Global, Inc.,
5.50%, 05/15/2022	87,000	88,788
6.00%, 10/15/2022	60,000	61,275
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	280,000	254,100
OI European Group B.V., 4.00%, 03/15/2023(b)	80,000	80,800
		1,149,963
Movies & Entertainment–0.17%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	310,000	295,662
6.13%, 05/15/2027	314,000	291,235
Netflix, Inc.,
5.75%, 03/01/2024	184,000	202,630
5.88%, 11/15/2028	1,336,000	1,497,990
5.38%, 11/15/2029(b)	4,403,000	4,799,270
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Core Plus Bond Fund

	Principal Amount	Value
Movies & Entertainment–(continued)
Walt Disney Co. (The), 6.55%, 03/15/2033(b)	$ 180,000	$ 258,522
		7,345,309
Multi-line Insurance–0.60%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	75,000	80,953
AIG Global Funding, 2.70%, 12/15/2021(b)	5,386,000	5,444,662
American Financial Group, Inc., 3.50%, 08/15/2026	590,000	613,797
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	7,920,000	8,646,957
Hartford Financial Services Group, Inc. (The), 3.60%, 08/19/2049	4,024,000	4,219,705
XLIT Ltd. (Bermuda), 5.50%, 03/31/2045	5,097,000	6,583,337
		25,589,411
Multi-Utilities–0.35%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 4.88%, 04/23/2030(b)	200,000	232,000
CenterPoint Energy, Inc., Series A, 6.13%(e)	14,054,000	14,731,614
		14,963,614
Office REITs–0.31%
Alexandria Real Estate Equities, Inc.,
3.38%, 08/15/2031	4,570,000	4,842,986
4.00%, 02/01/2050	6,952,000	7,722,360
Hudson Pacific Properties, L.P., 3.95%, 11/01/2027	335,000	358,195
Office Properties Income Trust, 4.50%, 02/01/2025	330,000	341,315
		13,264,856
Office Services & Supplies–0.22%
Pitney Bowes, Inc.,
3.88%, 10/01/2021	8,285,000	8,305,712
4.95%, 04/01/2023	1,205,000	1,150,775
		9,456,487
Oil & Gas Drilling–0.22%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	134,000	77,050
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	266,000	249,375
Noble Holding International Ltd., 7.75%, 01/15/2024	256,000	171,520
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	25,970	26,035
7.75%, 12/15/2023	19,000	18,858
5.25%, 11/15/2024	443,000	382,087
	Principal Amount	Value
Oil & Gas Drilling–(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	$ 6,533,000	$ 6,661,635
5.13%, 02/01/2025	592,000	609,760
5.88%, 04/15/2026	407,000	427,859
Transocean, Inc., 7.50%, 04/15/2031	269,000	209,484
Valaris PLC, 7.75%, 02/01/2026	513,000	328,217
Vantage Drilling International, 7.50%, 11/01/2019(g)(h)	356,000	0
		9,161,880
Oil & Gas Equipment & Services–0.01%
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	237,000	150,495
SESI, L.L.C., 7.13%, 12/15/2021	223,000	158,330
		308,825
Oil & Gas Exploration & Production–0.86%
Antero Resources Corp., 5.63%, 06/01/2023	249,000	230,948
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	340,000	344,250
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	177,000	158,415
California Resources Corp., 8.00%, 12/15/2022(b)	161,000	93,380
Callon Petroleum Co.,
6.13%, 10/01/2024	550,000	536,250
6.38%, 07/01/2026	111,000	108,225
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	531,000	533,655
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, 4.50%, 10/03/2023(b)	200,000	216,448
CNOOC Finance (2015) U.S.A. LLC (China), 3.50%, 05/05/2025	400,000	420,700
Concho Resources, Inc., 4.38%, 01/15/2025	565,000	586,137
Continental Resources, Inc., 5.00%, 09/15/2022	19,225,000	19,409,597
Denbury Resources, Inc., 5.50%, 05/01/2022	80,000	34,400
Dolphin Energy Ltd. LLC (United Arab Emirates), REGS, 5.50%, 12/15/2021(b)	600,000	639,867
Enterprise Products Operating LLC, Series D, 4.88%, 08/16/2077	5,943,000	5,687,570
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	152,000	66,880
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Gazprom OAO Via Gaz Capital S.A. (Russia), 5.15%, 02/11/2026(b)	$ 350,000	$ 381,202
Genesis Energy L.P. / Genesis Energy Finance Corp., 6.25%, 05/15/2026	284,000	272,751
Gran Tierra Energy, Inc. (Canada), 7.75%, 05/23/2027(b)	200,000	194,500
Gulfport Energy Corp.,
6.63%, 05/01/2023	35,000	28,525
6.00%, 10/15/2024	544,000	398,480
Jagged Peak Energy LLC, 5.88%, 05/01/2026	524,000	528,454
Newfield Exploration Co., 5.63%, 07/01/2024	389,000	428,886
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(b)	267,000	271,005
Oasis Petroleum, Inc., 6.88%, 01/15/2023	504,000	458,640
Pertamina Persero PT (Indonesia), REGS, 4.30%, 05/20/2023(b)	200,000	211,118
QEP Resources, Inc.,
6.88%, 03/01/2021	355,000	354,112
5.25%, 05/01/2023	79,000	69,520
5.63%, 03/01/2026	467,000	380,605
Range Resources Corp., 5.88%, 07/01/2022	157,000	151,113
Sinopec Group Overseas Development 2018 Ltd. (China),
2.50%, 08/08/2024(b)	200,000	201,793
2.95%, 08/08/2029(b)	200,000	203,402
3.68%, 08/08/2049(b)	200,000	218,422
SM Energy Co.,
6.13%, 11/15/2022	462,000	431,970
6.63%, 01/15/2027	54,000	46,170
Southwestern Energy Co.,
7.50%, 04/01/2026	217,000	191,003
7.75%, 10/01/2027	502,000	439,250
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), REGS, 4.00%, 08/15/2026(b)	200,000	207,227
Trinidad Petroleum Holdings Ltd. (Trinidad), 9.75%, 06/15/2026(b)	100,000	113,750
Whiting Petroleum Corp., 6.25%, 04/01/2023	632,000	499,280
WPX Energy, Inc., 5.25%, 09/15/2024	714,000	728,280
		36,476,180
Oil & Gas Refining & Marketing–0.26%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	72,000	68,580
Cosan Ltd. (Brazil), 5.50%, 09/20/2029(b)	1,314,000	1,336,942
	Principal Amount	Value
Oil & Gas Refining & Marketing–(continued)
Empresa Nacional del Petroleo (Chile), 5.25%, 11/06/2029(b)	$ 233,000	$ 270,759
NuStar Logistics, L.P., 6.00%, 06/01/2026	325,000	349,375
Parkland Fuel Corp. (Canada),
6.00%, 04/01/2026(b)	240,000	252,900
5.88%, 07/15/2027(b)	7,547,000	7,943,218
Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(b)	200,000	186,034
Reliance Industries Ltd. (India), REGS, 4.13%, 01/28/2025(b)	250,000	267,594
Sunoco L.P. /Sunoco Finance Corp., 4.88%, 01/15/2023	229,000	234,725
		10,910,127
Oil & Gas Storage & Transportation–1.24%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(b)	200,000	224,130
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	500,000	473,750
Buckeye Partners, L.P., 5.60%, 10/15/2044	2,014,000	1,708,277
Energy Transfer Operating, L.P.,
Series A, 6.25%(e)	1,782,000	1,662,570
5.88%, 01/15/2024	613,000	686,392
4.75%, 01/15/2026	815,000	891,980
EQM Midstream Partners, L.P., 4.00%, 08/01/2024	840,000	826,692
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.00%, 08/01/2024(b)	158,000	166,374
Kinder Morgan, Inc.,
7.80%, 08/01/2031	2,350,000	3,269,038
7.75%, 01/15/2032	7,887,000	11,148,353
MPLX L.P., 4.50%, 07/15/2023	560,000	597,926
NGPL PipeCo. LLC, 7.77%, 12/15/2037(b)	6,653,000	8,707,313
Plains All American Pipeline, L.P., Series B, 6.13%(e)	8,921,000	8,488,510
SemGroup Corp., 6.38%, 03/15/2025	185,000	175,750
Williams Cos., Inc. (The),
4.13%, 11/15/2020	12,548,000	12,760,873
7.88%, 09/01/2021	109,000	120,395
4.55%, 06/24/2024	574,000	622,070
		52,530,393
Other Diversified Financial Services–0.29%
Arab Petroleum Investments Corp. (Supranational), 4.13%, 09/18/2023(b)	200,000	212,893
Banco BTG Pactual S.A. (Brazil), 7.75%, 02/15/2029(b)	300,000	312,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Core Plus Bond Fund

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	$ 7,657,000	$ 9,345,066
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	308,000	298,375
Fondo MIVIVIENDA S.A. (Peru), REGS, 3.50%, 01/31/2023(b)	300,000	309,450
Huarong Finance II Co., Ltd. (China), REGS, 2.88%(b)(e)	200,000	196,007
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	266,000	281,612
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	175,000	184,625
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, 0.00%, 06/02/2025(b)(d)	247,415	226,694
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), 0.00%, 12/05/2022(b)(d)	512,498	491,511
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	420,000	433,566
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	60,000	61,987
		12,353,786
Packaged Foods & Meats–0.32%
B&G Foods, Inc., 5.25%, 04/01/2025	332,000	337,910
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	241,000	255,942
Kraft Heinz Foods Co. (The), 4.38%, 06/01/2046	400,000	385,075
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	494,000	518,903
Mars, Inc., 2.70%, 04/01/2025(b)	8,763,000	9,069,496
NBM US Holdings, Inc. (Brazil),
7.00%, 05/14/2026(b)	250,000	256,076
6.63%, 08/06/2029(b)	2,304,000	2,283,840
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	249,000	259,271
		13,366,513
Paper Packaging–0.02%
International Paper Co., 5.00%, 09/15/2035	700,000	825,188
Trivium Packaging Finance B.V. (Netherlands), 5.50%, 08/15/2026(b)	206,000	218,360
		1,043,548
Paper Products–0.20%
Celulosa Arauco y Constitucion S.A. (Chile), 4.50%, 08/01/2024	200,000	212,502
	Principal Amount	Value
Paper Products–(continued)
Mercer International, Inc. (Germany),
7.75%, 12/01/2022	$ 26,000	$ 26,715
6.50%, 02/01/2024	392,000	405,230
5.50%, 01/15/2026	98,000	97,040
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	434,000	448,105
Suzano Austria GmbH (Brazil),
6.00%, 01/15/2029	6,475,000	7,195,020
7.00%, 03/16/2047(b)	205,000	238,593
		8,623,205
Pharmaceuticals–1.42%
Bausch Health Cos., Inc.,
REGS, 7.00%, 03/15/2024(b)	150,000	158,799
6.13%, 04/15/2025(b)	175,000	180,687
5.50%, 11/01/2025(b)	129,000	135,770
9.00%, 12/15/2025(b)	700,000	787,500
Bayer US Finance II LLC (Germany),
3.42%, (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(c)	8,097,000	8,094,743
3.88%, 12/15/2023(b)	7,293,000	7,662,133
Bristol-Myers Squibb Co.,
2.90%, 07/26/2024(b)	21,825,000	22,643,771
3.40%, 07/26/2029(b)	12,560,000	13,608,211
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	200,000	133,000
GlaxoSmithKline Capital PLC (United Kingdom), 2.88%, 06/01/2022	5,954,000	6,090,573
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	328,000	324,310
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	228,000	213,180
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	265,000	253,075
		60,285,752
Precious Metals & Minerals–0.01%
ALROSA Finance S.A. (Russia), 4.65%, 04/09/2024(b)	200,000	211,296
Property & Casualty Insurance–0.01%
Allstate Corp. (The), 4.20%, 12/15/2046	310,000	376,981
Publishing–0.11%
Meredith Corp., 6.88%, 02/01/2026	4,206,000	4,458,360
Railroads–0.10%
Autoridad del Canal de Panama (Panama), REGS, 4.95%, 07/29/2035(b)	300,000	343,878
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Core Plus Bond Fund

	Principal Amount	Value
Railroads–(continued)
Union Pacific Corp., 3.95%, 08/15/2059	$ 3,641,000	$ 4,013,663
		4,357,541
Regional Banks–0.14%
Banco Internacional del Peru SAA Interbank (Peru), REGS, 3.38%, 01/18/2023(b)	150,000	151,875
CIT Group, Inc., 5.00%, 08/01/2023	536,000	582,900
Synovus Financial Corp., 3.13%, 11/01/2022	5,096,000	5,115,747
		5,850,522
Reinsurance–0.01%
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	310,000	338,328
Research & Consulting Services–0.03%
Equinix, Inc., 5.88%, 01/15/2026	981,000	1,045,991
IHS Markit Ltd., 5.00%, 11/01/2022(b)	174,000	185,983
		1,231,974
Residential REITs–0.11%
Spirit Realty L.P., 4.00%, 07/15/2029	4,490,000	4,799,827
Restaurants–0.44%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	4,808,000	4,976,280
Aramark Services, Inc., 5.00%, 04/01/2025(b)	109,000	112,886
IRB Holding Corp., 6.75%, 02/15/2026(b)	270,000	272,025
Starbucks Corp., 4.45%, 08/15/2049	11,226,000	13,163,081
		18,524,272
Retail REITs–0.12%
Regency Centers, L.P., 4.13%, 03/15/2028	4,719,000	5,209,993
Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	223,000	227,460
Semiconductor Equipment–0.43%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.00%, 01/15/2022	9,827,000	9,910,196
3.50%, 01/15/2028	290,000	281,401
Lam Research Corp.,
3.75%, 03/15/2026	120,000	128,614
4.00%, 03/15/2029	3,890,000	4,321,836
4.88%, 03/15/2049	3,005,000	3,698,330
		18,340,377
	Principal Amount	Value
Semiconductors–1.31%
Analog Devices, Inc., 3.13%, 12/05/2023	$ 4,238,000	$ 4,375,141
Micron Technology, Inc.,
5.50%, 02/01/2025	437,000	446,437
4.98%, 02/06/2026	5,430,000	5,855,131
4.19%, 02/15/2027	15,800,000	16,316,050
5.33%, 02/06/2029	3,165,000	3,507,388
4.66%, 02/15/2030	5,039,000	5,267,785
NXP B.V./NXP Funding LLC (Netherlands),
3.88%, 09/01/2022(b)	13,736,000	14,249,227
4.63%, 06/01/2023(b)	5,202,000	5,566,405
		55,583,564
Soft Drinks–0.19%
Keurig Dr Pepper, Inc., 3.55%, 05/25/2021	7,662,000	7,840,245
Sovereign Debt–1.07%
Abu Dhabi Government International Bond (United Arab Emirates), REGS, 4.13%, 10/11/2047(b)	200,000	249,174
Argentine Republic Government International Bond (Argentina), 6.88%, 04/22/2021	345,000	147,491
Bahamas Government International Bond (Bahamas), 6.00%, 11/21/2028(b)	427,000	476,643
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	200,000	212,485
Bermuda Government International Bond (Bermuda), REGS, 3.72%, 01/25/2027(b)	200,000	215,000
Chile Government International Bond (Chile), 3.50%, 01/25/2050	8,321,000	9,510,986
Colombia Government International Bond (Colombia), 3.88%, 04/25/2027	300,000	324,903
Dominican Republic International Bond (Dominican Repubic), 6.40%, 06/05/2049(b)	250,000	274,688
Egypt Government International Bond (Egypt), 6.20%, 03/01/2024(b)	200,000	210,988
El Salvador Government International Bond (El Salvador), 7.12%, 01/20/2050(b)	415,000	420,188
Guatemala Government Bond (Guatemala),
4.90%, 06/01/2030(b)	200,000	215,340
6.13%, 06/01/2050(b)	400,000	478,000
Hong Kong Government International Bond (Hong Kong), 2.50%, 05/28/2024(b)	200,000	207,250
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Indonesia Government International Bond (Indonesia),
4.75%, 02/11/2029	$ 200,000	$ 230,958
5.35%, 02/11/2049	206,000	269,976
REGS, 5.25%, 01/08/2047(b)	200,000	252,147
Jamaica Government International Bond (Jamaica),
6.75%, 04/28/2028	303,000	354,131
8.00%, 03/15/2039	200,000	259,252
7.88%, 07/28/2045	4,332,000	5,605,608
Kenya Government International Bond (Kenya), 8.00%, 05/22/2032(b)	200,000	211,914
KSA Sukuk Ltd. (Saudi Arabia), 3.63%, 04/20/2027(b)	200,000	217,923
Mexico Government International Bond (Mexico), 4.50%, 04/22/2029	200,000	221,052
Oman Government International Bond (Oman),
4.13%, 01/17/2023(b)	7,578,000	7,560,252
6.00%, 08/01/2029(b)	200,000	199,308
Panama Government International Bond (Panama), 3.16%, 01/23/2030	200,000	212,500
Paraguay Government International Bond (Paraguay), 5.40%, 03/30/2050(b)	200,000	235,625
Peruvian Government International Bond (Peru), 2.84%, 06/20/2030	85,000	90,058
Philippine Government International Bond (Philippines), 3.95%, 01/20/2040	200,000	240,590
Qatar Government International Bond (Qatar),
3.38%, 03/14/2024(b)	12,520,000	13,264,602
4.50%, 04/23/2028(b)	200,000	234,625
4.00%, 03/14/2029(b)	329,000	376,118
5.10%, 04/23/2048(b)	230,000	306,982
4.82%, 03/14/2049(b)	329,000	424,097
Republic of Poland Government International Bond (Poland), 4.00%, 01/22/2024	150,000	163,482
Russian Foreign Bond (Russia), 5.25%, 06/23/2047(b)	200,000	238,271
Saudi Government International Bond (Saudi Arabia),
2.88%, 03/04/2023(b)	280,000	288,669
4.38%, 04/16/2029(b)	415,000	479,200
Slovenia Government International Bond (Slovenia), REGS, 5.25%, 02/18/2024(b)	300,000	341,056
Trinidad & Tobago Government International Bond (Trinidad), 4.50%, 08/04/2026(b)	200,000	206,752
		45,428,284
	Principal Amount	Value
Specialized Consumer Services–0.01%
ServiceMaster Co., LLC (The),
5.13%, 11/15/2024(b)	$ 259,000	$ 272,502
7.45%, 08/15/2027	191,000	212,726
		485,228
Specialized Finance–0.07%
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/2022(b)	2,937,000	3,109,549
Specialized REITs–0.05%
Crown Castle International Corp., 3.80%, 02/15/2028	205,000	220,132
GLP Capital, L.P. / GLP Financing II, Inc., 5.38%, 04/15/2026	156,000	171,625
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	522,000	541,575
Iron Mountain, Inc.,
6.00%, 08/15/2023	142,000	145,550
5.25%, 03/15/2028(b)	383,000	399,278
SBA Communications Corp., 4.88%, 09/01/2024	783,000	813,341
		2,291,501
Specialty Chemicals–0.03%
Ashland LLC, 4.75%, 08/15/2022	180,000	189,848
Element Solutions, Inc., 5.88%, 12/01/2025(b)	258,000	270,900
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	389,000	399,697
PolyOne Corp., 5.25%, 03/15/2023	183,000	197,411
PQ Corp., 6.75%, 11/15/2022(b)	93,000	96,855
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	419,000	280,940
		1,435,651
Steel–0.10%
ArcelorMittal (Luxembourg), 7.00%, 10/15/2039	230,000	275,671
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	357,000	358,785
POSCO (South Korea), 4.00%, 08/01/2023(b)	228,000	241,254
Steel Dynamics, Inc., 5.13%, 10/01/2021	2,592,000	2,602,472
United States Steel Corp., 6.88%, 08/15/2025	211,000	201,305
Usiminas International Sarl (Brazil), 5.88%, 07/18/2026(b)	200,000	201,450
Vale Canada Ltd. (Brazil), 7.20%, 09/15/2032	200,000	238,500
		4,119,437
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Core Plus Bond Fund

	Principal Amount	Value
Systems Software–0.17%
Microsoft Corp., 4.25%, 02/06/2047	$ 245,000	$ 312,448
VMware, Inc.,
2.30%, 08/21/2020	6,811,000	6,813,514
2.95%, 08/21/2022	280,000	284,602
		7,410,564
Technology Distributors–0.02%
Avnet, Inc., 4.63%, 04/15/2026	465,000	507,426
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	163,000	170,845
		678,271
Technology Hardware, Storage & Peripherals–0.76%
Apple, Inc., 4.25%, 02/09/2047	255,000	310,137
Dell International LLC/EMC Corp.,
4.42%, 06/15/2021(b)	7,273,000	7,506,393
7.13%, 06/15/2024(b)	850,000	896,092
6.02%, 06/15/2026(b)	5,674,000	6,408,567
4.90%, 10/01/2026(b)	4,895,000	5,237,286
8.35%, 07/15/2046(b)	9,074,000	11,937,494
		32,295,969
Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	501,000	472,193
Thrifts & Mortgage Finance–0.01%
Nationwide Building Society (United Kingdom), 4.13%, 10/18/2032(b)	335,000	333,162
ZAR Sovereign Capital Fund Pty. Ltd. (South Africa), REGS, 3.90%, 06/24/2020(b)	200,000	201,706
		534,868
Tobacco–0.18%
Altria Group, Inc.,
4.40%, 02/14/2026	6,477,000	7,107,761
6.20%, 02/14/2059	460,000	592,547
		7,700,308
Trading Companies & Distributors–0.92%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)	17,106,000	18,324,802
Air Lease Corp., 3.63%, 12/01/2027	340,000	354,620
Aircastle Ltd.,
7.63%, 04/15/2020	55,000	56,773
5.00%, 04/01/2023	327,000	350,036
BMC East, LLC, 5.50%, 10/01/2024(b)	481,000	500,841
	Principal Amount	Value
Trading Companies & Distributors–(continued)
BOC Aviation Ltd. (Singapore), 3.46% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(c)	$ 10,404,000	$ 10,456,176
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	6,863,000	7,094,626
United Rentals North America, Inc.,
5.50%, 07/15/2025	130,000	136,013
5.88%, 09/15/2026	340,000	365,925
6.50%, 12/15/2026	330,000	360,112
5.50%, 05/15/2027	722,000	777,421
5.25%, 01/15/2030	380,000	407,550
		39,184,895
Trucking–0.75%
Aviation Capital Group LLC,
2.94%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	4,679,000	4,677,653
4.13%, 08/01/2025(b)	5,549,000	5,927,039
3.50%, 11/01/2027(b)	9,841,000	10,286,719
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)	304,000	310,460
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/2026(b)	3,310,000	3,440,911
DAE Funding LLC (United Arab Emirates), 4.00%, 08/01/2020(b)	6,449,000	6,542,124
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	202,000	180,285
Penske Truck Leasing Co., L.P./PTL Finance Corp., 3.90%, 02/01/2024(b)	500,000	529,143
		31,894,334
Wireless Telecommunication Services–2.15%
Axiata SPV2 Bhd. (Malaysia), REGS, 4.36%, 03/24/2026(b)	200,000	217,286
Bharti Airtel Ltd. (India), REGS, 4.38%, 06/10/2025(b)	200,000	207,472
Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	130,000	74,100
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	124,000	24,180
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, 4.88%, 10/30/2024(b)	700,000	739,424
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	6,393,000	6,576,799
Rogers Communications, Inc. (Canada), 4.35%, 05/01/2049	2,289,000	2,687,726
SixSigma Networks Mexico, S.A. de C.V. (Mexico), 7.50%, 05/02/2025(b)	325,000	309,891
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Communications, Inc.,
7.00%, 03/01/2020(b)	$ 105,000	$ 107,363
11.50%, 11/15/2021	140,000	164,850
Sprint Corp., 7.63%, 02/15/2025	149,000	167,066
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Class A-1, 3.36%, 09/20/2021(b)	15,237,000	15,332,993
4.74%, 03/20/2025(b)	29,781,000	31,642,313
5.15%, 03/20/2028(b)	30,339,000	32,766,120
		91,017,583
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,741,937,034)		1,825,255,274

Asset-Backed Securities–24.73%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 4.68%, 02/25/2035(i)	1,240,626	1,259,471
Series 2005-1, Class 4A1, 4.38%, 05/25/2035(i)	1,033,835	1,050,285
ALM VII Ltd., Series 2012-7A, Class A1A2, 3.47% (3 mo. USD LIBOR + 1.17%), 07/15/2029(b)(c)	5,638,500	5,638,221
Angel Oak Mortgage Trust I LLC,
Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(i)	9,016,898	9,140,087
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(i)	22,863,696	23,259,473
Angel Oak Mortgage Trust, LLC,
Series 2017-3, Class A1, 2.71%, 11/25/2047(b)(i)	2,407,479	2,407,341
Series 2018-1, Class A1, 3.26%, 04/27/2048(b)(i)	8,914,658	8,965,823
Apex Credit CLO Ltd., Series 2017-1A, Class AF, 3.60%, 04/24/2029(b)	8,567,700	8,570,593
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, 3.34% (3 mo. USD LIBOR + 1.05%), 08/05/2027(b)(c)	23,491,000	23,502,417
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(i)	4,394,000	4,798,005
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 4.46%, 08/25/2033(i)	129,846	131,602
Series 2004-10, Class 21A1, 4.55%, 01/25/2035(i)	560,010	573,166
Series 2006-1, Class A1, 4.91%, 02/25/2036(c)	498,512	511,690
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 4.35%, 11/25/2034(i)	1,736,886	1,730,594
Principal Amount		Value

Benchmark Mortgage Trust, Series 2019-B11, Class D, 3.00%, 05/15/2052(b)	$ 5,242,000	$ 4,921,442
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.61%, 10/26/2048(b)(i)(j)	9,591,738	9,714,667
CAL Funding II Ltd., Series 2018-2A, Class A, 4.34%, 09/25/2043(b)	8,629,167	8,873,603
Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.97%, 04/15/2039(b)	11,399,053	11,649,477
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, 5.94%, 12/15/2047(b)(i)	5,000,000	5,339,920
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 2.99% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	12,581,000	12,592,669
Series 2017-BIOC, Class B, 3.17% (1 mo. USD LIBOR + 0.97%), 07/15/2032(b)(c)	4,250,000	4,253,926
Series 2017-BIOC, Class C, 3.25% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	17,124,000	17,129,254
Series 2017-BIOC, Class D, 3.80% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	4,973,000	4,978,074
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/2035(b)	1,647,256	1,740,188
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50% (Acquired 07/29/2019; Cost $12,220,304), 07/25/2049(b)(i)	31,287,039	31,703,782
Chase Mortgage Trust,
Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(i)	2,556,972	2,633,046
Series 2016-2, Class M2, 3.75%, 12/25/2045(b)(i)	9,982,851	10,534,349
Series 2016-2, Class M3, 3.75%, 12/25/2045(b)(i)	4,442,200	4,601,320
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B, 4.29%, 09/10/2045(b)	1,300,000	1,360,831
Series 2013-GC11, Class D, 4.57%, 04/10/2023(b)(i)	752,554	783,904
Series 2015-GC27, Class A5, 3.14%, 02/10/2048	1,233,335	1,301,410
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 4.40%, 08/25/2034(i)	415,955	408,175
Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(i)	15,281,000	15,311,247
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
26	Invesco Core Plus Bond Fund

Principal Amount		Value

COLT Mortgage Loan Trust, Series 2018-1, Class A1, 2.93%, 02/25/2048(b)(i)	$ 3,142,724	$ 3,146,492
Commercial Mortgage Trust,
Series 2013-SFS, Class A1, 1.87%, 04/12/2035(b)	341,803	341,035
Series 2015-CR25, Class B, 4.69%, 08/10/2048(i)	5,267,000	5,755,260
Series 2016-GCT, Class B, 3.09%, 08/10/2029(b)	4,595,000	4,643,657
Series 2016-GCT, Class C, 3.58%, 08/10/2029(b)(i)	2,115,000	2,144,692
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	305,350	248,596
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, 4.50%, 06/25/2034(i)	1,588,271	1,626,364
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.72%, 08/15/2048	1,125,283	1,221,275
CSWF, Series 2018-TOP, Class B, 3.50% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	12,819,000	12,829,195
DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	10,184,475	10,823,208
Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	10,758,037	11,277,453
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.88%, 11/10/2046(b)(i)	638,333	662,353
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, 2.61%, 06/25/2047(b)(i)	591,307	591,700
Series 2017-2A, Class A3, 2.71%, 06/25/2047(b)(i)	639,406	639,819
Series 2017-3A, Class A1, 2.58%, 10/25/2047(b)(i)	5,470,883	5,468,078
Series 2017-3A, Class A2, 2.71%, 10/25/2047(b)(i)	1,519,871	1,519,390
Series 2018-1A, Class A1, 2.98%, 12/25/2057(b)(i)	7,992,623	8,010,903
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, 3.81%, 06/27/2037(b)(i)	6,579,761	6,749,660
DT Auto Owner Trust,
Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	7,360,000	7,453,058
Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	10,579,000	10,696,029
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, 5.00%, 11/25/2020	54,447	54,705
Principal Amount		Value

Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, 11/25/2057(b)(i)	$ 4,937,362	$ 5,018,156
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 4.18%, 04/19/2036(i)	668,395	628,434
Golub Capital Partners CLO 35(B), Ltd., Class 2017-35A, Class AR, 3.47% (3 mo. USD LIBOR + 1.19%), 07/20/2029(b)(c)	20,000,000	20,019,620
Golub Capital Partners CLO 41 B Ltd, Series 2019-41A, Class A, 3.96% (3 mo. USD LIBOR + 1.37%), 04/20/2029(b)(c)	30,760,000	30,782,944
GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.71%, 12/10/2027(b)	1,328,145	1,327,491
GS Mortgage Securities Trust, Series 2013-G1, Class A1, 2.06%, 04/10/2031(b)	612,609	611,756
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 4.53%, 09/25/2035(i)	229,817	232,124
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, 2.62% (1 mo. USD LIBOR + 0.45%), 06/20/2035(c)	24,209	24,492
Hertz Vehicle Financing II L.P.,
Series 2015-1A, Class A, 2.73%, 03/25/2021(b)	13,789,000	13,817,876
Series 2018-1A, Class A, 3.29%, 02/25/2024(b)	8,320,000	8,582,601
Series 2018-1A, Class C, 4.39%, 02/25/2024(b)	3,217,000	3,331,797
Series 2019-1A, Class A, 3.71%, 03/25/2023(b)	13,100,000	13,556,608
Series 2019-1A, Class B, 4.10%, 03/25/2023(b)	12,500,000	12,947,328
Series 2019-1A, Class C, 4.99%, 03/25/2023(b)	4,000,000	4,164,120
Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	15,500,000	16,190,150
Series 2019-2A, Class B, 3.67%, 05/25/2025(b)	10,333,000	10,745,409
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/2031(b)	9,500,000	9,695,187
Home Partners of America Trust,
Series 2018-1, Class A, 3.08% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(c)	7,447,825	7,431,702
Series 2018-1, Class B, 3.28% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	7,990,000	7,972,655
Series 2018-1, Class C, 3.43% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	3,610,000	3,600,642
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
27	Invesco Core Plus Bond Fund

Principal Amount		Value

Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(i)	$ 17,255,173	$ 17,464,697
ICG US CLO Ltd., Series 2016-1A, Class A1R, 3.40% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(c)	11,399,000	11,365,705
InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, 2.90% (1 mo. USD LIBOR + 0.70%), 01/15/2033(b)(c)	15,995,000	15,967,527
Series 2018-STAY, Class B, 3.25% (1 mo. USD LIBOR + 1.05%), 01/15/2033(b)(c)	8,640,000	8,628,251
Invitation Homes Trust,
Series 2017-SFR2, Class A, 3.03% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	5,810,113	5,812,996
Series 2017-SFR2, Class B, 3.33% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	3,221,000	3,230,553
Series 2017-SFR2, Class C, 3.63% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	6,188,000	6,204,860
Series 2017-SFR2, Class D, 3.98% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	4,706,000	4,717,764
Series 2018-SFR1, Class A, 2.88% (1 mo. USD LIBOR + 0.70%), 03/17/2037(b)(c)	30,535,845	30,197,731
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 3.61%, 07/30/2047(b)	16,787,003	16,988,472
Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	9,114,000	9,846,168
JOL Air Ltd., Series 2019-1, Class A, 3.97%, 04/15/2044(b)	16,156,247	16,383,924
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, 3.81%, 12/15/2047(b)(i)	5,000,000	5,208,617
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, 4.46%, 06/25/2035(i)	498,373	505,033
Series 2005-A3, Class 6A5, 4.52%, 06/25/2035(i)	762,714	778,804
Series 2005-A5, Class 1A2, 4.17%, 08/25/2035(i)	554,529	565,248
Series 2007-A4, Class 3A1, 3.97%, 06/25/2037(i)	839,421	850,078
Series 2015-3, Class B2, 3.67%, 05/25/2045(b)(i)	9,045,911	9,330,652
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class C, 5.05%, 01/15/2047(i)	12,750,000	13,855,713
Series 2015-C31, Class A3, 3.80%, 08/15/2048	1,064,445	1,167,654
Series 2016-C1, Class B, 4.90%, 03/15/2049(i)	5,083,000	5,722,925
Principal Amount		Value

Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	$ 237,945	$ 231,775
MAD Mortgage Trust, Series 2017-330M, Class A, 3.29%, 08/15/2034(b)(i)	11,633,000	12,204,178
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 4.46% (1 mo. USD LIBOR + 0.25%), 11/25/2035(c)	921,414	946,139
Series 2005-A5, Class A9, 4.34%, 06/25/2035(i)	1,120,326	1,132,363
Morgan Stanley Capital I Trust,
Series 2014-150E, Class C, 4.44%, 09/09/2032(b)(i)	3,350,000	3,624,641
Series 2017-CLS, Class A, 2.90% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	18,372,000	18,374,715
Series 2017-CLS, Class B, 3.05% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	9,024,000	9,036,646
Series 2017-CLS, Class C, 3.20% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	6,124,000	6,134,487
Morgan Stanley Capital I Trust 2019-L2, Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	20,062,226
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	11,429,617	11,726,334
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.92%, 11/15/2032(b)(i)	6,250,000	6,365,736
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(i)	7,995,844	8,158,864
OCP CLO Ltd., Series 2014-7A, Class A1RR, 3.40% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(c)	17,619,000	17,572,204
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/13/2049(b)	21,801,000	22,278,908
PPM CLO 3 Ltd. (Cayman Islands),
Series 2019-3A, Class A, 0.00%, 07/17/2030(b)	9,626,000	9,623,236
Series 2019-3A, Class B, 4.42% (3 mo. USD LIBOR + 1.95%), 07/17/2030(b)(c)	6,789,000	6,785,385
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 2.69% (1 mo. USD LIBOR + 0.54%), 08/25/2031(c)	157,896	138,786
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, 6.25%, 12/25/2035	899,454	947,176
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
28	Invesco Core Plus Bond Fund

Principal Amount		Value

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(i)	$ 1,446,041	$ 1,409,248
Series 2013-4, Class A3, 1.55%, 04/25/2043(i)	1,106,287	1,069,894
Series 2013-7, Class A2, 3.00%, 06/25/2043(i)	1,219,520	1,238,998
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(i)	1,972,306	1,987,326
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, 2.69% (1 mo. USD LIBOR + 0.54%), 05/25/2035(c)	41,645	40,109
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.47%, 02/25/2049(b)(i)	12,382,824	12,625,488
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 4.15% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	16,580,000	16,606,286
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 4.47%, 09/25/2034(i)	807,934	826,913
Series 2004-8, Class 3A, 4.41%, 07/25/2034(i)	1,284,809	1,298,381
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	220,476	223,410
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 2.65% (1 mo. USD LIBOR + 0.50%), 12/25/2033(c)	520,675	491,921
Series 2005-1, Class A3, 4.61%, 04/25/2045(i)	1,097,857	1,103,075
Thunderbolt II Aircraft Lease Ltd., Series 2018-A, Class B, 5.07%, 09/15/2038(b)(i)(j)	8,148,113	8,404,849
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(i)	4,508,196	4,552,811
Triton Container Finance VI LLC, Series 2018-2A, Class A, 4.19%, 06/22/2043(b)	9,684,867	10,091,464
UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	18,668,944
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4, 3.09%, 08/10/2049	264,769	272,457
Series 2012-C4, Class A5, 2.85%, 12/10/2045	532,433	546,563
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, 6.25%, 01/10/2045(b)(i)	4,500,000	4,809,710
	Principal Amount	Value

Verus Securitization Trust,
Series 2017-SG1A, Class A1, 2.69%, 11/25/2047(b)(i)	$ 7,549,067	$ 7,543,406
Series 2018-1, Class A1, 2.93%, 02/25/2048(b)(i)	9,800,294	9,833,890
Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(i)	5,673,536	5,761,976
Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(i)	18,449,254	18,738,428
Series 2019-2, Class A1, 3.21%, 04/25/2059(b)(i)	6,803,808	6,871,159
Series 2019-INV1, Class A1, 3.40%, 12/25/2059(b)(i)	20,948,840	21,194,889
WaMu Mortgage Pass Through Trust, Series 2007-HY2, Class 2A2, 4.10%, 11/25/2036(i)	571,768	543,641
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-J, Class 2A1, 4.58%, 10/25/2033(i)	460,665	472,852
Series 2004-Z, Class 2A1, 4.97%, 12/25/2034(i)	236,307	242,942
Series 2005-AR14, Class A1, 4.85%, 08/25/2035(i)	338,236	348,792
Series 2005-AR16, Class 4A8, 4.95%, 10/25/2035(i)	4,153,543	4,276,078
Series 2005-AR2, Class 2A2, 5.14%, 03/25/2035(i)	678,938	703,627
Series 2006-AR8, Class 1A3, 4.95%, 04/25/2036(i)	335,996	337,612
Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	11,081,250	11,506,216
Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	5,500,000	5,747,610
WFRBS Commercial Mortgage Trust,
Series 2011-C5, Class B, 5.86%, 11/15/2044(b)(i)	5,000,000	5,307,095
Series 2012-C6, Class B, 4.70%, 04/15/2045	5,739,000	6,049,009
Series 2012-C9, Class D, 4.97%, 10/15/2022(b)(i)	568,832	578,607
Series 2013-C14, Class A5, 3.34%, 06/15/2046	1,485,143	1,555,221
Series 2013-C15, Class B, 4.62%, 08/15/2046(i)	3,800,000	4,077,317
Series 2013-C16, Class B, 5.19%, 09/15/2046(i)	3,127,000	3,426,362
Total Asset-Backed Securities (Cost $1,032,807,774)		1,049,475,813
U.S. Government Sponsored Agency Mortgage-Backed Securities–14.96%
Collateralized Mortgage Obligations–5.23%
Fannie Mae REMICs
IO 7.00%, 05/25/2033	7,469	1,347
6.00%, 07/25/2033	6,472	1,137
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
29	Invesco Core Plus Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass Through Ctfs.
Series K038, Class X1, IO, 1.31%, 03/25/2024(i)	$ 24,525,284	$ 1,082,558
Series K730, Class AM, IO, 3.59%, 01/25/2025(i)	7,859,000	8,515,388
Series K731, Class A2, 3.60%, 02/25/2025(i)	18,951,000	20,500,271
Series K734, Class A2, 3.21%, 02/25/2026	37,873,000	40,808,324
Series K062, Class A1, 3.03%, 09/25/2026	9,192,611	9,641,777
Series K087, Class A1 3.59%, 10/25/2027	19,804,476	21,521,880
3.77%, 12/25/2028	16,541,600	18,932,619
Series K071, Class A2, 3.29%, 11/25/2027	11,136,000	12,230,005
Series K083, Class AM, 4.03%, 10/25/2028(i)	4,736,000	5,493,521
Series K085, Class AM, 4.06%, 10/25/2028(i)	4,736,000	5,496,438
Series K089, Class AM, 3.63%, 01/25/2029(i)	8,018,000	9,051,884
Series K088, Class AM, 3.76%, 01/25/2029(i)	18,944,000	21,592,231
Series K090, Class A2, 3.42%, 02/25/2029	37,800,000	42,333,891
Freddie Mac Whole Loan Securities Trust, Series 2016-2, Class M3, 3.50%, 05/25/2047	4,624,414	4,706,539
		221,909,810
Federal Home Loan Mortgage Corp. (FHLMC)–0.92%
7.00%, 07/01/2022 to 10/01/2034	799,434	901,944
3.50%, 08/01/2026	532,644	556,554
6.00%, 03/01/2029 to 02/01/2034	282,544	312,584
7.50%, 05/01/2030 to 05/01/2035	611,335	699,425
8.50%, 08/01/2031	36,235	44,141
3.00%, 02/01/2032	2,317,663	2,384,876
6.50%, 07/01/2032 to 09/01/2036	293,383	330,881
8.00%, 08/01/2032	30,946	37,013
5.50%, 01/01/2034 to 07/01/2040	1,937,832	2,162,183
5.00%, 07/01/2034 to 06/01/2040	2,414,972	2,677,312
4.50%, 02/01/2040 to 10/01/2046	26,488,125	28,841,646
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
ARM,
5.00%, (1 yr. USD LIBOR + 2.00%), 12/01/2036(c)	$ 73,824	$ 78,430
5.19%, (1 yr. USD LIBOR + 2.07%), 02/01/2037(c)	15,874	16,876
4.75%, (1 yr. USD LIBOR + 1.88%), 05/01/2037(c)	126,013	133,890
		39,177,755
Federal National Mortgage Association (FNMA)–7.14%
5.50%, 03/01/2021 to 06/01/2040	1,474,307	1,663,432
7.50%, 03/01/2021 to 08/01/2037	639,694	748,988
6.00%, 03/01/2022 to 10/01/2039	21,157	23,100
6.50%, 07/01/2028 to 01/01/2037	104,660	117,987
7.00%, 07/01/2029 to 02/01/2034	463,948	526,709
9.50%, 04/01/2030	7,068	7,981
3.50%, 12/01/2030 to 05/01/2047	76,800,774	80,247,085
8.50%, 10/01/2032	58,381	72,216
8.00%, 04/01/2033	57,466	69,660
5.00%, 12/01/2039	644,556	713,020
3.00%, 08/01/2043	3,705,848	3,833,644
4.50%, 10/01/2048 to 12/01/2048	59,307,269	62,847,662
4.00%, 12/01/2048	66,002,263	70,096,897
TBA,
2.50%, 09/01/2034(k)	40,620,000	41,164,433
3.50%, 09/01/2034(k)	39,000,000	40,419,843
ARM,
4.71%, (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(c)	170,843	180,452
4.75%, (1 yr. USD LIBOR + 1.67%), 01/01/2037(c)	68,989	72,962
4.66%, (1 yr. USD LIBOR + 1.72%), 03/01/2038(c)	43,782	46,090
		302,852,161
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
30	Invesco Core Plus Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–1.67%
7.50%, 06/15/2023 to 05/15/2032	$ 10,142	$ 10,415
9.00%, 09/15/2024 to 10/15/2024	7,377	7,397
8.50%, 02/15/2025	4,484	4,496
8.00%, 08/15/2025 to 09/15/2026	21,939	22,695
6.56%, 01/15/2027	111,024	122,230
7.00%, 10/15/2028 to 09/15/2032	203,810	228,301
6.00%, 11/15/2028 to 02/15/2033	60,013	67,204
6.50%, 01/15/2029 to 09/15/2034	84,667	93,702
5.50%, 06/15/2035	55,064	62,221
5.00%, 07/15/2035 to 08/15/2035	54,173	57,871
4.00%, 03/20/2048	8,787,135	9,238,920
ARM,
4.00%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(c)	22,197	22,786
3.88%, 05/20/2025 to 06/20/2025(c)	12,482	12,737
TBA, 3.00%, 09/01/2049(k)	59,000,000	60,834,531
		70,785,506
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $613,582,380)		634,725,232
U.S. Treasury Securities–12.40%
U.S. Treasury Bills–0.24%
1.88%, 11/21/2019(l)	700,000	697,028
1.80% - 1.83%, 12/19/2019(l)(m)	9,655,000	9,600,727
		10,297,755
U.S. Treasury Bonds–4.78%
2.88%, 05/15/2049	168,199,800	202,720,181
U.S. Treasury Notes–7.38%
1.50%, 08/15/2022	48,536,200	48,637,633
1.75%, 07/31/2024	112,119,200	114,011,212
1.88%, 07/31/2026	27,247,300	28,004,583
1.63%, 08/15/2029	121,268,100	122,667,894
		313,321,322
Total U.S. Treasury Securities (Cost $515,741,550)		526,339,258
	Shares
Preferred Stocks–1.16%
Diversified Banks–0.98%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	1,100	1,621,400
	Shares		Value
Diversified Banks–(continued)
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.		27,407	$ 39,770,298
			41,391,698
Investment Banking & Brokerage–0.16%
Morgan Stanley, 6.88%, Series F, Pfd.		249,737	6,997,631
Regional Banks–0.02%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.		24,592	675,542
Total Preferred Stocks (Cost $44,018,461)			49,064,871
	Principal Amount
Agency Credit Risk Transfer Notes–0.84%
Fannie Mae Connecticut Avenue Securities, 5.00%, (1 mo. USD LIBOR + 2.85%) 11/25/2029(c)		$ 11,000,000	11,290,613
Freddie Mac
Series 2017-HQA2, Class M2, STACR®, 4.80%, (1 mo. USD LIBOR + 2.65%) 12/25/2029(c)		9,000,000	9,169,722
Series 2019-HQA2, Class M1, STACR®, 2.85%, (1 mo. USD LIBOR + 0.70%) 04/25/2049(b)(c)		15,134,500	15,139,788
Total Agency Credit Risk Transfer Notes (Cost $35,448,836)			35,600,123
Variable Rate Senior Loan Interests–0.63%(n)
Diversified REITs–0.63%
Asteric Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $26,671,740)(h)		35,662,784	26,785,928
Non-U.S. Dollar Denominated Bonds & Notes–0.52%(o)
Brewers–0.04%
Molson Coors International L.P.Series MPLE, 3.44%, 07/15/2026	CAD	2,000,000	1,537,404
Diversified Banks–0.01%
Erste Group Bank AG (Austria), REGS, 6.50%(b)(e)	EUR	200,000	251,854
Food Retail–0.00%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	100,000	105,645
Integrated Telecommunication Services–0.10%
AT&T, Inc.Series MPLE, 5.10%, 11/25/2048	CAD	5,000,000	4,199,151
Investment Banking & Brokerage–0.07%
Morgan StanleySeries MPLE, 3.00%, 02/07/2024	CAD	4,000,000	3,075,800
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
31	Invesco Core Plus Bond Fund

	Principal Amount		Value
Movies & Entertainment–0.19%
Netflix, Inc. 3.88%, 11/15/2029(b)	EUR	6,750,000	$ 8,041,761
Sovereign Debt–0.04%
Chile Government International Bond (Chile), 0.83%, 07/02/2031	EUR	105,000	123,190
Indonesia Treasury Bond (Indonesia), Series FR78, 8.25%, 05/15/2029	IDR	2,243,000,000	168,719
Latvia Government International Bond (Latvia), REGS, 1.88%, 02/19/2049(b)	EUR	100,000	144,596
Mexico Government International Bond (Mexico), 2.88%, 04/08/2039	EUR	100,000	125,066
Peru Government Bond (Peru), REGS, 6.15%, 08/12/2032(b)	PEN	800,000	271,561
Saudi Government International Bond (Saudi Arabia), 0.75%, 07/09/2027(b)	EUR	100,000	114,655
Saudi Government International Bond (Saudi Arabia), 2.00%, 07/09/2039(b)	EUR	100,000	124,195
Serbia International Bond (Serbia), 1.50%, 06/26/2029(b)	EUR	285,000	326,822
Ukraine Government International Bond (Ukraine), 6.75%, 06/20/2026(b)	EUR	185,000	221,851
			1,620,655
Steel–0.00%
Vale S.A. (Brazil), 3.75%, 01/10/2023	EUR	150,000	178,838
Technology Hardware, Storage & Peripherals–0.07%
Apple, Inc.Series MPLE, 2.51%, 08/19/2024	CAD	4,000,000	3,080,427
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $20,609,179)			22,091,535
	Principal Amount	Value

Municipal Obligations–0.02%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $545,000)	$ 545,000	$ 801,444
	Shares
Common Stocks & Other Equity Interests–0.00%
Auto Parts & Equipment–0.00%
Exide Technologies(p)	14,555	1,455
Paper Packaging–0.00%
Westrock Co.	65	2,222
Specialty Chemicals–0.00%
Ingevity Corp.(p)	10	762
Total Common Stocks & Other Equity Interests (Cost $15,547)		4,439
Money Market Funds–3.86%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(q)	57,332,938	57,332,938
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(q)	40,946,636	40,963,015
Invesco Treasury Portfolio, Institutional Class, 1.98%(q)	65,523,358	65,523,358
Total Money Market Funds (Cost $163,810,364)		163,819,311
Options Purchased–0.07%
(Cost $3,737,105)(r)		3,015,810
TOTAL INVESTMENTS IN SECURITIES–102.20% (Cost $4,198,924,970)		4,336,979,038
OTHER ASSETS LESS LIABILITIES—(2.20)%		(93,318,062)
NET ASSETS–100.00%		$ 4,243,660,976
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
32	Invesco Core Plus Bond Fund

Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
CAD	– Canadian Dollar
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
PEN	– Peruvian Sol
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
STACR ®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $1,707,892,568, which represented 40.25% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(d)	Zero coupon bond issued at a discount.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The value of this security at August 31, 2019 represented less than 1% of the Fund’s Net Assets.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2019.
(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified date.
(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1K and Note 1N.
(n)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Non-income producing security.
(q)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(r)	The table below details options purchased: See Note 1L and Note 1M:

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
33	Invesco Core Plus Bond Fund

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
Abbvie, Inc.	Call	01/15/2021	60	$ 85.00	$ 510,000	$ 8,070
Amazon.com, Inc.	Call	01/15/2021	3	2,100.00	630,000	40,320
Bank of America Corp.	Call	01/15/2021	165	32.00	528,000	25,410
Booking Holdings, Inc.	Call	01/15/2021	6	2,100.00	1,260,000	127,230
Chevron Corp.	Call	01/15/2021	38	130.00	494,000	22,610
Cisco Systems, Inc.	Call	01/15/2021	110	60.00	660,000	14,410
Consumer Discretionary Select Sector SPDR Fund	Call	01/15/2021	60	126.00	756,000	43,950
Health Care Select Sector SPDR Fund	Call	01/15/2021	125	96.00	1,200,000	55,000
Industrial Select Sector SPDR Fund	Call	01/15/2021	125	80.00	1,000,000	57,187
Intel Corp.	Call	01/15/2021	85	52.50	446,250	33,788
Micron Technology, Inc.	Call	01/15/2021	10	50.00	50,000	7,750
Microsoft Corp.	Call	01/15/2021	50	145.00	725,000	66,000
Oracle Corp.	Call	01/15/2021	80	62.50	500,000	17,720
QUALCOMM, Inc.	Call	01/15/2021	12	85.00	102,000	9,000
UnitedHealth Group Inc.	Call	01/15/2021	21	250.00	525,000	45,255
Verizon Communications, Inc.	Call	01/15/2021	90	55.00	495,000	53,325
Total Open Exchange-Traded Equity Options Purchased			1,040			$627,025

Abbreviations:
SPDR	–Standard & Poor’s Depositary Receipt

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	12/18/2020	131	$3,000.00		$39,300,000	$2,388,785

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)		Value	Unrealized Appreciation (Depreciation)
Equity Risk
Abbvie, Inc.	Call	01/15/2021	20	$ 105.00	$ (7,179)		$ 210,000	$ (570)	$ 6,609
Amazon.com, Inc.	Call	01/17/2020	1	2,400.00	(16,108)		240,000	(295)	15,813
Amazon.com, Inc.	Call	06/19/2020	2	2,300.00	(18,296)		460,000	(7,390)	10,906
Booking Holdings, Inc.	Call	01/15/2021	6	2,400.00	(45,581)		1,440,000	(65,520)	(19,939)
Micron Technology, Inc.	Call	01/15/2021	5	70.00	(1,460)		35,000	(1,425)	35
Microsoft Corp.	Call	01/15/2021	13	160.00	(5,420)		208,000	(10,010)	(4,590)
Oracle Corp.	Call	01/15/2021	30	70.00	(4,109)		210,000	(2,745)	1,364
QUALCOMM, Inc.	Call	01/15/2021	3	110.00	(801)		33,000	(632)	169
UnitedHealth Group Inc.	Call	01/15/2021	7	300.00	(7,013)		210,000	(5,407)	1,606
Total Exchange-Traded Equity Options Written						$(105,967)			$(93,994)	$ 11,973

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
34	Invesco Core Plus Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	2,172	December-2019	$ 260,589,095	$ 24,692	$ 24,692
U.S. Treasury 10 Year Notes	1,898	December-2019	250,002,187	(152,455)	(152,455)
U.S. Treasury Long Bonds	500	December-2019	82,625,000	(48,065)	(48,065)
U.S. Treasury Ultra Bonds	589	December-2019	116,290,688	(1,478,180)	(1,478,180)
Subtotal—Long Futures Contracts				(1,654,008)	(1,654,008)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	11	December-2019	(2,377,289)	479	479
U.S. Treasury 10 Year Ultra Bonds	2,184	December-2019	(315,451,500)	1,010,919	1,010,919
Subtotal—Short Futures Contracts				1,011,398	1,011,398
Total Futures Contracts				$ (642,610)	$ (642,610)

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 31, Version 1	Buy	5.00%	Quarterly	06/20/2024	3.416%	USD	99,886,050	$(6,724,652)	$(6,634,398)	$90,254

(a)	Implied credit spreads represent the current level, as of August 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
10/02/2019	Citibank, N.A.	USD	131,895	BRL	550,000	$ 674
11/08/2019	Goldman Sachs & Co.	EUR	7,750,000	USD	8,810,797	250,071
11/29/2019	Goldman Sachs & Co.	CAD	53,013,591	USD	39,977,671	114,728
11/29/2019	Goldman Sachs & Co.	EUR	12,071,665	USD	13,497,546	143,379
11/29/2019	Goldman Sachs & Co.	GBP	128,227	USD	157,273	718
09/04/2019	Morgan Stanley	BRL	550,000	USD	132,898	80
11/08/2019	Morgan Stanley	EUR	11,450,000	USD	13,505,100	857,318
11/08/2019	UBS	EUR	100,000	USD	114,560	4,099
Subtotal—Appreciation						1,371,067
Currency Risk
09/04/2019	Citibank, N.A.	BRL	550,000	USD	132,157	(661)
09/04/2019	Citibank, N.A.	USD	132,899	BRL	550,000	(80)
11/08/2019	Citibank, N.A.	USD	12,896,396	EUR	11,045,000	(695,981)
09/04/2019	Morgan Stanley	USD	144,687	BRL	550,000	(11,869)
Subtotal—Depreciation						(708,591)
Total Forward Foreign Currency Contracts						$ 662,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
35	Invesco Core Plus Bond Fund

Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
36	Invesco Core Plus Bond Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $4,035,114,606)	$4,173,159,727
Investments in affiliated money market funds, at value (Cost $163,810,364)	163,819,311
Other investments:
Variation margin receivable — futures contracts	195,969
Variation margin receivable—centrally cleared swap agreements	32,737
Unrealized appreciation on forward foreign currency contracts outstanding	1,371,067
Foreign currencies, at value (Cost $16,878,783)	16,802,760
Receivable for:
Principal paydowns	649
Investments matured, at value (Cost $8,485)	60,401
Dividends	817,428
Fund shares sold	6,115,808
Interest	26,083,743
Investments sold	84,898,618
Investment for trustee deferred compensation and retirement plans	136,228
Other assets	117,954
Total assets	4,473,612,400
Liabilities:
Other investments:
Options written, at value (premiums received $105,967)	93,994
Unrealized depreciation on forward foreign currency contracts outstanding	708,591
Payable for:
Investments purchased	212,461,480
Dividends	1,207,140
Fund shares reacquired	5,316,045
Amount due custodian	8,893,631
Accrued foreign taxes	592
Accrued fees to affiliates	1,107,035
Accrued trustees’ and officers’ fees and benefits	7,975
Trustee deferred compensation and retirement plans	154,941
Total liabilities	229,951,424
Net assets applicable to shares outstanding	$ 4,243,660,976
Net assets consist of:
Shares of beneficial interest	$4,128,077,955
Distributable earnings	115,583,021
$ 4,243,660,976
Net Assets:
Class A	$ 1,079,416,016
Class C	$ 87,045,755
Class R	$ 17,597,637
Class Y	$ 892,952,166
Class R5	$ 7,586,147
Class R6	$2,159,063,255
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	97,002,049
Class C	7,825,849
Class R	1,581,886
Class Y	80,172,002
Class R5	682,035
Class R6	194,147,313
Class A:
Net asset value per share	$ 11.13
Maximum offering price per share (Net asset value of $11.13 ÷ 95.75%)	$ 11.62
Class C:
Net asset value and offering price per share	$ 11.12
Class R:
Net asset value and offering price per share	$ 11.12
Class Y:
Net asset value and offering price per share	$ 11.14
Class R5:
Net asset value and offering price per share	$ 11.12
Class R6:
Net asset value and offering price per share	$ 11.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
37	Invesco Core Plus Bond Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Interest (net of foreign withholding taxes of $2,336)	$ 155,426,220
Dividends from affiliated money market funds	6,204,117
Dividends	3,420,475
Total investment income	165,050,812
Expenses:
Advisory fees	15,931,681
Administrative services fees	572,628
Custodian fees	108,744
Distribution fees:
Class A	2,332,199
Class C	921,235
Class R	76,662
Transfer agent fees — A, C, R and Y	2,733,692
Transfer agent fees — R5	5,810
Transfer agent fees — R6	142,588
Trustees’ and officers’ fees and benefits	78,073
Registration and filing fees	217,069
Reports to shareholders	471,473
Professional services fees	108,737
Other	145,349
Total expenses	23,845,940
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,974,008)
Net expenses	21,871,932
Net investment income	143,178,880
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	19,588,172
Foreign currencies	(390,141)
Forward foreign currency contracts	(9,622,288)
Futures contracts	21,866,327
Option contracts written	4,507,663
Swap agreements	(685,028)
35,264,705
Change in net unrealized appreciation (depreciation) of:
Investment securities	190,745,095
Foreign currencies	(46,729)
Forward foreign currency contracts	(432,850)
Futures contracts	539,057
Option contracts written	(1,835,189)
Swap agreements	4,239,611
193,208,995
Net realized and unrealized gain	228,473,700
Net increase in net assets resulting from operations	$ 371,652,580
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
38	Invesco Core Plus Bond Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 143,178,880	$ 122,914,123
Net realized gain (loss)	35,264,705	(57,853,055)
Change in net unrealized appreciation (depreciation)	193,208,995	(116,160,777)
Net increase (decrease) in net assets resulting from operations	371,652,580	(51,099,709)
Distributions to shareholders from distributable earnings(1):
Class A	(28,359,828)	(25,777,403)
Class B	—	(19,146)
Class C	(2,122,427)	(2,981,838)
Class R	(450,317)	(366,792)
Class Y	(28,482,762)	(44,624,566)
Class R5	(190,113)	(192,160)
Class R6	(69,362,904)	(49,953,506)
Total distributions from distributable earnings	(128,968,351)	(123,915,411)
Return of capital:
Class A	(5,300,471)	(1,152,623)
Class B	—	(3,497)
Class C	(525,986)	(179,531)
Class R	(87,175)	(17,840)
Class Y	(4,914,339)	(1,872,061)
Class R5	(32,963)	(8,012)
Class R6	(11,786,606)	(1,989,623)
Total return of capital	(22,647,540)	(5,223,187)
Share transactions–net:
Class A	135,680,952	122,084,041
Class B	—	(3,035,643)
Class C	(39,828,676)	(905,235)
Class R	2,547,502	4,355,347
Class Y	(83,973,549)	(272,131,008)
Class R5	1,564,636	1,116,718
Class R6	(76,935,016)	1,062,065,636
Net increase (decrease) in net assets resulting from share transactions	(60,944,151)	913,549,856
Net increase in net assets	159,092,538	733,311,549
Net assets:
Beginning of year	4,084,568,438	3,351,256,889
End of year	$ 4,243,660,976	$4,084,568,438

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
39	Invesco Core Plus Bond Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$10.53	$0.36	$ 0.62	$ 0.98	$(0.32)	$(0.06)	$ —	$(0.38)	$ 11.13	9.57%	$1,079,416	0.74% (d)	0.84% (d)	3.41% (d)	250%
Year ended 08/31/18	11.03	0.31	(0.48)	(0.17)	(0.32)	(0.01)	—	(0.33)	10.53	(1.51)	887,784	0.74	0.82	2.96	383
Year ended 08/31/17	11.05	0.28	0.03	0.31	(0.31)	—	(0.02)	(0.33)	11.03	2.88	805,356	0.76	0.88	2.54	547
Year ended 08/31/16	10.63	0.25	0.51	0.76	(0.34)	—	—	(0.34)	11.05	7.33	684,628	0.83	0.92	2.40	518
Year ended 08/31/15	10.92	0.30	(0.20)	0.10	(0.39)	—	—	(0.39)	10.63	0.91	495,226	0.84	0.97	2.78	537
Class C
Year ended 08/31/19	10.53	0.28	0.61	0.89	(0.24)	(0.06)	—	(0.30)	11.12	8.67	87,046	1.49 (d)	1.59 (d)	2.66 (d)	250
Year ended 08/31/18	11.02	0.24	(0.48)	(0.24)	(0.24)	(0.01)	—	(0.25)	10.53	(2.16)	123,285	1.49	1.57	2.21	383
Year ended 08/31/17	11.05	0.20	0.02	0.22	(0.23)	—	(0.02)	(0.25)	11.02	2.02	130,591	1.51	1.63	1.79	547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	—	(0.26)	11.05	6.53	108,579	1.58	1.67	1.65	518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	—	(0.31)	10.63	0.25	65,160	1.59	1.72	2.03	537
Class R
Year ended 08/31/19	10.53	0.33	0.61	0.94	(0.29)	(0.06)	—	(0.35)	11.12	9.21	17,598	0.99 (d)	1.09 (d)	3.16 (d)	250
Year ended 08/31/18	11.02	0.29	(0.47)	(0.18)	(0.30)	(0.01)	—	(0.31)	10.53	(1.67)	14,134	0.99	1.07	2.71	383
Year ended 08/31/17	11.05	0.25	0.02	0.27	(0.28)	—	(0.02)	(0.30)	11.02	2.53	10,403	1.01	1.13	2.29	547
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	—	—	(0.32)	11.05	7.06	7,545	1.08	1.17	2.15	518
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	—	—	(0.36)	10.63	0.75	5,848	1.09	1.22	2.53	537
Class Y
Year ended 08/31/19	10.54	0.39	0.62	1.01	(0.35)	(0.06)	—	(0.41)	11.14	9.84	892,952	0.49 (d)	0.59 (d)	3.66 (d)	250
Year ended 08/31/18	11.03	0.35	(0.48)	(0.13)	(0.35)	(0.01)	—	(0.36)	10.54	(1.17)	932,839	0.49	0.57	3.21	383
Year ended 08/31/17	11.06	0.30	0.03	0.33	(0.34)	—	(0.02)	(0.36)	11.03	3.04	1,278,700	0.51	0.63	2.79	547
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	—	—	(0.37)	11.06	7.59	282,260	0.58	0.67	2.65	518
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	—	—	(0.42)	10.64	1.25	102,380	0.59	0.72	3.03	537
Class R5
Year ended 08/31/19	10.53	0.39	0.61	1.00	(0.35)	(0.06)	—	(0.41)	11.12	9.75	7,586	0.49 (d)	0.54 (d)	3.66 (d)	250
Year ended 08/31/18	11.03	0.34	(0.48)	(0.14)	(0.35)	(0.01)	—	(0.36)	10.53	(1.27)	5,660	0.49	0.50	3.21	383
Year ended 08/31/17	11.05	0.30	0.04	0.34	(0.34)	—	(0.02)	(0.36)	11.03	3.17	4,807	0.50	0.51	2.80	547
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	—	—	(0.37)	11.05	7.60	90	0.58	0.60	2.65	518
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	—	—	(0.42)	10.63	1.25	668	0.59	0.60	3.03	537
Class R6
Year ended 08/31/19	10.52	0.39	0.62	1.01	(0.35)	(0.06)	—	(0.41)	11.12	9.91	2,159,063	0.44 (d)	0.45 (d)	3.71 (d)	250
Year ended 08/31/18	11.02	0.35	(0.48)	(0.13)	(0.36)	(0.01)	—	(0.37)	10.52	(1.21)	2,120,867	0.43	0.44	3.27	383
Year ended 08/31/17	11.05	0.30	0.03	0.33	(0.34)	—	(0.02)	(0.36)	11.02	3.12	1,118,319	0.47	0.48	2.83	547
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	—	—	(0.38)	11.05	7.71	1,147,393	0.48	0.50	2.75	518
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	—	—	(0.43)	10.63	1.32	275,013	0.52	0.53	3.10	537

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $932,879, $92,123, $15,332, $864,358, $5,802 and $2,071,287 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
40	Invesco Core Plus Bond Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
41	Invesco Core Plus Bond Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in
42	Invesco Core Plus Bond Fund

foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change
43	Invesco Core Plus Bond Fund

in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or
44	Invesco Core Plus Bond Fund

narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
O.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.
P.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.40%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the
45	Invesco Core Plus Bond Fund

following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $325,184 and reimbursed class level expenses of $803,378, $79,335, $13,204, $744,369, $2,500 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $162,334 in front-end sales commissions from the sale of Class A shares and $22,697 and $10,063 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
46	Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$1,825,255,274	$ —	$1,825,255,274
Asset-Backed Securities	—	1,049,475,813	—	1,049,475,813
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	634,725,232	—	634,725,232
U.S. Treasury Securities	—	526,339,258	—	526,339,258
Preferred Stocks	49,064,871	—	—	49,064,871
Agency Credit Risk Transfer Notes	—	35,600,123	—	35,600,123
Variable Rate Senior Loan Interests	—	—	26,785,928	26,785,928
Non-U.S. Dollar Denominated Bonds & Notes	—	22,091,535	—	22,091,535
Municipal Obligations	—	801,444	—	801,444
Common Stocks & Other Equity Interests	2,984	1,455	—	4,439
Money Market Funds	163,819,311	—	—	163,819,311
Options Purchased	3,015,810	—	—	3,015,810
Investments Matured	—	60,401	—	60,401
Total Investments in Securities	215,902,976	4,094,350,535	26,785,928	4,337,039,439
Other Investments - Assets*
Futures Contracts	1,036,090	—	—	1,036,090
Forward Foreign Currency Contracts	—	1,371,067	—	1,371,067
Swap Agreements	—	90,254	—	90,254
	1,036,090	1,461,321	—	2,497,411
Other Investments - Liabilities*
Futures Contracts	(1,678,700)	—	—	(1,678,700)
Forward Foreign Currency Contracts	—	(708,591)	—	(708,591)
Options Written	—	(93,994)	—	(93,994)
	(1,678,700)	(802,585)	—	(2,481,285)
Total Other Investments	(642,610)	658,736	—	16,126
Total Investments	$ 215,260,366	$4,095,009,271	$26,785,928	$4,337,055,565

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ -	$ -	$ 1,036,090	$ 1,036,090
Unrealized appreciation on swap agreements — Centrally Cleared(a)	90,254	-	-	-	90,254
Unrealized appreciation on forward foreign currency contracts outstanding	-	1,371,067	-	-	1,371,067
Options purchased, at value — Exchange-Traded(b)	-	-	3,015,810	-	3,015,810
Total Derivative Assets	90,254	1,371,067	3,015,810	1,036,090	5,513,221
Derivatives not subject to master netting agreements	(90,254)	-	(3,015,810)	(1,036,090)	(4,142,154)
Total Derivative Assets subject to master netting agreements	$ -	$1,371,067	$ -	$ -	$ 1,371,067
47	Invesco Core Plus Bond Fund

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ -	$ -	$ -	$ (1,678,700)	$ (1,678,700)
Unrealized depreciation on forward foreign currency contracts outstanding	-	(708,591)	-	-	(708,591)
Options written, at value — Exchange-Traded	-	-	(93,994)	-	(93,994)
Total Derivative Liabilities	-	(708,591)	(93,994)	(1,678,700)	(2,481,285)
Derivatives not subject to master netting agreements	-	-	93,994	1,678,700	1,772,694
Total Derivative Liabilities subject to master netting agreements	$ -	$ (708,591)	$ -	$ -	$ (708,591)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$ 674	$ (696,722)	$(696,048)	$–	$–	$(696,048)
Goldman Sachs & Co.	508,896	–	508,896	–	–	508,896
Morgan Stanley	857,398	(11,869)	845,529	–	–	845,529
UBS	4,099	–	4,099	–	–	4,099
Total	$1,371,067	$(708,591)	$ 662,476	$–	$–	$ 662,476
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ (9,622,288)	$ -	$ -	$ (9,622,288)
Futures contracts	-	-	-	21,866,327	21,866,327
Options purchased(a)	-	(5,938,340)	301,633	(1,903,750)	(7,540,457)
Options written	-	1,716,644	13,592	2,777,427	4,507,663
Swap agreements	(1,097,693)	-	-	412,665	(685,028)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(432,850)	-	-	(432,850)
Futures contracts	-	-	-	539,057	539,057
Options purchased(a)	-	1,166,833	(1,482,445)	-	(315,612)
Options written	(156,149)	(1,682,780)	3,740	-	(1,835,189)
Swap agreements	90,254	-	-	4,149,357	4,239,611
Total	$(1,163,588)	$(14,792,781)	$(1,163,480)	$27,841,083	$10,721,234

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Equity Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$626,777,773	$955,338,490	$14,013,463	$29,954,583	$250,000,000	$267,700,917	$2,785,229	$142,285,000	$80,000,000	$458,630,617
Average Contracts	—	—	1,334	103	—	—	179	—	—	—
48	Invesco Core Plus Bond Fund

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,038.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$128,968,351	$123,915,411
Return of capital	22,647,540	5,223,187
Total distributions	$ 151,615,891	$129,138,598

Tax Components of Net Assets at Period-End:
2019
Net unrealized appreciation — investments	$ 134,549,548
Net unrealized appreciation (depreciation) — foreign currencies	(82,989)
Temporary book/tax differences	(131,287)
Capital loss carryforward	(18,752,251)
Shares of beneficial interest	4,128,077,955
Total net assets	$ 4,243,660,976
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, wash sales and derivative investments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$18,752,251	$18,752,251

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
49	Invesco Core Plus Bond Fund

NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $4,097,924,131 and $4,031,166,913, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,350,650,479 and $5,276,164,348, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$150,112,050
Aggregate unrealized (depreciation) of investments	(15,562,502)
Net unrealized appreciation of investments	$134,549,548
Cost of investments for tax purposes is $4,195,781,365.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of return of capital and derivative investments, on August 31, 2019, undistributed net investment income was increased by $9,454,879, undistributed net realized gain (loss) was increased by $11,579,150 and shares of beneficial interest was decreased by $21,034,029. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	23,760,865	$ 252,505,480	26,826,117	$ 288,639,138
Class B(b)	-	-	6,748	74,038
Class C	3,277,210	34,776,911	4,510,488	48,760,686
Class R	646,015	6,816,801	918,412	9,911,883
Class Y	44,625,925	471,174,745	112,450,633	1,215,135,403
Class R5	248,812	2,663,977	660,164	7,082,251
Class R6	32,237,301	340,019,216	119,453,038	1,266,680,236
Issued as reinvestment of dividends:
Class A	2,855,818	30,215,479	2,315,982	24,739,891
Class B(b)	-	-	1,369	14,958
Class C	207,006	2,178,746	255,705	2,730,753
Class R	48,134	508,598	35,798	382,039
Class Y	2,205,378	23,354,973	3,167,089	34,018,398
Class R5	21,035	222,495	18,658	199,687
Class R6	7,488,829	79,112,503	4,832,635	51,408,112
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	180,127	1,954,379
Class B	-	-	(179,986)	(1,954,379)
Automatic conversion of Class C shares to Class A shares:
Class A	3,574,793	37,143,597	-	-
Class C	(3,574,848)	(37,143,597)	-	-
50	Invesco Core Plus Bond Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(17,496,318)	$(184,183,604)	(18,049,396)	$ (193,249,367)
Class B(b)	-	-	(107,475)	(1,170,260)
Class C	(3,796,480)	(39,640,736)	(4,901,731)	(52,396,674)
Class R	(454,922)	(4,777,897)	(555,488)	(5,938,575)
Class Y	(55,164,048)	(578,503,267)	(142,999,308)	(1,521,284,809)
Class R5	(125,570)	(1,321,836)	(577,065)	(6,165,220)
Class R6	(47,105,553)	(496,066,735)	(24,229,180)	(256,022,712)
Net increase (decrease) in share activity	(6,520,618)	$ (60,944,151)	84,033,334	$ 913,549,856

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
51	Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
52	Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,083.90	$3.89	$ 1,021.48	$ 3.77	0.74%
Class C	1,000.00	1,079.90	7.81	1,017.69	7.58	1.49
Class R	1,000.00	1,081.60	5.19	1,020.21	5.04	0.99
Class Y	1,000.00	1,085.10	2.58	1,022.74	2.50	0.49
Class R5	1,000.00	1,085.20	2.58	1,022.74	2.50	0.49
Class R6	1,000.00	1,085.50	2.31	1,022.99	2.24	0.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
53	Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Core Plus Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Board noted that the Fund’s overweight exposure to high yield and investment grade credit as well as emerging markets negatively impacted Fund performance. The Trustees also reviewed more recent Fund

54                         Invesco  Core Plus Bond Fund

performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

55                         Invesco  Core Plus Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Qualified Dividend Income*	6.62%
Corporate Dividends Received Deduction*	6.62%
U.S. Treasury Obligations*	6.85%
Tax-Exempt*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
56	Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Core Plus Bond Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ■ C: VADCX ■ R: VADRX ■ Y: VADDX ■ R6: VADFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
19	Financial Statements
22	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Fund Expenses
32	Approval of Investment Advisory and Sub-Advisory Contracts
34	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Dear Shareholders:
Andrew Schlossberg
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Equally-Weighted S&P 500 Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Equal Weight Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–0.09%
Class C Shares	–0.83
Class R Shares	–0.33
Class Y Shares	0.18
Class R6 Shares	0.29
S&P 500 Index▼ (Broad Market Index)	2.92
S&P 500 Equal Weight Index▼ (Style-Specific Index)	0.42
Lipper Multi-Cap Core Funds Index■ (Peer Group Index)	–0.85
Source(s): ▼RIMES Technologies Corp.; ■Lipper Inc.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the market capitalization weighted approach of the S&P 500 Index. Due to the equally weighted nature of the Fund and the capitalization weighted nature of the S&P 500 Index, the Fund will lag the S&P 500 Index when large-cap stocks outperform mid-cap stocks or when market leadership is narrow.
During the fiscal year, on an absolute basis, holdings in the consumer staples, information technology (IT), real estate and utilities sectors generated positive Fund performance.
Key detractors from the Fund’s performance relative to the S&P 500 Index during the fiscal year included select holdings in the consumer discretionary, energy, IT, consumer staples and communication services sectors. Equally
Portfolio Composition
By sector	% of total net assets
Information Technology	14.13%
Industrials	13.74
Financials	13.21
Health Care	12.39
Consumer Discretionary	11.64
Consumer Staples	6.65
Real Estate	6.52
Utilities	5.76
Materials	5.49
Energy	5.25
Communication Services	4.59
Money Market Funds Plus Other Assets Less Liabilities	0.63
Top 10 Equity Holdings*
% of total net assets
1.	Western Digital Corp.	0.31%
2.	Micron Technology, Inc.	0.28
3.	Allergan PLC	0.27
4.	KLA Corp.	0.27
5.	Ball Corp.	0.25
6.	MarketAxess Holdings, Inc.	0.25
7.	Target Corp.	0.24
8.	Edison International	0.24
9.	Edwards Lifesciences Corp.	0.24
10.	Symantec Corp.	0.24
Total Net Assets	$7.4 billion
Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Equally-Weighted S&P 500 Fund

weighing the stocks in these sectors detracted from the Fund’s relative performance.
The Fund’s underweight exposure to mega-cap and large-cap stocks within the S&P 500 Index also was a damper on its relative performance.
The top contributor to Fund results during the fiscal year was metal packaging maker Ball Corp. The company delivered strong performance during the fiscal year and reported solid revenue growth. Also delivering returns of over 75% for the fiscal year were Chipotle Mexican Grill and Starbucks.3
PG&E was the largest detractor from the Fund’s performance relative to the S&P 500 Index during the fiscal year. PG&E sought Chapter 11 bankruptcy protection earlier in 2019 after severe wildfires in 2017 and 2018 resulted in more than $30 billion in liabilities.3
Pharmaceutical company Nektar Therapeutics also detracted from the Fund’s performance versus the S&P 500 Index during the fiscal year. The company’s stock price struggled due to negative revenue growth.
Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.
Thank you for your investment in Invesco Equally-Weighted S&P 500 Index Fund.
1	Source: Bloomberg
2	Source: US Federal Reserve
3	Source: Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
Daniel Tsai
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.
Anne Unflat
Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.
5	Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	8.30%
10 Years	12.37
5 Years	6.44
1 Year	–5.59
Class C Shares
Inception (7/28/97)	8.21%
10 Years	12.18
5 Years	6.88
1 Year	–1.77
Class R Shares
Inception (3/31/08)	9.42%
10 Years	12.72
5 Years	7.38
1 Year	–0.33
Class Y Shares
Inception (7/28/97)	8.84%
10 Years	13.28
5 Years	7.92
1 Year	0.18
Class R6 Shares
10 Years	13.28%
5 Years	8.05
1 Year	0.29
Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions,
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	8.48%
10 Years	14.25
5 Years	7.33
1 Year	1.72
Class C Shares
Inception (7/28/97)	8.40%
10 Years	14.06
5 Years	7.76
1 Year	5.81
Class R Shares
Inception (3/31/08)	9.81%
10 Years	14.61
5 Years	8.27
1 Year	7.35
Class Y Shares
Inception (7/28/97)	9.02%
10 Years	15.18
5 Years	8.81
1 Year	7.90
Class R6 Shares
10 Years	15.17%
5 Years	8.95
1 Year	8.03
changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Class R6 shares was 0.53%, 1.21%, 0.78%, 0.28% and 0.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to dif-
ferent sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
7	Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the deriva-
tive contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, invest-
ments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Equally-Weighted S&P 500 Fund

Adviser will be able to correlate the Fund’s performance with that of the Index.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.
■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
9	Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–99.37%
Advertising–0.37%
Interpublic Group of Cos., Inc. (The)	667,141	$ 13,262,763
Omnicom Group, Inc.	185,531	14,111,488
		27,374,251
Aerospace & Defense–2.35%
Arconic, Inc.	640,723	16,556,282
Boeing Co. (The)	42,411	15,441,421
General Dynamics Corp.	85,977	16,444,821
Huntington Ingalls Industries, Inc.	68,549	14,326,741
L3Harris Technologies, Inc.	77,249	16,331,211
Lockheed Martin Corp.	42,050	16,151,826
Northrop Grumman Corp.	47,583	17,504,358
Raytheon Co.	83,020	15,385,266
Textron, Inc.	297,751	13,398,795
TransDigm Group, Inc.(b)	31,137	16,761,670
United Technologies Corp.	117,507	15,304,112
		173,606,503
Agricultural & Farm Machinery–0.20%
Deere & Co.	97,179	15,053,999
Agricultural Products–0.19%
Archer-Daniels-Midland Co.	360,965	13,734,718
Air Freight & Logistics–0.82%
C.H. Robinson Worldwide, Inc.	175,911	14,862,720
Expeditors International of Washington, Inc.	199,050	14,152,455
FedEx Corp.	89,478	14,192,106
United Parcel Service, Inc., Class B	144,890	17,192,647
		60,399,928
Airlines–0.95%
Alaska Air Group, Inc.	233,266	13,930,645
American Airlines Group, Inc.	450,544	11,853,813
Delta Air Lines, Inc.	262,972	15,215,560
Southwest Airlines Co.	284,133	14,865,839
United Airlines Holdings, Inc.(b)	169,005	14,248,811
		70,114,668
Alternative Carriers–0.20%
CenturyLink, Inc.	1,326,470	15,095,229
Apparel Retail–0.73%
Gap, Inc. (The)	809,891	12,788,179
L Brands, Inc.	654,101	10,799,208
Ross Stores, Inc.	145,823	15,458,696
TJX Cos., Inc. (The)	276,037	15,173,754
		54,219,837
Shares		Value
Apparel, Accessories & Luxury Goods–1.12%
Capri Holdings Ltd.(b)	439,385	$ 11,590,976
Hanesbrands, Inc.	887,511	12,123,400
PVH Corp.	167,220	12,675,276
Ralph Lauren Corp.	131,310	11,599,926
Tapestry, Inc.	498,436	10,292,704
Under Armour, Inc., Class A(b)	285,771	5,318,198
Under Armour, Inc., Class C(b)	292,997	4,957,509
VF Corp.	168,734	13,827,751
		82,385,740
Application Software–1.65%
Adobe, Inc.(b)	53,681	15,272,781
ANSYS, Inc.(b)	74,690	15,427,967
Autodesk, Inc.(b)	93,093	13,295,542
Cadence Design Systems Inc.(b)	217,421	14,888,990
Citrix Systems, Inc.	152,121	14,144,211
Intuit, Inc.	57,937	16,706,713
salesforce.com, inc.(b)	98,151	15,318,427
Synopsys, Inc.(b)	117,978	16,730,460
		121,785,091
Asset Management & Custody Banks–1.62%
Affiliated Managers Group, Inc.	166,634	12,769,163
Ameriprise Financial, Inc.	95,901	12,369,311
Bank of New York Mellon Corp. (The)	330,946	13,919,589
BlackRock, Inc.	32,941	13,919,549
Franklin Resources, Inc.	441,361	11,598,967
Invesco Ltd.(c)	713,363	11,199,799
Northern Trust Corp.	168,909	14,852,168
State Street Corp.	265,964	13,646,613
T. Rowe Price Group, Inc.	138,982	15,374,189
		119,649,348
Auto Parts & Equipment–0.38%
Aptiv PLC	195,457	16,256,159
BorgWarner, Inc.	359,555	11,732,279
		27,988,438
Automobile Manufacturers–0.39%
Ford Motor Co.	1,475,332	13,528,794
General Motors Co.	412,894	15,314,239
		28,843,033
Automotive Retail–0.77%
Advance Auto Parts, Inc.	96,994	13,380,322
AutoZone, Inc.(b)	13,147	14,483,918
CarMax, Inc.(b)	176,248	14,677,934
O’Reilly Automotive, Inc.(b)	37,951	14,564,076
		57,106,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Biotechnology–1.77%
AbbVie, Inc.	187,111	$ 12,300,677
Alexion Pharmaceuticals, Inc.(b)	124,851	12,579,987
Amgen, Inc.	83,619	17,444,596
Biogen, Inc.(b)	64,671	14,211,452
Celgene Corp.(b)	152,562	14,768,002
Gilead Sciences, Inc.	221,877	14,098,064
Incyte Corp.(b)	189,470	15,502,435
Regeneron Pharmaceuticals, Inc.(b)	48,236	13,990,852
Vertex Pharmaceuticals, Inc.(b)	86,498	15,571,370
		130,467,435
Brewers–0.19%
Molson Coors Brewing Co., Class B	272,663	14,003,972
Broadcasting–0.55%
CBS Corp., Class B	300,547	12,641,007
Discovery, Inc., Class A(b)(d)	162,459	4,483,868
Discovery, Inc., Class C(b)	372,921	9,707,134
Fox Corp., Class A	286,850	9,514,815
Fox Corp., Class B	132,013	4,330,026
		40,676,850
Building Products–1.00%
A.O. Smith Corp.	323,386	15,043,916
Allegion PLC	138,877	13,369,689
Fortune Brands Home & Security, Inc.	272,612	13,919,569
Johnson Controls International PLC	368,555	15,733,613
Masco Corp.	384,534	15,662,070
		73,728,857
Cable & Satellite–0.60%
Charter Communications, Inc., Class A(b)	37,552	15,380,924
Comcast Corp., Class A	347,998	15,402,391
DISH Network Corp., Class A(b)	392,216	13,162,769
		43,946,084
Casinos & Gaming–0.39%
MGM Resorts International	532,314	14,936,731
Wynn Resorts, Ltd.	127,357	14,028,373
		28,965,104
Commodity Chemicals–0.34%
Dow, Inc.	287,855	12,271,259
LyondellBasell Industries N.V., Class A	170,217	13,171,391
		25,442,650
Communications Equipment–0.95%
Arista Networks, Inc.(b)	62,367	14,133,609
Cisco Systems, Inc.	268,928	12,588,520
F5 Networks, Inc.(b)	107,527	13,841,951
Juniper Networks, Inc.	552,695	12,800,416
Motorola Solutions, Inc.	91,822	16,611,518
		69,976,014
Shares		Value
Computer & Electronics Retail–0.19%
Best Buy Co., Inc.	222,986	$ 14,193,059
Construction & Engineering–0.41%
Jacobs Engineering Group, Inc.	188,043	16,709,501
Quanta Services, Inc.	389,725	13,211,677
		29,921,178
Construction Machinery & Heavy Trucks–0.76%
Caterpillar, Inc.	115,725	13,771,275
Cummins, Inc.	89,855	13,412,656
PACCAR, Inc.	210,279	13,785,891
Wabtec Corp.	216,526	14,985,765
		55,955,587
Construction Materials–0.44%
Martin Marietta Materials, Inc.	65,736	16,681,825
Vulcan Materials Co.	111,046	15,685,247
		32,367,072
Consumer Electronics–0.20%
Garmin Ltd.	184,531	15,052,194
Consumer Finance–0.78%
American Express Co.	120,686	14,526,974
Capital One Financial Corp.	162,568	14,081,640
Discover Financial Services	190,107	15,202,857
Synchrony Financial	433,691	13,899,796
		57,711,267
Copper–0.17%
Freeport-McMoRan, Inc.	1,382,518	12,705,340
Data Processing & Outsourced Services–2.91%
Alliance Data Systems Corp.	105,319	12,948,971
Automatic Data Processing, Inc.	88,943	15,106,079
Broadridge Financial Solutions, Inc.	113,128	14,643,288
Fidelity National Information Services, Inc.	121,282	16,521,034
Fiserv, Inc.(b)	165,065	17,652,051
FleetCor Technologies, Inc.(b)	54,000	16,113,600
Global Payments, Inc.	92,712	15,388,338
Jack Henry & Associates, Inc.	106,840	15,487,527
Mastercard, Inc., Class A	56,607	15,927,512
Paychex, Inc.	169,863	13,877,807
PayPal Holdings, Inc.(b)	126,742	13,821,215
Total System Services, Inc.	115,688	15,527,643
Visa, Inc., Class A	86,783	15,692,102
Western Union Co. (The)	732,892	16,211,571
		214,918,738
Department Stores–0.51%
Kohl’s Corp.	308,222	14,566,572
Macy’s, Inc.	682,922	10,079,929
Nordstrom, Inc.(d)	451,512	13,080,302
		37,726,803
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Distillers & Vintners–0.43%
Brown-Forman Corp., Class B	261,710	$ 15,438,273
Constellation Brands, Inc., Class A	78,472	16,035,753
		31,474,026
Distributors–0.37%
Genuine Parts Co.	143,046	12,915,623
LKQ Corp.(b)	561,121	14,740,649
		27,656,272
Diversified Banks–0.99%
Bank of America Corp.	525,100	14,445,501
Citigroup, Inc.	218,194	14,040,784
JPMorgan Chase & Co.	134,072	14,729,150
U.S. Bancorp	279,814	14,743,399
Wells Fargo & Co.	322,961	15,040,294
		72,999,128
Diversified Chemicals–0.18%
Eastman Chemical Co.	204,241	13,351,234
Diversified Support Services–0.43%
Cintas Corp.	62,290	16,432,102
Copart, Inc.(b)	199,482	15,038,948
		31,471,050
Drug Retail–0.19%
Walgreens Boots Alliance, Inc.	280,080	14,337,295
Electric Utilities–2.91%
Alliant Energy Corp.	294,476	15,445,266
American Electric Power Co., Inc.	162,550	14,816,432
Duke Energy Corp.	167,563	15,539,793
Edison International	247,708	17,901,857
Entergy Corp.	144,294	16,282,135
Evergy, Inc.	242,686	15,774,590
Eversource Energy	190,205	15,241,127
Exelon Corp.	289,838	13,697,744
FirstEnergy Corp.	334,860	15,403,560
NextEra Energy, Inc.	71,142	15,585,789
Pinnacle West Capital Corp.	151,044	14,396,004
PPL Corp.	468,165	13,834,276
Southern Co. (The)	264,579	15,414,372
Xcel Energy, Inc.	245,273	15,751,432
		215,084,377
Electrical Components & Equipment–0.79%
AMETEK, Inc.	173,241	14,886,599
Eaton Corp. PLC	187,875	15,165,270
Emerson Electric Co.	234,567	13,977,847
Rockwell Automation, Inc.	94,063	14,371,886
		58,401,602
Electronic Components–0.36%
Amphenol Corp., Class A	156,137	13,668,233
Shares		Value
Electronic Components–(continued)
Corning, Inc.	476,344	$ 13,266,180
		26,934,413
Electronic Equipment & Instruments–0.42%
FLIR Systems, Inc.	288,024	14,190,942
Keysight Technologies, Inc.(b)	175,638	17,012,297
		31,203,239
Electronic Manufacturing Services–0.39%
IPG Photonics Corp.(b)	111,593	13,807,402
TE Connectivity Ltd.	162,406	14,814,675
		28,622,077
Environmental & Facilities Services–0.59%
Republic Services, Inc.	169,258	15,106,276
Rollins, Inc.	391,071	12,831,040
Waste Management, Inc.	128,502	15,336,714
		43,274,030
Fertilizers & Agricultural Chemicals–0.82%
CF Industries Holdings, Inc.	320,082	15,424,751
Corteva, Inc.	584,510	17,137,833
FMC Corp.	184,254	15,906,648
Mosaic Co. (The)	658,489	12,109,613
		60,578,845
Financial Exchanges & Data–1.77%
Cboe Global Markets, Inc.	136,660	16,284,406
CME Group, Inc.	74,701	16,231,780
Intercontinental Exchange, Inc.	173,363	16,205,973
MarketAxess Holdings, Inc.	45,513	18,096,879
Moody’s Corp.	76,566	16,506,098
MSCI, Inc.	62,446	14,651,705
Nasdaq, Inc.	153,837	15,359,086
S&P Global, Inc.	65,467	17,033,859
		130,369,786
Food Distributors–0.21%
Sysco Corp.	203,789	15,147,636
Food Retail–0.19%
Kroger Co. (The)	606,917	14,371,795
Footwear–0.20%
NIKE, Inc., Class B	176,459	14,910,786
Gas Utilities–0.21%
Atmos Energy Corp.	140,240	15,458,655
General Merchandise Stores–0.66%
Dollar General Corp.	108,509	16,937,170
Dollar Tree, Inc.(b)	133,476	13,551,818
Target Corp.	167,716	17,952,321
		48,441,309
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Gold–0.22%
Newmont Goldcorp Corp.	409,791	$ 16,346,563
Health Care Distributors–0.77%
AmerisourceBergen Corp.	173,119	14,242,500
Cardinal Health, Inc.	333,419	14,380,362
Henry Schein, Inc.(b)	206,562	12,728,350
McKesson Corp.	110,596	15,292,109
		56,643,321
Health Care Equipment–3.39%
Abbott Laboratories	179,078	15,278,935
ABIOMED, Inc.(b)	58,669	11,327,224
Baxter International, Inc.	188,936	16,616,921
Becton, Dickinson and Co.	62,878	15,965,982
Boston Scientific Corp.(b)	364,269	15,565,214
Danaher Corp.	105,448	14,983,106
Edwards Lifesciences Corp.(b)	80,050	17,758,292
Hologic, Inc.(b)	307,771	15,194,654
IDEXX Laboratories, Inc.(b)	54,992	15,933,382
Intuitive Surgical, Inc.(b)	29,652	15,162,254
Medtronic PLC	151,013	16,292,793
ResMed, Inc.	124,682	17,368,203
Stryker Corp.	75,324	16,620,994
Teleflex, Inc.	45,977	16,731,950
Varian Medical Systems, Inc.(b)	112,497	11,916,807
Zimmer Biomet Holdings, Inc.	125,361	17,450,251
		250,166,962
Health Care Facilities–0.42%
HCA Healthcare, Inc.	116,273	13,976,014
Universal Health Services, Inc., Class B	119,948	17,342,082
		31,318,096
Health Care REITs–0.65%
HCP, Inc.	458,399	15,911,029
Ventas, Inc.	220,547	16,185,945
Welltower, Inc.	178,947	16,026,493
		48,123,467
Health Care Services–1.05%
Cigna Corp.	92,946	14,310,896
CVS Health Corp.	271,807	16,558,482
DaVita, Inc.(b)	301,223	16,979,940
Laboratory Corp. of America Holdings(b)	88,489	14,827,217
Quest Diagnostics, Inc.	145,737	14,919,097
		77,595,632
Health Care Supplies–0.49%
Align Technology, Inc.(b)	48,163	8,819,127
Cooper Cos., Inc. (The)	45,570	14,115,307
DENTSPLY SIRONA, Inc.	259,359	13,525,572
		36,460,006
Health Care Technology–0.19%
Cerner Corp.	203,845	14,046,959
Shares		Value
Home Furnishings–0.35%
Leggett & Platt, Inc.	393,790	$ 14,645,050
Mohawk Industries, Inc.(b)	96,682	11,494,523
		26,139,573
Home Improvement Retail–0.45%
Home Depot, Inc. (The)	71,554	16,307,872
Lowe’s Cos., Inc.	147,784	16,581,365
		32,889,237
Homebuilding–0.61%
D.R. Horton, Inc.	320,361	15,848,259
Lennar Corp., Class A	274,954	14,022,654
PulteGroup, Inc.	448,213	15,149,599
		45,020,512
Hotel & Resort REITs–0.17%
Host Hotels & Resorts, Inc.	804,140	12,898,406
Hotels, Resorts & Cruise Lines–0.91%
Carnival Corp.	277,180	12,218,094
Hilton Worldwide Holdings, Inc.	157,608	14,558,251
Marriott International, Inc., Class A	110,141	13,884,375
Norwegian Cruise Line Holdings Ltd.(b)	271,256	13,766,242
Royal Caribbean Cruises Ltd.	118,615	12,369,172
		66,796,134
Household Appliances–0.20%
Whirlpool Corp.	108,517	15,093,630
Household Products–1.03%
Church & Dwight Co., Inc.	190,821	15,223,699
Clorox Co. (The)	93,853	14,843,791
Colgate-Palmolive Co.	200,733	14,884,352
Kimberly-Clark Corp.	106,964	15,093,690
Procter & Gamble Co. (The)	132,408	15,919,414
		75,964,946
Housewares & Specialties–0.23%
Newell Brands, Inc.	1,015,436	16,856,238
Human Resource & Employment Services–0.19%
Robert Half International, Inc.	261,756	13,996,093
Hypermarkets & Super Centers–0.44%
Costco Wholesale Corp.	56,597	16,682,532
Walmart, Inc.	134,994	15,424,414
		32,106,946
Independent Power Producers & Energy Traders–0.39%
AES Corp. (The)	861,545	13,207,485
NRG Energy, Inc.	423,341	15,409,612
		28,617,097
Industrial Conglomerates–0.75%
3M Co.	88,329	14,284,566
General Electric Co.	1,439,278	11,874,043
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Industrial Conglomerates–(continued)
Honeywell International, Inc.	85,201	$ 14,025,789
Roper Technologies, Inc.	40,380	14,809,769
		54,994,167
Industrial Gases–0.39%
Air Products and Chemicals, Inc.	67,154	15,171,432
Linde PLC (United Kingdom)	72,634	13,721,289
		28,892,721
Industrial Machinery–2.10%
Dover Corp.	153,261	14,366,686
Flowserve Corp.	301,964	12,887,824
Fortive Corp.	190,402	13,499,502
IDEX Corp.	87,157	14,355,630
Illinois Tool Works, Inc.	98,783	14,803,620
Ingersoll-Rand PLC	118,092	14,299,760
Parker-Hannifin Corp.	89,663	14,863,436
Pentair PLC	413,358	14,847,819
Snap-on, Inc.	89,729	13,340,908
Stanley Black & Decker, Inc.	104,047	13,823,684
Xylem, Inc.	181,595	13,911,993
		155,000,862
Industrial REITs–0.42%
Duke Realty Corp.	463,741	15,428,663
Prologis, Inc.	184,139	15,397,703
		30,826,366
Insurance Brokers–0.82%
Aon PLC	77,184	15,039,302
Arthur J. Gallagher & Co.	167,888	15,229,121
Marsh & McLennan Cos., Inc.	149,967	14,980,204
Willis Towers Watson PLC	77,358	15,314,563
		60,563,190
Integrated Oil & Gas–0.55%
Chevron Corp.	121,874	14,347,007
Exxon Mobil Corp.	198,033	13,561,300
Occidental Petroleum Corp.	298,596	12,982,954
		40,891,261
Integrated Telecommunication Services–0.42%
AT&T, Inc.	455,140	16,048,237
Verizon Communications, Inc.	252,638	14,693,426
		30,741,663
Interactive Home Entertainment–0.66%
Activision Blizzard, Inc.	322,748	16,331,049
Electronic Arts, Inc.(b)	158,781	14,874,604
Take-Two Interactive Software, Inc.(b)	133,416	17,606,909
		48,812,562
Interactive Media & Services–0.82%
Alphabet, Inc., Class A(b)	6,690	7,964,646
Alphabet, Inc., Class C(b)(e)	6,869	8,161,059
Shares		Value
Interactive Media & Services–(continued)
Facebook, Inc., Class A(b)	81,198	$ 15,076,033
TripAdvisor, Inc.(b)	323,244	12,280,039
Twitter, Inc.(b)	407,297	17,371,217
		60,852,994
Internet & Direct Marketing Retail–0.82%
Amazon.com, Inc.(b)(e)	7,875	13,988,284
Booking Holdings, Inc.(b)	8,292	16,305,471
eBay, Inc.	378,406	15,245,978
Expedia Group, Inc.	116,108	15,105,651
		60,645,384
Internet Services & Infrastructure–0.42%
Akamai Technologies, Inc.(b)	187,277	16,691,999
VeriSign, Inc.(b)	71,752	14,626,645
		31,318,644
Investment Banking & Brokerage–0.97%
Charles Schwab Corp. (The)	359,029	13,740,040
E*TRADE Financial Corp.	324,956	13,563,664
Goldman Sachs Group, Inc. (The)	76,822	15,664,774
Morgan Stanley	343,853	14,266,461
Raymond James Financial, Inc.	178,340	14,001,473
		71,236,412
IT Consulting & Other Services–1.13%
Accenture PLC, Class A	79,600	15,774,332
Cognizant Technology Solutions Corp., Class A	238,867	14,664,045
DXC Technology Co.	284,683	9,457,169
Gartner, Inc.(b)	92,847	12,410,859
International Business Machines Corp.	108,943	14,765,045
Leidos Holdings, Inc.	188,973	16,508,681
		83,580,131
Leisure Products–0.21%
Hasbro, Inc.	137,016	15,136,158
Life & Health Insurance–1.23%
Aflac, Inc.	267,511	13,423,702
Globe Life, Inc.	165,120	14,738,611
Lincoln National Corp.	231,943	12,265,146
MetLife, Inc.	301,655	13,363,317
Principal Financial Group, Inc.	263,348	14,015,381
Prudential Financial, Inc.	148,380	11,883,754
Unum Group	445,501	11,320,180
		91,010,091
Life Sciences Tools & Services–1.34%
Agilent Technologies, Inc.	210,429	14,963,606
Illumina, Inc.(b)	42,801	12,041,633
IQVIA Holdings, Inc.(b)	104,201	16,166,785
Mettler-Toledo International, Inc.(b)	18,612	12,224,176
PerkinElmer, Inc.	158,422	13,101,499
Thermo Fisher Scientific, Inc.	51,615	14,816,602
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Life Sciences Tools & Services–(continued)
Waters Corp.(b)	72,459	$ 15,353,338
		98,667,639
Managed Health Care–0.96%
Anthem, Inc.	51,604	13,495,478
Centene Corp.(b)	274,954	12,818,356
Humana, Inc.	58,466	16,558,156
UnitedHealth Group, Inc.	60,006	14,041,404
WellCare Health Plans, Inc.(b)	51,284	13,884,630
		70,798,024
Metal & Glass Containers–0.25%
Ball Corp.	225,099	18,100,211
Motorcycle Manufacturers–0.18%
Harley-Davidson, Inc.	425,052	13,559,159
Movies & Entertainment–0.54%
Netflix, Inc.(b)	43,339	12,730,831
Viacom, Inc., Class B	500,979	12,514,455
Walt Disney Co. (The)	103,944	14,267,354
		39,512,640
Multi-line Insurance–0.64%
American International Group, Inc.	276,192	14,373,031
Assurant, Inc.	138,746	17,065,758
Hartford Financial Services Group, Inc. (The)	267,949	15,616,068
		47,054,857
Multi-Sector Holdings–0.40%
Berkshire Hathaway, Inc., Class B(b)	71,766	14,597,922
Jefferies Financial Group, Inc.	818,899	15,264,277
		29,862,199
Multi-Utilities–2.04%
Ameren Corp.	191,940	14,808,171
CenterPoint Energy, Inc.	497,089	13,764,394
CMS Energy Corp.	250,617	15,801,402
Consolidated Edison, Inc.	166,295	14,783,625
Dominion Energy, Inc.	192,066	14,910,084
DTE Energy Co.	113,661	14,737,285
NiSource, Inc.	512,133	15,133,530
Public Service Enterprise Group, Inc.	241,531	14,605,380
Sempra Energy	106,879	15,137,273
WEC Energy Group, Inc.	174,638	16,725,081
		150,406,225
Office REITs–0.75%
Alexandria Real Estate Equities, Inc.	97,314	14,581,530
Boston Properties, Inc.	108,903	13,985,323
SL Green Realty Corp.	168,195	13,492,603
Vornado Realty Trust	222,413	13,449,314
		55,508,770
Shares		Value
Oil & Gas Drilling–0.16%
Helmerich & Payne, Inc.	304,210	$ 11,435,254
Oil & Gas Equipment & Services–0.97%
Baker Hughes, a GE Co., Class A	664,732	14,418,037
Halliburton Co.	688,672	12,974,581
National Oilwell Varco, Inc.	736,190	15,040,362
Schlumberger Ltd.	409,791	13,289,522
TechnipFMC PLC (United Kingdom)	647,485	16,083,527
		71,806,029
Oil & Gas Exploration & Production–2.13%
Apache Corp.	535,606	11,553,021
Cabot Oil & Gas Corp.	619,428	10,604,607
Cimarex Energy Co.	269,667	11,536,354
Concho Resources, Inc.	149,693	10,950,043
ConocoPhillips	250,319	13,061,645
Devon Energy Corp.	571,354	12,564,075
Diamondback Energy, Inc.	148,800	14,594,304
EOG Resources, Inc.	172,875	12,825,596
Hess Corp.	257,184	16,189,733
Marathon Oil Corp.	1,134,346	13,430,657
Noble Energy, Inc.	746,265	16,850,664
Pioneer Natural Resources Co.	103,995	12,835,063
		156,995,762
Oil & Gas Refining & Marketing–0.85%
HollyFrontier Corp.	365,354	16,207,104
Marathon Petroleum Corp.	307,001	15,107,519
Phillips 66	172,027	16,967,023
Valero Energy Corp.	191,815	14,439,833
		62,721,479
Oil & Gas Storage & Transportation–0.59%
Kinder Morgan, Inc.	717,185	14,537,340
ONEOK, Inc.	228,417	16,281,564
Williams Cos., Inc. (The)	545,528	12,874,461
		43,693,365
Packaged Foods & Meats–2.46%
Campbell Soup Co.	348,409	15,678,405
Conagra Brands, Inc.	492,764	13,974,787
General Mills, Inc.	275,675	14,831,315
Hershey Co. (The)	106,446	16,869,562
Hormel Foods Corp.	355,389	15,143,125
JM Smucker Co. (The)	119,404	12,556,525
Kellogg Co.	260,000	16,328,000
Kraft Heinz Co. (The)	485,773	12,396,927
Lamb Weston Holdings, Inc.	238,596	16,794,773
McCormick & Co., Inc.	94,021	15,313,200
Mondelez International, Inc., Class A	267,462	14,769,252
Tyson Foods, Inc., Class A	179,755	16,724,405
		181,380,276
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Paper Packaging–1.15%
Amcor PLC	1,347,101	$ 13,228,532
Avery Dennison Corp.	133,380	15,414,727
International Paper Co.	342,493	13,391,476
Packaging Corp. of America	154,467	15,536,291
Sealed Air Corp.	332,215	13,228,801
Westrock Co.	408,427	13,960,035
		84,759,862
Personal Products–0.36%
Coty, Inc., Class A	1,084,228	10,354,377
Estee Lauder Cos., Inc. (The), Class A	83,241	16,480,886
		26,835,263
Pharmaceuticals–2.01%
Allergan PLC	127,017	20,287,155
Bristol-Myers Squibb Co.	309,583	14,881,655
Eli Lilly and Co.	131,768	14,885,831
Johnson & Johnson	105,101	13,490,765
Merck & Co., Inc.	177,866	15,380,073
Mylan N.V.(b)	865,088	16,843,264
Nektar Therapeutics(b)	440,832	7,745,418
Perrigo Co. PLC	340,986	15,951,325
Pfizer, Inc.	344,335	12,241,109
Zoetis, Inc.	132,898	16,800,965
		148,507,560
Property & Casualty Insurance–1.18%
Allstate Corp. (The)	144,153	14,759,826
Chubb Ltd.	97,988	15,313,565
Cincinnati Financial Corp.	142,204	15,996,528
Loews Corp.	275,005	13,219,490
Progressive Corp. (The)	179,646	13,617,167
Travelers Cos., Inc. (The)	98,086	14,414,718
		87,321,294
Publishing–0.23%
News Corp., Class A	934,727	12,852,496
News Corp., Class B	300,244	4,251,455
		17,103,951
Railroads–0.76%
CSX Corp.	190,796	12,787,148
Kansas City Southern	125,940	15,843,252
Norfolk Southern Corp.	75,607	13,159,398
Union Pacific Corp.	88,171	14,280,175
		56,069,973
Real Estate Services–0.21%
CBRE Group, Inc., Class A(b)	297,090	15,528,894
Regional Banks–2.62%
BB&T Corp.	294,123	14,014,961
Citizens Financial Group, Inc.	421,041	14,205,923
Comerica, Inc.	209,710	12,928,622
Fifth Third Bancorp	537,561	14,218,488
Shares		Value
Regional Banks–(continued)
First Republic Bank	152,815	$ 13,710,562
Huntington Bancshares, Inc.	1,102,082	14,602,587
KeyCorp	858,531	14,251,615
M&T Bank Corp.	87,693	12,821,594
People’s United Financial, Inc.	901,090	12,948,663
PNC Financial Services Group, Inc. (The)	108,895	14,039,832
Regions Financial Corp.	1,009,171	14,754,080
SunTrust Banks, Inc.	228,028	14,026,002
SVB Financial Group(b)	67,484	13,133,736
Zions Bancorp. N.A.	328,070	13,480,396
		193,137,061
Reinsurance–0.19%
Everest Re Group, Ltd.	58,648	13,833,890
Research & Consulting Services–0.84%
Equifax, Inc.	111,509	16,322,687
IHS Markit Ltd.(b)	248,209	16,284,992
Nielsen Holdings PLC	638,500	13,255,260
Verisk Analytics, Inc.	100,964	16,309,725
		62,172,664
Residential REITs–1.25%
Apartment Investment & Management Co., Class A	287,968	14,686,368
AvalonBay Communities, Inc.	70,756	15,039,895
Equity Residential	188,139	15,946,662
Essex Property Trust, Inc.	49,211	15,809,526
Mid-America Apartment Communities, Inc.	124,999	15,834,873
UDR, Inc.	317,050	15,275,469
		92,592,793
Restaurants–1.08%
Chipotle Mexican Grill, Inc.(b)	19,881	16,668,628
Darden Restaurants, Inc.	123,025	14,883,565
McDonald’s Corp.	71,721	15,633,026
Starbucks Corp.	174,783	16,877,047
Yum! Brands, Inc.	134,108	15,661,132
		79,723,398
Retail REITs–1.12%
Federal Realty Investment Trust	110,588	14,289,076
Kimco Realty Corp.	786,109	14,448,683
Macerich Co. (The)	426,406	12,165,363
Realty Income Corp.	200,952	14,832,267
Regency Centers Corp.	213,790	13,791,593
Simon Property Group, Inc.	90,373	13,460,155
		82,987,137
Semiconductor Equipment–0.74%
Applied Materials, Inc.	357,113	17,148,566
KLA Corp.	134,218	19,850,842
Lam Research Corp.	83,278	17,530,852
		54,530,260
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Semiconductors–2.84%
Advanced Micro Devices, Inc.(b)	484,973	$ 15,252,401
Analog Devices, Inc.	141,547	15,546,107
Broadcom, Inc.	55,366	15,648,646
Intel Corp.	318,766	15,112,696
Maxim Integrated Products, Inc.	262,690	14,327,113
Microchip Technology, Inc.	176,989	15,279,460
Micron Technology, Inc.(b)	450,820	20,408,621
NVIDIA Corp.	101,795	17,051,681
Qorvo, Inc.(b)	239,410	17,101,056
QUALCOMM, Inc.	214,257	16,662,767
Skyworks Solutions, Inc.	205,066	15,435,318
Texas Instruments, Inc.	137,208	16,979,490
Xilinx, Inc.	139,668	14,533,852
		209,339,208
Soft Drinks–0.61%
Coca-Cola Co. (The)	286,957	15,794,113
Monster Beverage Corp.(b)	240,074	14,085,142
PepsiCo, Inc.	110,929	15,167,322
		45,046,577
Specialized Consumer Services–0.17%
H&R Block, Inc.	513,204	12,429,801
Specialized REITs–1.94%
American Tower Corp.	69,704	16,045,164
Crown Castle International Corp.	110,447	16,033,591
Digital Realty Trust, Inc.	122,943	15,199,443
Equinix, Inc.	28,874	16,062,029
Extra Space Storage, Inc.	136,255	16,612,210
Iron Mountain, Inc.	464,034	14,779,483
Public Storage	60,514	16,020,476
SBA Communications Corp.	65,005	17,059,262
Weyerhaeuser Co.	572,688	15,067,421
		142,879,079
Specialty Chemicals–1.34%
Albemarle Corp.(d)	207,728	12,823,049
Celanese Corp.	141,316	16,020,995
DuPont de Nemours, Inc.	196,107	13,321,549
Ecolab, Inc.	74,036	15,274,367
International Flavors & Fragrances, Inc.	98,956	10,860,421
PPG Industries, Inc.	126,329	13,995,990
Sherwin-Williams Co. (The)	31,085	16,374,024
		98,670,395
Specialty Stores–0.51%
Tiffany & Co.	161,764	13,728,911
Tractor Supply Co.	138,720	14,132,793
Ulta Beauty, Inc.(b)	41,519	9,870,312
		37,732,016
Steel–0.19%
Nucor Corp.	284,793	13,949,161
Shares		Value
Systems Software–0.85%
Fortinet, Inc.(b)	194,476	$ 15,398,609
Microsoft Corp.	111,164	15,325,069
Oracle Corp.	276,347	14,386,625
Symantec Corp.	760,527	17,682,253
		62,792,556
Technology Hardware, Storage & Peripherals–1.46%
Apple, Inc.	76,391	15,945,858
Hewlett Packard Enterprise Co.	1,040,552	14,380,429
HP, Inc.	739,518	13,525,784
NetApp, Inc.	241,452	11,604,183
Seagate Technology PLC	332,666	16,703,160
Western Digital Corp.	405,279	23,210,328
Xerox Holdings Corp.	427,769	12,401,023
		107,770,765
Tobacco–0.36%
Altria Group, Inc.	289,496	12,662,555
Philip Morris International, Inc.	190,722	13,749,149
		26,411,704
Trading Companies & Distributors–0.58%
Fastenal Co.	465,207	14,244,638
United Rentals, Inc.(b)	119,831	13,488,178
W.W. Grainger, Inc.	54,059	14,793,245
		42,526,061
Trucking–0.24%
J.B. Hunt Transport Services, Inc.	162,067	17,509,719
Water Utilities–0.21%
American Water Works Co., Inc.	124,492	15,850,321
Wireless Telecommunication Services–0.20%
T-Mobile US, Inc.(b)	187,833	14,660,366
Total Common Stocks & Other Equity Interests (Cost $4,954,951,735)		7,334,958,834
Money Market Funds–0.55%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)	14,125,767	14,125,767
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)	10,085,799	10,089,834
Invesco Treasury Portfolio, Institutional Class, 1.98%(f)	16,143,734	16,143,734
Total Money Market Funds (Cost $40,359,334)		40,359,335
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $4,995,311,069)		7,375,318,169
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.25%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)(g)	13,977,919	13,977,919
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)(g)	4,657,443	$ 4,659,306
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,637,225)		18,637,225
TOTAL INVESTMENTS IN SECURITIES–100.17% (Cost $5,013,948,294)		7,393,955,394
OTHER ASSETS LESS LIABILITIES—(0.17)%		(12,217,592)
NET ASSETS–100.00%		$7,381,737,802
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of August 31, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.
(d)	All or a portion of this security was out on loan at August 31, 2019.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	364	September-2019	$53,231,360	$670,596	$670,596
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $4,937,777,914)*	$7,323,759,035
Investments in affiliates, at value (Cost $76,170,380)	70,196,359
Cash	126,408
Receivable for:
Fund shares sold	3,789,124
Dividends	14,135,947
Investment for trustee deferred compensation and retirement plans	180,758
Other assets	72,765
Total assets	7,412,260,396
Liabilities:
Other investments:
Variation margin payable - futures contracts	35,418
Payable for:
Fund shares reacquired	7,225,252
Collateral upon return of securities loaned	18,637,225
Accrued fees to affiliates	3,582,338
Accrued trustees’ and officers’ fees and benefits	12,615
Accrued other operating expenses	765,181
Trustee deferred compensation and retirement plans	264,565
Total liabilities	30,522,594
Net assets applicable to shares outstanding	$7,381,737,802
Net assets consist of:
Shares of beneficial interest	$4,835,429,322
Distributable earnings	2,546,308,480
$7,381,737,802
Net Assets:
Class A	$ 2,235,826,799
Class C	$1,083,024,085
Class R	$ 135,224,757
Class Y	$ 2,902,956,448
Class R6	$1,024,705,713
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	37,254,480
Class C	18,939,701
Class R	2,267,883
Class Y	47,846,314
Class R6	16,860,410
Class A:
Net asset value per share	$ 60.01
Maximum offering price per share (Net asset value of $60.01 ÷ 94.50%)	$ 63.50
Class C:
Net asset value and offering price per share	$ 57.18
Class R:
Net asset value and offering price per share	$ 59.63
Class Y:
Net asset value and offering price per share	$ 60.67
Class R6:
Net asset value and offering price per share	$ 60.78

*	At August 31, 2019, securities with an aggregate value of $18,213,793 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Equally-Weighted S&P 500 Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends	$ 153,630,044
Dividends from affiliates (includes securities lending income of $212,124)	2,198,248
Total investment income	155,828,292
Expenses:
Advisory fees	7,914,449
Administrative services fees	934,834
Custodian fees	80,938
Distribution fees:
Class A	5,476,261
Class C	11,236,454
Class R	674,511
Transfer agent fees — A, C, R and Y	7,931,418
Transfer agent fees — R6	60,772
Trustees’ and officers’ fees and benefits	130,754
Registration and filing fees	198,623
Licensing fees	1,502,888
Reports to shareholders	366,687
Professional services fees	121,210
Other	123,499
Total expenses	36,753,298
Less: Fees waived and/or expense offset arrangement(s)	(63,761)
Net expenses	36,689,537
Net investment income	119,138,755
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	263,383,032
Futures contracts	(4,642,550)
258,740,482
Change in net unrealized appreciation (depreciation) of:
Investment securities	(420,241,384)
Futures contracts	(16,845)
(420,258,229)
Net realized and unrealized gain (loss)	(161,517,747)
Net increase (decrease) in net assets resulting from operations	$ (42,378,992)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 119,138,755	$ 101,774,209
Net realized gain	258,740,482	295,114,640
Change in net unrealized appreciation (depreciation)	(420,258,229)	808,580,285
Net increase (decrease) in net assets resulting from operations	(42,378,992)	1,205,469,134
Distributions to shareholders from distributable earnings(1):
Class A	(126,201,339)	(60,472,409)
Class B	—	(51,520)
Class C	(63,410,741)	(26,444,242)
Class R	(7,423,559)	(3,426,997)
Class Y	(183,732,668)	(100,099,097)
Class R6	(64,278,995)	(30,682,341)
Total distributions from distributable earnings	(445,047,302)	(221,176,606)
Share transactions–net:
Class A	71,350,980	(85,392,367)
Class B	—	(3,301,772)
Class C	(87,475,018)	(21,468,146)
Class R	5,784,706	(12,092,846)
Class Y	(330,937,131)	(295,793,726)
Class R6	81,917,743	70,474,012
Net increase (decrease) in net assets resulting from share transactions	(259,358,720)	(347,574,845)
Net increase (decrease) in net assets	(746,785,014)	636,717,683
Net assets:
Beginning of year	8,128,522,816	7,491,805,133
End of year	$7,381,737,802	$8,128,522,816

(1)	For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended August 31, 2018, distributions from net investment income were $29,659,224, $16,753, $9,106,520, $1,527,437, $53,078,211 and $16,786,276 and distributions from net realized gains were $30,813,185, $34,767, $17,337,722, $1,899,560, $47,020,886 and $13,896,065 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Equally-Weighted S&P 500 Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$64.04	$0.92	$(1.38)	$(0.46)	$(0.82)	$ (2.75)	$(3.57)	$60.01	(0.09)%	$2,235,827	0.52% (d)	0.52% (d)	1.55% (d)	22%
Year ended 08/31/18	56.49	0.75	8.45	9.20	(0.81)	(0.84)	(1.65)	64.04	16.52	2,293,892	0.53	0.53	1.23	20
Year ended 08/31/17	50.91	0.74	5.54	6.28	(0.54)	(0.16)	(0.70)	56.49	12.41	2,103,146	0.53	0.53	1.37	24
Year ended 08/31/16	46.87	0.75	4.57	5.32	(0.66)	(0.62)	(1.28)	50.91	11.69	1,957,456	0.54	0.54	1.58	29
Year ended 08/31/15	48.54	0.67	(1.18)	(0.51)	(0.49)	(0.67)	(1.16)	46.87	(1.07)	1,789,491	0.54	0.54	1.36	21
Class C
Year ended 08/31/19	61.18	0.46	(1.31)	(0.85)	(0.40)	(2.75)	(3.15)	57.18	(0.83)	1,083,024	1.27 (d)	1.27 (d)	0.80 (d)	22
Year ended 08/31/18	54.05	0.32	8.09	8.41	(0.44)	(0.84)	(1.28)	61.18	15.75 (e)	1,252,161	1.21 (e)	1.21 (e)	0.55 (e)	20
Year ended 08/31/17	48.82	0.32	5.30	5.62	(0.23)	(0.16)	(0.39)	54.05	11.56	1,126,361	1.28	1.28	0.62	24
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90 (e)	941,775	1.23 (e)	1.23 (e)	0.89 (e)	29
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29	1.29	0.61	21
Class R
Year ended 08/31/19	63.64	0.77	(1.36)	(0.59)	(0.67)	(2.75)	(3.42)	59.63	(0.33)	135,225	0.77 (d)	0.77 (d)	1.30 (d)	22
Year ended 08/31/18	56.15	0.59	8.42	9.01	(0.68)	(0.84)	(1.52)	63.64	16.25	137,036	0.78	0.78	0.98	20
Year ended 08/31/17	50.63	0.60	5.50	6.10	(0.42)	(0.16)	(0.58)	56.15	12.13	132,316	0.78	0.78	1.12	24
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38	111,116	0.79	0.79	1.33	29
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79	0.79	1.11	21
Class Y
Year ended 08/31/19	64.71	1.08	(1.40)	(0.32)	(0.97)	(2.75)	(3.72)	60.67	0.18	2,902,956	0.27 (d)	0.27 (d)	1.80 (d)	22
Year ended 08/31/18	57.06	0.91	8.53	9.44	(0.95)	(0.84)	(1.79)	64.71	16.80	3,444,820	0.28	0.28	1.48	20
Year ended 08/31/17	51.40	0.88	5.59	6.47	(0.65)	(0.16)	(0.81)	57.06	12.69	3,318,343	0.28	0.28	1.62	24
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97	2,116,654	0.29	0.29	1.83	29
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29	0.29	1.61	21
Class R6
Year ended 08/31/19	64.83	1.15	(1.40)	(0.25)	(1.05)	(2.75)	(3.80)	60.78	0.29	1,024,706	0.16 (d)	0.16 (d)	1.91 (d)	22
Year ended 08/31/18	57.15	0.98	8.56	9.54	(1.02)	(0.84)	(1.86)	64.83	16.96	1,000,614	0.16	0.16	1.60	20
Year ended 08/31/17	51.47	0.95	5.60	6.55	(0.71)	(0.16)	(0.87)	57.15	12.84	808,668	0.16	0.16	1.74	24
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08	681,025	0.16	0.16	1.96	29
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16	0.16	1.74	21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,207,925, $1,125,988, $134,902, $3,019,550 and $1,026,084 for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% and 0.94% for the years ended August 31, 2018 and 2016, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
23	Invesco Equally-Weighted S&P 500 Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in
24	Invesco Equally-Weighted S&P 500 Fund

connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.11%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $51,302.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the
25	Invesco Equally-Weighted S&P 500 Fund

agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $547,994 in front-end sales commissions from the sale of Class A shares and $16,264 and $86,371 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,334,958,834	$—	$—	$7,334,958,834
Money Market Funds	58,996,560	—	—	58,996,560
Total Investments in Securities	7,393,955,394	—	—	7,393,955,394
Other Investments - Assets*
Futures Contracts	670,596	—	—	670,596
Total Investments	$ 7,394,625,990	$—	$—	$ 7,394,625,990

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
26	Invesco Equally-Weighted S&P 500 Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 670,596
Derivatives not subject to master netting agreements	(670,596)
Total Derivative Assets subject to master netting agreements	$ -

(a)	Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(4,642,550)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(16,845)
Total	$(4,659,395)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$59,557,103
NOTE 5—Investments in Affiliates
The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2019.
	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/19	Dividend Income
Invesco Ltd.	$13,432,569	$5,544,659	$(2,512,618)	$(3,544,765)	$(1,720,046)	$11,199,799	$907,851
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,459.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
27	Invesco Equally-Weighted S&P 500 Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$ 160,036,754	$184,421,358
Long-term capital gain	285,010,548	36,755,248
Total distributions	$445,047,302	$ 221,176,606

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 90,317,940
Undistributed long-term capital gain	172,280,396
Net unrealized appreciation — investments	2,283,944,281
Temporary book/tax differences	(234,137)
Shares of beneficial interest	4,835,429,322
Total net assets	$7,381,737,802
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $1,667,052,128 and $2,166,259,784, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 2,604,814,274
Aggregate unrealized (depreciation) of investments	(320,869,993)
Net unrealized appreciation of investments	$2,283,944,281
Cost of investments for tax purposes is $5,110,681,709.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of real estate investment trusts, on August 31, 2019, undistributed net investment income was increased by $40,155 and undistributed net realized gain was decreased by $40,155. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	6,431,372	$ 379,100,243	5,770,756	$ 348,451,748
Class B(b)	-	-	680	39,286
Class C	3,089,072	172,589,506	3,167,491	183,252,922
Class R	725,805	42,459,696	691,345	41,539,901
Class Y	13,001,038	769,734,746	13,675,120	832,580,158
Class R6	4,453,071	270,465,358	5,330,475	319,399,367
28	Invesco Equally-Weighted S&P 500 Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	2,146,740	$ 115,601,820	935,175	$ 55,568,115
Class B(b)	-	-	826	48,839
Class C	1,121,642	57,865,538	424,100	24,199,130
Class R	138,220	7,408,583	57,829	3,421,169
Class Y	2,749,406	149,430,198	1,357,075	81,343,086
Class R6	1,163,347	63,274,464	505,764	30,345,827
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	41,105	2,597,848
Class B	-	-	(41,102)	(2,597,848)
Automatic conversion of Class C shares to Class A shares:
Class A	1,518,737	85,282,138	-	-
Class C	(1,587,017)	(85,282,138)	-	-
Reacquired:
Class A	(8,662,062)	(508,633,221)	(8,160,022)	(492,010,078)
Class B(b)	-	-	(13,501)	(792,049)
Class C	(4,151,241)	(232,647,924)	(3,964,268)	(228,920,198)
Class R	(749,556)	(44,083,573)	(952,042)	(57,053,916)
Class Y	(21,134,800)	(1,250,102,075)	(19,961,043)	(1,209,716,970)
Class R6	(4,190,828)	(251,822,079)	(4,551,974)	(279,271,182)
Net increase (decrease) in share activity	(3,937,054)	$ (259,358,720)	(5,686,211)	$ (347,574,845)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
29	Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
30	Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,020.20	$2.65	$1,022.58	$2.65	0.52%
Class C	1,000.00	1,016.40	6.45	1,018.80	6.46	1.27
Class R	1,000.00	1,019.10	3.92	1,021.32	3.92	0.77
Class Y	1,000.00	1,021.60	1.38	1,023.84	1.38	0.27
Class R6	1,000.00	1,022.40	0.82	1,024.40	0.82	0.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
31	Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods, and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Trustees also reviewed more recent

32                         Invesco  Equally-Weighted S&P 500 Fund

Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33                         Invesco  Equally-Weighted S&P 500 Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$285,010,548
Qualified Dividend Income*	76.06%
Corporate Dividends Received Deduction*	72.15%
Qualified Business Income (199A)	1.91%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
34	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Equally-Weighted S&P 500 Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Equity and Income Fund
Nasdaq:
A: ACEIX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ R5: ACEKX ■ R6: IEIFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
7	Long-Term Fund Performance
9	Supplemental Information
12	Schedule of Investments
22	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Fund Expenses
36	Approval of Investment Advisory and Sub-Advisory Contracts
38	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Dear Shareholders:
Andrew Schlossberg
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Equity and Income Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–0.96%
Class C Shares	–1.75
Class R Shares	–1.30
Class Y Shares	–0.81
Class R5 Shares	–0.75
Class R6 Shares	–0.56
Russell 1000 Value Index▼ (Broad Market Index)	0.62
Bloomberg Barclays U.S. Government/Credit Index■ (Style-Specific Index)	11.42
Lipper Mixed-Asset Target Allocation Growth Funds Index♦ (Peer Group Index)	2.07
Source(s): ▼RIMES Technologies Corp.; ■ FactSet Research Systems Inc.; ♦ Lipper Inc.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central
Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
During the fiscal year, cyclical sectors in the Fund underperformed the Russell 1000 Value Index, with the energy and materials sectors posting double-digit losses. Conversely, the utilities, consumer staples, communication services and real estate sectors posted double-digit gains.
Stock selection in and overweight exposure to the energy sector was the primary detractor from the Fund’s performance versus the Russell 1000 Value Index for the fiscal year. Crude oil prices were volatile during the fiscal year, reaching multiyear highs in October, declining sharply by the end of December, somewhat recovering again in early 2019 and falling again during the summer. Energy stocks mirrored this volatility and a number of the Fund’s largest detractors were in this sector, including
Portfolio Composition
By security type, based on Net Assets
as of August 31, 2019
Common Stocks & Other Equity Interests	59.56%
U.S. Dollar Denominated Bonds & Notes	21.08
U.S. Treasury Securities	11.74
Security Types Each Less Than 1% of Portfolio	0.76
Money Market Funds Plus Other Assets Less Liabilities	6.86
Top 10 Equity Holdings*
% of total net assets
1.	American International Group, Inc.	2.09%
2.	Johnson & Johnson	2.01
3.	Bank of America Corp.	1.95
4.	Philip Morris International, Inc.	1.77
5.	General Motors Co.	1.75
6.	Citigroup, Inc.	1.70
7.	Mondelez International, Inc., Class A	1.65
8.	Morgan Stanley	1.59
9.	General Dynamics Corp.	1.53
10.	Charter Communications, Inc., Class A	1.51
Total Net Assets	$13.1 billion
Total Number of Holdings	365

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Equity and Income Fund

Devon Energy, Schlumberger and Marathon Oil. Another key individual detractor from the Fund’s performance relative to the Russell 1000 Value Index was Occidental Petroleum. The company engaged in a bidding war with Chevron to acquire Anadarko Petroleum. Although the company’s bid succeeded, many investors believed it overpaid for the acquisition. We sold our equity holdings in Schlumberger and Occidental Petroleum during the fiscal year.
Security selection in the consumer discretionary sector also detracted from the Fund’s performance versus the Russell 1000 Value Index during the fiscal year. Capri Holdings and Carnival were top detractors within the sector. Capri Holdings is a global luxury fashion company and owner of the Michael Kors brand, which suffered from declining sales during the fiscal year. Capri Holdings reduced its outlook for the Michael Kors brand in 2020. However, the company’s Jimmy Choo and Versace brands have shown improvement, causing Capri Holding to focus more on accessories, which we believe should help boost its profit margins. Shares of the cruise line operator Carnival declined in June after the company reported a profit decline and a weaker outlook for the remainder of 2019.
During the fiscal year, financial holdings were negatively impacted by the flattening yield curve and subsequent concerns over a possible recession due to a slowing economy. Within the financials sector, State Street, Wells Fargo, Citigroup and Bank of America were key detractors from the Fund’s performance versus the Russell 1000 Value Index. Much of the sector’s underperformance occurred in the fourth quarter of 2018, and many stocks recovered in early 2019. As a result, we sold our position in State Street and trimmed a number of our other large positions before the close of the fiscal year, taking profits into strength. The Fund remained overweight within the financials sector, but exposure was reduced compared to the last fiscal year-end.
The Fund’s material underweight exposure to the utilities and real estate sectors also detracted from its performance relative to the Russell 1000 Value Index for the fiscal year. The Fund maintained underweight exposure to these sectors, as we believe valuations and fundamentals are unattractive.
During the fiscal year, stock selection in and an underweight allocation to the industrials sector was the largest con-
tributor to the Fund’s performance versus the Russell 1000 Value Index. Within the sector, Ingersoll Rand and Johnson Controls were key contributors. Both companies benefited from a strong demand for heating, ventilating and air conditioning (HVAC) products in both the residential and industrial segments. The Fund’s lack of exposure to General Electric was also a large contributor to the Fund’s relative performance, as the stock performed poorly for the fiscal year.
Stock selection in the health care sector contributed to the Fund’s performance versus the Russell 1000 Value Index for the fiscal year. Pharmaceutical holdings Novartis and Merck were significant contributors to relative results. Merck’s shares rose during the fiscal year, reaching a near all-time high as strong sales and profit growth boosted the stock. Based on this strong performance, we sold our position in Merck during the fiscal year.
The Fund uses high grade bonds as a source of income and to dampen return volatility. This contributed to the Fund’s performance relative to the Russell 1000 Value Index for the fiscal year. Bonds fared well compared to most equities during the fiscal year, as yields fell in the US, while bond prices rose. The bond portion of the Fund’s portfolio posted strong returns, outperforming the Russell 1000 Value Index. Conversely, the Fund’s allocation to convertible securities underperformed the Russell 1000 Value Index, detracting from the Fund’s relative returns.
The Fund used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund during the fiscal year. These derivatives were not for speculative purposes or leverage, and these positions had a positive impact on the Fund’s relative performance for the fiscal year.
During the fiscal year, we reduced the Fund’s exposure to the financials and energy sectors, and increased the Fund’s exposure to the consumer staples, communication services and consumer discretionary sectors. At the end of the fiscal year, the Fund’s largest overweight exposures relative to the Russell 1000 Value Index were to the information technology, health care and consumer discretionary sectors, while the largest underweight exposures were to the real estate and utilities sectors.
As always, we thank you for your investment in Invesco Equity and Income
Fund and for sharing our long-term investment horizon.
1	Source: Bloomberg
2	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.
Brian Jurkash
Portfolio Manager, is co-lead manager of Invesco Equity and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.
Matthew Titus
Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Equity and Income Fund. He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.
Chuck Burge
Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.
5	Invesco Equity and Income Fund

Sergio Marcheli
Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.
6	Invesco Equity and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
7	Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (8/3/60)	9.88%
10 Years	8.14
5 Years	3.70
1 Year	–6.44
Class C Shares
Inception (7/6/93)	8.70%
10 Years	7.94
5 Years	4.09
1 Year	–2.66
Class R Shares
Inception (10/1/02)	7.50%
10 Years	8.46
5 Years	4.59
1 Year	–1.30
Class Y Shares
Inception (12/22/04)	6.72%
10 Years	9.02
5 Years	5.12
1 Year	–0.81
Class R5 Shares
10 Years	9.07%
5 Years	5.19
1 Year	–0.75
Class R6 Shares
10 Years	9.05%
5 Years	5.29
1 Year	–0.56
Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/3/60)	9.94%
10 Years	9.47
5 Years	4.33
1 Year	–2.25
Class C Shares
Inception (7/6/93)	8.81%
10 Years	9.27
5 Years	4.72
1 Year	1.70
Class R Shares
Inception (10/1/02)	7.66%
10 Years	9.81
5 Years	5.25
1 Year	3.21
Class Y Shares
Inception (12/22/04)	6.90%
10 Years	10.36
5 Years	5.78
1 Year	3.74
Class R5 Shares
10 Years	10.42%
5 Years	5.83
1 Year	3.80
Class R6 Shares
10 Years	10.38%
5 Years	5.93
1 Year	3.90
shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.78%, 1.52%, 1.03%, 0.53%, 0.48% and 0.39%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,
Class R, Class Y, Class R5 and Class R6 shares was 0.79%, 1.53%, 1.04%, 0.54%, 0.49% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
8	Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
9	Invesco Equity and Income Fund

price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
■	Warrants risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns
10	Invesco Equity and Income Fund

based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
11	Invesco Equity and Income Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–59.56%
Aerospace & Defense–1.53%
General Dynamics Corp.	1,053,406	$ 201,484,966
Apparel, Accessories & Luxury Goods–0.85%
Capri Holdings Ltd.(b)	4,238,559	111,813,186
Automobile Manufacturers–1.75%
General Motors Co.	6,189,439	229,566,292
Biotechnology–0.59%
Celgene Corp.(b)	797,327	77,181,254
Broadcasting–0.41%
CBS Corp., Class B	1,291,394	54,316,032
Building Products–1.15%
Johnson Controls International PLC	3,539,986	151,122,002
Cable & Satellite–2.29%
Charter Communications, Inc., Class A(b)	485,322	198,783,038
Comcast Corp., Class A	2,309,825	102,232,854
		301,015,892
Commodity Chemicals–0.49%
Dow, Inc.	1,507,663	64,271,674
Communications Equipment–0.90%
Cisco Systems, Inc.	2,523,227	118,112,256
Diversified Banks–5.61%
Bank of America Corp.	9,319,617	256,382,664
Citigroup, Inc.	3,471,304	223,378,412
JPMorgan Chase & Co.	1,158,902	127,316,974
Wells Fargo & Co.	2,774,412	129,204,367
		736,282,417
Electric Utilities–1.09%
Duke Energy Corp.	525,920	48,773,821
Exelon Corp.	650,562	30,745,560
FirstEnergy Corp.	1,375,276	63,262,696
		142,782,077
Fertilizers & Agricultural Chemicals–1.18%
Corteva, Inc.	2,754,848	80,772,143
Nutrien Ltd. (Canada)	1,473,415	74,201,180
		154,973,323
Food Distributors–1.04%
US Foods Holding Corp.(b)	3,375,377	136,534,000
Health Care Distributors–0.96%
McKesson Corp.	912,227	126,133,627
Shares		Value
Health Care Equipment–1.87%
Medtronic PLC	974,494	$ 105,138,158
Zimmer Biomet Holdings, Inc.	1,007,758	140,279,913
		245,418,071
Health Care Services–1.02%
CVS Health Corp.	2,207,449	134,477,793
Health Care Supplies–0.41%
Alcon, Inc. (Switzerland)(b)	890,140	54,271,335
Home Improvement Retail–0.44%
Kingfisher PLC (United Kingdom)	24,313,803	57,586,514
Hotels, Resorts & Cruise Lines–1.15%
Carnival Corp.	3,409,809	150,304,381
Industrial Machinery–0.90%
Ingersoll-Rand PLC	972,098	117,711,347
Insurance Brokers–1.12%
Willis Towers Watson PLC	745,673	147,620,884
Integrated Oil & Gas–3.16%
BP PLC (United Kingdom)	22,161,425	135,128,393
Chevron Corp.	1,005,474	118,364,399
Royal Dutch Shell PLC, Class A (United Kingdom)	5,835,572	161,704,731
		415,197,523
Internet & Direct Marketing Retail–0.92%
eBay, Inc.	2,991,852	120,541,717
Investment Banking & Brokerage–2.65%
Goldman Sachs Group, Inc. (The)	682,187	139,104,751
Morgan Stanley	5,027,934	208,608,982
		347,713,733
IT Consulting & Other Services–0.71%
Cognizant Technology Solutions Corp., Class A	1,516,218	93,080,623
Managed Health Care–0.66%
Anthem, Inc.	328,839	85,997,975
Multi-line Insurance–2.09%
American International Group, Inc.	5,270,170	274,259,647
Oil & Gas Equipment & Services–0.93%
TechnipFMC PLC (United Kingdom)	4,936,357	122,619,108
Oil & Gas Exploration & Production–2.17%
Canadian Natural Resources Ltd. (Canada)	2,966,830	70,883,928
Devon Energy Corp.	5,303,818	116,630,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Equity and Income Fund

Shares		Value
Oil & Gas Exploration & Production–(continued)
Marathon Oil Corp.	8,229,859	$ 97,441,531
		284,956,417
Other Diversified Financial Services–1.16%
AXA Equitable Holdings, Inc.	3,011,478	62,548,398
Voya Financial, Inc.	1,832,299	90,368,987
		152,917,385
Packaged Foods & Meats–2.12%
Kellogg Co.	983,552	61,767,065
Mondelez International, Inc., Class A	3,925,594	216,771,301
		278,538,366
Pharmaceuticals–4.86%
Bristol-Myers Squibb Co.	2,360,381	113,463,515
Johnson & Johnson	2,059,368	264,340,476
Novartis AG (Switzerland)	868,655	78,221,733
Pfizer, Inc.	2,335,758	83,036,197
Sanofi (France)	1,157,691	99,472,296
		638,534,217
Railroads–0.91%
CSX Corp.	1,779,072	119,233,405
Regional Banks–2.74%
Citizens Financial Group, Inc.	5,131,783	173,146,358
PNC Financial Services Group, Inc. (The)	1,447,198	186,587,238
		359,733,596
Semiconductors–2.32%
Intel Corp.	2,899,070	137,444,909
NXP Semiconductors N.V. (Netherlands)	526,952	53,822,877
QUALCOMM, Inc.	1,461,767	113,681,620
		304,949,406
Specialty Chemicals–0.58%
DuPont de Nemours, Inc.	1,112,409	75,565,943
Systems Software–1.51%
Oracle Corp.	3,806,469	198,164,776
Technology Hardware, Storage & Peripherals–0.91%
Apple, Inc.	573,528	119,718,235
Tobacco–1.77%
Philip Morris International, Inc.	3,226,871	232,625,130
Wireless Telecommunication Services–0.64%
Vodafone Group PLC (United Kingdom)	44,809,265	84,617,326
Total Common Stocks & Other Equity Interests (Cost $6,511,643,367)		7,821,943,851
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–21.08%
Aerospace & Defense–0.12%
BAE Systems Holdings, Inc. (United Kingdom), 2.85%, 12/15/2020(c)	$ 3,091,000	$ 3,110,534
General Dynamics Corp., 2.88%, 05/11/2020	4,561,000	4,589,028
Precision Castparts Corp., 2.50%, 01/15/2023	4,150,000	4,235,605
United Technologies Corp., 4.45%, 11/16/2038	3,239,000	3,941,229
		15,876,396
Agricultural & Farm Machinery–0.11%
Deere & Co., 2.60%, 06/08/2022	14,645,000	14,924,905
Agricultural Products–0.04%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	5,237,400
Air Freight & Logistics–0.14%
FedEx Corp.,
4.90%, 01/15/2034	4,310,000	5,119,778
5.10%, 01/15/2044	8,875,000	10,379,380
United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	2,730,481
		18,229,639
Airlines–0.15%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	3,398,681	3,594,105
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, 4.75%, 01/12/2021	2,052,941	2,114,377
Series 2012-1, Class A, 4.15%, 04/11/2024	4,051,954	4,301,150
United Airlines Pass Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	4,371,866	4,646,857
Series 2018-1, Class AA, 3.50%, 03/01/2030	5,193,981	5,510,189
		20,166,678
Alternative Carriers–0.21%
GCI Liberty, Inc., 1.75%, 10/05/2023(c)(d)	22,928,000	27,957,830
Application Software–0.66%
Nuance Communications, Inc.,
1.00%, 12/15/2022(d)	29,489,000	28,351,492
1.25%, 04/01/2025	16,761,000	16,926,006
RealPage, Inc., 1.50%, 11/15/2022	6,658,000	10,677,921
Workday, Inc., 0.25%, 10/01/2022	22,666,000	30,715,965
		86,671,384
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Equity and Income Fund

Principal Amount		Value
Asset Management & Custody Banks–0.15%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(c)	$ 4,260,000	$ 4,534,434
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(c)	3,975,000	4,956,825
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	4,515,000	4,797,745
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(c)	1,033,000	1,076,840
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)	3,217,000	3,834,712
		19,200,556
Automobile Manufacturers–0.19%
Ford Motor Credit Co. LLC,
3.10%, 05/04/2023	2,847,000	2,823,617
3.81%, 01/09/2024	4,473,000	4,514,073
4.13%, 08/04/2025	7,006,000	7,063,793
General Motors Co., 6.60%, 04/01/2036	4,317,000	5,020,005
General Motors Financial Co., Inc., 5.25%, 03/01/2026	5,467,000	5,978,797
		25,400,285
Automotive Retail–0.05%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	6,415,000	6,912,443
Biotechnology–0.88%
AbbVie, Inc., 4.50%, 05/14/2035	7,233,000	7,860,189
BioMarin Pharmaceutical, Inc., 1.50%, 10/15/2020	23,901,000	25,514,317
Celgene Corp.,
4.00%, 08/15/2023	4,735,000	5,063,419
4.63%, 05/15/2044	13,875,000	16,973,290
Gilead Sciences, Inc.,
2.55%, 09/01/2020	17,923,000	18,022,291
4.40%, 12/01/2021	4,988,000	5,233,205
Medicines Co. (The), 2.75%, 07/15/2023	9,593,000	10,490,870
Neurocrine Biosciences, Inc., 2.25%, 05/15/2024	17,930,000	26,468,430
		115,626,011
Brewers–0.32%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	10,870,000	12,672,831
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.90%, 02/01/2046	12,141,000	14,529,015
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)	9,734,000	10,491,657
Principal Amount		Value
Brewers–(continued)
Molson Coors Brewing Co., 4.20%, 07/15/2046	$ 4,057,000	$ 4,136,675
		41,830,178
Broadcasting–0.67%
Liberty Media Corp.,
2.25%, 10/05/2021(d)	14,987,000	8,277,850
1.38%, 10/15/2023	61,171,000	72,377,527
Liberty Formula One, 1.00%, 01/30/2023	5,397,000	6,768,535
		87,423,912
Cable & Satellite–0.92%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	10,845,000	11,462,822
Comcast Corp.,
4.15%, 10/15/2028	9,915,000	11,258,439
6.45%, 03/15/2037	2,465,000	3,539,374
3.90%, 03/01/2038	8,010,000	8,995,647
4.60%, 10/15/2038	4,030,000	4,886,007
DISH Network Corp., 3.38%, 08/15/2026	47,161,000	43,517,950
Liberty Latin America Ltd. (Chile), 2.00%, 07/15/2024(c)	26,445,000	25,987,502
NBCUniversal Media LLC,
5.15%, 04/30/2020	3,320,000	3,384,555
5.95%, 04/01/2041	3,365,000	4,689,829
Sky Ltd. (United Kingdom), 2.63%, 09/16/2019(c)	3,050,000	3,050,229
		120,772,354
Commodity Chemicals–0.07%
LYB Finance Co., B.V. (Netherlands), 8.10%, 03/15/2027(c)	7,384,000	9,494,733
Communications Equipment–0.39%
Finisar Corp., 0.50%, 12/15/2021(d)	10,562,000	10,267,185
Viavi Solutions, Inc.,
1.75%, 06/01/2023	14,372,000	17,266,321
1.00%, 03/01/2024	19,034,000	23,257,040
		50,790,546
Consumer Finance–0.20%
American Express Co., 3.63%, 12/05/2024	3,423,000	3,644,189
Capital One Financial Corp., 3.20%, 01/30/2023	10,060,000	10,372,139
Discover Bank, 3.35%, 02/06/2023	5,380,000	5,570,951
Synchrony Financial, 3.95%, 12/01/2027	5,795,000	6,012,935
		25,600,214
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Equity and Income Fund

Principal Amount		Value
Data Processing & Outsourced Services–0.10%
Euronet Worldwide, Inc., 0.75%, 03/15/2025(c)(d)	$ 6,048,000	$ 7,172,665
Fiserv, Inc., 3.80%, 10/01/2023	5,200,000	5,515,534
		12,688,199
Diversified Banks–1.91%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(c)	3,545,000	3,609,836
Australia & New Zealand Banking Group Ltd. (Australia),
2.70%, 11/16/2020	30,315,000	30,582,783
2.30%, 06/01/2021	7,448,000	7,492,055
Bank of America Corp., 3.25%, 10/21/2027	5,705,000	6,025,847
Bank of Montreal (Canada), 2.10%, 12/12/2019	26,340,000	26,336,361
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)	6,875,000	7,201,631
Citigroup, Inc.,
3.67%, (3 mo. USD LIBOR + 1.39%), 07/24/2028(e)	5,405,000	5,799,312
6.68%, 09/13/2043	8,000,000	11,876,214
5.30%, 05/06/2044	2,765,000	3,535,304
4.75%, 05/18/2046	4,145,000	5,029,601
Commonwealth Bank of Australia (Australia), 2.25%, 03/10/2020(c)	10,540,000	10,553,772
JPMorgan Chase & Co.,
Series V, 5.00% (3 mo. USD LIBOR + 3.32%)(f)	6,410,000	6,405,193
3.20%, 06/15/2026	4,365,000	4,578,729
3.51%, (3 mo. USD LIBOR + 0.95%), 01/23/2029(e)	11,170,000	11,970,590
4.26%, (3 mo. USD LIBOR + 1.58%), 02/22/2048(e)	5,355,000	6,518,118
3.90%, (3 mo. USD LIBOR + 1.22%), 01/23/2049(e)	11,170,000	12,862,014
Mizuho Bank, Ltd. (Japan), 2.65%, 09/25/2019(c)	7,110,000	7,111,280
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(c)	545,000	587,245
National Australia Bank Ltd. (Australia), 1.88%, 07/12/2021	9,725,000	9,719,224
SMBC Aviation Capital Finance DAC (Ireland), 2.65%, 07/15/2021(c)	3,225,000	3,239,830
Societe Generale S.A. (France),
2.63%, 09/16/2020(c)	8,565,000	8,608,042
5.00%, 01/17/2024(c)	7,365,000	7,934,041
Standard Chartered PLC (United Kingdom), 3.05%, 01/15/2021(c)	7,250,000	7,320,990
Sumitomo Mitsui Banking Corp. (Japan), 2.65%, 07/23/2020	7,235,000	7,276,199
Principal Amount		Value
Diversified Banks–(continued)
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/2024	$ 6,105,000	$ 6,269,047
U.S. Bancorp, Series W, 3.10%, 04/27/2026	3,245,000	3,406,159
Wells Fargo & Co.,
3.55%, 09/29/2025	6,840,000	7,283,930
4.10%, 06/03/2026	4,515,000	4,894,263
4.65%, 11/04/2044	14,430,000	17,362,420
		251,390,030
Diversified Capital Markets–0.59%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(c)	6,536,000	7,308,594
Credit Suisse Group AG (Switzerland), 0.50%, 06/24/2024(c)	75,750,000	70,371,750
		77,680,344
Diversified Chemicals–0.02%
Eastman Chemical Co., 2.70%, 01/15/2020	2,529,000	2,530,874
Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,988,915
Drug Retail–0.14%
CVS Pass Through Trust, 6.04%, 12/10/2028	6,942,769	7,878,399
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	6,129,000	6,276,381
4.50%, 11/18/2034	4,519,000	4,870,768
		19,025,548
Electric Utilities–0.37%
Electricite de France S.A. (France),
5.63% (c)(f)	6,390,000	6,682,119
4.60%, 01/27/2020(c)	2,150,000	2,169,361
4.88%, 01/22/2044(c)	9,110,000	10,818,167
Georgia Power Co., 2.00%, 03/30/2020	20,950,000	20,912,966
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	5,572,000	5,961,045
Ohio Power Co., Series M, 5.38%, 10/01/2021	1,050,000	1,119,925
PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	518,264
		48,181,847
Environmental & Facilities Services–0.04%
Waste Management, Inc., 3.90%, 03/01/2035	4,786,000	5,321,299
Food Retail–0.01%
Alimentation Couche-Tard, Inc. (Canada), 4.50%, 07/26/2047(c)	1,188,000	1,333,277
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Equity and Income Fund

Principal Amount		Value
General Merchandise Stores–0.03%
Dollar General Corp., 3.25%, 04/15/2023	$ 3,650,000	$ 3,787,615
Health Care Equipment–1.27%
Becton, Dickinson and Co.,
2.68%, 12/15/2019	2,786,000	2,788,385
4.88%, 05/15/2044	3,739,000	4,345,911
DexCom, Inc.,
0.75%, 05/15/2022	25,054,000	44,757,172
0.75%, 12/01/2023(c)	30,543,000	38,572,409
Insulet Corp., 1.38%, 11/15/2024	4,536,000	7,894,658
Medtronic, Inc.,
3.15%, 03/15/2022	4,299,000	4,446,699
4.38%, 03/15/2035	2,601,000	3,151,411
NuVasive, Inc., 2.25%, 03/15/2021	20,477,000	24,342,752
Wright Medical Group N.V., 2.25%, 11/15/2021	9,978,000	11,703,115
Wright Medical Group, Inc., 1.63%, 06/15/2023	25,471,000	24,566,043
		166,568,555
Health Care REITs–0.10%
HCP, Inc.,
4.20%, 03/01/2024	4,690,000	5,075,892
3.88%, 08/15/2024	5,085,000	5,476,404
Ventas Realty L.P., 5.70%, 09/30/2043	2,080,000	2,753,464
		13,305,760
Health Care Services–0.24%
Cigna Corp., 4.80%, 08/15/2038	3,240,000	3,753,040
CVS Health Corp.,
3.38%, 08/12/2024	3,740,000	3,887,679
4.10%, 03/25/2025	13,266,000	14,201,686
Laboratory Corp. of America Holdings,
3.20%, 02/01/2022	6,132,000	6,278,595
4.70%, 02/01/2045	2,694,000	3,066,837
		31,187,837
Home Improvement Retail–0.10%
Home Depot, Inc. (The), 2.00%, 04/01/2021	6,883,000	6,898,603
Lowe’s Cos., Inc., 4.55%, 04/05/2049	5,625,000	6,587,162
		13,485,765
Homebuilding–0.08%
MDC Holdings, Inc., 6.00%, 01/15/2043	10,130,000	10,433,900
Hotel & Resort REITs–0.01%
Hospitality Properties Trust, 5.00%, 08/15/2022	1,310,000	1,376,853
Principal Amount		Value
Housewares & Specialties–0.04%
Tupperware Brands Corp., 4.75%, 06/01/2021	$ 5,638,000	$ 5,747,058
Insurance Brokers–0.02%
Willis North America, Inc., 3.60%, 05/15/2024	2,470,000	2,576,197
Integrated Oil & Gas–0.16%
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	3,630,000	3,759,124
Occidental Petroleum Corp.,
3.40%, 04/15/2026	4,005,000	4,077,032
3.20%, 08/15/2026	2,408,000	2,435,124
Petroleos Mexicanos (Mexico), 4.88%, 01/24/2022	7,430,000	7,569,313
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	3,379,000	3,564,426
		21,405,019
Integrated Telecommunication Services–0.62%
AT&T, Inc.,
3.00%, 06/30/2022	5,334,000	5,455,229
3.40%, 05/15/2025	4,966,000	5,220,053
4.30%, 02/15/2030	3,526,000	3,918,809
4.50%, 05/15/2035	4,755,000	5,299,752
5.35%, 09/01/2040	2,077,000	2,478,436
5.15%, 03/15/2042	1,370,000	1,598,532
4.80%, 06/15/2044	10,275,000	11,495,643
5.15%, 11/15/2046	3,698,000	4,357,046
Orange S.A. (France), 1.63%, 11/03/2019	14,365,000	14,350,514
Telefonica Emisiones S.A. (Spain),
7.05%, 06/20/2036	3,600,000	4,914,221
4.67%, 03/06/2038	3,505,000	3,882,483
5.21%, 03/08/2047	6,725,000	7,845,382
Verizon Communications, Inc.,
4.40%, 11/01/2034	3,285,000	3,811,036
4.81%, 03/15/2039	5,062,000	6,218,650
4.13%, 08/15/2046	857,000	975,727
		81,821,513
Interactive Media & Services–0.16%
YY, Inc. (China), 1.38%, 06/15/2024(c)(d)	22,673,000	21,114,231
Internet & Direct Marketing Retail–0.74%
Amazon.com, Inc., 2.60%, 12/05/2019	17,678,000	17,691,923
Ctrip.com International, Ltd. (China), 1.25%, 09/15/2019(d)	30,912,000	30,898,152
IAC Financeco 3, Inc., 2.00%, 01/15/2030(c)	33,949,000	39,626,228
QVC, Inc., 5.45%, 08/15/2034	8,810,000	9,002,447
		97,218,750
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Equity and Income Fund

Principal Amount		Value
Investment Banking & Brokerage–0.56%
Goldman Sachs Group, Inc. (The),
5.25%, 07/27/2021	$ 5,510,000	$ 5,823,658
4.25%, 10/21/2025	5,807,000	6,268,835
GS Finance Corp., Series 0001, 0.25%, 07/08/2024	56,790,000	53,731,291
Morgan Stanley, 4.00%, 07/23/2025	6,870,000	7,448,059
		73,271,843
IT Consulting & Other Services–0.04%
DXC Technology Co., 4.45%, 09/18/2022	4,954,000	5,209,995
Life & Health Insurance–0.46%
Athene Global Funding,
4.00%, 01/25/2022(c)	12,280,000	12,751,092
2.75%, 06/25/2024(c)	2,890,000	2,925,219
Guardian Life Global Funding, 2.90%, 05/06/2024(c)	7,450,000	7,761,048
Jackson National Life Global Funding,
2.10%, 10/25/2021(c)	5,295,000	5,297,696
3.25%, 01/30/2024(c)	4,885,000	5,095,223
Metropolitan Life Global Funding I, 2.05%, 06/12/2020(c)	5,740,000	5,748,129
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(c)	4,250,000	5,275,672
Prudential Financial, Inc.,
3.91%, 12/07/2047	4,898,000	5,462,763
3.94%, 12/07/2049	4,856,000	5,420,095
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(c)	4,985,000	5,036,242
		60,773,179
Managed Health Care–0.05%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	6,192,168
Movies & Entertainment–0.19%
Live Nation Entertainment, Inc., 2.50%, 03/15/2023	20,716,000	25,187,080
Multi-line Insurance–0.10%
American Financial Group, Inc., 4.50%, 06/15/2047	5,075,000	5,591,331
American International Group, Inc., 4.38%, 01/15/2055	7,405,000	8,085,383
		13,676,714
Multi-Utilities–0.10%
NiSource, Inc., 4.38%, 05/15/2047	6,015,000	6,941,812
Sempra Energy, 3.80%, 02/01/2038	5,871,000	6,172,577
		13,114,389
Principal Amount		Value
Office REITs–0.07%
Highwoods Realty L.P., 3.20%, 06/15/2021	$ 1,650,000	$ 1,672,049
Office Properties Income Trust, 4.00%, 07/15/2022	7,200,000	7,359,417
		9,031,466
Oil & Gas Equipment & Services–0.18%
Helix Energy Solutions Group, Inc., 4.25%, 05/01/2022	10,666,000	10,299,356
Oil States International, Inc., 1.50%, 02/15/2023	15,097,000	12,772,804
		23,072,160
Oil & Gas Exploration & Production–0.26%
Chesapeake Energy Corp., 5.50%, 09/15/2026	10,145,000	6,420,814
ConocoPhillips Co., 4.15%, 11/15/2034	2,403,000	2,735,843
Enterprise Products Operating LLC,
2.55%, 10/15/2019	3,770,000	3,769,820
5.25%, 01/31/2020	2,889,000	2,922,391
6.45%, 09/01/2040	555,000	751,808
4.25%, 02/15/2048	7,354,000	8,008,997
Noble Energy, Inc., 5.25%, 11/15/2043	7,940,000	9,015,021
		33,624,694
Oil & Gas Storage & Transportation–0.74%
Energy Transfer Operating, L.P.,
7.50%, 10/15/2020	26,495,000	27,924,731
4.20%, 09/15/2023	1,638,000	1,732,988
4.90%, 03/15/2035	3,640,000	3,816,851
Kinder Morgan, Inc., 5.30%, 12/01/2034	4,203,000	4,903,228
MPLX L.P.,
4.50%, 07/15/2023	18,525,000	19,779,597
4.50%, 04/15/2038	8,564,000	8,900,846
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	4,275,000	4,395,201
Spectra Energy Partners, L.P., 4.50%, 03/15/2045	5,468,000	5,988,206
Sunoco Logistics Partners Operations L.P.,
5.50%, 02/15/2020	5,405,000	5,472,578
5.30%, 04/01/2044	8,165,000	8,755,368
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	5,244,310
		96,913,904
Other Diversified Financial Services–1.51%
Convertible Trust - Consumer, Series 2018-1, 0.25%, 01/17/2024	57,077,000	57,927,447
Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	60,352,000	60,858,957
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Equity and Income Fund

Principal Amount		Value
Other Diversified Financial Services–(continued)
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	$ 56,758,000	$ 59,471,032
ERAC USA Finance LLC, 2.35%, 10/15/2019(c)	9,335,000	9,333,034
MassMutual Global Funding II, 2.00%, 04/15/2021(c)	10,205,000	10,211,473
		197,801,943
Packaged Foods & Meats–0.33%
General Mills, Inc., 2.20%, 10/21/2019	8,595,000	8,592,500
J. M. Smucker Co. (The), 2.50%, 03/15/2020	33,540,000	33,592,133
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	648,000	714,800
		42,899,433
Paper Packaging–0.12%
International Paper Co., 6.00%, 11/15/2041	2,855,000	3,554,545
Packaging Corp. of America, 4.50%, 11/01/2023	11,003,000	11,856,540
		15,411,085
Pharmaceuticals–0.78%
Allergan Funding SCS, 4.85%, 06/15/2044	9,265,000	10,179,279
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(c)	9,800,000	10,712,568
Bayer US Finance LLC (Germany),
2.38%, 10/08/2019(c)	21,949,000	21,940,224
3.00%, 10/08/2021(c)	6,079,000	6,157,574
Bristol-Myers Squibb Co., 4.13%, 06/15/2039(c)	6,435,000	7,482,087
Jazz Investments I Ltd., 1.88%, 08/15/2021	14,556,000	14,646,975
Mylan N.V., 3.15%, 06/15/2021	4,535,000	4,589,916
Pacira BioSciences, Inc., 2.38%, 04/01/2022	11,404,000	11,375,490
Perrigo Finance Unlimited Co., 3.50%, 03/15/2021	520,000	522,931
Supernus Pharmaceuticals, Inc., 0.63%, 04/01/2023	11,008,000	10,232,088
Zoetis, Inc., 4.70%, 02/01/2043	4,101,000	5,000,242
		102,839,374
Property & Casualty Insurance–0.30%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,525,377
Liberty Mutual Group, Inc., 4.85%, 08/01/2044(c)	9,030,000	10,891,475
Principal Amount		Value
Property & Casualty Insurance–(continued)
Markel Corp.,
5.00%, 03/30/2043	$ 4,185,000	$ 4,835,873
5.00%, 05/20/2049	5,140,000	6,220,675
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	8,142,880
WR Berkley Corp., 4.63%, 03/15/2022	5,040,000	5,346,537
		38,962,817
Railroads–0.20%
Burlington Northern Santa Fe, LLC, 5.15%, 09/01/2043	9,530,000	12,407,937
CSX Corp., 5.50%, 04/15/2041	1,660,000	2,115,211
Union Pacific Corp.,
4.85%, 06/15/2044	5,560,000	6,876,042
4.15%, 01/15/2045	4,410,000	4,919,768
		26,318,958
Regional Banks–0.10%
Citizens Financial Group, Inc., 2.38%, 07/28/2021	4,700,000	4,717,393
The PNC Financial Services Group, Inc., 3.45%, 04/23/2029	7,450,000	8,074,284
		12,791,677
Reinsurance–0.12%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	11,285,000	11,982,022
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	3,711,000	4,050,116
		16,032,138
Renewable Electricity–0.05%
Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	6,439,348
Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029	7,440,000	8,147,769
Retail REITs–0.09%
Regency Centers, L.P.,
2.95%, 09/15/2029	7,960,000	8,070,145
4.65%, 03/15/2049	2,970,000	3,659,124
		11,729,269
Semiconductor Equipment–0.23%
Applied Materials, Inc., 2.63%, 10/01/2020	22,800,000	22,957,113
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	6,975,000	7,123,088
		30,080,201
Semiconductors–0.75%
Cree, Inc., 0.88%, 09/01/2023(c)	33,830,000	34,964,039
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Equity and Income Fund

Principal Amount		Value
Semiconductors–(continued)
Microchip Technology, Inc., 1.63%, 02/15/2027	$ 20,600,000	$ 25,097,008
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	7,660,000	8,661,137
ON Semiconductor Corp., 1.00%, 12/01/2020	17,148,000	19,472,792
Silicon Laboratories, Inc., 1.38%, 03/01/2022	5,936,000	7,657,116
Texas Instruments, Inc., 2.63%, 05/15/2024	2,275,000	2,348,434
		98,200,526
Specialized REITs–0.19%
Crown Castle International Corp., 4.75%, 05/15/2047	470,000	556,782
EPR Properties, 4.75%, 12/15/2026	17,525,000	19,024,151
LifeStorage L.P., 3.50%, 07/01/2026	4,667,000	4,839,887
		24,420,820
Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	1,898,368
Systems Software–0.29%
FireEye, Inc.,
Series A, 1.00%, 06/01/2020(d)	17,382,000	17,192,076
Series B, 1.63%, 06/01/2022(d)	17,616,000	16,694,523
Microsoft Corp., 3.50%, 02/12/2035	4,259,000	4,806,302
		38,692,901
Technology Distributors–0.06%
Avnet, Inc., 4.63%, 04/15/2026	7,645,000	8,342,522
Technology Hardware, Storage & Peripherals–0.46%
Apple, Inc.,
2.15%, 02/09/2022	7,303,000	7,369,066
3.35%, 02/09/2027	3,495,000	3,780,250
Dell International LLC/EMC Corp.,
5.45%, 06/15/2023(c)	7,237,000	7,870,584
8.35%, 07/15/2046(c)	278,000	365,729
SanDisk LLC, 0.50%, 10/15/2020	24,327,000	21,767,799
Western Digital Corp., 1.50%, 02/01/2024(c)	20,616,000	19,473,812
		60,627,240
Tobacco–0.26%
Altria Group, Inc., 5.80%, 02/14/2039	12,541,000	15,502,728
Principal Amount		Value
Tobacco–(continued)
Philip Morris International, Inc.,
3.60%, 11/15/2023	$ 3,940,000	$ 4,161,713
4.88%, 11/15/2043	11,740,000	13,881,259
		33,545,700
Trading Companies & Distributors–0.09%
Air Lease Corp.,
3.00%, 09/15/2023	627,000	638,577
4.25%, 09/15/2024	4,355,000	4,684,707
Aircastle Ltd., 4.40%, 09/25/2023	5,510,000	5,826,392
		11,149,676
Trucking–0.11%
Aviation Capital Group LLC,
2.88%, 01/20/2022(c)	6,230,000	6,325,427
4.88%, 10/01/2025(c)	7,745,000	8,548,406
		14,873,833
Wireless Telecommunication Services–0.18%
America Movil, S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	6,610,000	7,708,395
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	6,080,000	7,135,115
4.30%, 02/15/2048	8,020,000	9,343,903
		24,187,413
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,570,645,164)		2,768,745,453
U.S. Treasury Securities–11.74%
U.S. Treasury Bills–0.01%
1.80% - 1.83%, 12/19/2019(g)(h)	1,065,000	1,059,013
U.S. Treasury Bonds–1.57%
4.50%, 02/15/2036	9,250,000	13,010,342
2.88%, 05/15/2049	160,754,900	193,747,332
		206,757,674
U.S. Treasury Notes–10.16%
3.38%, 11/15/2019	10,000,000	10,024,805
1.75%, 07/31/2021	515,861,000	518,047,364
1.50%, 08/15/2022	135,674,000	135,957,537
1.75%, 07/31/2024	433,484,700	440,799,754
1.88%, 07/31/2026	26,831,000	27,576,713
1.63%, 08/15/2029	199,470,700	201,773,184
		1,334,179,357
Total U.S. Treasury Securities (Cost $1,516,239,641)		1,541,996,044
Shares
Preferred Stocks–0.55%
Asset Management & Custody Banks–0.17%
AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	22,669,841
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Equity and Income Fund

Shares		Value
Diversified Banks–0.03%
Wells Fargo & Co., 5.85%, Series Q, Pfd.	142,800	$ 3,769,920
Oil & Gas Storage & Transportation–0.35%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	45,564,318
Total Preferred Stocks (Cost $63,824,606)		72,004,079
Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.15%
Federal Home Loan Mortgage Corp. (FHLMC)–0.08%
6.50%, 05/01/2029	$ 1	1
6.75%, 03/15/2031	7,000,000	10,598,400
5.50%, 02/01/2037	15	18
		10,598,419
Federal National Mortgage Association (FNMA)–0.07%
5.50%, 03/01/2021	14	15
6.63%, 11/15/2030	6,315,000	9,420,701
7.00%, 07/01/2032	6,204	6,225
		9,426,941
Government National Mortgage Association (GNMA)–0.00%
8.00%, 06/15/2026 to 01/20/2031	16,005	16,505
7.50%, 12/20/2030	1,025	1,238
		17,743
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,476,644)		20,043,103
Principal Amount		Value

Municipal Obligations–0.06%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,938,000)	$ 4,938,000	$ 7,261,527
Shares
Money Market Funds–7.15%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(i)	319,714,617	319,714,617
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(i)	238,271,112	238,366,420
Invesco Treasury Portfolio, Institutional Class, 1.98%(i)	381,390,711	381,390,711
Total Money Market Funds (Cost $939,428,085)		939,471,748
TOTAL INVESTMENTS IN SECURITIES–100.29% (Cost $11,624,195,507)		13,171,465,805
OTHER ASSETS LESS LIABILITIES—(0.29)%		(37,509,114)
NET ASSETS–100.00%		$ 13,133,956,691
Investment Abbreviations:
Conv.	– Convertible
DAC	– Designated Activity Co.
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $568,658,654, which represented 4.33% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Equity and Income Fund

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	237	December-2019	$(28,434,445)	$ (4,267)	$ (4,267)
U.S. Treasury 10 Year Notes	359	December-2019	(47,287,031)	27,333	27,333
Total Futures Contracts				$ 23,066	$ 23,066

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/13/2019	Bank of New York Mellon (The)	CHF	98,540,690	USD	101,491,035	$ 1,850,617
09/13/2019	Bank of New York Mellon (The)	EUR	64,442,870	USD	72,313,406	1,438,760
09/13/2019	State Street Bank & Trust Co.	CAD	71,737,950	USD	54,451,228	560,926
09/13/2019	State Street Bank & Trust Co.	CHF	5,838,254	USD	5,979,930	76,520
09/13/2019	State Street Bank & Trust Co.	EUR	4,245,832	USD	4,739,570	69,979
09/13/2019	State Street Bank & Trust Co.	GBP	284,590,245	USD	346,700,073	276,673
09/13/2019	State Street Bank & Trust Co.	USD	17,521,078	GBP	14,405,078	13,803
Subtotal—Appreciation						4,287,278
Currency Risk
09/13/2019	State Street Bank & Trust Co.	CAD	4,394,616	USD	3,301,164	(118)
09/13/2019	State Street Bank & Trust Co.	USD	3,547,555	CAD	4,706,134	(12,257)
09/13/2019	State Street Bank & Trust Co.	USD	7,880,201	CHF	7,692,791	(101,558)
09/13/2019	State Street Bank & Trust Co.	USD	1,823,590	EUR	1,623,662	(37,877)
Subtotal—Depreciation						(151,810)
Total Forward Foreign Currency Contracts						$4,135,468

Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Equity and Income Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $10,684,767,422)	$12,231,994,057
Investments in affiliated money market funds, at value (Cost $939,428,085)	939,471,748
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	4,287,278
Foreign currencies, at value (Cost $206,917)	202,861
Receivable for:
Fund shares sold	5,951,340
Investments sold	7,717,655
Interest	22,384,090
Dividends	22,421,755
Investment for trustee deferred compensation and retirement plans	1,301,756
Other assets	179,955
Total assets	13,235,912,495
Liabilities:
Other investments:
Variation margin payable - futures contracts	55,877
Unrealized depreciation on forward foreign currency contracts outstanding	151,810
Payable for:
Investments purchased	73,774,876
Fund shares reacquired	18,271,529
Accrued fees to affiliates	7,734,022
Accrued trustees’ and officers’ fees and benefits	24,642
Accrued other operating expenses	475,353
Trustee deferred compensation and retirement plans	1,467,695
Total liabilities	101,955,804
Net assets applicable to shares outstanding	$ 13,133,956,691
Net assets consist of:
Shares of beneficial interest	$10,988,470,788
Distributable earnings	2,145,485,903
$ 13,133,956,691
Net Assets:
Class A	$ 9,845,901,718
Class C	$ 576,794,189
Class R	$ 148,055,045
Class Y	$ 987,286,813
Class R5	$ 397,606,732
Class R6	$ 1,178,312,194
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	973,270,811
Class C	58,184,899
Class R	14,554,426
Class Y	97,557,022
Class R5	39,287,255
Class R6	116,471,113
Class A:
Net asset value per share	$ 10.12
Maximum offering price per share (Net asset value of $10.12 ÷ 94.50%)	$ 10.71
Class C:
Net asset value and offering price per share	$ 9.91
Class R:
Net asset value and offering price per share	$ 10.17
Class Y:
Net asset value and offering price per share	$ 10.12
Class R5:
Net asset value and offering price per share	$ 10.12
Class R6:
Net asset value and offering price per share	$ 10.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Equity and Income Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends (net of foreign withholding taxes of $4,163,160)	$ 230,988,994
Interest	112,898,031
Dividends from affiliated money market funds	16,389,851
Total investment income	360,276,876
Expenses:
Advisory fees	47,918,741
Administrative services fees	1,574,963
Custodian fees	154,357
Distribution fees:
Class A	24,533,342
Class C	8,761,345
Class R	854,128
Transfer agent fees — A, C, R and Y	18,910,070
Transfer agent fees — R5	445,014
Transfer agent fees — R6	90,716
Trustees’ and officers’ fees and benefits	225,486
Registration and filing fees	312,742
Reports to shareholders	837,580
Professional services fees	191,224
Other	147,435
Total expenses	104,957,143
Less: Fees waived and/or expense offset arrangement(s)	(849,517)
Net expenses	104,107,626
Net investment income	256,169,250
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	753,658,497
Foreign currencies	2,736,563
Forward foreign currency contracts	29,740,993
Futures contracts	(7,653,441)
778,482,612
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,227,733,735)
Foreign currencies	(48,946)
Forward foreign currency contracts	8,244,203
Futures contracts	57,423
(1,219,481,055)
Net realized and unrealized gain (loss)	(440,998,443)
Net increase (decrease) in net assets resulting from operations	$ (184,829,193)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Equity and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 256,169,250	$ 224,691,544
Net realized gain	778,482,612	790,431,159
Change in net unrealized appreciation (depreciation)	(1,219,481,055)	147,862,088
Net increase (decrease) in net assets resulting from operations	(184,829,193)	1,162,984,791
Distributions to shareholders from distributable earnings(1):
Class A	(739,441,361)	(667,570,895)
Class B	—	(4,290,893)
Class C	(90,566,854)	(91,883,104)
Class R	(13,352,783)	(13,397,959)
Class Y	(87,464,258)	(82,863,114)
Class R5	(36,501,722)	(32,795,473)
Class R6	(94,244,636)	(67,258,264)
Total distributions from distributable earnings	(1,061,571,614)	(960,059,702)
Share transactions–net:
Class A	528,250,556	(61,133,576)
Class B	—	(97,942,010)
Class C	(710,214,780)	(141,090,843)
Class R	(37,847,325)	(14,236,143)
Class Y	(100,497,542)	(26,965,048)
Class R5	(58,559,465)	31,553,367
Class R6	85,572,318	337,947,720
Net increase (decrease) in net assets resulting from share transactions	(293,296,238)	28,133,467
Net increase (decrease) in net assets	(1,539,697,045)	231,058,556
Net assets:
Beginning of year	14,673,653,736	14,442,595,180
End of year	$13,133,956,691	$ 14,673,653,736

(1)	For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions from net investment income were $204,059,936, $731,363, $19,632,122, $3,720,765, $27,131,829, $11,210,000 and $23,986,409 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively, and distributions from net realized gains were $463,510,959, $3,559,530, $72,250,982, $9,677,194, $55,731,285, $21,585,473 and $43,271,855 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Equity and Income Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 11.10	$ 0.19	$(0.36)	$ (0.17)	$(0.21)	$(0.60)	$(0.81)	$ 10.12	(0.96)%	$ 9,845,902	0.78% (d)	0.79% (d)	1.87% (d)	138%
Year ended 08/31/18	10.96	0.17	0.70	0.87	(0.22)	(0.51)	(0.73)	11.10	8.21	10,151,828	0.77	0.78	1.55	129
Year ended 08/31/17	10.22	0.19	1.02	1.21	(0.18)	(0.29)	(0.47)	10.96	12.04	10,072,836	0.79	0.80	1.79	94
Year ended 08/31/16	10.01	0.15	0.55	0.70	(0.22)	(0.27)	(0.49)	10.22	7.43	10,054,983	0.79	0.80	1.57	93
Year ended 08/31/15	11.42	0.15	(0.33)	(0.18)	(0.28)	(0.95)	(1.23)	10.01	(1.65)	9,879,022	0.79	0.80	1.38	69
Class C
Year ended 08/31/19	10.89	0.12	(0.36)	(0.24)	(0.14)	(0.60)	(0.74)	9.91	(1.75) (e)	576,794	1.49 (d)(e)	1.50 (d)(e)	1.16 (d)(e)	138
Year ended 08/31/18	10.76	0.09	0.69	0.78	(0.14)	(0.51)	(0.65)	10.89	7.43 (e)	1,437,488	1.51 (e)	1.52 (e)	0.81 (e)	129
Year ended 08/31/17	10.04	0.11	1.00	1.11	(0.10)	(0.29)	(0.39)	10.76	11.21	1,559,156	1.54	1.55	1.04	94
Year ended 08/31/16	9.83	0.08	0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71 (e)	1,636,583	1.52 (e)	1.53 (e)	0.84 (e)	93
Year ended 08/31/15	11.24	0.07	(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54	1.55	0.63	69
Class R
Year ended 08/31/19	11.16	0.17	(0.37)	(0.20)	(0.19)	(0.60)	(0.79)	10.17	(1.30)	148,055	1.03 (d)	1.04 (d)	1.62 (d)	138
Year ended 08/31/18	11.01	0.14	0.72	0.86	(0.20)	(0.51)	(0.71)	11.16	8.00	203,003	1.02	1.03	1.30	129
Year ended 08/31/17	10.27	0.17	1.02	1.19	(0.16)	(0.29)	(0.45)	11.01	11.71	214,107	1.04	1.05	1.54	94
Year ended 08/31/16	10.05	0.13	0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24	216,293	1.04	1.05	1.32	93
Year ended 08/31/15	11.47	0.13	(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04	1.05	1.13	69
Class Y
Year ended 08/31/19	11.11	0.22	(0.37)	(0.15)	(0.24)	(0.60)	(0.84)	10.12	(0.81)	987,287	0.53 (d)	0.54 (d)	2.12 (d)	138
Year ended 08/31/18	10.96	0.20	0.71	0.91	(0.25)	(0.51)	(0.76)	11.11	8.58	1,192,995	0.52	0.53	1.80	129
Year ended 08/31/17	10.22	0.22	1.01	1.23	(0.20)	(0.29)	(0.49)	10.96	12.32	1,202,149	0.54	0.55	2.04	94
Year ended 08/31/16	10.01	0.18	0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70	819,708	0.54	0.55	1.82	93
Year ended 08/31/15	11.43	0.17	(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54	0.55	1.63	69
Class R5
Year ended 08/31/19	11.11	0.22	(0.36)	(0.14)	(0.25)	(0.60)	(0.85)	10.12	(0.75)	397,607	0.47 (d)	0.48 (d)	2.18 (d)	138
Year ended 08/31/18	10.96	0.20	0.72	0.92	(0.26)	(0.51)	(0.77)	11.11	8.64	494,838	0.47	0.48	1.85	129
Year ended 08/31/17	10.23	0.22	1.01	1.23	(0.21)	(0.29)	(0.50)	10.96	12.28	457,500	0.48	0.49	2.10	94
Year ended 08/31/16	10.02	0.18	0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78	438,538	0.47	0.48	1.89	93
Year ended 08/31/15	11.43	0.18	(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47	0.48	1.70	69
Class R6
Year ended 08/31/19	11.10	0.23	(0.35)	(0.12)	(0.26)	(0.60)	(0.86)	10.12	(0.56)	1,178,312	0.38 (d)	0.39 (d)	2.27 (d)	138
Year ended 08/31/18	10.96	0.21	0.71	0.92	(0.27)	(0.51)	(0.78)	11.10	8.64	1,193,501	0.38	0.39	1.94	129
Year ended 08/31/17	10.22	0.24	1.01	1.25	(0.22)	(0.29)	(0.51)	10.96	12.50	843,229	0.38	0.39	2.20	94
Year ended 08/31/16	10.01	0.19	0.56	0.75	(0.27)	(0.27)	(0.54)	10.22	7.89	283,631	0.37	0.38	1.99	93
Year ended 08/31/15	11.43	0.19	(0.33)	(0.14)	(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37	0.38	1.80	69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $9,821,194, $905,331, $170,826, $1,055,202, $455,863 and $1,175,511 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97%, 0.99% and 0.98% for the years ended August 31, 2019, August 31, 2018 and August 31, 2016, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Equity and Income Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
26	Invesco Equity and Income Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund
27	Invesco Equity and Income Fund

enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.35%.
28	Invesco Equity and Income Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $798,272.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $2,226,848 in front-end sales commissions from the sale of Class A shares and $64,719 and $47,309 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2019, the Fund incurred $144,841 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
29	Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,150,941,523	$ 671,002,328	$—	$ 7,821,943,851
U.S. Dollar Denominated Bonds & Notes	—	2,768,745,453	—	2,768,745,453
U.S. Treasury Securities	—	1,541,996,044	—	1,541,996,044
Preferred Stocks	49,334,238	22,669,841	—	72,004,079
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	20,043,103	—	20,043,103
Municipal Obligations	—	7,261,527	—	7,261,527
Money Market Funds	939,471,748	—	—	939,471,748
Total Investments in Securities	8,139,747,509	5,031,718,296	—	13,171,465,805
Other Investments - Assets*
Futures Contracts	27,333	—	—	27,333
Forward Foreign Currency Contracts	—	4,287,278	—	4,287,278
	27,333	4,287,278	—	4,314,611
Other Investments - Liabilities*
Futures Contracts	(4,267)	—	—	(4,267)
Forward Foreign Currency Contracts	—	(151,810)	—	(151,810)
	(4,267)	(151,810)	—	(156,077)
Total Other Investments	23,066	4,135,468	—	4,158,534
Total Investments	$8,139,770,575	$ 5,035,853,764	$—	$ 13,175,624,339

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ 27,333	$ 27,333
Unrealized appreciation on forward foreign currency contracts outstanding	4,287,278	-	4,287,278
Total Derivative Assets	4,287,278	27,333	4,314,611
Derivatives not subject to master netting agreements	-	(27,333)	(27,333)
Total Derivative Assets subject to master netting agreements	$4,287,278	$ -	$4,287,278

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ -	$(4,267)	$ (4,267)
Unrealized depreciation on forward foreign currency contracts outstanding	(151,810)	-	(151,810)
Total Derivative Liabilities	(151,810)	(4,267)	(156,077)
Derivatives not subject to master netting agreements	-	4,267	4,267
Total Derivative Liabilities subject to master netting agreements	$(151,810)	$ -	$(151,810)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
30	Invesco Equity and Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$3,289,377	$ –	$3,289,377	$–	$–	$3,289,377
State Street Bank & Trust Co.	$ 997,901	$(151,810)	$ 846,091	–	–	$ 846,091
Total	$4,287,278	$(151,810)	$4,135,468	$–	$–	$4,135,468
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$29,740,993	$ -	$29,740,993
Futures contracts	-	(7,653,441)	(7,653,441)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	8,244,203	-	8,244,203
Futures contracts	-	57,423	57,423
Total	$37,985,196	$ (7,596,018)	$30,389,178
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$859,130,328	$103,924,761
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $51,245.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
31	Invesco Equity and Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$ 287,063,744	$292,945,136
Long-term capital gain	774,507,870	667,114,566
Total distributions	$1,061,571,614	$960,059,702

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 163,166,788
Undistributed long-term capital gain	485,058,721
Net unrealized appreciation — investments	1,498,558,775
Net unrealized appreciation (depreciation) — foreign currencies	(19,444)
Temporary book/tax differences	(1,278,937)
Shares of beneficial interest	10,988,470,788
Total net assets	$ 13,133,956,691
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $2,694,022,157 and $3,619,890,010, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $14,974,130,011 and $15,302,441,274, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,034,821,210
Aggregate unrealized (depreciation) of investments	(536,262,435)
Net unrealized appreciation of investments	$1,498,558,775
Cost of investments for tax purposes is $11,677,065,564.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of contingent payment debt instruments and return of capital, on August 31, 2019, undistributed net investment income was increased by $59,173,080, undistributed net realized gain was decreased by $55,370,861 and shares of beneficial interest was decreased by $3,802,219. This reclassification had no effect on the net assets of the Fund.
32	Invesco Equity and Income Fund

NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	79,475,662	$ 805,826,035	88,715,954	$ 979,887,250
Class B(b)	-	-	13,659	152,215
Class C	9,620,242	95,693,408	14,162,681	153,710,123
Class R	2,085,367	21,334,010	2,793,491	30,995,546
Class Y	21,836,318	222,322,408	29,531,802	326,511,194
Class R5	6,955,465	69,157,181	15,139,415	167,817,844
Class R6	25,820,852	260,898,217	45,463,679	503,264,008
Issued as reinvestment of dividends:
Class A	72,770,475	692,615,463	57,817,563	629,395,051
Class B(b)	-	-	399,451	4,248,025
Class C	8,972,531	83,034,233	7,945,545	84,929,671
Class R	1,396,640	13,346,795	1,222,956	13,387,873
Class Y	7,704,917	73,379,570	6,438,247	70,032,993
Class R5	3,822,482	36,479,885	3,013,420	32,773,490
Class R6	9,730,951	92,792,907	6,094,703	66,269,720
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	6,009,369	69,408,211
Class B	-	-	(6,168,664)	(69,408,211)
Automatic conversion of Class C shares to Class A shares:
Class A	64,999,568	630,316,139	-	-
Class C	(66,301,164)	(630,316,139)	-	-
Reacquired:
Class A	(158,301,088)	(1,600,507,081)	(157,400,342)	(1,739,824,088)
Class B(b)	-	-	(2,995,990)	(32,934,039)
Class C	(26,122,076)	(258,626,282)	(35,044,976)	(379,730,637)
Class R	(7,118,078)	(72,528,130)	(5,269,679)	(58,619,562)
Class Y	(39,396,400)	(396,199,520)	(38,217,171)	(423,509,235)
Class R5	(16,039,925)	(164,196,531)	(15,330,385)	(169,037,967)
Class R6	(26,563,084)	(268,118,806)	(21,009,915)	(231,586,008)
Net increase (decrease) in share activity	(24,650,345)	$ (293,296,238)	3,324,813	$ 28,133,467

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
33	Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
34	Invesco Equity and Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,021.80	$3.97	$ 1,021.27	$3.97	0.78%
Class C	1,000.00	1,017.50	7.58	1,017.69	7.58	1.49
Class R	1,000.00	1,020.50	5.25	1,020.01	5.24	1.03
Class Y	1,000.00	1,023.10	2.70	1,022.53	2.70	0.53
Class R5	1,000.00	1,023.50	2.40	1,022.84	2.40	0.47
Class R6	1,000.00	1,023.90	1.94	1,023.29	1.94	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
35	Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s value style of equity investing compared to its peers, including its underweight exposure to technology stocks and its overweight exposure to energy stocks, negatively impacted relative performance. The Trustees also reviewed more

36                         Invesco  Equity and Income Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37                         Invesco  Equity and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$774,507,870
Qualified Dividend Income*	62.19%
Corporate Dividends Received Deduction*	46.60%
U.S. Treasury Obligations*	11.07%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
38	Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Equity and Income Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-EQI-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Floating Rate Fund
Nasdaq:
A: AFRAX ■ C: AFRCX ■ R: AFRRX ■ Y: AFRYX ■ R5: AFRIX ■ R6: AFRFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
11	Schedule of Investments
35	Financial Statements
39	Financial Highlights
40	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Fund Expenses
51	Approval of Investment Advisory and Sub-Advisory Contracts
53	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Floating Rate Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.50%
Class C Shares	2.12
Class R Shares	2.25
Class Y Shares	2.76
Class R5 Shares	2.80
Class R6 Shares	2.86
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	10.17
Credit Suisse Leveraged Loan Index■ (Style-Specific Index)	3.38
Lipper Loan Participation Funds Classification Average♦ (Peer Group)	2.29
Source(s): ▼RIMES Technologies Corp.; ■ Bloomberg L.P.; ♦ Lipper Inc.

Market conditions and your Fund
During the fiscal year covered by this report, the senior loan market was characterized by a technically driven sell-off, which was then followed by some of the strongest monthly performance the asset class has experienced in recent memory. As compared with other risk asset classes, the senior loan market exhibited limited volatility during the fiscal year, despite the constant oscillations in risk sentiment, and returned 3.38%, as represented by the Credit Suisse Leveraged Loan Index.
From a fundamentals standpoint, the backdrop for loans remained favorable during the fiscal year with a trailing 12-month default rate of 1.29%.1 We believe slow, but positive, growth in the US economy may continue to support fundamentals. During the fiscal year, the overall earnings environment remained supportive of loan issuers despite a moderation in profit growth. Year-over-year EBITDA (earnings before interest, taxes, depreciation and amortization) growth among the universe of loan issuers was solid in the first quarter of 2019 at 3.0%.1
Trade remained a key source of uncertainty during the fiscal year; however, there have been indications that the Trump administration has been seeking a resolution. Against a backdrop of these trade tensions, the US Federal Reserve’s (the Fed) shift toward a more accommodative monetary posture should help maintain the underlying economic momentum, which has powered consistent earnings improvement in the US corporate sector.
During the fourth quarter of 2018, the loan market experienced a technically
Portfolio Composition†*
By credit quality, based on total investments
as of August 31, 2019
AA	0.2%
A	0.2
BBB-	8.8
BB+	7.3
BB	10.9
BB-	13.6
B+	18.4
B	17.3
B-	9.5
CCC+	3.5
CCC	1.0
CCC-	0.1
D	0.1
Non-Rated	6.9
Equity	2.2
†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
Top Five Debt Issuers
% of total net assets
1.	CSC Holdings, LLC	1.8%
2.	TransDigm, Inc.	1.9
3.	Altice Financing S.A.	1.6
4.	Sprint Communications, Inc.	1.6
5.	Vistra Operations Co. LLC	1.4
Total Net Assets	$2.2 billion
Total Number of Holdings*	763

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Floating Rate Fund

driven sell-off, as risk assets fell in price due to investors’ softening growth expectations amid tightening US monetary policy. Unlike prior bouts of volatility, loans were caught in the wave of risk aversion. This resulted in sizeable retail and institutional outflows that led to a very weak technical dynamic and ultimately resulted in a sharp decrease in prices. This was despite the fact that loans, from a fundamental standpoint, continued to remain on solid footing. This narrative quickly reversed in the first and second quarters of 2019, as loans snapped back, returning 5.42%, their strongest performance during the first half of a calendar year since 2009.2 Strong demand from collateralized loan obligations was able to more than offset retail outflows, leading to a more favorable technical dynamic. We believe certain investors’ narrow focus on interest rate expectations — rather than the full spectrum of characteristics that define the loan asset class — has driven this reallocation of capital from senior secured risk toward unsecured risk despite loans offering equivalent yields to high yield bonds.3
The average price in the senior loan market was $96.34 as of August 31, 2019, with 21.3% of the market trading at or above par.4 Given the price of senior loans at the end of the Fund’s fiscal year, they provided a 6.13% yield.4
In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
During the first quarter of 2019, Vistra Operations, Windstream and TransDigm contributed to the Fund’s performance, while Checkout Holding, Maxar Technologies and Serta Simmons detracted from returns. During the second quarter of 2019, Monitronics, Dell International and CSC Holdings all contributed to Fund performance, while Seadrill, Transocean and Ascena Retail all detracted from performance. We sold our position in Ascena Retail before the close of the fiscal year.
During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to its style-specific benchmark. During calendar year 2019, the Fund’s credit positioning was a relative contributor to performance, as the Fund has maintained an overweight allocation to higher quality assets, compared to that of the Credit Suisse Leveraged Loan Index.
The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.
We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.
As always, we appreciate your continued participation in Invesco Floating Rate Fund.
1	Source: S&P LCD August 31, 2019
2	Source: CS Leveraged Loan Index August 31, 2019
3	Source: J.P. Morgan August 31, 2019
4	Source: S&P LCD and Invesco August 31, 2019. Yield incorporates forward Libor curve.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Tom Ewald
Portfolio Manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.
Scott Baskind
Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.
Philip Yarrow
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a master of management degree in finance from Northwestern University.
5	Invesco Floating Rate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: Bloomberg L.P.
2	Source: Lipper Inc.
3	Source: RIMES Technologies Corp.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Floating Rate Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (5/1/97)	3.97%
10 Years	4.90
5 Years	2.63
1 Year	0.00
Class C Shares
Inception (3/31/00)	3.60%
10 Years	4.64
5 Years	2.63
1 Year	1.14
Class R Shares
Inception (4/13/06)	3.37%
10 Years	4.90
5 Years	2.86
1 Year	2.25
Class Y Shares
Inception (10/3/08)	5.30%
10 Years	5.43
5 Years	3.40
1 Year	2.76
Class R5 Shares
Inception (4/13/06)	3.94%
10 Years	5.48
5 Years	3.41
1 Year	2.80
Class R6 Shares
10 Years	5.40%
5 Years	3.48
1 Year	2.86
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.08%, 1.58%, 1.33%, 0.83%, 0.82% and 0.74%, re-
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/1/97)	3.98%
10 Years	5.48
5 Years	2.60
1 Year	0.59
Class C Shares
Inception (3/31/00)	3.61%
10 Years	5.22
5 Years	2.62
1 Year	1.61
Class R Shares
Inception (4/13/06)	3.39%
10 Years	5.44
5 Years	2.85
1 Year	2.86
Class Y Shares
Inception (10/3/08)	5.35%
10 Years	6.00
5 Years	3.39
1 Year	3.37
Class R5 Shares
Inception (4/13/06)	3.94%
10 Years	6.01
5 Years	3.38
1 Year	3.28
Class R6 Shares
10 Years	5.97%
5 Years	3.44
1 Year	3.47
spectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.09%, 1.59%, 1.34%, 0.84%, 0.83% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to dif-
ferent sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
7	Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the Closed-End Fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the Closed-End Fund.
■	On July 27, 2006, all Class B1 shares converted into Class A shares.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immedi-
ately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
■	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result,
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Floating Rate Fund

small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the eco-
nomic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When
9	Invesco Floating Rate Fund

markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

About indexes used in this report
■	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar denominated, non-investment grade loans.
■	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
10	Invesco Floating Rate Fund

Schedule of Investments
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–85.27%(b)(c)
Aerospace & Defense–2.54%
Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)(d)	5.87%	12/06/2025		$ 165	$ 166,153
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/11/2015-05/10/2019; Cost $1,801,684)(d)	5.86%	08/11/2022		1,846	1,843,242
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	6.15%	06/28/2024		2,540	2,544,501
IAP Worldwide Services, Inc.
Revolver Loan (Acquired 07/22/2014-05/10/2019; Cost $929,279)(d)(e)	0.00%	07/18/2021		929	929,279
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 08/18/2014-05/10/2019; Cost $960,040)(d)	8.83%	07/18/2021		1,058	1,058,330
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.88%	08/22/2025		33	32,906
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.87%	10/04/2024		8,967	7,883,355
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)(d)	7.37%	04/29/2024		2,025	2,007,296
Perspecta, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	05/31/2025		2,088	2,093,111
Space Exploration Technologies Corp., Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 11/20/2018-06/06/2019; Cost $6,076,319)(d)	6.36%	11/21/2025		6,108	6,122,892
TransDigm, Inc.
Term Loan E (3 mo. USD LIBOR + 2.50%)	4.83%	05/30/2025		16,392	16,254,759
Term Loan F (3 mo. USD LIBOR + 2.50%)	4.83%	06/09/2023		4,267	4,244,405
Term Loan G (3 mo. USD LIBOR + 2.50%)	4.83%	08/22/2024		2,012	1,996,015
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	03/08/2025		1,648	1,590,435
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.62%	02/28/2021		3,718	3,721,017
Xebec Global Holdings, LLC, Term Loan (1 wk. USD LIBOR + 5.25%) (Acquired 02/12/2018-05/10/2019; Cost $2,519,753)(d)	7.93%	02/12/2024		2,532	2,544,928
					55,032,624
Air Transport–1.16%
American Airlines, Inc.
Term Loan (1 mo. USD LIBOR + 1.75%)	4.06%	06/27/2025		93	91,721
Term Loan B (1 mo. USD LIBOR + 2.00%)	4.20%	12/14/2023		220	219,164
Avolon TLB Borrower 1 (US) LLC (Ireland), Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.92%	01/15/2025		7,027	7,050,337
Etraveli Group Holding AB (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.25%)	4.25%	08/02/2024	EUR	1,121	1,239,775
Gol LuxCo S.A. (Brazil), Term Loan (6 mo. USD LIBOR + 6.50%)	6.50%	08/31/2020		7,224	7,332,573
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.86%	04/01/2024		279	279,565
WestJet Airlines Ltd. (Canada), Term Loan B (f)	—	08/07/2026		9,014	9,048,804
					25,261,939
Automotive–1.84%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.17%	03/29/2026		82	83,118
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.43%	04/06/2024		2,068	2,031,702
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.38%	05/19/2023		2,201	2,074,156
Garrett Borrowing LLC (Switzerland)
Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	374	408,128
Term Loan B (3 mo. USD LIBOR + 2.50%)	4.82%	09/27/2025		1,433	1,421,414
IAA Spinco Inc., Term Loan	0.00%	06/29/2026		2,323	2,337,867
Mavis Tire Express Services Corp.
Delayed Draw Term Loan (e)	3.53%	03/20/2025		103	100,810
Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	03/20/2025		808	794,089
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.70%	11/06/2024		241	240,801
Panther BF Aggregator 2 L.P. (Canada)
Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	04/30/2026	EUR	2,127	2,343,184
Term Loan B (1 mo. USD LIBOR + 3.50%)	5.61%	04/30/2026		5,063	4,999,913
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.11%	05/22/2024		$ 3,026	$ 2,912,793
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.11%	10/01/2025		8,501	7,943,537
ThermaSys Corp.
Term Loan (3 mo. USD LIBOR + 6.00%) (Acquired 12/31/2018; Cost $332,456)(d)	8.33%	10/02/2023		332	302,535
Term Loan (3 mo. USD LIBOR + 6.00%)	8.33%	01/01/2024		1,818	1,651,607
TI Group Automotive Systems, L.L.C. (United Kingdom), Term Loan (1 mo. USD LIBOR + 2.50%)	4.61%	06/30/2022		305	303,084
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.00%	03/07/2024		3,451	3,457,329
Transtar Holding Co.
Delayed Draw Term Loan (Acquired 07/06/2017; Cost $243,131)(d)(e)	0.00%	04/11/2022		243	242,525
First Lien Term Loan (2 mo. USD LIBOR + 4.25%) (Acquired 03/19/2013-06/13/2016; Cost $2,278,732)(d)	6.43%	04/11/2022		2,289	2,271,809
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2019; Cost $762,580)(d)(g)	7.75%	04/11/2022		809	808,592
Visteon Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	3.86%	03/25/2024		263	257,184
Wand NewCo 3, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.71%	02/05/2026		641	644,372
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.86%	04/04/2025		2,266	2,249,343
					39,879,892
Beverage & Tobacco–0.38%
AI Aqua Merger Sub, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	12/13/2023		2,160	2,063,930
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.36%	12/13/2023		5,494	5,264,224
Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	6.36%	12/13/2023		713	698,886
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.17%	12/15/2023		128	127,897
					8,154,937
Building & Development–1.68%
American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.11%	10/31/2023		6,605	6,557,014
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	01/02/2025		33	32,942
Capital Automotive L.P.
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.12%	03/24/2025		2,600	2,616,567
Term Loan (1 mo. USD LIBOR + 2.50%)	4.62%	03/25/2024		745	744,969
DiversiTech Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.83%	06/02/2025		146	143,018
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.33%	06/03/2024		1,928	1,884,997
Financiere Persea (Proxiserve) (France), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	03/26/2026	EUR	473	522,437
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	10/25/2023		2,890	2,709,361
HD Supply Waterworks, Ltd., Term Loan (2 mo. USD LIBOR + 2.75%)	5.24%	08/01/2024		259	259,367
HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	3.86%	10/17/2023		340	341,281
LSF10 Wolverine Investments S.C.A. (Luxembourg), Term Loan B (f)	—	07/04/2024	EUR	989	1,083,576
Quimper AB (Sweden)
First Lien Term Loan B-1 (2 mo. EURIBOR + 4.25%)	4.25%	02/15/2026	EUR	2,071	2,291,151
First Lien Term Loan B-2 (2 mo. EURIBOR + 4.25%)	4.25%	02/15/2026	EUR	100	110,935
Second Lien Term Loan (6 mo. EURIBOR + 8.25%) (Acquired 03/01/2019-03/07/2019; Cost $955,523)(d)	8.25%	02/13/2027	EUR	857	949,265
Re/Max, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	12/15/2023		4,769	4,715,389
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.42%	02/08/2025		7,714	7,469,420
SRS Distribution, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.37%	05/23/2025		1	539
TAMKO Building Products, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	05/29/2026		789	790,817
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–(continued)
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	6.33%	07/24/2024		$ 3,291	$ 3,216,858
					36,439,903
Business Equipment & Services–8.44%
Allied Universal Holdco LLC
Delayed Draw Term Loan (e)	0.00%	06/27/2026		338	338,353
Term Loan B (2 mo. USD LIBOR + 4.25%)	6.51%	06/30/2026		3,416	3,417,367
Alorica, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.86%	06/30/2022		929	870,516
Altran Technologies (France), Term Loan B (3 mo. USD LIBOR + 2.50%)	4.89%	03/20/2025		991	993,016
Ashland LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	6.00%	05/17/2024		605	604,320
Asurion LLC
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.61%	08/04/2025		12,490	12,695,380
Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.11%	08/04/2022		39	39,369
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.11%	11/03/2023		16,659	16,686,705
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.11%	11/03/2024		89	89,181
AVS Group GmbH (Germany), Term Loan B (f)	—	07/17/2026	EUR	518	573,802
Blackhawk Network Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	06/15/2025		64	63,214
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.25%	06/15/2026		1,189	1,192,013
Blucora, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	5.26%	05/22/2024		2,615	2,622,395
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.52%	06/21/2024		2,909	2,768,721
Brightview Landscapes, LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.66%	08/15/2025		2,660	2,664,905
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.53%	10/14/2024	GBP	3,136	3,739,117
Cast & Crew Payroll, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.12%	02/09/2026		217	217,993
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.61%	03/01/2024		778	771,147
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 3.18% Cash Rate (g)	9.50%	08/15/2023		968	460,021
Term Loan (1 mo. USD LIBOR + 7.50%)	9.69%	02/15/2023		763	633,117
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.46%	08/08/2026		234	232,062
Crossmark Holdings, Inc., Exit Term Loan (1 mo. USD LIBOR + 10.00%)	12.15%	07/26/2023		862	870,273
Dream Secured Bondco AB (Sweden), Term Loan B1F (3 mo. EURIBOR + 3.50%)	3.50%	10/21/2022	EUR	849	938,266
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	7.15%	02/06/2026		4,535	4,552,691
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.11%	08/02/2024		42	41,682
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 1.50%) (Acquired 03/21/2017; Cost $417,660)(d)	3.61%	03/21/2022		418	419,855
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.36%	12/01/2023		36	35,986
GI Revelation Acquisition LLC
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.11%	04/16/2025		2,463	2,413,793
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	11.11%	04/16/2026		1,148	1,098,577
Global Payments, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.86%	04/21/2023		620	620,416
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.86%	10/17/2025		4,608	4,609,780
GlobalLogic Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	08/01/2025		46	46,219
Holding Socotec (France), Term Loan B-4 (f)	—	07/27/2024	EUR	1,072	1,181,756
I-Logic Technologies Bidco Ltd. (United Kingdom)
Term Loan (3 mo. USD LIBOR + 3.00%)	5.65%	12/20/2024		42	41,064
Term Loan (3 mo. EURIBOR + 3.00%)	4.00%	12/21/2024	EUR	476	526,425
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)(d)	5.51%	06/23/2024	GBP	1,337	1,626,448
Institutional Shareholder Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)(d)	6.83%	03/05/2026		2,867	2,838,057
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 03/04/2019; Cost $1,887,855)(d)	10.83%	03/05/2027		1,946	1,941,377
ION Trading Technologies S.a.r.l. (Ireland), Term Loan (6 mo. USD LIBOR + 4.00%)	6.65%	11/21/2024		1,898	1,830,434
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Iron Mountain, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.86%	01/02/2026		$ 3,419	$ 3,384,684
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.88%	03/09/2023		1,884	1,885,728
Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	07/23/2021		10,111	9,473,115
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.58%	07/23/2021		406	376,095
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.86%	04/25/2025		5,637	5,672,397
Learning Care Group (US) No. 2, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.48%	03/13/2025		2	2,288
LegalZoom.com, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.61%	11/21/2024		151	151,765
Monitronics International, Inc.
DIP Loan (1 mo. USD LIBOR + 5.00%) (Acquired 06/27/2019; Cost $4,171,562)(d)(e)	6.06%	07/03/2020		4,172	4,171,562
Term Loan (1 mo. USD LIBOR + 5.00%)	7.11%	07/01/2024		4,883	4,883,312
Term Loan B-2 (1 mo. USD LIBOR + 4.50%)	8.61%	09/30/2022		8,277	7,814,108
On Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.11%	04/02/2025		1,508	1,513,193
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.22%	03/18/2024		70	69,949
Prime Security Services Borrower, LLC, Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.86%	05/02/2022		411	410,738
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.12%	01/29/2025		129	126,327
Refinitiv US Holdings, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	5.86%	10/01/2025		12,301	12,374,867
Sector Alarm Holding A.S. (Norway), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	06/04/2026	EUR	946	1,047,861
ServiceMaster Co. (The), Term Loan C (1 mo. USD LIBOR + 2.50%)	4.61%	11/08/2023		328	329,124
ServPro Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	03/26/2026		479	478,968
SMS Systems Maintenance Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.11%	10/30/2023		4,112	3,381,786
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.58%	11/14/2022		16,506	16,171,709
Techem Verwaltungsgesellschaft Gmbh (Germany), Term Loan B-3 (3 mo. EURIBOR + 3.50%)	3.50%	07/31/2025	EUR	585	647,846
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	05/01/2024		2	1,948
TNS, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.26%	02/14/2020		465	459,662
Trans Union LLC
Incremental Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.11%	06/19/2025		130	130,041
Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.11%	04/09/2023		863	865,520
Travelport Finance (Luxembourg) S.a.r.l. (Luxembourg), Term Loan (1 mo. USD LIBOR + 5.00%)	7.54%	03/20/2026		2,219	2,049,301
Ventia Deco LLC (Australia), Term Loan B (3 mo. USD LIBOR + 3.50%)(d)	5.85%	06/25/2026		3,290	3,294,506
Wash MultiFamily Acquisition, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	05/16/2022		5,510	5,427,133
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	05/16/2022		908	894,145
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.11%	05/12/2023		222	216,875
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.11%	05/14/2023		39	37,985
West Corp.
Term Loan B (1 mo. USD LIBOR + 4.00%)	6.11%	10/10/2024		6,384	5,735,268
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.61%	10/10/2024		2,948	2,629,549
WEX, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.36%	05/17/2026		6,630	6,657,441
WowMidco SAS (France)
Term Loan B (f)	—	08/02/2026	EUR	1,872	2,066,240
Term Loan B (f)	—	08/08/2026	GBP	704	857,260
					182,996,109
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–4.77%
Altice Financing S.A. (France)
Incremental Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.20%	08/14/2026		$ 6,189	$ 6,148,385
Term Loan (1 mo. USD LIBOR + 2.75%)	4.94%	07/15/2025		1,227	1,192,697
Term Loan (1 mo. USD LIBOR + 2.75%)	4.95%	01/31/2026		2,458	2,381,717
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.88%	01/31/2026		13,837	13,625,760
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	01/03/2025		8,852	8,829,599
Cable One, Inc., Term Loan B-1 (1 mo. USD LIBOR + 1.75%)(d)	3.87%	05/01/2024		343	344,286
Charter Communications Operating, LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.33%	04/30/2025		891	893,786
CSC Holdings, LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	4.45%	01/15/2026		6,832	6,812,305
Term Loan (1 mo. USD LIBOR + 2.25%)	4.45%	07/17/2025		17,084	17,040,855
Term Loan (1 mo. USD LIBOR + 2.50%)	4.70%	01/25/2026		3,753	3,757,537
Ion Media Networks, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.12%	12/18/2024		5,334	5,333,021
MCC Iowa LLC, Term Loan M (1 wk. USD LIBOR + 2.00%)	4.14%	01/15/2025		64	64,433
Mediacom Illinois LLC, Term Loan N (1 wk. USD LIBOR + 1.75%)	3.89%	02/15/2024		2,510	2,513,523
Telenet Financing USD LLC (Belgium), Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.45%	08/15/2026		8,285	8,275,648
Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.50%)	4.69%	01/15/2026		15,603	15,619,497
Ziggo Secured Finance Partnership (Netherlands)
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.69%	04/15/2025		10,407	10,350,818
Term Loan F (6 mo. EURIBOR + 3.00%)	3.00%	04/15/2025	EUR	281	310,068
					103,493,935
Chemicals & Plastics–3.23%
Alpha US Bidco, Inc. (United Kingdom), Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.33%	01/31/2024		1,075	1,047,150
Ascend Performance Materials Operations LLC, Term Loan B (h)	0.00%	08/15/2026		7,481	7,499,394
Avantor, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.11%	11/21/2024		72	72,855
Axalta Coating Systems US Holdings, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.08%	06/01/2024		98	97,949
BCPE Max Dutch Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/01/2025	EUR	750	828,421
Cabot Microelectronics Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.38%	11/14/2025		3,777	3,788,761
Charter NEX US, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	05/16/2024		915	915,802
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	05/16/2024		82	80,762
Chemours Co. (The), Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.87%	04/03/2025		154	149,609
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	03/16/2025		36	35,899
Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	11/07/2024		1	1,283
Ferro Corp.
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.58%	02/14/2024		464	463,299
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.58%	02/14/2024		454	453,442
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.76%	08/07/2024		2,126	2,130,328
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.17%	10/20/2024		2,463	2,455,135
Hexion International Holdings B.V. (Netherlands)
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	06/26/2026	EUR	767	842,806
Term Loan B (3 mo. USD LIBOR + 3.50%)(d)	5.82%	06/26/2026		2,558	2,557,863
Ignition Midco B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	07/02/2025	EUR	1,618	1,791,790
Ineos US Finance LLC (Luxembourg), Term Loan (2 mo. USD LIBOR + 2.00%)	4.26%	03/31/2024		3,219	3,167,472
Invictus US NewCo LLC
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.15%	03/28/2025		1,819	1,804,831
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.90%	03/30/2026		1,149	1,144,084
KPEX Holdings, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 01/26/2018-05/10/2019; Cost $444,063)	9.11%	01/31/2026		448	412,064
Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	01/31/2025		1,034	966,927
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	4.83%	03/01/2026		13,186	13,122,948
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.81%	11/14/2025		$ 2,091	$ 2,093,302
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	5.75%	10/14/2024		767	764,842
Perstorp Holding AB (Sweden)
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/26/2026	EUR	408	430,952
Term Loan B (1 mo. USD LIBOR + 4.75%)	6.89%	02/27/2026		1,141	1,093,703
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	4.76%	02/05/2025		285	285,149
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.70%	11/20/2023		1,552	1,491,707
Starfruit US Holdco LLC (Netherlands), Term Loan (1 mo. USD LIBOR + 3.25%)	5.46%	10/01/2025		14,772	14,313,385
Tata Chemicals North America, Inc. (India), Term Loan (3 mo. USD LIBOR + 2.75%)	5.12%	08/07/2020		1,804	1,806,171
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.11%	09/06/2024		1,145	1,129,858
Tronox Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.95%	09/23/2024		153	151,848
Univar, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.50%)	4.61%	07/01/2024		0	232
Versum Materials, Term Loan (3 mo. USD LIBOR + 1.75%)	4.33%	09/29/2023		741	741,051
					70,133,074
Clothing & Textiles–0.46%
ABG Intermediate Holdings 2 LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	09/27/2024		3,257	3,249,700
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.87%	09/29/2025		3,568	3,586,410
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.23%	05/01/2024		1,940	1,745,766
Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	6.80%	05/17/2026		1,319	1,328,551
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.86%	04/25/2025		104	101,470
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	12/16/2024		1	497
					10,012,394
Conglomerates–0.32%
CTC AcquiCo GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 2.50%)	2.50%	03/07/2025	EUR	1,187	1,291,293
Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	4.87%	03/07/2025		1,647	1,625,555
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.87%	06/27/2024		1,424	1,410,852
Safe Fleet Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.21%	02/03/2025		1,173	1,128,555
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.75%) (Acquired 11/28/2018-05/10/2019; Cost $832,726)	5.96%	02/03/2025		855	831,469
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.96%	02/02/2026		580	565,577
					6,853,301
Containers & Glass Products–2.76%
Berlin Packaging, LLC
Term Loan (1 mo. USD LIBOR + 3.00%)	5.22%	11/07/2025		500	490,241
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.33%	11/07/2025		2,098	2,051,005
Berry Global, Inc.
Term Loan Q (1 mo. USD LIBOR + 2.25%)	4.45%	10/01/2022		702	703,033
Term Loan R (1 mo. USD LIBOR + 2.25%)	4.45%	01/19/2024		1,410	1,411,239
Term Loan T (1 mo. USD LIBOR + 2.00%)	4.20%	01/06/2021		42	42,090
Term Loan U (1 mo. USD LIBOR + 2.50%)	4.70%	07/01/2026		23,849	23,874,542
Term Loan V (1 mo. EURIBOR + 2.50%)	2.50%	05/17/2026	EUR	533	588,504
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.59%	04/03/2024		603	587,605
Consolidated Container Co. LLC
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	05/22/2024		146	144,390
Incremental Term Loan (3 mo. USD LIBOR + 3.50%)	5.61%	06/26/2026		1,912	1,907,618
Crown Americas LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.20%	04/03/2025		101	101,455
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017-05/22/2017; Cost $9,516,814)(d)	6.34%	03/21/2024		9,599	9,406,832
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Flex Acquisition Co., Inc.
Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	5.57%	06/29/2025		$ 5,085	$ 4,861,217
Term Loan (3 mo. USD LIBOR + 3.25%)	5.32%	12/29/2023		50	47,998
Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	10/19/2023		5,297	5,210,690
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 10/10/2016; Cost $387,491)	10.82%	10/21/2024		393	374,706
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	6.33%	11/21/2023		3,798	3,776,649
Klockner Pentaplast of America, Inc. (Luxembourg)
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	851	835,334
Term Loan (1 mo. USD LIBOR + 4.25%)	6.36%	06/30/2022		859	772,726
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.21%	04/09/2021		578	445,691
Refresco Group, N.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	450	494,961
TricorBraun, Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	6.02%	11/30/2023		238	232,528
Trident TPI Holdings, Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.36%	10/17/2024		1,002	960,019
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	447	472,466
					59,793,539
Cosmetics & Toiletries–0.98%
Alphabet Holding Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	09/26/2024		7,136	6,661,644
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.86%	09/26/2025		2,470	2,175,037
Anastasia Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.86%	08/11/2025		1,543	1,211,480
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.47%	04/05/2025		10,892	10,573,046
Rodenstock Holding GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.25%)	5.25%	06/05/2026	EUR	526	558,092
					21,179,299
Drugs–1.52%
Catalent Pharma Solutions, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.36%	05/17/2026		3,504	3,522,137
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.37%	04/29/2024		10,083	9,236,462
Grifols Worldwide Operations USA, Inc. (Spain), Term Loan B (1 wk. USD LIBOR + 2.25%)	4.39%	01/31/2025		1,598	1,601,530
Valeant Pharmaceuticals International, Inc. (Canada)
Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.95%	11/27/2025		9,738	9,746,290
Term Loan (1 mo. USD LIBOR + 3.00%)	5.20%	06/02/2025		8,779	8,806,093
					32,912,512
Ecological Services & Equipment–1.05%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.39%	11/10/2023		4,988	4,998,890
EnergySolutions, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	05/11/2025		2,184	2,071,817
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	05/30/2025		11,496	11,405,772
Patriot Container Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	03/20/2025		168	167,823
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%) (Acquired 03/16/2018-05/10/2019; Cost $901,515)(d)	9.87%	03/20/2026		921	879,246
Tunnel Hill Partners, L.P., Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	02/06/2026		504	502,303
US Ecology, Inc., Term Loan (f)	—	08/14/2026		899	903,650
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.61%	08/11/2023		1,792	1,784,424
					22,713,925
Electronics & Electrical–8.26%
Applied Systems, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	09/19/2024		21	21,198
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.33%	09/19/2025		173	175,373
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Blackboard, Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.30%	06/30/2021		$ 54	$ 53,596
Boxer Parent Co., Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.58%	10/02/2025		50	47,265
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.26%	04/18/2025		1,368	1,303,829
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.08%	06/16/2023		3,116	3,100,926
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	04/06/2026		12,366	12,329,540
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.12%	09/07/2023		673	675,243
Diebold Nixdorf, Inc.
Term Loan A (1 mo. USD LIBOR + 4.75%)	7.00%	04/30/2022		1,038	1,025,512
Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.38%	08/31/2022		5,394	5,717,866
Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	11/06/2023	EUR	1,876	1,946,269
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.00%	11/06/2023		3,564	3,376,776
DigiCert Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.11%	10/31/2024		83	83,489
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.12%	10/31/2025		663	663,467
Dynatrace LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.86%	08/22/2025		113	113,465
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.50%	12/17/2025		2,394	2,391,240
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.11%	05/06/2026		2,782	2,787,346
Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	2,794	3,049,864
Finastra USA, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.70%	06/13/2024		466	450,128
Go Daddy Operating Company, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.11%	02/15/2024		6,673	6,694,179
Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	07/01/2024		679	677,573
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.11%	07/07/2025		665	669,051
IGT Holding IV AB (Sweden), Term Loan B (3 mo. USD LIBOR + 3.50%) (Acquired 07/25/2017-05/10/2019; Cost $1,673,178)	6.08%	07/26/2024		1,676	1,671,843
Imperva, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.93%	01/11/2027		1,845	1,821,558
MA Finance Co., LLC (United Kingdom), Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.36%	11/19/2021		476	473,467
Marcel Bidco LLC, Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	03/11/2025	EUR	277	303,664
Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	8.34%	05/08/2025		4,718	4,729,450
McAfee, LLC, Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	09/30/2024	EUR	2,749	3,032,289
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.37%	08/15/2022		3,383	3,403,966
Microchip Technology, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.12%	05/29/2025		4,337	4,345,363
Mirion Technologies, Inc., Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	6.33%	03/06/2026		59	59,665
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)(d)	5.40%	07/05/2023		777	778,500
Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	7.12%	04/29/2026		3,953	3,963,004
NCR Corp.
Delayed Draw Term Loan	0.00%	08/08/2026		2,125	2,124,141
Term Loan (f)	—	08/28/2026		2,429	2,427,589
Neustar, Inc.
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.61%	08/08/2024		2,794	2,717,148
Term Loan B-5 (1 mo. USD LIBOR + 4.50%)	6.61%	08/08/2024		1,919	1,887,137
Oberthur Technologies of America Corp. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	3,267	3,536,100
OEConnection LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.00%) (Acquired 11/22/2017-05/10/2019; Cost $1,275,590)(d)	6.12%	11/22/2024		1,281	1,281,424
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017-05/10/2019; Cost $430,708)(d)	10.12%	11/22/2025		435	438,251
Open Text Corp. (Canada), Term Loan (1 mo. USD LIBOR + 1.75%)	3.86%	05/30/2025		73	72,907
Optiv, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.36%	01/31/2025		1,215	805,213
Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	02/01/2024		5,714	4,742,584
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.61%	07/02/2025		6,753	6,736,317
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.45%	01/02/2025		$ 3,643	$ 3,634,099
Project Leopard Holdings, Inc.
Incremental Term Loan (6 mo. USD LIBOR + 4.25%)	6.45%	07/07/2023		2,235	2,232,281
Term Loan (6 mo. USD LIBOR + 4.50%)	6.70%	07/07/2023		1,622	1,625,248
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.51%	05/16/2025		11,330	11,064,883
Renaissance Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	05/30/2025		46	44,780
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.11%	05/29/2026		773	743,749
Resideo Funding, Inc, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.33%	10/25/2025		1,439	1,443,416
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.37%	04/24/2022		10,451	8,789,467
RP Crown Parent, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.86%	10/12/2023		92	92,174
Sandvine Corp.
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)(d)	6.61%	10/31/2025		4,134	4,124,041
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 10/31/2018; Cost $552,879)(d)	10.12%	11/02/2026		564	555,700
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.86%	10/31/2025		3,721	3,715,003
Severin Acquisition, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.46%	08/01/2025		8	8,035
SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.64%	05/16/2025		544	507,474
SS&C Technologies, Inc.
Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.36%	07/08/2022		51	50,797
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.36%	04/16/2025		6,000	6,014,767
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.36%	04/16/2025		4,055	4,064,463
Term Loan B-5 (1 mo. USD LIBOR + 2.25%)	4.36%	04/16/2025		6,359	6,368,684
Sybil Software LLC
Term Loan (3 mo. USD LIBOR + 2.25%)	4.58%	09/29/2023		4,367	4,385,586
Term Loan (3 mo. EURIBOR + 2.50%)	2.50%	09/30/2023	EUR	21	22,817
TIBCO Software, Inc., Term Loan B-2 (3 mo. USD LIBOR + 4.00%)	6.25%	06/30/2026		1	10
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.73%	09/28/2024		6,654	6,651,060
Ultimate Software Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	05/04/2026		7,487	7,514,621
Verint Systems, Inc., Term Loan (2 mo. USD LIBOR + 2.00%)	4.23%	06/29/2024		396	398,056
Wall Street Systems Delaware, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.65%	11/21/2024		1,852	1,800,805
Western Digital Corp., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.86%	04/29/2023		1,719	1,716,365
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.61%	12/01/2023		2,833	2,804,316
					179,077,472
Equipment Leasing–0.09%
Irel AcquiCo. GmbH (Germany), Term Loan B-1	0.00%	05/29/2026	EUR	1,747	1,939,606
United Rentals (North America), Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.86%	10/31/2025		27	26,880
					1,966,486
Financial Intermediaries–0.92%
Edelman Financial Center, LLC (The), First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.43%	07/19/2025		55	55,194
Evergood 4 APS (Denmark)
Second Lien Term Loan (3 mo. EURIBOR + 7.00%)	8.00%	02/06/2027	EUR	1,154	1,265,133
Term Loan B-1E (2 mo. EURIBOR + 3.25%)(e)	3.00%	02/06/2025	EUR	714	786,077
Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	02/06/2025	EUR	737	813,276
Term Loan B-2 (d)	3.75%	02/06/2025	EUR	236	260,517
GEO Group, Inc. (The), Term Loan (1 mo. USD LIBOR + 2.00%)	4.12%	03/22/2024		3,249	3,039,684
LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.40%	09/23/2024		1,664	1,670,252
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	8.33%	05/31/2023		7,508	7,297,084
RPI Finance Trust, Term Loan B-6 (1 mo. USD LIBOR + 2.00%)	4.11%	03/27/2023		3,409	3,420,477
SGG Holdings S.A. (Luxembourg), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	1,145	1,236,230
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–(continued)
Stiphout Finance LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	10/26/2022		$ 147	$ 144,754
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.36%	10/26/2023		43	41,518
					20,030,196
Food & Drug Retailers–0.09%
Albertsons Co., Inc., Term Loan B-8 (1 mo. USD LIBOR + 2.75%)	4.86%	08/17/2026		449	451,803
Carrols Restaurant Group, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.40%	04/30/2026		1,482	1,439,034
					1,890,837
Food Products–3.36%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.96%	10/01/2025		1	884
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.97%	10/01/2026		1,227	1,217,494
CHG PPC Parent LLC
Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	03/31/2025		217	215,277
Term Loan B (1 mo. EURIBOR + 4.00%)	4.00%	03/31/2025	EUR	324	359,391
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.29%	07/03/2020		6,113	5,868,285
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.90%	04/06/2024		7,273	7,196,142
H-Food Holdings, LLC
Incremental Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.11%	05/23/2025		292	285,958
Term Loan (1 mo. USD LIBOR + 3.69%)	5.80%	05/23/2025		4,018	3,917,657
Jacobs Douwe Egberts International B.V. (Netherlands), Term Loan B (1 mo. USD LIBOR + 2.00%)	4.25%	11/01/2025		5,483	5,495,459
JBS USA Lux S.A., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.61%	05/01/2026		19,442	19,507,014
Manna Pro Products, LLC
Delayed Draw Loan (Acquired 05/30/2019; Cost $803,989)(d)(e)	0.00%	12/08/2023		812	803,989
Incremental Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/30/2019; Cost $2,719,393)(d)	8.11%	12/08/2023		2,747	2,719,393
Mastronardi Produce-USA, Inc. (Canada), Term Loan B (1 mo. USD LIBOR + 3.25%)	5.36%	05/01/2025		1,506	1,505,965
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.45%	05/15/2024		3,943	3,928,608
Post Holdings, Inc., Series A, Incremental Term Loan (1 mo. USD LIBOR + 2.00%)	4.15%	05/24/2024		1,952	1,955,666
Shearer’s Foods, LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.36%	06/30/2021		2,682	2,683,265
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.86%	06/30/2022		449	445,803
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.36%	10/22/2025		17,724	14,726,074
					72,832,324
Food Service–2.58%
Aramark Services, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.08%	03/11/2025		18	18,198
Carlisle FoodService Products, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	03/20/2025		1,259	1,200,621
EG Finco Ltd. (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	6.33%	02/06/2025		1,385	1,369,091
Term Loan B (3 mo. USD LIBOR + 4.00%)	6.33%	02/06/2025		1,058	1,045,841
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2025	EUR	1,877	2,020,736
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.86%	07/20/2025		3,559	3,380,661
New Red Finance, Inc. (Canada), Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.36%	02/16/2024		21,416	21,415,995
NPC International, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.70%	04/19/2024		2,571	1,875,446
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.82%	04/18/2025		669	276,604
Pizza Hut Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	3.93%	04/03/2025		186	185,982
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–(continued)
Restaurant Technologies, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	10/01/2025		$ 94	$ 94,382
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.61%	10/01/2026		1,465	1,467,049
Tacala Investment Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.11%	02/01/2025		29	28,165
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.12%	02/01/2026		533	533,793
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.63%	09/26/2024		3,142	2,657,783
US Foods, Inc.
Incremental Term Loan B (f)	—	08/15/2026		4,040	4,053,359
Term Loan (1 mo. USD LIBOR + 2.00%)	4.11%	06/27/2023		12,779	12,809,532
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	11/29/2024		1,501	1,502,969
					55,936,207
Forest Products–0.00%
American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.61%	04/06/2024		23	22,643
Health Care–3.68%
Acadia Healthcare Co., Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.61%	02/11/2022		1,809	1,812,658
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.61%	02/16/2023		7,217	7,232,503
Argon Medical Devices Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.86%	01/23/2025		3	3,316
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.11%	01/23/2026		220	217,815
athenahealth, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	6.68%	02/11/2026		6,074	6,057,229
Biogroup-LCD (France), Term Loan B (3 mo. EURIBOR + 3.75%)(d)	3.75%	06/14/2025	EUR	588	648,299
BVI Medical, Inc., Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	03/02/2026	EUR	472	525,589
Cheplapharm Arzneimittel GmbH (Germany), Term Loan B-3 (3 mo. EURIBOR + 4.00%)	4.00%	07/20/2025	EUR	473	526,295
Convatec, Inc. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.25%)	4.58%	10/31/2023		675	673,969
Curium BidCo S.a.r.l. (Luxembourg), Term Loan B (3 mo. USD LIBOR + 4.00%)	6.22%	06/27/2026		2,449	2,458,430
Dentalcorp Perfect Smile ULC (Canada)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.86%	06/06/2025		30	29,283
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.61%	06/08/2026		2,075	2,054,449
Femur Buyer, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.98%	03/05/2026		36	35,989
Financiere Mendel (France), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	04/12/2026	EUR	3,442	3,817,816
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	06/28/2024		707	697,899
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.22%	10/27/2022		600	604,170
HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.61%	08/15/2026		4,832	4,825,880
IQVIA, Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.33%	01/17/2025		783	784,987
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	2,795	3,075,609
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	02/03/2024		2,822	2,829,255
MED ParentCo., L.P.
Delayed Draw Term Loan (h)	0.00%	07/31/2026		630	624,412
First Lien Term Loan (f)	—	08/02/2026		2,522	2,500,606
Second Lien Term Loan (f)	—	08/02/2027		1,041	1,046,497
Nidda Healthcare Holding AG (Germany)
Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.27%	08/21/2024	GBP	486	593,579
Term Loan D (3 mo. EURIBOR+ 4.00%)	4.00%	08/21/2024	EUR	1,978	2,193,471
Ortho-Clinical Diagnostics, Inc. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.25%)	5.57%	06/30/2025		5,380	5,089,438
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	09/27/2024		153	144,772
Prophylaxis B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	06/05/2025	EUR	2,578	2,521,166
Sunshine Luxembourg VII S.a.r.l. (Luxembourg)
Term Loan (f)	—	07/17/2026	EUR	1,572	1,736,638
Term Loan (3 mo. USD LIBOR + 4.25%)(f)	—	07/23/2026		8,613	8,622,228
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.37%	09/02/2024		$ 45	$ 42,798
Synlab Bondco PLC (United Kingdom), First Lien Term Loan (f)	—	07/01/2026	EUR	3,065	3,382,814
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	02/06/2024		3,657	2,957,635
Terveys-ja hoivapalvelut Suomi Oy (Finland)
First Lien Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	08/11/2025	EUR	1,802	2,001,322
Second Lien Term Loan (3 mo. EURIBOR + 7.50%)	7.50%	07/19/2026	EUR	986	1,087,899
Unilabs Diagnostics AB (Sweden), Revolver Loan (d)(e)	0.00%	04/01/2021	EUR	1,850	2,019,179
WP CityMD Bidco LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.71%	08/13/2026		4,302	4,264,599
					79,740,493
Home Furnishings–0.82%
Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.86%	02/05/2024		2,602	2,582,374
Global Appliance, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.12%	09/29/2024		3,068	3,058,055
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	08/05/2024		1,607	1,548,980
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	2,191	1,854,819
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.61%	02/28/2025		535	518,649
PGT Innovations Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.69%	02/16/2022		142	142,359
Serta Simmons Bedding, LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.70%	11/08/2023		5,018	3,370,439
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.18%	11/08/2024		704	318,306
TGP Holdings III, LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	09/25/2024		3,566	3,378,843
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.83%	09/25/2025		1,001	941,461
					17,714,285
Industrial Equipment–1.62%
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.61%	04/28/2025		739	715,462
Alpha AB Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/30/2025	EUR	705	761,460
Altra Industrial Motion Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.11%	10/01/2025		941	938,828
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.70%	12/11/2024		267	265,830
Clark Equipment Co. (South Korea), Term Loan B (3 mo. USD LIBOR + 2.00%)	4.33%	05/18/2024		3,827	3,830,029
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	4.83%	01/31/2024		100	99,632
Crosby US Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	6.92%	06/20/2026		1,806	1,780,944
Delachaux Group S.A. (France)
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	04/16/2026	EUR	1,364	1,508,108
Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	6.83%	04/16/2026		937	934,206
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.86%	08/29/2023		369	370,977
Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	07/19/2024		1,258	1,258,262
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	07/19/2024		1,991	1,932,146
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.58%	07/18/2025		1,812	1,793,957
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.86%	07/30/2024		3,502	3,516,052
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.98%	05/31/2023		842	843,566
Hamilton Holdco LLC (Australia), Term Loan (3 mo. USD LIBOR + 2.00%)(d)	4.33%	07/02/2025		4,309	4,319,959
MX Holdings US, Inc., Term Loan B-1C (1 mo. USD LIBOR + 3.00%)	5.11%	07/31/2025		3,373	3,377,993
New VAC US LLC (Germany), Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.33%	03/08/2025		1,285	1,278,028
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.83%	11/27/2020		284	265,318
Rexnord LLC/RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.11%	08/21/2024		277	278,809
Robertshaw US Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.38%	02/28/2025		2,669	2,505,892
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.13%	02/28/2026		1,177	1,033,641
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
Terex Corp.
Term Loan (2 mo. USD LIBOR + 2.00%)	4.11%	01/31/2024		$ 637	$ 637,292
Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	01/31/2024		907	910,253
					35,156,644
Insurance–0.38%
Alliant Holdings Intermediate, LLC, Initial Term Loan (1 mo. USD LIBOR + 3.00%)	5.15%	05/09/2025		652	635,220
Andromeda Investissements S.A. (France)
Term Loan B-1 (f)	—	04/26/2026	EUR	926	1,030,810
Term Loan B-2 (f)	—	04/26/2026	EUR	483	537,748
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.62%	08/16/2025		341	342,177
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.27%	04/25/2025		108	105,694
Sedgwick Claims Management Services, Inc.
First Lien Term Loan (f)	—	08/08/2026		778	776,639
Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	12/31/2025		151	146,994
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	05/16/2024		4,673	4,569,640
					8,144,922
Leisure Goods, Activities & Movies–2.78%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.61%	02/01/2024		18,207	17,885,481
Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.87%	10/19/2023		5,112	5,097,169
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.86%	11/07/2023		135	135,675
Callaway Golf Co., Term Loan (1 mo. USD LIBOR + 4.50%)	6.71%	01/04/2026		164	166,885
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.36%	02/28/2025		13,434	13,355,072
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.98%	11/08/2023		3,583	3,106,325
Dorna Sports, S.L. (Spain), Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	5.20%	04/12/2024		2,081	2,032,455
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.36%	04/18/2025		3,474	3,477,138
Invictus Media S.L.U. (Spain)
Term Loan A-1 (f)	—	06/28/2024	EUR	646	711,721
Term Loan A-2 (f)	—	06/28/2024	EUR	401	441,418
Term Loan B-1 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	1,417	1,564,625
Term Loan B-2 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	849	937,925
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.15%	12/16/2024		2,258	2,269,550
Life Time Fitness, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.88%	06/10/2022		358	356,780
Live Nation Entertainment, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	3.88%	10/31/2023		170	171,388
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.00%) (Acquired 07/07/2017; Cost $1,072,900)(d)	4.00%	07/11/2024	CHF	1,039	1,042,091
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.11%	02/22/2024		582	582,979
Shutterfly, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 2.50%)	4.87%	08/17/2024		2,116	2,117,217
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.69%	08/19/2024		1,394	1,394,669
SRAM, LLC, Delayed Draw Term Loan (d)(e)	0.00%	03/15/2024		1,213	1,213,431
SSH Group Holdings, Inc.
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	6.51%	07/30/2025		340	337,891
Second Lien Term Loan (2 mo. USD LIBOR + 8.25%)	10.51%	07/30/2026		703	703,468
UFC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.37%	04/29/2026		470	470,770
Vue International Bidco PLC (United Kingdom)
Delayed Draw Term Loan (f)	—	06/21/2026	EUR	114	126,061
Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	633	701,077
					60,399,261
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–3.71%
AMCP Clean Acquisition Co., LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	06/16/2025		$ 209	$ 207,620
Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	06/16/2025		865	858,110
Aristocrat Technologies, Inc. (Australia), Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.03%	10/19/2024		66	66,612
B&B Hotels SAS (France)
Second Lien Term Loan B (f)	—	07/10/2027	EUR	821	900,061
Term Loan B-1A (3 mo. EURIBOR + 4.75%)	4.75%	07/10/2026	EUR	1,802	2,002,086
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.25%)	4.39%	09/15/2023		826	827,078
Caesars Entertainment Operating Co., LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.11%	10/06/2024		43	42,999
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.86%	12/23/2024		21,369	21,087,114
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	04/18/2024		3,662	3,666,463
ESH Hospitality, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.11%	08/30/2023		713	714,499
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (1 mo USD LIBOR + 2.00%)	4.11%	11/30/2023		879	881,362
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.90%	06/22/2026		3,531	3,544,122
Markermeer Finance B.V. (Netherlands), Term Loan B-3 (f)	—	12/22/2024	EUR	1,237	1,364,023
MGM Growth Properties Operating Partnership L.P., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.11%	03/24/2025		711	712,518
PCI Gaming Authority, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.12%	05/15/2026		2,991	3,010,962
Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.36%	10/15/2025		2,984	2,996,205
Scientific Games International, Inc., Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	4.89%	08/14/2024		4,016	3,974,609
Stars Group (US) Co-Borrower, LLC (Canada), Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	07/10/2025		9,609	9,650,348
Station Casinos, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.62%	06/08/2023		7,653	7,678,050
Tackle Group S.a.r.l. (Luxembourg), Term Loan B (f)	—	08/02/2024	EUR	3,892	4,283,294
Twin River Management Group, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.86%	05/10/2026		2,094	2,096,340
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.17%	12/20/2024		7,651	7,673,230
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.86%	05/30/2025		2,170	2,179,718
Wynn Resorts, Ltd., Term Loan (1 mo. USD LIBOR + 2.25%)	4.37%	10/30/2024		87	87,141
					80,504,564
Nonferrous Metals & Minerals–0.61%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.86%	03/21/2025		1,818	1,818,492
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	06/01/2025		6,459	5,356,607
Form Technologies LLC
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)(d)	5.58%	01/28/2022		2,539	2,443,472
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.83%	01/30/2023		25	24,803
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.13%	05/01/2025		2,199	2,073,455
US Salt, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(d)	6.86%	01/16/2026		1,492	1,497,710
					13,214,539
Oil & Gas–5.04%
BCP Raptor, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.36%	06/24/2024		2,404	2,201,970
Blackstone CQP Holdco, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	09/30/2024		14,885	14,908,691
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.17%	05/21/2025		3,827	3,456,753
California Resources Corp.
Term Loan (1 mo. USD LIBOR + 10.38%)	12.49%	12/31/2021		3,321	2,964,234
Term Loan (1 mo. USD LIBOR + 4.75%)	6.87%	12/31/2022		3,947	3,609,580
Centurion Pipeline Co., LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	09/29/2025		1,676	1,677,645
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.71%	03/06/2023		6,092	5,851,153
Delek US Holdings, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	4.58%	03/31/2025		5,727	5,706,597
Encino Acquisition Partners Holdings, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	8.86%	10/29/2025		3,460	2,594,750
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas–(continued)
Fieldwood Energy LLC
First Lien Term Loan (3 mo. USD LIBOR + 5.25%)	7.51%	04/11/2022	$ 7,492	$ 6,639,588
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.51%	04/11/2023	8,514	6,537,448
Glass Mountain Pipeline Holdings, LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	7.12%	12/23/2024	2,072	2,004,869
Gulf Finance, LLC, Term Loan B (1 mo. USD LIBOR + 5.25%)	7.52%	08/25/2023	2,914	2,312,962
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	8.03%	07/02/2023	3,437	3,118,768
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	02/17/2025	2,794	2,590,033
McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.11%	05/12/2025	10,027	9,231,193
Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	09/29/2025	1,207	1,208,227
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.61%	12/13/2024	4,232	3,981,185
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 9.50%) (Acquired 06/19/2019-06/28/2019; Cost $4,294,416)(d)	11.83%	06/27/2022	4,614	4,245,024
Paragon Offshore Finance Co., Term Loan (Acquired 07/18/2014; Cost $16,629)(d)(i)(j)	0.00%	07/16/2021	17	0
Petroleum GEO-Services ASA (Norway), Term Loan (3 mo. USD LIBOR + 2.50%)	4.83%	03/19/2021	6,779	6,430,245
Prairie ECI Acquiror L.P., Term Loan B (3 mo. USD LIBOR + 4.75%)	7.08%	03/11/2026	3,656	3,581,251
Seadrill Operating L.P. (United Kingdom), Term Loan (3 mo. USD LIBOR + 6.00%)	8.33%	02/21/2021	19,884	11,860,762
Southcross Energy Partners, L.P.
DIP Term Loan (3 mo. Prime Rate + 5.25%)(i)	10.50%	10/01/2019	438	425,461
First Lien Term Loan (3 mo. Prime Rate + 5.25%)(i)	10.50%	10/01/2019	135	131,027
PIK Term Loan (i)(j)	0.00%	08/04/2021	1,567	1,172,537
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)(d)	8.69%	03/30/2023	917	889,340
				109,331,293
Publishing–1.41%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.11%	04/11/2025	1,729	1,736,502
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	07/12/2024	54	53,403
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.37%	06/07/2023	7,666	7,367,170
Clear Channel Outdoor Holdings, Inc., Term Loan B (h)	0.00%	08/15/2026	11,130	11,137,654
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.51%	06/01/2022	624	627,063
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.21%	10/04/2023	820	817,102
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	10/24/2021	1,867	1,868,868
Southern Graphics, Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.38%	12/31/2022	5,073	4,106,982
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.11%	01/27/2024	2,946	2,947,090
				30,661,834
Radio & Television–2.36%
Diamond Sports Group LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.39%	08/24/2026	9,313	9,334,605
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	4.83%	01/02/2026	5,877	5,886,834
iHeartCommunications, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.23%	05/01/2026	3,865	3,882,992
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.48%	01/17/2024	353	352,160
Nexstar Broadcasting, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.37%	01/17/2024	1,772	1,767,809
Term Loan B-4 (3 mo. USD LIBOR + 2.75%)	4.89%	06/20/2026	17,401	17,431,580
Sinclair Television Group, Inc.
Term Loan B (1 mo. USD LIBOR + 2.25%)	4.37%	01/03/2024	7,972	7,967,971
Term Loan B-2b (1 mo. USD LIBOR + 2.50%)	4.54%	09/30/2026	4,448	4,452,516
				51,076,467
Retailers (except Food & Drug)–1.04%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.11%	09/25/2024	9,303	8,873,468
BJ’s Wholesale Club, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 2.75%)	4.94%	02/03/2024	98	98,279
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–(continued)
Claire’s Stores, Inc., First Lien Term Loan (6 mo. USD LIBOR + 7.25%) (Acquired 10/12/2018; Cost $109,393)	9.94%	09/15/2038		$ 109	$ 202,378
Fossil Group, Inc., Term Loan (1 mo. USD LIBOR + 8.00%)	10.09%	12/31/2020		894	895,651
Fullbeauty Brands Holdings Corp.
Term Loan (3 mo. USD LIBOR + 10.00%)(d)	12.47%	02/07/2022		760	740,724
Term Loan B-1 (3 mo. USD LIBOR + 8.50%)	11.47%	02/07/2024		1,155	1,108,880
Term Loan B-2	10.77%	02/07/2022		47	47,279
Party City Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.62%	08/19/2022		1,324	1,310,677
Payless, Inc.
Term Loan A-1 (j)	0.00%	02/10/2022		1,535	805,787
Term Loan A-2 (j)	0.00%	08/10/2022		2,881	1,022,753
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.51%	01/26/2023		9,682	6,987,084
Vivarte (France), PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (g)	7.00%	10/29/2019	EUR	1,156	492,314
					22,585,274
Surface Transport–1.16%
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	10.87%	11/12/2020		6,312	3,786,935
Kenan Advantage Group, Inc. (The)
Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	07/29/2022		1,950	1,886,600
Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	07/29/2022		7,282	7,045,665
Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.11%	10/12/2024		27	26,726
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.06%	12/06/2024		5,682	5,642,568
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.36%	06/26/2021		3,184	3,034,799
XPO Logistics, Inc.
Term Loan B (1 mo. USD LIBOR + 2.00%)	4.11%	02/24/2025		824	825,712
Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.68%	02/24/2025		2,844	2,860,145
					25,109,150
Telecommunications–8.59%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.86%	01/31/2025		21,691	21,416,280
Colorado Buyer, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	6.21%	05/01/2024		11,952	11,578,765
Term Loan (1 mo. USD LIBOR + 3.00%)	5.21%	05/01/2024		672	631,852
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.12%	10/05/2023		11,952	11,476,757
Frontier Communications Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.87%	06/15/2024		2,075	2,055,523
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	05/16/2024		507	504,877
Intelsat Jackson Holdings S.A. (Luxembourg)
Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	5.90%	11/27/2023		679	679,845
Term Loan B-5 (2 mo. USD LIBOR + 6.63%)	6.62%	01/02/2024		4,524	4,583,239
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	02/22/2024		16,482	16,512,933
Lumentum Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%) (d)	4.61%	12/10/2025		1,196	1,201,527
Midcontinent Communications, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.28%	07/29/2026		1,923	1,932,520
MLN US Holdco LLC
First Term Loan B (1 mo. USD LIBOR + 4.50%)	6.61%	11/30/2025		4,785	4,602,431
Second Lien Term Loan (3 mo. USD LIBOR + 8.75%)	10.86%	11/30/2026		2,179	1,902,729
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	11/15/2024		3,475	3,421,402
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	04/25/2025	EUR	3,213	3,542,741
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.12%	04/11/2025		13,598	13,538,864
Sprint Communications, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.13%	02/02/2024		9,650	9,642,744
Term Loan (1 mo. USD LIBOR + 2.50%)	4.63%	02/02/2024		24,576	24,453,181
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	7.20%	03/09/2023		4,349	4,072,813
Telesat LLC (Canada), Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.83%	11/17/2023		16,662	16,689,424
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
26	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Telecommunications–(continued)
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.33%	05/02/2023		$ 6,129	$ 5,996,980
Windstream Services, LLC
DIP Term Loan (1 mo. USD LIBOR + 2.50%)(i)	4.62%	02/26/2021		3,740	3,760,900
Term Loan B-6 (3 mo. Prime Rate + 5.00%)(i)(j)	10.25%	03/29/2021		11,780	12,011,461
Term Loan B-7 (3 mo. Prime Rate + 4.25%)(i)	9.50%	02/17/2024		5,761	5,810,308
Zayo Group, LLC
Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.11%	01/19/2021		880	881,150
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.36%	01/19/2024		3,302	3,307,954
					186,209,200
Utilities–5.64%
AES Corp. (The), Term Loan (3 mo. USD LIBOR + 1.75%)	3.88%	05/24/2022		418	418,928
AI Alpine AT BidCo GmbH
Term Loan B (1 mo. USD LIBOR + 2.75%)(d)	5.00%	10/25/2025		34	33,154
Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	10/31/2025	EUR	962	1,050,418
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.61%	05/27/2022		894	894,537
Brookfield WEC Holdings, Inc., Incremental Term Loan (h)	0.00%	08/01/2025		533	533,976
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.61%	01/15/2025		11,387	11,372,382
Calpine Corp.
Term Loan B-10 (1 mo. USD LIBOR + 2.50%)	4.61%	08/12/2026		4,967	4,960,520
Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.83%	01/15/2024		9,669	9,672,833
Term Loan B-9 (2 mo. USD LIBOR + 2.75%)	5.08%	04/05/2026		13,689	13,695,988
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.86%	10/02/2023		7,836	7,873,340
Granite Acquisition, Inc.
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.82%	12/17/2021		4,564	4,586,538
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.83%	12/17/2021		678	681,373
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	9.58%	12/19/2022		956	957,369
Heritage Power, LLC, Term Loan B (3 mo. USD LIBOR + 6.00%)	8.21%	07/01/2026		5,384	5,293,474
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	08/28/2025		253	254,342
KAMC Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.18%	08/14/2026		1,876	1,876,187
Lightstone Holdco LLC
Term Loan B (1 mo. USD LIBOR + 3.75%)	5.86%	01/30/2024		8,317	8,034,254
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.86%	01/30/2024		469	453,145
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.36%	05/16/2024		4,548	4,546,041
Pacific Gas and Electric Co.
Delayed Draw Term Loan (e)	0.00%	01/29/2020		1,983	1,983,193
DIP Term Loan (1 mo. USD LIBOR + 2.25%)	4.50%	12/31/2020		5,913	5,949,581
Pike Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.40%	07/24/2026		2,438	2,442,996
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	03/06/2025		2,315	2,095,453
Revere Power, LLC
Term Loan B (3 mo. USD LIBOR + 4.25%)	6.58%	03/27/2026		1,364	1,356,410
Term Loan C (3 mo. USD LIBOR + 4.25%)	6.58%	03/27/2026		212	210,847
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.62%	12/02/2021		561	537,728
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.11%	11/08/2022		54	54,130
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	12/08/2023		177	175,270
Vistra Operations Co. LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.00%)	4.15%	12/31/2025		20,320	20,368,195
Term Loan (1 mo. USD LIBOR + 2.00%)	4.11%	08/04/2023		9,967	9,989,156
					122,351,758
Total Variable Rate Senior Loan Interests (Cost $1,901,631,758)					1,848,813,232
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
27	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
U.S. Dollar Denominated Bonds & Notes–7.76%
Aerospace & Defense–0.75%
TransDigm, Inc.(k)	6.25%	03/15/2026	$15,087	$ 16,312,517
Air Transport–0.17%
Mesa Airlines, Inc. Class B	5.75%	07/15/2025	3,766	3,745,735
Automotive–0.24%
Allison Transmission, Inc.(k)	5.88%	06/01/2029	1,581	1,699,575
IHO Verwaltungs GmbH (Germany)(k)	4.75%	09/15/2026	1,965	1,908,506
Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc.(k)	6.25%	05/15/2026	1,488	1,547,520
				5,155,601
Business Equipment & Services–0.62%
Dun & Bradstreet Corp. (The)(k)	6.87%	08/15/2026	1,480	1,606,725
Prime Security Services Borrower, LLC / Prime Finance, Inc.(k)	5.25%	04/15/2024	5,890	6,098,565
Prime Security Services Borrower, LLC/Prime Finance, Inc.(k)	5.75%	04/15/2026	5,425	5,669,125
				13,374,415
Cable & Satellite Television–1.46%
Altice Financing S.A. (Luxembourg)(k)	6.63%	02/15/2023	851	879,721
Altice Financing S.A. (Luxembourg)(k)	7.50%	05/15/2026	10,469	11,175,658
Altice France S.A. (France)(k)	8.12%	02/01/2027	2,763	3,053,115
Altice France S.A. (France)(k)	7.37%	05/01/2026	3,732	3,993,240
CSC Holdings, LLC(k)	5.50%	05/15/2026	10,933	11,588,980
Virgin Media Secured Finance PLC (United Kingdom)(k)	5.50%	08/15/2026	1,027	1,077,066
				31,767,780
Chemicals & Plastics–0.15%
Avantor, Inc.(k)	6.00%	10/01/2024	2,940	3,160,500
Containers & Glass Products–0.57%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)(k)	4.25%	09/15/2022	1,695	1,722,544
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)(k)	4.63%	05/15/2023	1,643	1,685,652
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(k)	4.13%	08/15/2026	3,346	3,391,941
Berry Global, Inc.(k)	4.87%	07/15/2026	2,312	2,433,380
Reynolds Group Issuer, Inc./LLC	5.75%	10/15/2020	130	130,347
Reynolds Group Issuer, Inc./LLC (3 mo. USD LIBOR + 3.50%)(k)(l)	5.80%	07/15/2021	1,868	1,870,335
Trivium Packaging Finance B.V. (Netherlands)(k)	5.50%	08/15/2026	1,069	1,133,140
				12,367,339
Drugs–0.02%
Catalent Pharma Solutions, Inc.(k)	5.00%	07/15/2027	322	338,135
Electronics & Electrical–1.58%
CommScope, Inc.(k)	8.25%	03/01/2027	2,356	2,317,715
CommScope, Inc.(k)	6.00%	03/01/2026	7,705	7,886,068
Dell International LLC/EMC Corp.(k)	5.45%	06/15/2023	1,385	1,506,254
Dell International LLC/EMC Corp.(k)	4.90%	10/01/2026	8,835	9,452,794
Dell International LLC/EMC Corp.(k)	5.30%	10/01/2029	11,044	11,983,367
Riverbed Technology, Inc.(k)	8.87%	03/01/2023	2,004	1,182,360
				34,328,558
Food Service–0.05%
eG Global Finance PLC (United Kingdom)(k)	6.75%	02/07/2025	1,211	1,173,156
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
28	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Health Care–0.33%
CHS/Community Health Systems, Inc.(k)	8.00%	03/15/2026	$ 6,186	$ 5,954,025
IQVIA, Inc.(k)	5.00%	05/15/2027	1,209	1,280,029
				7,234,054
Industrial Equipment–0.43%
F-Brasile S.p.A / F-Brasile US LLC (Italy)(k)	7.38%	08/15/2026	9,234	9,418,680
Lodging & Casinos–0.08%
ESH Hospitality, Inc.(k)	5.25%	05/01/2025	1,390	1,440,387
VICI Properties 1 LLC / VICI FC, Inc.	8.00%	10/15/2023	205	225,135
				1,665,522
Nonferrous Metals & Minerals–0.13%
TiZir Ltd. (United Kingdom)(k)	9.50%	07/19/2022	2,611	2,760,478
Oil & Gas–0.01%
Pacific Drilling S.A.(k)	8.38%	10/01/2023	155	142,019
Publishing–0.42%
Clear Channel Worldwide Holdings, Inc.(k)	5.13%	08/15/2027	7,906	8,291,417
Clear Channel Worldwide Holdings, Inc.(k)	9.25%	02/15/2024	672	738,360
				9,029,777
Radio & Television–0.66%
Clear Channel International B.V.(k)	8.75%	12/15/2020	5,235	5,349,489
Diamond Sports Group LLC/Diamond Sports Finance Co.(k)	5.38%	08/15/2026	2,720	2,862,800
iHeartCommunications, Inc.(k)	5.25%	08/15/2027	1,321	1,392,242
iHeartCommunications, Inc.	6.37%	05/01/2026	1,554	1,686,514
iHeartCommunications, Inc.	8.37%	05/01/2027	2,786	3,019,176
				14,310,221
Steel–0.00%
ERP Iron Ore, LLC 8.00% PIK Rate(d)(j)	0.00%	12/31/2019	56	39,038
Telecommunications–0.06%
Goodman Networks, Inc.	8.00%	05/11/2022	2,535	1,305,469
Windstream Services, LLC / Windstream Finance Corp.(i)(k)	9.00%	06/30/2025	12	7,020
				1,312,489
Utilities–0.03%
Calpine Corp.(k)	5.25%	06/01/2026	725	736,781
Total U.S. Dollar Denominated Bonds & Notes (Cost $165,228,306)				168,372,795
			Shares
Common Stocks & Other Equity Interests–2.12%(m)
Aerospace & Defense–0.10%
IAP Worldwide Services, Inc.(d)(n)			134	2,242,390
Automotive–0.05%
Dayco Products, LLC(n)			3,261	114,135
Dayco Products, LLC(n)			3,266	114,310
ThermaSys Corp.(d)(n)			1,949,645	619,012
Transtar Holding Co., Class A(d)(n)			3,149,478	267,706
				1,115,163
Building & Development–0.07%
Lake at Las Vegas Joint Venture, LLC, Class A(d)(n)			518	0
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
29	Invesco Floating Rate Fund

	Shares	Value
Building & Development–(continued)
Lake at Las Vegas Joint Venture, LLC, Class B(d)(n)	4	$ 0
Masonite International Corp.(n)	27,093	1,446,495
		1,446,495
Business Equipment & Services–0.07%
Checkout Holding Corp.(d)(n)	15,070	79,117
Crossmark Holdings, Inc., Wts. expiring 07/26/2024(d)(n)	11,489	932,953
Crossmark Holdings, Inc., Wts. expiring 07/26/2024(d)(n)	519	0
EmployBridge Holding Co.(n)	43,971	385,318
		1,397,388
Cable & Satellite Television–0.14%
Ion Media Networks, Inc.(d)(n)	4,471	2,962,037
Drugs–0.00%
Envigo RMS Holding Corp., Class A, Wts. expiring 04/29/2024(d)(n)	3,490	19,963
Envigo RMS Holding Corp., Class B, Wts. expiring 04/29/2024(d)(n)	5,595	32,003
		51,966
Food Products–0.00%
QCE LLC(d)(n)	17	0
Health Care–0.00%
Millennium International, Ltd.	259,087	22,670
Insurance–0.00%
Western and Southern Life Insurance Co. (The)	11	312
Lodging & Casinos–0.12%
Caesars Entertainment Corp.(n)	83,880	965,459
Twin River Worldwide Holdings, Inc.	74,652	1,690,868
		2,656,327
Oil & Gas–0.65%
AF Global, Inc.(d)(n)	1,049	58,744
C&J Energy Services, Inc.(n)	47,780	456,777
Fieldwood Energy LLC(n)	53,244	1,544,076
Fieldwood Energy LLC(n)	14,375	416,875
HGIM Corp.(d)(n)	6,310	78,875
HGIM Corp., Wts. expiring 07/02/2043(d)(n)	28,193	352,412
Pacific Drilling S.A.(n)	178,023	1,082,380
Paragon Offshore Finance Co., Class A (Cayman Islands) (d)(i)(n)	4,595	1,356
Paragon Offshore Finance Co., Class B (Cayman Islands)(d)(i)(n)	2,298	64,919
Samson Investment Co., Class A(n)	261,209	6,366,969
Transocean Ltd.(n)	428,980	1,951,859
Tribune Resources, Inc., Wts., expiring 04/03/2023(d)(n)	170,533	5,116
Tribune Resources, Inc.(n)	658,667	1,786,634
		14,166,992
Publishing–0.20%
Clear Channel Outdoor Holdings, Inc.(n)	646,324	1,680,443
F&W Publications, Inc.(d)(n)	288	0
Merrill Communications LLC, Class A(d)(n)	133,776	2,608,632
Tribune Publishing Co.	2,262	17,304
		4,306,379
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
30	Invesco Floating Rate Fund

			Shares		Value
Radio & Television–0.17%
iHeartCommunications, Inc., Wts., expiring 05/01/2039(n)				242,574	$ 3,240,061
iHeartMedia, Inc.(n)				32,283	445,505
					3,685,566
Retailers (except Food & Drug)–0.05%
Claire’s Stores, Inc.(n)				1,210,692	432,500
Fullbeauty Brands Holdings Corp.(d)(n)				6,173	509,272
Payless, Inc.(d)(n)				146,073	0
Toys ’R’ Us-Delaware, Inc.				11	52,521
					994,293
Surface Transport–0.00%
U.S. Shipping Corp.(d)(n)				6,189	62
U.S. Shipping Corp., CPR(d)(n)				87,805	74,634
					74,696
Telecommunications–0.01%
Consolidated Communications Holdings, Inc.				32,797	132,172
Goodman Networks, Inc.(d)(n)				159,473	0
					132,172
Utilities–0.49%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022(d)(n)				101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022(d)(n)				165	0
Vistra Energy Corp.				410,978	10,253,901
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(n)				410,978	337,002
Vistra Operations Co. LLC(d)(n)				606,090	33,335
					10,624,238
Total Common Stocks & Other Equity Interests (Cost $73,199,586)					45,879,084
	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–1.14%
Automotive–0.21%
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(k)(l)	4.88%	04/15/2024	EUR	2,000	2,181,525
Superior Industries International, Inc.(k)	6.00%	06/15/2025	EUR	535	499,940
Tenneco, Inc.(k)	5.00%	07/15/2024	EUR	1,718	1,924,477
					4,605,942
Building & Development–0.03%
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)(l)	5.12%	11/15/2022	EUR	291	267,216
Haya Finance 2017 S.A. (Spain)(k)	5.25%	11/15/2022	EUR	344	315,912
					583,128
Cable & Satellite Television–0.14%
Altice Finco S.A. (Luxembourg)(k)	4.75%	01/15/2028	EUR	1,299	1,380,521
Altice Luxembourg S.A. (Luxembourg)(k)	8.00%	05/15/2027	EUR	462	546,564
Altice Luxembourg S.A. REGS (Luxembourg)(k)	8.00%	05/15/2027	EUR	947	1,120,338
					3,047,423
Containers & Glass Products–0.01%
Trivium Packaging Finance B.V. (Netherlands)(k)	3.75%	08/15/2026	EUR	145	170,661
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
31	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–0.32%
AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(k)(l)	5.00%	08/01/2024	EUR	500	$ 488,805
Cabot Financial Luxembourg II S.A. (United Kingdom) (3 mo. EURIBOR + 6.38%)(k)(l)	6.38%	06/14/2024	EUR	880	1,000,889
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(k)(l)	4.50%	09/01/2023	EUR	336	326,241
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(k)(l)	3.50%	09/01/2023	EUR	1,402	1,333,282
Newday Bondco Plc (Jersey)(k)	7.37%	02/01/2024	GBP	1,370	1,543,323
Newday Bondco Plc (Jersey) (3 mo. GBP LIBOR + 6.50%)(k)(l)	7.27%	02/01/2023	GBP	1,955	2,201,548
					6,894,088
Food Service–0.02%
eG Global Finance PLC REGS (United Kingdom)(k)	3.63%	02/07/2024	EUR	163	174,807
eG Global Finance PLC REGS (United Kingdom)(k)	4.37%	02/07/2025	EUR	223	238,961
					413,768
Health Care–0.07%
IDH Finance Plc (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)(l)	6.77%	08/15/2022	GBP	1,500	1,619,766
Home Furnishings–0.23%
Shop Direct Funding PLC (United Kingdom)(k)	7.75%	11/15/2022	GBP	4,711	5,060,943
Lodging & Casinos–0.11%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%)(k)(l)	6.14%	07/15/2025	GBP	1,963	2,316,920
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $27,205,070)					24,712,639

Structured Products–0.62%
Clontarf Park CLO, REGS, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(k)(l)	5.10%	08/05/2030	EUR	387	412,990
Diamond CLO Ltd., Series 2019-1A, Class C (3 mo. USD LIBOR + 3.60%)(k)(l)	6.22%	04/25/2029		$3,247	3,243,699
FS KKR Capital Corp., Series 2019-1A, Class A2 (3 mo. USD LIBOR + 3.00%)(k)(l)	4.89%	07/15/2030		$3,421	3,421,003
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class DR (3 mo. USD LIBOR + 4.75%)(k)(l)	7.03%	10/25/2028		$2,899	2,899,015
OCP Euro CLO (Ireland),
REGS, Series 2017-1, Class E (3 mo. EURIBOR + 5.35%)(k)(l)	5.35%	06/18/2030	EUR	100	107,949
REGS, Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(k)(l)	5.00%	01/15/2032	EUR	437	465,673
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(k)(l)	7.15%	04/15/2026		$2,920	2,858,633
Total Structured Products (Cost $13,406,862)					13,408,962
			Shares
Preferred Stocks–0.02%
Automotive–0.02%
ThermaSys Corp., Series A				415,320	331,737
Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc., Series A(d)				197	34,475
Vivarte, Class A (France)(d)				7,780	0
Vivarte, Class A Preference Shares (France)(d)				259	0
Vivarte, Class B Preference Shares (France)(d)				259	0
					34,475
Telecommunications–0.00%
Goodman Networks, Inc., Series A-1(d)				189,735	75,894
Total Preferred Stocks (Cost $546,004)					442,106

Money Market Funds–4.77%
Invesco Government & Agency Portfolio,Institutional Class, 2.02%(o)				36,190,339	36,190,339
Invesco Liquid Assets Portfolio,Institutional Class, 2.14%(o)				25,844,952	25,855,290
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
32	Invesco Floating Rate Fund

	Shares	Value

Invesco Treasury Portfolio,Institutional Class, 1.98%(o)	41,360,631	$ 41,360,631
Total Money Market Funds (Cost $103,406,260)		103,406,260
TOTAL INVESTMENTS IN SECURITIES–101.70% (Cost $2,284,623,846)		2,205,035,078
OTHER ASSETS LESS LIABILITIES–(1.70)%		(36,757,273)
NET ASSETS–100.00%		$2,168,277,805
Investment Abbreviations:
CHF	– Swiss Franc
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
Rts.	– Rights
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act") and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 8.
(f)	This variable rate interest will settle after August 31, 2019, at which time the interest rate will be determined.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Zero coupon bond issued at a discount.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2019 was $15,051,576, which represented less than 1% of the Fund’s Net Assets.
(k)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $196,342,982, which represented 9.06% of the Fund’s Net Assets.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(m)	Acquired through the restructuring of senior loans.
(n)	Non-income producing security.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/17/2019	Bank of America Merrill Lynch	CHF	1,064,357	USD	1,083,849	$ 7,206
09/17/2019	Bank of America Merrill Lynch	USD	8,708,034	GBP	7,180,717	34,440
09/17/2019	Barclays Bank PLC	EUR	1,720,814	USD	1,939,251	46,083
09/17/2019	Barclays Bank PLC	GBP	6,948,054	USD	8,701,914	242,705
09/17/2019	Barclays Bank PLC	USD	8,512,816	GBP	7,018,226	31,827
10/15/2019	Barclays Bank PLC	EUR	21,106,171	USD	23,469,788	198,230
10/15/2019	Canadian Imperial Bank of Commerce	EUR	21,106,171	USD	23,537,180	265,622
09/17/2019	Citibank N.A.	EUR	20,496,274	USD	23,121,335	572,184
09/17/2019	Citibank N.A.	GBP	7,293,924	USD	9,122,593	242,290
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
33	Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
10/15/2019	Citibank N.A.	EUR	21,106,172	USD	23,484,014	$ 212,455
10/15/2019	Citibank N.A.	GBP	799,621	USD	981,836	7,143
10/15/2019	Citibank N.A.	SEK	46,453	USD	4,832	87
09/17/2019	Goldman Sachs International	EUR	20,496,274	USD	23,114,981	565,830
10/15/2019	Goldman Sachs International	EUR	2,251,656	USD	2,504,591	21,927
09/17/2019	J.P. Morgan Chase Bank, N.A.	GBP	6,937,027	USD	8,688,009	242,225
09/17/2019	J.P. Morgan Chase Bank, N.A.	SEK	46,453	USD	4,986	248
10/15/2019	Morgan Stanley & Co. LLC	EUR	248,266	USD	276,467	2,730
09/17/2019	Royal Bank of Canada	EUR	21,418,614	USD	24,170,113	606,243
10/15/2019	Royal Bank of Canada	CHF	1,067,758	USD	1,098,599	15,684
10/15/2019	Royal Bank of Canada	EUR	14,029	USD	15,640	172
09/17/2019	Toronto Dominion Bank	EUR	20,496,274	USD	23,116,928	567,778
09/17/2019	Toronto Dominion Bank	USD	8,466,578	GBP	6,980,062	31,601
10/15/2019	Toronto Dominion Bank	EUR	21,105,729	USD	23,545,678	274,607
Subtotal—Appreciation						4,189,317
Currency Risk
10/15/2019	Bank of America Merrill Lynch	GBP	6,997,918	USD	8,496,571	(33,493)
09/17/2019	Barclays Bank PLC	USD	23,406,758	EUR	21,094,581	(199,376)
10/15/2019	Barclays Bank PLC	GBP	6,970,336	USD	8,464,230	(32,213)
09/17/2019	Canadian Imperial Bank of Commerce	USD	23,473,628	EUR	21,094,581	(266,245)
09/17/2019	Citibank N.A.	USD	23,421,314	EUR	21,094,582	(213,931)
09/17/2019	Citibank N.A.	USD	4,823	SEK	46,453	(86)
09/17/2019	Royal Bank of Canada	USD	1,092,227	CHF	1,064,357	(15,585)
09/17/2019	Royal Bank of Canada	USD	281,302	EUR	250,368	(5,857)
09/17/2019	Toronto Dominion Bank	USD	23,482,080	EUR	21,094,139	(275,184)
10/15/2019	Toronto Dominion Bank	GBP	6,997,918	USD	8,497,698	(32,366)
10/15/2019	UBS AG	USD	914,463	EUR	820,858	(9,390)
Subtotal—Depreciation						(1,083,726)
Total Forward Foreign Currency Contracts						$ 3,105,591

Abbreviations:
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
34	Invesco Floating Rate Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $2,181,217,586)	$ 2,101,628,818
Investments in affiliated money market funds, at value (Cost $103,406,260)	103,406,260
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	4,189,317
Cash	48,903,739
Foreign currencies, at value (Cost $12,848,504)	12,862,118
Receivable for:
Investments matured, at value (Cost $8,988,729)	140,399
Dividends	255,002
Fund shares sold	1,122,584
Interest	10,346,252
Investments sold	89,456,091
Investment for trustee deferred compensation and retirement plans	182,782
Other assets	123,594
Total assets	2,372,616,956
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,083,726
Payable for:
Investments purchased	189,047,229
Dividends	1,829,082
Fund shares reacquired	3,392,861
Accrued fees to affiliates	691,259
Accrued trustees’ and officers’ fees and benefits	5,638
Accrued other operating expenses	268,885
Trustee deferred compensation and retirement plans	204,771
Unfunded loan commitments	7,815,700
Total liabilities	204,339,151
Net assets applicable to shares outstanding	$2,168,277,805
Net assets consist of:
Shares of beneficial interest	$ 2,368,634,215
Distributable earnings	(200,356,410)
$2,168,277,805
Net Assets:
Class A	$ 539,002,625
Class C	$ 213,446,316
Class R	$ 5,603,891
Class Y	$ 592,107,474
Class R5	$ 5,671,550
Class R6	$ 812,445,949
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	72,799,455
Class C	28,957,100
Class R	755,802
Class Y	80,087,258
Class R5	765,576
Class R6	109,914,657
Class A:
Net asset value per share	$ 7.40
Maximum offering price per share (Net asset value of $7.40 ÷ 97.50%)	$ 7.59
Class C:
Net asset value and offering price per share	$ 7.37
Class R:
Net asset value and offering price per share	$ 7.41
Class Y:
Net asset value and offering price per share	$ 7.39
Class R5:
Net asset value and offering price per share	$ 7.41
Class R6:
Net asset value and offering price per share	$ 7.39

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
35	Invesco Floating Rate Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Interest	$130,554,927
Dividends	2,088,028
Dividends from affiliated money market funds	1,760,192
Other income	274,743
Total investment income	134,677,890
Expenses:
Advisory fees	14,210,979
Administrative services fees	377,115
Custodian fees	269,391
Distribution fees:
Class A	1,454,222
Class C	2,194,147
Class R	27,338
Interest, facilities and maintenance fees	1,266,389
Transfer agent fees — A, C, R & Y	1,689,082
Transfer agent fees — R5	5,650
Transfer agent fees — R6	26,656
Trustees’ and officers’ fees and benefits	54,610
Registration and filing fees	138,453
Reports to shareholders	177,788
Professional services fees	150,442
Taxes	292,207
Other	79,272
Total expenses	22,413,741
Less: Fees waived and/or expense offset arrangement(s)	(90,628)
Net expenses	22,323,113
Net investment income	112,354,777
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(26,755,060)
Foreign currencies	(635,821)
Forward foreign currency contracts	8,287,943
(19,102,938)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(41,950,548)
Foreign currencies	477,827
Forward foreign currency contracts	1,877,658
(39,595,063)
Net realized and unrealized gain (loss)	(58,698,001)
Net increase (decrease) in net assets resulting from operations	$ 53,656,776
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
36	Invesco Floating Rate Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 112,354,777	$ 110,339,643
Net realized gain (loss)	(19,102,938)	1,487,494
Change in net unrealized appreciation (depreciation)	(39,595,063)	4,131,229
Net increase in net assets resulting from operations	53,656,776	115,958,366
Distributions to shareholders from distributable earnings(1):
Class A	(27,616,397)	(25,495,503)
Class C	(12,351,291)	(15,358,742)
Class R	(245,388)	(235,757)
Class Y	(37,987,697)	(42,632,667)
Class R5	(285,068)	(150,846)
Class R6	(34,526,997)	(28,890,761)
Total distributions from distributable earnings	(113,012,838)	(112,764,276)
Share transactions–net:
Class A	(34,336,728)	(45,642,976)
Class C	(165,492,535)	(61,311,478)
Class R	144,390	(770,602)
Class Y	(348,657,537)	(14,750,347)
Class R5	1,101,811	1,865,416
Class R6	213,357,164	(3,772,361)
Net increase (decrease) in net assets resulting from share transactions	(333,883,435)	(124,382,348)
Net increase (decrease) in net assets	(393,239,497)	(121,188,258)
Net assets:
Beginning of year	2,561,517,302	2,682,705,560
End of year	$2,168,277,805	$2,561,517,302

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
37	Invesco Floating Rate Fund

Statement of Cash Flows
For the year ended August 31, 2019
Cash provided by operating activities:
Net increase in net assets resulting from operations	$ 53,656,776
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,444,937,032)
Proceeds from sales of investments	1,752,564,305
Accretion of discount on investment securities	(3,174,703)
Decrease in receivables and other assets	501,196
Decrease in accrued expenses and other payables	(130,113)
Net realized loss from investment securities	26,755,060
Net change in unrealized depreciation on investment securities	41,950,548
Net change in unrealized appreciation of forward foreign currency contracts	(1,877,658)
Net cash provided by operating activities	425,308,379
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(27,046,776)
Proceeds from shares of beneficial interest sold	732,132,607
Disbursements from shares of beneficial interest reacquired	(1,150,534,616)
Net cash provided by (used in) financing activities	(445,448,785)
Net decrease in cash and cash equivalents	(20,140,406)
Cash and cash equivalents at beginning of period	185,312,523
Cash and cash equivalents at end of period	$ 165,172,117
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$ 86,806,389
Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$ 1,266,389
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
38	Invesco Floating Rate Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$7.57	$0.35	$ (0.17)	$ 0.18	$(0.35)	$7.40	2.50%	$539,003	1.08% (d)(e)	1.08% (d)(e)	1.03% (d)	4.71% (d)	55%
Year ended 08/31/18	7.56	0.31	0.02	0.33	(0.32)	7.57	4.47	585,865	1.07 (e)	1.08 (e)	—	4.15	51
Year ended 08/31/17	7.42	0.31	0.14	0.45	(0.31)	7.56	6.17	630,740	1.06 (e)	1.07 (e)	—	4.05	68
Year ended 08/31/16	7.56	0.36	(0.14)	0.22	(0.36)	7.42	3.12	661,442	1.10 (e)	1.11 (e)	—	4.93	70
Year ended 08/31/15	7.95	0.35	(0.38)	(0.03)	(0.36)	7.56	(0.42)	850,891	1.06 (e)	1.06 (e)	—	4.51	59
Class C
Year ended 08/31/19	7.53	0.31	(0.16)	0.15	(0.31)	7.37	2.12	213,446	1.58 (d)(e)	1.58 (d)(e)	1.53 (d)	4.21 (d)	55
Year ended 08/31/18	7.53	0.28	0.00	0.28	(0.28)	7.53	3.81	387,685	1.57 (e)	1.58 (e)	—	3.65	51
Year ended 08/31/17	7.39	0.27	0.14	0.41	(0.27)	7.53	5.65	448,408	1.56 (e)	1.57 (e)	—	3.55	68
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	7.39	2.74	458,340	1.60 (e)	1.61 (e)	—	4.43	70
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56 (e)	1.56 (e)	—	4.01	59
Class R
Year ended 08/31/19	7.58	0.33	(0.16)	0.17	(0.34)	7.41	2.25	5,604	1.33 (d)(e)	1.33 (d)(e)	1.28 (d)	4.46 (d)	55
Year ended 08/31/18	7.57	0.30	0.01	0.31	(0.30)	7.58	4.21	5,583	1.32 (e)	1.33 (e)	—	3.90	51
Year ended 08/31/17	7.44	0.29	0.13	0.42	(0.29)	7.57	5.76	6,345	1.31 (e)	1.32 (e)	—	3.80	68
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	7.44	3.00	6,191	1.35 (e)	1.36 (e)	—	4.68	70
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31 (e)	1.31 (e)	—	4.26	59
Class Y
Year ended 08/31/19	7.56	0.37	(0.17)	0.20	(0.37)	7.39	2.76	592,107	0.83 (d)(e)	0.83 (d)(e)	0.78 (d)	4.96 (d)	55
Year ended 08/31/18	7.55	0.33	0.02	0.35	(0.34)	7.56	4.72	963,386	0.82 (e)	0.83 (e)	—	4.40	51
Year ended 08/31/17	7.41	0.32	0.15	0.47	(0.33)	7.55	6.43	977,034	0.81 (e)	0.82 (e)	—	4.30	68
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	7.41	3.51	648,603	0.85 (e)	0.86 (e)	—	5.18	70
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81 (e)	0.81 (e)	—	4.76	59
Class R5
Year ended 08/31/19	7.58	0.37	(0.16)	0.21	(0.38)	7.41	2.80	5,672	0.83 (d)(e)	0.83 (d)(e)	0.78 (d)	4.96 (d)	55
Year ended 08/31/18	7.57	0.33	0.02	0.35	(0.34)	7.58	4.73	4,696	0.81 (e)	0.82 (e)	—	4.41	51
Year ended 08/31/17	7.43	0.32	0.15	0.47	(0.33)	7.57	6.43	2,830	0.82 (e)	0.83 (e)	—	4.29	68
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	7.43	3.52	1,858	0.84 (e)	0.85 (e)	—	5.19	70
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80 (e)	0.80 (e)	—	4.77	59
Class R6
Year ended 08/31/19	7.56	0.38	(0.17)	0.21	(0.38)	7.39	2.86	812,446	0.74 (d)(e)	0.74 (d)(e)	0.69 (d)	5.05 (d)	55
Year ended 08/31/18	7.55	0.34	0.02	0.36	(0.35)	7.56	4.83	614,302	0.73 (e)	0.74 (e)	—	4.49	51
Year ended 08/31/17	7.41	0.33	0.15	0.48	(0.34)	7.55	6.53	617,349	0.72 (e)	0.73 (e)	—	4.39	68
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	7.41	3.34	555,172	0.75 (e)	0.76 (e)	—	5.28	70
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70 (e)	0.70 (e)	—	4.87	59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $581,689, $292,553, $5,468, $764,217, $5,654 and $677,249 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratio includes line of credit expense of 0.05%, 0.05%, 0.05%, 0.05% and 0.03% for the years ended August 31, 2019, 2018, 2017, 2016 and 2015, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
39	Invesco Floating Rate Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
40	Invesco Floating Rate Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and
41	Invesco Floating Rate Fund

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
42	Invesco Floating Rate Fund

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.61%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $87,204.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
43	Invesco Floating Rate Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $57,584 in front-end sales commissions from the sale of Class A shares and $87,867 and $11,771 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2019, there were transfers from Level 3 to Level 2 of $16,639,242, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $22,627,783, due to third party vendor quotations utilizing single market quotes.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$ —	$ 1,760,490,914	$88,322,318	$1,848,813,232
U.S. Dollar Denominated Bonds & Notes	—	168,333,757	39,038	168,372,795
Common Stocks & Other Equity Interests	20,123,163	14,813,383	10,942,538	45,879,084
Non-U.S. Dollar Denominated Bonds & Notes	—	24,712,639	—	24,712,639
Structured Products	—	13,408,962	—	13,408,962
Preferred Stocks	—	331,737	110,369	442,106
Money Market Funds	103,406,260	—	—	103,406,260
Investments Matured	—	—	140,399	140,399
Total Investments in Securities	123,529,423	1,982,091,392	99,554,662	2,205,175,477
Other Investments - Assets*
Forward Foreign Currency Contracts	—	4,189,317	—	4,189,317
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,083,726)	—	(1,083,726)
Total Other Investments	—	3,105,591	—	3,105,591
Total Investments	$123,529,423	$ 1,985,196,983	$ 99,554,662	$2,208,281,068

*	Unrealized appreciation (depreciation).
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2019:
	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 08/31/19
Variable Rate Senior Loan Interests	$125,107,531	$ 56,329,445	$(96,817,909)	$(243,690)	$641,691	$(2,150,363)	$22,094,855	$(16,639,242)	$88,322,318
44	Invesco Floating Rate Fund

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 08/31/19
U.S. Dollar Denominated Bonds & Notes	44,615	–	–	17,566	–	(23,143)	–	–	39,038
Common Stocks & Other Equity Interests	8,448,586	8,856,008	(66,855)	–	35,433	(6,816,829)	486,195	–	10,942,538
Preferred Stocks	0	109,339	–	–	–	1,030	–	–	110,369
Investments Matured	74,634	18,456	–	28	–	548	46,733	–	140,399
Total	$ 133,675,366	$65,313,248	$ (96,884,764)	$ (226,096)	$ 677,124	$(8,988,757)	$ 22,627,783	$(16,639,242)	$ 99,554,662
Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 4,189,317
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 4,189,317
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,083,726)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(1,083,726)
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch	$ 41,646	$ (33,493)	$ 8,153	$–	$–	$ 8,153
Barclays Bank PLC	518,845	(231,589)	287,256	–	–	287,256
Canadian Imperial Bank of Commerce	265,622	(266,245)	(623)	–	–	(623)
Citibank N.A.	1,034,159	(214,017)	820,142	–	–	820,142
Goldman Sachs International	587,757	–	587,757	–	–	587,757
J.P. Morgan Chase Bank, N.A.	242,473	–	242,473	–	–	242,473
Morgan Stanley & Co. LLC	2,730	–	2,730	–	–	2,730
Royal Bank of Canada	622,099	(21,442)	600,657	–	–	600,657
45	Invesco Floating Rate Fund

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Toronto Dominion Bank	873,986	(307,550)	566,436	–	–	566,436
UBS AG	–	(9,390)	(9,390)	–	–	(9,390)
Total	$4,189,317	$(1,083,726)	$3,105,591	$–	$–	$3,105,591
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$ 8,287,943
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,877,658
Total	$10,165,601
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$356,775,557
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,424.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
Effective July 17, 2019, the Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $475,000,000 or (2) the limits set by its prospectus for borrowings. During the year ended August 31, 2019, the Fund did not draw on the revolving line of credit. This agreement will expire on July 15, 2020. Prior to July 17, 2019, the Fund could borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding
NOTE 8—Unfunded Loan Commitments
As of August 31, 2019, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:
Borrower	Type	Principal Amount(a)	Value
Allied Universal Holdco LLC	Delayed Draw Term Loan	$ 338,353	$ 338,353
46	Invesco Floating Rate Fund

Borrower	Type		Principal Amount(a)	Value
Evergood 4 APS	Term Loan	EUR	714,341	18,592
IAP Worldwide Services, Inc.	Revolver		929,279	929,279
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		79,415	78,075
Pacific Gas and Electric Co.	Delayed Draw Term Loan		1,983,193	1,983,193
Manna Pro Products, LLC	Delayed Draw Term Loan		211,961	209,841
Monitronics International Inc.	DIP Loan		783,232	783,232
SRAM, LLC	Delayed Draw Term Loan		1,213,431	1,213,431
Unilabs Diagnostics AB	Revolver	EUR	1,849,988	2,019,179
Transtar Holding Co.	Delayed Draw Term Loan		242,525	242,525
				$7,815,700
(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$113,012,838	$112,764,276

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 14,596,964
Net unrealized appreciation (depreciation) - investments	(92,453,573)
Net unrealized appreciation — foreign currencies	406,442
Temporary book/tax differences	(175,608)
Capital loss carryforward	(122,730,635)
Shares of beneficial interest	2,368,634,215
Total net assets	$2,168,277,805
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, foreign currency transactions and amortization differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$5,074,458	$117,656,177	$122,730,635

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $1,246,665,694 and $1,751,079,576, respectively. Cost of
47	Invesco Floating Rate Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 25,671,630
Aggregate unrealized (depreciation) of investments	(118,125,203)
Net unrealized appreciation (depreciation) of investments	$ (92,453,573)
Cost of investments for tax purposes is $2,300,734,641.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and bond amortization, on August 31, 2019, undistributed net investment income was increased by $6,073,667, undistributed net realized gain (loss) was decreased by $5,785,589 and shares of beneficial interest was decreased by $288,078. This reclassification had no effect on the net assets of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	15,746,107	$ 117,484,809	18,929,188	$ 143,533,968
Class C	5,442,356	40,396,244	6,770,878	51,103,833
Class R	221,829	1,665,718	136,694	1,037,418
Class Y	38,926,147	290,596,950	48,907,919	370,331,167
Class R5	402,269	3,010,002	336,775	2,554,713
Class R6	37,218,832	277,284,357	10,475,341	79,226,341
Issued as reinvestment of dividends:
Class A	2,734,932	20,340,764	2,462,146	18,658,658
Class C	1,145,899	8,487,397	1,509,699	11,390,606
Class R	132,321	992,417	27,068	205,416
Class Y	3,018,195	22,419,700	3,661,736	27,711,614
Class R5	38,190	284,045	17,965	136,259
Class R6	4,617,525	34,282,066	3,793,428	28,707,181
Automatic conversion of Class C shares to Class A shares:
Class A	13,611,986	100,418,260	-	-
Class C	(13,685,012)	(100,418,260)	-	-
Reacquired:
Class A	(36,698,991)	(272,580,561)	(27,425,782)	(207,835,602)
Class C	(15,398,333)	(113,957,916)	(16,415,089)	(123,805,917)
Class R	(334,882)	(2,513,745)	(265,294)	(2,013,436)
Class Y	(89,312,275)	(661,674,187)	(54,539,771)	(412,793,128)
Class R5	(294,726)	(2,192,236)	(108,892)	(825,556)
Class R6	(13,201,426)	(98,209,259)	(14,773,649)	(111,705,883)
Net increase (decrease) in share activity	(45,669,057)	$(333,883,435)	(16,499,640)	$(124,382,348)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
48	Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statements of operations and cash flows for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
49	Invesco Floating Rate Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period	Ending Account Value (08/31/19)[2]	Expenses Paid During Period[2]
Class A	$1,000.00	$1,016.30	$5.03	$1,020.21	$5.04	0.99%
Class C	1,000.00	1,013.70	7.56	1,017.69	7.58	1.49
Class R	1,000.00	1,015.00	6.30	1,018.95	6.31	1.24
Class Y	1,000.00	1,017.50	3.76	1,021.48	3.77	0.74
Class R5	1,000.00	1,019.00	3.66	1,021.58	3.67	0.72
Class R6	1,000.00	1,018.10	3.15	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
50	Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, above the performance of the Index for the three year period and the same as the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

51                         Invesco  Floating Rate Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

52                         Invesco  Floating Rate Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Qualified Dividend Income*	1.65%
Corporate Dividends Received Deduction*	1.65%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
53	Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Floating Rate Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Global Real Estate Income Fund
Nasdaq:
A: ASRAX ■ C: ASRCX ■ Y: ASRYX ■ R5: ASRIX ■ R6: ASRFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
7	Long-Term Fund Performance
9	Supplemental Information
12	Schedule of Investments
16	Financial Statements
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
31	Tax Information
32	Distribution Information
T-1	Trustees and Officers

Letters to Shareholders
Dear Shareholders:
Andrew Schlossberg
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Global Real Estate Income Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Global Real Estate Income Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	8.69%
Class C Shares	7.89
Class Y Shares	8.98
Class R5 Shares	8.98
Class R6 Shares	9.08
MSCI World Index▼ (Broad Market Index)	0.26
Custom Invesco Global Real Estate Income Index■ (Style-Specific Index)	8.12
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	8.70
Source(s): ▼RIMES Technologies Corp.; ■ Invesco, RIMES Technologies Corp.;♦ Lipper Inc.

Market conditions and your Fund
The fiscal year began with market volatility as currency issues, rising interest rates in the US and trade concerns weighed on global stocks, with developed markets generally faring better than emerging markets. Emerging markets struggled, particularly China, due to ongoing trade and tariff disputes with the US. Within the US, a stronger US dollar and higher interest rates also dampened returns and contributed to currency depreciation in a number of markets, including Turkey, Argentina and Brazil. Global equity markets, particularly the US, declined sharply in the fourth quarter of 2018 amid rising interest rates, a flattening US Treasury yield curve signaling a possible recession and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over Brexit negotia-
tions, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth — particularly in the eurozone.
After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter of 2019, hampered by ongoing US-China trade issues, potential for new tariffs and slowing global growth. Global equity markets, particularly China, declined sharply in May, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June 2019, most global equity markets managed modest positive returns for the sec-
ond quarter, with developed markets generally outperforming emerging markets.
The fiscal year ended much the same as it began, with market volatility. Global equity markets were impacted by the escalating trade war between the US and China, mounting concerns about the outlook for global economic growth and the brief inversion of the US and UK yield curves, which was perceived by some investors as an indicator of a recession. Global equity indexes, in general, ended the fiscal year in negative territory, with developed markets generally outperforming emerging markets.
Real estate investment trusts (REITs) performed strongly across most major regions during the fiscal year, with REITs doing well as investors sought defensive income characteristics given the prospects of slower corporate earnings growth for many more cyclical areas of the economy. Earnings reports generally showed a rise in net asset value in most countries and property types. Earnings growth moderated from the elevated levels of recent years to a more historically normal level in the mid-single digit range. Demand for REITs has allowed many companies to issue new equity at favorable valuations and deliver earnings accretive investment transactions. Outside retail real estate, investor and occupier demand for assets remained positive in most of the major global cities and property types during the fiscal year. Retail remained structurally challenged and many retail-focused REITs showed higher than ideal leverage. Leverage levels across the rest of the listed real estate universe remained fairly conservative and appropriate for later cycle conditions of slowing growth.
Portfolio Composition
By country, based on Net Assets
as of August 31, 2019
United States	64.84%
Japan	8.62
Germany	3.80
Hong Kong	3.59
Australia	3.02
United Kingdom	2.47
Singapore	2.23
Canada	2.13
Countries, each less than 2% of portfolio	5.61
Money Market Funds Plus Other Assets Less Liabilities	3.69
Top 10 Equity Holdings*
% of total net assets
1.	AvalonBay Communities, Inc.	2.46%
2.	Boston Properties, Inc.	1.69
3.	Crown Castle International Corp.	1.52
4.	Prologis, Inc.	1.50
5.	Public Storage	1.50
6.	Mid-America Apartment Communities, Inc.	1.43
7.	Hudson Pacific Properties, Inc.	1.31
8.	Sempra Energy, Series A, $6.00 Conv. Pfd.	1.54
9.	Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	1.51
10.	American Homes 4 Rent, Series E, Pfd.	1.33
Total Net Assets	$745.4 million
Total Number of Holdings*	171

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Global Real Estate Income Fund

We evaluate securities for the Fund based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage-backed securities (CMBS). When constructing the portfolio, we first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process in an effort to identify securities with certain characteristics including: attractive relative yields, favorable property market outlook and attractive valuations relative to peer investment alternatives.
On an absolute basis, common stocks and preferred securities, including convertible preferred securities, had the greatest contribution to the Fund’s performance for the fiscal year. Relative to the Fund’s style-specific benchmark, overweight exposure to CMBS and underweight exposure to common stocks detracted from relative performance. Conversely, the Fund’s overweight exposure to preferred securities contributed to relative performance.
From a country standpoint, relative to the Fund’s style-specific benchmark, underweight exposure to the UK and Hong Kong contributed to relative performance, as did overweight exposure to the US. Additionally, strong security selection in the UK, Hong Kong and Canada all benefited the Fund’s relative returns. Conversely, underweight exposure to Japan and security selection within the US detracted from the Fund’s relative performance during the fiscal year.
Top individual contributors to the Fund’s absolute performance during the fiscal year included two telecommunication infrastructure-related REITs, American Tower and Crown Castle International. Both companies reported double-digit growth in revenue and funds from operations for fiscal year 2018, with Crown Castle raising its expectations for 2019.
Top individual detractors from the Fund’s absolute performance during the fiscal year included Deutsche Wohnen and Macerich. Deutsche Wohnen, an owner of German residential properties, was negatively impacted by the proposed introduction of new rent regulations in Berlin during the fiscal year. Macerich, which is a retail REIT, detracted from the Fund’s performance on softer net operating income growth. While we remained concerned about the retail sector and maintained an underweight allocation at the close of the fiscal year, we continued to own Macerich as we believe the company owns high quality assets that should perform better than the retail average.
The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We believe the Fund’s ability to invest in both real estate equity and fixed income is particularly beneficial in today’s volatile market environment and can add value throughout the real estate cycle.
The Fund’s fixed income allocation may have the potential to help reduce overall volatility compared to an all-equity real estate portfolio.
The equity portion of the portfolio maintains a bias toward companies with higher quality assets, supply constrained real estate market exposure, generally lower-leveraged balance sheets and most importantly, above average-earnings growth. Listed real estate companies are generally maintaining financial discipline and may benefit from the falling cost of credit with interest rates having declined. Our portfolios seek to capture value creation by listed companies who are actively supplying new assets into markets where there is clear tenant demand. Within the broader investment context, we believe the cash flow security, fundamentally-driven earnings growth opportunity and tangible asset nature of real estate may offer relative attraction to a diversified investor.
We remain committed to owning quality real estate companies that we believe may benefit from sector trends. We continue to seek to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.
We thank you for your continued investment in Invesco Global Real Estate Income Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Cowen
Portfolio Manager, is co-lead manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2001. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo
Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.
Joe Rodriguez, Jr.
Portfolio Manager, is co-lead manager of Invesco Global Real Estate Income Fund and Chief Investment Officer for Invesco’s Listed Real Assets team. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.
Darin Turner
Portfolio Manager, is co-lead manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.
Ping-Ying Wang
Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Global Real Estate Income Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.
5	Invesco Global Real Estate Income Fund

Mark Blackburn
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.
Grant Jackson
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005. Mr. Jackson earned his BS degree in mechanical engineering from The University of Texas at Austin and his MBA from Southern Methodist University’s Cox School of Business.
6	Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source(s): Invesco, RIMES Technologies Corp.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
7	Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	7.95%
10 Years	7.89
5 Years	3.31
1 Year	2.71
Class C Shares
Inception (3/9/07)	3.49%
10 Years	7.71
5 Years	3.70
1 Year	6.89
Class Y Shares
Inception (10/3/08)	7.60%
10 Years	8.79
5 Years	4.75
1 Year	8.98
Class R5 Shares
Inception (3/9/07)	4.50%
10 Years	8.90
5 Years	4.83
1 Year	8.98
Class R6 Shares
10 Years	8.83%
5 Years	4.90
1 Year	9.08
On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	7.90%
10 Years	9.63
5 Years	3.25
1 Year	1.62
Class C Shares
Inception (3/9/07)	3.36%
10 Years	9.43
5 Years	3.64
1 Year	5.68
Class Y Shares
Inception (10/3/08)	7.51%
10 Years	10.53
5 Years	4.68
1 Year	7.76
Class R5 Shares
Inception (3/9/07)	4.39%
10 Years	10.65
5 Years	4.77
1 Year	7.88
Class R6 Shares
10 Years	10.58%
5 Years	4.86
1 Year	7.98
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 1.00%, 0.93% and 0.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed ex-
penses currently or in the past, returns would have been lower. See current prospectus for more information.
Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.
8	Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
9	Invesco Global Real Estate Income Fund

price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
10	Invesco Global Real Estate Income Fund

■	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Custom Invesco Global Real Estate Income Index is composed of FTSE NAREIT All Equity REIT Index through Aug. 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter.
■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■	The FTSE NAREIT All Equity REIT Index is considered representative of US REITs.
■	The FTSE EPRA/NAREIT Developed Index is considered representative of global real estate companies and REITs.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
11	Invesco Global Real Estate Income Fund

Schedule of Investments
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–58.81%
Australia–3.02%
Dexus	511,073	$ 4,439,231
Goodman Group	438,889	4,293,309
GPT Group (The)	780,783	3,363,023
Mirvac Group	1,729,150	3,719,081
Scentre Group	2,448,546	6,661,027
		22,475,671
Canada–1.60%
Allied Properties REIT	157,100	6,194,795
H&R REIT	234,600	3,987,531
Killam Apartment REIT	53,300	821,078
SmartCentres REIT	40,403	960,762
		11,964,166
France–1.67%
ICADE	42,491	3,758,277
Klepierre S.A.	90,056	2,749,308
Unibail-Rodamco-Westfield	45,109	5,904,990
		12,412,575
Germany–3.80%
Aroundtown S.A.	600,701	4,995,364
Deutsche Wohnen SE	102,886	3,646,432
Grand City Properties S.A.	240,554	5,520,354
LEG Immobilien AG	51,660	6,063,040
Vonovia SE	163,118	8,119,344
		28,344,534
Hong Kong–3.59%
CK Asset Holdings Ltd.	501,500	3,384,578
Hang Lung Properties Ltd.	1,168,000	2,633,786
Henderson Land Development Co. Ltd.	268,300	1,245,168
Hongkong Land Holdings Ltd.	184,800	1,007,019
Link REIT	478,500	5,361,885
New World Development Co. Ltd.	3,307,000	4,107,109
Sino Land Co. Ltd.	1,480,000	2,107,123
Sun Hung Kai Properties Ltd.	328,500	4,636,224
Swire Properties Ltd.	494,400	1,618,168
Wharf Real Estate Investment Co. Ltd.	128,000	690,426
		26,791,486
Ireland–0.29%
Green REIT PLC	1,017,573	2,132,109
Italy–0.24%
Infrastrutture Wireless Italiane S.p.A., REGS(a)	178,467	1,782,561
Japan–8.62%
Activia Properties, Inc.	341	1,659,935
Shares		Value
Japan–(continued)
Advance Residence Investment Corp.	784	$ 2,523,558
Comforia Residential REIT, Inc	913	2,878,771
Daiwa Office Investment Corp.	324	2,527,596
Invincible Investment Corp.	6,884	4,106,290
Japan Hotel REIT Investment Corp.	3,076	2,369,127
Japan Real Estate Investment Corp.	369	2,455,235
Japan Rental Housing Investments, Inc.	3,289	3,042,830
Japan Retail Fund Investment Corp.	1,462	2,925,377
Kenedix Office Investment Corp.	24	183,722
Kenedix Retail REIT Corp.	481	1,242,262
Mitsubishi Estate Co., Ltd.	197,700	3,777,681
Mitsui Fudosan Co., Ltd.	339,500	8,125,204
Mitsui Fudosan Logistics Park, Inc.	545	2,264,645
Mori Hills REIT Investment Corp.	1,814	2,811,239
Nippon Prologis REIT, Inc.	1,594	4,318,865
Nomura Real Estate Holdings, Inc.	62,200	1,316,541
ORIX JREIT, Inc.	2,445	5,155,705
Sekisui House Reit, Inc.	1,956	1,647,109
Sumitomo Realty & Development Co., Ltd.	59,100	2,218,947
Tokyo Tatemono Co., Ltd.	64,600	840,789
Tokyu Fudosan Holdings Corp.	558,900	3,461,337
Tokyu REIT, Inc.	1,267	2,419,366
		64,272,131
Singapore–2.23%
Ascendas REIT	1,726,900	3,830,446
CapitaLand Commercial Trust	1,484,700	2,278,168
CapitaLand Ltd.	529,700	1,321,401
CapitaLand Mall Trust	1,385,700	2,644,476
City Developments Ltd.	245,400	1,690,196
Mapletree Commercial Trust	1,068,200	1,754,397
Mapletree Logistics Trust	2,715,600	3,070,819
		16,589,903
South Africa–0.40%
Growthpoint Properties Ltd.	719,844	1,090,461
Redefine Properties Ltd.	1,646,639	851,789
SA Corporate Real Estate Ltd.	4,829,286	1,022,446
		2,964,696
Spain–1.44%
Atlantica Yield PLC	171,979	4,091,380
Cellnex Telecom S.A., REGS(a)(b)	45,789	1,833,442
Merlin Properties SOCIMI, S.A.	362,051	4,840,952
		10,765,774
Sweden–0.76%
Fabege AB	88,131	1,474,879
Hufvudstaden AB, Class A	130,310	2,413,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Global Real Estate Income Fund

Shares		Value
Sweden–(continued)
Wihlborgs Fastigheter AB	109,866	$ 1,768,456
		5,656,634
Switzerland–0.81%
Swiss Prime Site AG(b)	60,793	6,051,365
United Kingdom–2.47%
Assura PLC	3,508,600	2,959,146
Big Yellow Group PLC	95,820	1,247,852
Derwent London PLC	28,453	1,103,575
Hansteen Holdings PLC	1,002,617	1,133,375
Land Securities Group PLC	535,471	5,055,881
SEGRO PLC	360,862	3,450,618
Tritax Big Box REIT PLC	1,354,014	2,310,318
Workspace Group PLC	113,748	1,177,196
		18,437,961
United States–27.87%
Agree Realty Corp.	42,336	3,162,076
Alexandria Real Estate Equities, Inc.	20,129	3,016,129
American Tower Corp.	37,036	8,525,317
Apple Hospitality REIT, Inc.	229,732	3,659,631
AvalonBay Communities, Inc.	86,228	18,328,624
Boston Properties, Inc.	98,296	12,623,172
Camden Property Trust	17,263	1,868,720
CareTrust REIT, Inc.	62,635	1,490,087
Crown Castle International Corp.	77,814	11,296,258
CyrusOne, Inc.	63,802	4,686,895
Digital Realty Trust, Inc.	50,427	6,234,290
Dominion Energy, Inc.	41,157	3,195,018
EastGroup Properties, Inc.	24,534	3,054,974
Essential Properties Realty Trust, Inc.	146,003	3,315,728
Essex Property Trust, Inc.	20,794	6,680,280
Extra Space Storage, Inc.	21,077	2,569,708
Four Corners Property Trust, Inc.	103,174	2,939,427
HCP, Inc.	281,749	9,779,508
Healthcare Realty Trust, Inc.	202,683	6,735,156
Hudson Pacific Properties, Inc.	287,968	9,790,912
Liberty Property Trust	57,515	2,997,682
Macerich Co. (The)	65,950	1,881,553
Mid-America Apartment Communities, Inc.	84,050	10,647,454
National Retail Properties, Inc.	53,401	2,998,466
Park Hotels & Resorts, Inc.	72,574	1,709,118
Pebblebrook Hotel Trust	53,122	1,432,700
Prologis, Inc.	133,590	11,170,796
Public Storage	42,150	11,158,791
QTS Realty Trust, Inc., Class A	35,548	1,743,985
Retail Opportunity Investments Corp.	142,875	2,501,741
RLJ Lodging Trust	152,152	2,466,384
Simon Property Group, Inc.	27,065	4,031,061
STAG Industrial, Inc.	113,570	3,302,616
Sunstone Hotel Investors, Inc.	214,709	2,821,276
Shares		Value
United States–(continued)
Ventas, Inc.	93,468	$ 6,859,616
VICI Properties, Inc.	235,815	5,225,660
Vornado Realty Trust	53,583	3,240,164
Weingarten Realty Investors	72,586	1,922,803
Welltower, Inc.	30,678	2,747,522
Zayo Group Holdings, Inc.(b)	117,322	3,949,059
		207,760,357
Total Common Stocks & Other Equity Interests (Cost $379,232,571)		438,401,923
Preferred Stocks–18.01%
Canada–0.53%
Enbridge, Inc., 6.38%, Series B, Pfd.	141,000	3,936,720
United States–17.48%
American Homes 4 Rent, 6.50%, Series D, Pfd.	198,066	5,476,525
American Homes 4 Rent, 6.35%, Series E, Pfd.	357,532	9,885,760
American Homes 4 Rent, 5.88%, Series F, Pfd.	170,449	4,455,537
American Homes 4 Rent, 5.88%, Series G, Pfd.	74,800	2,006,884
American Homes 4 Rent, 6.25%, Series H, Pfd.	73,300	2,031,143
Crown Castle International Corp., 0.00%, Series A, $68.75 Conv. Pfd.	8,636	11,272,916
DCP Midstream, L.P., 7.88%, Series B, Pfd.	200,900	4,827,627
DCP Midstream, L.P., 7.95%, Series C, Pfd.	78,100	1,874,400
Digital Realty Trust, Inc., 6.63%, Series C, Pfd.	109,900	3,005,765
Digital Realty Trust, Inc., 6.35%, Series I, Pfd.	223,800	5,908,320
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	136,500	3,468,465
Dominion Energy, Inc., 0.00%, Series A, $7.25 Conv. Pfd.	32,660	3,329,687
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A, Pfd.	195,800	979
EnLink Midstream Partners L.P., 6.00%, Series C, Pfd.	4,425,000	3,340,875
Kimco Realty Corp., 5.63%, Series K, Pfd.	74,000	1,864,800
National Retail Properties, Inc., 5.70%, Series E, Pfd.	65,900	1,655,408
National Retail Properties, Inc., 5.20%, Series F, Pfd.	117,108	2,952,293
NuStar Logistics L.P., 9.04%, Pfd., (3 mo. USD LIBOR + 6.73%)	199,400	5,166,454
Pebblebrook Hotel Trust, 6.50%, Series C, Pfd.	173,470	4,451,240
Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.	179,361	4,575,499
Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	58,006	1,512,796
Public Storage, 4.95%, Series D, Pfd.	231,300	5,986,044
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Global Real Estate Income Fund

Shares		Value
United States–(continued)
Public Storage, 5.15%, Series F, Pfd.	13,700	$ 357,981
QTS Realty Trust, Inc., 7.13%, Series A, Pfd.	181,573	4,926,076
Sempra Energy, 0.00%, Series A, $6.00 Conv. Pfd.	99,304	11,445,779
STAG Industrial, Inc., 6.88%, Series C, Pfd.	110,300	3,044,280
Summit Hotel Properties, Inc., 6.25%, Series E, Pfd.	252,049	6,616,286
Sunstone Hotel Investors, Inc., 6.45%, Series F, Pfd.	35,000	894,950
Sunstone Hotel Investors, Inc., 6.95%, Series E, Pfd.	139,400	3,723,374
Targa Resources Partners L.P., 9.00%, Series A, Pfd.	284,600	7,772,426
Vornado Realty Trust, 5.40%, Series L, Pfd.	97,600	2,486,848
		130,317,417
Total Preferred Stocks (Cost $128,764,450)		134,254,137
Principal Amount
Asset-Backed Securities–17.17%
Banc of America Merrill Lynch Large Loan Re-REMIC Trust,
Series 2016-FR13, Class A, 1.64%, 08/27/2045(a)(c)	$ 5,000,000	4,688,381
Series 2013-FRR1, Class A1, 0.00%, 12/26/2020(a)(d)	6,650,000	6,350,185
Barclays Commercial Mortgage Securities Trust, Series 2013-TYSN, Class E, 3.71%, 09/05/2032(a)	7,800,000	7,834,292
BX Trust, Series 2018-MCSF, Class E, 4.34% (1 mo. USD LIBOR + 2.15%), 04/15/2035(a)(e)	500,000	502,851
Commercial Mortgage Trust, Series 2014-CR21, Class D, 4.08%, 12/10/2047(a)(c)	10,711,000	10,173,328
GS Mortgage Securities Corp. Trust,
Series 2017-500K, Class G, 4.70% (1 mo. USD LIBOR + 2.50%), 07/15/2032(a)(e)	8,244,000	8,191,069
Series 2017-500K, Class F, 4.00% (1 mo. USD LIBOR + 1.80%), 07/15/2032(a)(e)	1,150,000	1,151,569
GS Mortgage Securities Trust, Series 2015-590M, Class E, 3.93%, 10/10/2035(a)(c)	9,500,000	9,770,038
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class E, 4.81%, 09/15/2022(a)(c)	7,805,000	7,772,879
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class RIM, 4.30%, 09/15/2047(a)	10,000,000	9,965,417
Series 2014-C26, 4.99%, 09/15/2024(a)	10,000,000	10,515,468
Principal Amount		Value
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class D, 4.26%, 05/15/2046(a)(c)	$14,190,000	$ 14,456,165
Series 2013-C12, Class D, 4.92%, 10/15/2046(a)(c)	13,510,000	14,034,647
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class F, 4.80% (1 mo. USD LIBOR + 2.60%), 11/15/2034(a)(e)	7,700,000	7,715,967
Series 2017, Class E, 4.15% (1 mo. USD LIBOR + 1.95%), 11/15/2034(a)(e)	216,000	216,329
Series 2006-IQ11, Class B, 6.39%, 10/15/2042(c)	270,000	274,782
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.92%, 11/15/2032(a)(c)	11,150,000	11,356,473
New Orleans Hotel Trust, Series 2019-HNLA, Class F, 5.88% (1 mo. USD LIBOR + 3.69%), 04/15/2032(a)(e)	3,000,000	3,022,235
Total Asset-Backed Securities (Cost $121,238,466)		127,992,075
U.S. Dollar Denominated Bonds & Notes–2.32%
United States–2.32%
CenterPoint Energy, Inc., Series A, 6.13% (f)	1,958,000	2,052,405
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	7,400,000	7,659,000
Equinix, Inc., 5.38%, 01/01/2022	4,975,000	5,111,813
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/2023	2,500,000	2,506,250
Total U.S. Dollar Denominated Bonds & Notes (Cost $16,999,049)		17,329,468
Shares
Money Market Funds–3.60%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(g)	9,381,957	9,381,957
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(g)	6,695,547	6,698,225
Invesco Treasury Portfolio, Institutional Class, 1.98%(g)	10,722,237	10,722,237
Total Money Market Funds (Cost $26,802,264)		26,802,419
TOTAL INVESTMENTS IN SECURITIES—99.91% (Cost $673,036,800)		744,780,022
OTHER ASSETS LESS LIABILITIES–0.09%		640,148
NET ASSETS–100.00%		$745,420,170
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Global Real Estate Income Fund

Investment Abbreviations:
Conv.	– Convertible
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $131,333,296, which represented 17.62% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2019.
(d)	Zero coupon bond issued at a discount.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $646,234,536)	$ 717,977,603
Investments in affiliated money market funds, at value (Cost $26,802,264)	26,802,419
Foreign currencies, at value (Cost $1,173,367)	1,173,481
Receivable for:
Investments sold	138,867
Fund shares sold	541,048
Interest	765,666
Dividends	1,132,764
Investment for trustee deferred compensation and retirement plans	139,249
Other assets	23,728
Total assets	748,694,825
Liabilities:
Payable for:
Investments purchased	1,808,124
Fund shares reacquired	434,526
Amount due custodian	464,370
Accrued fees to affiliates	316,577
Accrued trustees’ and officers’ fees and benefits	3,522
Accrued other operating expenses	94,931
Trustee deferred compensation and retirement plans	152,605
Total liabilities	3,274,655
Net assets applicable to shares outstanding	$745,420,170
Net assets consist of:
Shares of beneficial interest	$ 669,399,896
Distributable earnings	76,020,274
$745,420,170
Net Assets:
Class A	$ 175,012,679
Class C	$ 39,087,863
Class Y	$ 389,619,484
Class R5	$ 4,517,257
Class R6	$137,182,887
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,287,109
Class C	4,092,656
Class Y	40,830,547
Class R5	472,281
Class R6	14,342,900
Class A:
Net asset value per share	$ 9.57
Maximum offering price per share (Net asset value of $9.57 ÷ 94.50%)	$ 10.13
Class C:
Net asset value and offering price per share	$ 9.55
Class Y:
Net asset value and offering price per share	$ 9.54
Class R5:
Net asset value and offering price per share	$ 9.56
Class R6:
Net asset value and offering price per share	$ 9.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Global Real Estate Income Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends (net of foreign withholding taxes of $1,034,523)	$28,335,138
Interest	9,867,188
Dividends from affiliated money market funds	508,406
Total investment income	38,710,732
Expenses:
Advisory fees	6,649,926
Administrative services fees	163,288
Custodian fees	47,642
Distribution fees:
Class A	431,621
Class C	421,782
Transfer agent fees — A, C and Y	1,508,426
Transfer agent fees — R5	4,370
Transfer agent fees — R6	9,367
Trustees’ and officers’ fees and benefits	34,112
Registration and filing fees	84,171
Reports to shareholders	124,591
Professional services fees	76,584
Other	28,027
Total expenses	9,583,907
Less: Fees waived and/or expense offset arrangement(s)	(29,732)
Net expenses	9,554,175
Net investment income	29,156,557
Realized and unrealized gain from:
Net realized gain from:
Investment securities	12,949,746
Foreign currencies	13,594
12,963,340
Change in net unrealized appreciation of:
Investment securities	30,136,960
Foreign currencies	12,651
30,149,611
Net realized and unrealized gain	43,112,951
Net increase in net assets resulting from operations	$72,269,508
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 29,156,557	$ 37,937,684
Net realized gain	12,963,340	733,222
Change in net unrealized appreciation (depreciation)	30,149,611	(2,184,147)
Net increase in net assets resulting from operations	72,269,508	36,486,759
Distributions to shareholders from distributable earnings:
Class A	(5,952,860)	(8,484,298)
Class B	—	(6,683)
Class C	(1,171,631)	(1,934,737)
Class Y	(21,134,426)	(25,515,547)
Class R5	(171,798)	(290,676)
Class R6	(5,128,822)	(6,295,516)
Total distributions from distributable earnings	(33,559,537)	(42,527,457)
Share transactions–net:
Class A	(21,446,550)	(53,138,358)
Class B	—	(474,886)
Class C	(14,377,162)	(17,862,650)
Class Y	(303,636,604)	218,321,594
Class R5	(1,350,688)	(1,734,899)
Class R6	(5,023,529)	(14,277,066)
Net increase (decrease) in net assets resulting from share transactions	(345,834,533)	130,833,735
Net increase (decrease) in net assets	(307,124,562)	124,793,037
Net assets:
Beginning of year	1,052,544,732	927,751,695
End of year	$ 745,420,170	$1,052,544,732
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Global Real Estate Income Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 9.11	$0.28	$ 0.49	$ 0.77	$(0.31)	$ —	$(0.31)	$ 9.57	8.69%	$175,013	1.25% (d)	1.25% (d)	3.05% (d)	41%
Year ended 08/31/18	9.18	0.30	(0.02)	0.28	(0.35)	—	(0.35)	9.11	3.11	188,658	1.24	1.24	3.33	59
Year ended 08/31/17	9.30	0.26	(0.02)	0.24	(0.36)	—	(0.36)	9.18	2.76	244,129	1.25	1.25	2.88	43
Year ended 08/31/16	8.81	0.30	0.67	0.97	(0.28)	(0.20)	(0.48)	9.30	11.54	385,887	1.24	1.24	3.37	60
Year ended 08/31/15	9.48	0.29	(0.57)	(0.28)	(0.38)	(0.01)	(0.39)	8.81	(3.08)	499,799	1.22	1.22	3.12	60
Class C
Year ended 08/31/19	9.09	0.21	0.49	0.70	(0.24)	—	(0.24)	9.55	7.89	39,088	2.00 (d)	2.00 (d)	2.30 (d)	41
Year ended 08/31/18	9.16	0.23	(0.02)	0.21	(0.28)	—	(0.28)	9.09	2.34	51,925	1.99	1.99	2.58	59
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99	70,537	2.00	2.00	2.13	43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	95,245	1.99	1.99	2.62	60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	103,988	1.97	1.97	2.37	60
Class Y
Year ended 08/31/19	9.08	0.30	0.49	0.79	(0.33)	—	(0.33)	9.54	8.98	389,619	1.00 (d)	1.00 (d)	3.30 (d)	41
Year ended 08/31/18	9.15	0.32	(0.02)	0.30	(0.37)	—	(0.37)	9.08	3.37	670,338	0.99	0.99	3.58	59
Year ended 08/31/17	9.28	0.28	(0.03)	0.25	(0.38)	—	(0.38)	9.15	2.91	453,479	1.00	1.00	3.13	43
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28	11.84	396,910	0.99	0.99	3.62	60
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79	(2.75)	398,283	0.97	0.97	3.37	60
Class R5
Year ended 08/31/19	9.11	0.31	0.48	0.79	(0.34)	—	(0.34)	9.56	8.98	4,517	0.90 (d)	0.90 (d)	3.40 (d)	41
Year ended 08/31/18	9.18	0.33	(0.02)	0.31	(0.38)	—	(0.38)	9.11	3.46	5,745	0.92	0.92	3.65	59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.39)	—	(0.39)	9.18	3.10	7,557	0.93	0.93	3.20	43
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30	11.91	12,898	0.90	0.90	3.71	60
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81	(2.68)	14,204	0.91	0.91	3.43	60
Class R6
Year ended 08/31/19	9.11	0.32	0.48	0.80	(0.35)	—	(0.35)	9.56	9.08	137,183	0.81 (d)	0.81 (d)	3.49 (d)	41
Year ended 08/31/18	9.17	0.34	(0.02)	0.32	(0.38)	—	(0.38)	9.11	3.66	135,878	0.82	0.82	3.75	59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.40)	—	(0.40)	9.17	3.09	151,573	0.84	0.84	3.29	43
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30	12.00	155,908	0.82	0.82	3.79	60
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81	(2.70)	1,449	0.84	0.84	3.50	60

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $172,648, $42,178, $549,315, $4,378 and $132,156 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Global Real Estate Income Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
20	Invesco Global Real Estate Income Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund
21	Invesco Global Real Estate Income Fund

enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.74%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could
22	Invesco Global Real Estate Income Fund

cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $28,172.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $10,335 in front-end sales commissions from the sale of Class A shares and $2,419 and $1,737 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
23	Invesco Global Real Estate Income Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ —	$ 22,475,671	$—	$ 22,475,671
Canada	15,900,886	—	—	15,900,886
France	—	12,412,575	—	12,412,575
Germany	—	28,344,534	—	28,344,534
Hong Kong	—	26,791,486	—	26,791,486
Ireland	—	2,132,109	—	2,132,109
Italy	—	1,782,561	—	1,782,561
Japan	—	64,272,131	—	64,272,131
Singapore	—	16,589,903	—	16,589,903
South Africa	—	2,964,696	—	2,964,696
Spain	4,091,380	6,674,394	—	10,765,774
Sweden	—	5,656,634	—	5,656,634
Switzerland	—	6,051,365	—	6,051,365
United Kingdom	—	18,437,961	—	18,437,961
United States	334,735,920	148,663,397	—	483,399,317
Money Market Funds	26,802,419	—	—	26,802,419
Total Investments	$ 381,530,605	$363,249,417	$—	$744,780,022
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,560.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$33,559,537	$42,527,457

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 18,051,189
Undistributed long-term capital gain	4,247,920
Net unrealized appreciation — investments	53,860,223
Net unrealized appreciation (depreciation) — foreign currencies	(8,572)
Temporary book/tax differences	(130,486)
Shares of beneficial interest	669,399,896
Total net assets	$745,420,170
24	Invesco Global Real Estate Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $353,680,439 and $690,630,202, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 72,197,009
Aggregate unrealized (depreciation) of investments	(18,336,786)
Net unrealized appreciation of investments	$ 53,860,223
Cost of investments for tax purposes is $690,919,799.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, convertible preferred debt instruments and foreign currency transactions, on August 31, 2019, undistributed net investment income (loss) was increased by $5,486,390 and undistributed net realized gain was decreased by $5,486,390. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,465,346	$ 13,369,134	2,352,683	$ 21,075,015
Class B(b)	-	-	51	462
Class C	522,160	4,786,507	252,180	2,271,886
Class Y	13,361,294	119,530,724	44,027,948	395,465,821
Class R5	80,515	743,981	109,764	989,529
Class R6	1,510,352	13,914,619	1,078,932	9,693,490
Issued as reinvestment of dividends:
Class A	518,938	4,713,766	781,229	7,037,420
Class B(b)	-	-	617	5,613
Class C	95,303	862,444	163,554	1,473,882
Class Y	1,188,362	10,764,441	1,822,584	16,371,139
Class R5	17,207	156,108	27,660	248,859
Class R6	563,000	5,112,241	698,413	6,279,825
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	33,725	309,934
Class B	-	-	(33,848)	(309,934)
Automatic conversion of Class C shares to Class A shares:
Class A	717,523	6,427,887	-	-
Class C	(718,341)	(6,427,887)	-	-
25	Invesco Global Real Estate Income Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(5,121,989)	$ (45,957,337)	(9,062,612)	$ (81,560,727)
Class B(b)	-	-	(18,872)	(171,027)
Class C	(1,516,846)	(13,598,226)	(2,406,386)	(21,608,418)
Class Y	(47,515,037)	(433,931,769)	(21,612,083)	(193,515,366)
Class R5	(256,272)	(2,250,777)	(330,249)	(2,973,287)
Class R6	(2,649,242)	(24,050,389)	(3,379,609)	(30,250,381)
Net increase (decrease) in share activity	(37,737,727)	$(345,834,533)	14,505,681	$ 130,833,735

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
26	Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
27	Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,066.10	$ 6.20	$ 1,019.21	$6.06	1.19%
Class C	1,000.00	1,061.10	10.08	1,015.43	9.86	1.94
Class Y	1,000.00	1,066.40	4.90	1,020.47	4.79	0.94
Class R5	1,000.00	1,066.90	4.64	1,020.72	4.53	0.89
Class R6	1,000.00	1,067.40	4.17	1,021.17	4.08	0.80

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
28	Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

29                         Invesco  Global Real Estate Income Fund

Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco  Global Real Estate Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Qualified Dividend Income*	13.19%
Corporate Dividends Received Deduction*	1.89%
Qualified Business Income (199A)*	22.56%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
31	Invesco Global Real Estate Income Fund

Distribution Information
Correction notice
The following table sets forth on a per share basis the distribution that was paid in March 2019. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.
		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
03/21/2019	Class A	$0.0609	$0.000	$0.0132	$0.0741
03/21/2019	Class C	$0.0437	$0.000	$0.0132	$0.0569
03/21/2019	Class Y	$ 0.0664	$0.000	$0.0132	$0.0796
03/21/2019	Class R5	$0.0699	$0.000	$0.0132	$0.0831
03/21/2019	Class R6	$0.0720	$0.000	$0.0132	$0.0852
Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.
32	Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco Global Real Estate Income Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Growth and Income Fund
Nasdaq:
A: ACGIX ■ C: ACGKX ■ R: ACGLX ■ Y: ACGMX ■ R5: ACGQX ■ R6: GIFFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Growth and Income Fund

Bruce Crockett
Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–4.99%
Class C Shares	–5.67
Class R Shares	–5.27
Class Y Shares	–4.78
Class R5 Shares	–4.70
Class R6 Shares	–4.64
S&P 500 Index▼ (Broad Market Index)	2.92
Russell 1000 Value Index▼ (Style-Specific Index)	0.62
Lipper Large-Cap Value Funds Index■ (Peer Group Index)	–0.22
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central
Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
During the year, cyclical sectors in the Fund underperformed the Russell 1000 Value Index, with the energy and materials sectors posting double-digit losses. Conversely, the utilities, consumer staples, communication services and real estate sectors posted double-digit gains.
Stock selection in and overweight exposure to the energy sector was the primary detractor from the Fund’s performance versus the Russell 1000 Value Index for the fiscal year. Crude oil prices were volatile during the fiscal year, reaching multiyear highs in October, declining sharply by the end of December, somewhat recovering again in early 2019 and falling again during the summer. Energy stocks mirrored this volatility and a number of the Fund’s largest detractors were in this sector, including Devon Energy, Schlumberger and
Portfolio Composition
By sector % of total net assets
Financials	24.04%
Health Care	16.56
Information Technology	10.23
Energy	10.02
Consumer Discretionary	7.98
Consumer Staples	7.69
Industrials	6.96
Communication Services	5.15
Materials	3.51
Other Sectors, Each Less than 2% of Net Assets	1.72
Money Market Funds Plus Other Assets Less Liabilities	6.14
Top 10 Equity Holdings*
% of total net assets
1.	American International Group, Inc.	3.24%
2.	Johnson & Johnson	3.12
3.	Bank of America Corp.	3.08
4.	Philip Morris International, Inc.	2.78
5.	General Motors Co.	2.73
6.	Citigroup, Inc.	2.68
7.	Mondelez International, Inc., Class A	2.54
8.	Morgan Stanley	2.45
9.	Oracle Corp.	2.42
10.	General Dynamics Corp.	2.36
Total Net Assets	$6.7 billion
Total Number of Holdings*	62

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Growth and Income Fund

Marathon Oil. Another key individual detractor from the Fund’s performance relative to the Russell 1000 Value Index was Occidental Petroleum. The company engaged in a bidding war with Chevron to acquire Anadarko Petroleum. Although the company’s bid succeeded, many investors believed it overpaid for the acquisition. We sold our position in Occidental Petroleum during the fiscal year.
Security selection in the consumer discretionary sector also detracted from the Fund’s performance relative to the Russell 1000 Value Index during the fiscal year. Capri Holdings and Carnival were top detractors within the sector. Capri Holdings is a global luxury fashion company and owner of the Michael Kors brand, which suffered from declining sales during the fiscal year. Capri Holdings reduced its outlook for the Michael Kors brand in 2020. However, the company’s Jimmy Choo and Versace brands have shown improvement, causing Capri Holding to focus more on accessories, which we believe should help boost its profit margins. Shares of the cruise line operator Carnival declined in June after the company reported a profit decline and weaker outlook for the remainder of 2019.
During the fiscal year, financial holdings were negatively impacted by the flattening yield curve and subsequent concerns over possible a recession due to a slowing economy. Within the financials sector, State Street, Wells Fargo, Citigroup and Bank of America were key detractors from the Fund’s performance versus the Russell 1000 Value Index. Much of sector’s underperformance occurred in the fourth quarter of 2018, and many stocks recovered in early 2019. As a result, we sold our position in State Street and trimmed a number of our other large positions before the close of the fiscal year, taking profits into strength. The Fund remained overweight within the financials sector, but exposure was reduced compared to the last fiscal year-end.
The Fund’s material underweight exposure to the the utilities and real estate sectors also detracted from its performance relative to the Russell 1000 Value Index for the fiscal year. The Fund maintained underweight exposure in these sectors, as we believe valuations and fundamentals are unattractive.
Stock selection in and an underweight allocation to the industrials sector was the largest contributor to the Fund’s performance relative to the Russell 1000
Value Index for the fiscal year. Within the sector, Ingersoll Rand and Johnson Controls were key contributors. The Fund’s lack of exposure to General Electric was also a large contributor to the Fund’s relative performance, as the stock performed poorly for the fiscal year.
During the fiscal year, stock selection in the health care sector also contributed to the Fund’s performance versus the Russell 1000 Value Index. Pharmaceutical holdings Novartis and Merck were significant contributors to relative results. Merck’s shares rose during the fiscal year, reaching a near all-time high as strong sales and profit growth boosted the stock. Based on this strong performance, we sold our position in Merck during the fiscal year.
The Fund used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund during the fiscal year. These derivatives were not for speculative purposes or leverage, and these positions had a positive impact on the Fund’s relative performance for the fiscal year.
During the fiscal year, we reduced the Fund’s exposure to the financials and energy sectors, and increased the Fund’s exposure to the consumer staples, communication services and consumer discretionary sectors. At the end of the fiscal year, the Fund’s largest overweight exposures relative to the Russell 1000 Value Index were to the information technology, health care and consumer discretionary sectors, while the largest underweight exposures were to the real estate, utilities and communication services sectors.
As always, we thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.
1	Source: Bloomberg
2	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Growth and Income. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.
Brian Jurkash
Portfolio Manager, is co-lead manager of Invesco Growth and Income. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.
Matthew Titus
Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Growth and Income. He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.
Sergio Marcheli
Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.
5	Invesco Growth and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.29%
10 Years	9.56
5 Years	4.30
1 Year	–10.21
Class C Shares
Inception (8/2/93)	9.04%
10 Years	9.37
5 Years	4.73
1 Year	–6.50
Class R Shares
Inception (10/1/02)	8.34%
10 Years	9.90
5 Years	5.23
1 Year	–5.27
Class Y Shares
Inception (10/19/04)	7.81%
10 Years	10.45
5 Years	5.76
1 Year	–4.78
Class R5 Shares
10 Years	10.54%
5 Years	5.85
1 Year	–4.70
Class R6 Shares
10 Years	10.50%
5 Years	5.95
1 Year	–4.64
Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.36%
10 Years	11.42
5 Years	5.42
1 Year	–3.50
Class C Shares
Inception (8/2/93)	9.24%
10 Years	11.23
5 Years	5.84
1 Year	0.46
Class R Shares
Inception (10/1/02)	8.64%
10 Years	11.78
5 Years	6.36
1 Year	1.87
Class Y Shares
Inception (10/19/04)	8.13%
10 Years	12.33
5 Years	6.89
1 Year	2.34
Class R5 Shares
10 Years	12.42%
5 Years	6.98
1 Year	2.46
Class R6 Shares
10 Years	12.38%
5 Years	7.08
1 Year	2.52
shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.53%, 1.05%, 0.55%, 0.48% and 0.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
7	Invesco Growth and Income Fund

Supplemental Information
Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Growth and Income Fund

value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
■	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
9	Invesco Growth and Income Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–93.84%
Aerospace & Defense–2.36%
General Dynamics Corp.	829,302	$ 158,620,594
Apparel, Accessories & Luxury Goods–1.34%
Capri Holdings Ltd.(b)	3,414,048	90,062,586
Automobile Manufacturers–2.73%
General Motors Co.	4,944,523	183,392,358
Biotechnology–0.91%
Celgene Corp.(b)	629,181	60,904,721
Broadcasting–0.64%
CBS Corp., Class B	1,021,878	42,980,189
Building Products–1.78%
Johnson Controls International PLC	2,798,729	119,477,741
Cable & Satellite–3.51%
Charter Communications, Inc., Class A(b)	378,106	154,868,437
Comcast Corp., Class A	1,839,144	81,400,513
		236,268,950
Commodity Chemicals–0.76%
Dow, Inc.	1,194,292	50,912,668
Communications Equipment–1.43%
Cisco Systems, Inc.	2,052,081	96,057,912
Diversified Banks–8.83%
Bank of America Corp.	7,523,125	206,961,169
Citigroup, Inc.	2,796,968	179,984,891
JPMorgan Chase & Co.	933,774	102,584,411
Wells Fargo & Co.	2,238,518	104,247,783
		593,778,254
Electric Utilities–1.70%
Duke Energy Corp.	417,747	38,741,857
Exelon Corp.	525,947	24,856,255
FirstEnergy Corp.	1,109,308	51,028,168
		114,626,280
Fertilizers & Agricultural Chemicals–1.86%
Corteva, Inc.	2,179,047	63,889,658
Nutrien Ltd. (Canada)	1,222,036	61,541,733
		125,431,391
Food Distributors–1.62%
US Foods Holding Corp.(b)	2,698,832	109,167,754
Health Care Distributors–1.48%
McKesson Corp.	719,318	99,460,100
Shares		Value
Health Care Equipment–2.96%
Medtronic PLC	817,054	$ 88,151,956
Zimmer Biomet Holdings, Inc.	799,472	111,286,502
		199,438,458
Health Care Services–1.59%
CVS Health Corp.	1,751,580	106,706,254
Health Care Supplies–0.77%
Alcon, Inc. (Switzerland)(b)	853,126	52,014,612
Home Improvement Retail–0.68%
Kingfisher PLC (United Kingdom)	19,355,879	45,843,820
Hotels, Resorts & Cruise Lines–1.79%
Carnival Corp.	2,738,482	120,712,287
Industrial Machinery–1.40%
Ingersoll-Rand PLC	778,843	94,310,099
Insurance Brokers–1.77%
Willis Towers Watson PLC	601,639	119,106,473
Integrated Oil & Gas–5.05%
BP PLC (United Kingdom)	17,316,783	105,588,384
Chevron Corp.	798,084	93,950,449
Royal Dutch Shell PLC, Class A (United Kingdom)	5,060,309	140,222,056
		339,760,889
Internet & Direct Marketing Retail–1.44%
eBay, Inc.	2,397,252	96,585,283
Investment Banking & Brokerage–4.09%
Goldman Sachs Group, Inc. (The)	541,909	110,500,664
Morgan Stanley	3,963,943	164,463,995
		274,964,659
IT Consulting & Other Services–1.18%
Cognizant Technology Solutions Corp., Class A	1,293,491	79,407,412
Managed Health Care–1.06%
Anthem, Inc.	272,869	71,360,701
Multi-line Insurance–3.24%
American International Group, Inc.	4,187,737	217,929,834
Oil & Gas Equipment & Services–1.46%
TechnipFMC PLC (United Kingdom)	3,946,702	98,036,078
Oil & Gas Exploration & Production–3.51%
Canadian Natural Resources Ltd. (Canada)	2,807,971	67,088,447
Devon Energy Corp.	4,126,989	90,752,488
Marathon Oil Corp.	6,618,511	78,363,170
		236,204,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Growth and Income Fund

Shares		Value
Other Diversified Financial Services–1.79%
AXA Equitable Holdings, Inc.	2,380,680	$ 49,446,724
Voya Financial, Inc.	1,445,825	71,308,089
		120,754,813
Packaged Foods & Meats–3.28%
Kellogg Co.	795,494	49,957,023
Mondelez International, Inc., Class A	3,095,064	170,909,434
		220,866,457
Pharmaceuticals–7.79%
Bristol-Myers Squibb Co.	1,881,627	90,449,810
Johnson & Johnson	1,636,492	210,060,113
Novartis AG (Switzerland)	832,533	74,968,974
Pfizer, Inc.	1,894,948	67,365,401
Sanofi (France)	943,993	81,110,721
		523,955,019
Railroads–1.42%
CSX Corp.	1,424,816	95,491,168
Regional Banks–4.32%
Citizens Financial Group, Inc.	4,140,549	139,702,123
PNC Financial Services Group, Inc. (The)	1,169,111	150,733,481
		290,435,604
Semiconductors–3.80%
Intel Corp.	2,480,338	117,592,824
NXP Semiconductors N.V. (Netherlands)	425,133	43,423,085
QUALCOMM, Inc.	1,213,022	94,336,721
		255,352,630
Shares		Value
Specialty Chemicals–0.89%
DuPont de Nemours, Inc.	881,192	$ 59,859,372
Systems Software–2.42%
Oracle Corp.	3,127,532	162,819,316
Technology Hardware, Storage & Peripherals–1.41%
Apple, Inc.	453,402	94,643,133
Tobacco–2.78%
Philip Morris International, Inc.	2,598,843	187,350,592
Wireless Telecommunication Services–1.00%
Vodafone Group PLC (United Kingdom)	35,624,111	67,272,181
Total Common Stocks & Other Equity Interests (Cost $5,133,118,406)		6,312,322,747
Money Market Funds–6.97%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)	164,212,407	164,212,407
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)	117,267,478	117,314,384
Invesco Treasury Portfolio, Institutional Class, 1.98%(c)	187,671,322	187,671,322
Total Money Market Funds (Cost $469,182,577)		469,198,113
TOTAL INVESTMENTS IN SECURITIES–100.81% (Cost $5,602,300,983)		6,781,520,860
OTHER ASSETS LESS LIABILITIES—(0.81)%		(54,531,995)
NET ASSETS–100.00%		$ 6,726,988,865
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/13/2019	Bank of New York Mellon (The)	CHF	94,244,662	USD	97,066,381	$ 1,769,937
09/13/2019	Bank of New York Mellon (The)	EUR	52,436,986	USD	58,841,220	1,170,715
09/13/2019	State Street Bank & Trust Co.	CAD	70,235,549	USD	53,294,456	532,773
09/13/2019	State Street Bank & Trust Co.	CHF	5,583,728	USD	5,719,227	73,184
09/13/2019	State Street Bank & Trust Co.	EUR	3,454,821	USD	3,856,575	56,942
09/13/2019	State Street Bank & Trust Co.	GBP	232,202,357	USD	282,878,896	225,742
09/13/2019	State Street Bank & Trust Co.	USD	14,298,847	GBP	11,755,914	11,285
Subtotal—Appreciation						3,840,578
Currency Risk
09/13/2019	State Street Bank & Trust Co.	CAD	1,811,141	USD	1,360,499	(49)
09/13/2019	State Street Bank & Trust Co.	USD	3,350,548	CAD	4,444,788	(11,576)
09/13/2019	State Street Bank & Trust Co.	USD	7,536,654	CHF	7,357,415	(97,130)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/13/2019	State Street Bank & Trust Co.	USD	1,483,849	EUR	1,321,168	$ (30,821)
Subtotal—Depreciation						(139,576)
Total Forward Foreign Currency Contracts						$3,701,002

Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Growth and Income Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $5,133,118,406)	$ 6,312,322,747
Investments in affiliated money market funds, at value (Cost $469,182,577)	469,198,113
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,840,578
Foreign currencies, at value (Cost $1,337)	1,314
Receivable for:
Fund shares sold	4,060,070
Investments sold	6,319,599
Dividends	17,935,709
Investment for trustee deferred compensation and retirement plans	699,855
Other assets	67,652
Total assets	6,814,445,637
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	139,576
Payable for:
Investments purchased	73,366,172
Fund shares reacquired	7,381,558
Amount due custodian	2,004,374
Accrued fees to affiliates	3,442,903
Accrued trustees’ and officers’ fees and benefits	12,697
Accrued other operating expenses	319,299
Trustee deferred compensation and retirement plans	790,193
Total liabilities	87,456,772
Net assets applicable to shares outstanding	$ 6,726,988,865
Net assets consist of:
Shares of beneficial interest	$5,094,710,014
Distributable earnings	1,632,278,851
$ 6,726,988,865
Net Assets:
Class A	$ 3,386,465,819
Class C	$ 76,521,793
Class R	$ 84,223,503
Class Y	$ 938,866,099
Class R5	$ 746,385,134
Class R6	$ 1,494,526,517
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	147,976,589
Class C	3,390,564
Class R	3,677,404
Class Y	40,980,589
Class R5	32,540,453
Class R6	65,140,111
Class A:
Net asset value per share	$ 22.89
Maximum offering price per share (Net asset value of $22.89 ÷ 94.50%)	$ 24.22
Class C:
Net asset value and offering price per share	$ 22.57
Class R:
Net asset value and offering price per share	$ 22.90
Class Y:
Net asset value and offering price per share	$ 22.91
Class R5:
Net asset value and offering price per share	$ 22.94
Class R6:
Net asset value and offering price per share	$ 22.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Growth and Income Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends (net of foreign withholding taxes of $3,704,140)	$ 186,046,301
Dividends from affiliated money market funds	6,201,999
Total investment income	192,248,300
Expenses:
Advisory fees	25,728,066
Administrative services fees	899,079
Custodian fees	85,691
Distribution fees:
Class A	8,930,906
Class C	1,345,277
Class R	492,699
Transfer agent fees — A, C, R and Y	8,911,422
Transfer agent fees — R5	820,627
Transfer agent fees — R6	65,202
Trustees’ and officers’ fees and benefits	127,975
Registration and filing fees	187,452
Reports to shareholders	394,776
Professional services fees	149,027
Other	112,119
Total expenses	48,250,318
Less: Fees waived and/or expense offset arrangement(s)	(304,331)
Net expenses	47,945,987
Net investment income	144,302,313
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	579,079,665
Foreign currencies	2,101,523
Forward foreign currency contracts	25,163,435
606,344,623
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,158,536,173)
Foreign currencies	(41,406)
Forward foreign currency contracts	7,409,238
(1,151,168,341)
Net realized and unrealized gain (loss)	(544,823,718)
Net increase (decrease) in net assets resulting from operations	$ (400,521,405)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Growth and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 144,302,313	$ 130,010,029
Net realized gain	606,344,623	727,729,175
Change in net unrealized appreciation (depreciation)	(1,151,168,341)	77,446,989
Net increase (decrease) in net assets resulting from operations	(400,521,405)	935,186,193
Distributions to shareholders from distributable earnings(1):
Class A	(423,519,761)	(432,363,532)
Class B	—	(1,466,175)
Class C	(23,897,003)	(26,078,358)
Class R	(11,806,121)	(12,771,763)
Class Y	(138,060,204)	(133,315,379)
Class R5	(100,727,092)	(92,772,524)
Class R6	(185,760,036)	(180,655,314)
Total distributions from distributable earnings	(883,770,217)	(879,423,045)
Share transactions–net:
Class A	50,679,776	(44,106,092)
Class B	—	(18,639,866)
Class C	(124,884,378)	(10,800,593)
Class R	(13,581,205)	(5,141,530)
Class Y	(125,646,831)	106,745,901
Class R5	(40,479,886)	126,551,900
Class R6	86,707,598	14,120,000
Net increase (decrease) in net assets resulting from share transactions	(167,204,926)	168,729,720
Net increase (decrease) in net assets	(1,451,496,548)	224,492,868
Net assets:
Beginning of year	8,178,485,413	7,953,992,545
End of year	$ 6,726,988,865	$8,178,485,413

(1)	For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions from net investment income were $74,100,240, $177,081, $2,842,803, $1,924,086, $25,569,891, $18,771,654 and $37,369,692 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively, and distributions from net realized gains were $358,263,292, $1,289,094, $23,235,555, $10,847,677, $107,745,488, $74,000,870 and $143,285,622 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Growth and Income Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 27.50	$0.44	$(2.02)	$ (1.58)	$(0.43)	$(2.60)	$(3.03)	$22.89	(4.99)%	$ 3,386,466	0.81% (d)	0.81% (d)	1.84% (d)	23%
Year ended 08/31/18	27.42	0.40	2.76	3.16	(0.52)	(2.56)	(3.08)	27.50	11.96	3,954,641	0.80	0.80	1.44	29
Year ended 08/31/17	25.12	0.53 (e)	3.64	4.17	(0.42)	(1.45)	(1.87)	27.42	16.90	3,972,916	0.82	0.82	1.96 (e)	16
Year ended 08/31/16	25.44	0.38	1.44	1.82	(0.42)	(1.72)	(2.14)	25.12	7.93	4,058,588	0.83	0.83	1.59	18
Year ended 08/31/15	29.30	0.35	(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.44	(2.61)	4,450,596	0.84	0.84	1.29	23
Class C
Year ended 08/31/19	27.15	0.27	(2.00)	(1.73)	(0.25)	(2.60)	(2.85)	22.57	(5.67) (f)	76,522	1.53 (d)(f)	1.53 (d)(f)	1.12 (d)(f)	23
Year ended 08/31/18	27.09	0.19	2.74	2.93	(0.31)	(2.56)	(2.87)	27.15	11.17 (f)	243,564	1.53 (f)	1.53 (f)	0.71 (f)	29
Year ended 08/31/17	24.84	0.32 (e)	3.60	3.92	(0.22)	(1.45)	(1.67)	27.09	16.00	253,253	1.57	1.57	1.21 (e)	16
Year ended 08/31/16	25.17	0.20	1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14 (f)	290,579	1.55 (f)	1.55 (f)	0.87 (f)	18
Year ended 08/31/15	29.01	0.15	(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)	309,526	1.59	1.59	0.54	23
Class R
Year ended 08/31/19	27.52	0.38	(2.03)	(1.65)	(0.37)	(2.60)	(2.97)	22.90	(5.27)	84,224	1.06 (d)	1.06 (d)	1.59 (d)	23
Year ended 08/31/18	27.43	0.33	2.77	3.10	(0.45)	(2.56)	(3.01)	27.52	11.71	115,360	1.05	1.05	1.19	29
Year ended 08/31/17	25.14	0.46 (e)	3.64	4.10	(0.36)	(1.45)	(1.81)	27.43	16.55	119,766	1.07	1.07	1.71 (e)	16
Year ended 08/31/16	25.45	0.32	1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69	116,837	1.08	1.08	1.34	18
Year ended 08/31/15	29.31	0.29	(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)	139,084	1.09	1.09	1.04	23
Class Y
Year ended 08/31/19	27.53	0.50	(2.03)	(1.53)	(0.49)	(2.60)	(3.09)	22.91	(4.78)	938,866	0.56 (d)	0.56 (d)	2.09 (d)	23
Year ended 08/31/18	27.44	0.47	2.77	3.24	(0.59)	(2.56)	(3.15)	27.53	12.27	1,266,205	0.55	0.55	1.69	29
Year ended 08/31/17	25.15	0.59 (e)	3.64	4.23	(0.49)	(1.45)	(1.94)	27.44	17.13	1,152,199	0.57	0.57	2.21 (e)	16
Year ended 08/31/16	25.46	0.44	1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24	1,851,513	0.58	0.58	1.84	18
Year ended 08/31/15	29.33	0.42	(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)	1,886,928	0.59	0.59	1.54	23
Class R5
Year ended 08/31/19	27.56	0.52	(2.03)	(1.51)	(0.51)	(2.60)	(3.11)	22.94	(4.70)	746,385	0.48 (d)	0.48 (d)	2.17 (d)	23
Year ended 08/31/18	27.47	0.49	2.77	3.26	(0.61)	(2.56)	(3.17)	27.56	12.35	932,196	0.48	0.48	1.76	29
Year ended 08/31/17	25.17	0.61 (e)	3.65	4.26	(0.51)	(1.45)	(1.96)	27.47	17.26	799,681	0.49	0.49	2.29 (e)	16
Year ended 08/31/16	25.49	0.46	1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31	765,516	0.48	0.48	1.94	18
Year ended 08/31/15	29.36	0.45	(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)	738,797	0.48	0.48	1.65	23
Class R6
Year ended 08/31/19	27.57	0.54	(2.04)	(1.50)	(0.53)	(2.60)	(3.13)	22.94	(4.64)	1,494,527	0.38 (d)	0.38 (d)	2.27 (d)	23
Year ended 08/31/18	27.48	0.51	2.77	3.28	(0.63)	(2.56)	(3.19)	27.57	12.46	1,666,520	0.38	0.38	1.86	29
Year ended 08/31/17	25.18	0.64 (e)	3.65	4.29	(0.54)	(1.45)	(1.99)	27.48	17.36	1,638,500	0.39	0.39	2.39 (e)	16
Year ended 08/31/16	25.49	0.49	1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46	680,404	0.38	0.38	2.04	18
Year ended 08/31/15	29.36	0.48	(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)	720,155	0.38	0.38	1.75	23

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,575,223, $139,497, $98,540, $1,087,421, $820,448 and $1,522,605 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.40 and 1.47%, $0.19 and 0.72%, $0.33 and 1.22%, $0.46 and 1.72%, $0.48 and 1.80% and $0.51 and 1.90% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.96%, 0.98% and 0.98% for the years ended August 31, 2019, August 31, 2018 and August 31, 2016, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Growth and Income Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
17	Invesco Growth and Income Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,
18	Invesco Growth and Income Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.36%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $288,533.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
19	Invesco Growth and Income Fund

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $310,261 in front-end sales commissions from the sale of Class A shares and $9,060 and $3,507 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2019, the Fund incurred $121,236 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,745,301,999	$ 567,020,748	$—	$6,312,322,747
Money Market Funds	469,198,113	—	—	469,198,113
Total Investments in Securities	6,214,500,112	567,020,748	—	6,781,520,860
Other Investments - Assets*
Forward Foreign Currency Contracts	—	3,840,578	—	3,840,578
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(139,576)	—	(139,576)
Total Other Investments	—	3,701,002	—	3,701,002
Total Investments	$ 6,214,500,112	$570,721,750	$—	$6,785,221,862

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
20	Invesco Growth and Income Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,840,578
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$3,840,578
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$ (139,576)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$ (139,576)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$ 2,940,652	$ –	$ 2,940,652	$–	$–	$ 2,940,652
State Street Bank & Trust Co.	899,926	(139,576)	760,350	–	–	760,350
Total	$ 3,840,578	$ (139,576)	$ 3,701,002	$–	$–	$ 3,701,002
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$25,163,435
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	7,409,238
Total	$ 32,572,673
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$742,575,188
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,798.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts
21	Invesco Growth and Income Fund

accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$144,724,735	$165,328,326
Long-term capital gain	739,045,482	714,094,719
Total distributions	$883,770,217	$879,423,045

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 33,917,524
Undistributed long-term capital gain	443,625,876
Net unrealized appreciation — investments	1,155,440,404
Net unrealized appreciation (depreciation) — foreign currencies	(15,575)
Temporary book/tax differences	(689,378)
Shares of beneficial interest	5,094,710,014
Total net assets	$ 6,726,988,865
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward contracts.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $1,636,527,123 and $2,646,551,744, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,541,961,465
Aggregate unrealized (depreciation) of investments	(386,521,061)
Net unrealized appreciation of investments	$1,155,440,404
Cost of investments for tax purposes is $5,629,781,458.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions and foreign currency transactions, on August 31, 2019, undistributed net investment income was increased by $1,739,231, undistributed net realized gain was increased by $1,454,908 and shares of beneficial interest was decreased by $3,194,139. This reclassification had no effect on the net assets of the Fund.
22	Invesco Growth and Income Fund

NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	11,003,573	$ 258,990,000	12,142,515	$ 333,985,416
Class B(b)	-	-	1,748	49,140
Class C	627,526	14,332,894	837,159	22,842,780
Class R	530,933	12,499,672	560,415	15,432,322
Class Y	6,321,356	149,705,792	9,734,057	267,911,219
Class R5	6,597,748	155,506,889	8,217,159	225,342,220
Class R6	12,572,399	298,876,054	13,411,692	370,076,030
Issued as reinvestment of dividends:
Class A	18,355,632	397,644,474	15,302,905	408,842,647
Class B(b)	-	-	53,025	1,404,068
Class C	1,040,751	22,083,019	918,205	24,246,579
Class R	544,241	11,784,185	476,435	12,741,923
Class Y	5,672,909	123,099,534	4,446,429	118,848,666
Class R5	4,630,645	100,719,811	3,460,373	92,593,352
Class R6	8,400,921	182,846,296	6,643,791	177,799,605
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	430,282	12,508,305
Class B	-	-	(435,199)	(12,508,305)
Automatic conversion of Class C shares to Class A shares:
Class A	5,524,023	122,941,791	-	-
Class C	(5,599,603)	(122,941,791)	-	-
Reacquired:
Class A	(30,692,774)	(728,896,489)	(29,000,432)	(799,442,460)
Class B(b)	-	-	(270,122)	(7,584,769)
Class C	(1,649,175)	(38,358,500)	(2,133,616)	(57,889,952)
Class R	(1,589,407)	(37,865,062)	(1,211,242)	(33,315,775)
Class Y	(17,004,714)	(398,452,157)	(10,174,298)	(280,013,984)
Class R5	(12,512,149)	(296,706,586)	(6,965,081)	(191,383,672)
Class R6	(16,288,449)	(395,014,752)	(19,234,756)	(533,755,635)
Net increase (decrease) in share activity	(3,513,614)	$ (167,204,926)	7,211,444	$ 168,729,720

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
23	Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
24	Invesco Growth and Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 999.10	$4.08	$ 1,021.12	$ 4.13	0.81%
Class C	1,000.00	995.80	7.50	1,017.69	7.58	1.49
Class R	1,000.00	997.90	5.34	1,019.86	5.40	1.06
Class Y	1,000.00	1,000.30	2.82	1,022.38	2.85	0.56
Class R5	1,000.00	1,000.70	2.42	1,022.79	2.45	0.48
Class R6	1,000.00	1,001.10	1.92	1,023.29	1.94	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
25	Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s overweight and underweight exposure to and stock selection in certain sectors negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

26                         Invesco  Growth and Income Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                         Invesco  Growth and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$739,045,482
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	91.55%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$6,626,766
28	Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Growth and Income Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Low Volatility Equity Yield Fund
Nasdaq:
A: SCAUX ■ C: SCCUX ■ R: SCRUX ■ Y: SCAYX ■ Investor: SCNUX ■ R5: SCIUX ■ R6: SLESX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
10	Schedule of Investments
13	Financial Statements
17	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Low Volatility Equity Yield Fund

Bruce Crockett
Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–11.34%
Class C Shares	–12.05
Class R Shares	–11.54
Class Y Shares	–11.14
Investor Class Shares	–11.30
Class R5 Shares	–10.96
Class R6 Shares	–10.96
S&P 500 Index▼ (Broad Market Index)	2.92
Russell 1000 Index▼ (Style-Specific Index)	2.49
Lipper Equity Income Funds Index■ (Peer Group Index)	2.95
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of
2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
The Fund, by design, exhibited a lower volatility level during the fiscal year than its style-specific benchmark, the Russell 1000 Index. The Fund seeks to create a diversified portfolio with a volatility target between a minimum variance portfolio and the style-specific benchmark. The portfolio utilizes both a multi-factor model and a proprietary risk model to build intended exposures to factors that historically have driven excess returns (Quality, Value and Momentum). Both models systematically evaluate fundamental and behavioral factors to rank securities based on their exposure to these factors and to rank attractiveness
Portfolio Composition
By sector % of total net assets
Consumer Discretionary	20.35%
Health Care	14.84
Real Estate	12.03
Financials	11.73
Information Technology	9.09
Consumer Staples	7.73
Utilities	6.90
Communication Services	5.67
Energy	4.97
Industrials	3.83
Materials	0.15
U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	2.71
Top 10 Equity Holdings*
% of total net assets
1.	Booz Allen Hamilton Holding Corp.	2.13%
2.	Amgen, Inc.	2.10
3.	Procter & Gamble Co. (The)	1.99
4.	Starbucks Corp.	1.96
5.	AutoZone, Inc.	1.89
6.	Exelon Corp.	1.88
7.	Target Corp.	1.86
8.	FirstEnergy Corp.	1.80
9.	Hershey Co. (The)	1.77
10.	Gilead Sciences, Inc.	1.76
Total Net Assets	$216.2 million
Total Number of Holdings*	90

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Low Volatility Equity Yield Fund

relative to industry peers subject to intended risk targets.
During the fiscal year, overall factor performance was weak in the Fund with Value factors exhibiting the weakest performance as several reversals in market sentiment led to uncertainty among investors. Historically, our factors have exhibited low to negative correlation, which should provide a diversification benefit. However, factors within Momentum (both Price Momentum and Earnings Momentum) were hampered by negative changes in market sentiment that occurred during the fiscal year. It is a rare occurrence when all factor categories are negative — factor scores last exhibited this magnitude of weakness during the sharp rise off the bottom in 2009.
From a sector perspective, the health care, information technology (IT), consumer discretionary, materials, consumer staples and energy sectors detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year, while the utilities and financials sectors contributed to relative Fund performance. The Fund ended the fiscal year with overweight allocations in the consumer discretionary, health care, materials, real estate and utilities sectors, and underweight allocations in the financials, industrials, communication services and IT sectors relative to the style-specific benchmark.
Top performers within utilities included Entergy and FirstEnergy, which performed well as defensive stocks tend to hold up better during market volatility and downturns. Booz Allen Hamilton was also a key contributor to the Fund’s performance, as the company delivered strong revenue growth during the fiscal year. Additionally, Starbucks contributed to the Fund’s performance, as its stock price rose nearly 50% during the fiscal year.3
The largest detractor from the Fund’s performance relative to the style-specific benchmark for the fiscal year was Walgreens Boots Alliance, as the company cut its 2019 earnings forecast and reported a disappointing profit in the face of lower drug prices. Other key detractors included Huntsman, Endo International and Methanex. Endo’s stock came under pressure during the fiscal year as revenue fell and net losses mounted. Methanex’s stock price struggled, as methanol prices continued to decline on decreasing demand and trade issues. We sold our positions in Walgreens Boots Alliance, Huntsman, Endo International
and Methanex before the close of the fiscal year.
Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which delivered a positive absolute return for the Fund. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.
Thank you for investing in Invesco Low Volatility Equity Yield Fund.
1	Source: Bloomberg
2	Source: US Federal Reserve
3	Source: Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Michael Abata
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.
Anthony Munchak
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
5	Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	4.01%
10 Years	7.49
5 Years	0.75
1 Year	–16.24
Class C Shares
Inception (3/31/06)	3.87%
10 Years	7.27
5 Years	1.12
1 Year	–12.91
Class R Shares
Inception (3/31/06)	4.20%
10 Years	7.84
5 Years	1.65
1 Year	–11.54
Class Y Shares
Inception (10/3/08)	7.39%
10 Years	8.37
5 Years	2.15
1 Year	–11.14
Investor Class Shares
Inception (4/25/08)	4.45%
10 Years	8.09
5 Years	1.89
1 Year	–11.30
Class R5 Shares
Inception (3/31/06)	4.82%
10 Years	8.50
5 Years	2.33
1 Year	–10.96
Class R6 Shares
10 Years	8.21%
5 Years	2.09
1 Year	–10.96
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most re-
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	4.26%
10 Years	8.89
5 Years	1.61
1 Year	–10.31
Class C Shares
Inception (3/31/06)	4.12%
10 Years	8.65
5 Years	1.98
1 Year	–6.70
Class R Shares
Inception (3/31/06)	4.46%
10 Years	9.23
5 Years	2.53
1 Year	–5.23
Class Y Shares
Inception (10/3/08)	7.76%
10 Years	9.78
5 Years	3.02
1 Year	–4.79
Investor Class Shares
Inception (4/25/08)	4.75%
10 Years	9.50
5 Years	2.76
1 Year	–5.03
Class R5 Shares
Inception (3/31/06)	5.07%
10 Years	9.89
5 Years	3.20
1 Year	–4.62
Class R6 Shares
10 Years	9.61%
5 Years	2.97
1 Year	–4.60
cent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.21%, 1.96%, 1.46%, 0.96%, 1.21%, 0.79% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-
end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
7	Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.
Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Low Volatility Equity Yield Fund

factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
9	Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–97.28%
Advertising–1.38%
Omnicom Group, Inc.	39,100	$ 2,973,946
Airport Services–0.55%
Macquarie Infrastructure Corp.	31,500	1,191,330
Apparel, Accessories & Luxury Goods–0.15%
Kontoor Brands, Inc.(b)	9,600	328,704
Asset Management & Custody Banks–0.77%
Ameriprise Financial, Inc.	12,850	1,657,393
Automobile Manufacturers–2.93%
Ford Motor Co.	334,100	3,063,697
General Motors Co.	88,300	3,275,047
		6,338,744
Automotive Retail–1.89%
AutoZone, Inc.(b)	3,715	4,092,778
Biotechnology–8.15%
Alexion Pharmaceuticals, Inc.(b)	28,600	2,881,736
Amgen, Inc.	21,750	4,537,485
Biogen, Inc.(b)	14,700	3,230,325
Gilead Sciences, Inc.	60,000	3,812,400
Incyte Corp.(b)	38,600	3,158,252
		17,620,198
Broadcasting–1.18%
TEGNA, Inc.	177,900	2,545,749
Cable & Satellite–1.59%
Comcast Corp., Class A	77,500	3,430,150
Coal & Consumable Fuels–0.77%
Peabody Energy Corp.	90,100	1,660,543
Communications Equipment–1.26%
Cisco Systems, Inc.	58,400	2,733,704
Construction Machinery & Heavy Trucks–3.05%
Allison Transmission Holdings, Inc.	79,600	3,536,628
Cummins, Inc.	20,550	3,067,499
		6,604,127
Consumer Electronics–1.54%
Garmin Ltd.	40,900	3,336,213
Consumer Finance–3.56%
Ally Financial, Inc.	107,600	3,373,260
Discover Financial Services	11,900	951,643
Navient Corp.	228,400	2,909,816
OneMain Holdings, Inc.	8,700	311,895
Shares		Value
Consumer Finance–(continued)
Santander Consumer USA Holdings, Inc.	5,700	$ 148,827
		7,695,441
Diversified Banks–4.46%
Bank of Montreal (Canada)	44,700	3,067,761
Canadian Imperial Bank of Commerce (Canada)	31,700	2,454,214
Citigroup, Inc.	46,100	2,966,535
Toronto-Dominion Bank (The) (Canada)	21,400	1,159,666
		9,648,176
Electric Utilities–6.90%
Entergy Corp.	20,100	2,268,084
Exelon Corp.	86,000	4,064,360
FirstEnergy Corp.	84,400	3,882,400
Hawaiian Electric Industries, Inc.	3,500	155,400
PPL Corp.	107,900	3,188,445
Southern Co. (The)	23,200	1,351,632
		14,910,321
Footwear–1.72%
Deckers Outdoor Corp.(b)	25,150	3,708,368
General Merchandise Stores–1.86%
Target Corp.	37,600	4,024,704
Health Care Distributors–2.02%
Cardinal Health, Inc.	32,400	1,397,412
McKesson Corp.	21,400	2,958,978
		4,356,390
Health Care Supplies–1.44%
DENTSPLY SIRONA, Inc.	59,900	3,123,785
Homebuilding–1.30%
NVR, Inc.(b)	290	1,043,710
PulteGroup, Inc.	52,500	1,774,500
		2,818,210
Homefurnishing Retail–0.75%
Aaron’s, Inc.	8,000	512,880
Bed Bath & Beyond, Inc.(c)	114,100	1,103,347
		1,616,227
Hotels, Resorts & Cruise Lines–0.94%
Extended Stay America, Inc.(d)	144,200	2,026,010
Household Products–1.99%
Procter & Gamble Co. (The)	35,700	4,292,211
Industrial REITs–0.82%
EastGroup Properties, Inc.	14,200	1,768,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Low Volatility Equity Yield Fund

Shares		Value
Integrated Oil & Gas–1.45%
Chevron Corp.	26,700	$ 3,143,124
Integrated Telecommunication Services–1.53%
Verizon Communications, Inc.	57,000	3,315,120
Internet & Direct Marketing Retail–1.66%
eBay, Inc.	89,000	3,585,810
IT Consulting & Other Services–2.37%
Booz Allen Hamilton Holding Corp.	61,000	4,606,110
CACI International, Inc., Class A(b)	2,300	511,267
		5,117,377
Life & Health Insurance–0.92%
Aflac, Inc.	39,500	1,982,110
Mortgage REITs–0.38%
AGNC Investment Corp.	19,600	291,452
Chimera Investment Corp.	7,300	139,211
MFA Financial, Inc.	54,200	388,614
		819,277
Office REITs–1.11%
Boston Properties, Inc.	16,900	2,170,298
Equity Commonwealth	7,000	235,620
		2,405,918
Oil & Gas Exploration & Production–2.64%
Cabot Oil & Gas Corp.	137,700	2,357,424
ConocoPhillips	64,000	3,339,520
		5,696,944
Oil & Gas Refining & Marketing–0.11%
CVR Energy, Inc.	6,100	242,658
Packaged Foods & Meats–5.75%
General Mills, Inc.	61,800	3,324,840
Hershey Co. (The)	24,100	3,819,368
Mondelez International, Inc., Class A	65,200	3,600,344
TreeHouse Foods, Inc.(b)	33,100	1,676,515
		12,421,067
Paper Products–0.07%
Domtar Corp.	4,400	144,980
Pharmaceuticals–3.22%
Eli Lilly and Co.	28,200	3,185,754
Merck & Co., Inc.	43,700	3,778,739
		6,964,493
Regional Banks–1.64%
Popular, Inc. (Puerto Rico)	67,400	3,543,218
Research & Consulting Services–0.23%
Thomson Reuters Corp. (Canada)	7,100	487,628
Shares		Value
Residential REITs–3.43%
Equity LifeStyle Properties, Inc.	19,500	$ 2,627,040
Equity Residential	8,100	686,556
Essex Property Trust, Inc.	10,500	3,373,230
Mid-America Apartment Communities, Inc.	5,700	722,076
		7,408,902
Restaurants–4.35%
Brinker International, Inc.	43,900	1,668,200
Starbucks Corp.	43,800	4,229,328
Yum! Brands, Inc.	30,000	3,503,400
		9,400,928
Retail REITs–1.63%
Kimco Realty Corp.	116,200	2,135,756
Retail Properties of America, Class A	122,200	1,388,192
		3,523,948
Specialized Consumer Services–1.25%
H&R Block, Inc.	111,400	2,698,108
Specialized REITs–5.04%
EPR Properties	6,400	500,800
Lamar Advertising Co., Class A	42,700	3,272,955
Life Storage, Inc.	18,000	1,907,280
Public Storage	12,550	3,322,487
SBA Communications Corp.	7,200	1,889,496
		10,893,018
Specialty Chemicals–0.08%
Livent Corp.(b)	27,900	171,585
Systems Software–1.50%
Oracle Corp.	62,500	3,253,750
Technology Distributors–0.94%
Tech Data Corp.(b)	22,000	2,040,060
Technology Hardware, Storage & Peripherals–3.01%
Hewlett Packard Enterprise Co.	239,100	3,304,362
Xerox Holdings Corp.	110,400	3,200,496
		6,504,858
Total Common Stocks & Other Equity Interests (Cost $203,950,624)		210,266,487
Principal Amount
U.S. Treasury Securities–0.25%
U.S. Treasury Bills–0.25%
2.45%, 09/12/2019 (Cost $549,588)(e)(f)	$ 550,000	549,588
Shares
Money Market Funds–2.35%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(g)	1,777,003	1,777,003
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(g)	1,269,013	1,269,521
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Low Volatility Equity Yield Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 1.98%(g)	2,030,861	$ 2,030,861
Total Money Market Funds (Cost $5,077,132)		5,077,385
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $209,577,344)		215,893,460
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.46%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(g)(h)	750,916	750,916
Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(g)(h)	250,205	$ 250,305
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,001,221)		1,001,221
TOTAL INVESTMENTS IN SECURITIES–100.34% (Cost $210,578,565)		216,894,681
OTHER ASSETS LESS LIABILITIES—(0.34)%		(741,539)
NET ASSETS–100.00%		$216,153,142
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	Each share is comprised of one share of common stock of Extended Stay America, Inc. and one share of Class B stock of ESH Hospitality, Inc.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	36	September-2019	$5,264,640	$(18,164)	$(18,164)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $204,500,212)*	$ 210,816,075
Investments in affiliated money market funds, at value (Cost $6,078,353)	6,078,606
Foreign currencies, at value (Cost $6,207)	6,200
Receivable for:
Fund shares sold	161,507
Dividends	451,544
Investment for trustee deferred compensation and retirement plans	198,645
Other assets	37,286
Total assets	217,749,863
Liabilities:
Other investments:
Variation margin payable - futures contracts	3,652
Payable for:
Fund shares reacquired	109,444
Amount due custodian	40,766
Collateral upon return of securities loaned	1,001,221
Accrued fees to affiliates	160,390
Accrued trustees’ and officers’ fees and benefits	2,744
Accrued other operating expenses	67,976
Trustee deferred compensation and retirement plans	210,528
Total liabilities	1,596,721
Net assets applicable to shares outstanding	$ 216,153,142
Net assets consist of:
Shares of beneficial interest	$219,413,182
Distributable earnings	(3,260,040)
$ 216,153,142
Net Assets:
Class A	$ 153,640,952
Class C	$ 4,626,640
Class R	$ 526,429
Class Y	$ 8,321,682
Investor Class	$ 36,647,374
Class R5	$ 11,072,790
Class R6	$ 1,317,275
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,729,434
Class C	451,808
Class R	50,708
Class Y	793,945
Investor Class	3,501,139
Class R5	1,054,703
Class R6	125,518
Class A:
Net asset value per share	$ 10.43
Maximum offering price per share (Net asset value of $10.43 ÷ 94.50%)	$ 11.04
Class C:
Net asset value and offering price per share	$ 10.24
Class R:
Net asset value and offering price per share	$ 10.38
Class Y:
Net asset value and offering price per share	$ 10.48
Investor Class:
Net asset value and offering price per share	$ 10.47
Class R5:
Net asset value and offering price per share	$ 10.50
Class R6:
Net asset value and offering price per share	$ 10.49

*	At August 31, 2019, securities with an aggregate value of $973,501 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Low Volatility Equity Yield Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends (net of foreign withholding taxes of $74,966)	$ 6,262,888
Dividends from affiliated money market funds (includes securities lending income of $2,360)	125,841
Total investment income	6,388,729
Expenses:
Advisory fees	1,408,009
Administrative services fees	50,477
Custodian fees	6,649
Distribution fees:
Class A	401,678
Class C	119,754
Class R	1,800
Investor Class	100,260
Transfer agent fees — A, C, R, Y and Investor	474,157
Transfer agent fees — R5	3,154
Transfer agent fees — R6	138
Trustees’ and officers’ fees and benefits	23,963
Registration and filing fees	93,472
Reports to shareholders	38,217
Professional services fees	52,702
Other	16,805
Total expenses	2,791,235
Less: Fees waived and/or expense offset arrangement(s)	(12,597)
Net expenses	2,778,638
Net investment income	3,610,091
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(10,481,526)
Foreign currencies	(700)
Futures contracts	106,642
(10,375,584)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(23,317,537)
Foreign currencies	80
Futures contracts	(192,022)
(23,509,479)
Net realized and unrealized gain (loss)	(33,885,063)
Net increase (decrease) in net assets resulting from operations	$(30,274,972)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 3,610,091	$ 3,562,190
Net realized gain (loss)	(10,375,584)	19,087,351
Change in net unrealized appreciation (depreciation)	(23,509,479)	11,482,018
Net increase (decrease) in net assets resulting from operations	(30,274,972)	34,131,559
Distributions to shareholders from distributable earnings(1):
Class A	(4,688,562)	(2,847,497)
Class B	—	(9,092)
Class C	(433,725)	(229,135)
Class R	(9,231)	(4,638)
Class Y	(293,101)	(217,670)
Investor Class	(1,229,582)	(775,351)
Class R5	(382,387)	(300,493)
Class R6	(42,321)	(8,820)
Total distributions from distributable earnings	(7,078,909)	(4,392,696)
Share transactions–net:
Class A	2,817,600	(14,450,270)
Class B	—	(1,395,465)
Class C	(16,568,468)	(3,395,533)
Class R	297,785	(136,073)
Class Y	(677,915)	(3,459,134)
Investor Class	(4,234,832)	(3,969,471)
Class R5	437,779	(3,067,653)
Class R6	191,827	1,258,032
Net increase (decrease) in net assets resulting from share transactions	(17,736,224)	(28,615,567)
Net increase (decrease) in net assets	(55,090,105)	1,123,296
Net assets:
Beginning of year	271,243,247	270,119,951
End of year	$ 216,153,142	$271,243,247

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Low Volatility Equity Yield Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 12.13	$ 0.17	$(1.54)	$(1.37)	$ (0.13)	$(0.20)	$(0.33)	$10.43	(11.34)%	$ 153,641	1.18% (d)	1.18% (d)	1.54% (d)	117%
Year ended 08/31/18	10.86	0.15	1.31	1.46	(0.19)	—	(0.19)	12.13	13.57	175,074	1.21	1.21	1.35	119
Year ended 08/31/17	9.97	0.24	0.90	1.14	(0.25)	—	(0.25)	10.86	11.65	170,628	1.21	1.21	2.33	108
Year ended 08/31/16	9.40	0.25	0.62	0.87	(0.30)	—	(0.30)	9.97	9.40	173,949	1.20	1.20	2.59	107
Year ended 08/31/15	11.75	0.26	(1.43)	(1.17)	(0.31)	(0.87)	(1.18)	9.40	(10.72)	177,739	1.15	1.15	2.49	101
Class C
Year ended 08/31/19	11.92	0.09	(1.53)	(1.44)	(0.04)	(0.20)	(0.24)	10.24	(12.05)	4,627	1.93 (d)	1.93 (d)	0.79 (d)	117
Year ended 08/31/18	10.68	0.07	1.27	1.34	(0.10)	—	(0.10)	11.92	12.64	24,319	1.96	1.96	0.60	119
Year ended 08/31/17	9.80	0.16	0.89	1.05	(0.17)	—	(0.17)	10.68	10.87	25,022	1.96	1.96	1.58	108
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	—	(0.22)	9.80	8.59	28,435	1.95	1.95	1.84	107
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90	1.90	1.74	101
Class R
Year ended 08/31/19	12.07	0.14	(1.53)	(1.39)	(0.10)	(0.20)	(0.30)	10.38	(11.54)	526	1.43 (d)	1.43 (d)	1.29 (d)	117
Year ended 08/31/18	10.81	0.13	1.29	1.42	(0.16)	—	(0.16)	12.07	13.25	271	1.46	1.46	1.10	119
Year ended 08/31/17	9.92	0.21	0.91	1.12	(0.23)	—	(0.23)	10.81	11.42	376	1.46	1.46	2.08	108
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	—	(0.27)	9.92	9.16	268	1.45	1.45	2.34	107
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40	1.40	2.24	101
Class Y
Year ended 08/31/19	12.19	0.20	(1.55)	(1.35)	(0.16)	(0.20)	(0.36)	10.48	(11.14)	8,322	0.93 (d)	0.93 (d)	1.79 (d)	117
Year ended 08/31/18	10.91	0.18	1.32	1.50	(0.22)	—	(0.22)	12.19	13.89	10,450	0.96	0.96	1.60	119
Year ended 08/31/17	10.02	0.27	0.90	1.17	(0.28)	—	(0.28)	10.91	11.89	12,671	0.96	0.96	2.58	108
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	—	(0.32)	10.02	9.64	8,152	0.95	0.95	2.84	107
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90	0.90	2.74	101
Investor Class
Year ended 08/31/19	12.17	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.47	(11.30)	36,647	1.18 (d)	1.18 (d)	1.54 (d)	117
Year ended 08/31/18	10.90	0.16	1.30	1.46	(0.19)	—	(0.19)	12.17	13.53	47,454	1.21	1.21	1.35	119
Year ended 08/31/17	10.00	0.24	0.91	1.15	(0.25)	—	(0.25)	10.90	11.73	46,259	1.21	1.21	2.33	108
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	—	(0.30)	10.00	9.38	53,620	1.20	1.20	2.59	107
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15	1.15	2.49	101
Class R5
Year ended 08/31/19	12.21	0.22	(1.56)	(1.34)	(0.17)	(0.20)	(0.37)	10.50	(10.96)	11,073	0.75 (d)	0.75 (d)	1.97 (d)	117
Year ended 08/31/18	10.93	0.20	1.32	1.52	(0.24)	—	(0.24)	12.21	14.06	12,374	0.79	0.79	1.77	119
Year ended 08/31/17	10.03	0.29	0.91	1.20	(0.30)	—	(0.30)	10.93	12.20	13,858	0.77	0.77	2.77	108
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	—	(0.34)	10.03	9.82	13,194	0.77	0.77	3.02	107
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75	0.75	2.89	101
Class R6
Year ended 08/31/19	12.20	0.22	(1.55)	(1.33)	(0.18)	(0.20)	(0.38)	10.49	(10.96)	1,317	0.73 (d)	0.73 (d)	1.99 (d)	117
Year ended 08/31/18	10.93	0.21	1.30	1.51	(0.24)	—	(0.24)	12.20	14.00	1,301	0.75	0.75	1.81	119
Year ended 08/31/17(e)	10.58	0.12	0.31	0.43	(0.08)	—	(0.08)	10.93	4.05	10	0.75 (f)	0.75 (f)	2.79 (f)	108

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $160,671, $11,975, $360, $8,944, $40,104, $11,300 and $1,313 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of April 04, 2017.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Low Volatility Equity Yield Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is income and long-term growth of capital.
The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
17	Invesco Low Volatility Equity Yield Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the
18	Invesco Low Volatility Equity Yield Fund

Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.60%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
19	Invesco Low Volatility Equity Yield Fund

For the year ended August 31, 2019, the Adviser waived advisory fees of $6,140.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $11,023 in front-end sales commissions from the sale of Class A shares and $816 and $800 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 210,266,487	$ —	$—	$210,266,487
U.S. Treasury Securities	—	549,588	—	549,588
Money Market Funds	6,078,606	—	—	6,078,606
Total Investments in Securities	216,345,093	549,588	—	216,894,681
Other Investments - Liabilities*
Futures Contracts	(18,164)	—	—	(18,164)
Total Investments	$ 216,326,929	$549,588	$—	$ 216,876,517

*	Unrealized appreciation (depreciation).
20	Invesco Low Volatility Equity Yield Fund

NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Liabilities	Equity Risk
Unrealized appreciation (depreciation) on futures contracts — Exchange-Traded(a)	$(18,164)
Derivatives not subject to master netting agreements	18,164
Total Derivative Liabilities subject to master netting agreements	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$ 106,642
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(192,022)
Total	$ (85,380)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$5,470,562
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,457.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
21	Invesco Low Volatility Equity Yield Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$2,743,731	$4,392,696
Long-term capital gain	4,335,178	—
Total distributions	$7,078,909	$4,392,696

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 1,134,817
Net unrealized appreciation — investments	6,315,919
Temporary book/tax differences	(176,537)
Capital loss carryforward	(10,534,239)
Shares of beneficial interest	219,413,182
Total net assets	$ 216,153,142
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2019, as follows:
Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$10,534,239	$—	$10,534,239
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $269,375,374 and $289,317,572, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 18,982,400
Aggregate unrealized (depreciation) of investments	(12,666,481)
Net unrealized appreciation of investments	$ 6,315,919
Cost of investments for tax purposes is $210,560,598.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions, on August 31, 2019, undistributed net investment income was decreased by $16,837 and undistributed net realized gain (loss) was increased by $16,837. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
22	Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	574,800	$ 6,186,605	477,803	$ 5,459,288
Class B(b)	-	-	766	8,651
Class C	118,065	1,282,029	122,796	1,385,278
Class R	30,693	324,314	2,142	23,643
Class Y	182,341	1,969,735	318,282	3,643,035
Investor Class	71,965	778,650	151,983	1,736,071
Class R5	9,254	99,950	35,765	403,115
Class R6	54,339	573,214	124,329	1,474,240
Issued as reinvestment of dividends:
Class A	405,511	4,271,835	236,073	2,636,182
Class B(b)	-	-	819	8,970
Class C	37,796	385,119	18,887	206,361
Class R	840	8,785	397	4,402
Class Y	23,236	246,233	15,976	178,996
Investor Class	112,877	1,193,019	67,157	752,458
Class R5	35,864	381,753	24,740	278,677
Class R6	3,824	40,690	713	8,121
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	105,439	1,259,997
Class B	-	-	(108,653)	(1,259,997)
Automatic conversion of Class C shares to Class A shares:
Class A	1,430,483	15,153,429	-	-
Class C	(1,453,924)	(15,153,429)	-	-
Reacquired:
Class A	(2,113,351)	(22,794,269)	(2,098,931)	(23,805,737)
Class B(b)	-	-	(13,971)	(153,089)
Class C	(289,626)	(3,082,187)	(446,150)	(4,987,172)
Class R	(3,261)	(35,314)	(14,904)	(164,118)
Class Y	(269,046)	(2,893,883)	(638,088)	(7,281,165)
Investor Class	(582,294)	(6,206,501)	(565,725)	(6,458,000)
Class R5	(4,107)	(43,924)	(314,914)	(3,749,445)
Class R6	(39,232)	(422,077)	(19,402)	(224,329)
Net increase (decrease) in share activity	(1,662,953)	$ (17,736,224)	(2,516,671)	$ (28,615,567)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
23	Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Low Volatility Equity Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
24	Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 961.50	$5.93	$ 1,019.16	$ 6.11	1.20%
Class C	1,000.00	958.00	9.62	1,015.38	9.91	1.95
Class R	1,000.00	961.00	7.17	1,017.90	7.38	1.45
Class Y	1,000.00	962.80	4.70	1,020.42	4.84	0.95
Investor Class	1,000.00	962.50	5.94	1,019.16	6.11	1.20
Class R5	1,000.00	964.70	3.66	1,021.48	3.77	0.74
Class R6	1,000.00	963.80	3.61	1,021.53	3.72	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
25	Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Low Volatility Equity Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the valuation component of the Fund’s multi-factor model investment process and its underweight exposure to and stock selection in certain sectors and capitalization sizes detracted from the Fund’s performance. The Trustees also reviewed more

26                         Invesco  Low Volatility Equity Yield Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                         Invesco  Low Volatility Equity Yield Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,335,178
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
Qualified Business Income (199A)*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
28	Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Low Volatility Equity Yield Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	LVEY-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Pennsylvania Tax Free Income Fund
Nasdaq:
A: VKMPX ■ C: VKPCX ■ Y: VKPYX ■ R6: VKPSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
7	Long-Term Fund Performance
9	Supplemental Information
12	Schedule of Investments
18	Financial Statements
22	Financial Highlights
23	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Fund Expenses
31	Approval of Investment Advisory and Sub-Advisory Contracts
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Pennsylvania Tax Free Income Fund

Bruce Crockett
Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Pennsylvania Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	7.53%
Class C Shares	6.80
Class Y Shares	7.80
Class R6 Shares	7.88
S&P Municipal Bond Index▼ (Broad Market Index)	8.26
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼ (Style-Specific Index)	10.65
Lipper Pennsylvania Municipal Debt Funds Index■ (Peer Group Index)	8.83
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.

Market conditions and your Fund
Pennsylvania benefits from a highly diversified economy that tends to track the national economy but with less volatility. During periods of national economic contraction, Pennsylvania will often outperform the US in real gross state product, real personal income and employment. However, during periods of economic expansion, Pennsylvania will often lag the rate of growth in the national economy.1 Pennsylvania’s population grew an estimated 0.8% between 2010 and 2018, to 12.8 million, lagging the country as a whole, which grew by 6% during the same time period.2 Pennsylvania’s unemployment rate stood at 3.9% in July 2019 versus 3.7% for the US.3 Pennsylvania is expected to add jobs at an average annual rate of 0.7% between 2018 and 2020.1
Pennsylvania has made efforts to improve its overall financial condition, including raising several taxes as part of its fiscal 2017-18 budget.1 In addition to the enactment of recurring revenue streams, the government is also working to shrink its long-term cost drivers.1 At the end of the fiscal year, Pennsylvania’s general obligation bonds were rated A+ by Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s, all with stable outlooks.4
The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 8.72% and high yield municipal bonds returned 9.81% during the fiscal year.5 Performance was particularly strong during the first eight months of 2019, with investment grade municipals returning 7.61% and high yield municipals returning 9.91%.5
The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $351 billion — down nearly 15% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the last 34 weeks of the fiscal year.7 A consistently positive flow pattern, coupled with con-
tinued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $52.1 billion from September 2018 through August 2019.7
For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.
Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019.8 Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September 2018. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.
Concerns about future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.
During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times, in September and December 2018, before lowering it in
Portfolio Composition
By credit sector, based on total investments
as of August 31, 2019
Revenue Bonds	77.5%
Pre-Refunded Bonds	15.2
General Obligation Bonds	6.5
Other	0.8
Top Five Debt Holdings
Based on total net assets
1.	Lancaster (County of), PA Hospital Authority (Masonic Villages)	2.5%
2.	Pennsylvania (Commonwealth of)	2.4%
3.	Allegheny (County of), PA	2.3%
4.	Commonwealth Financing Authority	2.2%
5.	Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University)	2.0%
Total Net Assets	144.3 million
Total Number of Holdings	168

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of August 31, 2019.
4	Invesco Pennsylvania Tax Free Income Fund

July 2019.9 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.
However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019 to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July 2019, citing uncertainty about the global economic outlook. The US Treasury curve was inverted at fiscal year-end with the yield on the 2-year US Treasury note exceeding the 10-year note.8 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.
As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below investment grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the Tax Cuts and Jobs Act of 2017, which instituted a $10,000 cap on state and local tax deductions, poured a record $18.9 billion into municipal bond funds during the first eight weeks of calendar year 2019, the most recorded over that period in at least 13 years.7
At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cuts and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.
Over the fiscal year, security selection in BB and B-rated bonds significantly contributed to the Fund’s performance versus its style-specific benchmark. Security selection in the local general obligation bonds and appropriation-backed municipal bonds also added to the Fund’s relative performance.
Overweight exposure to shorter duration bonds (3.99 years and less) detracted from the Fund’s performance relative to the style-specific benchmark. The Fund’s overweight exposure to and security selection in pre-refunded bonds detracted from relative performance.
During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose common shareholders to additional volatility.
We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.
Thank you for investing in Invesco Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.
1	Source: Commonwealth of Pennsylvania
2	Source: US Census Bureau
3	Source: Bureau of Labor Statistics
4	Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating
Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.
5	Source: FactSet Research Systems Inc.
6	Source: The Bond Buyer
7	Source: Strategic Insight
8	Source: US Department of the Treasury
9	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Paris
Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College — The City University of New York.
John (Jack) Connelly
Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.
Tim O’Reilly
Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.
5	Invesco Pennsylvania Tax Free Income Fund

James Phillips
Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.
John Schorle
Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He has been associated with Invesco or its investment advisory affiliates since 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Registered Certified Public Accountant.
Julius Williams
Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
6	Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
7	Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (5/1/87)	5.44%
10 Years	4.39
5 Years	2.89
1 Year	2.98
Class C Shares
Inception (8/13/93)	4.01%
10 Years	4.07
5 Years	3.01
1 Year	5.80
Class Y Shares
10 Years	5.09%
5 Years	4.04
1 Year	7.80
Class R6 Shares
10 Years	4.91%
5 Years	3.92
1 Year	7.88
Effective June 1, 2010, Class A and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the ef-
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/1/87)	5.40%
10 Years	4.60
5 Years	2.75
1 Year	1.00
Class C Shares
Inception (8/13/93)	3.94%
10 Years	4.28
5 Years	2.90
1 Year	3.79
Class Y Shares
10 Years	5.30%
5 Years	3.91
1 Year	5.77
Class R6 Shares
10 Years	5.11%
5 Years	3.78
1 Year	5.85
fect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.36%, 2.11%, 1.11% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
8	Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Debt securities risk. The prices of debt securities held by the Fund will be af-
fected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create lever-
age risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
9	Invesco Pennsylvania Tax Free Income Fund

to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
■	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
■	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Pennsylvania and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not focus its investments in such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
10	Invesco Pennsylvania Tax Free Income Fund

About indexes used in this report
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index tracks the performance of investment grade Pennsylvania-issued US municipals with maturities equal to or greater than five years.
■	The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
11	Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–111.36%(a)
Pennsylvania–107.20%
Allegheny (County of), PA; Series 2016 C-76, GO Bonds (b)	5.00%	11/01/2041	$2,820	$ 3,365,473
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University); Series 2008 A, Ref. VRD RB (c)	1.23%	12/01/2037	2,800	2,800,000
Allegheny (County of), PA Higher Education Building Authority (Chatham University); Series 2012 A, RB	5.00%	09/01/2035	1,000	1,071,280
Allegheny (County of), PA Higher Education Building Authority (Duquesne University);
Series 1998, Ref. RB (INS -AMBAC)(d)	5.50%	03/01/2020	660	672,322
Series 2011 A, RB (e)(f)	5.50%	03/01/2021	550	585,624
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB (g)	5.00%	04/01/2047	1,000	1,197,420
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group); Series 2018 A, Ref. RB (b)(g)	5.00%	04/01/2047	2,115	2,532,543
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center);
Series 2007 A-1, RB (67% of 3 mo. USD LIBOR + 0.82%)(h)	2.33%	02/01/2037	600	591,972
Series 2019 A, Ref. RB	4.00%	07/15/2038	1,035	1,181,411
Allegheny (County of), PA Industrial Development Authority (Residential Resources, Inc.); Series 2006, RB	5.10%	09/01/2026	980	980,000
Allegheny (County of), PA Sanitary Authority; Series 2015, Ref. RB (b)	5.00%	12/01/2045	2,120	2,476,478
Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2017, RB (i)	5.00%	05/01/2022	250	267,434
Series 2018, RB (i)	5.00%	05/01/2042	615	699,612
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing);
Series 2017 A, Ref. RB	5.00%	05/15/2037	750	875,370
Series 2017 C, RB	5.00%	05/15/2047	325	364,400
Berks (County of), PA Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,076,570
Bethlehem (City of), PA;
Series 2014, Ref. RB (INS -BAM)(d)	5.00%	11/15/2030	425	473,310
Series 2014, Ref. RB (INS -BAM)(d)	5.00%	11/15/2031	425	472,983
Bethlehem Area School District; Series 2010, GO Bonds (e)(f)	5.25%	01/15/2020	1,000	1,015,160
Bucks (County of), PA Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	307,222
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,179,365
Centre (County of), PA Hospital Authority (Mt. Nittany Medical Center);
Series 2011, RB (e)(f)	6.25%	11/15/2021	500	555,625
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	576,005
Chester (County of), PA Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	876,083
Chester (County of), PA Industrial Development Authority (Collegium Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	754,833
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,100,970
Chester (County of), PA Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, RB	5.00%	08/01/2045	750	811,440
Commonwealth Financing Authority;
Series 2018, RB (b)(g)	5.00%	06/01/2034	2,500	3,100,825
Series 2018, RB (b)(g)	5.00%	06/01/2035	955	1,177,515
Cumberland (County of), PA Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	880,031
Cumberland (County of), PA Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB (e)(f)	5.00%	11/01/2019	750	754,590
Cumberland (County of), PA Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,410,322
Dauphin (County of), PA General Authority (Pinnacle Health System); Series 2016 A, Ref. RB	5.00%	06/01/2034	510	610,276
Delaware (County of), PA Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	252,827
Delaware (County of), PA Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	434,733
Delaware River Port Authority; Series 2010 D, RB (e)(f)	5.00%	01/01/2020	1,000	1,012,730
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	$ 540	$ 600,982
Series 2012, Ref. RB	5.00%	01/01/2027	535	593,898
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,423,640
Derry (Township of), PA Pennsylvania Industrial & Commercial Development Authority (Hershey Arena); Series 2000 A, VRD RB (LOC - PNC Bank N.A.)(c)(j)	1.28%	09/12/2019	480	480,000
Doylestown (City of), PA Hospital Authority; Series 2013 A, RB (INS -AGM)(d)	5.00%	07/01/2024	1,000	1,120,450
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. RB	5.00%	07/15/2048	650	770,484
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing);
Series 2013, RB	5.00%	07/01/2035	500	541,410
Series 2014, RB	5.00%	07/01/2039	250	273,550
East Hempfield (Township of), PA Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	630	746,147
Series 2016, Ref. RB	5.00%	12/01/2039	370	429,940
Fayette (County of), PA Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC -PNC Bank, N.A.)(j)	1.28%	06/01/2037	1,135	1,135,000
Franklin (County of), PA Industrial Development Authority (Chambersburg Hospital); Series 2010, RB (e)(f)	5.37%	07/01/2020	1,000	1,034,910
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2043	475	526,656
Series 2018, Ref. RB	5.00%	12/01/2053	700	771,946
Series 2019, RB	5.00%	12/01/2039	385	430,345
Series 2019, RB	5.00%	12/01/2049	510	563,637
Series 2019, RB	5.00%	12/01/2054	1,000	1,102,190
Fulton (County of), PA Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. RB	5.00%	07/01/2040	1,515	1,636,019
Geisinger Authority (Geisinger Health System);
Series 2011 A-1, RB	5.13%	06/01/2041	500	529,885
Series 2011 B, VRD RB (c)	1.24%	06/01/2041	1,135	1,135,000
Series 2013 A, VRD RB (c)	1.24%	10/01/2043	1,825	1,825,000
Series 2017 A-1, Ref. RB (b)	5.00%	02/15/2045	2,190	2,599,946
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	750	926,332
Lancaster (City of), PA Industrial Development Authority (Willow Valley Communities); Series 2019, RB	5.00%	12/01/2049	455	530,594
Lancaster (County of), PA Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,250,441
Lancaster (County of), PA Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. RB	5.00%	07/01/2045	625	677,413
Lancaster (County of), PA Hospital Authority (Masonic Villages);
Series 2008 D, Ref. VRD RB (LOC - JP Morgan Chase Bank N.A.)(c)(j)	1.31%	07/01/2034	3,610	3,638,831
Series 2015, Ref. RB	5.00%	11/01/2035	210	239,341
Lebanon (County of), PA Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC-PNC Bank, N.A.)(c)(j)	1.28%	10/15/2025	2,225	2,225,000
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	847,803
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	651	656,653
Series 2014 B, RB (k)	7.50%	02/01/2044	172	81,638
Series 2014 C, RB (l)	0.00%	02/01/2044	516	134
Lycoming (County of), PA Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	792,915
Montgomery (County of), PA Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB (e)(f)	5.00%	06/01/2022	1,400	1,546,636
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	442,135
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Montgomery (County of), PA Higher Education & Health Authority (Philadelphia Presbytery Homes, Inc.);
Series 2017, Ref. RB	5.00%	12/01/2037	$ 750	$ 841,417
Series 2017, Ref. RB	5.00%	12/01/2047	1,000	1,109,230
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2018 A, Ref. RB	5.00%	09/01/2048	270	326,487
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB (e)(f)	6.25%	11/15/2019	1,000	1,010,070
Series 2012, Ref. RB	5.00%	11/15/2028	900	981,108
Montgomery (County of), PA Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. RB	5.25%	01/15/2045	850	963,721
Montgomery (County of), PA Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB (e)(f)	6.62%	12/01/2021	1,500	1,682,265
Montgomery (County of), PA Industrial Development Authority (Waverly Heights Ltd.); Series 2019, Ref. RB	5.00%	12/01/2049	1,000	1,161,700
Northampton (County of), PA General Purpose Authority (LaFayette College); Series 2017, Ref. RB (b)	5.00%	11/01/2047	1,635	1,984,105
Northampton (County of), PA General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. RB	5.00%	08/15/2036	330	390,694
Series 2018 A, Ref. RB	4.00%	08/15/2048	645	700,096
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	974,832
Northeastern Pennsylvania (State of) Hospital & Education Authority (Kings College); Series 2019, RB	5.00%	05/01/2044	1,000	1,202,650
Pennsylvania (Commonwealth of);
First Series 2014, GO Bonds (b)	5.00%	06/15/2034	3,000	3,467,190
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	604,417
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC); Series 2018 A, Ref. COP	5.00%	07/01/2043	590	713,245
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2017, RB (b)	5.00%	08/15/2046	2,200	2,677,400
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, RB	5.00%	03/01/2034	500	538,060
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. RB (m)	5.00%	11/01/2041	1,200	1,306,632
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, RB	6.00%	07/01/2053	920	1,081,920
Pennsylvania (State of) Economic Development Financing Authority (Covanta Holding Corp.); Series 2019 A, RB (i)(m)	3.25%	08/01/2039	1,250	1,256,187
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB (m)	5.50%	11/01/2044	635	682,333
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB (m)	5.00%	12/31/2034	1,235	1,440,553
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, RB	6.25%	01/01/2032	1,000	1,013,120
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	548,782
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2005 B, VRD RB (LOC - Td Bank N.A.)(c)(j)	1.30%	05/01/2030	525	525,000
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB (e)(f)	6.00%	07/01/2020	500	520,225
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,269,409
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB (e)(f)	5.00%	10/01/2022	1,300	1,454,128
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	518,470
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	612,328
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	981,087
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2017 A, RB	5.00%	08/15/2042	1,075	1,301,545
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Turnpike Commission;
Series 2009 C, RB (INS -AGM)(d)(k)	6.25%	06/01/2033	$2,000	$ 2,580,280
Series 2009 E, RB (k)	6.37%	12/01/2038	1,435	1,900,256
Series 2010 A-1, RB (e)(f)	5.00%	12/01/2019	500	504,730
Series 2018 A-2, RB	5.00%	12/01/2043	535	660,880
Series 2018 B, RB	5.25%	12/01/2048	630	780,135
Series 2019 A, RB	5.00%	12/01/2044	1,000	1,255,310
Subseries 2010 A-2, RB (e)(f)	5.50%	12/01/2020	180	189,830
Subseries 2010 A-2, Ref. RB (e)(f)	5.50%	12/01/2020	820	864,780
Subseries 2010 B-2, RB (e)(f)	5.00%	12/01/2020	235	246,388
Subseries 2010 B-2, RB (e)(f)	5.00%	12/01/2020	125	131,058
Subseries 2010 B-2, RB (e)(f)	5.13%	12/01/2020	500	524,995
Subseries 2010 B-2, Ref. RB (e)(f)	5.00%	12/01/2020	265	277,842
Subseries 2017 B-1, RB	5.25%	06/01/2047	1,000	1,190,320
Philadelphia (City of), PA;
Ninth Series 2010, RB (e)(f)	5.25%	08/01/2020	390	404,547
Ninth Series 2010, RB	5.25%	08/01/2040	610	631,747
Series 2010 C, RB (e)(f)	5.00%	08/01/2020	970	1,004,901
Series 2010 C, RB (e)(f)	5.00%	08/01/2020	280	289,943
Series 2011, GO Bonds (e)(f)	6.00%	08/01/2020	500	522,265
Series 2017 A, RB (b)(g)	5.25%	10/01/2052	2,070	2,531,631
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2036	700	855,442
Series 2017 B, Ref. RB (m)	5.00%	07/01/2047	1,000	1,186,920
Series 2017, Ref. GO Bonds	5.00%	08/01/2041	880	1,062,072
Series 2019 B, GO Bonds	5.00%	02/01/2039	300	378,381
Philadelphia (City of), PA Authority for Industrial Development (The Childrens Hospital of Philadelphia); Series 2014 A, RB (b)	5.00%	07/01/2042	1,500	1,734,120
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	1,117,810
Series 2017, Ref. RB	5.00%	07/01/2049	500	555,625
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (e)(f)	5.00%	05/15/2020	1,500	1,540,395
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,161,180
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.12%	03/15/2043	585	585,000
Philadelphia (City of), PA Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,030,290
Philadelphia (City of), PA Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	1,025,482
Philadelphia (City of), PA Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	683,142
Philadelphia (City of), PA Industrial Development Authority (MaST Charter School); Series 2010, RB (e)(f)	6.00%	08/01/2020	700	730,191
Philadelphia (City of), PA Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,660,335
Philadelphia (City of), PA Industrial Development Authority (New Foundations Charter School); Series 2012, RB (e)(f)	6.62%	12/15/2022	750	879,420
Philadelphia (City of), PA Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (i)	6.50%	06/15/2033	945	969,239
Philadelphia (City of), PA Industrial Development Authority (University of the Arts); Series 2017, Ref. RB (i)	5.00%	03/15/2045	540	580,311
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. RB	5.00%	12/01/2031	840	999,138
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	607,534
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia School District;
Series 2007 A, Ref. GO Bonds (INS -NATL)(d)	5.00%	06/01/2025	$ 535	$ 638,100
Series 2008 E, GO Bonds (INS -BHAC)(d)	5.13%	09/01/2023	250	250,000
Pittsburgh (City of) & Allegheny (County of), PA Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. RB (INS -AGM)(d)	5.00%	02/01/2031	1,000	1,032,470
Pittsburgh (City of), PA Water & Sewer Authority;
Series 2013 A, Ref. RB	5.00%	09/01/2031	500	570,060
Series 2019 A, RB (INS -AGM)(d)	5.00%	09/01/2044	450	564,431
Ridley School District; Series 2009, VRD GO Bonds (LOC-TD Bank N.A.)(c)(j)	1.27%	11/01/2029	410	410,000
State Public School Building Authority (Harrisburg School District); Series 2016 A, Ref. RB (INS -AGM)(d)	5.00%	12/01/2030	1,055	1,281,825
Susquehanna Area Regional Airport Authority; Series 2012 A, RB (m)	5.00%	01/01/2027	1,185	1,303,713
Union (County of), PA Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. RB (e)(f)	7.00%	08/01/2021	1,000	1,109,890
Washington (County of), PA Industrial Development Authority (Washington Jefferson College); Series 2010, RB (e)(f)	5.25%	05/01/2020	500	513,870
Washington (County of), PA Redevelopment Authority; Series 2018, Ref. RB	5.00%	07/01/2028	500	537,465
Westmoreland (County of), PA Industrial Development Authority (Excela Health); Series 2005 A, VRD RB (LOC-PNC Bank, N.A.)(c)(j)	1.28%	07/01/2027	400	400,000
Westmoreland (County of), PA Municipal Authority; Series 2013, RB (e)(f)	5.00%	08/15/2023	750	863,617
Wilkes-Barre (City of), PA Finance Authority (University of Scranton); Series 2010, RB (e)(f)	5.00%	11/01/2020	850	887,935
				154,659,302
Guam–3.08%
Guam (Territory of); Series 2011 A, RB	5.13%	01/01/2042	785	826,110
Guam (Territory of) (Section 30); Series 2009 A, RB (e)(f)	5.75%	12/01/2019	1,250	1,264,338
Guam (Territory of) Power Authority;
Series 2010 A, RB (e)(f)	5.50%	10/01/2020	410	429,311
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	559,915
Guam (Territory of) Waterworks Authority;
Series 2010, RB (e)(f)	5.62%	07/01/2020	1,000	1,037,640
Series 2014 A, Ref. RB	5.00%	07/01/2029	285	321,839
				4,439,153
Virgin Islands–0.74%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB (m)	5.00%	09/01/2029	575	577,524
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025	500	498,750
				1,076,274
Puerto Rico–0.34%
Children’s Trust Fund; Series 2002, RB	5.38%	05/15/2033	210	213,083
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB (l)	0.00%	07/01/2027	350	276,952
				490,035
TOTAL INVESTMENTS IN SECURITIES(n)–111.36% (Cost $150,268,383)				160,664,764
FLOATING RATE NOTE OBLIGATIONS–(10.83)%
Notes with interest and fee rates ranging from 1.90% to 1.97% at 08/31/2019 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1K)(o)				(15,630,000)
OTHER ASSETS LESS LIABILITIES–(0.53)%				(759,098)
NET ASSETS–100.00%				$ 144,275,666
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Pennsylvania Tax Free Income Fund

Investment Abbreviations:
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
COP	– Certificates of Participation
GO	– General Obligation
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Notes to Schedule of Investments:
(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,095,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $3,772,783, which represented 2.61% of the Fund’s Net Assets.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Zero coupon bond issued at a discount.
(m)	Security subject to the alternative minimum tax.
(n)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.
(o)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2019. At August 31, 2019, the Fund’s investments with a value of $27,647,226 are held by TOB Trusts and serve as collateral for the $15,630,000 in the floating rate note obligations outstanding at that date.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $150,268,383)	$ 160,664,764
Cash	91,054
Receivable for:
Fund shares sold	76,298
Interest	1,515,531
Investment for trustee deferred compensation and retirement plans	42,994
Other assets	6,712
Total assets	162,397,353
Liabilities:
Floating rate note obligations	15,630,000
Payable for:
Investments purchased	2,087,130
Dividends	172,301
Fund shares reacquired	30,250
Accrued fees to affiliates	57,841
Accrued trustees’ and officers’ fees and benefits	2,619
Accrued other operating expenses	94,808
Trustee deferred compensation and retirement plans	46,738
Total liabilities	18,121,687
Net assets applicable to shares outstanding	$ 144,275,666
Net assets consist of:
Shares of beneficial interest	$ 138,616,229
Distributable earnings	5,659,437
$ 144,275,666
Net Assets:
Class A	$124,485,198
Class C	$ 7,283,879
Class Y	$ 10,454,939
Class R6	$ 2,051,650
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,508,472
Class C	438,884
Class Y	630,008
Class R6	123,634
Class A:
Net asset value per share	$ 16.58
Maximum offering price per share (Net asset value of $16.58 ÷ 95.75%)	$ 17.32
Class C:
Net asset value and offering price per share	$ 16.60
Class Y:
Net asset value and offering price per share	$ 16.59
Class R6:
Net asset value and offering price per share	$ 16.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Pennsylvania Tax Free Income Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Interest	$ 5,942,649
Expenses:
Advisory fees	639,832
Administrative services fees	28,990
Custodian fees	1,198
Distribution fees:
Class A	275,881
Class C	73,817
Interest, facilities and maintenance fees	402,629
Transfer agent fees — A, C and Y	104,077
Transfer agent fees — R6	223
Trustees’ and officers’ fees and benefits	22,062
Registration and filing fees	54,775
Reports to shareholders	21,268
Professional services fees	77,786
Other	19,800
Total expenses	1,722,338
Less: Expense offset arrangement(s)	(512)
Net expenses	1,721,826
Net investment income	4,220,823
Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(660,914)
Change in net unrealized appreciation of Investment securities	5,997,437
Net realized and unrealized gain	5,336,523
Net increase in net assets resulting from operations	$9,557,346
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 4,220,823	$ 5,506,334
Net realized gain (loss)	(660,914)	(261,608)
Change in net unrealized appreciation (depreciation)	5,997,437	(3,927,613)
Net increase in net assets resulting from operations	9,557,346	1,317,113
Distributions to shareholders from distributable earnings(1):
Class A	(4,441,367)	(4,179,503)
Class B	—	(5,238)
Class C	(242,072)	(301,057)
Class Y	(373,567)	(274,889)
Class R6	(55,313)	(26,987)
Total distributions from distributable earnings	(5,112,319)	(4,787,674)
Share transactions–net:
Class A	12,995,184	(1,690,730)
Class B	—	(409,496)
Class C	(1,912,249)	(1,039,714)
Class Y	3,473,418	(98,829)
Class R6	950,717	1,054,603
Net increase (decrease) in net assets resulting from share transactions	15,507,070	(2,184,166)
Net increase (decrease) in net assets	19,952,097	(5,654,727)
Net assets:
Beginning of year	124,323,569	129,978,296
End of year	$ 144,275,666	$124,323,569

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Pennsylvania Tax Free Income Fund

Statement of Cash Flows
For the year ended August 31, 2019
Cash provided by operating activities:
Net increase in net assets resulting from operations	$ 9,557,346
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(18,223,060)
Proceeds from sales of investments	15,913,921
Purchases of short-term investments, net	(13,545,000)
Amortization of premium on investment securities	797,778
Accretion of discount on investment securities	(19,717)
Decrease in receivables and other assets	85,644
Increase in accrued expenses and other payables	96,189
Net realized loss from investment securities	660,914
Net change in unrealized appreciation on investment securities	(5,997,437)
Net cash provided by operating activities	(10,673,422)
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(1,814,624)
Proceeds from shares of beneficial interest sold	32,311,690
Proceeds of TOB Trusts	405,000
Disbursements from shares of beneficial interest reacquired	(20,204,008)
Net cash provided by (used in) financing activities	10,698,058
Net increase in cash and cash equivalents	24,636
Cash and cash equivalents at beginning of period	66,418
Cash and cash equivalents at end of period	$ 91,054
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$ 3,258,140
Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$ 402,629
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Pennsylvania Tax Free Income Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$16.04	$0.53	$ 0.66	$ 1.19	$(0.65)	$16.58	7.60%	$124,485	1.32% (d)	1.32% (d)	1.01% (d)	3.32% (d)	11%
Year ended 08/31/18	16.49	0.71 (e)	(0.54) (e)	0.17	(0.62)	16.04	1.05	107,640	1.36	1.36	1.05	4.37 (e)	17
Year ended 08/31/17	17.01	0.57	(0.55)	0.02	(0.54)	16.49	0.18	112,324	1.19	1.19	1.04	3.50	22
Year ended 08/31/16	16.44	0.57	0.60	1.17	(0.60)	17.01	7.21	118,906	1.08	1.08	1.02	3.41	12
Year ended 08/31/15	16.50	0.59	(0.09)	0.50	(0.56)	16.44	3.09	112,409	1.12	1.12	1.09	3.59	13
Class C
Year ended 08/31/19	16.06	0.41	0.66	1.07	(0.53)	16.60	6.80	7,284	2.07 (d)	2.07 (d)	1.76 (d)	2.57 (d)	11
Year ended 08/31/18	16.50	0.59 (e)	(0.53) (e)	0.06	(0.50)	16.06	0.36	9,013	2.11	2.11	1.80	3.62 (e)	17
Year ended 08/31/17	17.03	0.45	(0.56)	(0.11)	(0.42)	16.50	(0.63)	10,325	1.94	1.94	1.79	2.75	22
Year ended 08/31/16	16.46	0.44	0.60	1.04	(0.47)	17.03	6.42	11,406	1.83	1.83	1.77	2.66	12
Year ended 08/31/15	16.53	0.47	(0.09)	0.38	(0.45)	16.46	2.33	9,488	1.87	1.87	1.84	2.84	13
Class Y
Year ended 08/31/19	16.06	0.57	0.65	1.22	(0.69)	16.59	7.80	10,455	1.07 (d)	1.07 (d)	0.76 (d)	3.57 (d)	11
Year ended 08/31/18	16.50	0.75 (e)	(0.53) (e)	0.22	(0.66)	16.06	1.37	6,622	1.11	1.11	0.80	4.62 (e)	17
Year ended 08/31/17	17.02	0.61	(0.55)	0.06	(0.58)	16.50	0.44	6,905	0.94	0.94	0.79	3.75	22
Year ended 08/31/16	16.46	0.61	0.59	1.20	(0.64)	17.02	7.41	4,351	0.83	0.83	0.77	3.66	12
Year ended 08/31/15	16.51	0.64	(0.08)	0.56	(0.61)	16.46	3.41	3,323	0.87	0.87	0.84	3.84	13
Class R6
Year ended 08/31/19	16.06	0.59	0.64	1.23	(0.70)	16.59	7.88	2,052	1.01 (d)	1.01 (d)	0.70 (d)	3.63 (d)	11
Year ended 08/31/18	16.50	0.75 (e)	(0.53) (e)	0.22	(0.66)	16.06	1.38	1,048	1.07	1.07	0.76	4.66 (e)	17
Year ended 08/31/17(f)	16.23	0.26	0.25	0.51	(0.24)	16.50	3.15	10	0.93 (g)	0.93 (g)	0.78 (g)	3.76 (g)	22

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $110,529, $7,382, $8,765 and $1,290 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Amount includes the effect of a one-time reclassification of prior year earnings. Excluding this reclassification, net investment income per share, net gains (losses) on securities and ratio of net investment income to average net assets would have been $0.57, $(0.40) and 3.48%; $0.45, $(0.39) and 2.73%; $0.61, $(0.39) and 3.73%; and $0.61, $(0.39) and 3.77% for Class A, Class C, Class Y and Class R6, respectively.
(f)	Commencement date of April 04, 2017.
(g)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Pennsylvania Tax Free Income Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.
The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among
23	Invesco Pennsylvania Tax Free Income Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a
24	Invesco Pennsylvania Tax Free Income Fund

TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
L.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.40%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.50%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee
25	Invesco Pennsylvania Tax Free Income Fund

waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $22,871 in front-end sales commissions from the sale of Class A shares and $1,371 and $100 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2019, the Fund engaged in securities purchases of $19,989,623 and securities sales of $7,405,801, which did not result in any net realized gains (losses).
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $512.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which
26	Invesco Pennsylvania Tax Free Income Fund

their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances and Borrowings
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2019 were $15,243,462 and 2.64%, respectively.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Tax Exempt Income	5,112,319	4,787,674

Tax Components of Net Assets at Period-End:
2019
Undistributed tax-exempt income	$ 255,693
Net unrealized appreciation — investments	10,431,550
Temporary book/tax differences	(38,502)
Capital loss carryforward	(4,989,304)
Shares of beneficial interest	138,616,229
Total net assets	$144,275,666
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TOBs and book to tax accretion and amortization differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,134,559	$3,854,745	$4,989,304

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $19,518,547 and $14,663,921, respectively. Cost of investments,
27	Invesco Pennsylvania Tax Free Income Fund

including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 10,566,506
Aggregate unrealized (depreciation) of investments	(134,956)
Net unrealized appreciation of investments	$10,431,550
Cost of investments for tax purposes is $150,233,214.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of federal income tax credit, on August 31, 2019, undistributed net investment income was decreased by $13,667, undistributed net realized gain (loss) was decreased by $4 and shares of beneficial interest was increased by $13,671. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,422,384	$ 22,917,558	698,917	$ 11,354,722
Class C	165,811	2,677,786	66,944	1,090,000
Class Y	358,323	5,739,087	172,232	2,804,028
Class R6	64,872	1,052,876	70,642	1,151,862
Issued as reinvestment of dividends:
Class A	176,599	2,837,833	177,597	2,871,169
Class B(b)	-	-	86	1,400
Class C	10,430	167,565	12,768	206,632
Class Y	12,663	204,210	8,344	134,919
Class R6	3,010	48,532	1,614	26,000
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	19,569	318,589
Class B	-	-	(19,522)	(318,589)
Automatic conversion of Class C shares to Class A shares:
Class A	213,649	3,398,077	-	-
Class C	(213,386)	(3,398,077)	-	-
Reacquired:
Class A	(1,012,851)	(16,158,284)	(1,000,930)	(16,235,210)
Class B(b)	-	-	(5,629)	(92,307)
Class C	(85,078)	(1,359,523)	(144,200)	(2,336,346)
Class Y	(153,248)	(2,469,879)	(186,742)	(3,037,776)
Class R6	(9,479)	(150,691)	(7,642)	(123,259)
Net increase (decrease) in share activity	953,699	$ 15,507,070	(135,952)	$ (2,184,166)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
28	Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Pennsylvania Tax Free Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statements of operations and of cash flows for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
29	Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,060.60	$ 6.39	$ 1,019.00	$ 6.26	1.23%
Class C	1,000.00	1,056.70	10.26	1,015.22	10.06	1.98
Class Y	1,000.00	1,061.20	5.09	1,020.27	4.99	0.98
Class R6	1,000.00	1,061.60	4.78	1,020.57	4.69	0.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
30	Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Pennsylvania Tax Free Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its perfomance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Trustees also reviewed more recent Fund

31                         Invesco  Pennsylvania Tax Free Income Fund

performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were in the fourth, fourth and fifth quintiles of its expense group, respectively, and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco  Pennsylvania Tax Free Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
33	Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Pennsylvania Tax Free Income Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-PTFI-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX ■ C: SPICX ■ Y: SPIDX ■ R6: SPISX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
19	Financial Statements
23	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Fund Expenses
32	Approval of Investment Advisory and Sub-Advisory Contracts
34	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Andrew Schlossberg
Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco S&P 500 Index Fund

Bruce Crockett
Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco S&P 500 Index Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.36%
Class C Shares	1.60
Class Y Shares	2.62
Class R6 Shares	2.65
S&P 500 Index▼ (Broad Market/Style-Specific Index)	2.92
Lipper S&P 500 Objective Funds Index■ (Peer Group Index)	2.71
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.
During the fiscal year, the information technology (IT), consumer staples, real estate, utilities and communication services sectors contributed the most to the Fund’s overall performance. Market sectors delivering negative overall returns for the Fund included energy, financials, health care and materials.
Leading contributors to the Fund’s performance for the fiscal year included Microsoft, Procter & Gamble, Visa and Mastercard. Microsoft and Mastercard repeatedly delivered strong earnings and increased revenue growth during the fiscal year.
Top detractors from the Fund’s performance for the fiscal year were Apple and Amazon.com. The stocks’ larger weights in the Fund, coupled with negative returns, hurt the Fund’s performance. Other detractors included NVIDIA and Wells Fargo.
Portfolio Composition
By sector % of total net assets
Information Technology	21.75%
Health Care	13.70
Financials	12.59
Communication Services	10.32
Consumer Discretionary	10.01
Industrials	9.10
Consumer Staples	7.48
Energy	4.35
Utilities	3.41
Real Estate	3.21
Materials	2.67
Money Market Funds Plus Other Assets Less Liabilities	1.41
Top 10 Equity Holdings*
% of total net assets
1.	Microsoft Corp.	4.27%
2.	Apple, Inc.	3.69
3.	Amazon.com, Inc.	2.97
4.	Facebook, Inc., Class A	1.80
5.	Berkshire Hathaway, Inc., Class B	1.59
6.	Alphabet, Inc., Class C	1.47
7.	Alphabet, Inc., Class A	1.44
8.	JPMorgan Chase & Co.	1.44
9.	Johnson & Johnson	1.38
10.	Visa, Inc., Class A	1.27
Total Net Assets	$1.4 billion
Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco S&P 500 Index Fund

Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.
Thank you for your investment in Invesco S&P 500 Index Fund.
1	Source: Bloomberg
2	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
Daniel Tsai
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.
Anne Unflat
Portfolio Manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.
5	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (9/26/97)	6.41%
10 Years	12.18
5 Years	8.26
1 Year	–3.26
Class C Shares
Inception (9/26/97)	6.31%
10 Years	11.99
5 Years	8.68
1 Year	0.60
Class Y Shares
Inception (9/26/97)	6.94%
10 Years	13.10
5 Years	9.76
1 Year	2.62
Class R6 Shares
10 Years	12.91%
5 Years	9.66
1 Year	2.65
Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (9/26/97)	6.47%
10 Years	13.43
5 Years	8.85
1 Year	3.80
Class C Shares
Inception (9/26/97)	6.37%
10 Years	13.23
5 Years	9.27
1 Year	7.98
Class Y Shares
Inception (9/26/97)	7.00%
10 Years	14.35
5 Years	10.35
1 Year	10.06
Class R6 Shares
10 Years	14.15%
5 Years	10.24
1 Year	10.13
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 0.57%, 1.29%, 0.32% and 0.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
7	Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco S&P 500 Index Fund

■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Stan-
dard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
9	Invesco S&P 500 Index Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–98.59%
Advertising–0.10%
Interpublic Group of Cos., Inc. (The)	21,736	$ 432,112
Omnicom Group, Inc.	12,364	940,406
		1,372,518
Aerospace & Defense–2.67%
Arconic, Inc.	22,423	579,410
Boeing Co. (The)	29,382	10,697,692
General Dynamics Corp.	15,249	2,916,676
Huntington Ingalls Industries, Inc.	2,322	485,298
L3Harris Technologies, Inc.	12,476	2,637,551
Lockheed Martin Corp.	13,804	5,302,255
Northrop Grumman Corp.	9,536	3,508,008
Raytheon Co.	15,642	2,898,776
Textron, Inc.	13,022	585,990
TransDigm Group, Inc.(b)	2,747	1,478,765
United Technologies Corp.	45,553	5,932,823
		37,023,244
Agricultural & Farm Machinery–0.20%
Deere & Co.	17,809	2,758,792
Agricultural Products–0.09%
Archer-Daniels-Midland Co.	31,459	1,197,015
Air Freight & Logistics–0.59%
C.H. Robinson Worldwide, Inc.	7,652	646,517
Expeditors International of Washington, Inc.	9,700	689,670
FedEx Corp.	13,480	2,138,063
United Parcel Service, Inc., Class B	39,173	4,648,268
		8,122,518
Airlines–0.39%
Alaska Air Group, Inc.	6,984	417,084
American Airlines Group, Inc.	22,234	584,977
Delta Air Lines, Inc.	33,456	1,935,764
Southwest Airlines Co.	27,448	1,436,079
United Airlines Holdings, Inc.(b)	12,412	1,046,456
		5,420,360
Alternative Carriers–0.04%
CenturyLink, Inc.	53,884	613,200
Apparel Retail–0.46%
Gap, Inc. (The)	11,844	187,017
L Brands, Inc.	12,880	212,649
Ross Stores, Inc.	20,622	2,186,138
TJX Cos., Inc. (The)	68,104	3,743,677
		6,329,481
Shares		Value
Apparel, Accessories & Luxury Goods–0.24%
Capri Holdings Ltd.(b)	8,434	$ 222,489
Hanesbrands, Inc.	20,312	277,462
PVH Corp.	4,234	320,937
Ralph Lauren Corp.	2,971	262,458
Tapestry, Inc.	16,315	336,905
Under Armour, Inc., Class A(b)	10,601	197,285
Under Armour, Inc., Class C(b)	10,910	184,597
VF Corp.	18,289	1,498,783
		3,300,916
Application Software–1.81%
Adobe, Inc.(b)	27,403	7,796,428
ANSYS, Inc.(b)	4,734	977,855
Autodesk, Inc.(b)	12,333	1,761,399
Cadence Design Systems Inc.(b)	15,782	1,080,751
Citrix Systems, Inc.	6,997	650,581
Intuit, Inc.	14,558	4,197,945
salesforce.com, inc.(b)	47,970	7,486,678
Synopsys, Inc.(b)	8,369	1,186,808
		25,138,445
Asset Management & Custody Banks–0.76%
Affiliated Managers Group, Inc.	2,910	222,993
Ameriprise Financial, Inc.	7,519	969,801
Bank of New York Mellon Corp. (The)	49,473	2,080,834
BlackRock, Inc.	6,681	2,823,123
Franklin Resources, Inc.	16,524	434,251
Invesco Ltd.(c)	22,496	353,187
Northern Trust Corp.	12,213	1,073,889
State Street Corp.	20,957	1,075,304
T. Rowe Price Group, Inc.	13,312	1,472,574
		10,505,956
Auto Parts & Equipment–0.11%
Aptiv PLC	14,440	1,200,975
BorgWarner, Inc.	11,614	378,965
		1,579,940
Automobile Manufacturers–0.34%
Ford Motor Co.	220,078	2,018,115
General Motors Co.	74,081	2,747,665
		4,765,780
Automotive Retail–0.33%
Advance Auto Parts, Inc.	4,007	552,766
AutoZone, Inc.(b)	1,377	1,517,027
CarMax, Inc.(b)	9,333	777,252
O’Reilly Automotive, Inc.(b)	4,402	1,689,312
		4,536,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco S&P 500 Index Fund

Shares		Value
Biotechnology–2.11%
AbbVie, Inc.	83,024	$ 5,457,998
Alexion Pharmaceuticals, Inc.(b)	12,596	1,269,173
Amgen, Inc.	34,254	7,146,069
Biogen, Inc.(b)	10,889	2,392,858
Celgene Corp.(b)	39,608	3,834,054
Gilead Sciences, Inc.	71,432	4,538,789
Incyte Corp.(b)	10,035	821,064
Regeneron Pharmaceuticals, Inc.(b)	4,416	1,280,861
Vertex Pharmaceuticals, Inc.(b)	14,383	2,589,228
		29,330,094
Brewers–0.04%
Molson Coors Brewing Co., Class B	10,594	544,108
Broadcasting–0.18%
CBS Corp., Class B	19,766	831,358
Discovery, Inc., Class A(b)	8,880	245,088
Discovery, Inc., Class C(b)	20,257	527,290
Fox Corp., Class A	19,900	660,083
Fox Corp., Class B	9,079	297,791
		2,561,610
Building Products–0.28%
A.O. Smith Corp.	7,929	368,857
Allegion PLC	5,281	508,402
Fortune Brands Home & Security, Inc.	7,859	401,280
Johnson Controls International PLC	44,691	1,907,859
Masco Corp.	16,467	670,701
		3,857,099
Cable & Satellite–1.13%
Charter Communications, Inc., Class A(b)	9,661	3,957,049
Comcast Corp., Class A	254,373	11,258,549
DISH Network Corp., Class A(b)	12,957	434,837
		15,650,435
Casinos & Gaming–0.10%
MGM Resorts International	28,661	804,228
Wynn Resorts, Ltd.	5,416	596,572
		1,400,800
Commodity Chemicals–0.22%
Dow, Inc.	42,028	1,791,653
LyondellBasell Industries N.V., Class A	17,018	1,316,853
		3,108,506
Communications Equipment–1.04%
Arista Networks, Inc.(b)	2,971	673,288
Cisco Systems, Inc.	240,410	11,253,592
F5 Networks, Inc.(b)	3,373	434,207
Juniper Networks, Inc.	19,337	447,845
Motorola Solutions, Inc.	9,253	1,673,960
		14,482,892
Shares		Value
Computer & Electronics Retail–0.06%
Best Buy Co., Inc.	13,091	$ 833,242
Construction & Engineering–0.06%
Jacobs Engineering Group, Inc.	6,443	572,525
Quanta Services, Inc.	8,004	271,336
		843,861
Construction Machinery & Heavy Trucks–0.50%
Caterpillar, Inc.	32,116	3,821,804
Cummins, Inc.	8,144	1,215,655
PACCAR, Inc.	19,489	1,277,699
Wabtec Corp.	9,084	628,703
		6,943,861
Construction Materials–0.14%
Martin Marietta Materials, Inc.	3,491	885,911
Vulcan Materials Co.	7,371	1,041,154
		1,927,065
Consumer Electronics–0.04%
Garmin Ltd.	6,780	553,045
Consumer Finance–0.69%
American Express Co.	38,457	4,629,069
Capital One Financial Corp.	26,372	2,284,343
Discover Financial Services	18,180	1,453,854
Synchrony Financial	35,615	1,141,461
		9,508,727
Copper–0.05%
Freeport-McMoRan, Inc.	81,468	748,691
Data Processing & Outsourced Services–4.27%
Alliance Data Systems Corp.	2,548	313,277
Automatic Data Processing, Inc.	24,442	4,151,229
Broadridge Financial Solutions, Inc.	6,568	850,162
Fidelity National Information Services, Inc.	34,417	4,688,284
Fiserv, Inc.(b)	32,002	3,422,294
FleetCor Technologies, Inc.(b)	4,850	1,447,240
Global Payments, Inc.	8,812	1,462,616
Jack Henry & Associates, Inc.	4,315	625,502
Mastercard, Inc., Class A	50,476	14,202,432
Paychex, Inc.	17,971	1,468,231
PayPal Holdings, Inc.(b)	65,985	7,195,664
Total System Services, Inc.	9,101	1,221,536
Visa, Inc., Class A	97,663	17,659,424
Western Union Co. (The)	24,188	535,038
		59,242,929
Department Stores–0.06%
Kohl’s Corp.	9,098	429,972
Macy’s, Inc.	17,345	256,012
Nordstrom, Inc.	5,892	170,691
		856,675
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco S&P 500 Index Fund

Shares		Value
Distillers & Vintners–0.18%
Brown-Forman Corp., Class B	9,298	$ 548,489
Constellation Brands, Inc., Class A	9,390	1,918,847
		2,467,336
Distributors–0.09%
Genuine Parts Co.	8,160	736,767
LKQ Corp.(b)	17,601	462,378
		1,199,145
Diversified Banks–4.11%
Bank of America Corp.	496,613	13,661,824
Citigroup, Inc.	129,870	8,357,134
JPMorgan Chase & Co.	182,185	20,014,844
U.S. Bancorp	84,036	4,427,857
Wells Fargo & Co.	227,167	10,579,167
		57,040,826
Diversified Chemicals–0.04%
Eastman Chemical Co.	7,816	510,932
Diversified Support Services–0.15%
Cintas Corp.	4,735	1,249,093
Copart, Inc.(b)	11,330	854,169
		2,103,262
Drug Retail–0.16%
Walgreens Boots Alliance, Inc.	43,645	2,234,188
Electric Utilities–2.07%
Alliant Energy Corp.	13,301	697,637
American Electric Power Co., Inc.	27,711	2,525,858
Duke Energy Corp.	40,887	3,791,860
Edison International	18,319	1,323,914
Entergy Corp.	10,701	1,207,501
Evergy, Inc.	13,708	891,020
Eversource Energy	18,032	1,444,904
Exelon Corp.	54,529	2,577,041
FirstEnergy Corp.	28,354	1,304,284
NextEra Energy, Inc.	26,896	5,892,376
Pinnacle West Capital Corp.	6,271	597,689
PPL Corp.	40,533	1,197,750
Southern Co. (The)	58,454	3,405,530
Xcel Energy, Inc.	28,904	1,856,215
		28,713,579
Electrical Components & Equipment–0.44%
AMETEK, Inc.	12,801	1,099,990
Eaton Corp. PLC	23,788	1,920,167
Emerson Electric Co.	34,517	2,056,868
Rockwell Automation, Inc.	6,634	1,013,609
		6,090,634
Electronic Components–0.19%
Amphenol Corp., Class A	16,776	1,468,571
Shares		Value
Electronic Components–(continued)
Corning, Inc.	44,098	$ 1,228,129
		2,696,700
Electronic Equipment & Instruments–0.10%
FLIR Systems, Inc.	7,575	373,220
Keysight Technologies, Inc.(b)	10,599	1,026,619
		1,399,839
Electronic Manufacturing Services–0.14%
IPG Photonics Corp.(b)	1,987	245,852
TE Connectivity Ltd.	18,947	1,728,345
		1,974,197
Environmental & Facilities Services–0.29%
Republic Services, Inc.	12,150	1,084,387
Rollins, Inc.	8,241	270,387
Waste Management, Inc.	21,942	2,618,778
		3,973,552
Fertilizers & Agricultural Chemicals–0.20%
CF Industries Holdings, Inc.	12,463	600,592
Corteva, Inc.	42,028	1,232,261
FMC Corp.	7,393	638,238
Mosaic Co. (The)	19,932	366,549
		2,837,640
Financial Exchanges & Data–1.17%
Cboe Global Markets, Inc.	6,274	747,610
CME Group, Inc.	20,104	4,368,398
Intercontinental Exchange, Inc.	31,667	2,960,231
MarketAxess Holdings, Inc.	2,117	841,761
Moody’s Corp.	9,241	1,992,175
MSCI, Inc.	4,765	1,118,012
Nasdaq, Inc.	6,474	646,364
S&P Global, Inc.	13,819	3,595,566
		16,270,117
Food Distributors–0.14%
Sysco Corp.	26,555	1,973,833
Food Retail–0.08%
Kroger Co. (The)	45,303	1,072,775
Footwear–0.43%
NIKE, Inc., Class B	70,578	5,963,841
Gas Utilities–0.05%
Atmos Energy Corp.	6,536	720,463
General Merchandise Stores–0.48%
Dollar General Corp.	14,507	2,264,398
Dollar Tree, Inc.(b)	13,306	1,350,958
Target Corp.	28,773	3,079,862
		6,695,218
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco S&P 500 Index Fund

Shares		Value
Gold–0.13%
Newmont Goldcorp Corp.	46,030	$ 1,836,137
Health Care Distributors–0.25%
AmerisourceBergen Corp.	8,734	718,546
Cardinal Health, Inc.	16,765	723,075
Henry Schein, Inc.(b)	8,366	515,513
McKesson Corp.	10,626	1,469,257
		3,426,391
Health Care Equipment–3.44%
Abbott Laboratories	99,078	8,453,335
ABIOMED, Inc.(b)	2,541	490,591
Baxter International, Inc.	26,653	2,344,131
Becton, Dickinson and Co.	15,147	3,846,126
Boston Scientific Corp.(b)	78,100	3,337,213
Danaher Corp.	35,382	5,027,428
Edwards Lifesciences Corp.(b)	11,709	2,597,525
Hologic, Inc.(b)	15,075	744,253
IDEXX Laboratories, Inc.(b)	4,809	1,393,360
Intuitive Surgical, Inc.(b)	6,483	3,315,017
Medtronic PLC	75,295	8,123,577
ResMed, Inc.	8,013	1,116,211
Stryker Corp.	17,391	3,837,498
Teleflex, Inc.	2,593	943,645
Varian Medical Systems, Inc.(b)	5,076	537,701
Zimmer Biomet Holdings, Inc.	11,532	1,605,254
		47,712,865
Health Care Facilities–0.18%
HCA Healthcare, Inc.	15,034	1,807,087
Universal Health Services, Inc., Class B	4,670	675,188
		2,482,275
Health Care REITs–0.32%
HCP, Inc.	26,843	931,720
Ventas, Inc.	20,746	1,522,549
Welltower, Inc.	22,741	2,036,684
		4,490,953
Health Care Services–0.71%
Cigna Corp.	21,310	3,281,101
CVS Health Corp.	72,957	4,444,540
DaVita, Inc.(b)	7,071	398,592
Laboratory Corp. of America Holdings(b)	5,513	923,758
Quest Diagnostics, Inc.	7,507	768,492
		9,816,483
Health Care Supplies–0.17%
Align Technology, Inc.(b)	4,090	748,920
Cooper Cos., Inc. (The)	2,779	860,795
DENTSPLY SIRONA, Inc.	13,140	685,251
		2,294,966
Health Care Technology–0.09%
Cerner Corp.	18,275	1,259,330
Shares		Value
Home Furnishings–0.05%
Leggett & Platt, Inc.	7,329	$ 272,566
Mohawk Industries, Inc.(b)	3,436	408,506
		681,072
Home Improvement Retail–1.37%
Home Depot, Inc. (The)	61,792	14,083,015
Lowe’s Cos., Inc.	43,968	4,933,209
		19,016,224
Homebuilding–0.16%
D.R. Horton, Inc.	19,103	945,026
Lennar Corp., Class A	15,989	815,439
PulteGroup, Inc.	14,358	485,300
		2,245,765
Hotel & Resort REITs–0.05%
Host Hotels & Resorts, Inc.	41,609	667,408
Hotels, Resorts & Cruise Lines–0.44%
Carnival Corp.	22,491	991,403
Hilton Worldwide Holdings, Inc.	16,375	1,512,559
Marriott International, Inc., Class A	15,521	1,956,577
Norwegian Cruise Line Holdings Ltd.(b)	12,070	612,553
Royal Caribbean Cruises Ltd.	9,692	1,010,682
		6,083,774
Household Appliances–0.04%
Whirlpool Corp.	3,557	494,743
Household Products–1.84%
Church & Dwight Co., Inc.	13,851	1,105,033
Clorox Co. (The)	7,166	1,133,375
Colgate-Palmolive Co.	48,184	3,572,844
Kimberly-Clark Corp.	19,259	2,717,637
Procter & Gamble Co. (The)	140,871	16,936,920
		25,465,809
Housewares & Specialties–0.03%
Newell Brands, Inc.	21,860	362,876
Human Resource & Employment Services–0.03%
Robert Half International, Inc.	6,658	356,003
Hypermarkets & Super Centers–1.17%
Costco Wholesale Corp.	24,698	7,279,983
Walmart, Inc.	78,558	8,976,037
		16,256,020
Independent Power Producers & Energy Traders–0.08%
AES Corp. (The)	37,275	571,426
NRG Energy, Inc.	15,003	546,109
		1,117,535
Industrial Conglomerates–1.31%
3M Co.	32,372	5,235,200
General Electric Co.	489,771	4,040,611
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco S&P 500 Index Fund

Shares		Value
Industrial Conglomerates–(continued)
Honeywell International, Inc.	40,870	$ 6,728,019
Roper Technologies, Inc.	5,831	2,138,578
		18,142,408
Industrial Gases–0.62%
Air Products and Chemicals, Inc.	12,362	2,792,823
Linde PLC (United Kingdom)	30,482	5,758,355
		8,551,178
Industrial Machinery–0.79%
Dover Corp.	8,204	769,043
Flowserve Corp.	7,324	312,588
Fortive Corp.	16,567	1,174,600
IDEX Corp.	4,251	700,182
Illinois Tool Works, Inc.	16,829	2,521,994
Ingersoll-Rand PLC	13,541	1,639,680
Parker-Hannifin Corp.	7,183	1,190,726
Pentair PLC	8,915	320,227
Snap-on, Inc.	3,109	462,246
Stanley Black & Decker, Inc.	8,463	1,124,394
Xylem, Inc.	10,141	776,902
		10,992,582
Industrial REITs–0.26%
Duke Realty Corp.	20,190	671,721
Prologis, Inc.	35,425	2,962,239
		3,633,960
Insurance Brokers–0.57%
Aon PLC	13,507	2,631,839
Arthur J. Gallagher & Co.	10,403	943,656
Marsh & McLennan Cos., Inc.	28,717	2,868,541
Willis Towers Watson PLC	7,269	1,439,044
		7,883,080
Integrated Oil & Gas–2.24%
Chevron Corp.	106,981	12,593,804
Exxon Mobil Corp.(d)	237,623	16,272,423
Occidental Petroleum Corp.	50,290	2,186,609
		31,052,836
Integrated Telecommunication Services–2.01%
AT&T, Inc.	409,865	14,451,840
Verizon Communications, Inc.	232,266	13,508,590
		27,960,430
Interactive Home Entertainment–0.33%
Activision Blizzard, Inc.	43,019	2,176,762
Electronic Arts, Inc.(b)	16,652	1,559,959
Take-Two Interactive Software, Inc.(b)	6,327	834,974
		4,571,695
Interactive Media & Services–4.86%
Alphabet, Inc., Class A(b)	16,815	20,018,762
Alphabet, Inc., Class C(b)	17,211	20,448,389
Shares		Value
Interactive Media & Services–(continued)
Facebook, Inc., Class A(b)	134,929	$ 25,052,267
TripAdvisor, Inc.(b)	5,846	222,090
Twitter, Inc.(b)	41,008	1,748,991
		67,490,499
Internet & Direct Marketing Retail–3.52%
Amazon.com, Inc.(b)	23,225	41,254,335
Booking Holdings, Inc.(b)	2,431	4,780,343
eBay, Inc.	46,008	1,853,662
Expedia Group, Inc.	7,774	1,011,398
		48,899,738
Internet Services & Infrastructure–0.15%
Akamai Technologies, Inc.(b)	9,226	822,313
VeriSign, Inc.(b)	5,890	1,200,677
		2,022,990
Investment Banking & Brokerage–0.76%
Charles Schwab Corp. (The)	66,728	2,553,681
E*TRADE Financial Corp.	13,773	574,885
Goldman Sachs Group, Inc. (The)	19,101	3,894,885
Morgan Stanley	71,801	2,979,023
Raymond James Financial, Inc.	7,097	557,185
		10,559,659
IT Consulting & Other Services–1.28%
Accenture PLC, Class A	35,820	7,098,449
Cognizant Technology Solutions Corp., Class A	31,971	1,962,700
DXC Technology Co.	15,102	501,689
Gartner, Inc.(b)	5,066	677,172
International Business Machines Corp.	49,815	6,751,427
Leidos Holdings, Inc.	8,098	707,441
		17,698,878
Leisure Products–0.05%
Hasbro, Inc.	6,473	715,072
Life & Health Insurance–0.61%
Aflac, Inc.	41,857	2,100,384
Globe Life, Inc.	5,671	506,194
Lincoln National Corp.	11,323	598,760
MetLife, Inc.	53,373	2,364,424
Principal Financial Group, Inc.	14,574	775,628
Prudential Financial, Inc.	22,770	1,823,649
Unum Group	11,899	302,354
		8,471,393
Life Sciences Tools & Services–0.98%
Agilent Technologies, Inc.	17,760	1,262,914
Illumina, Inc.(b)	8,254	2,322,180
IQVIA Holdings, Inc.(b)	8,848	1,372,767
Mettler-Toledo International, Inc.(b)	1,392	914,252
PerkinElmer, Inc.	6,195	512,326
Thermo Fisher Scientific, Inc.	22,461	6,447,655
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco S&P 500 Index Fund

Shares		Value
Life Sciences Tools & Services–(continued)
Waters Corp.(b)	3,901	$ 826,583
		13,658,677
Managed Health Care–1.46%
Anthem, Inc.	14,443	3,777,133
Centene Corp.(b)	23,214	1,082,237
Humana, Inc.	7,580	2,146,732
UnitedHealth Group, Inc.	53,371	12,488,814
WellCare Health Plans, Inc.(b)	2,825	764,840
		20,259,756
Metal & Glass Containers–0.11%
Ball Corp.	18,799	1,511,628
Motorcycle Manufacturers–0.02%
Harley-Davidson, Inc.	8,921	284,580
Movies & Entertainment–1.53%
Netflix, Inc.(b)	24,554	7,212,738
Viacom, Inc., Class B	19,876	496,502
Walt Disney Co. (The)	98,040	13,456,970
		21,166,210
Multi-line Insurance–0.30%
American International Group, Inc.	48,846	2,541,946
Assurant, Inc.	3,449	424,227
Hartford Financial Services Group, Inc. (The)	20,302	1,183,200
		4,149,373
Multi-Sector Holdings–1.61%
Berkshire Hathaway, Inc., Class B(b)	108,828	22,136,703
Jefferies Financial Group, Inc.	14,229	265,229
		22,401,932
Multi-Utilities–1.12%
Ameren Corp.	13,792	1,064,053
CenterPoint Energy, Inc.	28,202	780,913
CMS Energy Corp.	15,948	1,005,521
Consolidated Edison, Inc.	18,369	1,633,004
Dominion Energy, Inc.	45,060	3,498,008
DTE Energy Co.	10,289	1,334,072
NiSource, Inc.	20,953	619,161
Public Service Enterprise Group, Inc.	28,385	1,716,441
Sempra Energy	15,424	2,184,501
WEC Energy Group, Inc.	17,740	1,698,960
		15,534,634
Office REITs–0.22%
Alexandria Real Estate Equities, Inc.	6,303	944,442
Boston Properties, Inc.	8,639	1,109,420
SL Green Realty Corp.	4,779	383,371
Vornado Realty Trust	9,796	592,364
		3,029,597
Shares		Value
Oil & Gas Drilling–0.02%
Helmerich & Payne, Inc.	6,217	$ 233,697
Oil & Gas Equipment & Services–0.37%
Baker Hughes, a GE Co., Class A	28,917	627,210
Halliburton Co.	49,083	924,724
National Oilwell Varco, Inc.	21,673	442,779
Schlumberger Ltd.	77,789	2,522,697
TechnipFMC PLC (United Kingdom)	23,653	587,541
		5,104,951
Oil & Gas Exploration & Production–0.88%
Apache Corp.	21,111	455,364
Cabot Oil & Gas Corp.	23,775	407,028
Cimarex Energy Co.	5,673	242,691
Concho Resources, Inc.	11,216	820,451
ConocoPhillips	63,435	3,310,038
Devon Energy Corp.	23,317	512,741
Diamondback Energy, Inc.	8,740	857,219
EOG Resources, Inc.	32,591	2,417,926
Hess Corp.	14,334	902,325
Marathon Oil Corp.	45,934	543,859
Noble Energy, Inc.	26,857	606,431
Pioneer Natural Resources Co.	9,465	1,168,170
		12,244,243
Oil & Gas Refining & Marketing–0.45%
HollyFrontier Corp.	8,784	389,658
Marathon Petroleum Corp.	37,213	1,831,252
Phillips 66	23,458	2,313,663
Valero Energy Corp.	23,454	1,765,617
		6,300,190
Oil & Gas Storage & Transportation–0.39%
Kinder Morgan, Inc.	109,335	2,216,221
ONEOK, Inc.	23,180	1,652,270
Williams Cos., Inc. (The)	68,054	1,606,074
		5,474,565
Packaged Foods & Meats–1.09%
Campbell Soup Co.	10,874	489,330
Conagra Brands, Inc.	27,288	773,888
General Mills, Inc.	33,628	1,809,186
Hershey Co. (The)	7,774	1,232,024
Hormel Foods Corp.	15,245	649,589
JM Smucker Co. (The)	6,361	668,923
Kellogg Co.	13,937	875,244
Kraft Heinz Co. (The)	34,941	891,694
Lamb Weston Holdings, Inc.	8,191	576,565
McCormick & Co., Inc.	6,855	1,116,474
Mondelez International, Inc., Class A	80,896	4,467,077
Tyson Foods, Inc., Class A	16,510	1,536,090
		15,086,084
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco S&P 500 Index Fund

Shares		Value
Paper Packaging–0.27%
Amcor PLC	91,153	$ 895,122
Avery Dennison Corp.	4,696	542,717
International Paper Co.	22,280	871,148
Packaging Corp. of America	5,284	531,465
Sealed Air Corp.	8,702	346,514
Westrock Co.	14,435	493,388
		3,680,354
Personal Products–0.19%
Coty, Inc., Class A	16,878	161,185
Estee Lauder Cos., Inc. (The), Class A	12,314	2,438,049
		2,599,234
Pharmaceuticals–4.31%
Allergan PLC	17,304	2,763,795
Bristol-Myers Squibb Co.	91,863	4,415,854
Eli Lilly and Co.	48,525	5,481,869
Johnson & Johnson	149,111	19,139,888
Merck & Co., Inc.	144,594	12,503,043
Mylan N.V.(b)	28,948	563,618
Nektar Therapeutics(b)	9,836	172,819
Perrigo Co. PLC	6,989	326,945
Pfizer, Inc.	311,796	11,084,348
Zoetis, Inc.	26,881	3,398,296
		59,850,475
Property & Casualty Insurance–0.88%
Allstate Corp. (The)	18,707	1,915,410
Chubb Ltd.	25,713	4,018,427
Cincinnati Financial Corp.	8,473	953,128
Loews Corp.	15,067	724,271
Progressive Corp. (The)	32,796	2,485,937
Travelers Cos., Inc. (The)	14,728	2,164,427
		12,261,600
Publishing–0.03%
News Corp., Class A	21,651	297,701
News Corp., Class B	6,920	97,987
		395,688
Railroads–0.91%
CSX Corp.	43,170	2,893,253
Kansas City Southern	5,644	710,015
Norfolk Southern Corp.	14,955	2,602,918
Union Pacific Corp.	39,752	6,438,234
		12,644,420
Real Estate Services–0.07%
CBRE Group, Inc., Class A(b)	17,565	918,123
Regional Banks–1.09%
BB&T Corp.	43,014	2,049,617
Citizens Financial Group, Inc.	25,743	868,569
Comerica, Inc.	8,656	533,642
Fifth Third Bancorp	40,837	1,080,139
Shares		Value
Regional Banks–(continued)
First Republic Bank	9,214	$ 826,680
Huntington Bancshares, Inc.	58,769	778,689
KeyCorp	56,626	939,992
M&T Bank Corp.	7,672	1,121,723
People’s United Financial, Inc.	22,148	318,267
PNC Financial Services Group, Inc. (The)	25,365	3,270,309
Regions Financial Corp.	56,910	832,024
SunTrust Banks, Inc.	24,925	1,533,137
SVB Financial Group(b)	2,943	572,767
Zions Bancorp. N.A.	10,252	421,255
		15,146,810
Reinsurance–0.04%
Everest Re Group, Ltd.	2,274	536,391
Research & Consulting Services–0.30%
Equifax, Inc.	6,749	987,919
IHS Markit Ltd.(b)	20,429	1,340,347
Nielsen Holdings PLC	19,977	414,722
Verisk Analytics, Inc.	9,143	1,476,960
		4,219,948
Residential REITs–0.48%
Apartment Investment & Management Co., Class A	8,357	426,207
AvalonBay Communities, Inc.	7,828	1,663,920
Equity Residential	20,805	1,763,432
Essex Property Trust, Inc.	3,693	1,186,413
Mid-America Apartment Communities, Inc.	6,368	806,698
UDR, Inc.	15,825	762,448
		6,609,118
Restaurants–1.43%
Chipotle Mexican Grill, Inc.(b)	1,361	1,141,090
Darden Restaurants, Inc.	6,906	835,488
McDonald’s Corp.	42,881	9,346,771
Starbucks Corp.	68,022	6,568,204
Yum! Brands, Inc.	17,133	2,000,792
		19,892,345
Retail REITs–0.41%
Federal Realty Investment Trust	4,158	537,255
Kimco Realty Corp.	23,701	435,624
Macerich Co. (The)	5,920	168,898
Realty Income Corp.	17,679	1,304,887
Regency Centers Corp.	9,366	604,201
Simon Property Group, Inc.	17,352	2,584,407
		5,635,272
Semiconductor Equipment–0.41%
Applied Materials, Inc.	52,572	2,524,507
KLA Corp.	9,075	1,342,193
Lam Research Corp.	8,419	1,772,284
		5,638,984
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco S&P 500 Index Fund

Shares		Value
Semiconductors–3.39%
Advanced Micro Devices, Inc.(b)	49,809	$ 1,566,493
Analog Devices, Inc.	20,766	2,280,730
Broadcom, Inc.	22,230	6,283,087
Intel Corp.	251,371	11,917,499
Maxim Integrated Products, Inc.	15,287	833,753
Microchip Technology, Inc.	13,361	1,153,455
Micron Technology, Inc.(b)	62,152	2,813,621
NVIDIA Corp.	34,201	5,729,009
Qorvo, Inc.(b)	6,690	477,867
QUALCOMM, Inc.	68,274	5,309,669
Skyworks Solutions, Inc.	9,733	732,603
Texas Instruments, Inc.	52,690	6,520,387
Xilinx, Inc.	14,259	1,483,792
		47,101,965
Soft Drinks–1.72%
Coca-Cola Co. (The)	215,631	11,868,330
Monster Beverage Corp.(b)	21,979	1,289,508
PepsiCo, Inc.	78,727	10,764,343
		23,922,181
Specialized Consumer Services–0.02%
H&R Block, Inc.	11,392	275,914
Specialized REITs–1.41%
American Tower Corp.	24,823	5,714,006
Crown Castle International Corp.	23,348	3,389,429
Digital Realty Trust, Inc.	11,722	1,449,191
Equinix, Inc.	4,720	2,625,642
Extra Space Storage, Inc.	7,118	867,827
Iron Mountain, Inc.	16,113	513,199
Public Storage	8,441	2,234,670
SBA Communications Corp.	6,359	1,668,792
Weyerhaeuser Co.	41,848	1,101,021
		19,563,777
Specialty Chemicals–0.83%
Albemarle Corp.(e)	5,913	365,009
Celanese Corp.	7,063	800,732
DuPont de Nemours, Inc.	42,028	2,854,962
Ecolab, Inc.	14,244	2,938,680
International Flavors & Fragrances, Inc.	5,714	627,112
PPG Industries, Inc.	13,291	1,472,510
Sherwin-Williams Co. (The)	4,562	2,403,033
		11,462,038
Specialty Stores–0.14%
Tiffany & Co.	6,066	514,822
Tractor Supply Co.	6,781	690,848
Ulta Beauty, Inc.(b)	3,118	741,242
		1,946,912
Steel–0.06%
Nucor Corp.	17,076	836,382
Shares		Value
Systems Software–4.89%
Fortinet, Inc.(b)	8,110	$ 642,150
Microsoft Corp.	430,353	59,328,465
Oracle Corp.	136,276	7,094,528
Symantec Corp.	34,717	807,170
		67,872,313
Technology Hardware, Storage & Peripherals–4.07%
Apple, Inc.	245,482	51,241,913
Hewlett Packard Enterprise Co.	75,208	1,039,374
HP, Inc.	84,595	1,547,242
NetApp, Inc.	13,911	668,563
Seagate Technology PLC	14,148	710,371
Western Digital Corp.	16,454	942,321
Xerox Holdings Corp.	10,975	318,165
		56,467,949
Tobacco–0.78%
Altria Group, Inc.	105,073	4,595,893
Philip Morris International, Inc.	87,375	6,298,864
		10,894,757
Trading Companies & Distributors–0.16%
Fastenal Co.	32,141	984,157
United Rentals, Inc.(b)	4,400	495,264
W.W. Grainger, Inc.	2,521	689,872
		2,169,293
Trucking–0.04%
J.B. Hunt Transport Services, Inc.	4,864	525,507
Water Utilities–0.09%
American Water Works Co., Inc.	10,107	1,286,823
Wireless Telecommunication Services–0.10%
T-Mobile US, Inc.(b)	17,750	1,385,387
Total Common Stocks & Other Equity Interests (Cost $660,516,144)		1,367,889,343
Money Market Funds–1.29%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)	6,262,859	6,262,859
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)	4,473,644	4,475,434
Invesco Treasury Portfolio, Institutional Class, 1.98%(f)	7,157,552	7,157,552
Total Money Market Funds (Cost $17,894,876)		17,895,845
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $678,411,020)		1,385,785,188
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.02%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)(g)	247,440	247,440
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco S&P 500 Index Fund

Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)(g)	82,447	$ 82,480
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $329,920)		329,920
TOTAL INVESTMENTS IN SECURITIES–99.90% (Cost $678,740,940)		1,386,115,108
OTHER ASSETS LESS LIABILITIES—0.10%		1,328,029
NET ASSETS–100.00%		$1,387,443,137
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of August 31, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	All or a portion of this security was out on loan at August 31, 2019.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	139	September-2019	$20,327,360	$46,954	$46,954
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $659,961,680)*	$ 1,367,536,156
Investments in affiliates, at value (Cost $18,779,260)	18,578,952
Cash	122,539
Receivable for:
Fund shares sold	1,519,061
Dividends	2,692,389
Investment for trustee deferred compensation and retirement plans	81,966
Other assets	46,358
Total assets	1,390,577,421
Liabilities:
Other investments:
Variation margin payable - futures contracts	13,205
Payable for:
Fund shares reacquired	1,656,067
Collateral upon return of securities loaned	329,920
Accrued fees to affiliates	866,367
Accrued trustees’ and officers’ fees and benefits	4,277
Accrued other operating expenses	171,547
Trustee deferred compensation and retirement plans	92,901
Total liabilities	3,134,284
Net assets applicable to shares outstanding	$1,387,443,137
Net assets consist of:
Shares of beneficial interest	$ 677,885,336
Distributable earnings	709,557,801
$1,387,443,137
Net Assets:
Class A	$ 906,581,317
Class C	$ 294,011,144
Class Y	$ 181,204,472
Class R6	$ 5,646,204
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	28,696,333
Class C	9,683,319
Class Y	5,660,567
Class R6	176,307
Class A:
Net asset value per share	$ 31.59
Maximum offering price per share (Net asset value of $31.59 ÷ 94.50%)	$ 33.43
Class C:
Net asset value and offering price per share	$ 30.36
Class Y:
Net asset value and offering price per share	$ 32.01
Class R6:
Net asset value and offering price per share	$ 32.02

*	At August 31, 2019, securities with an aggregate value of $321,867 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco S&P 500 Index Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends	$25,801,137
Dividends from affiliates (includes securities lending income of $4,478)	628,726
Total investment income	26,429,863
Expenses:
Advisory fees	1,570,872
Administrative services fees	226,524
Custodian fees	22,349
Distribution fees:
Class A	2,044,293
Class C	3,029,091
Transfer agent fees — A, C and Y	1,624,944
Transfer agent fees — R6	3,688
Trustees’ and officers’ fees and benefits	38,893
Registration and filing fees	95,202
Licensing fees	261,763
Reports to shareholders	77,663
Professional services fees	69,538
Other	44,011
Total expenses	9,108,831
Less: Fees waived and/or expense offset arrangement(s)	(35,695)
Net expenses	9,073,136
Net investment income	17,356,727
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	9,008,354
Futures contracts	2,282,763
11,291,117
Change in net unrealized appreciation (depreciation) of:
Investment securities	7,389,129
Futures contracts	(1,177,951)
6,211,178
Net realized and unrealized gain	17,502,295
Net increase in net assets resulting from operations	$34,859,022
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 17,356,727	$ 13,833,295
Net realized gain	11,291,117	28,129,383
Change in net unrealized appreciation	6,211,178	162,674,203
Net increase in net assets resulting from operations	34,859,022	204,636,881
Distributions to shareholders from distributable earnings(1):
Class A	(17,931,707)	(9,069,459)
Class B	—	(8,313)
Class C	(5,722,985)	(2,178,576)
Class Y	(3,847,793)	(2,294,947)
Class R6	(108,124)	(5,812)
Total distributions from distributable earnings	(27,610,609)	(13,557,107)
Share transactions–net:
Class A	92,451,578	25,874,696
Class B	—	(1,675,552)
Class C	(45,672,438)	22,566,167
Class Y	24,054,463	(14,506,640)
Class R6	1,368,709	3,724,262
Net increase in net assets resulting from share transactions	72,202,312	35,982,933
Net increase in net assets	79,450,725	227,062,707
Net assets:
Beginning of year	1,307,992,412	1,080,929,705
End of year	$1,387,443,137	$1,307,992,412

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco S&P 500 Index Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 31.63	$0.45	$ 0.20	$ 0.65	$(0.42)	$(0.27)	$(0.69)	$ 31.59	2.36% (d)	$ 906,581	0.55% (d)(e)	0.55% (d)(e)	1.47% (d)(e)	3%
Year ended 08/31/18	26.93	0.38	4.69	5.07	(0.37)	—	(0.37)	31.63	18.96	805,009	0.57	0.57	1.30	4
Year ended 08/31/17	23.60	0.38	3.26	3.64	(0.31)	—	(0.31)	26.93	15.55	661,887	0.58	0.58	1.52	4
Year ended 08/31/16	21.42	0.36	2.16	2.52	(0.34)	—	(0.34)	23.60	11.89	600,869	0.59	0.59	1.62	6
Year ended 08/31/15	21.69	0.32	(0.33)	(0.01)	(0.26)	—	(0.26)	21.42	(0.05)	534,656	0.58	0.58	1.44	4
Class C
Year ended 08/31/19	30.43	0.21	0.21	0.42	(0.22)	(0.27)	(0.49)	30.36	1.60	294,011	1.31 (e)	1.31 (e)	0.71 (e)	3
Year ended 08/31/18	25.95	0.17	4.51	4.68	(0.20)	—	(0.20)	30.43	18.11 (f)	345,823	1.29 (f)	1.29 (f)	0.58 (f)	4
Year ended 08/31/17	22.77	0.19	3.14	3.33	(0.15)	—	(0.15)	25.95	14.71 (f)	274,100	1.31 (f)	1.31 (f)	0.79 (f)	4
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	—	(0.20)	22.77	11.05 (f)	222,221	1.32 (f)	1.32 (f)	0.89 (f)	6
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	—	(0.12)	20.70	(0.81)	164,876	1.33	1.33	0.69	4
Class Y
Year ended 08/31/19	32.04	0.53	0.20	0.73	(0.49)	(0.27)	(0.76)	32.01	2.62	181,204	0.31 (e)	0.31 (e)	1.71 (e)	3
Year ended 08/31/18	27.26	0.46	4.75	5.21	(0.43)	—	(0.43)	32.04	19.29	152,974	0.32	0.32	1.55	4
Year ended 08/31/17	23.88	0.45	3.29	3.74	(0.36)	—	(0.36)	27.26	15.83	143,171	0.33	0.33	1.77	4
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	—	(0.39)	23.88	12.15	87,687	0.34	0.34	1.87	6
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	—	(0.31)	21.67	0.17	48,047	0.33	0.33	1.69	4
Class R6
Year ended 08/31/19	32.05	0.54	0.20	0.74	(0.50)	(0.27)	(0.77)	32.02	2.65	5,646	0.26 (e)	0.26 (e)	1.76 (e)	3
Year ended 08/31/18	27.28	0.48	4.75	5.23	(0.46)	—	(0.46)	32.05	19.33	4,186	0.29	0.29	1.58	4
Year ended 08/31/17(g)	25.85	0.20	1.23	1.43	—	—	—	27.28	5.53	284	0.26 (h)	0.26 (h)	1.84 (h)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2019.
(e)	Ratios are based on average daily net assets (000’s omitted) of $832,727, $302,910, $168,680 and $4,743 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97%, 0.98% and 0.98% for the years ended August 31, 2018, August 31, 2017 and August 31, 2016, respectively.
(g)	Commencement date of April 04, 2017.
(h)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco S&P 500 Index Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
23	Invesco S&P 500 Index Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the
24	Invesco S&P 500 Index Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.12%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $30,246.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or
25	Invesco S&P 500 Index Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.
For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $93,003 in front-end sales commissions from the sale of Class A shares and $11,650 and $25,452 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,367,889,343	$—	$—	$1,367,889,343
Money Market Funds	18,225,765	—	—	18,225,765
Total Investments in Securities	1,386,115,108	—	—	1,386,115,108
Other Investments - Assets*
Futures Contracts	46,954	—	—	46,954
Total Investments	$1,386,162,062	$—	$—	$1,386,162,062

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
26	Invesco S&P 500 Index Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 46,954
Derivatives not subject to master netting agreements	(46,954)
Total Derivative Assets subject to master netting agreements	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$ 2,282,763
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,177,951)
Total	$ 1,104,812
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$25,014,267
NOTE 5—Investments in Affiliates
The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2019.
	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/19	Dividend Income
Invesco Ltd.	$514,583	$34,893	$(12,481)	$(172,269)	$(11,539)	$353,187	$26,970
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,449.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
27	Invesco S&P 500 Index Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$ 16,005,130	$13,557,107
Long-term capital gain	11,605,479	—
Total distributions	$ 27,610,609	$13,557,107

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$ 12,458,203
Undistributed long-term capital gain	9,440,402
Net unrealized appreciation — investments	687,738,288
Temporary book/tax differences	(79,092)
Shares of beneficial interest	677,885,336
Total net assets	$1,387,443,137
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $114,080,306 and $34,009,333, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$719,501,978
Aggregate unrealized (depreciation) of investments	(31,763,690)
Net unrealized appreciation of investments	$687,738,288
Cost of investments for tax purposes is $698,423,774.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of return of capital, on August 31, 2019, undistributed net investment income was increased by $277,528, undistributed net realized gain (loss) was decreased by $5,389 and shares of beneficial interest was decreased by $272,139. This reclassification had no effect on the net assets of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	7,071,759	$ 212,218,195	4,805,626	$ 140,602,068
Class B(b)	-	-	1,571	43,156
Class C	2,843,978	81,699,031	2,491,828	70,190,318
Class Y	2,920,504	86,644,155	1,705,580	50,666,573
Class R6	76,637	2,331,396	143,776	4,429,414
28	Invesco S&P 500 Index Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	583,510	$ 16,209,896	285,046	$ 8,195,074
Class B(b)	-	-	282	7,941
Class C	189,858	5,095,800	69,675	1,937,663
Class Y	108,623	3,052,301	66,773	1,941,093
Class R6	3,784	106,331	194	5,635
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	45,012	1,397,621
Class B	-	-	(46,623)	(1,397,621)
Automatic conversion of Class C shares to Class A shares:
Class A	2,495,010	71,383,269	-	-
Class C	(2,585,055)	(71,383,269)	-	-
Reacquired:
Class A	(6,903,207)	(207,359,782)	(4,267,693)	(124,320,067)
Class B(b)	-	-	(11,873)	(329,028)
Class C	(2,128,634)	(61,084,000)	(1,761,326)	(49,561,814)
Class Y	(2,142,542)	(65,641,993)	(2,249,589)	(67,114,306)
Class R6	(34,729)	(1,069,018)	(23,773)	(710,787)
Net increase in share activity	2,499,496	$ 72,202,312	1,254,486	$ 35,982,933

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
29	Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
30	Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,058.60	$2.85	$1,022.43	$2.80	0.55%
Class C	1,000.00	1,054.50	6.78	1,018.60	6.67	1.31
Class Y	1,000.00	1,059.90	1.61	1,023.64	1.58	0.31
Class R6	1,000.00	1,059.90	1.35	1,023.89	1.33	0.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
31	Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper S&P 500 Objective Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

32                         Invesco  S&P 500 Index Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33                         Invesco  S&P 500 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,605,479
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
34	Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco S&P 500 Index Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ■ C: ISHCX ■ Y: ISHYX ■ R5: ISHFX ■ R6: ISHSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
8	Supplemental Information
11	Schedule of Investments
25	Financial Statements
28	Financial Highlights
29	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Fund Expenses
39	Approval of Investment Advisory and Sub-Advisory Contracts
41	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Dear Shareholders:
Andrew Schlossberg
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Short Duration High Yield Municipal Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Short Duration High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	7.09%
Class C Shares	6.29
Class Y Shares	7.35
Class R5 Shares	7.44
Class R6 Shares	7.44
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	8.94
Custom Invesco Short Duration High Yield Municipal Index■ (Style-Specific Index)	6.68
Lipper High Yield Municipal Debt Funds Index♦ (Peer Group Index)	8.79
Source(s): ▼RIMES Technologies Corp.; ■ Invesco, RIMES Technologies Corp.; ♦ Lipper Inc.

Market conditions and your Fund
The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipal bonds returned 8.72% and high yield municipal bonds returned 9.81% during the fiscal year.1 Performance was particularly strong during the first eight months of 2019, with investment grade municipals returning 7.61% and high yield municipals returning 9.91%.1
The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $351 billion — down nearly 15% from the previous fiscal year.2 Flows into the municipal bond asset class were positive for the last 34 weeks of the fiscal year.3 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $52.1 billion from September 2018 through August 2019.3
For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.
Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019.4 Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September 2018. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.
Concerns about future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.
During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times in September and December 2018, before lowering it in July 2019.5 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.
However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019 to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July 2019, citing uncertainty about the global economic outlook. The US Treasury curve was inverted at fiscal year-end with the yield on the 2-year US Treasury note exceeding the 10-year note.4 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.
As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care
Portfolio Composition
By credit sector, based on total investments
as of August 31, 2019
Revenue Bonds	88.9%
General Obligation Bonds	10.9
Pre-Refunded Bonds	0.2
Top Five Debt Holdings
Based on total net assets
1.	Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining)	1.2%
2.	Illinois (State of)	0.9%
3.	Fourth Street Crossing Business Improvement District	0.9%
4.	New York (City of), NY Municipal Water Finance Authority	0.9%
5.	Buckeye Tobacco Settlement Financing Authority	0.8%
Total Net Assets	477.2 million
Total Number of Holdings	395

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of August 31, 2019.
4	Invesco Short Duration High Yield Municipal Fund

Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below investment grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the Tax Cuts and Jobs Acts of 2017, which instituted a $10,000 cap on state and local tax deductions, poured a record $18.9 billion into municipal bond funds in the first eight weeks of calendar year 2019, the most recorded over that period in at least 13 years.3
At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cuts and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.
During the fiscal year, security selection in state and local general obligation bonds, as well as the industrial development revenue/pollution control revenue sector aided the Fund’s performance relative to its style-specific benchmark. Security selection in higher coupon bonds (5.00%+) also contributed to the Fund’s relative performance. At the state level, holdings in Vermont and Illinois also contributed to the Fund’s relative performance. Security selection in higher education and life care bonds detracted from the Fund’s relative performance over the fiscal year. On a state level, holdings in Oklahoma detracted from the Fund’s relative return.
During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose common shareholders to additional volatility.
We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.
Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.
1	Source: FactSet Research Systems Inc.
2	Source: The Bond Buyer
3	Source: Strategic Insight
4	Source: US Department of the Treasury
5	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Paris
Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College — The City University of New York.
John (Jack) Connelly
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.
Tim O’Reilly
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.
James Phillips
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.
John Schorle
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He has been associated with Invesco or its investment advisory affiliates since 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Registered Certified Public Accountant.
Julius Williams
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
5	Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es) since Inception
Fund and index data from 9/30/15
1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Sources: Invesco, RIMES Technologies Corp.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (9/30/15)	4.70%
1 Year	4.39
Class C Shares
Inception (9/30/15)	4.59%
1 Year	5.29
Class Y Shares
Inception (9/30/15)	5.66%
1 Year	7.35
Class R5 Shares
Inception (9/30/15)	5.69%
1 Year	7.44
Class R6 Shares
Inception	5.58%
1 Year	7.44
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.86%, 1.61%, 0.61%, 0.61% and 0.61%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.06%, 1.81%, 0.81%, 0.82% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 2.50% sales charge, and
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (9/30/15)	4.46%
1 Year	3.36
Class C Shares
Inception (9/30/15)	4.38%
1 Year	4.14
Class Y Shares
Inception (9/30/15)	5.45%
1 Year	6.28
Class R5 Shares
Inception (9/30/15)	5.45%
1 Year	6.18
Class R6 Shares
Inception	5.36%
1 Year	6.27
Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least December 31, 2019. See current prospectus for more information.
7	Invesco Short Duration High Yield Municipal Fund

Supplemental Information

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the deriva-
tive contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Short Duration High Yield Municipal Fund

to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
■	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
■	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report
■	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
■	The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
■	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
9	Invesco Short Duration High Yield Municipal Fund

■	The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
10	Invesco Short Duration High Yield Municipal Fund

Schedule of Investments
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.82%
Alabama–2.23%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$ 1,627,005
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB (a)	4.00%	12/01/2025	2,000	2,267,900
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (b)	5.50%	01/01/2028	90	74,623
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(a)(c)	2.30%	04/01/2024	750	745,785
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(a)(c)	1.93%	04/01/2024	250	247,160
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR (d)	4.50%	05/01/2032	5,000	5,692,100
				10,654,573
Alaska–0.07%
Northern Tobacco Securitization Corp.; Series 2006 A, RB	4.63%	06/01/2023	330	330,419
American Samoa–0.23%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,078,500
Arizona–3.91%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB (d)	5.00%	07/01/2022	1,500	1,556,805
Series 2017, Ref. RB (d)	6.00%	07/01/2037	940	1,096,087
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB (d)	5.00%	07/01/2026	500	568,555
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2034	1,875	2,251,725
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence);
Series 2017 A, Ref. RB (d)	4.38%	07/01/2029	1,000	1,035,380
Series 2017 A, Ref. RB (d)	5.00%	07/01/2032	500	524,240
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB (d)	4.75%	12/15/2028	395	433,659
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB (d)	5.00%	07/15/2028	1,000	1,123,600
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus);
Series 2019 A, IDR (d)	5.00%	12/15/2039	400	442,788
Series 2019 A, IDR (d)	5.00%	12/15/2049	700	763,833
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix);
Series 2018 A, Ref. RB	3.60%	07/01/2023	585	597,145
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	346,422
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	3,000	3,069,210
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB (d)	5.00%	07/01/2035	1,000	1,092,150
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB (d)	4.60%	06/15/2025	365	387,097
Series 2015, Ref. RB (d)	5.38%	06/15/2035	1,000	1,107,230
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB (d)	4.13%	07/01/2026	1,225	1,259,214
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 B, RB (d)	4.00%	10/01/2023	1,000	1,012,820
				18,667,960
California–2.50%
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB (d)	5.00%	06/01/2028	430	500,752
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB	5.00%	05/15/2029	1,000	1,292,250
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services Southern California, LLC); Series 2016, RB (Acquired 01/22/2016 - 09/25/2017; Cost $707,500)(b)(d)(e)	7.00%	12/31/2049	$ 710	$ 355,000
California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2015A-1, Ref. RB (e)	3.38%	07/01/2025	2,000	2,207,700
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,000	1,074,320
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB (Acquired 11/03/2015; Cost $385,000)(d)	5.00%	06/01/2022	385	393,874
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB (d)	4.00%	06/01/2021	275	280,973
Series 2016, Ref. RB (d)	4.00%	06/01/2026	500	539,525
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2018 A, RB (d)	5.25%	12/01/2038	1,790	2,153,388
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB (d)	5.00%	07/01/2029	900	1,052,424
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, RB (f)	5.60%	06/01/2036	1,000	1,006,590
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. RB	5.13%	06/01/2038	90	90,247
San Diego Tobacco Settlement Revenue Funding Corp.; Series 2018 C, Ref. RB	4.00%	06/01/2032	900	970,155
				11,917,198
Colorado–7.89%
Amber Creak Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	750	789,750
Arista Metroplitan District;
Series 2018 A, Ref. GO Bonds	4.38%	12/01/2028	500	527,750
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,321,989
Arkansas River Power Authority; Series 2006, RB (g)	5.88%	10/01/2021	1,000	1,049,270
Broadway Station Metropolitan District No. 2; Series 2019 A, GO Bonds	5.00%	12/01/2035	735	788,008
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB (d)	5.00%	12/01/2029	1,500	1,628,895
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. GO Bonds	4.38%	12/01/2032	790	826,166
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. RB	5.00%	05/15/2025	525	604,506
Series 2017 A, Ref. RB	5.00%	05/15/2026	475	555,133
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (d)	5.00%	12/01/2025	150	156,771
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, RB	6.50%	01/15/2030	1,500	1,555,770
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. GO Bonds	5.63%	12/01/2032	1,000	1,097,210
Copperleaf Metropolitan District No. 2; Series 2015, Ref. GO Bonds	5.25%	12/01/2030	500	525,700
Cornerstar Metropolitan District; Series 2017 A, Ref. GO Bonds	3.50%	12/01/2021	178	181,136
Denver (City & County of), CO;
Series 2016, Ref. RB (70% of 1 mo. USD LIBOR + 0.86%)(a)(c)	2.32%	11/15/2019	880	880,387
Series 2018 A, RB (e)(h)	5.00%	12/01/2029	1,500	1,921,170
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB (e)	5.00%	10/01/2032	1,500	1,653,630
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,375	1,473,808
Fourth Street Crossing Business Improvement District; Series 2019 A, RB (d)	4.63%	12/01/2029	4,000	4,088,560
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, RB	3.63%	12/01/2021	703	717,777
Godding Hollow Metropolitan District (In The Town of Frederick); Series 2018, GO Bonds	6.50%	12/01/2034	1,000	1,059,580
Grandby Ranch Metropolitan District; Series 2018, Ref. GO Bonds (d)	4.88%	12/01/2028	965	997,308
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	1,500	1,603,230
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.13%	12/01/2031	1,500	1,557,285
North Park Metropolitan District No. 1; Seires 2018 A-2, RB	5.13%	12/01/2028	1,500	1,611,765
Plaza Metropolitan District No. 1; Series 2013, Ref. RB (d)	5.00%	12/01/2040	1,465	1,541,883
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. RB (d)	4.13%	12/15/2027	965	1,001,631
Solaris Metropolitan District No. 3; Series 2016 A, Ref. GO Bonds	5.00%	12/01/2036	1,000	1,055,970
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Southlands Metropolitan District No. 1;
Series 2017 A-1, Ref. GO Bonds	5.00%	12/01/2037	$ 100	$ 113,955
Series 2017 A-2, GO Bonds	5.00%	12/01/2037	200	227,910
Sterling Ranch Community Authority Board; Series 2017 A, RB	5.00%	12/01/2030	1,750	1,847,125
Trails at Crowfoot Metropolitan District No. 3;
Series 2019 A, GO Bonds	4.38%	12/01/2030	620	635,556
Series 2019 A, GO Bonds	5.00%	12/01/2039	1,535	1,613,346
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, GO Bonds (i)	0.00%	12/01/2037	1,487	450,606
				37,660,536
Connecticut–0.96%
Connecticut (State of); Series 2018 C, GO Bonds	5.00%	06/15/2027	1,000	1,257,350
Hamden (Town of), CT (Whitney Center); Series 2009 A, RB	7.63%	01/01/2030	3,280	3,319,524
				4,576,874
Delaware–0.62%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB (d)	5.00%	07/01/2028	2,730	2,959,265
District of Columbia–0.65%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	1,365	1,444,402
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,649,115
				3,093,517
Florida–3.85%
Alachua (County of), FL Health Facilities Authority (Terraces Bonita Springs); Series 2011 A, RB	7.50%	11/15/2021	285	287,879
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB (d)	5.88%	07/01/2040	250	275,355
Capital Trust Agency (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 B, RB	4.00%	07/01/2028	750	777,472
Series 2018 B, RB	4.25%	07/01/2033	625	646,300
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB (d)	5.00%	07/01/2027	1,000	1,099,420
Capital Trust Agency, Inc. (University Bridge LLC); Series 2018 A, RB (d)	4.00%	12/01/2028	2,200	2,239,600
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities); Series 2019, RB (d)(e)	5.00%	10/01/2029	1,000	1,118,030
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail); Series 2019 A, Ref. RB (a)(d)(e)	6.38%	01/01/2026	2,500	2,393,175
Lake (County of), FL (Lakeside at Waterman Village); Series 2018 A, RB (d)	10.00%	10/31/2023	750	750,308
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB (d)	5.00%	07/15/2028	600	651,138
Lee (County of), FL Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	260	279,523
Miami-Dade (County of), FL Industrial Development Authority (Waste Management, Inc.); Series 2018 B, RB (SIFMA Municipal Swap Index + 0.80%)(a)(c)(e)	2.08%	11/01/2021	1,500	1,500,000
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2029	2,000	2,417,260
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates);
Series 2019, Ref. IDR	5.00%	01/01/2029	1,255	1,457,896
Series 2019, Ref. IDR	5.00%	01/01/2039	1,750	1,983,502
Seminole (County of), FL Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB (d)	10.00%	12/28/2021	400	514,484
				18,391,342
Georgia–1.74%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2034	2,185	2,643,588
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (d)	5.00%	06/15/2027	500	528,325
Main Street Natural Gas, Inc.;
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.75%)(a)(c)	2.15%	09/01/2023	2,865	2,882,906
Series 2019 B, RB (a)	4.00%	12/02/2024	1,000	1,137,450
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB (d)	5.00%	11/01/2023	$1,000	$ 1,105,620
				8,297,889
Guam–0.68%
Guam (Territory of); Series 2019, GO Bonds (e)	5.00%	11/15/2031	2,750	3,246,925
Idaho–0.22%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,000	1,043,380
Illinois–12.52%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	1,335	1,393,887
Aurora (City of), IL (River City TIF No. 3); Series 2018 B, Ref. RB	4.50%	12/30/2023	1,000	1,023,000
Bartlett (Village of) ,IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	1,165	1,169,835
Chicago (City of), IL;
Series 1993 B, Ref. GO Bonds (INS -AGM)(j)	5.13%	01/01/2022	2,000	2,081,680
Series 2008 C, Ref. RB	5.00%	01/01/2020	200	202,348
Series 2009 C, GO Bonds	4.60%	01/01/2025	655	656,631
Series 2009 D, GO Bonds	5.00%	01/01/2020	100	100,274
Series 2010 A, Ref. GO Bonds (a)(g)	4.00%	01/01/2020	110	110,990
Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,206,430
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,790,790
Series 2019 A, GO Bonds	5.50%	01/01/2035	2,000	2,430,880
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(i)(j)	0.00%	12/01/2025	1,000	857,330
Series 2011 A, GO Bonds	5.00%	12/01/2041	205	213,469
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,122,730
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	2,000	2,209,260
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2026	2,000	2,319,840
Cook (County of), IL; Series 2018, RB (h)	5.25%	11/15/2036	2,250	2,758,703
Hillside (Village of), IL (Mannheim Redevelopment);
Series 2018, Ref. RB	5.00%	01/01/2024	1,480	1,544,646
Series 2018, Ref. RB	5.00%	01/01/2030	2,195	2,363,378
Illinois (State of);
First Series 2001, GO Bonds (INS -NATL)(j)	6.00%	11/01/2026	3,500	4,158,350
Series 2013, GO Bonds	5.50%	07/01/2033	1,500	1,649,760
Series 2014, GO Bonds	5.00%	05/01/2021	860	905,322
Series 2017 D, GO Bonds	5.00%	11/01/2023	1,500	1,653,915
Series 2017 D, GO Bonds (h)(k)	5.00%	11/01/2023	2,250	2,480,873
Series 2018 A, GO Bonds	6.00%	05/01/2025	2,500	2,962,475
Illinois (State of) Finance Authority (Field Museum); Series 2019, Ref. RB (68% of 1 mo. USD LIBOR + 1.00%)(a)(c)	1.92%	09/01/2022	2,000	2,000,040
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB (d)	5.25%	12/01/2025	400	429,408
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/2022	255	264,445
Series 2012, Ref. RB	5.75%	05/15/2046	1,500	1,560,930
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,214,937
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	685	615,671
Series 2016 A, RB	6.33%	05/15/2048	336	301,436
Series 2016 B, RB	5.63%	05/15/2020	189	170,574
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	590	616,202
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	5.00%	05/15/2025	250	279,465
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	2,001,680
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	$1,795	$ 1,877,373
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2012 B, Ref. RB	5.00%	12/15/2020	545	567,176
Illinois (State of) Sports Facilities Authority; Series 2019, Ref. RB	5.00%	06/15/2029	1,000	1,226,250
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	371	378,884
Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 1994 A, Ref. RB (INS -NATL)(i)(j)	0.00%	06/15/2029	4,000	3,118,680
Regional Transportation Authority; Series 2018 B, RB (h)	5.00%	06/01/2030	3,000	3,778,440
				59,768,387
Indiana–0.76%
Allen (County of), IN Economic Development (StoryPoint Fort Wayne); Series 2017, RB (d)	6.63%	01/15/2034	500	555,775
Carmel (City of), IN (Barrington Carmel); Series 2012 A, RB (b)	7.00%	11/15/2027	1,120	784,000
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB (d)	5.50%	07/01/2028	750	801,068
Indiana Bond Bank; Series 2007 B-1, RB (67% of 3 mo. USD LIBOR + 0.97%)(c)	2.51%	10/15/2022	1,500	1,500,225
				3,641,068
Iowa–2.26%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB	5.25%	12/01/2025	1,000	1,096,880
Series 2013, RB (d)	5.88%	12/01/2026	460	483,543
Series 2013, Ref. RB (a)	5.25%	12/01/2033	1,540	1,654,206
Series 2019, Ref. RB	3.13%	12/01/2022	2,000	2,033,900
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.58%)(a)(c)(d)	1.86%	01/04/2024	550	550,006
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,340,062
PEFA, Inc.; Series 2019, RB (a)	5.00%	09/01/2026	3,000	3,613,230
				10,771,827
Kansas–1.15%
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2027	1,440	1,670,861
Wichita (City of), KS (Kansas Masonic Home);
Series 2016 II-A, RB	4.25%	12/01/2024	500	529,840
Series 2016 II-A, RB	5.00%	12/01/2031	1,050	1,152,742
Series 2016 II-A, RB	5.25%	12/01/2036	1,000	1,100,290
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2018 I, Ref. RB	5.00%	05/15/2028	935	1,032,932
				5,486,665
Kentucky–1.28%
Ashland Kentucky (Ashland Hospital Corp. d/b/a King’s Daughters Medical Center); Series 2016 A, Ref. RB	5.00%	02/01/2029	1,000	1,155,050
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	855	951,247
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	520	539,604
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2032	1,000	1,148,520
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	600	634,362
Kentucky (State of) Public Energy Authority; Series 2018 B, RB (a)	4.00%	01/01/2025	1,500	1,681,635
				6,110,418
Louisiana–1.04%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha Project); Series 2018, Ref. RB (d)	5.38%	11/01/2038	2,000	2,209,040
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	$2,500	$ 2,760,900
				4,969,940
Maine–0.23%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	7.50%	07/01/2032	1,000	1,103,940
Maryland–0.75%
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	4.00%	09/01/2027	425	457,993
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB (d)	4.00%	02/15/2028	500	538,040
Howard (County of), MD (Vantage House Facility);
Series 2016, Ref. RB	5.00%	04/01/2021	170	175,028
Series 2017, Ref. RB	5.00%	04/01/2021	256	263,534
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB (d)	5.00%	07/01/2027	400	441,604
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB (d)(e)	4.00%	07/01/2024	1,590	1,713,225
				3,589,424
Massachusetts–0.17%
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	794,603
Michigan–2.36%
Detroit (City of), MI;
Series 2018, GO Bonds	5.00%	04/01/2023	1,000	1,082,470
Series 2018, GO Bonds	5.00%	04/01/2026	1,000	1,135,220
Michigan (State of) Tobacco Settlement Finance Authority;
Series 2007 A, RB	6.00%	06/01/2034	1,000	1,005,020
Series 2007 A, RB	6.00%	06/01/2048	2,400	2,412,048
Star International Academy; Series 2012, Ref. RB	5.00%	03/01/2033	2,000	2,049,400
Summit Academy North; Series 2016, Ref. RB	4.00%	11/01/2021	1,585	1,607,539
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB (d)	5.00%	07/01/2026	1,835	1,976,020
				11,267,717
Minnesota–2.67%
Brooklyn Park (City of), MN (Athlos Leadership Academy); Series 2015, RB	4.00%	07/01/2020	85	85,574
Deephaven (City of), MN (Seven Hills Preparatory Academy);
Series 2017, RB	4.38%	10/01/2027	250	261,150
Series 2017, RB	5.00%	10/01/2037	1,000	1,048,770
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC-U.S. Bank N.A.)(l)(m)	1.31%	04/01/2037	215	215,000
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2015, RB	5.00%	12/01/2021	470	488,964
St. Louis Park (City of), MN (Place Via Sol); Series 2018, Ref. RB (a)(d)	6.00%	07/01/2027	2,000	2,114,780
St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens);
Series 2012, Ref. RB	5.00%	09/01/2026	1,000	1,029,420
Series 2012, Ref. RB	5.00%	03/01/2029	935	961,414
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	300	312,567
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, RB	5.50%	09/01/2043	1,000	1,026,220
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	1,000	1,101,290
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	255,180
Series 2018, Ref. RB	4.13%	10/01/2033	250	255,500
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
St. Paul Park (City of), MN (Presbyterian Homes Bloomington);
Series 2017, Ref. RB	3.80%	09/01/2029	$ 350	$ 371,564
Series 2017, Ref. RB	3.90%	09/01/2030	565	600,538
Series 2017, Ref. RB	4.00%	09/01/2031	585	623,388
Series 2017, Ref. RB	4.00%	09/01/2032	400	424,900
Series 2017, Ref. RB	4.10%	09/01/2033	500	531,280
Wayzata (City of), MN (Folkstone Senior Living Co.);
Series 2019, Ref. RB	5.00%	08/01/2033	100	112,702
Series 2019, Ref. RB	5.00%	08/01/2034	100	112,455
Series 2019, Ref. RB	5.00%	08/01/2035	100	112,208
West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	4.00%	11/01/2030	650	687,407
				12,732,271
Mississippi–0.15%
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2010 I, VRD IDR (l)	1.28%	11/01/2035	700	700,000
Missouri–2.65%
I-470 Western Gateway Transportation Development District; Series 2019 A, RB (d)	4.50%	12/01/2029	1,005	1,052,275
Kansas City (City of), MO Industrial Development Authority; Series 2016 A, Ref. RB (d)	4.25%	04/01/2026	455	478,428
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB (d)	5.00%	04/01/2036	2,000	2,108,660
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB (d)	4.38%	02/01/2031	1,000	1,091,390
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. IDR	5.00%	05/15/2026	1,000	1,150,590
Series 2017 A, Ref. IDR	5.00%	05/15/2027	800	933,736
Series 2017, Ref. RB	5.00%	05/15/2023	1,000	1,092,170
Series 2017, Ref. RB	5.00%	05/15/2024	1,500	1,669,395
St. Louis (City of), MO Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. RB	3.88%	11/15/2029	660	721,466
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2025	1,000	1,161,860
Series 2018 A, RB	5.00%	09/01/2026	1,000	1,183,380
				12,643,350
Nebraska–0.42%
Central Plains Energy Project; Series 2014, Ref. RB (a)	5.00%	12/01/2019	2,000	2,017,200
Nevada–0.36%
Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB (d)	4.50%	12/15/2029	750	812,595
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB (d)	5.00%	07/15/2027	335	375,552
Series 2017 A, RB (d)	5.00%	07/15/2037	500	544,685
				1,732,832
New Hampshire–0.34%
National Finance Authority (Convanta); Series 2018 A, Ref. RB (d)(e)	4.00%	11/01/2027	1,500	1,596,795
New Jersey–7.03%
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS- NATL)(h)(j)(k)	5.50%	09/01/2022	3,000	3,334,140
Series 2012 II, Ref. RB	5.00%	03/01/2023	1,500	1,624,860
Series 2012, Ref. RB	5.00%	06/15/2025	600	651,048
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,705,500
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.); Series 2019 A, RB (d)	5.00%	06/15/2039	$ 825	$ 900,116
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB (e)	5.25%	09/15/2029	3,000	3,312,960
Series 2012, RB (e)	5.75%	09/15/2027	200	222,762
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2022	290	295,676
Series 2012 C, RB	5.00%	07/01/2032	1,000	1,013,330
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. RB (SIFMA Municipal Swap Index + 1.60%)(c)	2.88%	03/01/2028	1,000	1,003,980
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2018 B, Ref. RB (e)	5.00%	12/01/2026	1,000	1,220,720
Series 2018 B, Ref. RB (e)	5.00%	12/01/2027	1,000	1,240,750
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (i)	0.00%	12/15/2028	715	569,390
Series 2008 A, RB (i)	0.00%	12/15/2035	1,000	619,540
Series 2009 A, RB (i)	0.00%	12/15/2032	1,465	1,015,919
Series 2010 A, RB (i)	0.00%	12/15/2031	1,575	1,128,834
Series 2013 AA, RB	5.25%	06/15/2031	1,150	1,278,501
Series 2014, RN (SIFMA Municipal Swap Index + 1.20%)(a)(c)	2.48%	12/15/2021	2,000	2,013,040
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,165,720
Series 2018 A, Ref. RN (h)(k)	5.00%	06/15/2029	1,000	1,197,660
Series 2018 A, Ref. RN (h)(k)	5.00%	06/15/2030	2,000	2,382,220
Series 2018 A, Ref. RN	5.00%	06/15/2031	2,000	2,366,720
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR (e)	5.00%	12/01/2023	3,000	3,260,850
				33,524,236
New Mexico–0.32%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 C, RB	2.25%	07/01/2023	1,525	1,528,523
New York–3.49%
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB (d)(e)	3.75%	01/01/2020	65	65,444
Metropolitan Transportation Authority; Subseries 2014 D-2, RB (SIFMA Municipal Swap Index + 0.45%)(a)(c)	1.73%	11/15/2022	2,500	2,495,650
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB	6.50%	01/01/2032	1,000	1,022,990
Series 2014 B, RB	5.50%	07/01/2020	255	255,037
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. RB (e)(h)	5.00%	09/15/2029	2,250	2,878,875
New York (City of), NY; Subseries 2015 F-5, VRD GO Bonds (l)	1.25%	06/01/2044	600	600,000
New York (City of), NY Municipal Water Finance Authority; Subseries 2012 A-1, VRD RB (l)	1.25%	06/15/2044	4,050	4,050,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB (e)	5.00%	08/01/2026	2,900	3,074,116
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2027	1,000	613,010
Series 2013 A, RB	5.00%	07/01/2032	1,000	613,010
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels); Series 2018 D, RB (67% of SOFR + 0.50%)(a)(c)	1.95%	10/01/2020	1,000	1,003,060
				16,671,192
North Dakota–0.28%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	1,300	1,356,329
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–4.64%
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, RB	5.13%	06/01/2024	$1,025	$ 1,025,020
Series 2007 A-2, RB	5.38%	06/01/2024	1,645	1,645,132
Series 2007 A-2, RB	5.88%	06/01/2030	3,975	4,000,281
Butler (County of), OH Port Authority (Storypoint Fairfield); Sr. Series 2017 A-1, RB (d)	6.25%	01/15/2034	1,000	1,096,880
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB (e)	5.38%	09/15/2027	200	200,552
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.00%	02/15/2031	2,500	2,936,650
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB	8.00%	07/01/2042	2,910	3,313,559
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.00%	11/15/2019	1,160	1,167,679
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2021	365	380,512
Ohio (State of) (Portsmouth Bypass); Series 2015, RB (e)	5.00%	12/31/2025	340	398,579
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR (a)	4.25%	09/15/2021	1,975	2,034,250
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2019 A, Ref. PCR	3.25%	09/01/2029	2,000	2,077,960
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC);
Series 2017, RB (d)(e)	3.75%	01/15/2028	1,250	1,364,275
Series 2017, RB (d)(e)	4.25%	01/15/2038	250	271,415
Toledo-Lucas (County of), OH Port Authority (StoryPoint Waterville); Series 2016 A-1, RB (d)	6.13%	01/15/2034	225	245,698
				22,158,442
Oklahoma–1.34%
Comanche (County of), OK Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	325	336,060
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,093,630
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. RB (b)	5.25%	01/01/2022	375	236,250
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources Inc. - Cross Village Student Housing); Series 2017 A, RB	5.00%	08/01/2037	1,650	973,500
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB (b)	4.75%	11/01/2023	978	9,782
Tulsa (City of), OK Municipal Airport Trust; Series 2000 B, Ref. RB (e)	5.50%	06/01/2035	2,000	2,203,800
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (a)(e)	5.00%	06/01/2025	1,340	1,527,185
				6,380,207
Pennsylvania–2.53%
Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB (d)	5.00%	05/01/2023	750	820,088
Series 2018, RB (d)	5.00%	05/01/2028	1,250	1,488,912
Series 2018, RB (d)	5.00%	05/01/2033	500	589,090
Commonwealth Financing Authority; Series 2018, RB	5.00%	06/01/2026	1,000	1,220,610
Cumberland (County of), PA Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2030	1,300	1,317,212
Fayette (County of), PA Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC -PNC Bank, N.A.)(a)(m)	1.28%	06/01/2037	1,100	1,100,000
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2018 C, RB (SIFMA Municipal Swap Index + 0.72%)(a)(c)	2.00%	09/01/2023	1,000	1,000,010
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,603,320
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School Inc.);
Series 2019 A, RB	4.00%	06/15/2029	765	798,683
Series 2019 A, RB	5.00%	06/15/2039	920	987,096
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,146,790
				12,071,811
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–6.69%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	$ 680	$ 689,982
Series 2002, RB	5.50%	05/15/2039	3,220	3,275,062
Puerto Rico (Commonwealth of); Series 2006 A, GO Bonds (CPI RATE + 1.02%) (INS- AGC)(j)(n)	3.48%	07/01/2020	1,500	1,498,590
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB (f)	6.13%	07/01/2024	1,500	1,608,750
Series 2008 A, RB	6.00%	07/01/2038	500	507,500
Series 2008 A, RB	6.00%	07/01/2044	1,000	1,015,000
Series 2012 A, RB	5.00%	07/01/2021	795	829,781
Series 2012 A, RB	5.25%	07/01/2029	2,880	3,031,200
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS -NATL)(j)	5.00%	07/01/2023	1,500	1,515,750
Series 2007 TT, RB (b)	5.00%	07/01/2037	500	400,000
Series 2007 TT, RB (b)	5.00%	12/31/2049	1,990	1,592,000
Series 2007 VV, Ref. RB (INS -NATL)(j)	5.25%	07/01/2030	1,000	1,085,040
Series 2016 E-4, RB	10.00%	07/01/2022	1,289	1,142,751
Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (e)	6.63%	06/01/2026	3,000	3,078,750
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2007 M-3, Ref. RB (INS -NATL)(j)	6.00%	07/01/2024	500	515,180
Series 2007 N, RB (b)	5.00%	07/01/2037	2,125	1,769,063
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (i)	0.00%	07/01/2024	3,991	3,482,188
Series 2018 A-1, RB (i)	0.00%	07/01/2027	1,000	791,290
Series 2018 A-1, RB (i)	0.00%	07/01/2031	1,000	677,940
Series 2018 A-1, RB	4.50%	07/01/2034	2,250	2,408,535
Series 2019 A-2, RB	4.33%	07/01/2040	1,000	1,018,750
				31,933,102
Rhode Island–0.12%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	583,625
South Carolina–0.39%
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2027	1,655	1,872,450
Tennessee–2.53%
Bristol (City of), TN Industrial Development Board (Pinnacle);
Series 2016 B, RB (d)(i)	0.00%	12/01/2020	750	713,752
Series 2016 B, RB (d)(i)	0.00%	12/01/2021	250	228,008
Series 2016, RB	4.25%	06/01/2021	665	671,005
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. RB	4.75%	07/01/2027	610	673,635
Series 2017 A, Ref. RB	5.50%	07/01/2037	350	392,193
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB (d)	4.50%	06/01/2028	750	819,712
Series 2018, RB (d)	5.13%	06/01/2036	1,000	1,115,040
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of Metropolitan Government (Trousdale Roundation Properties); Series 2018 A, RB (d)	5.25%	04/01/2028	2,000	2,191,680
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2016 A, Ref. RB (d)	5.00%	09/01/2024	1,000	1,059,220
Series 2016 A, Ref. RB (d)	5.00%	09/01/2031	3,000	3,147,810
Series 2016 A, Ref. RB (d)	5.00%	09/01/2037	1,000	1,035,770
				12,047,825
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–7.32%
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	5.00%	06/15/2036	$ 700	$ 718,914
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	2,000	2,250,140
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers; Series 2015, Ref. RB	5.00%	12/01/2021	450	473,724
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB (l)	1.25%	11/01/2041	2,300	2,300,000
Houston (City of), TX Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref. RB (e)	5.00%	07/15/2020	500	512,685
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (e)	4.75%	07/01/2024	1,885	2,066,808
Houston (City of), TX Airport System (United Airlines, Inc. Terminal Improvement); Series 2015 B-2, Ref. RB (e)	5.00%	07/15/2020	1,000	1,027,200
Mclendon-Chisholm (City of), TX (Sonoma Public Improvement Distribution Phase); Series 2015, RB	5.38%	09/15/2035	450	468,531
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB	5.00%	02/15/2035	650	653,536
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB (d)(e)	4.63%	10/01/2031	2,500	2,703,125
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	1,650	1,830,477
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. RB	5.00%	07/01/2036	2,750	2,875,895
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2017 A, RB (d)	3.63%	08/15/2022	765	778,036
Series 2017 S, RB (d)	4.25%	08/15/2027	610	625,823
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	1,165	1,259,714
Series 2016 B-1, RB	3.25%	11/15/2022	220	220,020
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.);
Series 2018, RB	4.25%	06/15/2028	150	155,042
Series 2018, RB	5.00%	06/15/2033	150	156,755
Series 2018, RB	5.00%	06/15/2038	250	259,772
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, RB (a)(d)(e)	7.25%	02/13/2020	2,500	2,544,175
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB	6.75%	11/15/2024	200	235,306
Series 2014 A, RB	7.50%	11/15/2034	100	119,322
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	330	326,575
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2037	1,400	1,544,802
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	3.88%	11/15/2022	750	750,487
Series 2017, RB	4.50%	11/15/2023	750	752,175
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, RB	6.00%	02/15/2031	1,000	1,133,880
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A, RN (d)	10.00%	03/15/2023	750	750,112
Temple (City of), TX; Series 2018 A, RB (d)	5.00%	08/01/2028	940	1,069,053
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	3,255	3,840,672
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.00%	08/15/2027	500	523,025
				34,925,781
Utah–0.76%
Salt Lake City (City of), UT; Series 2017 A, RB (e)(h)	5.00%	07/01/2036	3,000	3,636,150
Vermont–0.30%
University of Vermont & State Agricultural College; Series 2019 B, Ref. RB	5.00%	10/01/2039	1,000	1,437,910
Virgin Islands–2.07%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB (e)	5.00%	09/01/2022	1,320	1,356,524
Series 2014 A, Ref. RB (e)	5.00%	09/01/2023	1,000	1,028,120
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Sr. Lien Capital); Series 2009 A-1, RB	5.00%	10/01/2029	$1,500	$ 1,496,250
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, RB	5.00%	10/01/2029	1,870	1,865,325
Series 2010 B, RB	5.00%	10/01/2025	2,750	2,736,250
Series 2012 A, RB	5.00%	10/01/2032	405	403,988
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Ref. RB	4.00%	07/01/2021	1,020	989,023
				9,875,480
Virginia–0.46%
Hanover (County of), VA Economic Development Authority (Covenant Woods); Series 2018, Ref. RB	5.00%	07/01/2038	250	275,087
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.00%	01/01/2034	1,000	1,106,560
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB (d)	4.50%	09/01/2028	725	808,629
				2,190,276
Washington–1.01%
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(a)(c)	2.68%	01/01/2025	1,000	1,016,990
Washington (State of) Housing Finance Commission (Judson Park);
Series 2018, Ref. RB (d)	3.70%	07/01/2023	365	374,574
Series 2018, Ref. RB (d)	5.00%	07/01/2038	385	423,396
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016, Ref. RB (d)	5.00%	01/01/2036	1,755	1,977,779
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB (d)	4.50%	07/01/2028	965	1,048,164
				4,840,903
West Virginia–1.06%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2008 A, Ref. RB	6.50%	06/01/2023	535	534,947
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB (d)	4.50%	06/01/2027	2,990	3,160,968
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB (d)(e)	6.75%	02/01/2026	1,000	1,006,960
Series 2018, RB (d)(e)	8.75%	02/01/2036	320	330,678
				5,033,553
Wisconsin–4.82%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB (d)	6.25%	08/01/2027	2,000	2,300,960
Series 2017, RB (d)	6.75%	08/01/2031	500	599,735
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB (d)	4.38%	06/15/2029	2,000	2,078,380
Public Finance Authority (WhiteStone); Series 2017, Ref. RB (d)	4.00%	03/01/2027	1,680	1,811,846
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	3.50%	08/01/2022	1,370	1,389,673
Series 2017, Ref. RB	5.00%	08/01/2027	500	557,785
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,351,408
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (d)	6.25%	10/01/2031	2,000	2,246,040
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB (d)	5.00%	06/01/2025	650	720,239
Series 2016 A, RB (d)	5.00%	06/01/2026	1,005	1,125,510
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB (d)	5.75%	12/31/2049	1,500	1,571,520
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, RB (d)	7.00%	06/01/2020	25	25,803
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. RB (d)(e)	6.00%	06/01/2022	$2,290	$ 2,331,563
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB (d)	4.00%	06/15/2029	355	373,723
Series 2019, RB (d)	5.00%	06/15/2039	440	473,317
Series 2019, RB (d)	5.00%	06/15/2049	540	576,385
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,395	1,560,698
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB (d)	4.00%	12/01/2021	1,320	1,360,828
Series 2016, RB (d)	5.00%	12/01/2031	500	546,625
				23,002,038
TOTAL INVESTMENTS IN SECURITIES(o)–101.82% (Cost $465,665,013)				485,914,648
FLOATING RATE NOTE OBLIGATIONS–(2.81)%
Notes with interest and fee rates ranging from 1.90% to 2.12% at 08/31/2019 and contractual maturities of collateral ranging from 09/01/2022 to 11/15/2036 (See Note 1J)(p)				(13,420,000)
OTHER ASSETS LESS LIABILITIES–0.99%				4,715,380
NET ASSETS –100.00%				$477,210,028
Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
CPI	– Consumer Price Index
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
Sr.	– Senior
USD	– U.S. Dollar
VRD	– Variable Rate Demand
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Short Duration High Yield Municipal Fund

Notes to Schedule of Investments:
(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2019 was $5,220,718, which represented 1.93% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $119,191,007, which represented 24.98% of the Fund’s Net Assets.
(e)	Security subject to the alternative minimum tax.
(f)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(i)	Zero coupon bond issued at a discount.
(j)	Principal and/or interest payments are secured by the bond insurance company listed.
(k)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,500,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.
(o)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.
(p)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2019. At August 31, 2019, the Fund’s investments with a value of $24,368,231 are held by TOB Trusts and serve as collateral for the $13,420,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	18	December-2019	$ (2,159,578)	$ (324)	$ (324)
U.S. Treasury 10 Year Notes	105	December-2019	(13,830,469)	7,992	7,992
Total Futures Contracts				$ 7,668	$ 7,668

(a)	Futures contracts collateralized by $200,000 cash held with Goldman Sachs & Co., the futures commission merchant.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $465,665,013)	$ 485,914,648
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	200,000
Cash	671,851
Receivable for:
Investments sold	5,000
Investments matured, at value (Cost $603,750)	792,500
Fund shares sold	1,324,957
Interest	5,347,614
Investment for trustee deferred compensation and retirement plans	10,893
Other assets	57,708
Total assets	494,325,171
Liabilities:
Floating rate note obligations	13,420,000
Other investments:
Variation margin payable - futures contracts	11,531
Payable for:
Investments purchased	2,838,274
Dividends	326,174
Fund shares reacquired	264,895
Accrued fees to affiliates	170,834
Accrued trustees’ and officers’ fees and benefits	3,027
Accrued other operating expenses	69,515
Trustee deferred compensation and retirement plans	10,893
Total liabilities	17,115,143
Net assets applicable to shares outstanding	$477,210,028
Net assets consist of:
Shares of beneficial interest	$458,808,455
Distributable earnings	18,401,573
$477,210,028
Net Assets:
Class A	$193,075,712
Class C	$ 52,194,518
Class Y	$ 216,578,711
Class R5	$ 10,897
Class R6	$ 15,350,190
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,779,755
Class C	4,814,083
Class Y	19,926,942
Class R5	1,002
Class R6	1,411,002
Class A:
Net asset value per share	$ 10.86
Maximum offering price per share (Net asset value of $10.86 ÷ 97.50%)	$ 11.14
Class C:
Net asset value and offering price per share	$ 10.84
Class Y:
Net asset value and offering price per share	$ 10.87
Class R5:
Net asset value and offering price per share	$ 10.88
Class R6:
Net asset value and offering price per share	$ 10.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Short Duration High Yield Municipal Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Interest	$15,965,568
Expenses:
Advisory fees	1,842,049
Administrative services fees	68,375
Custodian fees	6,259
Distribution fees:
Class A	393,308
Class C	496,204
Interest, facilities and maintenance fees	236,929
Transfer agent fees — A, C and Y	315,288
Transfer agent fees — R5	3
Transfer agent fees — R6	3,573
Trustees’ and officers’ fees and benefits	24,536
Registration and filing fees	109,420
Reports to shareholders	25,211
Professional services fees	59,358
Other	26,262
Total expenses	3,606,775
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(459,274)
Net expenses	3,147,501
Net investment income	12,818,067
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(230,868)
Futures contracts	(1,408,465)
(1,639,333)
Change in net unrealized appreciation of:
Investment securities	17,336,630
Futures contracts	10,267
17,346,897
Net realized and unrealized gain	15,707,564
Net increase in net assets resulting from operations	$ 28,525,631
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
26	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 12,818,067	$ 6,286,528
Net realized gain (loss)	(1,639,333)	(272,922)
Change in net unrealized appreciation	17,346,897	383,729
Net increase in net assets resulting from operations	28,525,631	6,397,335
Distributions to shareholders from distributable earnings(1):
Class A	(5,162,000)	(2,955,793)
Class C	(1,260,643)	(1,144,475)
Class Y	(5,447,593)	(2,129,529)
Class R5	(373)	(630)
Class R6	(444,896)	(110,735)
Total distributions from distributable earnings	(12,315,505)	(6,341,162)
Share transactions–net:
Class A	76,714,062	35,880,945
Class C	(1,842,225)	17,315,424
Class Y	107,159,401	67,943,582
Class R5	—	(17,968)
Class R6	5,079,575	9,694,020
Net increase in net assets resulting from share transactions	187,110,813	130,816,003
Net increase in net assets	203,320,939	130,872,176
Net assets:
Beginning of year	273,889,089	143,016,913
End of year	$477,210,028	$273,889,089

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
27	Invesco Short Duration High Yield Municipal Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$10.48	$0.36	$ 0.37	$ 0.73	$(0.35)	$10.86	7.09%	$ 193,076	0.86% (d)	0.98% (d)	0.79% (d)	3.40% (d)	24%
Year ended 08/31/18	10.47	0.34	0.01	0.35	(0.34)	10.48	3.46	109,307	0.86	1.06	0.79	3.26	26
Year ended 08/31/17	10.60	0.37	(0.16)	0.21	(0.34)	10.47	2.08	73,384	0.82	1.16	0.80	3.65	42
Year ended 08/31/16(e)	10.00	0.35	0.50	0.85	(0.25)	10.60	8.61	41,561	0.79 (f)	1.47 (f)	—	3.64 (f)	69
Class C
Year ended 08/31/19	10.46	0.28	0.37	0.65	(0.27)	10.84	6.29	52,195	1.61 (d)	1.73 (d)	1.54 (d)	2.65 (d)	24
Year ended 08/31/18	10.45	0.26	0.02	0.28	(0.27)	10.46	2.69	52,446	1.61	1.81	1.54	2.51	26
Year ended 08/31/17	10.58	0.30	(0.17)	0.13	(0.26)	10.45	1.32	35,114	1.57	1.91	1.55	2.90	42
Year ended 08/31/16(e)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54 (f)	2.22 (f)	—	2.89 (f)	69
Class Y
Year ended 08/31/19	10.48	0.39	0.37	0.76	(0.37)	10.87	7.45	216,579	0.61 (d)	0.73 (d)	0.54 (d)	3.65 (d)	24
Year ended 08/31/18	10.48	0.37	0.00	0.37	(0.37)	10.48	3.62	102,388	0.61	0.81	0.54	3.51	26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	34,480	0.57	0.91	0.55	3.90	42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54 (f)	1.22 (f)	—	3.89 (f)	69
Class R5
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	11	0.61 (d)	0.68 (d)	0.54 (d)	3.65 (d)	24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	11	0.61	0.82	0.54	3.51	26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	28	0.57	0.92	0.55	3.90	42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54 (f)	1.20 (f)	—	3.89 (f)	69
Class R6
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	15,350	0.61 (d)	0.68 (d)	0.54 (d)	3.65 (d)	24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	9,738	0.61	0.76	0.54	3.52	26
Year ended 08/31/17(e)	10.24	0.17	0.22	0.39	(0.15)	10.48	3.87	10	0.56 (f)	0.88 (f)	0.54 (f)	3.91 (f)	42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $157,323, $49,620, $154,788, $11 and $12,616 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 30, 2015 for Class A, Class C, Class Y and Class R5 shares and April 4, 2017 for Class R6 shares, respectively.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
28	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
As of the opening of business on September 6, 2019, the Fund has limited public sales of its shares to certain investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
29	Invesco Short Duration High Yield Municipal Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
30	Invesco Short Duration High Yield Municipal Fund

J.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as
31	Invesco Short Duration High Yield Municipal Fund

unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
M.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $300 million	0.50%
Next $300 million	0.46%
Over $600 million	0.42%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.49%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
For the year ended August 31, 2019, the Adviser waived advisory fees of $140,409 and reimbursed class level expenses of $137,007, $43,212, $134,799, $3 and $3,573 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of
32	Invesco Short Duration High Yield Municipal Fund

the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $55,982 in front-end sales commissions from the sale of Class A shares and $19,457 and $4,114 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$ —	$485,914,648	$—	$485,914,648
Investments Matured	—	792,500	—	792,500
Total Investments in Securities	—	486,707,148	—	486,707,148
Other Investments - Assets*
Futures Contracts	7,992	—	—	7,992
Other Investments - Liabilities*
Futures Contracts	(324)	—	—	(324)
Total Other Investments	7,668	—	—	7,668
Total Investments	$ 7,668	$ 486,707,148	$—	$ 486,714,816

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
33	Invesco Short Duration High Yield Municipal Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2019:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 7,992
Derivatives not subject to master netting agreements	(7,992)
Total Derivative Assets subject to master netting agreements	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(324)
Derivatives not subject to master netting agreements	324
Total Derivative Liabilities subject to master netting agreements	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(1,408,465)
Change in Net Unrealized Appreciation:
Futures contracts	10,267
Total	$(1,398,198)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$16,907,433
NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2019, the Fund engaged in securities purchases of $111,617,101 and securities sales of $93,949,701, which did not result in any net realized gains (losses).
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $271.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances and Borrowings
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank
34	Invesco Short Duration High Yield Municipal Fund

for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2019 were $12,501,538 and 1.90%, respectively.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$12,315,505	$6,341,162

Tax Components of Net Assets at Period-End:
2019
Undistributed tax-exempt income	$ 721,445
Net unrealized appreciation — investments	20,566,644
Temporary book/tax differences	(8,537)
Capital loss carryforward	(2,877,979)
Shares of beneficial interest	458,808,455
Total net assets	$477,210,028
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds, TOBs and amortization differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,078,042	$799,937	$2,877,979

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $274,332,445 and $91,005,159, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$24,206,228
Aggregate unrealized (depreciation) of investments	(3,639,584)
Net unrealized appreciation of investments	$ 20,566,644
Cost of investments for tax purposes is $466,148,172.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of federal income taxes and bond discount, on August 31, 2019, undistributed net investment income was increased by $55,916, undistributed net realized gain (loss) was decreased by $67,064 and shares of beneficial interest was increased by $11,148. This reclassification had no effect on the net assets of the Fund.
35	Invesco Short Duration High Yield Municipal Fund

NOTE 12—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	10,574,145	$110,744,771	6,505,004	$ 68,128,355
Class C	2,686,161	28,238,725	2,976,565	31,132,509
Class Y	14,451,070	152,236,887	8,752,628	91,778,543
Class R6	717,180	7,547,211	980,608	10,256,388
Issued as reinvestment of dividends:
Class A	382,726	4,048,612	223,190	2,335,864
Class C	97,720	1,028,428	94,915	991,659
Class Y	386,327	4,098,443	127,429	1,334,866
Class R5	-	-	21	215
Class R6	35,886	379,968	8,963	94,036
Automatic conversion of Class C shares to Class A shares:
Class A	1,432,103	14,881,615	-	-
Class C	(1,434,862)	(14,881,615)	-	-
Reacquired:
Class A	(5,043,974)	(52,960,936)	(3,304,391)	(34,583,274)
Class C	(1,550,243)	(16,227,763)	(1,417,024)	(14,808,744)
Class Y	(4,675,872)	(49,175,929)	(2,406,237)	(25,169,827)
Class R5	-	-	(1,730)	(18,183)
Class R6	(269,980)	(2,847,604)	(62,632)	(656,404)
Net increase in share activity	17,788,387	$187,110,813	12,477,309	$130,816,003

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
36	Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
37	Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,054.20	$4.56	$ 1,020.77	$4.48	0.88%
Class C	1,000.00	1,050.30	8.42	1,016.99	8.29	1.63
Class Y	1,000.00	1,055.40	3.26	1,022.03	3.21	0.63
Class R5	1,000.00	1,056.40	3.27	1,022.03	3.21	0.63
Class R6	1,000.00	1,055.30	3.26	1,022.03	3.21	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
38	Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund incepted on September 30, 2015 and compared the Fund’s investment performance for the past three years ended December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper High Yield Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three year period. The Trustees also reviewed more recent

39                         Invesco  Short Duration High Yield Municipal Fund

Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

40                         Invesco  Short Duration High Yield Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
41	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco  Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco  Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco  Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco  Short Duration High Yield Municipal Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Small Cap Discovery Fund
Nasdaq:
A: VASCX ■ C: VCSCX ■ Y: VISCX ■ R5: VESCX ■ R6: VFSCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Dear Shareholders:
Andrew Schlossberg
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Small Cap Discovery Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Small Cap Discovery Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares*	–2.42%
Class C Shares*	–3.12
Class Y Shares*	–2.17
Class R5 Shares*	–2.13
Class R6 Shares*	–2.04
S&P 500 Index▼ (Broad Market Index)	2.92
Russell 2000 Growth Index▼ (Style-Specific Index)	–11.02
Lipper Small-Cap Growth Funds Index■ (Peer Group Index)	–4.41
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
*Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Market conditions and your Fund
The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.
Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.
Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed, and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.
Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July 2019 meeting, the Fed lowered rates by 25 basis points. (A basis point is one one-hundredth of a percentage point.) This was the first time the Fed lowered rates in more than a decade.2
Market volatility increased in August 2019, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into perceived “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modestly positive return for the fiscal year.
During the fiscal year, the Fund produced a negative return but outperformed its style-specific benchmark. Relative outperformance was led by positive stock selection in the industrials, consumer discretionary and health care sectors. Stock selection in and an overweight allocation to the information technology (IT) sector also contributed to the Fund’s performance relative to its style-specific benchmark. In addition, the Fund’s ancillary cash position helped buoy results in periods of heightened stock market volatility during the fiscal year. Conversely, stock selection in and overweight exposure to the energy sector, as well as stock selection in the communication services sector, detracted from relative returns. Finally, the Fund’s underweight position in the real estate sector, and not having exposure to the utilities sector, were relative detractors from the Fund’s performance.
Portfolio Composition
By sector % of total net assets
Information Technology	25.72%
Health Care	23.14
Industrials	16.92
Consumer Discretionary	15.67
Financials	6.63
Materials	2.78
Communication Services	2.55
Consumer Staples	2.11
Other Sectors, Each Less than 2% of Net Assets	2.67
Money Market Funds Plus Other Assets Less Liabilities	1.81
Top 10 Equity Holdings*
% of total net assets
1.	Black Knight, Inc.	1.69%
2.	Aerojet Rocketdyne Holdings, Inc.	1.67
3.	Trex Co., Inc.	1.66
4.	Casella Waste Systems, Inc., Class A	1.64
5.	HubSpot, Inc.	1.58
6.	Brink’s Co. (The)	1.57
7.	Repligen Corp.	1.55
8.	Rapid7, Inc.	1.54
9.	Lattice Semiconductor Corp.	1.45
10.	IAA, Inc.	1.43
Total Net Assets	$545.8 million
Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Small Cap Discovery Fund

During the fiscal year, Lattice Semiconductor was the leading contributor to performance on an absolute basis. The IT company is based in Hillsboro, Oregon and manufactures high-performance programmable logic devices. The company underwent management changes that were well-regarded and its new management team has instituted a number of initiatives to expand its profitability, including exiting less important segments, price optimization and cost reductions.
Within the IT sector, Universal Display was the leading contributor to the Fund’s performance relative to the style-specific benchmark for the fiscal year. Universal Display develops and manufactures organic light-emitting diodes (OLED) technologies and materials. The company benefited as smartphones began upgrading from liquid crystal display screens to OLED screens. Universal Display also rallied behind optimism surrounding foldable OLED cellphones, and expanded its customer list for its core materials and intellectual property in OLED.
Within the consumer discretionary sector, Planet Fitness was the leading absolute contributor to the Fund’s performance for the fiscal year. The New Hampshire-based fitness company surpassed revenue and earnings estimates due to strong franchise and membership growth. The company’s equipment segment also benefited from its franchise growth as new locations were opened. Same-store sales also increased over the fiscal year as its high profit, low-cost business model provided stability during periods of market volatility.
Although the health care sector was an overall contributor to the Fund’s performance relative to the style-specific benchmark for the fiscal year, Inogen was the leading individual detractor on an absolute basis. Inogen sells portable oxygen machines to consumers and medical distributors. The company’s product is considered best-in-class compared to competing oxygenators. Inogen sold off after it consecutively reported weaker-than-expected quarterly results and company management suggested slower growth for future earnings. We sold our position in the stock before the close of the fiscal year.
During the fiscal year, the leading individual detractor from the Fund’s performance versus the style-specific benchmark was energy sector constituent, Centennial Resource Development. The Denver-based independent oil producer has assets in the core of the Delaware Basin, which is a sub-basin of the Perm-
ian Basin in West Texas. The stock struggled as a result of a lower growth outlook and a significant deviation in its oil development plan due to oil price volatility. We sold our position in Centennial Resource Development during the fiscal year.
The IT sector was an overall contributor to the Fund’s performance relative to the style-specific benchmark for the fiscal year. However, educational technology company 2U was the leading relative detractor from the Fund’s performance. 2U partners with colleges and universities to offer online degree programs. The company has struggled for several reasons, including higher student selectivity among its partner schools, lower application submissions and a delay in the rollout of a major MBA program launch.
We wish to remind you that all positioning changes are based on a bottom-up stock selection process. Our portfolio construction is designed to manage risk and ensure alignment with small-cap market sector exposure within modest over- and underweights. At the close of the fiscal year, the Fund’s underweight exposures relative to the Russell 2000 Growth Index were to the health care, real estate, industrials, utilities, consumer staples and materials sectors. Conversely, the Fund’s overweight exposures relative to the Russell 2000 Growth Index were to the IT, consumer discretionary, financials, energy and communication services sectors.
At the close of the fiscal year, our view was that the growth environment is slowing as the benefits of the Tax Cuts and Jobs Act of 2017 and deregulations were offset by rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce sustainable, above-average earnings and cash flow growth in spite of the economic cycle. Stocks may remain volatile and we caution investors against making investment decisions based on short-term performance.
On June 21, 2019, Juan Hartsfield replaced Matthew Hart as lead manager of Invesco Small Cap Discovery Fund and Clay Manley became co-manager along with existing co-manager Justin Sander.
We thank you for your commitment to the Invesco Small Cap Discovery Fund.
1	Source: Bloomberg
2	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Juan Hartsfield
Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.
Clay Manley
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2001. Mr. Manley earned a BA with cum laude honors in history and geology from Vanderbilt University and an MBA with concentrations in finance and accounting from the Goizueta Business School at Emory University.
Justin Sander
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2013. Mr. Sander earned a BBA degree in finance from Texas State University and an MBA with a specialization in investments from the McCombs School of Business at The University of Texas at Austin.
5	Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 8/31/09
1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.
Past performance cannot guarantee comparable future results.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (11/27/00)	5.42%
10 Years	12.17
5 Years	8.15
1 Year	–7.76
Class C Shares
Inception (11/27/00)	5.32%
10 Years	11.97
5 Years	8.60
1 Year	–3.88
Class Y Shares
Inception (2/2/06)	8.29%
10 Years	13.09
5 Years	9.64
1 Year	–2.17
Class R5 Shares
10 Years	13.13%
5 Years	9.82
1 Year	–2.13
Class R6 Shares
10 Years	13.16%
5 Years	9.88
1 Year	–2.04
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.
Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/27/00)	5.51%
10 Years	12.86
5 Years	8.06
1 Year	1.03
Class C Shares
Inception (11/27/00)	5.40%
10 Years	12.69
5 Years	8.53
1 Year	5.51
Class Y Shares
Inception (2/2/06)	8.45%
10 Years	13.80
5 Years	9.58
1 Year	7.25
Class R5 Shares
10 Years	13.83%
5 Years	9.77
1 Year	7.34
Class R6 Shares
10 Years	13.86%
5 Years	9.82
1 Year	7.49
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.37%, 2.08%, 1.12%, 0.98% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
7	Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
■	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Small Cap Discovery Fund

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
9	Invesco Small Cap Discovery Fund

Schedule of Investments(a)
August 31, 2019
Shares		Value
Common Stocks & Other Equity Interests–98.19%
Aerospace & Defense–4.44%
Aerojet Rocketdyne Holdings, Inc.(b)	174,617	$ 9,120,246
BWX Technologies, Inc.	47,563	2,815,730
Cubic Corp.	70,275	4,867,949
Mercury Systems, Inc.(b)	86,497	7,406,738
		24,210,663
Alternative Carriers–0.82%
Iridium Communications, Inc.(b)	185,991	4,497,262
Apparel, Accessories & Luxury Goods–0.39%
G-III Apparel Group Ltd.(b)	103,224	2,117,124
Application Software–9.87%
Anaplan, Inc.(b)	89,476	4,861,231
Blackline, Inc.(b)	84,393	4,298,136
Guidewire Software, Inc.(b)	54,791	5,269,798
HubSpot, Inc.(b)	43,064	8,599,020
Q2 Holdings, Inc.(b)	62,364	5,609,642
RealPage, Inc.(b)	119,778	7,626,265
Trade Desk, Inc. (The), Class A(b)	16,820	4,133,851
Tyler Technologies, Inc.(b)	25,919	6,649,260
Zendesk, Inc.(b)	84,861	6,805,852
		53,853,055
Asset Management & Custody Banks–0.52%
Blucora, Inc.(b)	125,567	2,835,303
Auto Parts & Equipment–1.17%
Fox Factory Holding Corp.(b)	88,413	6,369,272
Biotechnology–5.70%
Amicus Therapeutics, Inc.(b)	320,028	3,165,077
Coherus Biosciences, Inc.(b)(c)	176,734	3,921,728
Eagle Pharmaceuticals, Inc.(b)	52,929	2,984,666
Neurocrine Biosciences, Inc.(b)	57,629	5,729,475
Repligen Corp.(b)	91,208	8,465,015
Sage Therapeutics, Inc.(b)	21,875	3,755,281
Sarepta Therapeutics, Inc.(b)	34,136	3,077,360
		31,098,602
Brewers–1.33%
Boston Beer Co., Inc. (The), Class A(b)	16,525	7,244,890
Building Products–1.66%
Trex Co., Inc.(b)	106,214	9,084,483
Casinos & Gaming–0.95%
Penn National Gaming, Inc.(b)	270,886	5,192,885
Construction Materials–1.36%
Summit Materials, Inc., Class A(b)	352,781	7,401,345
Shares		Value
Consumer Finance–0.49%
Green Dot Corp., Class A(b)	86,717	$ 2,651,806
Data Processing & Outsourced Services–2.66%
Black Knight, Inc.(b)	148,474	9,242,506
Euronet Worldwide, Inc.(b)	34,350	5,260,359
		14,502,865
Distributors–1.20%
Pool Corp.	33,499	6,578,534
Diversified Support Services–2.20%
IAA, Inc.(b)	159,529	7,792,992
KAR Auction Services, Inc.	159,529	4,237,090
		12,030,082
Education Services–3.58%
Bright Horizons Family Solutions, Inc.(b)	36,397	6,007,325
Chegg, Inc.(b)	94,964	3,764,373
Grand Canyon Education, Inc.(b)	46,587	5,851,327
Strategic Education, Inc.	23,282	3,940,013
		19,563,038
Electrical Components & Equipment–0.42%
Generac Holdings, Inc.(b)	29,121	2,271,147
Electronic Components–0.68%
II-VI, Inc.(b)	98,815	3,706,551
Electronic Equipment & Instruments–1.75%
FLIR Systems, Inc.	108,268	5,334,365
OSI Systems, Inc.(b)	40,431	4,245,659
		9,580,024
Environmental & Facilities Services–1.64%
Casella Waste Systems, Inc., Class A(b)	196,863	8,957,266
Financial Exchanges & Data–2.17%
Cboe Global Markets, Inc.	53,900	6,422,724
Morningstar, Inc.	33,480	5,409,698
		11,832,422
General Merchandise Stores–0.59%
Ollie’s Bargain Outlet Holdings, Inc.(b)	58,190	3,226,635
Health Care Equipment–6.56%
DexCom, Inc.(b)	22,066	3,786,746
Hill-Rom Holdings, Inc.	41,697	4,489,933
Insulet Corp.(b)	46,681	7,196,810
Integra LifeSciences Holdings Corp.(b)	89,846	5,392,557
LivaNova PLC(b)	66,317	5,148,189
Masimo Corp.(b)	32,264	4,944,458
Penumbra, Inc.(b)	33,243	4,838,518
		35,797,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Small Cap Discovery Fund

Shares		Value
Health Care REITs–0.68%
Physicians Realty Trust	213,386	$ 3,695,846
Health Care Services–2.50%
BioTelemetry, Inc.(b)	82,619	3,275,843
LHC Group, Inc.(b)	62,923	7,456,376
Premier, Inc., Class A(b)	82,326	2,902,815
		13,635,034
Health Care Supplies–2.99%
Haemonetics Corp.(b)	36,490	4,872,510
ICU Medical, Inc.(b)	17,580	2,843,565
Lantheus Holdings, Inc.(b)	161,512	3,514,501
Neogen Corp.(b)	72,104	5,084,774
		16,315,350
Health Care Technology–0.44%
HMS Holdings Corp.(b)	66,302	2,422,012
Industrial Machinery–4.00%
Altra Industrial Motion Corp.	204,987	5,327,612
Crane Co.	54,928	4,187,711
Gardner Denver Holdings, Inc.(b)	128,496	3,685,265
Graco, Inc.	83,716	3,814,938
Welbilt, Inc.(b)	306,900	4,830,606
		21,846,132
Interactive Home Entertainment–0.71%
Take-Two Interactive Software, Inc.(b)	29,348	3,873,056
Internet & Direct Marketing Retail–0.83%
Etsy, Inc.(b)	86,218	4,551,448
Investment Banking & Brokerage–1.77%
E*TRADE Financial Corp.	82,088	3,426,353
LPL Financial Holdings, Inc.	83,092	6,227,745
		9,654,098
IT Consulting & Other Services–2.32%
Booz Allen Hamilton Holding Corp.	65,457	4,942,658
EPAM Systems, Inc.(b)	10,152	1,942,382
KBR, Inc.	225,944	5,766,091
		12,651,131
Leisure Facilities–0.98%
Planet Fitness, Inc., Class A(b)	75,672	5,343,200
Leisure Products–0.77%
Brunswick Corp.	90,138	4,200,431
Life Sciences Tools & Services–2.40%
Bio-Techne Corp.	36,020	6,900,352
Syneos Health, Inc.(b)	117,672	6,181,310
		13,081,662
Managed Health Care–0.71%
HealthEquity, Inc.(b)	65,032	3,860,300
Shares		Value
Metal & Glass Containers–0.74%
Berry Global Group, Inc.(b)	103,042	$ 4,033,064
Movies & Entertainment–1.02%
World Wrestling Entertainment, Inc., Class A	77,862	5,561,683
Multi-line Insurance–1.02%
Assurant, Inc.	45,126	5,550,498
Oil & Gas Exploration & Production–1.15%
Parsley Energy, Inc., Class A(b)	352,072	6,305,610
Packaged Foods & Meats–0.79%
Lancaster Colony Corp.	29,456	4,297,630
Pharmaceuticals–1.85%
Catalent, Inc.(b)	104,611	5,517,184
GW Pharmaceuticals PLC, ADR (United Kingdom)(b)	32,123	4,574,637
		10,091,821
Property & Casualty Insurance–0.67%
Hanover Insurance Group, Inc. (The)	27,395	3,647,644
Research & Consulting Services–0.98%
CoStar Group, Inc.(b)	8,721	5,362,281
Restaurants–3.45%
Dunkin’ Brands Group, Inc.	70,512	5,813,009
Texas Roadhouse, Inc.	51,517	2,651,065
Wendy’s Co. (The)	256,171	5,635,762
Wingstop, Inc.	47,085	4,716,505
		18,816,341
Security & Alarm Services–1.57%
Brink’s Co. (The)	113,834	8,566,008
Semiconductor Equipment–1.41%
Entegris, Inc.	180,355	7,724,605
Semiconductors–4.51%
Lattice Semiconductor Corp.(b)	400,666	7,889,114
Monolithic Power Systems, Inc.	42,414	6,385,852
Silicon Laboratories, Inc.(b)	43,057	4,693,213
Universal Display Corp.	27,439	5,637,891
		24,606,070
Specialized Consumer Services–0.84%
ServiceMaster Global Holdings, Inc.(b)	80,706	4,603,470
Specialized REITs–0.83%
CoreSite Realty Corp.	39,000	4,531,020
Specialty Chemicals–0.68%
Ingevity Corp.(b)	48,934	3,727,303
Specialty Stores–0.91%
Five Below, Inc.(b)	40,527	4,979,552
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Small Cap Discovery Fund

Shares		Value
Systems Software–2.52%
Qualys, Inc.(b)	66,962	$ 5,331,515
Rapid7, Inc.(b)	156,960	8,427,182
		13,758,697
Total Common Stocks & Other Equity Interests (Cost $422,585,157)		535,895,462
Money Market Funds–1.81%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)	3,452,117	3,452,118
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)	2,465,975	2,466,961
Invesco Treasury Portfolio, Institutional Class, 1.98%(d)	3,945,277	3,945,277
Total Money Market Funds (Cost $9,864,179)		9,864,356
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $432,449,336)		$545,759,818
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.31%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,270,276	$ 1,270,276
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	423,256	423,425
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,693,701)		1,693,701
TOTAL INVESTMENTS IN SECURITIES–100.31% (Cost $434,143,037)		547,453,519
OTHER ASSETS LESS LIABILITIES—(0.31)%		(1,698,417)
NET ASSETS–100.00%		$545,755,102
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $422,585,157)*	$535,895,462
Investments in affiliated money market funds, at value (Cost $11,557,880)	11,558,057
Receivable for:
Dividends	224,530
Fund shares sold	483,824
Investments sold	2,927,087
Investment for trustee deferred compensation and retirement plans	120,169
Other assets	24,245
Total assets	551,233,374
Liabilities:
Payable for:
Investments purchased	2,365,856
Fund shares reacquired	408,645
Amount due custodian	375,130
Collateral upon return of securities loaned	1,693,701
Accrued fees to affiliates	398,062
Accrued trustees’ and officers’ fees and benefits	3,250
Accrued other operating expenses	102,035
Trustee deferred compensation and retirement plans	131,593
Total liabilities	5,478,272
Net assets applicable to shares outstanding	$545,755,102
Net assets consist of:
Shares of beneficial interest	$359,465,038
Distributable earnings	186,290,064
$545,755,102
Net Assets:
Class A	$ 372,768,909
Class C	$ 21,180,275
Class Y	$ 52,510,776
Class R5	$ 41,252,136
Class R6	$ 58,043,006
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	38,605,633
Class C	3,151,031
Class Y	5,043,781
Class R5	3,893,738
Class R6	5,452,826
Class A:
Net asset value per share	$ 9.66
Maximum offering price per share (Net asset value of $9.66 ÷ 94.50%)	$ 10.22
Class C:
Net asset value and offering price per share	$ 6.72
Class Y:
Net asset value and offering price per share	$ 10.41
Class R5:
Net asset value and offering price per share	$ 10.59
Class R6:
Net asset value and offering price per share	$ 10.64

*	At August 31, 2019, securities with an aggregate value of $1,657,694 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Small Cap Discovery Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends (net of foreign withholding taxes of $4,466)	$ 2,525,830
Dividends from affiliated money market funds (includes securities lending income of $471,816)	879,479
Total investment income	3,405,309
Expenses:
Advisory fees	4,673,540
Administrative services fees	107,872
Custodian fees	11,618
Distribution fees:
Class A	906,795
Class C	278,681
Transfer agent fees — A, C and Y	1,059,659
Transfer agent fees — R5	46,688
Transfer agent fees — R6	6,192
Trustees’ and officers’ fees and benefits	28,889
Registration and filing fees	89,597
Reports to shareholders	62,816
Professional services fees	62,069
Other	19,108
Total expenses	7,353,524
Less: Fees waived and/or expense offset arrangement(s)	(26,524)
Net expenses	7,327,000
Net investment income (loss)	(3,921,691)
Realized and unrealized gain (loss) from:
Net realized gain from Investment securities (includes net gains from securities sold to affiliates of $138,067)	92,020,252
Change in net unrealized appreciation (depreciation) of Investment securities	(111,372,515)
Net realized and unrealized gain (loss)	(19,352,263)
Net increase (decrease) in net assets resulting from operations	$ (23,273,954)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income (loss)	$ (3,921,691)	$ (4,963,701)
Net realized gain	92,020,252	90,076,992
Change in net unrealized appreciation (depreciation)	(111,372,515)	83,380,295
Net increase (decrease) in net assets resulting from operations	(23,273,954)	168,493,586
Distributions to shareholders from distributable earnings(1):
Class A	(50,304,891)	(48,027,547)
Class B	—	(291,638)
Class C	(7,298,136)	(6,961,591)
Class Y	(10,688,318)	(13,692,566)
Class R5	(5,946,663)	(3,141,297)
Class R6	(10,572,174)	(9,838,633)
Total distributions from distributable earnings	(84,810,182)	(81,953,272)
Share transactions–net:
Class A	26,424,728	7,305,397
Class B	—	(2,229,770)
Class C	(12,670,255)	2,295,245
Class Y	(24,728,221)	(17,083,313)
Class R5	(1,587,130)	20,759,143
Class R6	(22,176,330)	3,449,059
Net increase (decrease) in net assets resulting from share transactions	(34,737,208)	14,495,761
Net increase (decrease) in net assets	(142,821,344)	101,036,075
Net assets:
Beginning of year	688,576,446	587,540,371
End of year	$ 545,755,102	$ 688,576,446

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Small Cap Discovery Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/19	$ 11.74	$(0.07)	$(0.52) (d)	$(0.59)	$ (1.49)	$ 9.66	(2.42)% (d)	$ 372,769	1.33% (e)	1.33% (e)	(0.75)% (e)	74%
Year ended 08/31/18	10.38	(0.09) (f)	2.98	2.89	(1.53)	11.74	31.26	410,080	1.36	1.36	(0.89) (f)	49
Year ended 08/31/17	9.05	(0.08)	1.58	1.50	(0.17)	10.38	16.87	351,214	1.39	1.39	(0.88)	39
Year ended 08/31/16	10.60	(0.08)	(0.02)	(0.10)	(1.45)	9.05	(0.61)	439,098	1.36	1.37	(0.89)	39
Year ended 08/31/15	11.83	(0.09)	0.61	0.52	(1.75)	10.60	5.24	512,763	1.32	1.32	(0.85)	63
Class C
Year ended 08/31/19	8.78	(0.10)	(0.47) (d)	(0.57)	(1.49)	6.72	(3.12) (d)(g)	21,180	2.03 (e)(g)	2.03 (e)(g)	(1.45) (e)(g)	74
Year ended 08/31/18	8.18	(0.13) (f)	2.26	2.13	(1.53)	8.78	30.23 (g)	44,642	2.07 (g)	2.07 (g)	(1.60) (f)(g)	49
Year ended 08/31/17	7.21	(0.12)	1.26	1.14	(0.17)	8.18	16.16 (g)	38,679	2.13 (g)	2.13 (g)	(1.62) (g)	39
Year ended 08/31/16	8.81	(0.12)	(0.03)	(0.15)	(1.45)	7.21	(1.39) (g)	47,459	2.08 (g)	2.09 (g)	(1.61) (g)	39
Year ended 08/31/15	10.19	(0.15)	0.52	0.37	(1.75)	8.81	4.50	62,773	2.07	2.07	(1.60)	63
Class Y
Year ended 08/31/19	12.48	(0.05)	(0.53) (d)	(0.58)	(1.49)	10.41	(2.17) (d)	52,511	1.08 (e)	1.08 (e)	(0.50) (e)	74
Year ended 08/31/18	10.93	(0.07) (f)	3.15	3.08	(1.53)	12.48	31.44	91,973	1.11	1.11	(0.64) (f)	49
Year ended 08/31/17	9.49	(0.06)	1.67	1.61	(0.17)	10.93	17.25	96,321	1.14	1.14	(0.63)	39
Year ended 08/31/16	11.02	(0.06)	(0.02)	(0.08)	(1.45)	9.49	(0.39)	75,188	1.11	1.12	(0.64)	39
Year ended 08/31/15	12.20	(0.07)	0.64	0.57	(1.75)	11.02	5.51	97,497	1.07	1.07	(0.60)	63
Class R5
Year ended 08/31/19	12.66	(0.04)	(0.54) (d)	(0.58)	(1.49)	10.59	(2.13) (d)	41,252	0.96 (e)	0.96 (e)	(0.38) (e)	74
Year ended 08/31/18	11.04	(0.06) (f)	3.21	3.15	(1.53)	12.66	31.79	49,402	0.97	0.97	(0.50) (f)	49
Year ended 08/31/17	9.57	(0.05)	1.69	1.64	(0.17)	11.04	17.42	23,137	0.94	0.94	(0.43)	39
Year ended 08/31/16	11.08	(0.04)	(0.02)	(0.06)	(1.45)	9.57	(0.18)	1,698	0.91	0.92	(0.44)	39
Year ended 08/31/15	12.23	(0.05)	0.65	0.60	(1.75)	11.08	5.77	6,784	0.94	0.94	(0.47)	63
Class R6
Year ended 08/31/19	12.70	(0.03)	(0.54) (d)	(0.57)	(1.49)	10.64	(2.04) (d)	58,043	0.87 (e)	0.87 (e)	(0.29) (e)	74
Year ended 08/31/18	11.07	(0.05) (f)	3.21	3.16	(1.53)	12.70	31.80	92,480	0.88	0.88	(0.41) (f)	49
Year ended 08/31/17	9.59	(0.04)	1.69	1.65	(0.17)	11.07	17.49	75,929	0.90	0.90	(0.39)	39
Year ended 08/31/16	11.09	(0.04)	(0.01)	(0.05)	(1.45)	9.59	(0.08)	73,299	0.86	0.87	(0.39)	39
Year ended 08/31/15	12.25	(0.04)	0.63	0.59	(1.75)	11.09	5.66	76,687	0.85	0.85	(0.38)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.63), $(0.58), $(0.64), $(0.65) and $(0.65) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $362,718, $29,584, $73,479, $46,739 and $77,285 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended August, 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.10) and (0.96)%, $(0.14) and (1.67)%, $(0.08) and (0.71)%, $(0.07) and (0.57)% and $(0.06) and (0.48)% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.94%, 0.96%, 0.99% and 0.97% for the years ended August 31, 2019, 2018, 2017 and 2016 respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Small Cap Discovery Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
17	Invesco Small Cap Discovery Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the
18	Invesco Small Cap Discovery Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.79%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $21,591.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $67,785 in front-end
19	Invesco Small Cap Discovery Fund

sales commissions from the sale of Class A shares and $2,126 and $2,492 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2019, the Fund incurred $11,605 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $2,432,922, which resulted in net realized gains of $138,067.
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,933.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
20	Invesco Small Cap Discovery Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$ 702,413	$ —
Long-term capital gain	84,107,769	81,953,272
Total distributions	$84,810,182	$81,953,272

Tax Components of Net Assets at Period-End:
2019
Undistributed long-term capital gain	$ 75,942,130
Net unrealized appreciation — investments	113,026,997
Temporary book/tax differences	(112,785)
Late-Year ordinary loss deferral	(2,566,278)
Shares of beneficial interest	359,465,038
Total net assets	$545,755,102
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2019.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $423,804,577 and $537,008,637, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$137,033,007
Aggregate unrealized (depreciation) of investments	(24,006,010)
Net unrealized appreciation of investments	$ 113,026,997
Cost of investments for tax purposes is $434,426,522.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2019, undistributed net investment income (loss) was increased by $4,764,496, undistributed net realized gain was decreased by $2 and shares of beneficial interest was decreased by $4,764,494. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	6,464,164	$ 62,670,442	6,459,981	$ 68,980,444
Class B(b)	-	-	920	8,474
Class C	654,624	4,575,767	1,137,617	9,252,454
Class Y	1,041,297	10,822,191	3,533,312	39,828,572
Class R5	1,728,062	17,962,351	2,245,993	25,810,473
Class R6	1,229,388	12,290,229	2,790,961	31,225,274
21	Invesco Small Cap Discovery Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	6,098,826	$ 48,912,588	4,935,765	$ 47,037,844
Class B(b)	-	-	35,283	286,498
Class C	1,234,732	6,926,845	926,228	6,641,056
Class Y	1,130,893	9,759,607	1,252,407	12,674,363
Class R5	677,921	5,945,363	306,338	3,139,965
Class R6	1,195,183	10,529,567	954,071	9,807,849
Conversion of Class B shares to Class A shares:(c)
Class A	-	-	161,561	1,659,234
Class B	-	-	(189,455)	(1,659,234)
Automatic conversion of Class C shares to Class A shares:
Class A	1,566,804	13,688,805	-	-
Class C	(2,243,526)	(13,688,805)	-	-
Reacquired:
Class A	(10,464,590)	(98,847,107)	(10,448,448)	(110,372,125)
Class B(b)	-	-	(96,249)	(865,508)
Class C	(1,580,493)	(10,484,062)	(1,708,956)	(13,598,265)
Class Y	(4,496,554)	(45,310,019)	(6,233,218)	(69,586,248)
Class R5	(2,415,659)	(25,494,844)	(744,237)	(8,191,295)
Class R6	(4,254,506)	(44,996,126)	(3,323,420)	(37,584,064)
Net increase (decrease) in share activity	(2,433,434)	$(34,737,208)	1,996,454	$ 14,495,761

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
22	Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Small Cap Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
23	Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,048.90	$ 6.97	$1,018.40	$ 6.87	1.35%
Class C	1,000.00	1,045.10	10.26	1,015.17	10.11	1.99
Class Y	1,000.00	1,049.40	5.68	1,019.66	5.60	1.10
Class R5	1,000.00	1,050.60	4.96	1,020.37	4.89	0.96
Class R6	1,000.00	1,050.30	4.50	1,020.82	4.43	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
24	Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Small Cap Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s overweight exposure to the health care sector and underweight exposure to certain defensive sectors detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

25                         Invesco  Small Cap Discovery Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco  Small Cap Discovery Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$84,107,769
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
27	Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco Small Cap Discovery Fund

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•	Fund reports and prospectuses
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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-SCD-AR-1

Annual Report to Shareholders	August 31, 2019
Invesco Strategic Real Return Fund
Nasdaq:
A: SRRAX ■ C: SRRCX ■ R: SRRQX ■ Y: SRRYX ■ R5: SRRFX ■ R6: SRRSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2	Letters to Shareholders
4	Management’s Discussion
4	Performance Summary
6	Long-Term Fund Performance
12	Schedule of Investments
20	Financial Statements
24	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Fund Expenses
32	Approval of Investment Advisory and Sub-Advisory Contracts
34	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Dear Shareholders:
Andrew Schlossberg
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.
Throughout the reporting period, global equity markets remained volatile. Investor sentiment ranged from elation to fear. The reporting period began with several US equity indexes redefining new highs. The exuberance, however, ended in October 2018 as global equities, in particular US stocks, sold off, with the sharpest decline in December. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.
At the start of 2019, global equity markets rebounded strongly buoyed by more dovish central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in U.S. Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a U.S. Federal Reserve (the Fed) rate cut and closed the second quarter with modest gains. As the reporting period ended in August, market volatility once again increased as the US Treasury yield curve inverted several times magnifying concerns that the US economy could be headed into a recession.
During the reporting period, the Fed both raised and lowered the federal funds rate. Given signs of a strong economy, the Fed raised rates two times: in September and December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.
Visit our website for more information on your investments
Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.
Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.
Have questions?
For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.
Sincerely,
Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.
2	Invesco Strategic Real Return Fund

Dear Shareholders:
Bruce Crockett
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Strategic Real Return Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2019, Class A shares of Invesco Strategic Real Return Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Strategic Real Return Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, August 31, 2018 to August 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	5.44%
Class C Shares	4.65
Class R Shares	5.18
Class Y Shares	5.59
Class R5 Shares	5.59
Class R6 Shares	5.59
ICE BofAML US Inflation-Linked Treasury Index▼ (Broad Market Index)*	7.80
ICE BofAML Current 10-Year US Treasury Index■ (Former Broad Market Index)*	15.06
Custom Invesco Strategic Real Return Index♦ (Style-Specific Index)	6.20
Lipper Inflation Protected Bond Funds Index▲ (Peer Group Index)	5.72
Source(s): ▼RIMES Technologies Corp.; ■ Bloomberg L.P.; ♦ Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.
*The Fund has elected to use the ICE BofAML US Inflation-Linked Treasury Index as its broad market benchmark rather than the ICE BofAML Current 10-Year US Treasury Index because the ICE BofAML US Inflation-Linked Treasury Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund
The fiscal year began with a steady flow of positive US economic data that began to show signs of slowing by the end of 2018 and into 2019. The US economy continued to add jobs, pushing the unemployment rate to a low of 3.6% in May 2019, but increased slightly to end the fiscal year at 3.7%.1 Against this backdrop, the US Federal Reserve (the Fed) began the fiscal year raising the federal funds target rate from a range of 1.75% to 2.00% to a range of 2.25% to 2.50% through implementing two interest rate hikes in September 2018 and December 2018.2 This tightening monetary policy, coupled with concerns over trade policies, geopolitical tensions and global economic growth, caused markets to recede and prompted the Fed to decrease its target rate in July 2019 to a range of 2.00% to 2.25%.2
The 10-year US Treasury yield began the fiscal year at 2.86% and slowly increased to a high of 3.23% in October 2018 due to continued strength of inflation and the high probability of additional Fed rate hikes throughout the remainder of 2018.3 While economic data at the beginning of the fiscal year was positive, the slowdown experienced at the end of 2018 dramatically changed the outlook for 2019 and the 10-year US Treasury yield declined steadily throughout the remainder of the fiscal year to end at 1.50%, 136 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percent-age point.) Inflation also declined during this period with the Consumer Price Index ending the fiscal year at 1.7% annual growth, down 1.0% from its peak in August 2018 as energy prices subsided.1
In this environment, US Treasury inflation protected securities (TIPS) posted positive returns, which were driven by lower real rates. TIPS underperformed their nominal US Treasury counterparts on a maturity-matched basis as yields on nominal US Treasuries decreased more than real yields for TIPS during the fiscal year. The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal US Treasuries). During the fiscal year, inflation expectations decreased as nominal rates decreased more than real rates, thus breakeven inflation decreased.
The high yield market ended the fiscal year up 6.56%.4 Overall, credit fundamentals remained resilient but earnings reports started to show signs of slowing at the end of the fiscal year.
The senior loan market started the fiscal year with solid returns, but as investors modified their interest rate expectations return volatility increased. After an initial slump at the beginning of the fiscal year, the asset class saw positive returns toward the end of the fiscal year.
The Fund employs a diversified investment approach in an attempt to manage inflation risk. The Fund invests in bank loans (through investment in an affiliated underlying fund) and high yield securities, in addition to TIPS. Historically, these three asset classes have performed well in inflationary environments, while offering competitive yields. In addition to the three primary asset classes, the investment team may make opportunistic investments in other asset classes that it believes have favorable prospects for current income in inflationary environments.
The Fund generated positive returns for the fiscal year but underperformed its style-specific benchmark, the Custom Invesco Strategic Real Return Index. While the Fund’s underweight allocation
Portfolio Composition
By security type, based on Net Assets
as of August 31, 2019
U.S. Treasury Securities	44.84%
Common Stocks & Other Equity Interests	30.09
U.S. Dollar Denominated Bonds & Notes	22.06
Preferred Stocks	1.87
Money Market Funds Plus Other Assets Less Liabilities	1.14
Top Five Debt Issuers*
% of total net assets
1.	U.S. Treasury	44.9%
2.	NXP B.V./NXP Funding LLC	0.5
3.	Altice France S.A.	0.5
4.	Virgin Media Secured Finance PLC	0.5
5.	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH	0.5
Total Net Assets	$43.7 million
Total Number of Holdings*	334

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2019.
4	Invesco Strategic Real Return Fund

to high yield securities was a contributor to the Fund’s relative performance, security selection within high yield securities detracted from relative returns.
The Fund remains largely invested in bank loans (indirectly through an affiliated underlying fund as discussed above), high yield bonds and TIPS with opportunistic allocations to convertible securities. The Fund’s allocation to convertible securities contributed to Fund performance for the fiscal year.
We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities.
The Fund’s exposure to bank loans (through its investment in an affiliated underlying fund) includes senior secured loans, which are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are, therefore, less sensitive to interest rate changes than traditional fixed income bonds — and senior secured loans can provide a natural hedge against rising interest rates.
We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates decrease further, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.
During the fiscal year, the Fund achieved returns from diversified inflation-sensitive securities. This remains a key goal of the Fund.
Thank you for your investment in Invesco Strategic Real Return Fund.
1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: US Department of the Treasury
4	Source: Bloomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Robert Young
Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Strategic Real Return Fund. He joined Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.
Thomas Ewald
Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.
Scott Roberts
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.
Brian Schneider
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).
5	Invesco Strategic Real Return Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es) since Inception
Fund and index data from 4/30/14
1	Source: Bloomberg L.P.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.
3	Source: RIMES Technologies Corp.
4	Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
The Fund has elected to use the ICE BofAML US Inflation-Linked Treasury Index as its broad market benchmark rather than the ICE BofAML Current 10-Year US Treasury Index because the ICE BofAML US Inflation-Linked Treasury Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
6	Invesco Strategic Real Return Fund

Average Annual Total Returns
As of 8/31/19, including maximum applicable sales charges
Class A Shares
Inception (4/30/14)	2.43%
5 Years	2.11
1 Year	2.76
Class C Shares
Inception (4/30/14)	2.15%
5 Years	1.86
1 Year	3.65
Class R Shares
Inception (4/30/14)	2.67%
5 Years	2.37
1 Year	5.18
Class Y Shares
Inception (4/30/14)	3.18%
5 Years	2.89
1 Year	5.59
Class R5 Shares
Inception (4/30/14)	3.18%
5 Years	2.89
1 Year	5.59
Class R6 Shares
Inception (4/30/14)	3.18%
5 Years	2.89
1 Year	5.59
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.57%, and 0.57%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.88%, 2.63%, 2.13%, 1.63%, 1.56% and 1.56%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other
Average Annual Total Returns
As of 6/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (4/30/14)	2.20%
5 Years	1.87
1 Year	2.04
Class C Shares
Inception (4/30/14)	1.94%
5 Years	1.62
1 Year	2.82
Class R Shares
Inception (4/30/14)	2.46%
5 Years	2.15
1 Year	4.34
Class Y Shares
Inception (4/30/14)	2.96%
5 Years	2.65
1 Year	4.87
Class R5 Shares
Inception (4/30/14)	2.96%
5 Years	2.65
1 Year	4.76
Class R6 Shares
Inception (4/30/14)	2.99%
5 Years	2.67
1 Year	4.87
sections of this report that are based on expenses incurred during the period covered by this report.
Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.21%.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2019. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
7	Invesco Strategic Real Return Fund

Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2019, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Asset-backed securities risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
■	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. For the Fund, these risks related to bank loans are associated with the underlying funds in which the Fund invests. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8	Invesco Strategic Real Return Fund

interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its deriva-
tive positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
■	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
■	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that
9	Invesco Strategic Real Return Fund

the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
■	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
■	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
■	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. Certain portions of the Fund’s assets are actively managed and depend heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	Reverse repurchase agreement risk. If the market value of securities to be repurchased declines below the repurchase price, or the other party defaults on its obligation, the Fund may be delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage, which will make the Fund’s returns more volatile and increase the risk of loss. Additionally, interest expenses related to reverse repurchase agreements could exceed the rate of return on other investments held by the Fund, thereby reducing returns to shareholders.
■	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
■	Sampling risk. The use by the TIPS Portfolio of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index and in the TIPS Portfolio holding securities not included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the TIPS Portfolio could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were held. The use by the TIPS Portfolio of a representative sampling approach may also include the risk that it may not track the return of the Underlying Index as well as it would have if the TIPS Portfolio held all of the securities in the Underlying Index.
■	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short
10	Invesco Strategic Real Return Fund

positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
■	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report
■	The ICE BofAML Current 10-Year US Treasury Index is composed of the most recently issued 10-year US Treasury Note.
■	The ICE BofAML US Inflation-Linked Treasury Index tracks the performance of US dollar-denominated, inflation-linked sovereign debt publicly issued by the US government in its domestic market.
■	The Custom Invesco Strategic Real Return Index is composed of 45% ICE BofAML US Inflation-Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Index and 25% ICE BofAML US High Yield Constrained Index.
■	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
■	The S&P/LSTA Leveraged Loan Index reflects the performance of US dollar-denominated institutional leveraged loans.
■	The ICE BofAML US High Yield Constrained Index tracks the performance of US high yield bonds.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
■	CE Data Indices and its affiliates (ICE BofAML) indices and related information, the name “ICE BofAML“ and related trademarks, are intellectual property licensed from ICE BofAML, and may not be copied, used or distributed without ICE BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by ICE BofAML. ICE BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
11	Invesco Strategic Real Return Fund

Schedule of Investments(a)
August 31, 2019
	Principal Amount	Value
U.S. Treasury Securities–44.84%
U.S. Treasury Inflation — Indexed Bonds–15.33%(b)
2.38%, 01/15/2025	$ 527,781	$ 593,377
2.00%, 01/15/2026	361,348	406,415
2.38%, 01/15/2027	289,973	340,076
1.75%, 01/15/2028	258,346	295,535
3.63%, 04/15/2028	367,884	480,934
2.50%, 01/15/2029	230,014	283,258
3.88%, 04/15/2029	420,843	575,462
3.38%, 04/15/2032	100,869	142,594
2.13%, 02/15/2040	246,021	337,841
2.13%, 02/15/2041	385,747	535,192
0.75%, 02/15/2042	360,930	395,324
0.63%, 02/15/2043	361,299	383,950
1.38%, 02/15/2044	348,616	432,698
0.75%, 02/15/2045	343,831	375,530
1.00%, 02/15/2046	304,848	353,047
0.88%, 02/15/2047	283,101	320,283
1.00%, 02/15/2048	265,287	310,291
1.00%, 02/15/2049	120,113	141,797
		6,703,604
U.S. Treasury Inflation — Indexed Notes–29.51%(b)
1.13%, 01/15/2021	605,600	608,381
0.13%, 04/15/2021	677,618	670,927
0.63%, 07/15/2021	556,188	559,482
0.13%, 01/15/2022	644,724	640,641
0.13%, 04/15/2022	642,997	638,804
0.13%, 07/15/2022	624,641	623,971
0.13%, 01/15/2023	629,305	628,000
0.63%, 04/15/2023	672,445	682,768
0.38%, 07/15/2023	632,544	640,714
0.63%, 01/15/2024	629,236	644,620
0.50%, 04/15/2024	453,969	463,301
0.13%, 07/15/2024	608,841	613,732
0.25%, 01/15/2025	615,550	623,122
0.38%, 07/15/2025	603,673	618,577
0.63%, 01/15/2026	629,756	653,923
0.13%, 07/15/2026	549,683	556,224
0.38%, 01/15/2027	566,238	581,417
0.38%, 07/15/2027	534,340	551,677
0.50%, 01/15/2028	563,960	587,113
0.75%, 07/15/2028	519,394	555,622
0.88%, 01/15/2029	507,205	549,160
0.25%, 07/15/2029	205,279	211,202
		12,903,378
Total U.S. Treasury Securities (Cost $18,674,744)		19,606,982
Shares		Value
Common Stocks & Other Equity Interests–30.09%
Fixed Income Fund–30.09%
Invesco Floating Rate Fund, Class R6(c) (Cost $13,447,866)	1,780,815	$13,160,222
Principal Amount
U.S. Dollar Denominated Bonds & Notes–22.06%
Aerospace & Defense–0.69%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(d)	$ 19,000	20,686
5.75%, 03/15/2022(d)	23,000	23,316
6.13%, 01/15/2023(d)	24,000	23,940
7.50%, 03/15/2025(d)	19,000	18,573
7.88%, 04/15/2027(d)	28,000	27,195
Moog, Inc., 5.25%, 12/01/2022(d)	12,000	12,255
TransDigm, Inc.,
6.50%, 07/15/2024	4,000	4,145
6.50%, 05/15/2025	53,000	55,451
6.25%, 03/15/2026(d)	50,000	54,061
6.38%, 06/15/2026	23,000	24,225
Triumph Group, Inc., 7.75%, 08/15/2025	36,000	36,180
		300,027
Agricultural & Farm Machinery–0.13%
Titan International, Inc., 6.50%, 11/30/2023	70,000	56,175
Air Freight & Logistics–0.01%
XPO Logistics, Inc., 6.50%, 06/15/2022(d)	6,000	6,147
Alternative Carriers–0.24%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	18,000	19,012
Series Y, 7.50%, 04/01/2024	24,000	26,700
Level 3 Financing, Inc.,
5.38%, 05/01/2025	44,000	45,870
5.25%, 03/15/2026	14,000	14,630
		106,212
Aluminum–0.04%
Novelis Corp., 6.25%, 08/15/2024(d)	18,000	18,900
Apparel Retail–0.21%
L Brands, Inc.,
5.63%, 02/15/2022	46,000	48,530
6.88%, 11/01/2035	8,000	6,800
6.75%, 07/01/2036	2,000	1,690
Michaels Stores, Inc., 8.00%, 07/15/2027(d)	34,000	32,690
		89,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Strategic Real Return Fund

Principal Amount		Value
Asset Management & Custody Banks–0.05%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(d)	$ 21,000	$ 22,123
Auto Parts & Equipment–0.18%
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(d)	30,000	30,750
Delphi Technologies PLC, 5.00%, 10/01/2025(d)	15,000	13,012
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(d)	12,000	11,790
Tenneco, Inc., 5.38%, 12/15/2024	25,000	21,625
		77,177
Automobile Manufacturers–0.12%
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(d)	50,000	51,375
Automotive Retail–0.34%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(d)	10,000	10,400
Lithia Motors, Inc., 5.25%, 08/01/2025(d)	7,000	7,271
Murphy Oil USA, Inc., 5.63%, 05/01/2027	42,000	44,310
Penske Automotive Group, Inc., 5.50%, 05/15/2026	83,000	87,254
		149,235
Broadcasting–0.65%
AMC Networks, Inc., 5.00%, 04/01/2024	68,000	70,210
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(d)	59,000	64,826
Gray Television, Inc., 7.00%, 05/15/2027(d)	16,000	17,555
iHeartCommunications, Inc.,
8.38%, 05/01/2027	29,000	31,429
5.25%, 08/15/2027(d)	20,000	21,078
Liberty Interactive LLC,
Conv., 1.75%, 10/05/2023(d)(e)	25,000	32,349
3.50%, 01/15/2031	50,000	48,344
		285,791
Cable & Satellite–2.90%
Altice Financing S.A. (Luxembourg), 6.63%, 02/15/2023(d)	200,000	206,750
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	20,000	20,442
5.75%, 02/15/2026(d)	111,000	117,799
CSC Holdings, LLC, 6.75%, 11/15/2021	97,000	105,003
DISH DBS Corp.,
7.88%, 09/01/2019	25,000	25,000
5.88%, 11/15/2024	102,000	97,415
DISH Network Corp., 3.38%, 08/15/2026	100,000	92,275
Principal Amount		Value
Cable & Satellite–(continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), 5.00%, 01/15/2025(d)	$ 201,000	$ 208,310
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(d)	200,000	209,750
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(d)	180,000	186,525
		1,269,269
Casinos & Gaming–0.41%
Boyd Gaming Corp.,
6.88%, 05/15/2023	8,000	8,328
6.38%, 04/01/2026	61,000	64,889
MGM Resorts International,
7.75%, 03/15/2022	40,000	45,009
4.63%, 09/01/2026	17,000	17,680
Scientific Games International, Inc., 10.00%, 12/01/2022	13,000	13,536
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(d)	28,000	29,610
		179,052
Coal & Consumable Fuels–0.12%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(d)	55,000	52,284
Commodity Chemicals–0.23%
Koppers, Inc., 6.00%, 02/15/2025(d)	57,000	55,717
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(d)	12,000	11,370
Olin Corp., 5.63%, 08/01/2029	31,000	32,279
		99,366
Communications Equipment–0.21%
CommScope Technologies LLC, 6.00%, 06/15/2025(d)	45,000	40,387
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	17,000	18,403
5.25%, 08/01/2026	31,000	32,976
		91,766
Construction & Engineering–0.14%
AECOM, 5.13%, 03/15/2027	23,000	24,139
William Lyon Homes, Inc.,
6.00%, 09/01/2023	5,000	5,212
6.63%, 07/15/2027(d)	33,000	33,165
		62,516
Consumer Finance–0.51%
Ally Financial, Inc.,
8.00%, 03/15/2020	15,000	15,457
5.13%, 09/30/2024	65,000	72,800
4.63%, 03/30/2025	10,000	10,963
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Strategic Real Return Fund

Principal Amount		Value
Consumer Finance–(continued)
Navient Corp.,
8.00%, 03/25/2020	$ 20,000	$ 20,650
7.25%, 01/25/2022	60,000	66,000
7.25%, 09/25/2023	33,000	36,754
		222,624
Copper–0.19%
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	37,000	35,705
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(d)	49,000	46,917
		82,622
Diversified Banks–0.11%
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.00%, 12/19/2023	45,000	49,040
Diversified Chemicals–0.08%
Chemours Co. (The),
6.63%, 05/15/2023	6,000	6,128
7.00%, 05/15/2025	21,000	20,790
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(d)	8,000	7,540
		34,458
Diversified Metals & Mining–0.10%
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(d)	41,000	41,819
Diversified REITs–0.04%
CyrusOne L.P./CyrusOne Finance Corp.,
5.00%, 03/15/2024	9,000	9,315
5.38%, 03/15/2027	9,000	9,596
		18,911
Electric Utilities–0.11%
NextEra Energy Capital Holdings, Inc., Series K, Investment Units, 5.25%, 06/01/2076	1,500	40,755
Southern Co. (The), Series B, 5.50%, 03/15/2057(f)	7,000	7,267
		48,022
Electrical Components & Equipment–0.14%
EnerSys, 5.00%, 04/30/2023(d)	60,000	62,100
Electronic Equipment & Instruments–0.08%
Itron, Inc., 5.00%, 01/15/2026(d)	15,000	15,375
MTS Systems Corp., 5.75%, 08/15/2027(d)	17,000	17,808
		33,183
Environmental & Facilities Services–0.22%
Core & Main L.P., 6.13%, 08/15/2025(d)	30,000	30,600
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(d)	46,000	47,840
Principal Amount		Value
Environmental & Facilities Services–(continued)
Waste Pro USA, Inc., 5.50%, 02/15/2026(d)	$ 16,000	$ 16,720
		95,160
Financial Exchanges & Data–0.05%
MSCI, Inc., 5.25%, 11/15/2024(d)	20,000	20,864
Food Distributors–0.11%
US Foods, Inc., 5.88%, 06/15/2024(d)	46,000	47,724
Food Retail–0.23%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	42,000	44,205
7.50%, 03/15/2026(d)	27,000	30,172
5.88%, 02/15/2028(d)	25,000	26,409
		100,786
Forest Products–0.06%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(d)	26,000	26,520
Gas Utilities–0.22%
AmeriGas Partners, L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	15,000	15,994
5.88%, 08/20/2026	13,000	14,182
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	65,000	66,300
		96,476
Health Care Equipment–0.15%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(d)	33,000	34,072
Teleflex, Inc., 4.88%, 06/01/2026	28,000	29,637
		63,709
Health Care Facilities–0.91%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	40,000	41,500
Community Health Systems, Inc., 6.25%, 03/31/2023	24,000	23,312
Encompass Health Corp., 5.75%, 09/15/2025	30,000	31,688
HCA, Inc.,
5.38%, 02/01/2025	10,000	11,125
5.25%, 04/15/2025	67,000	74,872
5.88%, 02/15/2026	32,000	36,584
5.38%, 09/01/2026	10,000	11,175
5.50%, 06/15/2047	45,000	51,785
Tenet Healthcare Corp.,
8.13%, 04/01/2022	9,000	9,730
6.75%, 06/15/2023	104,000	107,250
		399,021
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Strategic Real Return Fund

Principal Amount		Value
Health Care REITs–0.08%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	$ 34,000	$ 36,380
Health Care Services–0.42%
AMN Healthcare, Inc., 5.13%, 10/01/2024(d)	10,000	10,300
CHS/Community Health Systems, Inc., 8.00%, 03/15/2026(d)	26,000	25,025
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(d)(g)	11,000	11,138
Envision Healthcare Corp., 8.75%, 10/15/2026(d)	14,000	7,700
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(d)	32,000	30,720
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(d)	53,000	47,637
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(d)(g)	23,000	19,435
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(d)	7,000	6,024
10.00%, 04/15/2027(d)	18,000	17,280
Team Health Holdings, Inc., 6.38%, 02/01/2025(d)	10,000	6,750
		182,009
Home Improvement Retail–0.04%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(d)	18,000	16,065
Homebuilding–0.40%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	39,000	40,852
6.75%, 03/15/2025	22,000	22,248
5.88%, 10/15/2027	3,000	2,858
KB Home, 8.00%, 03/15/2020	13,000	13,406
Lennar Corp., 5.25%, 06/01/2026	14,000	15,295
Meritage Homes Corp.,
7.15%, 04/15/2020	5,000	5,156
6.00%, 06/01/2025	8,000	8,870
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(d)	21,000	22,365
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(d)	42,000	44,940
		175,990
Household Products–0.28%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.00%, 07/15/2024(d)	57,000	59,031
Reynolds Group Issuer, Inc./LLC, 5.13%, 07/15/2023(d)	13,000	13,397
Spectrum Brands, Inc., 5.75%, 07/15/2025	48,000	50,160
		122,588
Principal Amount		Value
Independent Power Producers & Energy Traders–0.35%
AES Corp. (The), 5.50%, 04/15/2025	$ 59,000	$ 61,731
Calpine Corp., 5.50%, 02/01/2024	20,000	20,225
NRG Energy, Inc., 6.63%, 01/15/2027	67,000	72,611
		154,567
Industrial Machinery–0.30%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(d)	58,000	53,505
EnPro Industries, Inc., 5.75%, 10/15/2026	29,000	30,450
Mueller Industries, Inc., 6.00%, 03/01/2027	47,000	47,705
		131,660
Integrated Oil & Gas–0.06%
Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	25,000	27,138
Integrated Telecommunication Services–1.33%
Altice France S.A. (France), 7.38%, 05/01/2026(d)	200,000	214,000
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(d)	11,000	10,093
8.00%, 10/15/2025(d)	3,000	2,648
CommScope, Inc., 8.25%, 03/01/2027(d)	37,000	36,399
Frontier Communications Corp.,
10.50%, 09/15/2022	96,000	50,280
11.00%, 09/15/2025	23,000	11,788
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	51,000	46,665
8.50%, 10/15/2024(d)	25,000	24,875
9.75%, 07/15/2025(d)	14,000	14,437
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	2,000	2,125
7.20%, 07/18/2036	25,000	28,000
T-Mobile USA, Inc., 6.50%, 01/15/2026	128,000	137,920
		579,230
Interactive Media & Services–0.19%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(d)	28,000	28,910
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(d)	30,000	31,575
6.63%, 08/15/2027(d)	20,000	21,000
		81,485
Internet & Direct Marketing Retail–0.07%
Booking Holdings, Inc., Conv., 0.90%, 09/15/2021	25,000	29,071
Leisure Facilities–0.09%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	15,000	15,506
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Strategic Real Return Fund

Principal Amount		Value
Leisure Facilities–(continued)
Six Flags Entertainment Corp., 4.88%, 07/31/2024(d)	$ 23,000	$ 23,863
		39,369
Leisure Products–0.04%
Mattel, Inc., 6.75%, 12/31/2025(d)	18,000	18,540
Life & Health Insurance–0.12%
MetLife, Inc., Series D, 5.88%(h)	50,000	53,670
Managed Health Care–0.15%
Centene Corp., 5.38%, 06/01/2026(d)	17,000	18,216
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	30,000	31,524
5.38%, 08/15/2026(d)	14,000	14,963
		64,703
Metal & Glass Containers–0.17%
Ball Corp., 5.25%, 07/01/2025	25,000	28,125
Berry Global, Inc., 5.50%, 05/15/2022	23,000	23,473
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(d)	21,000	19,057
OI European Group B.V., 4.00%, 03/15/2023(d)	5,000	5,050
		75,705
Mortgage REITs–0.30%
Starwood Property Trust, Inc., Conv., 4.38%, 04/01/2023	125,000	129,805
Movies & Entertainment–0.30%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	33,000	31,474
6.13%, 05/15/2027	34,000	31,535
Netflix, Inc.,
5.75%, 03/01/2024	43,000	47,353
5.88%, 11/15/2028	20,000	22,425
		132,787
Multi-line Insurance–0.12%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(d)	6,000	6,476
AXA S.A. (France), Conv., 7.25%, 05/15/2021(d)	45,000	46,043
		52,519
Oil & Gas Drilling–0.49%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043(i)	10,000	5,750
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(d)	23,000	21,562
Noble Holding International Ltd., 7.75%, 01/15/2024	65,000	43,550
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	2,361	2,367
7.75%, 12/15/2023	3,000	2,978
5.25%, 11/15/2024	15,000	12,938
Principal Amount		Value
Oil & Gas Drilling–(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	$ 17,000	$ 17,335
5.13%, 02/01/2025	18,000	18,540
5.88%, 04/15/2026	11,000	11,564
Transocean, Inc., 7.50%, 04/15/2031	58,000	45,167
Valaris PLC, 7.75%, 02/01/2026	49,000	31,350
		213,101
Oil & Gas Equipment & Services–0.16%
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(d)	20,000	12,700
McDermott Technology Americas Inc. / McDermott Technology US Inc., 10.63%, 05/01/2024(d)	15,000	10,650
SESI, L.L.C., 7.13%, 12/15/2021	63,000	44,730
		68,080
Oil & Gas Exploration & Production–1.67%
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(d)	26,000	26,325
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	20,000	17,900
California Resources Corp., 8.00%, 12/15/2022(d)	27,000	15,660
Callon Petroleum Co.,
6.13%, 10/01/2024	52,000	50,700
6.38%, 07/01/2026	11,000	10,725
Centennial Resource Production, LLC, 6.88%, 04/01/2027(d)	70,000	70,350
Denbury Resources, Inc., 5.50%, 05/01/2022	15,000	6,450
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(d)	29,000	12,760
Genesis Energy L.P. / Genesis Energy Finance Corp., 6.25%, 05/15/2026	44,000	42,257
Gulfport Energy Corp., 6.00%, 10/15/2024	63,000	46,147
Jagged Peak Energy LLC, 5.88%, 05/01/2026	34,000	34,289
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(d)	34,000	34,510
Oasis Petroleum, Inc., 6.88%, 01/15/2023	44,000	40,040
QEP Resources, Inc.,
6.88%, 03/01/2021	33,000	32,917
5.25%, 05/01/2023	6,000	5,280
5.63%, 03/01/2026	27,000	22,005
Range Resources Corp., 5.88%, 07/01/2022	33,000	31,763
SM Energy Co.,
6.13%, 11/15/2022	43,000	40,205
6.75%, 09/15/2026	25,000	21,375
6.63%, 01/15/2027	4,000	3,420
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Strategic Real Return Fund

Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
Southwestern Energy Co.,
7.50%, 04/01/2026	$ 14,000	$ 12,323
7.75%, 10/01/2027	50,000	43,750
Whiting Petroleum Corp., 6.25%, 04/01/2023	50,000	39,500
WPX Energy, Inc., 5.25%, 09/15/2024	66,000	67,320
		727,971
Oil & Gas Refining & Marketing–0.17%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	9,000	8,573
NuStar Logistics, L.P., 6.00%, 06/01/2026	29,000	31,175
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(d)	32,000	33,720
		73,468
Oil & Gas Storage & Transportation–0.41%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	56,000	53,060
Energy Transfer Operating, L.P.,
Series A, 6.25%(f)(h)	17,000	15,861
5.88%, 01/15/2024	67,000	75,022
SemGroup Corp., 6.38%, 03/15/2025	25,000	23,750
Williams Cos., Inc. (The), 7.88%, 09/01/2021	10,000	11,045
		178,738
Other Diversified Financial Services–0.22%
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(d)	32,000	33,878
LPL Holdings, Inc., 5.75%, 09/15/2025(d)	15,000	15,825
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(d)	41,000	42,324
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(d)	5,000	5,166
		97,193
Packaged Foods & Meats–0.23%
B&G Foods, Inc., 5.25%, 04/01/2025	32,000	32,570
JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(d)	48,000	50,100
TreeHouse Foods, Inc., 6.00%, 02/15/2024(d)	18,000	18,743
		101,413
Paper Products–0.22%
Mercer International, Inc. (Germany),
7.75%, 12/01/2022	2,000	2,055
6.50%, 02/01/2024	50,000	51,687
5.50%, 01/15/2026	6,000	5,941
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(d)	37,000	38,203
		97,886
Principal Amount		Value
Pharmaceuticals–0.46%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(d)	$ 25,000	$ 28,375
Bausch Health Cos., Inc.,
5.50%, 11/01/2025(d)	11,000	11,577
9.00%, 12/15/2025(d)	79,000	88,875
5.75%, 08/15/2027(d)	9,000	9,675
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(d)	29,000	28,674
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(d)	19,000	17,765
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	15,000	14,325
		199,266
Publishing–0.10%
Meredith Corp., 6.88%, 02/01/2026	43,000	45,580
Regional Banks–0.10%
CIT Group, Inc., 5.00%, 08/15/2022	42,000	44,881
Research & Consulting Services–0.11%
Equinix, Inc., 5.88%, 01/15/2026	44,000	46,915
Restaurants–0.19%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(d)	42,000	43,470
Aramark Services, Inc., 5.00%, 04/01/2025(d)	24,000	24,856
IRB Holding Corp., 6.75%, 02/15/2026(d)	14,000	14,105
		82,431
Security & Alarm Services–0.04%
Brink’s Co. (The), 4.63%, 10/15/2027(d)	15,000	15,300
Semiconductors–0.49%
NXP B.V./NXP Funding LLC (Netherlands), 4.63%, 06/01/2023(d)	200,000	214,010
Specialized Consumer Services–0.20%
ServiceMaster Co., LLC (The),
5.13%, 11/15/2024(d)	68,000	71,545
7.45%, 08/15/2027	15,000	16,706
		88,251
Specialized REITs–0.27%
GLP Capital, L.P. / GLP Financing II, Inc., 5.38%, 04/15/2026	25,000	27,504
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(d)	34,000	35,275
Iron Mountain, Inc.,
6.00%, 08/15/2023	12,000	12,300
5.75%, 08/15/2024	6,000	6,090
5.25%, 03/15/2028(d)	12,000	12,510
SBA Communications Corp., 4.88%, 09/01/2024	25,000	25,969
		119,648
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Strategic Real Return Fund

Principal Amount		Value
Specialty Chemicals–0.23%
Ashland LLC, 4.75%, 08/15/2022	$ 16,000	$ 16,875
Element Solutions, Inc., 5.88%, 12/01/2025(d)	26,000	27,300
PolyOne Corp., 5.25%, 03/15/2023	22,000	23,732
PQ Corp., 6.75%, 11/15/2022(d)	11,000	11,456
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(d)	33,000	22,127
		101,490
Steel–0.18%
ArcelorMittal (Luxembourg), 7.00%, 10/15/2039	16,000	19,177
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	38,000	38,190
United States Steel Corp., 6.88%, 08/15/2025	21,000	20,035
		77,402
Technology Distributors–0.03%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	14,000	14,674
Technology Hardware, Storage & Peripherals–0.10%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(d)	43,000	45,332
Textiles–0.32%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(d)	150,000	141,375
Trading Companies & Distributors–0.23%
H&E Equipment Services, Inc., 5.63%, 09/01/2025	14,000	14,718
United Rentals North America, Inc.,
5.50%, 07/15/2025	48,000	50,220
6.50%, 12/15/2026	11,000	12,004
5.25%, 01/15/2030	23,000	24,667
		101,609
Trucking–0.14%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.50%, 04/01/2023	6,000	6,135
5.25%, 03/15/2025(d)	8,000	8,170
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(d)	54,000	48,195
		62,500
Wireless Telecommunication Services–0.51%
Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(d)	16,000	14,320
Sprint Capital Corp., 8.75%, 03/15/2032	23,000	28,865
Principal Amount		Value
Wireless Telecommunication Services–(continued)
Sprint Corp.,
7.25%, 09/15/2021	$ 63,000	$ 67,927
7.88%, 09/15/2023	64,000	72,160
7.63%, 02/15/2025	14,000	15,697
7.63%, 03/01/2026	22,000	24,777
		223,746
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,522,785)		9,645,705
Shares
Preferred Stocks–1.87%
Agricultural Products–0.12%
Bunge Ltd., $4.88 Conv. Pfd.	525	53,025
Asset Management & Custody Banks–0.11%
AMG Capital Trust II, $2.58 Conv. Pfd.	1,000	46,935
Diversified Banks–0.70%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	110	162,140
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	100	145,110
		307,250
Health Care Equipment–0.14%
Becton, Dickinson and Co., Series A, $3.06 Conv. Pfd.	1,000	61,870
Industrial Machinery–0.23%
Colfax Corp., $5.75 Conv. Pfd.	250	30,847
Fortive Corp., Series A, $50.00 Conv. Pfd.	25	23,390
Stanley Black & Decker, Inc., Series C, $5.38 Conv. Investment Units	500	47,560
		101,797
Integrated Telecommunication Services–0.05%
AT&T, Inc., 5.63%, Pfd.	861	23,557
Multi-line Insurance–0.14%
Assurant, Inc., Series D, $6.50 Conv. Pfd.	500	61,275
Multi-Utilities–0.24%
CenterPoint Energy, Inc., Series B, $3.50 Conv. Pfd.	1,000	49,450
Dominion Energy, Inc., Series A, $7.25 Conv. Pfd.	90	9,176
Sempra Energy, Series A, $6.00 Conv. Pfd.	400	46,104
		104,730
Oil & Gas Storage & Transportation–0.06%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	500	26,010
Specialized REITs–0.08%
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	25	32,634
Total Preferred Stocks (Cost $758,188)		819,083
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Strategic Real Return Fund

Shares		Value
Money Market Funds–0.75%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(j)	114,688	$ 114,688
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(j)	81,887	81,919
Invesco Treasury Portfolio, Institutional Class, 1.98%(j)	131,071	131,071
Total Money Market Funds (Cost $327,678)		327,678
TOTAL INVESTMENTS IN SECURITIES–99.61% (Cost $42,731,261)		43,559,670
OTHER ASSETS LESS LIABILITIES—0.39%		169,396
NET ASSETS–100.00%		$ 43,729,066
Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(c)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of August 31, 2019 represented 30.09% of the Fund’s Net Assets. See Note 5.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $4,448,659, which represented 10.17% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Perpetual bond with no specified maturity date.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Strategic Real Return Fund

Statement of Assets and Liabilities
August 31, 2019
Assets:
Investments in securities, at value (Cost $28,955,717)	$30,071,770
Investments in affiliates, at value (Cost $13,775,544)	13,487,900
Cash	7,008
Receivable for:
Dividends	5,143
Fund expenses absorbed	6,574
Investments sold	50,856
Fund shares sold	75,154
Interest	193,191
Investment for trustee deferred compensation and retirement plans	9,126
Other assets	30,037
Total assets	43,936,759
Liabilities:
Payable for:
Investments purchased	36,554
Fund shares reacquired	77,185
Accrued fees to affiliates	16,546
Accrued trustees’ and officers’ fees and benefits	2,497
Accrued other operating expenses	65,785
Trustee deferred compensation and retirement plans	9,126
Total liabilities	207,693
Net assets applicable to shares outstanding	$ 43,729,066
Net assets consist of:
Shares of beneficial interest	$44,108,318
Distributable earnings	(379,252)
$ 43,729,066
Net Assets:
Class A	$23,249,323
Class C	$ 1,502,519
Class R	$ 450,583
Class Y	$17,961,444
Class R5	$ 16,042
Class R6	$ 549,155
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,404,483
Class C	155,507
Class R	46,597
Class Y	1,857,150
Class R5	1,659
Class R6	56,761
Class A:
Net asset value per share	$ 9.67
Maximum offering price per share (Net asset value of $9.67 ÷ 97.50%)	$ 9.92
Class C:
Net asset value and offering price per share	$ 9.66
Class R:
Net asset value and offering price per share	$ 9.67
Class Y:
Net asset value and offering price per share	$ 9.67
Class R5:
Net asset value and offering price per share	$ 9.67
Class R6:
Net asset value and offering price per share	$ 9.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Strategic Real Return Fund

Statement of Operations
For the year ended August 31, 2019
Investment income:
Dividends from affiliates	$ 696,355
Interest (net of foreign withholding taxes of $21)	694,323
Treasury Inflation-Protected Securities inflation adjustments	307,762
Dividends	52,081
Total investment income	1,750,521
Expenses:
Advisory fees	176,811
Administrative services fees	20,877
Custodian fees	2,303
Distribution fees:
Class A	57,832
Class C	15,574
Class R	1,802
Transfer agent fees — A, C, R and Y	45,726
Transfer agent fees — R5	10
Transfer agent fees — R6	414
Trustees’ and officers’ fees and benefits	20,293
Registration and filing fees	84,568
Licensing fees	7,965
Reports to shareholders	20,134
Professional services fees	55,605
Other	22,124
Total expenses	532,038
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(302,139)
Net expenses	229,899
Net investment income	1,520,622
Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(373,674)
Change in net unrealized appreciation of Investment securities	1,228,265
Net realized and unrealized gain	854,591
Net increase in net assets resulting from operations	$2,375,213
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Strategic Real Return Fund

Statement of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	2019	2018
Operations:
Net investment income	$ 1,520,622	$ 1,218,560
Net realized gain (loss)	(373,674)	2,451
Change in net unrealized appreciation (depreciation)	1,228,265	(457,754)
Net increase in net assets resulting from operations	2,375,213	763,257
Distributions to shareholders from distributable earnings(1):
Class A	(962,850)	(712,713)
Class C	(53,758)	(52,782)
Class R	(13,862)	(6,588)
Class Y	(824,823)	(529,747)
Class R5	(458)	(412)
Class R6	(18,096)	(13,255)
Total distributions from distributable earnings	(1,873,847)	(1,315,497)
Share transactions–net:
Class A	1,827,759	6,100,632
Class C	(270,066)	259,600
Class R	221,737	71,826
Class Y	(476,473)	8,210,353
Class R5	6,322	—
Class R6	196,206	78,611
Net increase in net assets resulting from share transactions	1,505,485	14,721,022
Net increase in net assets	2,006,851	14,168,782
Net assets:
Beginning of year	41,722,215	27,553,433
End of year	$ 43,729,066	$41,722,215

(1)	The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Strategic Real Return Fund

Financial Highlights
August 31, 2019
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (d)
Class A
Year ended 08/31/19	$ 9.56	$0.32	$ 0.18	$ 0.50	$(0.39)	$ 9.67	5.44%	$23,249	0.60% (e)	1.28% (e)	3.36% (e)	32%
Year ended 08/31/18	9.74	0.35	(0.14)	0.21	(0.39)	9.56	2.18	21,140	0.60	1.67	3.68	20
Year ended 08/31/17	9.77	0.30	0.01	0.31	(0.34)	9.74	3.27	15,358	0.59	1.81	3.11	32
Year ended 08/31/16	9.62	0.30	0.14	0.44	(0.29)	9.77	4.72	10,130	0.61	2.34	3.13	35
Year ended 08/31/15	10.11	0.26	(0.49)	(0.23)	(0.26)	9.62	(2.26)	8,936	0.60	2.25	2.71	25
Class C
Year ended 08/31/19	9.55	0.25	0.18	0.43	(0.32)	9.66	4.65	1,503	1.35 (e)	2.03 (e)	2.61 (e)	32
Year ended 08/31/18	9.74	0.28	(0.15)	0.13	(0.32)	9.55	1.31	1,770	1.35	2.42	2.93	20
Year ended 08/31/17	9.77	0.23	0.01	0.24	(0.27)	9.74	2.49	1,538	1.34	2.56	2.36	32
Year ended 08/31/16	9.61	0.23	0.15	0.38	(0.22)	9.77	4.04	549	1.36	3.09	2.38	35
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35	3.00	1.96	25
Class R
Year ended 08/31/19	9.56	0.29	0.19	0.48	(0.37)	9.67	5.18	451	0.85 (e)	1.53 (e)	3.11 (e)	32
Year ended 08/31/18	9.74	0.33	(0.15)	0.18	(0.36)	9.56	1.92	217	0.85	1.92	3.43	20
Year ended 08/31/17	9.77	0.28	0.01	0.29	(0.32)	9.74	3.00	148	0.84	2.06	2.86	32
Year ended 08/31/16	9.62	0.28	0.14	0.42	(0.27)	9.77	4.46	76	0.86	2.59	2.88	35
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85	2.50	2.46	25
Class Y
Year ended 08/31/19	9.57	0.34	0.18	0.52	(0.42)	9.67	5.59	17,961	0.35 (e)	1.03 (e)	3.61 (e)	32
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.44	18,242	0.35	1.42	3.93	20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10,228	0.34	1.56	3.36	32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	7,616	0.36	2.09	3.38	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35	2.00	2.96	25
Class R5
Year ended 08/31/19	9.57	0.34	0.18	0.52	(0.42)	9.67	5.59	16	0.35 (e)	1.03 (e)	3.61 (e)	32
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.43	10	0.35	1.35	3.93	20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10	0.34	1.52	3.36	32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35	2.14	3.39	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35	2.07	2.96	25
Class R6
Year ended 08/31/19	9.57	0.34	0.18	0.52	(0.42)	9.67	5.59	549	0.35 (e)	1.03 (e)	3.61 (e)	32
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.43	345	0.35	1.35	3.93	20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	272	0.34	1.52	3.36	32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35	2.14	3.39	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35	2.07	2.96	25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.23%, 0.21%, 0.22%, 0.23% and 0.22% for the years ended August 31, 2019, 2018, 2017, 2016 and 2015, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $23,133, $1,557, $360, $18,727, $10 and $414 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Strategic Real Return Fund

Notes to Financial Statements
August 31, 2019
NOTE 1—Significant Accounting Policies
Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates
24	Invesco Strategic Real Return Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.
25	Invesco Strategic Real Return Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.40%
Next $2.5 billion	0.35%
Over $3.5 billion	0.33%
For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.40%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2019 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-ended Acquired Fund Fees and Expenses of 0.21% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2019, the Adviser waived advisory fees of $176,811, reimbursed fund level expenses of $79,177 and reimbursed class level expenses of $24,041, $1,619, $375, $19,463, $10 and $414 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $3,482 in front-end sales commissions from the sale of Class A shares and $2,858 and $895 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
26	Invesco Strategic Real Return Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$ —	$ 19,606,982	$—	$ 19,606,982
Common Stocks & Other Equity Interests	13,160,222	—	—	13,160,222
U.S. Dollar Denominated Bonds & Notes	40,755	9,604,950	—	9,645,705
Preferred Stocks	772,148	46,935	—	819,083
Money Market Funds	327,678	—	—	327,678
Total Investments	$14,300,803	$29,258,867	$—	$ 43,559,670
NOTE 4—Investments in Affiliates
The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund (excluding affiliated money market funds) for the year ended August 31, 2019.
	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/19	Dividend Income
Invesco Floating Rate Fund - Class R6	$12,517,778	$4,248,130	$(3,250,445)	$(115,127)	$(240,114)	$13,160,222	$693,448
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $229.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
27	Invesco Strategic Real Return Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and August 31, 2018
	2019	2018
Ordinary income	$1,873,847	$1,315,497

Tax Components of Net Assets at Period-End:
2019
Net unrealized appreciation — investments	$ 299,247
Temporary book/tax differences	(7,150)
Capital loss carryforward	(671,349)
Shares of beneficial interest	44,108,318
Total net assets	$ 43,729,066
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2019, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$151,355	$519,994	$671,349
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $7,741,177 and $6,469,050, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $7,225,806 and $7,640,268, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 972,012
Aggregate unrealized (depreciation) of investments	(672,765)
Net unrealized appreciation of investments	$ 299,247
Cost of investments for tax purposes is $43,260,423.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of bond premium amortization, on August 31, 2019, undistributed net investment income (loss) was increased by $121,882, undistributed net realized gain (loss) was decreased by $114,080 and shares of beneficial interest was decreased by $7,802. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	762,001	$ 7,187,400	1,011,272	$ 9,721,532
Class C	72,597	688,966	96,900	929,965
Class R	32,033	298,642	13,872	133,785
Class Y	636,803	6,010,857	988,153	9,460,482
Class R5	653	6,280	-	-
Class R6	22,074	208,755	22,219	215,133
28	Invesco Strategic Real Return Fund

	Summary of Share Activity
	Years ended August 31,
	2019 (a)		2018
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	65,534	$ 617,888	42,051	$ 403,563
Class C	4,674	43,964	4,794	46,027
Class R	1,429	13,493	648	6,225
Class Y	49,955	470,736	21,198	203,084
Class R5	5	42	-	-
Class R6	1,870	17,679	1,337	12,843
Automatic conversion of Class C shares to Class A shares:
Class A	54,803	509,097	-	-
Class C	(54,861)	(509,097)	-	-
Reacquired:
Class A	(688,348)	(6,486,626)	(418,880)	(4,024,463)
Class C	(52,118)	(493,899)	(74,472)	(716,392)
Class R	(9,514)	(90,398)	(7,085)	(68,184)
Class Y	(736,601)	(6,958,066)	(151,723)	(1,453,213)
Class R6	(3,204)	(30,228)	(15,403)	(149,365)
Net increase in share activity	159,785	$ 1,505,485	1,534,881	$14,721,022

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 33% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
NOTE 12—Subsequent Event
On September 18, 2019, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on September 20, 2019. The Fund will be liquidated on or before October 30, 2019.
29	Invesco Strategic Real Return Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Strategic Real Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Strategic Real Return Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
October 29, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
30	Invesco Strategic Real Return Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value (03/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$ 1,049.00	$ 3.10	$ 1,022.18	$3.06	0.60%
Class C	1,000.00	1,045.10	6.96	1,018.40	6.87	1.35
Class R	1,000.00	1,047.70	4.39	1,020.92	4.33	0.85
Class Y	1,000.00	1,050.30	1.81	1,023.44	1.79	0.35
Class R5	1,000.00	1,050.30	1.81	1,023.44	1.79	0.35
Class R6	1,000.00	1,050.30	1.81	1,023.44	1.79	0.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2019 through August 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
31	Invesco Strategic Real Return Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Strategic Real Return Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board noted that the Fund was new and compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Inflation Protected Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

32                         Invesco  Strategic Real Return Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

33                         Invesco  Strategic Real Return Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Federal and State Income Tax
Qualified Dividend Income*	2.50%
Corporate Dividends Received Deduction*	2.48%
U.S. Treasury Obligations*	11.68%
Tax-Exempt Interest Dividends*	0%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
34	Invesco Strategic Real Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] — 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort — 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-3                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                         Invesco Strategic Real Return Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SRR-AR-1

Annual Report 8/31/2019

Invesco

Oppenheimer

Capital Appreciation Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Capital Appreciation Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Growth Index
1-Year	2.97%	-2.69%	2.92%	4.27%
5-Year	8.96	7.74	10.11	13.06
10-Year	11.73	11.10	13.45	15.42

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and

3      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Performance Discussion

For the fiscal year ended August 31, 2019, Class A shares of Invesco Oppenheimer Capital Appreciation Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s benchmark.

On June 21, 2019, Erik Voss and Ido Cohen became the Lead Portfolio Manager and Co-Portfolio Manager, respectively, of the Fund.

MARKET CONDITIONS AND YOUR FUND

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 2018. In contrast, the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2019, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since

1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

In this environment, the Fund’s Class A shares at NAV produced a small gain but underperformed the benchmark during the fiscal year. Stock selection and underweight exposure in the consumer staples sector, an overweight in the energy sector, stock selection in the materials sector and a lack of holdings in the real estate sector were key detractors from relative performance. Positively, the Fund benefited from stock selection in the information technology and consumer discretionary sectors.

At the stock level, Apple detracted from absolute returns during the fiscal year as annual iPhone sales fell short of expectations and recent production data suggested a worse-than-feared cutback in orders.

An overweight in eCommerce leader Amazon was both an absolute and benchmark-relative detractor. Amazon came under pressure following 3rd quarter 2018 results and suffered from the general rotation out of growth stocks and towards defensive areas of the market in the final quarter of 2018. The stock recovered until June 2019, when the U.S. Department of Justice announced

6      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

an anti-trust review of “market-leading online platforms”. We believed there was extremely low risk of a break-up or a major alteration of the business model of any of the large technology companies over the near term. Accordingly, we viewed the downward market moves as an over-reaction. Further, we believe Amazon is well positioned to benefit from increased penetration in food and consumables within eCommerce.

Finally, an overweight exposure in the energy sector, including out-of-benchmark exposure to Husky Energy, detracted from both absolute and relative performance. The Fund had been overweight energy based on a view that global crude oil inventories had normalized. Oil supply surprised to the upside given a surprise reduction in sanctions on Iran and oil prices plummeted in December 2018. Due to elevated oil inventories, excess spare capacity and risks to global demand growth, the overweight position in energy was reduced. We have since exited this position.

Within information technology, an overweight in Microsoft was beneficial to both absolute and benchmark-relative returns during the fiscal year. Microsoft reported a record fiscal year in July 2019, noting increases in sales and profits. Microsoft benefitted from continued hypergrowth in its Azure cloud computing service and double-digit growth within its core server tools. Strong performance within the software industry generally also helped to drive the stock’s performance during the fiscal year.

An overweight in Mastercard, the leading global payments and technology company, was also beneficial to absolute and benchmark-relative returns. Mastercard has experienced growth in core products during the fiscal year. Additionally, recent acquisitions such as Transfast and new partnerships such as P27 in the Nordics (not fund holdings) may help the company evolve it is real-time account-to-account and cross-border payments.

Within consumer staples, an overweight in Starbucks was also beneficial to absolute and relative performance, particularly during the volatility that spiked among equity markets during the fourth quarter of 2018. We have since exited this position.

Our view is that we are in a slowing growth environment as the benefits of US tax stimulus and deregulation are being offset by rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce growth and compound earnings in spite of the economic cycle. We believe that change is the fuel for growth, thus we are seeking to identify “share-takers”, companies that we think can gain market share from technology-enabled advantages in their business models and from disruptive shifts in consumer behavior. Though we anticipate a possible economic slowing, we seek to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities.

7      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Thank you for your commitment to the

Invesco Oppenheimer Capital Appreciation Fund.

1 Source: Bloomberg

2 Source: US Federal Reserve

8      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Amazon.com, Inc.	8.7%
Alphabet, Inc., Cl. C	4.9
Facebook, Inc., Cl. A	4.8
Mastercard, Inc., Cl. A	4.4
Microsoft Corp.	3.9
Lowe’s Cos., Inc.	3.0
salesforce.com, Inc.	2.5
Alibaba Group Holding Ltd., Sponsored ADR	2.5
Visa, Inc., Cl. A	2.1
Apple, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Internet & Catalog Retail	12.4%
Software	11.0
Interactive Media & Services	9.7
IT Services	8.4
Entertainment	7.4
Semiconductors & Semiconductor Equipment	5.4
Health Care Equipment & Supplies	4.1
Health Care Providers & Services	3.9
Aerospace & Defense	3.6
Commercial Services & Supplies	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

9      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	2.97%	8.96%	11.73%
Class C (OTFCX)	12/1/93	2.17	8.13	10.87
Class R (OTCNX)	3/1/01	2.68	8.68	11.45
Class Y (OTCYX)	11/3/97	3.19	9.21	12.06
Class R5* (CPTUX)	5/24/19	3.07	8.99	11.74
Class R6 (OPTIX)	12/29/11	3.66	9.47	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	-2.69%	7.74%	11.10%
Class C (OTFCX)	12/1/93	1.26	8.13	10.87
Class R (OTCNX)	3/1/01	2.68	8.68	11.45
Class Y (OTCYX)	11/3/97	3.19	9.21	12.06
Class R5* (CPTUX)	5/24/19	3.07	8.99	11.74
Class R6 (OPTIX)	12/29/11	3.66	9.47	N/A

*Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

10      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,095.00	$5.45
Class C	1,000.00	1,090.70	9.53
Class R	1,000.00	1,093.40	6.88
Class Y	1,000.00	1,096.10	4.23
Class R5	1,000.00	1,096.00	1.93
Class R6	1,000.00	1,097.30	3.34

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	5.26
Class C	1,000.00	1,016.13	9.19
Class R	1,000.00	1,018.65	6.64
Class Y	1,000.00	1,021.17	4.08
Class R5	1,000.00	1,021.78	3.47
Class R6	1,000.00	1,022.03	3.22

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.03%
Class C	1.80
Class R	1.30
Class Y	0.80
Class R5	0.68
Class R6	0.63

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

13      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS August 31, 2019

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—39.4%
Diversified Consumer Services—0.4%
Service Corp. International	331,190	$15,334,097
Entertainment—7.4%
Activision Blizzard, Inc.	1,576,940	79,793,164
Electronic Arts, Inc.[1]	497,500	46,605,800
IMAX Corp.[1]	606,740	12,693,001
Netflix, Inc.[1]	63,720	18,717,750
Nintendo Co. Ltd.	191,600	72,521,683
Take-Two Interactive Software, Inc.[1]	382,090	50,424,417
Vivendi SA	547,660	15,384,020

		296,139,835
Hotels, Restaurants & Leisure—3.3%
Cedar Fair LP	670,457	37,532,183
Norwegian Cruise Line Holdings Ltd.[1]	1,223,290	62,081,968
Restaurant Brands International, Inc.	172,350	13,520,857
Royal Caribbean Cruises Ltd.	175,760	18,328,253

		131,463,261
Household Durables—1.3%
Sony Corp.	912,800	51,984,331
Interactive Media & Services—9.7%
Alphabet, Inc., Cl. C1	163,380	194,111,778
Facebook, Inc., Cl. A1	1,039,012	192,913,358

		387,025,136
Internet & Catalog Retail—12.4%
Alibaba Group Holding Ltd., Sponsored ADR[1]	555,708	97,265,571
Amazon.com, Inc.[1]	195,670	347,566,664
Booking Holdings, Inc.[1]	24,240	47,665,779

		492,498,014
Media—1.4%
Altice USA, Inc., Cl. A1	996,600	28,781,808
Charter Communications, Inc., Cl. A1	42,070	17,231,451

	Shares	Value
Media (Continued)
DISH Network Corp., Cl. A1	263,040	$8,827,623

		54,840,882
Specialty Retail—3.5%
CarMax, Inc.[1]	245,720	20,463,562
Lowe’s Cos., Inc.	1,072,820	120,370,404

		140,833,966
Consumer Staples—3.2%
Food Products—3.2%
Conagra Brands, Inc.	628,370	17,820,573
Lamb Weston Holdings, Inc.	375,370	26,422,294
Mondelez International, Inc., Cl. A	404,620	22,343,116
Nomad Foods Ltd.[1]	479,930	9,670,590
Tyson Foods, Inc., Cl. A	551,950	51,353,428

		127,610,001
Energy—1.2%
Oil, Gas & Consumable Fuels—1.2%
Magellan Midstream Partners LP	89,825	5,989,531
Marathon Petroleum Corp.	216,990	10,678,078
PBF Energy, Inc., Cl. A	462,120	10,952,244
Viper Energy Partners LP	674,981	19,554,200

		47,174,053
Financials—4.0%
Capital Markets—3.5%
Apollo Global Management LLC, Cl. A	866,635	32,698,139
Ares Management Corp., Cl. A	1,266,740	36,862,134
Goldman Sachs Group, Inc. (The)	57,770	11,779,881
Intercontinental Exchange, Inc.	225,680	21,096,566
Legg Mason, Inc.	220,790	8,122,864
London Stock Exchange Group plc	174,030	14,736,343
LPL Financial Holdings, Inc.	203,820	15,276,309

15      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Capital Markets (Continued)
S&P Global, Inc.	4,260	$1,108,409

		141,680,645
Commercial Banks—0.3%
SVB Financial Group[1]	51,550	10,032,661
Insurance—0.2%
Reinsurance Group of America, Inc., Cl. A	50,110	7,715,437
Health Care—11.8%
Biotechnology—0.5%
Alnylam Pharmaceuticals, Inc.[1]	111,410	8,989,673
Bluebird Bio, Inc.[1]	33,980	3,510,474
Moderna, Inc.[1]	288,730	4,541,723
Sage Therapeutics, Inc.[1]	23,360	4,010,211

		21,052,081
Health Care Equipment & Supplies—4.1%
Baxter International, Inc.	407,710	35,858,094
Boston Scientific Corp.[1]	1,173,670	50,150,919
Intuitive Surgical, Inc.[1]	67,520	34,525,677
Teleflex, Inc.	121,790	44,321,817

		164,856,507
Health Care Providers & Services—3.9%
Humana, Inc.	51,420	14,562,658
Laboratory Corp. of America Holdings[1]	244,030	40,889,667
LHC Group, Inc.[1]	230,120	27,269,220
UnitedHealth Group, Inc.	311,700	72,937,800

		155,659,345
Life Sciences Tools & Services—2.0%
Avantor, Inc.[1]	594,410	10,402,175
Illumina, Inc.[1]	209,160	58,845,074
Thermo Fisher Scientific, Inc.	28,650	8,224,269

		77,471,518
Pharmaceuticals—1.3%
Merck & Co., Inc.	457,720	39,579,049
Novo Nordisk AS, Cl. B	148,703	7,752,759

	Shares	Value
Pharmaceuticals (Continued)
Zoetis, Inc., Cl. A	36,520	$4,616,858

		51,948,666
Industrials—10.4%
Aerospace & Defense—3.6%
Airbus SE	375,830	51,820,892
Boeing Co. (The)	38,540	14,032,029
L3Harris Technologies, Inc.	61,140	12,925,607
Lockheed Martin Corp.	69,860	26,833,925
Teledyne Technologies, Inc.[1]	126,950	39,175,500

		144,787,953
Commercial Services & Supplies—3.6%
Cintas Corp.	171,320	45,194,216
Clean Harbors, Inc.[1]	339,110	24,941,540
IAA, Inc.[1]	528,460	25,815,271
KAR Auction Services, Inc.	302,880	8,044,493
Waste Connections, Inc.	135,870	12,486,453
Waste Management, Inc.	230,830	27,549,561

		144,031,534
Industrial Conglomerates—0.5%
Roper Technologies, Inc.	53,510	19,625,328
Machinery—0.9%
Deere & Co.	137,460	21,293,928
Stanley Black & Decker, Inc.	99,250	13,186,355

		34,480,283
Road & Rail—1.8%
Kansas City Southern	212,290	26,706,082
Lyft, Inc., Cl. A1	245,400	12,017,238
Uber Technologies, Inc.[1]	371,080	12,086,076
Union Pacific Corp.	141,600	22,933,536

		73,742,932
Information Technology—28.7%
Communications Equipment—1.9%
Motorola Solutions, Inc.	409,750	74,127,872

16      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

	Shares	Value
IT Services—8.4%
Fidelity National Information Services, Inc.	286,617	$39,042,968
Mastercard, Inc., Cl. A	628,420	176,818,535
PayPal Holdings, Inc.[1]	334,100	36,433,605
Visa, Inc., Cl. A	458,590	82,922,244

		335,217,352
Semiconductors & Semiconductor Equipment—5.4%
Applied Materials, Inc.	877,420	42,133,708
ASML Holding NV	201,050	44,755,741
NVIDIA Corp.	123,200	20,637,232
QUALCOMM, Inc.	479,960	37,326,489
Semtech Corp.[1]	749,860	31,471,624
Silicon Motion Technology Corp., ADR	1,221,840	39,428,777

		215,753,571
Software—11.0%
Adobe, Inc.[1]	93,700	26,658,587
Microsoft Corp.	1,122,650	154,768,529
Palo Alto Networks, Inc.[1]	222,090	45,221,966
RealPage, Inc.[1]	519,280	33,062,558
salesforce.com, Inc.[1]	637,050	99,424,393
ServiceNow, Inc.[1]	140,300	36,736,152
Splunk, Inc.[1]	129,150	14,441,553
Trade Desk, Inc. (The), Cl. A1	117,440	28,863,229

		439,176,967
Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	391,178	81,654,496
Materials—1.0%
Chemicals—1.0%
Linde plc	35,670	6,738,420
Sherwin-Williams Co. (The)	31,190	16,429,332
Westlake Chemical Corp.	279,280	16,363,015

		39,530,767

Total Common Stocks (Cost $3,041,115,480)		3,977,449,491

	Shares	Value
Investment Company—0.1%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[2] (Cost $3,486,080)	3,486,080	$3,486,118
Total Investments, at Value (Cost $3,044,601,560)	99.8%	3,980,935,609
Net Other Assets (Liabilities)	0.2	9,298,585

Net Assets	100.0%	$3,990,234,194

17      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $3,041,115,480)	$3,977,449,491
Affiliated companies (cost $3,486,080)	3,486,118

3,980,935,609
Cash	5,000,000
Receivables and other assets:
Investments sold	12,319,875
Dividends	1,934,649
Shares of beneficial interest sold	781,851
Other	593,081

Total assets	4,001,565,065
Liabilities
Payables and other liabilities:
Investments purchased	3,820,564
Shares of beneficial interest redeemed	3,756,087
Transfer and shareholder servicing agent fees	1,335,539
Trustees’ compensation	1,134,556
Distribution and service plan fees	972,628
Advisory fees	130,810
Shareholder communications	117,600
Administration fees	773
Other	62,314

Total liabilities	11,330,871
Net Assets	$3,990,234,194

Composition of Net Assets
Shares of beneficial interest	$2,241,248,334
Total distributable earnings	1,748,985,860

Net Assets	$3,990,234,194

19      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,566,268,695 and 57,170,018 shares of beneficial interest outstanding)	$62.38

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$66.01

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $201,750,876 and 4,462,070 shares of beneficial interest outstanding)	$45.21

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $117,018,984 and 2,007,852 shares of beneficial interest outstanding)	$58.28

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $95,437,909 and 1,401,817 shares of beneficial interest outstanding)	$68.08

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,644 and 170.474 shares of beneficial interest outstanding)	$62.44

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,747,086 and 142,095 shares of beneficial interest outstanding)	$68.60

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $213,030)	$39,526,294
Affiliated companies	1,241,763
Interest	69,690
Total investment income	40,837,747
Expenses

Advisory fees	25,024,275
Administration fees	147,893
Distribution and service plan fees:
Class A	7,512,186
Class C	3,393,250
Class R	537,249
Transfer and shareholder servicing agent fees:
Class A	6,430,860
Class C	657,704
Class R	209,690
Class Y	194,708
Class R5	2
Class R6	90,470
Shareholder communications:
Class A	141,215
Class C	12,692
Class R	5,096
Class Y	4,507
Class R6	378
Custodian fees and expenses	105,897
Borrowing fees	97,164
Trustees’ compensation	57,556
Other	166,463
Total expenses	44,789,255
Less waivers and reimbursements of expenses	(84,787)
Net expenses	44,704,468
Net Investment Loss	(3,866,721)

21      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies (includes net gains from securities sold to affiliates of $1,276,681)	$822,879,773
Foreign currency transactions	729
Net realized gain	822,880,502
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(805,375,775)
Affiliated companies	38
Translation of assets and liabilities denominated in foreign currencies	(4,380)
Net change in unrealized appreciation/(depreciation)	(805,380,117)
Net Increase in Net Assets Resulting from Operations	$13,633,664

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income (loss)	$(3,866,721)	$1,124,267
Net realized gain	822,880,502	359,141,792
Net change in unrealized appreciation/(depreciation)	(805,380,117)	595,518,515
Net increase in net assets resulting from operations	13,633,664	955,784,574
Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(249,261,777)	(290,592,657)
Class B	—	(1,215,441)
Class C	(37,330,769)	(42,436,177)
Class R	(8,511,813)	(9,007,135)
Class Y	(7,522,697)	(13,136,316)
Class R5	—	—
Class R6	(27,173,071)	(98,157,545)
Total distributions from distributable earnings	(329,800,127)	(454,545,271)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	120,818,861	371,143
Class B	—	(18,960,850)
Class C	(169,435,273)	2,063,037
Class R	9,603,163	10,239,630
Class Y	(13,087,747)	(50,338,072)
Class R5	10,000	—
Class R6	(956,913,657)	(165,770,737)
Total beneficial interest transactions	(1,009,004,653)	(222,395,849)
Net Assets
Total increase (decrease)	(1,325,171,116)	278,843,454
Beginning of period	5,315,405,310	5,036,561,856
End of period	$3,990,234,194	$5,315,405,310

1. For the year ended August 31, 2019, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for a tax return of capital. For the year ended August 31, 2018, distributions from net investment income were $429,192, $340,631 and $4,316,201 for Class A, Class Y and Class R6 shares, respectively, and distributions from net realized gains were $290,163,465, $1,215,441, $42,436,177, $9,007,135, $12,795,685 and $93,841,344 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2017	August 31, 2016	August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$65.82	$59.87	$52.99	$58.99	$66.40
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.00)[2]	0.04	0.07	(0.06)
Net realized and unrealized gain	1.23	11.40	9.01	1.36	2.21
Total from investment operations	1.20	11.40	9.05	1.43	2.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.04)	0.00	0.00
Distributions from net realized gain	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Total dividends and/or distributions to shareholders	(4.64)	(5.45)	(2.17)	(7.43)	(9.56)
Net asset value, end of period	$62.38	$65.82	$59.87	$52.99	$58.99

Total Return, at Net Asset Value[3]	2.97%	20.23%	17.90%	2.02%	3.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,566,269	$3,606,256	$3,266,760	$3,112,543	$3,368,384
Average net assets (in thousands)	$3,350,370	$3,403,324	$3,120,844	$3,198,528	$3,497,054
Ratios to average net assets:[4]
Net investment income (loss)	(0.06)%	(0.01)%	0.08%	0.14%	(0.10)%
Expenses excluding specific expenses listed below	1.03%	1.03%	1.05%	1.05%	1.04%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.03%	1.03%	1.05%	1.05%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%[7]	1.03%[7]	1.04%	1.05%[7]	1.04%[7]
Portfolio turnover rate[8]	64%	29%	63%	79%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.03%
Year Ended August 31, 2018	1.03%
Year Ended August 31, 2017	1.05%
Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	1.04%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	August 31, 2019	August 31, 2018	August 31, 2017	August 31, 2016	August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$49.50	$46.61	$42.02	$48.56	$56.67
Income (loss) from investment operations:
Net investment loss[1]	(0.36)	(0.36)	(0.30)	(0.27)	(0.45)
Net realized and unrealized gain	0.71	8.69	7.02	1.16	1.90
Total from investment operations	0.35	8.33	6.72	0.89	1.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Total dividends and/or distributions to shareholders	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Net asset value, end of period	$45.21	$49.50	$46.61	$42.02	$48.56

Total Return, at Net Asset Value[2]	2.18%	19.33%	16.98%	1.26%	2.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$201,751	$404,733	$376,618	$390,891	$430,473
Average net assets (in thousands)	$340,469	$386,071	$375,968	$408,311	$445,480
Ratios to average net assets:[3]
Net investment loss	(0.83)%	(0.77)%	(0.69)%	(0.62)%	(0.86)%
Expenses excluding specific expenses listed below	1.80%	1.79%	1.82%	1.82%	1.80%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.80%	1.79%	1.82%	1.82%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%[6]	1.79%[6]	1.81%	1.82%[6]	1.80%[6]
Portfolio turnover rate[7]	64%	29%	63%	79%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.80%
Year Ended August 31, 2018	1.79%
Year Ended August 31, 2017	1.82%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.80%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R	August 31, 2019	August 31, 2018	August 31, 2017	August 31, 2016	August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$62.00	$56.82	$50.49	$56.68	$64.31
Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.15)	(0.10)	(0.06)	(0.21)
Net realized and unrealized gain	1.10	10.77	8.56	1.30	2.14
Total from investment operations	0.92	10.62	8.46	1.24	1.93
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Total dividends and/or distributions to shareholders	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Net asset value, end of period	$58.28	$62.00	$56.82	$50.49	$56.68

Total Return, at Net Asset Value[2]	2.68%	19.92%	17.60%	1.74%	2.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,019	$112,845	$92,888	$83,248	$89,442
Average net assets (in thousands)	$109,282	$101,443	$86,076	$85,690	$94,706
Ratios to average net assets:[3]
Net investment loss	(0.32)%	(0.27)%	(0.18)%	(0.12)%	(0.35)%
Expenses excluding specific expenses listed below	1.30%	1.29%	1.31%	1.31%	1.30%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.30%	1.29%	1.31%	1.31%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[6]	1.29%[6]	1.30%	1.31%[6]	1.30%[6]
Portfolio turnover rate[7]	64%	29%	63%	79%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	1.30%
Year Ended August 31, 2018	1.29%
Year Ended August 31, 2017	1.31%
Year Ended August 31, 2016	1.31%
Year Ended August 31, 2015	1.30%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	August 31, 2019	August 31, 2018	August 31, 2017	August 31, 2016	August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$71.23	$64.36	$56.79	$62.57	$69.73
Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.16	0.22	0.09
Net realized and unrealized gain	1.40	12.30	9.69	1.43	2.31
Total from investment operations	1.51	12.45	9.85	1.65	2.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.14)	(0.15)	0.00	0.00
Distributions from net realized gain	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Total dividends and/or distributions to shareholders	(4.66)	(5.58)	(2.28)	(7.43)	(9.56)
Net asset value, end of period	$68.08	$71.23	$64.36	$56.79	$62.57

Total Return, at Net Asset Value[2]	3.20%	20.51%	18.16%	2.28%	3.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,438	$115,119	$149,511	$119,008	$146,485
Average net assets (in thousands)	$101,266	$161,873	$129,570	$136,687	$148,398
Ratios to average net assets:[3]
Net investment income	0.17%	0.22%	0.27%	0.38%	0.13%
Expenses excluding specific expenses listed below	0.80%	0.80%	0.82%	0.82%	0.81%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	0.80%	0.80%	0.82%	0.82%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%[6]	0.80%[6]	0.81%	0.82%[6]	0.81%[6]
Portfolio turnover rate[7]	64%	29%	63%	79%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	0.80%
Year Ended August 31, 2018	0.80%
Year Ended August 31, 2017	0.82%
Year Ended August 31, 2016	0.82%
Year Ended August 31, 2015	0.81%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended August 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$58.66
Income (loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized gain	3.73
Total from investment operations	3.78
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total dividends and/or distributions to shareholders	0.00
Net asset value, end of period	$62.44

Total Return, at Net Asset Value[3]	6.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	0.29%
Expenses excluding specific expenses listed below	0.68%
Interest and fees from borrowings[4]	0.00%
Total expenses[5]	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%
Portfolio turnover rate[6]	64%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended August 31, 2019	0.68%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Class R6	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$71.57	$64.64	$57.04	$62.72	$69.75
Income (loss) from investment operations:
Net investment income[1]	0.23	0.26	0.29	0.32	0.22
Net realized and unrealized gain	1.58	12.36	9.71	1.43	2.31
Total from investment operations	1.81	12.62	10.00	1.75	2.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.25)	(0.27)	0.00	0.00
Distributions from net realized gain	(4.64)	(5.44)	(2.13)	(7.43)	(9.56)
Total dividends and/or distributions to shareholders	(4.78)	(5.69)	(2.40)	(7.43)	(9.56)
Net asset value, end of period	$68.60	$71.57	$64.64	$57.04	$62.72

Total Return, at Net Asset Value[2]	3.66%	20.70%	18.40%	2.45%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,747	$1,076,452	$1,131,656	$988,213	$1,009,353
Average net assets (in thousands)	$300,952	$1,101,304	$1,046,626	$987,503	$1,050,463
Ratios to average net assets:[3]
Net investment income	0.33%	0.39%	0.49%	0.56%	0.33%
Expenses excluding specific expenses listed below	0.63%	0.63%	0.63%	0.63%	0.62%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	0.63%	0.63%	0.63%	0.63%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%[6]	0.63%[6]	0.63%[6]	0.63%[6]	0.62%[6]
Portfolio turnover rate[7]	64%	29%	63%	79%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2019	0.63%
Year Ended August 31, 2018	0.63%
Year Ended August 31, 2017	0.63%
Year Ended August 31, 2016	0.63%
Year Ended August 31, 2015	0.62%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Capital Appreciation Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of

30      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

31      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

32      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$898,485	$827,884,826	$—	$921,329,273

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

33      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss

$19,521	$19,521

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2019	Year Ended August 31, 2018

Distributions paid from:
Ordinary income	$31,789,306	$158,332,775
Long-term capital gain	298,010,821	296,212,496

Total	$329,800,127	$454,545,271

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,059,601,782

Gross unrealized appreciation	$1,009,425,845
Gross unrealized depreciation	(88,096,572)

Net unrealized appreciation	$921,329,273

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The financial statements are prepared on a basis in conformity

34      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and

35      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1 billion	0.58
Next $2 billion	0.56
Next $2 billion	0.54
Next $2 billion	0.52
Next $2.5 billion	0.50
Over $11 billion	0.48

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.60%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $18,652,347 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense

36      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.68% and 0.63%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2019, the Adviser waived advisory fees of $52,138.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are

37      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended August 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2019, IDI advised the Fund that IDI retained $84,390 in front-end sales commissions from the sale of Class A shares and $352 and $3,921 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $439,409 in front–end sales commissions from the sale of Class A shares and $1,610 and $10,766 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be

38      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,430,229,488	$139,890,034	$—	$1,570,119,522
Consumer Staples	127,610,001	—	—	127,610,001
Energy	47,174,053	—	—	47,174,053
Financials	144,692,400	14,736,343	—	159,428,743
Health Care	463,235,358	7,752,759	—	470,988,117
Industrials	364,847,138	51,820,892	—	416,668,030
Information Technology	1,145,930,258	—	—	1,145,930,258
Materials	39,530,767	—	—	39,530,767
Investment Company	3,486,118	—	—	3,486,118

Total Assets	$3,766,735,581	$214,200,028	$—	$3,980,935,609

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period September 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $28,427,347 and securities sales of $3,373,692, which resulted in net realized gains of $1,276,681. For the period May 25, 2019 to August 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $56,111,384

39      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 5 – Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $32,649.

Note 6 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	31,173
Accumulated Liability as of August 31, 2019	547,892

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with

40      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2019 was $2,688,864,713 and $4,016,412,883, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	5,618,810	$338,399,644	3,127,997	$190,995,806
Dividends and/or distributions reinvested	4,548,104	243,823,507	4,872,258	283,662,873
Redeemed	(7,782,718)	(461,404,290)	(7,780,948)	(474,287,536)

Net increase (decrease)	2,384,196	$120,818,861	219,307	$371,143

Class B
Sold	—	$—	1,839	$86,908
Dividends and/or distributions reinvested	—	—	27,203	1,208,897
Redeemed[1]	—	—	(436,004)	(20,256,655)

Net increase (decrease)	—	$—	(406,962)	$(18,960,850)

Class C
Sold	912,330	$39,038,118	907,781	$42,117,915
Dividends and/or distributions reinvested	948,556	37,060,086	957,203	42,145,661
Redeemed	(5,574,581)	(245,533,477)	(1,768,657)	(82,200,539)

Net increase (decrease)	(3,713,695)	$(169,435,273)	96,327	$2,063,037

41      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	411,414	$22,912,188	363,207	$20,969,561
Dividends and/or distributions reinvested	166,430	8,353,141	160,529	8,819,470
Redeemed	(390,045)	(21,662,166)	(338,517)	(19,549,401)

Net increase (decrease)	187,799	$9,603,163	185,219	$10,239,630

Class Y
Sold	547,310	$35,925,762	790,136	$51,929,057
Dividends and/or distributions reinvested	112,640	6,580,415	190,858	12,006,908
Redeemed	(874,285)	(55,593,924)	(1,688,024)	(114,274,037)

Net increase (decrease)	(214,335)	$(13,087,747)	(707,030)	$(50,338,072)

Class R5[2]
Sold	170	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	170	$10,000	—	$—

Class R6
Sold	210,393	$13,504,655	696,977	$46,045,355
Dividends and/or distributions reinvested	462,953	27,142,957	1,554,848	98,157,545
Redeemed	(15,570,886)	(997,561,269)	(4,720,284)	(309,973,637)

Net increase (decrease)	(14,897,540)	$(956,913,657)	(2,468,459)	$(165,770,737)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

2. Commencement date after the close of business on May 24, 2019.

Note 10 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

42      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Oppenheimer Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Capital Appreciation Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended August 31, 2019, including the related notes, and the financial highlights for each of the periods ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and changes in its net assets for the year ended August 31, 2019 and the financial highlights for each of the periods ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Capital Appreciation Fund (formerly known as Oppenheimer Capital Appreciation Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 29, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

44      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $4.20068 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 13, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $38,209,548 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $0 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $915,145 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

45      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Capital Appreciation Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

46      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

47      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub- Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub- Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

48      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub- Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’

49      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

50      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

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● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

51      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Capital Appreciation Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Capital Appreciation Fund into Invesco Oppenheimer Capital Appreciation Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	42,513,108	2,885,494	2,358,375	0

52      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			230	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

53      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

54      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

55      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	230	None

56      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	230	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

57      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

58      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	230	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

59      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Christopher L. Wilson (Continued)		consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

60      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,	N/A	N/A

61      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

			N/A	N/A

62      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

63      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

64      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer–Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

65      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Robert R. Leveille – 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the

Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment

Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers

LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

JPMorgan Chase Bank

4 Chase Metro Tech

Center

Brooklyn, NY 11245

66      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

67      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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68      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

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Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

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69      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

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Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

70      INVESCO OPPENHEIMER CAPITAL APPRECIATION FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-CAPA-AR-1 10282019

Shareholder Report for the Eleven Months Ended 8/31/2019

Invesco

Oppenheimer

Discovery Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Discovery Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Growth Index	Russell 2000 Index	S&P 500 Index
1-Year	3.64%	-2.07%	-11.02%	-12.89%	2.92%
5-Year	12.86	11.59	8.06	6.41	10.11
10-Year	15.88	15.22	13.06	11.59	13.45

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and

3      INVESCO OPPENHEIMER DISCOVERY FUND

summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER DISCOVERY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 3.64% during the one-year reporting period, outperforming the Russell 2000 Growth Index’s (the “Index”) return of -11.02%. The Fund’s outperformance versus the Index was largely the result of very favorable stock selection in the Information Technology, Industrials, and Consumer Discretionary sectors. The Fund marginally underperformed the Index in the Real Estate and Utilities sectors, due to an underweight allocation to these areas.

MARKET OVERVIEW

The reporting period encompassed a difficult environment for small-cap equities in general, as the major U.S. small cap indices have significantly lagged the large and mid-cap portions of the U.S. equity market over the last fiscal period. The last quarter of 2018, in particular, saw a significant sell-off in small-caps, and even after a rally to begin 2019, small-cap markets have still not regained their high-water mark that occurred in September of 2018. After years of relatively smooth upward equity moves, volatility has made a comeback. This has been due to a combination of the U.S. Administration’s trade wars, a rise in geopolitical tensions, and the prospect of rising interest rates interrupting the upward march of the equity markets. Uncertainty has hurt equities in general, but small-cap equities in particular, due to the “risk-off” behavior of investors searching for more stability. In general, the market has traded sideways to close the reporting period

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER DISCOVERY FUND

as investors try to balance fear and greed in the face of conflicting economic data and heated political rhetoric from leaders across the world.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Roku, Inc., Coupa Software, Inc. and Trade Desk, Inc.

Roku is one of the leading platforms for streaming TV in the U.S. The company has posted strong results as consumers continue to cut the cord and plug into Roku, demonstrating both the secular shift towards over-the-top video consumption and management’s adept ability to exploit the trend.

Coupa Software is a software company that enables businesses to manage their spending in a more centralized, efficient manner. Their software-as-a-service cloud delivery model is superior to that of legacy players in the space, and they are rapidly growing their market share while also continuing penetration with existing customers.

Trade Desk is a technology company that empowers buyers of digital advertising. The company comfortably beat 4Q18 street consensus and guided to higher than expected revenue for fiscal year 2019.

Detractors from the Fund’s performance this reporting period included Ligand Pharmaceuticals, Inc., Inogen, Inc. and
SiteOne Landscape Supply, Inc.

Ligand Pharmaceuticals is a biopharma company that operates a lean business model licensing its intellectual property to numerous partners in return for milestones and royalties. The stock underperformed during the period due to a critical research report that questioned the long-term value of Ligand’s portfolio of future milestone payments. We have exited this position.

Inogen, Inc. is a leader in the portable oxygen concentrator segment of the $3 billion domestic home oxygen therapy market. They reported strong revenue growth but accelerated hiring of new salespeople, which has hurt profitability. We exited our position during the reporting period.

SiteOne Landscape Supply distributes commercial and residential landscape supplies. Its shares experienced volatility related to weak performance among housing related securities. We have exited our position.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

6      INVESCO OPPENHEIMER DISCOVERY FUND

Looking forward, we expect the growth rate of the U.S. economy to moderate from roughly 3% in 2018 to around 2% this year while remaining stronger than many other economies around the world. Prior interest rate increases by the Federal Reserve, waning benefit from fiscal stimulus, weaker overseas economies and trade war fallout are the primary reasons for this slowdown. Moderating economic growth and rising cost pressure will combine to materially slow the pace of earnings growth in 2019. Meanwhile, market volatility has increased from unusually low levels, partly due to political and policy turmoil in Washington D.C.

While the recent sharp advance in equity prices may be followed by short-term consolidation, we are optimistic about the prospects for small and mid-cap growth stocks. Although equity valuations have rebounded, our holdings growth trajectory remains superior to the current corporate profit environment, with strong EPS growth for the companies in the Discovery Fund during the reporting period. We believe that companies with strong secular growth profiles will outperform those in cyclical industries over the intermediate future.

7      INVESCO OPPENHEIMER DISCOVERY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Repligen Corp.	2.4%
RBC Bearings, Inc.	2.1
Trade Desk, Inc. (The), Cl. A	2.1
Pool Corp.	2.1
Insulet Corp.	2.1
Bright Horizons Family Solutions, Inc.	2.1
Planet Fitness, Inc., Cl. A	2.0
Roku, Inc., Cl. A	2.0
RingCentral, Inc., Cl. A	2.0
Coupa Software, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES
Software	17.0%
Health Care Equipment & Supplies	9.3
Machinery	6.8
Biotechnology	5.7
Aerospace & Defense	5.2
Hotels, Restaurants & Leisure	4.8
IT Services	4.1
Life Sciences Tools & Services	3.9
Diversified Consumer Services	3.7
Semiconductors & Semiconductor Equipment	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

8      INVESCO OPPENHEIMER DISCOVERY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	3.64%	12.86%	15.88%
Class C (ODICX)	10/2/95	2.85	12.01	14.99
Class R (ODINX)	3/1/01	3.36	12.57	15.57
Class Y (ODIYX)	6/1/94	3.89	13.13	16.23
Class R5[1] (DIGGX)	5/24/19	3.75	12.88	15.89
Class R6 (ODIIX)	1/27/12	4.06	13.33	14.77	[2]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	-2.07%	11.59%	15.22%
Class C (ODICX)	10/2/95	2.04	12.01	14.99
Class R (ODINX)	3/1/01	3.36	12.57	15.57
Class Y (ODIYX)	6/1/94	3.89	13.13	16.23
Class R5[1] (DIGGX)	5/24/19	3.75	12.88	15.89
Class R6 (ODIIX)	1/27/12	4.06	13.33	14.77	[2]

1 Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2 Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

9      INVESCO OPPENHEIMER DISCOVERY FUND

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      INVESCO OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      INVESCO OPPENHEIMER DISCOVERY FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,107.90	$5.70
Class C	1,000.00	1,103.60	9.80
Class R	1,000.00	1,106.40	7.08
Class Y	1,000.00	1,109.40	4.42
Class R5	1,000.00	1,109.10	2.09
Class R6	1,000.00	1,110.20	3.52

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.81	5.46
Class C	1,000.00	1,015.93	9.39
Class R	1,000.00	1,018.50	6.79
Class Y	1,000.00	1,021.02	4.24
Class R5	1,000.00	1,021.53	3.73
Class R6	1,000.00	1,021.88	3.37

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.07%
Class C	1.84
Class R	1.33
Class Y	0.83
Class R5	0.73
Class R6	0.66

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

12      INVESCO OPPENHEIMER DISCOVERY FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      INVESCO OPPENHEIMER DISCOVERY FUND

SCHEDULE OF INVESTMENTS August 31, 2019

	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—18.3%
Distributors—2.1%
Pool Corp.	286,250	$56,213,775
Diversified Consumer Services—3.7%
Bright Horizons Family Solutions, Inc.[1]	338,078	55,799,774
Strategic Education, Inc.	255,340	43,211,188
		99,010,962
Entertainment—0.8%
Zynga, Inc., Cl. A1	3,985,100	22,754,921
Hotels, Restaurants & Leisure—4.8%
Choice Hotels International, Inc.	241,310	21,954,384
Eldorado Resorts, Inc.[1]	173,080	6,665,311
Planet Fitness, Inc., Cl. A1	775,800	54,779,238
Wingstop, Inc.	455,450	45,622,426
		129,021,359
Household Durables—2.0%
Roku, Inc., Cl. A1	360,990	54,639,446
Internet & Catalog Retail—1.6%
Etsy, Inc.[1]	839,720	44,328,819
Media—1.3%
Cable One, Inc.	26,220	34,023,596
Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc.[1]	192,190	10,656,936
Specialty Retail—1.2%
Boot Barn Holdings, Inc.[1]	975,830	33,422,178
Textiles, Apparel & Luxury Goods—0.4%
Canada Goose Holdings, Inc.[1]	322,720	12,037,456
Consumer Staples—4.1%
Beverages—0.4%
Boston Beer Co., Inc. (The), Cl. A1	23,240	10,188,881
Food & Staples Retailing—0.4%
Grocery Outlet Holding Corp.[1]	278,280	11,256,426

	Shares	Value
Food Products—3.3%
Freshpet, Inc.[1]	636,810	$31,254,635
Nomad Foods Ltd.[1]	668,860	13,477,529
Post Holdings, Inc.[1]	97,230	9,692,858
Simply Good Foods Co. (The)[1]	1,194,890	35,404,591
		89,829,613
Energy—0.4%
Oil, Gas & Consumable Fuels—0.4%
Matador Resources Co.[1]	731,540	11,448,601
Financials—8.2%
Capital Markets—2.6%
Hamilton Lane, Inc., Cl. A	633,387	39,358,668
LPL Financial Holdings, Inc.	427,470	32,038,877
		71,397,545
Commercial Banks—0.4%
Pinnacle Financial Partners, Inc.	182,990	9,638,083
Insurance—3.2%
eHealth, Inc.[1]	261,740	21,805,560
Kemper Corp.	202,030	14,138,059
Kinsale Capital Group, Inc.	302,306	29,695,518
Primerica, Inc.	184,670	22,007,124
		87,646,261
Real Estate Investment Trusts (REITs)—2.0%
Americold Realty Trust	281,790	10,262,792
CoreSite Realty Corp.	161,800	18,797,924
First Industrial Realty Trust, Inc.	627,330	24,434,503
		53,495,219
Health Care—22.9%
Biotechnology—5.7%
Agios Pharmaceuticals, Inc.[1]	323,920	12,292,764
Amicus Therapeutics, Inc.[1]	873,580	8,639,706
CareDx, Inc.[1]	537,140	12,257,535
Genomic Health, Inc.[1]	462,720	35,472,115
Global Blood Therapeutics, Inc.[1]	212,020	9,748,680

14      INVESCO OPPENHEIMER DISCOVERY FUND

	Shares	Value
Biotechnology (Continued)
Repligen Corp.[1]	697,503	$64,735,253
Veracyte, Inc.[1]	399,230	10,579,595
		153,725,648
Health Care Equipment & Supplies—9.3%
CryoPort, Inc.[1]	428,580	9,325,901
Glaukos Corp.[1]	298,970	19,226,761
Haemonetics Corp.[1]	120,700	16,117,071
Insulet Corp.[1]	363,750	56,079,337
iRhythm Technologies, Inc.[1]	326,810	24,876,777
Masimo Corp.[1]	297,250	45,553,562
Novocure Ltd.[1]	245,840	22,337,022
Penumbra, Inc.[1]	186,230	27,105,777
Tandem Diabetes Care, Inc.[1]	214,550	15,539,857
Wright Medical Group NV1	779,620	16,255,077
		252,417,142
Health Care Providers & Services—1.5%
Addus HomeCare Corp.[1]	76,360	6,718,153
Amedisys, Inc.[1]	175,960	22,647,811
HealthEquity, Inc.[1]	206,330	12,247,749
		41,613,713
Health Care Technology—2.5%
Inspire Medical Systems, Inc.[1]	331,380	23,034,224
Omnicell, Inc.[1]	393,170	28,229,606
Teladoc Health, Inc.[1]	311,260	18,015,729
		69,279,559
Life Sciences Tools & Services—3.9%
Adaptive Biotechnologies Corp.[1]	87,027	4,425,323
Bio-Techne Corp.	256,590	49,154,946
Medpace Holdings, Inc.[1]	279,460	22,611,109
PRA Health Sciences, Inc.[1]	301,274	29,777,922
		105,969,300
Industrials—16.9%
Aerospace & Defense—5.2%
Aerojet Rocketdyne Holdings, Inc.[1]	661,640	34,557,457
HEICO Corp.	198,305	28,688,784
Hexcel Corp.	81,370	6,847,286

	Shares	Value
Aerospace & Defense (Continued)
Kratos Defense & Security Solutions, Inc.[1]	913,440	$18,241,397
Mercury Systems, Inc.[1]	623,603	53,399,125
		141,734,049
Building Products—0.9%
Trex Co., Inc.[1]	278,300	23,802,999
Commercial Services & Supplies—3.0%
Casella Waste Systems, Inc., Cl. A1	861,480	39,197,340
Clean Harbors, Inc.[1]	269,900	19,851,145
IAA, Inc.[1]	434,113	21,206,420
		80,254,905
Machinery—6.8%
Chart Industries, Inc.[1]	517,700	32,532,268
ITT, Inc.	475,690	27,076,275
John Bean Technologies Corp.	121,760	12,458,483
Kornit Digital Ltd.[1]	697,550	19,677,886
RBC Bearings, Inc.[1]	356,490	56,870,850
Woodward, Inc.	344,470	37,151,089
		185,766,851
Professional Services—1.0%
Insperity, Inc.	278,920	27,629,815
Information Technology—25.5%
Electronic Equipment, Instruments, & Components—0.8%
Novanta, Inc.[1]	272,630	20,447,250
IT Services—4.1%
Euronet Worldwide, Inc.[1]	219,660	33,638,732
ManTech International Corp., Cl. A	480,320	33,756,890
MongoDB, Inc., Cl. A1	288,910	44,003,882
		111,399,504
Semiconductors & Semiconductor Equipment—3.6%
Lattice Semiconductor Corp.[1]	1,388,690	27,343,306
MKS Instruments, Inc.	186,430	14,595,605

15      INVESCO OPPENHEIMER DISCOVERY FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Monolithic Power Systems, Inc.	279,827	$42,130,753
Silicon Laboratories, Inc.[1]	128,520	14,008,680
		98,078,344
Software—17.0%
Alteryx, Inc., Cl. A1	264,780	37,717,911
Anaplan, Inc.[1]	566,760	30,792,071
Avalara, Inc.[1]	172,810	14,574,796
Coupa Software, Inc.[1]	387,010	53,767,299
CyberArk Software Ltd.[1]	143,770	16,151,122
Envestnet, Inc.[1]	234,820	13,434,052
Everbridge, Inc.[1]	358,467	30,899,855
Globant SA1	33,500	3,180,155
HubSpot, Inc.[1]	260,501	52,016,840
Medallia, Inc.[1]	216,110	7,697,838
Pagerduty, Inc.[1]	74,020	2,906,765
Paylocity Holding Corp.[1]	305,820	33,401,660
Q2 Holdings, Inc.[1]	345,690	31,094,816
Rapid7, Inc.[1]	422,650	22,692,079
RingCentral, Inc., Cl. A1	384,210	54,223,557

	Shares	Value
Software (Continued)
Trade Desk, Inc. (The), Cl. A1	230,320	$56,605,746
		461,156,562
Materials—1.2%
Chemicals—0.7%
Ingevity Corp.[1]	253,580	19,315,189
Containers & Packaging—0.5%
Graphic Packaging Holding Co.	998,550	13,789,975
Total Common Stocks (Cost $1,855,673,466)		2,647,390,882
Investment Company—2.2%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[2] (Cost $59,236,466)	59,236,466	59,237,118
Total Investments, at Value (Cost $1,914,909,932)	99.7%	2,706,628,000
Net Other Assets (Liabilities)	0.3	9,434,411
Net Assets	100.0%	$2,716,062,411

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $1,855,673,466)	$2,647,390,882
Affiliated companies (cost $59,236,466)	59,237,118

2,706,628,000
Cash	948,579
Receivables and other assets:
Investments sold	25,213,887
Shares of beneficial interest sold	1,208,474
Dividends	565,324
Other	163,867

Total assets	2,734,728,131
Liabilities
Payables and other liabilities:
Investments purchased	12,765,959
Shares of beneficial interest redeemed	3,841,438
Transfer and shareholder servicing agent fees	1,057,325
Distribution and service plan fees	393,715
Trustees’ compensation	254,100
Shareholder communications	218,000
Advisory fees	92,495
Administration fees	655
Other	42,033

Total liabilities	18,665,720
Net Assets	$2,716,062,411

Composition of Net Assets
Shares of beneficial interest	$1,797,761,342
Total distributable earnings	918,301,069

Net Assets	$2,716,062,411

17      INVESCO OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,432,063,733 and 17,043,755 shares of beneficial interest outstanding)	$84.02

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$88.91

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,074,588 and 1,406,786 shares of beneficial interest outstanding)	$55.50

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $53,737,496 and 703,064 shares of beneficial interest outstanding)	$76.43

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $882,529,833 and 9,104,347 shares of beneficial interest outstanding)	$96.93

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,354.36 and 135 shares of beneficial interest outstanding)	$84.11

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $269,645,407 and 2,725,887 shares of beneficial interest outstanding)	$98.92

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER DISCOVERY FUND

STATEMENT OF

OPERATIONS

	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018
Investment Income
Dividends:
Unaffiliated companies	$ 6,929,614	$6,361,961
Affiliated companies	1,393,007	788,530
Interest	19,826	17,036
Total investment income	8,342,447	7,167,527
Expenses

Advisory fees	14,155,690	14,721,592
Administration fees	100,173	—
Distribution and service plan fees:
Class A	2,800,653	3,108,644
Class B	—	24,123
Class C	1,147,588	1,473,121
Class R	226,260	253,246
Transfer and shareholder servicing agent fees:
Class A	2,352,978	2,648,628
Class B	—	5,111
Class C	226,835	297,791
Class R	89,847	102,763
Class Y	1,387,386	1,259,212
Class R5	2	—
Class R6	51,359	58,056
Shareholder communications:
Class A	126,668	15,854
Class B	—	636
Class C	8,429	2,036
Class R	4,566	671
Class Y	75,319	11,053
Class R5	1	—
Class R6	23,801	5,261
Borrowing fees	45,541	76,420
Trustees’ compensation	35,841	36,404
Custodian fees and expenses	12,511	12,144
Other	81,092	92,511
Total expenses	22,952,540	24,205,277
Less waivers and reimbursements of expenses	(178,442)	(124,394)
Net expenses	22,774,098	24,080,883
Net Investment Loss	(14,431,651)	(16,913,356)

19      INVESCO OPPENHEIMER DISCOVERY FUND

STATEMENT OF

OPERATIONS Continued

	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018
Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	$ 146,099,558	$388,319,330
Net change in unrealized appreciation/(depreciation) on:

Investment transactions in:

Unaffiliated companies	(24,323,696)	255,222,433

Affiliated companies	652	—

Net change in unrealized appreciation/(depreciation)	(24,323,044)	255,222,433
Net Increase in Net Assets Resulting from Operations	$ 107,344,863	$626,628,407

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER DISCOVERY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017

Operations
Net investment loss	$(14,431,651)	$(16,913,356)	$(13,678,519)
Net realized gain	146,099,558	388,319,330	269,499,647
Net change in unrealized appreciation/(depreciation)	(24,323,044)	255,222,433	91,674,584

Net increase in net assets resulting from operations	107,344,863	626,628,407	347,495,712
Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(179,388,791)	(140,360,259)	(48,230,462)
Class B	—	(744,703)	(797,340)
Class C	(27,366,801)	(21,255,871)	(7,335,598)
Class R	(7,472,621)	(5,925,983)	(2,196,039)
Class Y	(87,711,278)	(55,450,431)	(15,681,586)
Class R5	—	—	—
Class R6	(27,886,666)	(16,852,427)	(3,438,997)

Total distributions from distributable earnings	(329,826,157)	(240,589,674)	(77,680,022)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	115,239,397	21,856,796	(153,858,464)
Class B	—	(7,076,245)	(11,115,182)
Class C	(55,069,706)	2,015,272	(18,123,268)
Class R	4,308,971	(1,304,448)	(9,192,531)
Class Y	142,156,860	159,246,749	18,795,168
Class R5	10,497	—	—
Class R6	28,790,000	65,963,804	41,438,199

Total beneficial interest transactions	235,436,019	240,701,928	(132,056,078)
Net Assets
Total increase	12,954,725	626,740,661	137,759,612
Beginning of period	2,703,107,686	2,076,367,025	1,938,607,413

End of period	$2,716,062,411	$2,703,107,686	$2,076,367,025

1. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for a tax return of capital. For the year ended September 30, 2018, and September 30, 2017 distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Eleven Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	August 31, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$94.78	$81.76	$71.38	$71.30	$72.35	$79.80
Income (loss) from investment operations:
Net investment loss[1]	(0.50)	(0.65)	(0.53)	(0.51)	(0.49)[2]	(0.66)
Net realized and unrealized gain (loss)	1.69	23.33	13.84	5.23	6.45	(0.80)
Total from investment operations	1.19	22.68	13.31	4.72	5.96	(1.46)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(11.95)	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)
Net asset value, end of period	$84.02	$94.78	$81.76	$71.38	$71.30	$72.35

Total Return, at Net Asset Value[3]	4.57%	30.77%	19.44%[4]	6.81%[4]	8.43%	(2.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,432,064	$1,442,859	$1,208,643	$1,202,463	$1,244,242	$1,258,537
Average net assets (in thousands)	$1,297,109	$1,319,450	$1,173,288	$1,182,925	$1,334,300	$1,469,328
Ratios to average net assets:[5]
Net investment loss	(0.70)%	(0.76)%	(0.72)%	(0.76)%	(0.66)%[2]	(0.87)%
Expenses excluding specific expenses listed below	1.08%	1.07%	1.11%	1.11%	1.10%	1.12%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.08%	1.07%	1.11%	1.11%	1.10%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%[8]	1.07%[8]	1.10%	1.11%[8]	1.10%[8]	1.12%[8]
Portfolio turnover rate[9]	83%	91%	107%	89%	88%	87%

22      INVESCO OPPENHEIMER DISCOVERY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Eleven Months Ended August 31, 2019	1.08%
Year Ended September 30, 2018	1.07%
Year Ended September 30, 2017	1.11%
Year Ended September 30, 2016	1.11%
Year Ended September 30, 2015	1.10%
Year Ended September 30, 2014	1.12%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Eleven Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$67.90	$61.61	$54.91	$56.27	$58.89	$66.50
Income (loss) from investment operations:
Net investment loss[1]	(0.70)	(0.94)	(0.83)	(0.79)	(0.84)[2]	(1.02)
Net realized and unrealized gain (loss)	0.25	16.89	10.46	4.07	5.23	(0.60)
Total from investment operations	(0.45)	15.95	9.63	3.28	4.39	(1.62)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(11.95)	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)
Net asset value, end of period	$55.50	$67.90	$61.61	$54.91	$56.27	$58.89

Total Return, at Net Asset Value[3]	3.84%	29.78%	18.52%[4]	6.02%[4]	7.62%	(2.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,075	$159,027	$139,622	$141,939	$156,114	$163,675
Average net assets (in thousands)	$125,025	$148,239	$136,955	$144,380	$169,437	$187,330
Ratios to average net assets:[5]
Net investment loss	(1.47)%	(1.52)%	(1.48)%	(1.52)%	(1.41)%[2]	(1.62)%
Expenses excluding specific expenses listed below	1.84%	1.83%	1.86%	1.87%	1.86%	1.88%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.84%	1.83%	1.86%	1.87%	1.86%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%[8]	1.83%[8]	1.85%	1.87%[8]	1.86%[8]	1.88%[8]
Portfolio turnover rate[9]	83%	91%	107%	89%	88%	87%

24      INVESCO OPPENHEIMER DISCOVERY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Eleven Months Ended August 31, 2019	1.84%
Year Ended September 30, 2018	1.83%
Year Ended September 30, 2017	1.86%
Year Ended September 30, 2016	1.87%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.88%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Eleven Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$87.70	$76.52	$67.17	$67.52	$69.02	$76.59
Income (loss) from investment operations:
Net investment loss[1]	(0.62)	(0.81)	(0.68)	(0.65)	(0.65)[2]	(0.83)
Net realized and unrealized gain (loss)	1.30	21.65	12.96	4.94	6.16	(0.75)
Total from investment operations	0.68	20.84	12.28	4.29	5.51	(1.58)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(11.95)	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)
Net asset value, end of period	$76.43	$87.70	$76.52	$67.17	$67.52	$69.02

Total Return, at Net Asset Value[3]	4.32%	30.43%	19.11%[4]	6.56%[4]	8.13%	(2.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,737	$54,734	$48,470	$51,465	$52,500	$55,092
Average net assets (in thousands)	$49,521	$51,151	$48,973	$49,740	$56,234	$62,176
Ratios to average net assets:[5]
Net investment loss	(0.96)%	(1.02)%	(0.98)%	(1.02)%	(0.91)%[2]	(1.14)%
Expenses excluding specific expenses listed below	1.33%	1.33%	1.37%	1.37%	1.36%	1.39%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.33%	1.33%	1.37%	1.37%	1.36%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%[8]	1.33%[8]	1.36%	1.37%[8]	1.36%[8]	1.39%[8]
Portfolio turnover rate[9]	83%	91%	107%	89%	88%	87%

26      INVESCO OPPENHEIMER DISCOVERY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Eleven Months Ended August 31, 2019	1.33%
Year Ended September 30, 2018	1.33%
Year Ended September 30, 2017	1.37%
Year Ended September 30, 2016	1.37%
Year Ended September 30, 2015	1.36%
Year Ended September 30, 2014	1.39%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Eleven Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$106.92	$90.84	$78.81	$78.08	$78.42	$85.80
Income (loss) from investment operations:
Net investment loss[1]	(0.38)	(0.51)	(0.39)	(0.39)	(0.35)[2]	(0.50)
Net realized and unrealized gain (loss)	2.34	26.25	15.35	5.76	7.02	(0.89)
Total from investment operations	1.96	25.74	14.96	5.37	6.67	(1.39)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(11.95)	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)
Net asset value, end of period	$96.93	$106.92	$90.84	$78.81	$78.08	$78.42

Total Return, at Net Asset Value[3]	4.80%	31.07%	19.70%[4]	7.08%[4]	8.69%	(1.96)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$882,530	$791,784	$518,827	$433,404	$454,040	$438,275
Average net assets (in thousands)	$764,724	$629,608	$453,060	$427,985	$449,539	$467,755
Ratios to average net assets:[5]
Net investment loss	(0.47)%	(0.53)%	(0.48)%	(0.52)%	(0.42)%[2]	(0.61)%
Expenses excluding specific expenses listed below	0.84%	0.84%	0.87%	0.87%	0.86%	0.87%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.84%	0.84%	0.87%	0.87%	0.86%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%[8]	0.84%[8]	0.86%	0.87%[8]	0.86%[8]	0.87%[8]
Portfolio turnover rate[9]	83%	91%	107%	89%	88%	87%

28      INVESCO OPPENHEIMER DISCOVERY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.11 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Eleven Months Ended August 31, 2019	0.84%
Year Ended September 30, 2018	0.84%
Year Ended September 30, 2017	0.87%
Year Ended September 30, 2016	0.87%
Year Ended September 30, 2015	0.86%
Year Ended September 30, 2014	0.87%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended August 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$77.56
Income (loss) from investment operations:
Net investment loss[2]	(0.08)
Net realized and unrealized gain	6.63
Total from investment operations	6.55
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00
Net asset value, end of period	$84.11

Total Return, at Net Asset Value[3]	8.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$11
Ratios to average net assets:[4]
Net investment loss	(0.34)%
Expenses excluding specific expenses listed below	0.71%
Interest and fees from borrowings	0.00%
Total expenses[5]	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%
Portfolio turnover rate[6]	83%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended August 31, 2019	0.71%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER DISCOVERY FUND

Class R6	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$108.66	$92.03	$79.66	$78.73	$78.88	$86.11
Income (loss) from investment operations:
Net investment loss[1]	(0.25)	(0.35)	(0.25)	(0.24)	(0.19)[2]	(0.34)
Net realized and unrealized gain (loss)	2.46	26.64	15.55	5.81	7.05	(0.90)
Total from investment operations	2.21	26.29	15.30	5.57	6.86	(1.24)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(11.95)	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)
Net asset value, end of period	$98.92	$108.66	$92.03	$79.66	$78.73	$78.88

Total Return, at Net Asset Value[3]	4.96%	31.29%	19.92%[4]	7.28%[4]	8.88%	(1.75)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269,645	$254,704	$153,563	$91,907	$76,083	$51,668
Average net assets (in thousands)	$243,024	$193,907	$123,543	$81,211	$70,840	$51,768
Ratios to average net assets:[5]
Net investment loss	(0.30)%	(0.36)%	(0.30)%	(0.33)%	(0.23)%[2]	(0.41)%
Expenses excluding specific expenses listed below	0.67%	0.67%	0.68%	0.68%	0.67%	0.67%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.67%	0.67%	0.68%	0.68%	0.67%	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%[8]	0.68%[8]	0.68%[8]	0.67%[8]	0.67%[8]
Portfolio turnover rate[9]	83%	91%	107%	89%	88%	87%

31      INVESCO OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.11 and 0.20%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Eleven Months Ended August 31, 2019	0.67%
Year Ended September 30, 2018	0.67%
Year Ended September 30, 2017	0.68%
Year Ended September 30, 2016	0.68%
Year Ended September 30, 2015	0.67%
Year Ended September 30, 2014	0.67%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

32      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Discovery Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund’s fiscal year end changed from September 30 to August 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange

33      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information,

34      INVESCO OPPENHEIMER DISCOVERY FUND

relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

35      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$149,481,837	$—	$780,657,609

36      INVESCO OPPENHEIMER DISCOVERY FUND

1. At period end, the Fund elected to defer $11,601,896 of late year ordinary losses.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income

$2,839,621	$2,839,621

The tax character of distributions paid during the reporting periods:

	Eleven Months
	Ended August 31,	Year Ended
	2019	September 30, 2018

Distributions paid from:
Ordinary income	$24,397,901	$—
Long-term capital gain	305,428,256	240,589,674

Total	$329,826,157	$240,589,674

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,925,970,991

Gross unrealized appreciation	$836,840,375
Gross unrealized depreciation	(56,183,366)

Net unrealized appreciation	$780,657,009

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other

37      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.

 Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

 Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $3.5 billion	0.58
Over $5 billion	0.55

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the eleven months ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.62%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $9,689,912 in advisory fees to OFI Global Asset Management, Inc. based on the

38      INVESCO OPPENHEIMER DISCOVERY FUND

annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.08%, 1.84%, 1.33%, 0.84%, 0.73% and 0.68%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the eleven months ended August 31, 2019, the Adviser waived advisory fees of $61,480 and reimbursed class level expenses of $63,743, $2,501, $4,197, and $46,521 for Class A, Class C, Class R, and Class Y, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the eleven months ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain

39      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the eleven months ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the eleven months ended August 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the eleven months ended August 31, 2019, IDI advised the Fund that IDI retained $17,238 in front-end sales commissions from the sale of Class A shares and $1 and $856 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $63,780 in front–end sales commissions from the sale of Class A shares and $0 and $2,122 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date,

40      INVESCO OPPENHEIMER DISCOVERY FUND

under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period October 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $2,228,820, which resulted in net realized gains of $302,900. For the period May 25, 2019 to August 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities sales of $4,954,301, which resulted in net realized gains of $99,091.

41      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 5 – Trustee and Officer Fees and Benefits

The Predecessor Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,785
Payments Made to Retired Trustees	10,034
Accumulated Liability as of August 31, 2019	110,154

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury

42      INVESCO OPPENHEIMER DISCOVERY FUND

obligations and money market funds, if any) purchased and sold by the Fund during the eleven months ended August 31, 2019 was $2,033,540,823 and $2,155,298,431, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 8 – Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended August 31, 2019[1]		Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,476,972	$117,130,009	849,742	$72,180,230	773,705	$ 56,992,890
Dividends and/or distributions reinvested	2,643,860	175,869,552	1,819,991	137,409,312	685,854	47,118,168
Redeemed	(2,301,009)	(177,760,164)	(2,229,176)	(187,732,746)	(3,521,042)	(257,969,522)

Net increase (decrease)	1,819,823	$115,239,397	440,557	$21,856,796	(2,061,483)	$(153,858,464)

Class B
Sold	—	$—	344	$20,579	1,479	$ 78,954
Dividends and/or distributions reinvested	—	—	14,290	743,792	15,749	790,141
Redeemed[2]	—	—	(136,690)	(7,840,616)	(224,087)	(11,984,277)

Net decrease	—	$—	(122,056)	$(7,076,245)	(206,859)	$(11,115,182)

Class C
Sold	210,389	$10,535,363	186,599	$11,533,313	156,824	$ 8,725,541
Dividends and/or distributions reinvested	611,268	27,005,837	384,584	20,929,050	136,985	7,135,530
Redeemed	(1,757,108)	(92,610,906)	(495,236)	(30,447,091)	(612,561)	(33,984,339)

Net increase (decrease)	(935,451)	$(55,069,706)	75,947	$2,015,272	(318,752)	$(18,123,268)

Class R
Sold	134,747	$9,594,804	91,822	$7,216,024	103,690	$ 7,136,646
Dividends and/or distributions reinvested	120,611	7,312,628	82,351	5,765,394	32,915	2,121,058
Redeemed	(176,401)	(12,598,461)	(183,467)	(14,285,866)	(269,402)	(18,450,235)

Net increase (decrease)	78,957	$4,308,971	(9,294)	$(1,304,448)	(132,797)	$ (9,192,531)

43      INVESCO OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Eleven Months Ended August 31, 2019[1]		Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class Y
Sold	4,076,290	$361,589,572	3,300,856	$319,180,547	1,921,540	$157,753,019
Dividends and/or distributions reinvested	1,124,201	86,125,039	640,584	54,456,069	202,529	15,430,655
Redeemed	(3,501,865)	(305,557,751)	(2,246,955)	(214,389,867)	(1,912,116)	(154,388,506)

Net increase	1,698,626	$142,156,860	1,694,485	$159,246,749	211,953	$18,795,168

Class R5[3]
Sold	135	$10,497	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	135	$10,497	—	$—	—	$—

Class R6
Sold	597,631	$53,150,583	897,349	$89,781,306	799,023	$65,281,231
Dividends and/or distributions reinvested	357,109	27,886,666	195,322	16,852,427	44,610	3,438,520
Redeemed	(572,925)	(52,247,249)	(417,164)	(40,669,929)	(328,771)	(27,281,552)

Net increase	381,815	$28,790,000	675,507	$65,963,804	514,862	$41,438,199

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

44      INVESCO OPPENHEIMER DISCOVERY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Oppenheimer Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations and the statement of changes in net assets for the period from October 1, 2018 to August 31, 2019, including the related notes, and the financial highlights for each of the periods ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and changes in its net assets for the period from October 1, 2018 August 31, 2019 and the financial highlights for each of the periods ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Discovery Fund (formerly known as Oppenheimer Discovery Fund) as of and for the period ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of operations, the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

45      INVESCO OPPENHEIMER DISCOVERY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

/s/PricewaterhouseCoopers LLP

Houston, TX

October 29, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46      INVESCO OPPENHEIMER DISCOVERY FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

47      INVESCO OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $11.05787 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 7, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $6,571,830 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

48      INVESCO OPPENHEIMER DISCOVERY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Discovery Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

49      INVESCO OPPENHEIMER DISCOVERY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

50      INVESCO OPPENHEIMER DISCOVERY FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub- Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub- Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

51      INVESCO OPPENHEIMER DISCOVERY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

52      INVESCO OPPENHEIMER DISCOVERY FUND

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

53      INVESCO OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

54      INVESCO OPPENHEIMER DISCOVERY FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Discovery Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Discovery Fund into Invesco Oppenheimer Discovery Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	14,878,473	992,362	967,472	0

55      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			230	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

56      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

57      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

58      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	230	None

59      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	230	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

60      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

61      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	230	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

62      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Christopher L. Wilson (Continued)		consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

63      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,	N/A	N/A

64      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

			N/A	N/A

65      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)

Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

66      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

67      INVESCO OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

68      INVESCO OPPENHEIMER DISCOVERY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W. Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers

LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

Citibank, N.A.

111 Wall Street

New York, NY 10005

69      INVESCO OPPENHEIMER DISCOVERY FUND

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1 NTD

70      INVESCO OPPENHEIMER DISCOVERY FUND

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71      INVESCO OPPENHEIMER DISCOVERY FUND

INVESCO’S PRIVACY NOTICE Continued

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72      INVESCO OPPENHEIMER DISCOVERY FUND

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73      INVESCO OPPENHEIMER DISCOVERY FUND

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Invesco Distributors, Inc.	O-DIS-AR-1 10282019

Shareholder Report for the Eleven Months Ended 8/31/2019

Invesco

Oppenheimer

Master Loan Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Master Loan Fund, LLC. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Invesco Oppenheimer Master J.P. Morgan Leveraged		Credit Suisse
	Loan Fund	Loan Index	Leveraged Loan Index

1-Year	-1.21%	3.61%	3.38%

5-Year	3.36	4.20	3.92

10-Year	5.91	5.78	5.68

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price and reinvested. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3       INVESCO OPPENHEIMER MASTER LOAN FUND

Fund Performance Discussion

The Master Loan Fund returned -1.21% during the one-year reporting period ending August 31, 2019, underperforming the J.P. Morgan Leveraged Loan Index (the “Index”), which returned +3.61%.

MARKET HIGHLIGHTS

During the fiscal period ending August 31, 2019 the markets saw increased volatility as growing trade tensions with China, a slowing global economy and a reversal in Fed policy from a tightening stance to one of easing heightened investor uncertainty. At the end of that time period the Federal Reserve cut interest rates 25 basis points, and the yield of the UST 10 year dropped 122 basis points from a high of 3.23% in November, 2018 to 2.01%. Commodity prices also experienced increased volatility with Oil and Natural Gas trading down 14% and 20% respectively.

The J.P. Morgan Leveraged Loan Index returned +3.61% for the period and continued to demonstrate less sensitivity to the increased volatility across equity and commodity markets and a declining interest rate environment. In comparison, high yield, as represented by the J.P. Morgan Domestic High Yield Index, returned 6.42% as dissipated fears of rising rates spurred renewed investor appetite for the asset class.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4       INVESCO OPPENHEIMER MASTER LOAN FUND

FUND REVIEW

The primary detractors from relative performance this period were security selection in the Diversified Media and Metals & Mining sectors. The loans of a company in the Diversified Media sector experienced significant pressure as the issuer’s equity sponsor unexpectedly ceased the funding it had been providing to company. The secured creditors have organized an Ad-Hoc committee and are working towards restructuring the company’s balance sheet to maximize recoveries on the loans. In the Metals and Mining sector the securities of two coal producers experienced pressure as the Coal industry has been out of favor and commodity prices have declined. We are constructive on each of these companies, as our valuations exceed currently depressed trading levels.

During the reporting period, the Fund experienced its strongest outperformance versus the Index from security selection in the Gaming sector, as it was announced that one of our Gaming companies was being acquired at a premium, which resulted in substantial price appreciation. Another strong driver of performance was from security selection in the Transportation sector.

STRATEGY & OUTLOOK

At the end of the reporting period, relative to the Index, the Fund had modest overweights in the Broadcasting, Metals and Mining, and Telecommunications sectors and modest underweights in the Technology, Healthcare, and Retail sectors. As a result of the elevated volatility in the markets, the team identified attractive opportunities in some lower single B rated loans, as they experienced more price pressure than larger double B rated loans.

At period end, the overall credit quality of the loan market is also solid with defaults of approximately 1.5%. While select sectors, such as Healthcare and Retail, are experiencing challenges specific to their industries, we believe credit fundamentals can continue to remain solid.

5       INVESCO OPPENHEIMER MASTER LOAN FUND

Top Holdings and Allocations

TOP FIVE DEBT HOLDINGS
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.612% [LIBOR4+650], 10/13/22	1.7%
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25	1.7
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862% [LIBOR4+275], 12/23/24	1.5
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.362% [LIBOR4+725], 10/17/22	1.4
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.374% [LIBOR4+825], 2/23/22	1.3
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862% [LIBOR4+275], 1/31/25	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
BBB	1.6%
BB	28.7
B	48.1
CCC	4.4
CC	0.1
Unrated	17.1

The percentages above are based on the market value of the Fund’s securities as of August 31, 2019, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, Invesco Advisers, Inc. (the “Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Invesco Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6       INVESCO OPPENHEIMER MASTER LOAN FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7       INVESCO OPPENHEIMER MASTER LOAN FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019
	$1,000.00	$983.40	$2.95

Hypothetical (5% return before expenses)
	1,000.00	1,022.23	3.01
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 is as follows:

Expense Ratio
0.59%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS August 31, 2019

	Principal Amount	Value
Corporate Loans*—91.0%
Consumer Discretionary—28.2%
Distributors—1.1%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B7, 4.862%, [LIBOR12+275], 11/17/25[1]	$543,982	$546,533
Tranche B8, 4.862%, [LIBOR12+275], 8/17/26[1]	574,890	577,868
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR4+350], 9/26/24[1]	862,364	805,055
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.112%, [LIBOR12+500], 9/25/24[1]	2,418,916	2,307,234
Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.944%, [LIBOR4+475], 12/12/22[1]	598,951	470,673
Jo-Ann Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.259%, [LIBOR4+500], 10/20/23[1]	319,149	248,006
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.506%, [LIBOR4+325], 1/26/23[1]	911,176	657,564
United Natural Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.362%, [LIBOR12+425], 10/22/25[1]	2,007,250	1,667,694

		7,280,627

Diversified Consumer Services—1.2%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.612%, [LIBOR4+450], 5/8/20[1]	4,586,681	2,557,075
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.319%, [LIBOR4+500], 4/1/21[1]	5,167,635	4,767,144
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.069%, [LIBOR4+875], 4/1/22[1]	760,036	578,893

		7,903,112

Hotels, Restaurants & Leisure—6.5%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.734%, [LIBOR12+350], 5/30/25[1]	357,990	348,951
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862%, [LIBOR4+275], 12/23/24[1]	10,164,324	10,030,307
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.08%, [LIBOR4+375], 7/8/22[1]	841,362	807,707
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.12%, [LIBOR12+200], 12/27/24[1]	845,791	847,905
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.362%, [LIBOR12+225], 4/18/24[1]	1,864,058	1,866,388
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.612%, [LIBOR12+250], 2/1/24[1]	3,333,031	3,274,186
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.375%-4.50%, [LIBOR4+225], 4/17/24[1]	1,442,628	1,441,503
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.112%, [LIBOR12+300], 5/9/24[1]	2,235,163	2,238,516
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.112%, [LIBOR12+200], 11/30/23[1]	184,852	185,339

9       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%, [LIBOR4+300], 12/1/23[1]	$1,195,989	$1,184,627
GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.652%, [LIBOR4+275], 3/29/24[1]	1,238,234	1,240,364
LTI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR12+350], 9/6/25[1]	553,637	524,108
Nascar Holdings Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.275%, 7/26/26[1]	1,005,000	1,011,492
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.862%-4.896%, [LIBOR6+275], 8/14/24[1]	6,444,976	6,379,173
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 5.112%, [LIBOR4+300], 4/1/24[1]	1,800,977	1,802,949
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.101%, [LIBOR4+350], 7/10/25[1]	3,892,594	3,909,352
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.62%, [LIBOR12+250], 6/8/23[1]	3,324,532	3,335,453
Topgolf International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.701%, [LIBOR12+550], 2/8/26[1]	204,488	206,021
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.612%, [LIBOR12+350], 11/15/20[1]	1,936,700	1,810,815
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.98%-7.07%, [LIBOR12+475], 11/29/24[1]	580,514	581,332
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.862%, [LIBOR4+200], 5/30/25[1]	250,600	251,679

		43,278,167

Household Durables—3.4%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR4+350], 9/27/24[1]	1,825,156	1,821,168
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.612%, [LIBOR12+450], 4/6/24[1]	1,979,920	1,970,020
Callaway Golf Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.713%, [LIBOR12+450], 12/14/25[1]	317,373	322,100
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.463%, [LIBOR4+225], 4/7/25[1]	2,819,188	2,736,727
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.23%, [LIBOR4+500], 5/1/24[1]	1,065,948	959,354
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.612%-5.902%, [LIBOR12+350], 2/28/25[1]	326,942	317,134
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.21%, [LIBOR12+400], 3/11/22[1]	2,149,967	2,092,187
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.624%, [LIBOR12+350], 9/7/23[1]	4,649,497	3,728,897
Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.195%, [LIBOR12+400], 6/16/25[1]	2,432,795	2,125,046

10       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Household Durables (Continued)
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.682%-5.701%, [LIBOR4+350], 11/8/23[1]	$6,752,973	$4,535,735
SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.395%, [LIBOR12+425], 6/15/25[1]	1,715,456	1,699,374
Varsity Brands Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR12+350], 12/16/24[1]	283,474	276,614

		22,584,356

Media—15.9%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.362%, [LIBOR4+325], 9/26/21[1]	3,767	1,312
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.945%, [LIBOR4+275], 7/15/25[1]	2,734,252	2,658,485
Tranche B13, 6.197%, [LIBOR4+400], 8/14/26[1]	4,198,275	4,170,734
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.89%, [LIBOR4+275], 11/18/24[1]	749,151	749,698
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 9.682%, [LIBOR12+750], 2/15/23[1]	1,252,278	1,039,391
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 9.50% PIK Rate, 3.314% Cash Rate, LIBOR12+100], 8/15/23[1,2]	1,271,631	604,025
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.445%, [LIBOR12+225], 7/17/25[1]	3,246,405	3,238,289
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.668%-11.75%, [LIBOR6+750], 2/28/20[1,3]	479,908	443,915
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.756%, [LIBOR4+550], 2/28/20[1]	3,851,613	652,848
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 0.50%, 2/28/20[1,3,4]	33,777	31,243
EW Scripps Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR12+275], 5/1/26[1]	2,372,813	2,377,024
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.014%, [LIBOR12+250], 1/2/26[1]	5,000,000	5,008,325
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 7.08%, [LIBOR4+475], 11/3/23[1]	827,815	650,456
iHeartCommunications, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.23%, [LIBOR12+400], 5/1/26[1]	2,220,196	2,230,331
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.895%, [LIBOR4+375], 11/27/23[1]	3,120,000	3,123,900
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.125%, [LIBOR12+300], 12/18/24[1]	6,950,000	6,948,228
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.695%, [LIBOR4+350], 1/7/22[1]	2,324,094	2,309,568
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.87%, [LIBOR4+250], 10/4/24[1]	1,627,703	1,431,019

11       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.07%, [LIBOR4+575], 8/13/21[1]	$2,512,505	$2,492,103
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.62%, [LIBOR4+250], 7/3/25[1,3]	1,760,000	1,757,800
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 6.62%, [LIBOR4+450], 7/3/26[1]	995,000	972,613
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.093%, [LIBOR12+375], 9/13/24[1]	2,000,000	1,987,080
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.612%, [LIBOR4+650], 10/13/22[1,3]	11,700,000	11,641,500
NEP Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.362%, [LIBOR4+325], 10/20/25[1]	6,791,087	6,645,079
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.253%, [LIBOR4+275], 6/19/26[1]	6,900,000	6,912,317
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.112%, [LIBOR12+300], 2/1/24[1]	4,885,434	4,846,766
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.112%, [LIBOR12+300], 11/8/24[1]	2,000,000	2,001,720
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR4+275], 7/31/25[1]	1,893,495	1,834,323
Sinclair Television Group Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.42%, [LIBOR12+325], 7/18/26[1]	1,020,000	1,022,336
Tranche B, 4.70%, [LIBOR4+250], 9/30/26[1]	658,945	659,630
SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.08%, [LIBOR4+275], 5/3/25[1]	1,360,796	1,267,241
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.874%, [LIBOR4+275], 12/6/23[1]	1,069,198	958,268
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.445%, [LIBOR12+225], 8/15/26[1]	2,830,000	2,826,816
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 4.862%, [LIBOR12+275], 3/15/24[1]	5,279,847	5,060,153
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.695%, [LIBOR12+250], 1/15/26[1]	4,265,000	4,269,500
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.395%, [LIBOR12+325], 8/18/23[1]	4,028,410	3,882,380
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.87%, [LIBOR6+275], 5/18/25[1]	1,410,000	1,375,455
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.695%, [LIBOR12+250], 4/15/25[1]	6,145,000	6,112,032

		106,193,903

Multiline Retail—0.1%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1.00% PIK Rate, 7.729% Cash Rate, [LIBOR12+650], 10/25/23[1,2]	1,425,256	1,169,608

12       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Consumer Staples—2.8%
Beverages—2.8%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.362%, [LIBOR12+225], 2/16/24[1]	$1,700,000	$1,699,974
Chobani LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.84%, [LIBOR12+350], 10/10/23[1]	2,000,000	1,973,000
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%-4.917%, [LIBOR12+275], 4/6/24[1]	2,370,737	2,345,548
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.80%, [LIBOR12+368.75], 5/23/25[1]	1,408,083	1,372,916
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.362%-4.833%, [LIBOR12+225], 8/3/22[1]	1,165,074	1,164,760
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.55%, [LIBOR12+325], 2/5/25[1]	3,070,411	3,053,385
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.932%, [LIBOR12+175], 4/3/25[1]	346,121	346,228
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.445%, [LIBOR12+225], 5/15/24[1]	2,052,285	2,044,589
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR12+350], 4/19/24[1]	767,519	559,905
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.32%, [LIBOR4+325], 7/2/25[1]	3,040,727	3,029,325
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.768%, [LIBOR4+325], 3/28/25[1]	1,267,200	1,270,368

		18,859,998

Energy—3.6%
Energy Equipment & Services—3.0%
AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.83%, [LIBOR4+550], 8/1/25[1]	1,240,949	1,218,457
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.695%, [LIBOR12+650], 3/30/23[1,3]	843,555	818,248
Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.169%, [LIBOR12+400], 5/21/25[1]	320,115	289,169
Blackstone CQP Holdco LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.953%, [LIBOR4+350], 9/30/24[1]	2,000,000	2,003,130
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.984%, [LIBOR12+375], 10/2/23[1]	2,954,774	2,968,824
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.506%, [LIBOR12+525], 4/11/22[1]	2,848,091	2,524,120
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.034%, [LIBOR4+600], 7/2/23[1]	960,901	872,018
Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 9.61%, [LIBOR4+700], 8/7/20[1,3]	102,510	96,615
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.112%-6.24%, [LIBOR12+400], 2/15/24[1]	2,160,582	2,074,159
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.112%, [LIBOR12+500], 5/12/25[1]	662,274	609,710
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.33%, [LIBOR4+600], 2/21/21[1]	4,100,490	2,445,943

13       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[1,5]	$3,666,887	$2,071,791
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[1,5]	510,679	288,534
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[1,5]	188,943	106,753
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 0.25% PIK Rate, 6.02% Cash Rate, [LIBOR4+400], 4/12/24[1,2]	2,786,085	1,923,178

		20,310,649

Oil, Gas & Consumable Fuels—0.6%
Southcross Energy Partners LP, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 10.50%,[PRIME12+525], 10/1/19[1]	820,473	836,882
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.50%,[PRIME4+525], 8/4/21[1,5]	2,601,063	1,963,803
Southcross Energy Partners LP, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 15.652% PIK Rate, 12.20% Cash Rate, [LIBOR12+1,000], 10/1/19[1,2]	806,430	822,558
Southcross Energy Partners LP, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 15.652% PIK Rate, 10.50% Cash Rate,[PRIME12+525], 10/1/19[1,2]	179,173	174,245

		3,797,488

Financials—5.1%
Commercial Banks—4.5%
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.862%-6.362%, [LIBOR4+375], 11/22/23[1]	2,796,062	2,773,545
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.269%, [LIBOR12+300], 5/9/25[1]	2,461,944	2,399,066
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862%-4.979%, [LIBOR12+275], 1/25/24[1]	1,890,306	1,891,327
Amynta Agency Borrower, Inc., Sec. Credit Facilities 1st Lien Term Loan, 6.612%, [LIBOR12+450], 2/28/25[1,3]	1,125,199	1,077,378
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.362%, [LIBOR12+425], 10/1/25[1]	5,898,218	5,761,822
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.362%, [LIBOR12+325], 8/21/25[1]	2,121,214	2,124,194
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.612%, [LIBOR12+250], 8/27/25[1]	2,593,485	2,531,889
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.267%, [LIBOR4+300], 4/25/25[1]	3,500,043	3,436,394
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, [LIBOR12+350], 12/20/24[1]	677,382	677,680
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.919%-4.979%, [LIBOR12+275], 6/28/23[1]	1,663,191	1,667,349

14       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Commercial Banks (Continued)
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.112%, [LIBOR12+300], 1/8/24[1]	$1,961,467	$1,924,994
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.112%, [LIBOR12+500], 10/24/22[1]	1,097,969	1,064,206
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%, [LIBOR4+300], 5/16/24[1]	2,758,974	2,698,056

		30,027,900

Consumer Finance—0.4%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.37%, [LIBOR12+525], 9/29/20[1]	2,234,018	2,077,637
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.24%, [LIBOR12+900], 9/29/21[1,3]	647,089	582,380

		2,660,017

Insurance—0.2%
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.612%, [LIBOR12+325], 10/22/24[1]	1,361,841	1,357,463

Health Care—6.7%
Health Care Equipment & Supplies—6.7%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.455%, [LIBOR4+612.5], 1/16/23[1]	1,052,790	953,438
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.612%, [LIBOR12+250], 2/16/23[1]	994,907	997,021
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.612%, [LIBOR4+450], 10/24/23[1]	1,303,101	1,224,915
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.625%, [LIBOR4+350], 5/4/25[1]	367,609	335,444
Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.612%, [LIBOR12+450], 6/30/25[1]	2,665,811	2,673,342
Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.201%, [LIBOR4+300], 6/2/25[1]	1,500,000	1,504,507
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.612%, [LIBOR12+275], 3/1/24[1]	3,437,206	3,404,983
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, [LIBOR12+425], 4/29/24[1]	1,736,752	1,590,934
Enterprise Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.862%, [LIBOR4+375], 10/10/25[1]	4,724,991	3,677,295
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.875%, [LIBOR4+375], 7/2/25[1]	2,162,029	2,166,093
GoodRX, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.932%, [LIBOR4+300], 10/10/25[1]	1,814,230	1,803,798
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.612%-4.902%, [LIBOR4+250], 8/18/22[1]	713,898	710,925
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.58%, [LIBOR4+325], 2/2/24[1]	690,676	692,403
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.703%, [LIBOR4+525], 11/30/21[1,5]	1,652,716	123,954

15       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.66%, [LIBOR4+600], 10/1/24[1]	$1,800,781	$1,700,837
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.08%, [LIBOR4+275], 9/24/24[1]	1,341,426	1,051,343
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.08%, [LIBOR4+300], 6/7/23[1]	4,466,120	4,164,657
New Trident Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00% PIK Rate, Tranche B, 8/1/22[1,2,3,5]	1,107,680	22,154
One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.408%, [LIBOR12+525], 11/27/22[1]	3,015,270	2,543,591
Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, [LIBOR4+325], 6/30/25[1]	3,399,356	3,215,587
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR4+300], 9/27/24[1]	810,025	765,400
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.85%, [LIBOR12+250], 3/6/25[1]	2,510,890	2,504,613
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.37%, [LIBOR4+325], 9/2/24[1]	2,408,661	2,301,777
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR12+275], 2/6/24[1]	2,985,327	2,414,383
VVC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.681%, [LIBOR4+450], 2/11/26[1]	1,760,588	1,755,640
Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.112%, [LIBOR4+300], 12/2/24[1]	666,595	650,767

		44,949,801

Industrials—17.1%
Aerospace & Defense—0.4%
Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.862%, [LIBOR4+375], 7/11/25[1]	2,671,501	2,609,161

Commercial Services & Supplies—8.3%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.069%, [LIBOR4+375], 2/27/25[1]	1,073,138	1,056,370
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.652%, [LIBOR12+325], 12/13/23[1]	5,519,741	5,285,389
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.112%, [LIBOR12+300], 8/4/22[1]	4,686,971	4,694,916
Tranche B6, 5.112%, [LIBOR12+300], 11/3/23[1]	911,672	913,217
Tranche B7, 5.112%, [LIBOR12+300], 11/3/24[1]	990,000	991,648
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.862%, [LIBOR12+375], 2/28/25[1]	2,840,972	2,855,177
Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.112%, [LIBOR4+300], 6/15/25[1]	5,761,912	5,727,715
Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.463%, [LIBOR4+325], 10/3/24[1]	2,712,170	2,656,231
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.616%, [LIBOR4+450], 12/8/23[1]	2,660,162	2,460,650

16       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
CM Acquisition Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.262%, [LIBOR4+1,000], 7/26/23[1]	$942,069	$951,490
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.02%, [LIBOR4+350], 5/24/24[1]	997,449	999,274
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.112%-6.33%, [LIBOR12+400], 5/23/25[1]	695,032	690,546
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.33%, [LIBOR4+400], 5/1/24[1]	3,368,482	3,196,555
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.819%, [LIBOR4+550], 4/1/21[1]	1,265,000	1,166,963
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 10.00%, [PRIME4+450], 9/30/22[1]	1,256,567	1,186,281
North American Lifting Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.83%, [LIBOR4+450], 11/27/20[1]	1,332,220	1,242,715
Prime Security services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.07%, 5/2/22[1]	2,000,000	2,000,730
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.83%, [LIBOR12+450], 11/1/24[1]	5,390,513	4,843,376
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.197%, [LIBOR12+500], 4/16/26[1]	4,104,713	3,952,612
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.541%, [LIBOR4+500], 3/18/26[1]	6,200,000	5,725,700
TruGreen LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.984%, [LIBOR12+375], 3/19/26[1]	329,175	331,234
US Ecology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.787%, 8/14/26[1]	495,000	497,631
Ventia Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.842%, [LIBOR4+350], 6/25/26[1,3]	1,883,787	1,886,142

		55,312,562

Industrial Conglomerates—3.7%
Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.58%, [LIBOR4+425], 6/22/25[1,3]	439,628	402,260
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR4+300], 4/1/24[1]	1,740,508	1,701,042
GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.612%, [LIBOR12+350], 2/12/25[1]	2,597,500	2,533,640
Space Exploration Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.362%, [LIBOR12+425], 11/21/25[1,3]	3,407,875	3,416,395
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.112%, [LIBOR12+300], 3/28/25[1]	1,387,307	1,334,132
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche E, 4.83%, [LIBOR12+250], 5/30/25[1]	2,536,775	2,515,453
Tranche F, 4.83%, [LIBOR12+250], 6/9/23[1]	926,748	921,781
Tranche G, 4.83%, [LIBOR4+250], 8/22/24[1]	2,529,705	2,509,632
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.33%, [LIBOR12+400], 11/30/23[1]	5,306,853	5,006,140
Welbilt, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.782%, [LIBOR4+250], 10/23/25[1]	2,000,000	1,985,830

17       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.01%, [LIBOR4+375], 4/30/25[1]	$2,429,656	$2,431,187

		24,757,492

Professional Services—0.6%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.387%-5.58%, [LIBOR4+325], 3/3/25[1]	4,106,881	3,993,942

Road & Rail—2.5%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.061%, [LIBOR12+175], 6/27/25[1]	1,183,050	1,162,347
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.83%, [LIBOR12+450], 5/18/23[1]	2,295,984	2,260,591
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.112%, [LIBOR12+500], 2/27/24[1,3]	1,784,887	1,740,264
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.112%, [LIBOR12+300], 7/29/22[1]	1,402,107	1,356,538
Tranche B2, 5.112%, [LIBOR12+300], 7/29/22[1]	156,442	151,358
Kestrel Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.266%, 8/7/26[1]	1,259,000	1,263,923
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.374%, [LIBOR4+825], 2/23/22[1,3]	8,023,792	8,546,141

		16,481,162

Transportation Infrastructure—1.6%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.40%-4.52%, [LIBOR12+225], 4/6/24[1]	526,317	516,967
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.362%, [LIBOR4+325], 3/20/25[1]	1,296,336	1,274,467
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.00%, 3/20/25 [1,4]	123,759	121,672
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.70%, [LIBOR12+350], 11/6/24[1]	1,621,790	1,619,771
Panther BF Aggregator 2 LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.612%, [LIBOR12+350], 4/30/26[1]	2,070,000	2,044,125
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.112%, [LIBOR12+400], 5/22/24[1]	3,114,538	2,997,742
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.112%, [LIBOR4+275], 10/1/25[1]	1,000,000	934,440
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.612%, [LIBOR12+275], 6/30/22[1]	1,404,450	1,396,374

		10,905,558

Information Technology—10.1%
Internet Software & Services—9.4%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.734%, [LIBOR4+350], 6/13/24[1]	1,881,458	1,819,266

18       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Internet Software & Services (Continued)
American Teleconferencing Services Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.723%, [LIBOR6+650], 12/8/21[1]	$1,013,445	$631,376
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.43%-6.445%, [LIBOR6+425], 12/15/24[1]	9,722,664	9,570,747
Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.58%, [LIBOR4+425], 10/2/25[1]	3,121,557	2,956,380
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.30%, [LIBOR4+500], 6/30/21[1]	739,599	738,675
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.21%, [LIBOR4+300], 5/1/24[1]	2,522,827	2,371,457
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.08%, [LIBOR4+275], 2/1/22[1]	2,997,376	2,999,249
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 0.75% PIK Rate, 8.57% Cash Rate, [LIBOR12+575], 4/6/22[1,2]	1,996,960	1,452,788
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.612%, [LIBOR12+275], 6/21/24[1]	934,238	910,882
Tranche B2, 4.484%, [LIBOR4+250], 11/19/21[1]	796,919	792,935
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.152%, [LIBOR12+375], 9/30/24[1]	2,500,000	2,505,163
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.362%, [LIBOR12+325], 11/29/24[1]	848,716	797,369
Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.612%, [LIBOR12+250], 7/2/25[1]	2,301,785	2,296,031
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.506%, [LIBOR4+425], 5/16/25[1]	2,076,191	2,027,535
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, [LIBOR12+325], 4/24/22[1]	5,786,459	4,866,673
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.612%, [LIBOR12+275], 6/21/24[1]	6,315,318	6,157,435
Shutterfly, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.87%, [LIBOR12+275], 8/17/24[1]	1,058,587	1,059,216
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862%, [LIBOR12+300], 2/5/24[1]	1,037,239	1,037,726
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR12+275], 3/3/23[1]	1,704,562	1,698,179
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.362%, [LIBOR4+250], 4/16/25[1]	1,508,673	1,512,354
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.362%, [LIBOR4+250], 4/16/25[1]	2,232,402	2,237,849
Sungard AS New Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.50% PIK Rate, 6.388% Cash Rate, 11/3/22[1,2]	232,097	191,867
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.112%, [LIBOR12+300], 5/1/24[1]	3,453,691	3,458,733
TIBCO Software, Inc., Sec. Credit Facilities 1st Lien Term Loan, 6.25%, [LIBOR12+400], 6/30/26[1]	370,000	370,463
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.73%, [LIBOR4+250], 9/28/24[1]	3,033,065	3,031,791

19       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.612%-6.83%, [LIBOR12+450], 1/27/23[1]	$3,276,485	$3,121,228
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.612%, [LIBOR12+250], 12/1/23[1]	1,662,614	1,645,988

		62,259,355

IT Services—0.7%
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.362%, [LIBOR12+350], 1/3/25[1]	1,609,591	1,595,845
Tranche B1, 5.362%, [LIBOR12+350], 1/3/25[1]	3,267,462	3,239,557

		4,835,402

Materials—9.4%
Chemicals—3.4%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.33%, [LIBOR4+300], 1/31/24[1]	2,828,173	2,754,386
Consolidated Energy Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.825%, [LIBOR12+250], 5/7/25[1,3]	1,994,962	1,920,151
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR4+350], 3/16/25[1]	1,773,861	1,771,271
Hexicon, Inc., Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.82%, [LIBOR4+350], 7/1/26[1,3]	495,000	495,000
INEOS US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.258%, 4/1/24[1]	2,000,000	1,968,190
Messer Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.83%, [LIBOR4+250], 3/1/26[1]	2,000,000	1,990,360
Momentive Performance Materials USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.59%, [LIBOR4+325], 5/15/24[1]	1,005,000	988,669
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.612%, [LIBOR4+350], 2/14/24[1,3]	1,755,679	1,742,512
OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.33%, [LIBOR4+425], 3/13/25[1,3]	865,651	864,569
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.063%-7.351%, [LIBOR4+475], 10/15/25[1,3]	1,376,516	1,323,176
Starfruit US Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.463%, [LIBOR12+325], 10/1/25[1]	3,960,075	3,837,135
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR4+300], 9/23/24[1]	2,745,326	2,729,032

		22,384,451

Construction Materials—1.4%
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.951%, [LIBOR4+375], 4/12/25[1]	1,731,979	1,686,515
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862%, [LIBOR12+275], 11/15/23[1]	3,850,769	3,817,479
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.42%, [LIBOR12+225], 2/8/25[1]	2,000,000	1,936,660

20       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Construction Materials (Continued)
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.112%, [LIBOR12+325], 2/28/24[1,3]	$1,619,218	$1,601,002

		9,041,656

Containers & Packaging—2.4%
Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.624%, [LIBOR12+450], 7/31/25[1]	900,900	877,251
Berry Global Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.701%, [LIBOR12+250], 7/1/26[1]	2,375,000	2,377,506
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.59%, [LIBOR12+325], 4/3/24[1]	4,354,777	4,243,643
Clearwater Paper Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.438%, [LIBOR4+325], 7/26/26[1,3]	575,000	577,156
Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.569%, [LIBOR4+325], 6/29/25[1]	2,889,814	2,762,590
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.62%, [LIBOR12+250], 10/14/24[1]	1,520,430	1,517,770
Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.932%, [LIBOR4+300], 3/7/25[1]	553,014	533,429
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.862%, [LIBOR12+300], 2/5/23[1]	3,395,339	3,397,462

		16,286,807

Metals & Mining—2.1%
Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.313%, [LIBOR4+375], 6/1/25[1]	533,810	442,692
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 9.362%, [LIBOR4+725], 10/17/22[1]	19,202,312	9,518,874
Tranche B3, 9.862%, [LIBOR12+775], 10/17/22[1]	5,454,160	2,699,809
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR12+275], 3/31/25[1]	1,193,306	1,179,142

		13,840,517

Paper & Forest Products—0.1%
Thor Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, [LIBOR4+375], 2/1/26[1]	801,391	781,023

Telecommunication Services—5.8%
Diversified Telecommunication Services—5.8%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.862%, [LIBOR4+275], 1/31/25[1]	8,014,907	7,913,479
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.484%, [LIBOR12+325], 10/2/24[1]	2,000,000	1,996,070
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.12%, [LIBOR12+300], 10/5/23[1]	4,166,779	4,001,254
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.34%, [LIBOR4+325], 5/27/24[1]	2,502,732	2,142,339
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.87%, [LIBOR12+375], 6/15/24[1]	1,770,345	1,753,871

21       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Sunguard Equity., Sr. Sec. Credit Debtor in Possession Facilities 1st Lien Term Loan, 12.20%-12.22%, [LIBOR12+1,000], 10/7/19[1,3]	$695,579	$688,623
Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.597% PIK Rate, [LIBOR4+750], 5/4/23[1,2,5]	5,774,720	3,638,073
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.09%, [LIBOR4+450], 8/6/21[1]	3,913,281	3,267,590
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.09% PIK Rate, [LIBOR4+950], 2/4/22[1,2]	2,189,596	704,316
NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.612%, [LIBOR12+350], 8/8/24[1]	2,346,121	2,281,603
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.625%, [LIBOR12+250], 2/2/24[1]	7,430,457	7,393,305
Tranche B1, 5.50%, [LIBOR12+300], 2/2/24[1]	2,000,000	1,998,440
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 10.25%, [PRIME4+500], 3/29/21[1,5]	1,051,014	1,071,672

		38,850,635

Utilities—2.2%
Electric Utilities—2.2%
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.612%, [LIBOR12+250], 1/15/25[1]	1,254,085	1,252,518
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B10, 4.612%, [LIBOR12+250], 8/12/26[1]	578,596	577,873
Tranche B5, 4.83%, [LIBOR4+250], 1/15/24[1]	831,380	831,713
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%-5.58%, [LIBOR12+325], 6/28/23[1]	1,382,951	1,380,185
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.451%, [LIBOR12+425], 5/2/25[1]	2,579,994	2,463,894
Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.66%, [LIBOR12+425], 6/2/25[1]	1,014,228	974,926
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.862%, [LIBOR12+375], 1/30/24[1]	2,481,142	2,396,784
Tranche C, 5.862%, [LIBOR12+375], 1/30/24[1]	139,996	135,236
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.33%, [LIBOR4+700], 10/18/22[1,3]	1,089,200	1,081,031
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.33%, [LIBOR4+400], 11/9/20[1]	2,024,487	1,772,691
Talent Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.088%, [LIBOR12+375], 7/8/26[1,3]	1,705,000	1,683,688

		14,550,539

Total Corporate Loans (Cost $648,792,884)		607,263,351

Corporate Bonds and Notes—2.8%
Erickson Air-Crane, Inc., 6.00% Sub. Nts., 11/2/20[3,5]	644,070	—
iHeartCommunications, Inc., 8.375% Sr. Unsec. Nts., 5/1/27	217,372	235,577
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[6]	6,170,000	6,443,794
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	12,450,000	11,158,312

22       INVESCO OPPENHEIMER MASTER LOAN FUND

	Principal Amount	Value
Corporate Bonds and Notes (Continued)
United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/26	$1,135,000	$1,008,028

Total Corporate Bonds and Notes (Cost $19,208,461)		18,845,711

	Shares
Common Stocks—4.3%
Arch Coal, Inc., Cl. A	179,075	13,709,982
Ascent Resources - Marcellus LLC, Cl. A7	606,015	1,643,816
Avaya Holdings Corp.[7]	280,586	3,961,874
Caesars Entertainment Corp.[7]	100	1,151
Catalina Marketing Corp. (Pacifico, Inc.)[3,7]	19,788	103,887
Clear Channel Outdoor Holdings, Inc., Cl. A7	879,218	2,285,967
Crossmark Holdings, Inc.[3,7]	12,561	942,075
Everyware Global, Inc.[3,7]	106,918	160,377
Gymboree Corp. (The)[3,8]	76,198	57,149
Gymboree Holding Corp.[3,8]	217,169	217
Harvey Gulf International Marine LLC[3,7]	12,360	154,500
iHeartMedia, Inc., Cl. A7	373,898	5,159,792
Larchmont Resources LLC[3,7]	136	34,075
Millennium Corporate Claim Litigation Trust[3,7]	5,431	—
Millennium Lender Claim Litigation Trust[3,7]	10,862	—
New Millennium Holdco, Inc.[7]	111,266	9,736
Quicksilver Resources, Inc.[3,7]	11,634,576	—
Sabine Oil & Gas Holdings, Inc.	1,419	74,497
Sunguard Equity[7]	3,420	101,459
Templar Energy, Cl. A3,7	154,052	—

Total Common Stocks (Cost $51,369,016)		28,400,554

	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Exp. 4/3/23[3,7]	156,901	4,707
Media General, Inc. Rts., Exp. 12/31/49[3,7,9]	781,336	45,317
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[3,7]	4,424	46,452
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[3,7]	929	11,613

Total Rights, Warrants and Certificates (Cost $607,580)		108,089

	Shares
Investment Company—8.2%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%[10] (Cost $55,070,437)	55,070,437	55,071,042
Total Investments, at Value (Cost $775,048,378)	106.3%	709,688,747
Net Other Assets (Liabilities)	(6.3)	(42,174,635)
Net Assets	100.0%	$667,514,112

Footnotes to Statement of Investments

* Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

23       INVESCO OPPENHEIMER MASTER LOAN FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

1. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

2. Interest or dividend is paid-in-kind, when applicable.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. All or a portion of this holding is subject to unfunded loan commitments. The state interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 9.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $17,602,106, which represented 2.64% of the Fund’s Net Assets.

7. Non-income producing security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares August 31, 2019

Common Stock
Gymboree Corp. (The)[a]	76,198	—	—	76,198
Gymboree Holding Corp.[a]	217,169	—	—	217,169

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Common Stock
Gymboree Corp. (The)[a]	$ —[b]	$1,796	$—	$(881,077)
Gymboree Holding Corp.[a]	—[b]	5,120	—	(2,673,785)

Total	$—	$6,916	$—	$(3,554,862)

a. No longer an affiliate as of August 31, 2019.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

9. Security received as the result of issuer reorganization.

10. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Glossary:

Definitions

LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly

24       INVESCO OPPENHEIMER MASTER LOAN FUND

Definitions (Continued)

PRIME4	United States Prime Rate-Quarterly
PRIME12	United States Prime Rate-Monthly

See accompanying Notes to Financial Statements.

25       INVESCO OPPENHEIMER MASTER LOAN FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $719,977,941)	$654,617,705
Affiliated companies (cost $55,070,437)	55,071,042

709,688,747

Cash	4,051,151

Receivables and other assets:
Investments sold	11,549,031
Interest and dividends	2,224,327
Other	287,632

Total assets	727,800,888

Liabilities
Payables and other liabilities:
Investments purchased	59,866,253
Trustees’ compensation	81,145
Shareholder communications	14,769
Advisory fees	10,862
Transfer and shareholder servicing agent fees	9,192
Shares of beneficial interest redeemed	5,833
Administration fees	108
Other	298,614

Total liabilities	60,286,776

Net Assets—applicable to 38,787,636 shares of beneficial interest outstanding	$667,514,112

Net Asset Value, Redemption Price and Offering Price Per Share	$17.21

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER MASTER LOAN FUND

STATEMENT

OF OPERATIONS

	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018
Investment Income
Interest	$52,991,409	$81,303,792

Dividends:
Unaffiliated companies	423,594	516,197
Affiliated companies	785,489	1,237,124

Other income affiliated companies	6,916	8,031

Other income	168,483	590,741

Total investment income	54,375,891	83,655,885

Expenses
Advisory fees	2,530,758	4,268,701

Administration fees	25,050	—

Transfer and shareholder servicing agent fees	42,597	71,145

Shareholder communications	19,888	15,547

Borrowing fees	1,191,318	—

Custodian fees and expenses	220,700	324,825

Legal, auditing and other professional fees	206,775	451,862

Directors’ compensation	27,974	44,570

Other	14,800	20,991

Total expenses	4,279,860	5,197,641
Less waivers and reimbursements of expenses	(34,456)	(90,560)

Net expenses	4,245,404	5,107,081
Net Investment Income	50,130,487	78,548,804

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions in unaffiliated companies (includes net gains (losses) from securities sold to affiliates of $(2,866,555) and $(329,053), respectively)	(11,843,872)	9,365,637

Net change in unrealized appreciation/(depreciation) on Investment transactions in:
Unaffiliated companies	(51,045,315)	(2,679,837)
Affiliated companies	(3,554,257)	(4,135,301)

Net change in unrealized appreciation/(depreciation)	(54,599,572)	(6,815,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,312,957)	$81,099,303

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER MASTER LOAN FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income	$50,130,487	$78,548,804	$85,603,736
Net realized gain (loss)	(11,843,872)	9,365,637	(1,729,811)
Net change in unrealized appreciation/(depreciation)	(54,599,572)	(6,815,138)	6,367,731

Net increase (decrease) in net assets resulting from operations	(16,312,957)	81,099,303	90,241,656
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Proceeds from contributions	125,652,122	34,938,290	214,217,992
Payments for withdrawals	(794,738,817)	(321,874,525)	(152,387,750)

Total beneficial interest transactions	(669,086,695)	(286,936,235)	61,830,242
Net Assets
Total increase (decrease)	(685,399,652)	(205,836,932)	152,071,898
Beginning of period	1,352,913,764	1,558,750,696	1,406,678,798

End of period	$667,514,112	$1,352,913,764	$1,558,750,696

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER MASTER LOAN FUND

FINANCIAL HIGHLIGHTS

Class R6	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$17.56	$16.58	$15.61	$14.64	$14.51	$13.84

Income (loss) from investment operations:
Net investment income[1]	0.94	0.94	0.92	0.84	0.74	0.74
Net realized and unrealized gain (loss)	(1.29)	0.04	0.05	0.13	(0.61)	(0.07)

Total from investment operations	(0.35)	0.98	0.97	0.97	0.13	0.67

Net asset value, end of period	$17.21	$17.56	$16.58	$15.61	$14.64	$14.51

Total Return, at Net Asset Value[2]	(1.99)%	5.91%	6.21%	6.63%	0.90%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$667,514	$1,352,914	$1,558,751	$1,406,679	$1,271,836	$1,501,073

Average net assets (in thousands)	$925,389	$1,422,464	$1,521,122	$1,205,754	$1,321,015	$1,398,916

Ratios to average net assets:[3]
Net investment income	5.90%	5.52%	5.63%	5.70%	5.06%	5.15%
Expenses excluding specific expenses listed below	0.36%	0.37%	0.36%	0.36%	0.35%	0.34%
Interest and fees from borrowings	0.14%	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[4]	0.50%	0.37%	0.36%	0.36%	0.35%	0.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%[5]	0.36%	0.35%	0.36%[5]	0.35%[5]	0.33%

Portfolio turnover rate[6]	42%	66%	80%	74%	57%	73%

29      INVESCO OPPENHEIMER MASTER LOAN FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Eleven Months Ended August 31, 2019	0.50%
Year Ended September 30, 2018	0.38%
Year Ended September 30, 2017	0.37%
Year Ended September 30, 2016	0.36%
Year Ended September 30, 2015	0.35%
Year Ended September 30, 2014	0.35%

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Master Loan Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Master Loan Fund, LLC (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class I shares received the Class R6 shares of the Fund. Information for the Acquired Fund’s shares prior to the Reorganization is included with Class R6 throughout this report.

Effective August 31, 2019, the Fund changed its fiscal year end from September 30 to August 31.

The Fund’s investment objective is to seek income.

The Fund’s shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), which means that the Fund’s shares may not be sold publicly. However, the Trust may sell the Fund’s shares through private placements pursuant to available exemptions from registration under the 1933 Act. Shares of the Fund are sold only to other investment companies.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “passthrough” entity, the Fund pays no dividends or capital gain distributions.

The Fund currently offers Class R6. Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

31       INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple

32       INVESCO OPPENHEIMER MASTER LOAN FUND

factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on

33       INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Federal Income Taxes - The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

The Fund has analyzed its tax positions for the fiscal year ended August 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

E.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a

34       INVESCO OPPENHEIMER MASTER LOAN FUND

significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

F.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

G.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

H.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

J.	Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated

35      INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

K.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.30% of the Fund’s average daily net assets.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,003,705 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

36       INVESCO OPPENHEIMER MASTER LOAN FUND

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.38% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For period ended August 31, 2019, the Adviser waived advisory fees of $34,456.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Deutsche Bank Trust Company Americas (the Custodian) serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

37      INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$562,824,008	$44,439,343	$607,263,351
Corporate Bonds and Notes	—	18,845,711	0	18,845,711
Common Stocks	25,118,766	1,829,508	1,452,280	28,400,554
Rights, Warrants and Certificates	—	—	108,089	108,089
Investment Company	55,071,042	—	—	55,071,042

Total Assets	$80,189,808	$583,499,227	$45,999,712	$709,688,747

38       INVESCO OPPENHEIMER MASTER LOAN FUND

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

				Change in	Accretion/
		Value as of		unrealized	(amortization)
		September 30,	Realized gain	appreciation/	of premium/
		2018	(loss)	depreciation	discount[a]
Assets Table
Investments, at Value:
Corporate Loans		$25,148,106	$(42,278)	$(1,035,744)	$45,180
Corporate Bonds and Notes		1	—	(1)	—
Common Stocks		567,394	(1,208,213)	(3,706,556)	—
Rights, Warrants and Certificates		84,652	—	23,437	—

Total Assets		$25,800,153	$(1,250,491)	$(4,718,864)	$45,180

a. Included in net investment income.

					Value as of
			Transfers into	Transfers out of	August 31,
	Purchases	Sales	Level 3	Level 3	2019
Assets Table
Investments, at Value:
Corporate Loans	$19,934,726	$(14,237,579)	$14,626,932	$—	$44,439,343
Corporate Bonds and Notes	—	—	—	—	0
Common Stocks	1,468,952	(65,028)	4,466,774	(71,043)	1,452,280
Rights, Warrants and Certificates	—	—	—	—	108,089

Total Assets	$21,403,678	$(14,302,607)	$19,093,706	$(71,043)	$45,999,712

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in
unrealized
appreciation/
depreciation
Assets Table
Investments, at Value:
Corporate Loans	$(1,035,744)
Corporate Bonds and Notes	(1)
Common Stocks	(4,829,474)
Rights, Warrants and Certificates	23,437

Total Assets	$(5,841,782)

39      INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of			Range of
	August 31,	Valuation	Unobservable	Unobservable	Unobservable
	2019	Technique	Input	Inputs	Input Used
Assets Table
Investments, at Value:
Corporate Loans	$35,893,202	Broker Quote	N/A	N/A	N/A (a)
Corporate Loans	8,546,141	Discounted Cash Flow Model	Illiquidity Discount	N/A	3.69% (b)
			Implied rating	N/A	BB+
			Yield to Maturity	N/A	3.81%
Common Stocks	1,452,280	Broker Quote	N/A	N/A	N/A (a)
Rights, Warrants and Certificates	45,317	Estimated Recovery Proceeds	Auction Proceeds	N/A	$0.058/share (c)
Rights, Warrants and Certificates	62,772	Pricing Service	N/A	N/A	N/A (a)

Total	$45,999,712

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Adviser periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the Company’s EBITDA and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity discount applied. The illiquidity discount was determined based on the implied discount rate at origination. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity discount. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

(c) The Fund fair values certain rights received following a merger at the estimated amount of future recovery proceeds from the sale of assets. The Adviser monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the auction proceeds will result in a significant increase (decrease) to the fair value of the investment.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

40       INVESCO OPPENHEIMER MASTER LOAN FUND

Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period October 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: securities sales of $92,605,333, which resulted in net realized losses of $2,866,555. For the period May 25, 2019 to August 31,

2019, the Fund did not engage in transactions with affiliates.

Note 5 - Director and Officer Fees and Benefits

Certain Directors have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Directors. The Fund purchases shares of the funds selected for deferral by the Directors in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Deutsche Bank Trust Company Americas, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended August 31, 2019 was $371,296,231 and $1,008,629,162, respectively.

41      INVESCO OPPENHEIMER MASTER LOAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended			Year Ended		Year Ended
	August 31, 2019[1]		September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Contributions	7,261,978	$125,652,122	2,054,263	$34,938,290	13,281,509	$214,217,992
Withdrawals	(45,522,618)	(794,738,817)	(19,004,662)	(321,874,525)	(9,401,916)	(152,387,750)

Net increase (decrease)	(38,260,640)	$(669,086,695)	(16,950,399)	$(286,936,235)	3,879,593	$61,830,242

1. In addition, 93% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 9 - Unfunded Loan Commitments

As of August 31, 2019, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Mavis Tire Express Services Corp.	Delay Draw Term Loan	$123,759	$ 121,672
Deluxe Entertainment Services Group, Inc.	Delay Draw Term Loan	33,777	31,243

			$ 152,915

Note 10 - Borrowings

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

    At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$1,319,702

42       INVESCO OPPENHEIMER MASTER LOAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Oppenheimer Master Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Master Loan Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations and the statement of changes in net assets for the period from October 1, 2018 to August 31, 2019, including the related notes, and the financial highlights for the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and changes in its net assets for the period from October 1, 2018 to August 31, 2019 and the financial highlights for the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Master Loan Fund (formerly known as Oppenheimer Master Loan Fund) as of and for the period ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of operations, the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and agent banks; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 29, 2019

43      INVESCO OPPENHEIMER MASTER LOAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44      INVESCO OPPENHEIMER MASTER LOAN FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

45      INVESCO OPPENHEIMER MASTER LOAN FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Master Loan Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

46      INVESCO OPPENHEIMER MASTER LOAN FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

47      INVESCO OPPENHEIMER MASTER LOAN FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also reviewed the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) in relation to the effective advisory fee rates of other similarly managed mutual funds or client accounts in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund will not benefit from economies of scale through contractual breakpoints, but

48      INVESCO OPPENHEIMER MASTER LOAN FUND

will share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds

49      INVESCO OPPENHEIMER MASTER LOAN FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

Unaudited / Continued

with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

50      INVESCO OPPENHEIMER MASTER LOAN FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

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● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

51      INVESCO OPPENHEIMER MASTER LOAN FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Master Loan Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Master Loan Fund, LLC into Invesco Oppenheimer Master Loan Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	64,004,297	0	0	0

52      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			230	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

53       INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

54      INVESCO OPPENHEIMER MASTER LOAN FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

55      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	230	None

56      INVESCO OPPENHEIMER MASTER LOAN FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	230	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

57      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

58      INVESCO OPPENHEIMER MASTER LOAN FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	230	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

59      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)		consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

60      INVESCO OPPENHEIMER MASTER LOAN FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,	N/A	N/A

61      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

			N/A	N/A

62      INVESCO OPPENHEIMER MASTER LOAN FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

63      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

64      INVESCO OPPENHEIMER MASTER LOAN FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

65      INVESCO OPPENHEIMER MASTER LOAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	The Deutsche Bank Trust
LLP	Goodwin Procter LLP	Services, Inc.	Company Americas
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	60 Wall Street, 17th
Suite 2600	Washington, D.C. 20001	Suite 1000	Floor, NYC60-1701
Philadelphia, PA 19103-7018		Houston, TX	New York, NY
		77046-1173	10005-2848

66      INVESCO OPPENHEIMER MASTER LOAN FUND

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This Privacy Policy was last updated on May 6, 2018.

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We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

67      INVESCO OPPENHEIMER MASTER LOAN FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

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We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

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68       INVESCO OPPENHEIMER MASTER LOAN FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

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Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

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We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

69      INVESCO OPPENHEIMER MASTER LOAN FUND

INVESCO’S PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

70       INVESCO OPPENHEIMER MASTER LOAN FUND

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box

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Invesco Distributors, Inc.	O-MLF-AR-1 10272019

Shareholder Report for the

Three Months Ended 8/31/2019

Invesco

Oppenheimer

Short Term

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Short Term Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal 1-Year Index
3-Month	1.03%	-1.60%	0.78%
1-Year	3.32	0.62	2.65
5-Year	1.87	1.33	1.13
Since Inception (12/6/10)	2.29	2.00	1.08

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.32% during the reporting period. In comparison, the Fund’s Class A shares outperformed the Bloomberg Barclays Municipal 1-Year Bond Index (the “Index”), which returned 2.65%. Please note that the fiscal year-end for the fund has changed from May 31 to August 31. The below discussion of the Fund’s performance as of August 31 2019.

MARKET OVERVIEW

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipal bonds returned 8.72% and high yield municipal bonds returned 9.81% during the fiscal year.1 Performance was particularly strong during the first eight months of 2019, with investment grade municipals returning 7.61% and high yield municipals returning 9.91%.1

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $351 billion — down nearly 15% from the previous fiscal year.2 Flows into the municipal bond asset class were positive for the last 34 weeks of the fiscal year.3 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $52.1 billion from September 2018 through August 2019.3

For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019.4 Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.

4          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Concerns about future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times in September and December 2018 before lowering it in July 2019.5 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July, citing uncertainty about the global economic outlook. The US Treasury curve was inverted at fiscal year-end with the yield on the 2-year US Treasury note exceeding the 10-year note.4 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.

As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below investment grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the Tax Cuts and Jobs Acts of 2017, which instituted a $10,000 cap on state and local tax deductions, poured a record $18.9 billion into municipal bond funds in the first eight weeks of calendar year 2019, the most recorded over that period in at least 13 years.3

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in many sectors - including the general obligation (G.O.), hospital/healthcare sectors, and municipal leases, the Fund’s largest, second largest, and eighth-largest sectors, respectively - significantly contributed to the Fund’s performance. The gas and water

5          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

utilities sectors and the education sector, among other sectors, were also strong contributors to the Fund’s performance. The Fund’s holdings in the single-family housing and marine/aviation facilities sectors produced the strongest single-sector returns this fiscal year. While none of the Fund’s sectors detracted from performance, the Fund’s holdings in some sectors - including the airlines, student housing, and not-for-profit organizations sectors (representing less than one-tenth of 1% of assets at fiscal year-end) - were underperformers relative to the Bloomberg Barclays Municipal 1-Year Index.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Oppenheimer Short Term Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Short Term Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Charlie Pulire managed the predecessor fund since 2010. Effective June 21, 2019, the portfolio management team of this fund was changed to Mr. Pulire (lead manager) and Mark Paris.

Thank you for investing in Invesco

Oppenheimer Short Term Municipal Fund and for sharing our long-term investment horizon.

1 Source: FactSet Research Systems Inc

2 Source: The Bond Buyer

3 Source: Strategic Insight

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment

6          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	16.3%
Hospital/Healthcare	10.5
Housing - Multi-Family	6.6
Diversified Financial Services	5.9
Water Utilities	5.7
Gas Utilities	5.6
Electric Utilities	5.2
Municipal Leases	4.9
Education	4.4
Sales Tax Revenue	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019 and are based on total assets.

 CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	9.4%	1.2%	10.6%
AA	39.0	0.7	39.7
A	33.6	1.6	35.2
BBB	7.2	3.7	10.9
BB or lower	2.5	1.1	3.6
Total	91.7%	8.3%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the Adviser converts that security’s rating to the equivalent S&P rating. If two or more NSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

7          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception				Since
	Date	3-Month	1-Year	5-Year	Inception
Class A (ORSTX)	12/6/10	1.03%	3.32%	1.87%	2.29%
Class C (ORSCX)	12/6/10	0.84	2.55	1.10	1.52
Class Y (ORSYX)	12/6/10	1.09	3.58	2.12	2.54
Class R6 (STMUX)*	5/24/19	1.10	3.38	1.88	2.30

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception				Since
	Date	3-Month	1-Year	5-Year	Inception
Class A (ORSTX)	12/6/10	-1.60%	0.62%	1.33%	2.00%
Class C (ORSCX)	12/6/10	-0.16	1.55	1.10	1.52
Class Y (ORSYX)	12/6/10	1.09	3.58	2.12	2.54
Class R6 (STMUX)*	5/24/19	1.10	3.38	1.88	2.30

*Class R6 shares’ performance shown prior to the inception date after the close of business on May 24, 2019 is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

8          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R6 and Class Y shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. Returns for periods of less than one year are not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 1-Year (1-2) Index, which consists of investment-grade municipal bonds having remaining maturities of 1 to 2 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction

9          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,020.30	$4.18
Class C	1,000.00	1,016.40	8.01
Class Y	1,000.00	1,021.50	2.91
Class R6	1,000.00	1,020.90	1.37

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.07	4.19
Class C	1,000.00	1,017.29	8.01
Class Y	1,000.00	1,022.33	2.91
Class R6	1,000.00	1,022.68	2.55
1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.82%
Class C	1.57
Class Y	0.57
Class R6	0.50

12          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.2%
Alabama—0.2%
$645,000	AL Health Care Authority for Baptist Health of Alabama	5.000%	11/15/2021	09/30/2019	A	$647,103
205,000	AL Public Hsg. Authority, Series B	4.450	01/01/2024	09/30/2019	A	206,400
10,000	Baldwin County, AL Public Building Authority	4.375	06/01/2028	09/30/2019	A	10,025
210,000	Bibb County, AL Limited Obligation School Warrant	2.400	05/01/2025	05/01/2021	A	213,652
20,000	Birmingham, AL GO	4.250	06/01/2024	09/30/2019	A	20,044
185,000	Daleville, AL Board of Education	2.800	10/01/2022	09/30/2019	A	185,209
10,000	Daphne, AL Utilities Board	4.000	06/01/2020	09/30/2019	A	10,021
420,000	Hueytown, AL GO Warrants	2.600	02/15/2026	09/30/2019	A	420,361
10,000	Lee County, AL Public Building Authority (DHR Building)	4.250	09/01/2022	09/30/2019	A	10,024
235,000	Mobile, AL Improvement District (McGowin Park)	4.000	08/01/2020	05/20/2020	B	237,451
260,000	Northport, AL GO	4.000	09/01/2021	09/30/2019	A	260,530
210,000	Pinson, AL GO Warrants	2.750	07/01/2026	09/30/2019	A	210,220
140,000	Thomasville, AL GO	4.000	02/15/2027	09/30/2019	A	140,339
50,000	University of Alabama (Huntsville)	4.375	07/01/2027	09/30/2019	A	50,130
200,000	Wetumpka, AL GO Warrants	2.850	11/01/2022	10/14/2019	A	200,340
						2,821,849

Alaska—0.6%
7,160,000	Koyukuk, AK Revenue (Tanana Chiefs Conference Health Care Facility-Dena’ Nena’ Henash)	7.000	10/01/2023	10/01/2019	A	7,191,146
150,000	University of Alaska	4.000	10/01/2023	10/01/2019	A	150,337
						7,341,483

Arizona—1.5%
10,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)	4.375	06/01/2024	09/30/2019	A	10,024
105,000	AZ Game & Fish Department (Administration Building)	5.000	07/01/2032	09/30/2019	A	105,286
2,650,000	Maricopa County, AZ Pollution Control (Southern California Edison Co.)	5.000	06/01/2035	06/01/2020	A	2,711,135
25,000	Maricopa County, AZ School District No. 7 (Wilson Elementary)	4.500	07/01/2024	09/30/2019	A	25,056
175,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.000	09/01/2026	06/09/2023	B	186,461
295,000	Pima County, AZ IDA (Paideia Academies)	4.125	07/01/2029	03/07/2024	A	300,959
50,000	Pima County, AZ Street & Highway Revenue	4.000	07/01/2020	09/30/2019	A	50,107
275,000	Pinal County, AZ Unified School District No. 43 (Apache Junction)	4.000	07/01/2020	01/01/2020	A	277,739

13          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Arizona (Continued)
$11,000,000	Public Hsg. Capital Fund Multi-State Revenue Trust II Floaters Series 2017-XG0138 Trust	1.850%[2]	07/01/2033	09/06/2019	A	$11,000,000
240,000	Salt River, AZ Agricultural Improvement & Power District	5.000	01/01/2020	09/30/2019	A	240,564
1,880,000	Westpark, AZ Community Facilities District	4.000	07/15/2025	02/22/2023	B	2,021,620
875,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)[1]	3.900	09/01/2024	04/11/2022	B	894,093
1,135,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)	7.625	03/01/2031	02/09/2021	D	1,236,140
10,000	Yuma, AZ Municipal Properties Corp.	4.500	07/01/2025	09/30/2019	A	10,022
						19,069,206

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250	11/01/2019	09/30/2019	A	25,076

California—7.5%
7,335,000	Alhambra, CA COP (Police Facilities)[1]	6.750	09/01/2023	10/13/2021	B	8,016,788
5,000,000	Anaheim, CA Public Financing Authority	6.000	09/01/2024	01/03/2023	B	5,804,300
20,000	Barstow, CA Redevel. Agency	4.700	09/01/2022	09/30/2019	A	20,057
450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		493,965
475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		535,244
25,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	09/30/2019	A	25,251
5,250,000	CA Educational Facilities Authority (Claremont Graduate University) Floaters Series 2017-7007 Trust	1.750 [2]	03/01/2042	09/12/2019	A	5,250,000
40,000	CA Industry Public Facilities Authority	5.000	01/01/2025	01/01/2020	A	41,338
570,000	CA Pollution Control Financing Authority (Calplant I)	7.000	07/01/2022	10/09/2021	B	587,584
30,000	CA Public Works (California Community Colleges)	4.250	04/01/2020	09/30/2019	A	30,071
170,000	CA Public Works (California Community Colleges)	4.500	10/01/2026	09/30/2019	A	170,411
50,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	09/01/2019		50,000
25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	10/01/2019		25,082
200,000	CA Statewide CDA (588 Charleston Project)	5.000	11/01/2019	11/01/2019		201,056

14          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,275,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000%	09/02/2022	01/14/2021	B	$1,373,379
25,000,000	CA Statewide CDA (Harbor Park Apartments) SPEARS	1.700 [2]	04/01/2052	09/11/2019	A	25,000,000
35,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2021	09/30/2019	A	35,097
225,000	Castaic, CA Union School District	2.859 [3]	11/01/2019	11/01/2019		224,516
5,000	Ceres, CA Redevel. Agency Tax Allocation	4.250	11/01/2024	09/30/2019	A	5,012
5,000	Diablo, CA Water District	4.000	01/01/2023	09/30/2019	A	5,011
10,000,000	El Centro, CA Financing Authority (El Centro Regional Medical Center) Tender Option Bond Series 2018-XF1072 Trust	1.580 [2]	07/01/2058	09/11/2019	A	10,000,000
5,000	Fresno, CA Sewer System	5.250	09/01/2019	09/01/2019		5,000
4,545,000	Fullerton, CA Public Financing Authority	5.000	09/01/2024	03/01/2020	A	4,635,764
1,200,000	Howell Mountain, CA Elementary School District	3.418 [3]	08/01/2027	09/10/2024	B	971,352
580,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2019	10/15/2019		582,743
610,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2020	10/15/2020		638,139
845,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2019	10/15/2019		848,997
885,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2020	10/15/2020		925,825
1,000,000	Inglewood, CA Unified School District	5.250	10/15/2021	04/13/2021	B	1,059,650
495,000	Jefferson, CA Union High School District	6.250	08/01/2020	03/02/2020	B	508,063
10,000	Lodi, CA Wastewater System	4.750	10/01/2024	09/30/2019	A	10,028
25,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	12/06/2021	B	26,119
4,000,000	Montebello, CA Unified School District Floaters Series 2017-XF0576 Trust	1.700 [2]	08/01/2046	09/06/2019	A	4,000,000
615,000	Natomas, CA Unified School District[1]	5.950	09/01/2021	09/10/2020	B	642,570
545,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	08/09/2020	A	561,966
40,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	12/05/2019	A	41,289
700,000	Palomar Pomerado, CA Health Care District COP	5.500	11/01/2019	11/01/2019		704,949
665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2019	09/01/2019		665,000
695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2020	09/01/2020		718,505

15          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000%	09/02/2019	09/02/2019		$120,000
125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		128,464
190,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	12/16/2020	B	205,709
20,000	Rocklin, CA Unified School District Community Facilities District No. 1	4.125	09/01/2019	09/01/2019		20,000
20,000	Rocklin, CA Unified School District Community Facilities District No. 1	4.125	09/01/2019	09/01/2019		20,000
1,915,000	Sacramento, CA City Financing Authority, Series A	5.400	11/01/2020	05/07/2020	B	1,965,901
2,605,000	Sacramento, CA City Financing Authority, Series B	5.400	11/01/2020	05/07/2020	B	2,674,241
530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		563,676
100,000	San Juan Capistrano, CA GO	3.000	08/01/2021	09/30/2019	A	100,151
300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		302,106
605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		630,979
365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		392,915
255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		272,031
10,000	Southern CA Logistics Airport Authority	4.125	12/01/2020	09/30/2019	A	10,089
135,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	09/15/2019	A	135,640
600,000	Vernon, CA Electric System	5.125	08/01/2021	09/30/2019	A	602,034
15,000	Westlands, CA Water District	4.500	09/01/2023	09/30/2019	A	15,038
5,000	Westlands, CA Water District	4.500	09/01/2024	09/30/2019	A	5,013
250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		269,613
250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		279,260
10,185,000	Whittier, CA Health Facilities (PIH/IC/IMC/DRMCH Obligated Group)	4.900	06/01/2026	04/27/2021	A	10,776,341
						94,929,322

Colorado—1.0%
65,000	Arkansas River, CO Power Authority	5.000	10/01/2020	04/07/2020	B	66,374

16          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Colorado (Continued)
$20,000	Arvada, CO Water Enterprise	4.000%	11/01/2019	09/30/2019	A	$20,043
235,000	Aurora, CO GO COP	5.000	12/01/2027	12/01/2019	A	237,160
9,100,000	CO Health Facilities Authority (National Jewish Medical & Research Center)	1.460 [2]	01/01/2035	09/06/2019	A	9,100,000
1,855,000	Public Authority for CO (Natural Gas Energy)	6.125	11/15/2023	01/21/2022	B	2,055,915
15,000	Pueblo County, CO GO COP	4.500	12/01/2024	09/30/2019	A	15,037
1,435,000	Southglenn, CO Metropolitan District	3.000	12/01/2021	12/16/2020	B	1,442,347
5,000	Weld County, CO School District RE002	5.000	12/01/2021	09/30/2019	A	5,014
						12,941,890

Connecticut—2.8%
30,000	CT General Revenue (Clean Water & State Revolving Fund)	5.000	10/01/2020	10/01/2019	A	30,089
6,120,000	CT GO4	3.653	06/01/2020	06/01/2020		6,196,439
1,000,000	CT GO	5.000	06/01/2024	06/01/2022	A	1,100,850
11,915,000	CT GO	5.000	06/01/2025	06/01/2022	A	13,130,449
5,350,000	CT GO	5.000	11/01/2025	11/01/2021	A	5,783,029
5,050,000	CT GO	5.000	03/01/2027	03/01/2023	A	5,682,614
3,245,000	CT GO	5.000	11/01/2028	11/01/2021	A	3,495,287
200,000	CT H&EFA (Supported Child Care)	3.000	07/01/2020	07/01/2020		203,344
100,000	Monroe, CT GO	4.000	05/01/2022	09/30/2019	A	100,229
65,000	Naugatuck, CT GO	5.875	02/15/2021	08/16/2020	B	67,721
25,000	New Haven, CT GO	4.500	08/01/2030	08/01/2021	A	26,100
5,000	Willington, CT GO	4.000	12/01/2023	09/30/2019	A	5,012
						35,821,163

District of Columbia—0.5%
625,000	District of Columbia (Kipp Charter School)	5.000	07/01/2023	01/21/2022	B	681,931
50,000	District of Columbia Revenue	5.000	06/01/2032	09/30/2019	A	50,142
4,775,000	District of Columbia Water & Sewer Authority	5.500	10/01/2023	11/09/2021	B	5,228,912
						5,960,985

Florida—8.9%
3,750,000	Atlantic Beach, FL Health Care Facilities (Naval Continuing Care Retirement Foundation)	3.000	11/15/2023	05/15/2020	A	3,782,212
150,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500	10/01/2022	04/27/2021	B	156,883
560,000	Bonaventure, FL Devel. District Special Assessment	5.125	11/01/2022	09/30/2019	A	561,322

17          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$50,000	Dade County, FL HFA (Baptist Hospital of Miami)	5.750%	05/01/2021	11/05/2020	B	$52,657
55,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)[1]	5.125	10/01/2021	09/30/2019	A	55,079
1,240,000	FL Capital Trust Agency (Gardens Apartments)	3.500	07/01/2025	11/07/2022	B	1,059,729
75,000	FL Dept. of Children & Families (South Florida Evaluation Treatment)	5.000	10/01/2021	09/30/2019	A	75,219
3,535,000	FL HFC (Homeowner Mtg.)	3.650	07/01/2041	11/01/2020	A	3,703,867
20,000	FL HFC (Homeowner Mtg.)	4.500	07/01/2024	09/14/2019	A	20,018
5,800,000	FL Mid-Bay Bridge Authority	6.875	10/01/2022	10/01/2022		6,336,674
1,695,000	FL Municipal Power Agency	5.000	10/01/2024	10/01/2022	A	1,883,535
25,000	FL Water Pollution Control	4.625	01/15/2023	09/30/2019	A	25,063
33,930,000	Jea, FL Electric System	1.370 [2]	10/01/2034	09/06/2019	A	33,930,000
100,000	Jea, FL St. John’s River Power Park System	4.000	10/01/2032	09/30/2019	A	100,240
2,335,000	Jea, FL St. John’s River Power Park System	5.000	10/01/2021	10/01/2019	A	2,341,515
20,000,000	Jea, FL Water & Sewer System	1.320 [2]	10/01/2042	09/06/2019	A	20,000,000
15,000	Oldsmar, FL Water & Sewer	5.120 [3]	07/01/2020	04/26/2020	B	14,271
10,000	Palm Bay, FL Water & Sewer	4.125	07/01/2025	09/30/2019	A	10,027
23,360,000	Palm Beach County, FL Health Facilities Authority (Morselife) RIBS	1.650 [2]	10/01/2054	09/10/2019	A	23,360,000
5,000	Port St. Lucie, FL Special Assessment	4.375	07/01/2023	09/30/2019	A	5,014
100,000	Sarasota County, FL Public Hospital Board (Miles-Sarasota Memorial Hospital)[4]	0.000	10/01/2021	10/01/2021		103,763
275,000	Sarasota County, FL Public Hospital Board (Sarasota Memorial Hospital)	5.250	07/01/2024	09/07/2023	B	313,461
255,000	Seminole County, FL Water & Sewer	6.000	10/01/2019	10/01/2019		255,949
570,000	South Lake County, FL Hospital District (South Lake Hospital)	6.000	04/01/2029	09/30/2019	A	571,630
4,540,000	St. Lucie County, FL Utility System	6.000	10/01/2020	04/06/2020	B	4,666,121
10,000	Sunrise Lakes, FL Phase 4 Recreation District	4.000	08/01/2022	09/30/2019	A	10,024
5,000	Sunrise Lakes, FL Phase 4 Recreation District	4.000	08/01/2023	09/30/2019	A	5,012
20,000	Sunrise Lakes, FL Phase 4 Recreation District	4.125	08/01/2024	09/30/2019	A	20,052
330,000	Tampa, FL Sports Authority (Tampa Bay Arena)	5.750	10/01/2020	04/04/2020	B	338,719

18          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$8,930,000	Twin Creeks North, FL Community Devel. District Floaters Series 2017-XF1066 Trust	1.650%[2]	11/01/2047	09/12/2019	A	$8,930,000
10,000	Winter Park, FL Electric	4.500	10/01/2024	10/01/2019	A	10,027
						112,698,083

Georgia—6.7%
5,000	Atlanta & Fulton County, GA Recreation Authority	4.125	12/01/2022	09/30/2019	A	5,011
10,000	Cherokee County, GA Res Rec (Ball Ground Recycling)	4.750	07/01/2031	09/30/2019	A	10,016
265,000	Cobb-Marietta, GA Coliseum & Exhibit Hall Authority	5.250	10/01/2019	10/01/2019		265,784
40,000	College Park, GA (Atlanta International Airport)	4.375	01/01/2026	09/30/2019	A	40,102
5,000	Columbus, GA Devel. Authority	4.000	11/01/2019	09/30/2019	A	5,011
30,000,000	GA Main Street Natural Gas [US0 001M+83]	2.324 [5]	08/01/2048	09/01/2023	A	30,120,000
36,595,000	GA Main Street Natural Gas	4.000 [2]	04/01/2048	06/01/2023	A	40,115,805
3,700,000	GA Main Street Natural Gas	4.000 [2]	08/01/2048	09/01/2023	A	4,071,887
65,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	09/30/2019	A	65,188
990,000	GA Municipal Electric Authority[4]	2.840	01/01/2020	01/01/2020		993,079
1,305,000	GA Municipal Electric Authority[4]	2.840	01/01/2021	01/01/2021		1,320,595
575,000	GA Private Colleges & University Authority (Mercer University)	5.000	10/01/2020	10/01/2020		596,873
280,000	GA Private Colleges & University Authority (Spelman College)	5.250	06/01/2021	09/30/2019	A	280,832
5,000	Gwinnett County, GA Hospital Authority	4.500	10/01/2024	09/30/2019	A	5,012
2,000,000	Houston County, GA Healthcare System	5.000	10/01/2031	07/02/2023	A	2,229,220
90,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250	07/01/2020	07/01/2020		93,573
30,000	Milledgeville & Baldwin County, GA Devel. Authority (Georgia College & State University Foundation Property)	4.500	09/01/2025	09/30/2019	A	30,048
4,800,000	Morgan County, GA Hospital Authority (USDA Replacement Hospital)	2.750	09/01/2019	09/01/2019		4,800,000
25,000	Valdosta, GA Hsg. Authority (Valdosta State University Student Hsg.)	4.500	08/01/2028	09/30/2019	A	25,064
						85,073,100

Idaho—0.0%
85,000	University of Idaho	5.250 [2]	04/01/2041	03/23/2021	C	89,894

19          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois—10.5%
$210,000	Bellwood, IL GO	5.000%	12/01/2026	12/01/2026		$255,076
205,000	Bolingbrook, IL Park District	5.250	01/01/2020	01/01/2020		207,640
350,000	Bradley, IL (Bradley Commons)	5.000	01/01/2020	01/01/2020		352,877
380,000	Bradley, IL (Bradley Commons)	5.000	01/01/2021	01/01/2021		391,890
400,000	Bradley, IL (Bradley Commons)	5.000	01/01/2022	01/01/2022		420,212
7,105,000	Centerpoint, IL Intermodal Center Program	4.000 [2]	06/15/2023	06/15/2023		7,227,917
500,000	Chicago, IL Board of Education (School Reform)	2.893 [3]	12/01/2022	12/01/2022		472,410
4,745,000	Chicago, IL Board of Education (School Reform)	3.093 [3]	12/01/2020	12/01/2020		4,613,136
2,000,000	Chicago, IL Board of Education (School Reform)	3.244 [3]	12/01/2021	12/01/2021		1,898,660
6,555,000	Chicago, IL Board of Education, Series 1992A	6.000	01/01/2020	01/01/2020		6,631,628
200,000	Chicago, IL Board of Education, Series 2005A	5.500	12/01/2023	12/01/2023		225,868
6,110,000	Chicago, IL City Colleges	3.895 [3]	01/01/2024	01/01/2024		5,508,043
15,000	Chicago, IL GO	4.250	12/01/2026	09/30/2019	A	15,030
105,000	Chicago, IL GO	5.000	12/01/2020	09/30/2019	A	105,366
175,000	Chicago, IL GO	5.000	01/01/2027	09/30/2019	A	175,611
245,000	Chicago, IL GO	5.000	01/01/2027	09/30/2019	A	245,669
730,000	Chicago, IL GO	5.125	01/01/2022	01/01/2020	B	750,331
450,000	Chicago, IL GO	5.250	01/01/2020	01/01/2020		455,454
830,000	Chicago, IL Public Building Commission	7.000	01/01/2020	01/01/2020		845,936
2,085,000	Chicago, IL State University (Auxiliary Facilities System)	5.500	12/01/2023	01/10/2022	B	2,251,216
905,000	Chicago, IL Waterworks	5.000	11/01/2025	09/30/2019	A	907,652
65,000	Collinsville, IL Area Recreation District	4.000	12/01/2027	09/30/2019	A	65,046
300,000	Collinsville, IL Area Recreation District	4.400	12/01/2022	09/30/2019	A	300,858
630,000	Collinsville, IL Area Recreation District	4.500	12/01/2023	09/30/2019	A	631,846
1,800,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)	5.000	12/01/2021	12/01/2021		1,905,030
1,055,000	Cook County, IL Community High School District No. 219 Niles Township	5.500	12/01/2019	12/01/2019		1,066,257
500,000	Cook County, IL School District No. 127.5 Chicago Ridge	3.750	12/01/2020	09/30/2019	A	500,985
250,000	Cook County, IL School District No. 148 Dolton	4.500	12/01/2027	12/01/2019	A	252,035
700,000	Cook County, IL School District No. 159 Matteson-Richton Park	2.948 [3]	12/01/2020	12/01/2020		686,686
810,000	Cook County, IL School District No. 88 Bellwood	4.100	12/01/2023	12/01/2019	A	814,714

20          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$105,000	Eastern Illinois University (Auxiliary Facilities System)	4.125%	04/01/2022	09/30/2019	A	$105,025
685,000	IL Civic Center	6.250	12/15/2020	06/21/2020	B	702,043
440,000	IL Finance Authority (BHF Chicago Hsg. Group)[6]	4.250	12/01/2027	03/02/2024	B	132,000
1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2021	07/01/2021		1,637,513
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2022	07/01/2022		1,097,110
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2023	07/01/2023		1,127,180
2,085,000	IL GO	4.000	05/01/2024	05/01/2024		2,223,256
7,500,000	IL GO	5.000	08/01/2022	08/01/2022		8,148,600
3,500,000	IL GO	5.000	10/01/2022	10/01/2022		3,808,490
7,250,000	IL GO	5.000	01/01/2023	01/01/2020	A	7,340,408
2,000,000	IL GO	5.000	11/01/2025	11/01/2025		2,293,560
5,000	IL Health Facilities Authority (Franciscan Sisters Health Care)[1]	6.250	09/01/2021	09/15/2020	B	5,252
30,000	IL Hsg. Devel. Authority	4.600	09/01/2025	09/30/2019	A	30,077
90,000	IL Medical District COP	5.000	06/01/2022	09/30/2019	A	90,144
1,270,000	IL Regional Transportation Authority	6.700	11/01/2021	11/16/2020	B	1,349,934
125,000	IL Sales Tax	6.500	06/15/2022	12/20/2021	B	130,080
31,700,000	IL Sales Tax Securitization Corp. Floaters Series 2018-XL0093 Trust	1.550 [2]	01/01/2048	09/11/2019	A	31,700,000
400,000	Iroquois & Kankakee Counties, IL Community Unit School District No. 4	4.125	11/01/2019	09/30/2019	A	400,972
600,000	Kankakee County, IL Community Unit School District No. 1	5.000	02/01/2020	02/01/2020		609,150
300,000	Kankakee, IL GO	3.800	01/01/2020	09/30/2019	A	300,636
1,000,000	Madison Macoupin Counties, IL Community College Districts No. 536	5.000	11/01/2021	11/01/2021		1,074,420
310,000	Matteson, IL Waterworks	4.000	12/01/2019	09/30/2019	A	310,468
1,700,000	Melrose Park, IL GO	5.000	12/15/2022	12/15/2021	A	1,839,128
1,010,000	Minooka, IL GO	5.000	01/01/2022	01/15/2021	B	1,052,531
240,000	North Chicago, IL GO	4.000	11/01/2019	09/30/2019	A	240,434
600,000	Northern IL University COP	4.000	09/01/2019	09/01/2019		600,000
120,000	Riverdale, IL GO	4.800	01/01/2023	09/30/2019	A	120,186
300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		300,762
120,000	Southwestern IL Devel. Authority (Granite City)	5.250	03/01/2023	09/30/2019	A	120,097
1,080,000	Southwestern IL Devel. Authority (Memorial Group)	6.375	11/01/2023	05/31/2022	B	1,220,281

21          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$330,000	Sterling, IL Park District	4.000%	12/15/2019	12/15/2019		$331,488
2,110,000	University of Illinois Board of Trustees COP	5.250	10/01/2022	09/30/2019	A	2,116,604
1,020,000	University of Illinois Board of Trustees COP	5.250	10/01/2026	09/30/2019	A	1,023,193
15,000	West Chicago, IL Fire Protection District	4.750	01/01/2029	09/30/2019	A	15,031
20,455,000	Will County, IL Community Unit School District No. 365 (Valley View)	3.443 [3]	11/01/2023	11/01/2023		19,110,084
750,000	Will County, IL School District No. 88A Richland	4.100	10/01/2025	10/01/2019	A	751,478
						133,638,694

Indiana—2.0%
8,590,000	Gary, IN Sanitary District	5.050	01/15/2029	12/30/2021	A	9,309,240
890,000	Gary/Chicago, IN International Airport Authority	5.500	02/01/2025	09/30/2019	A	892,955
410,000	IN Finance Authority (Sisters of St. Francis Health)	5.000	11/01/2019	09/30/2019	A	412,673
9,075,000	IN Transportation Finance Authority	5.500	12/01/2022	06/26/2021	B	9,765,880
3,000,000	Indiana, IN Bond Bank Special Program Floaters Series 2015-XF0115	1.600 [2]	10/15/2019	09/06/2019	A	3,000,000
615,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)	5.050	04/01/2026	06/11/2023	B	614,293
835,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)	4.500	01/01/2026	08/17/2023	B	846,139
						24,841,180

Iowa—0.9%
20,000	Ankeny, IA GO	4.000	06/01/2026	09/30/2019	A	20,047
890,000	Corning, IA Community School District	4.125	05/01/2023	05/01/2020	A	906,945
10,000,000	IA Finance Authority (MerH/ProcH/ProcHC/SLHS/SLMHC/AMemH/ IHSys/CIHS/FinH/MMCI/CIHC/CIHP/SLHlth/AHlthS/TRMC/SLHR/ NIHC/FTSHG/TRHS/TMCT/UAH/MerHS/MHlthSC Obligated Group) Floaters Series 2018-007	1.400 [2]	02/15/2035	09/06/2019	A	10,000,000
5,000	IA HFA (Multifamily Hsg.)	6.000	04/01/2021	10/01/2019	A	5,015
90,000	IA Higher Education Loan Authority (Upper Iowa University)[1]	5.000	09/01/2020	04/01/2020	B	91,907
100,000	Waverly-Shell Rock, IA Community School District	3.625	06/01/2023	09/30/2019	A	100,172
						11,124,086

22          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Kansas—0.2%
$2,000,000	KS Devel. Finance Authority (Stormont-Vail Healthcare)	5.000%	11/15/2023	11/15/2019	A	$2,015,440
30,000	KS Devel. Finance Authority (University of Kansas Hospital Authority)	4.375	06/15/2028	09/15/2019	A	30,029
						2,045,469

Kentucky—2.1%
10,000	Jefferson County, KY Capital Projects	4.250	06/01/2022	09/30/2019	A	10,026
25,000	Jefferson County, KY Capital Projects	4.375	06/01/2028	09/30/2019	A	25,071
3,370,000	KY Asset Liability Commission [US 0003M+55]	2.060 [5]	11/01/2025	04/01/2024	B	3,318,641
1,605,000	KY EDFA (Masonic Homes of Kentucky/Masonic Home Independent Living II Obligated Group)	3.250	05/15/2022	09/19/2019	A	1,605,193
7,665,000	KY Property & Building Commission	5.000	08/01/2020	08/01/2020		7,927,986
4,750,000	KY Property & Building Commission	5.000	05/01/2027	05/01/2027		5,856,655
5,000,000	KY Property & Building Commission	5.000	05/01/2028	05/01/2028		6,274,650
5,000	KY Rural Water Finance Corp.	4.125	02/01/2023	09/24/2019	A	5,009
10,000	KY Rural Water Finance Corp.	4.750	02/01/2028	09/24/2019	A	10,023
10,000	Paducah, KY Electric Plant Board	4.375	10/01/2022	10/11/2019	A	10,034
50,000	Paducah, KY Electric Plant Board	4.500	10/01/2023	10/11/2019	A	50,176
315,000	Pikeville, KY Hospital (Pikeville Medical Center)	6.250	03/01/2024	03/01/2021	A	338,886
1,060,000	Pikeville, KY Hospital (Pikeville Medical Center)	6.250	03/01/2024	03/01/2021	A	1,126,600
						26,558,950

Louisiana—0.7%
5,000,000	LA GO	5.000	09/01/2019	09/01/2019		5,000,000
1,760,000	LA Public Facilities Authority (Loyola University New Orleans)	2.650 [3]	10/01/2020	10/01/2020		1,723,093
1,750,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2020	05/15/2020		1,794,765
390,000	Monroe, LA Sales Tax	3.000	03/01/2020	09/30/2019	A	390,515
						8,908,373

Maine—0.1%
1,550,000	ME Educational Authority (Student Loan)	4.750	12/01/2024	12/01/2022	A	1,691,546
5,000	ME H&HEFA	4.200	07/01/2023	09/30/2019	A	5,012
						1,696,558

23          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Maryland—0.7%
$295,000	Caroline County, MD GO	3.850%	06/01/2021	09/30/2019	A	$297,502
10,000	Caroline County, MD GO	4.000	11/01/2021	09/30/2019	A	10,022
45,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400	07/01/2021	09/30/2019	A	45,107
7,005,000	MD H&HEFA (Medstar Health)	5.000	08/15/2027	08/15/2023	A	7,966,646
20,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A	4.625	07/01/2032	09/30/2019	A	20,033
30,000	University System of Maryland	4.000	04/01/2020	09/30/2019	A	30,065
10,000	University System of Maryland	4.000	04/01/2021	09/30/2019	A	10,021
						8,379,396

Massachusetts—2.2%
20,000	Boston, MA Hsg. Authority	4.125	04/01/2021	09/30/2019	A	20,045
30,000	Boston, MA Hsg. Authority	5.000	04/01/2027	09/30/2019	A	30,087
35,000	Boston, MA Hsg. Authority	5.000	04/01/2028	09/30/2019	A	35,101
100,000	Boston, MA Water & Sewer	5.000	11/01/2020	09/30/2019	A	100,291
180,000	Boston, MA Water & Sewer	5.250	11/01/2019	11/01/2019		181,219
525,000	Boston, MA Water & Sewer	5.250	11/01/2019	11/01/2019		528,554
50,000	Chesire, MA GO	4.750	02/01/2024	09/30/2019	A	50,149
10,000	Lynn, MA GO	4.500	07/15/2024	09/30/2019	A	10,026
2,600,000	MA Bay Transportation Authority[4]	0.000	07/01/2020	07/01/2020		2,622,854
1,280,000	MA Bay Transportation Authority	7.000	03/01/2021	03/01/2021		1,356,595
2,000,000	MA Devel. Finance Agency (Berkshire Health System/Berkshire Medical Center/Fairview Hospital Obligated Group)	5.000	10/01/2022	10/01/2021	A	2,148,340
395,000	MA Devel. Finance Agency (Visual & Performing Arts)	6.000	08/01/2021	02/05/2021	B	418,933
10,910,000	MA GO4	2.528	11/01/2019	11/01/2019		10,931,711
490,000	MA H&EFA (Milford Regional Medical Center)	5.000	07/15/2022	09/30/2019	A	493,915
3,250,000	MA H&EFA (Milford Regional Medical Center)	5.000	07/15/2027	09/30/2019	A	3,279,542
4,000,000	MA School Building Authority	5.000	08/15/2025	08/15/2022	A	4,455,160
830,000	MA Special Obligation (Consolidated Loan)[4]	0.000	06/01/2020	06/01/2020		842,284
20,000	Natick, MA GO	4.000	06/15/2031	09/30/2019	A	20,043
10,000	North Reading, MA GO	4.000	09/15/2023	09/30/2019	A	10,022
25,000	Waltham, MA GO	4.000	09/15/2024	09/30/2019	A	25,055
15,000	Waltham, MA GO	4.200	09/15/2027	09/30/2019	A	15,035
25,000	Winchester, MA GO	4.375	07/01/2027	09/30/2019	A	25,063
5,000	Worcester, MA GO	4.000	11/01/2020	09/30/2019	A	5,011
10,000	Worcester, MA GO	4.000	09/15/2021	09/30/2019	A	10,021
15,000	Worcester, MA GO	4.125	09/15/2023	09/30/2019	A	15,033
10,000	Worcester, MA GO	4.200	11/01/2024	09/30/2019	A	10,022
						27,640,111

24          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan—1.7%
$200,000	Allen Park, MI GO	4.000%	04/01/2020	09/30/2019	A	$200,462
220,000	Charyl Stockwell Academy, MI Public School Academy[1]	4.875	10/01/2023	11/04/2021	B	225,916
99,200	Detroit, MI GO	5.250	04/01/2020	09/30/2019	A	99,207
40,000	Eaton Rapids, MI Public Schools	4.000	05/01/2020	09/30/2019	A	40,083
10,000	Flat Rock, MI Tax Increment Finance Authority	4.750	10/01/2021	09/30/2019	A	10,024
85,000	Harper Woods, MI GO	4.200	05/01/2020	09/30/2019	A	85,178
10,000	Howell Township, MI GO	4.500	06/01/2022	09/30/2019	A	10,025
20,000	Howell, MI GO	4.050	03/01/2020	03/01/2020		20,284
12,375,000	Kent, MI Hospital Finance Authority (Spectrum Health System/Spectrum Health Hospitals Obligated Group)	5.500	11/15/2025	11/15/2021	A	13,479,221
25,000	Leslie, MI Public Schools	4.000	05/01/2023	09/30/2019	A	25,051
3,000,000	MI Building Authority, Series II	5.000	10/15/2026	10/15/2019	A	3,013,380
1,740,000	MI Finance Authority (Lawrence Technological University)	5.000	02/01/2022	02/12/2021	B	1,802,449
120,000	MI Hsg. Devel. Authority, Series A	4.750	10/01/2019	10/01/2019		120,308
105,000	Muskegon Heights, MI Water System	4.000	11/01/2021	11/01/2019	A	105,427
185,000	Muskegon Heights, MI Water System	4.000	11/01/2026	11/01/2019	A	185,764
1,400,000	Summit Academy North, MI Public School Academy	4.000	11/01/2024	11/11/2023	B	1,405,782
15,000	Taylor, MI Tax Increment Finance Authority	4.000	05/01/2021	09/30/2019	A	15,031
375,000	Wayne, MI GO	4.400	10/01/2021	10/01/2019	A	375,315
15,000	Western MI University	4.250	11/15/2021	09/30/2019	A	15,036
350,000	Wyoming, MI Public Schools	3.500	05/01/2020	09/30/2019	A	350,567
10,000	Ypsilanti, MI School District	4.000	05/01/2020	09/30/2019	A	10,020
						21,594,530

Minnesota—1.5%
205,000	Arlington, MN GO	3.000	12/01/2019	09/30/2019	A	205,346
2,000,000	Dakota County, MN Community Devel. Agency (WSP Senior Hsg.)	3.800 [2]	07/01/2022	07/01/2020	A	2,014,840
2,415,000	Duluth, MN Independent School District No. 709 COP	5.000	02/01/2023	02/01/2023		2,699,101
35,000	Lakeville, MN Independent School District No. 194	5.000	02/01/2020	02/01/2020		35,570
5,000	Mankato, MN Independent School District No. 77	4.000	02/01/2021	09/30/2019	A	5,011
1,890,000	Minneapolis, MN Multifamily Hsg. (Riverside Homes)	3.750 [2]	11/01/2021	11/01/2019	A	1,892,325
15,000	MN Governmental Agency Finance Group	4.125	03/01/2027	09/24/2019	A	15,026
5,000	New Prague, MN GO	4.150	02/01/2024	09/30/2019	A	5,010
10,000	North Mankato, MN GO	4.000	12/01/2024	09/30/2019	A	10,022

25          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Minnesota (Continued)
$25,000	Southern MN Municipal Power Agency	4.500%	01/01/2020	09/30/2019	A	$25,064
4,310,000	St. Paul, MN Hsg. & Redevel. Authority (Legends Berry Senior Apartments)	3.750 [2]	09/01/2021	03/01/2020	A	4,327,283
1,930,000	St. Paul, MN Hsg. & Redevel. Authority (Millberry Apartments)	3.750 [2]	03/01/2021	09/19/2019	A	1,930,637
4,500,000	St. Paul, MN Hsg. & Redevel. Authority (Un Flats Apartments)	2.750 [2]	02/01/2022	09/19/2019	A	4,500,405
655,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (St. Paul City School)	4.500	07/01/2028	05/25/2024	A	678,318
45,000	Tri-County, MN Independent School District No. 2358	4.000	02/01/2027	09/30/2019	A	45,102
205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		210,033
						18,599,093

Mississippi—0.2%
10,000	Mississippi Valley, MS State University Educational Building Corp.	4.000	03/01/2022	09/30/2019	A	10,021
25,000	MS Business Finance Commission (Huntington Ingalls Industries)	4.550	12/01/2028	09/30/2019	A	25,015
860,000	MS Devel. Bank (Jackson Public School District)	5.000	10/01/2023	07/13/2022	B	943,506
800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250	12/01/2022	12/01/2022		889,480
55,000	Ridgeland, MS Tax Increment (City of Ridgeland)	5.375	10/01/2029	10/01/2019	A	55,153
						1,923,175

Missouri—1.3%
90,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)	3.200	11/01/2021	05/01/2020	B	90,728
12,000	Cass County, MO GO COP	4.000	04/01/2020	09/30/2019	A	12,024
25,000	Clay County, MO Reorganized School District No. R-1	4.250	03/01/2020	09/30/2019	A	25,058
25,000	Johnson County, MO GO COP	4.125	12/01/2019	09/30/2019	A	25,048
285,000	Kansas City, MO IDA (Sales Tax)	4.250	04/01/2026	07/30/2023	B	299,675
25,000	Maryville, MO Waterworks & Sewage System	4.200	01/01/2032	09/30/2019	A	25,045
675,000	MO Devel. Finance Board (Branson Landing)	6.000	06/01/2020	06/01/2020		697,761
5,000	MO Environmental Improvement & Energy Resources Authority	4.250	07/01/2026	09/30/2019	A	5,013
15,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	09/30/2019	A	15,045

26          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$10,000,000	MO H&EFA (SSM Health Care Corp.)	1.340%[2]	06/01/2036	09/06/2019	A	$10,000,000
3,130,000	MO H&EFA (Webster University)	5.000	04/01/2026	04/01/2026		3,613,961
65,000	MO Hsg. Devel. Commission[1]	4.250	11/01/2030	05/01/2021	A	66,722
850,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)	5.125	12/01/2025	09/30/2019	A	851,369
95,000	Springfield, MO Public Building Corp. (Jordan Valley Project)	4.151 [3]	06/01/2025	12/18/2023	B	78,309
1,130,000	St. Louis County, MO IDA (Friendship Village)[1]	5.000	09/01/2023	10/07/2021	B	1,199,088
70,000	St. Louis County, MO IDA (FVWC/FVSC/FVSL/FVO Obligated Group)[1]	3.000	09/01/2022	03/18/2021	B	72,105
						17,076,951

Montana—0.0%
10,000	Ravalli County, MT School District No. 7	4.000	07/01/2023	09/30/2019	A	10,023

Nebraska—0.9%
11,945,000	Omaha, NE Public Power District (Nebraska City Station Unit 2) Floaters Series 2016-XF1053 Trust	1.450 [2]	02/01/2049	09/10/2019	A	11,945,000

Nevada—0.0%
60,000	Reno, NV Hospital (RRMC/RTCS/RSMMC Obligated Group)	5.500	06/01/2023	09/25/2019	A	60,161

New Hampshire—0.2%
2,750,000	NH H&EFA (Hillside Village)	3.500	07/01/2022	10/01/2019	A	2,753,190
5,000	NH Municipal Bond Bank	4.000	08/15/2021	09/30/2019	A	5,011
15,000	NH Municipal Bond Bank	4.000	02/15/2023	09/30/2019	A	15,032
						2,773,233

New Jersey—8.1%
250,000	Atlantic City, NJ GO	5.000	03/01/2027	03/01/2027		309,640
3,935,000	Atlantic City, NJ GO Floaters Series 2017-XF2482 Trust	1.590 [2]	03/01/2042	09/06/2019	A	3,935,000
1,610,000	Camden County, NJ Improvement Authority (Rowan University)	5.000	12/01/2027	12/01/2023	A	1,838,395
3,515,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2023	11/01/2023		3,894,761
1,500,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2024	09/30/2019	A	1,503,825
1,000,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2022	09/30/2019	A	1,002,690
55,000	Essex County, NJ Improvement Authority (Newark)	5.000	11/01/2020	05/06/2020	B	56,327
9,000,000	Lyndhurst Township, NJ GO	2.750	09/12/2019	09/12/2019		9,002,970

27          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$50,000	Mountain Lakes, NJ GO	5.000%	11/15/2020	11/15/2019	A	$50,399
1,000,000	NJ Building Authority	5.000	06/15/2025	06/15/2025		1,214,700
1,500,000	NJ Building Authority	5.000	06/15/2025	06/15/2025		1,777,230
1,520,000	NJ EDA	5.000	06/15/2022	06/15/2022		1,659,247
405,000	NJ EDA (Cigarette Tax)	5.000	06/15/2020	06/15/2020		416,109
6,500,000	NJ EDA (Cigarette Tax)	5.000	06/15/2023	06/15/2022	A	7,079,800
10,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	3.500	09/01/2022	03/21/2021	B	10,118
6,840,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2025	07/01/2025		8,099,449
820,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2025	07/01/2025		1,011,487
15,000	NJ EDA (Municipal Loan Pool)	4.625	11/15/2020	09/30/2019	A	15,042
2,000,000	NJ EDA (School Facilities Construction)	5.000	03/01/2023	03/01/2023		2,231,480
3,000,000	NJ EDA (School Facilities Construction)	5.000	03/01/2025	03/01/2023	A	3,319,710
3,010,000	NJ EDA (School Facilities Construction)	5.500	09/01/2023	09/01/2023		3,445,607
6,000,000	NJ EDA (School Facilities Construction)	5.500	09/01/2024	09/01/2024		7,072,920
1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000	06/15/2026	06/15/2024	A	1,140,870
400,000	NJ Health Care Facilities Financing Authority (Greystone Park Psychiatric Hospital)	5.000	09/15/2023	09/15/2023		453,180
5,000	NJ Higher Education Student Assistance Authority (Student Loans)	4.750	12/01/2021	12/01/2019	A	5,043
25,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.100	12/01/2026	12/01/2019	A	25,235
90,000	NJ Hsg. & Mtg. Finance Agency	5.000	05/01/2021	09/30/2019	A	90,667
3,500,000	NJ Transportation Trust Fund Authority	5.000	06/15/2024	06/15/2024		4,057,130
1,645,000	NJ Transportation Trust Fund Authority	5.000	06/15/2025	06/15/2022	A	1,800,913
5,000,000	NJ Transportation Trust Fund Authority	5.000	06/15/2028	06/15/2026	A	6,016,400
4,505,000	NJ Transportation Trust Fund Authority	5.250	12/15/2023	12/15/2023		5,186,111
1,370,000	NJ Transportation Trust Fund Authority	5.250	12/15/2023	12/15/2023		1,588,227
460,000	NJ Transportation Trust Fund Authority	5.250	06/15/2026	06/15/2021	A	491,087
12,160,000	NJ Transportation Trust Fund Authority	5.500	12/15/2019	12/15/2019		12,305,069
5,000,000	NJ Transportation Trust Fund Authority	5.500	12/15/2020	12/15/2020		5,271,000

28          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$1,000,000	NJ Transportation Trust Fund Authority	5.500%	12/15/2022	12/15/2022		$1,133,780
3,930,000	NJ Transportation Trust Fund Authority	5.750	06/15/2020	06/15/2020		4,067,786
515,000	North Caldwell, NJ School District	4.000	02/15/2023	02/15/2020	A	522,292
125,000	Salem County, NJ Improvement Authority (Stand Up for Salem)	5.375	08/15/2028	09/30/2019	A	125,306
25,000	Vineland, NJ GO	5.000	03/01/2021	08/31/2020	B	25,989
						103,252,991

New Mexico—0.4%
10,000	Carlsbad, NM Joint Water & Sewer	4.625	06/01/2024	09/30/2019	A	10,025
210,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000	06/01/2023	09/30/2019	A	210,630
1,555,000	NM Hospital Equipment Loan Council (Gerald Champion Memorial Hospital)	4.750	07/01/2022	07/12/2021	B	1,627,650
1,550,000	NM Hospital Equipment Loan Council (Haverland Carter Lifestyle)	2.250	07/01/2023	01/01/2021	A	1,553,580
1,550,000	NM Hospital Equipment Loan Council (Haverland Carter Lifestyle)	2.375	07/01/2024	01/01/2021	A	1,553,627
105,000	Saltillo, NM Public Improvement District	4.000	10/01/2024	10/01/2024		118,141
160,000	Saltillo, NM Public Improvement District	4.000	10/01/2025	10/01/2025		183,462
180,000	University of New Mexico	6.000	06/01/2021	12/06/2020	B	190,708
55,000	University of New Mexico	6.500	06/01/2021	09/16/2020	A	58,686
						5,506,509

New York—7.7%
1,285,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	04/13/2021	B	1,325,221
26,190,000	Build NYC Resource Corp. (Blue School) Floaters Series 2018-XF1071 Trust	1.650 [2]	09/01/2046	09/13/2019	A	26,190,000
19,125,000	Build NYC Resource Corp. (Richmond Medical Center) Floaters Series 2019-XF1080 Trust	1.700 [2]	12/01/2050	09/13/2019	A	19,125,000
750,000	Dutchess County, NY IDA (Bard College)	5.000	08/01/2022	09/30/2019	A	750,660
5,000	Hyde Park, NY GO	4.100	06/01/2023	09/30/2019	A	5,013
160,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750	01/01/2020	01/01/2020		159,970
1,781,845	Johnson City, NY GO	4.000	10/03/2019	10/03/2019		1,783,680
25,000	Marlborough, NY GO	4.000	06/15/2020	09/30/2019	A	25,055

29          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$3,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.250%[7]	06/01/2026	12/01/2019	A	$2,999,910
500,000	New Rochelle, NY City School District	4.000	11/15/2020	11/15/2019	A	503,110
345,000	NY Counties Tobacco Trust VI (TASC)	4.000	06/01/2020	06/01/2020		351,151
350,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2021	06/01/2021		370,262
300,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2022	06/01/2022		326,364
685,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2023	06/01/2023		762,871
460,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2026	06/01/2026		539,235
95,000	NY Triborough Bridge & Tunnel Authority	6.125	01/01/2021	04/20/2020	B	97,958
6,455,000	NYC GO	5.000	08/01/2022	08/01/2021	A	6,945,580
9,070,000	NYC GO	5.000	10/01/2022	10/01/2022		10,148,786
20,000,000	NYC Transitional Finance Authority (Future Tax)	1.450 [2]	11/01/2029	09/03/2019	A	20,000,000
45,000	NYC Trust for Cultural Resources (Carnegie Hall/Carnegie Hall Society Obligated Group)	5.000	12/01/2029	12/01/2019	A	45,436
825,000	NYS DA (ALIA-PSCH)	4.800	12/01/2023	12/15/2021	B	845,666
1,165,000	NYS Local Government Assistance Corp.	5.000	04/01/2021	04/01/2021		1,213,907
1,715,000	NYS UDC (State Facilities)	5.700	04/01/2020	04/01/2020		1,759,281
695,000	Orange County, NY Funding Corp. (Mount St. Mary College)	4.000	07/01/2024	07/01/2022	A	737,437
1,025,000	Port Authority NY/NJ (JFK International Air Terminal)	5.000	12/01/2020	06/05/2020	B	1,054,407
60,000	Ramapo, NY GO	4.000	08/01/2020	09/30/2019	A	60,130
100,000	Ramapo, NY GO	4.000	08/01/2021	09/30/2019	A	100,222
10,000	Rochester, NY GO	4.000	10/01/2020	09/30/2019	A	10,022
30,000	Suffolk County, NY IDA (Dowling College)[6,8]	6.700	12/01/2020	12/01/2020		0
						98,236,334

North Carolina—0.4%
10,000	Buncombe County, NC GO COP	4.250	06/01/2024	09/30/2019	A	10,024
2,485,000	Charlotte, NC COP	3.000	06/01/2022	09/30/2019	A	2,488,628
10,000	Haywood County, NC GO	4.125	03/01/2027	09/30/2019	A	10,023
35,000	Johnson County, NC GO	4.000	02/01/2020	09/30/2019	A	35,077
2,875,000	NC Medical Care Commission Retirement Facilities (Salemtowne)	3.550	10/01/2024	04/01/2020	A	2,891,273
5,000	NC Municipal Power Agency No. 1 (Catawba Electric)	4.250	01/01/2022	09/30/2019	A	5,010
5,000	University of North Carolina System	4.250	10/01/2021	09/30/2019	A	5,012

30          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
North Carolina (Continued)
$10,000	University of North Carolina System	4.750%	10/01/2028	09/30/2019	A	$10,024
5,000	University of North Carolina System (NCATSU/UNCC/UNCG/UNCW/UNCA Obligated Group)	5.000	04/01/2022	09/30/2019	A	5,014
5,000	Winston-Salem, NC GO COP	4.250	06/01/2021	09/30/2019	A	5,012
						5,465,097

North Dakota—0.6%
3,495,000	Burleigh County, ND Sales Tax	3.250	11/01/2023	11/01/2021	A	3,587,373
10,000	Grand Forks, ND GO	4.125	12/01/2020	09/30/2019	A	10,024
1,265,000	Grand Forks, ND Health Care System (Altru Health System)	4.000	12/01/2027	12/01/2021	A	1,314,272
1,000,000	Horace, ND GO1	2.350	10/01/2021	10/01/2021		999,640
1,500,000	Horace, ND GO	2.500	08/01/2021	08/01/2020	A	1,513,335
100,000	West Fargo, ND GO	4.100	11/01/2022	09/30/2019	A	100,232
						7,524,876

Ohio—1.4%
75,000	Akron, OH Waterworks	4.000	03/01/2022	09/30/2019	A	75,157
1,355,000	Butler County, OH Hospital Facilities (UCH/UCHS/UCMC/WCHosp/UCPC Obligated Group)	5.500	11/01/2022	11/01/2020	A	1,424,864
2,905,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)	5.500	01/01/2021	07/07/2020	B	3,012,630
670,000	Cleveland-Cuyahoga County, OH Port Authority	5.750	11/15/2020	05/21/2020	B	690,569
10,000	Dayton, OH GO	4.625	12/01/2029	09/30/2019	A	10,024
30,000	Deerfield Township, OH Tax Increment	5.000	12/01/2025	09/30/2019	A	30,083
150,000	Frontier, OH Local School District	6.500	12/01/2019	12/01/2019		151,905
10,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	09/26/2019	A	10,005
10,000	Milton-Union, OH Exempted Village School District (School Energy Conservation)	4.000	12/01/2024	09/30/2019	A	10,022
225,000	Muskingum County, OH GO	4.000	12/01/2021	12/01/2019	A	226,604
2,000,000	OH Air Quality Devel. Authority (First Energy Generation)[6]	5.625	06/01/2018	06/01/2018		2,040,000
1,600,000	OH Higher Education Facility Commission (CCCFL/CCFnd/ LH/FHMH/MedHosp/CCFLH/CCHSE/CCHlthS/CCAH Obligated Group)	1.420 [2]	01/01/2039	09/06/2019	A	1,600,000
1,830,000	OH Higher Educational Facility Commission (Hiram College)	6.000	10/01/2021	09/30/2019	A	1,833,148

31          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$2,460,000	OH Higher Educational Facility Commission (University of Dayton)[4]	2.983%	12/01/2023	12/01/2023		$2,533,579
3,000,000	OH Hospital (Aultman Health Foundation)	5.000	12/01/2023	12/01/2023		3,259,320
875,000	OH River South Authority (Lazarus Building Redevel.)	5.750	12/01/2027	09/30/2019	A	877,144
10,000	Olmstead Falls, OH City School District	4.400	12/01/2019	09/30/2019	A	10,024
50,000	Sandusky, OH GO	4.000	12/01/2019	09/30/2019	A	50,111
20,000	Scioto County, OH GO	4.250	12/01/2026	09/30/2019	A	20,042
25,000	Stark County, OH GO	4.375	12/01/2024	09/30/2019	A	25,072
						17,890,303

Oklahoma—0.3%
475,000	McGee Creek, OK Water Authority	6.000	01/01/2023	07/29/2021	B	513,494
2,190,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)	5.000	07/01/2025	03/03/2023	B	2,399,342
150,000	OK Devel. Finance Authority (Master Oklahoma Higher Education)	4.000	12/01/2023	12/01/2019	A	151,098
320,000	OK Municipal Power Authority	5.750	01/01/2024	11/24/2021	B	351,805
14,211	Oklahoma County, OK HFA (Single Family Mtg.)[1]	4.300	10/01/2020	09/30/2019	A	14,245
						3,429,984

Oregon—0.2%
1,150,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)	2.800	05/15/2024	11/15/2019	A	1,151,610
765,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)	3.200	05/15/2025	05/15/2020	A	770,355
5,000	Clackamas County, OR School District No. 86	4.350	06/15/2025	09/30/2019	A	5,011
270,000	Molalla, OR Sewer	4.000	03/01/2022	03/01/2020	A	273,281
80,000	OR Health & Science University	2.975 [3]	07/01/2021	01/10/2021	B	76,425
						2,276,682

Other Territory—1.9%
19,755,000	Public Hsg. Capital Fund Multi-State Revenue Trust I Floaters Series 2017-XG0136 Trust	1.850 [2]	12/01/2029	09/06/2019	A	19,755,000
3,430,000	Public Hsg. Capital Fund Multi-State Revenue Trust II Floaters Series 2017-XG0137 Trust	1.850 [2]	09/01/2027	09/06/2019	A	3,430,000

32          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Other Territory (Continued)
$297,800	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000%	07/01/2022	05/17/2020	A	$299,735
						23,484,735

Pennsylvania—4.6%
445,000	Allegheny County, PA HEBA (Robert Morris University)	5.000	10/15/2026	02/24/2025	B	511,336
465,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	02/04/2022	B	463,693
1,780,000	Bangor, PA Area School District	2.500	03/15/2023	09/30/2019	A	1,781,282
2,550,000	Berks County, PA Municipal Authority (Reading Hospital Medical Center) [MUNIPSA+150]	2.850 [5]	11/01/2039	07/01/2020	A	2,573,715
310,000	Coatesville, PA Area School District	5.000	12/01/2021	12/01/2021		333,445
400,000	Coatesville, PA Area School District	5.000	12/01/2022	12/01/2022		443,336
400,000	Coatesville, PA Area School District	5.000	12/01/2023	06/01/2023	A	449,464
425,000	Coatesville, PA Area School District	5.000	12/01/2024	06/01/2023	A	477,522
45,000	Erie County, PA Hospital Authority (St. Mary’s Home of Erie)	4.500	07/01/2023	09/30/2019	A	45,115
3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	3,248,149
365,000	Hazleton, PA GO	4.100	12/01/2019	09/30/2019	A	366,015
2,075,000	Luzerne County, PA GO	5.000	05/15/2022	05/15/2022		2,269,926
2,260,000	Luzerne County, PA GO	5.000	05/15/2023	05/15/2023		2,538,997
2,795,000	Luzerne County, PA GO	5.000	11/15/2023	11/15/2023		3,183,813
1,525,000	Luzerne County, PA GO	6.750	11/01/2023	11/01/2019	A	1,537,764
500,000	Luzerne County, PA GO	7.000	11/01/2026	11/01/2019	A	504,390
1,380,000	Montgomery County, PA HEHA (Holy Redeemer Health System)	5.000	10/01/2022	10/01/2022		1,497,341
1,165,000	Montgomery County, PA HEHA (Holy Redeemer Health System)	5.000	10/01/2024	10/01/2024		1,323,568
500,000	Oswayo Valley, PA School District	2.000	02/15/2020	09/30/2019	A	500,220
6,040,000	PA Convention Center Authority	6.000	09/01/2019	09/01/2019		6,040,000
2,750,000	PA EDFA (US Airways Group)	8.000	05/01/2029	05/01/2020	A	2,863,905
5,000	PA HEFA	4.000	06/15/2021	09/30/2019	A	5,010
5,000	PA HEFA	4.000	06/15/2022	09/30/2019	A	5,011
15,000	PA HEFA (Pennsylvania State System of Higher Education)[1]	5.000	06/15/2021	09/30/2019	A	15,042
6,200,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2023	06/01/2023		7,008,108
1,500,000	PA Turnpike Commission [MUNIPSA+60]	1.950 [5]	12/01/2023	06/01/2023	A	1,516,665

33          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$1,765,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.000%	04/01/2033	04/01/2023	A	$1,880,431
155,000	Philadelphia, PA Authority for Industrial Devel. (Mathematics Science & Technology Community Charter School)	5.000	08/01/2020	08/01/2020		160,289
520,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250	06/15/2023	01/13/2022	B	559,255
290,000	Philadelphia, PA Regional Port Authority	5.000	09/01/2019	09/01/2019		290,000
440,000	Pittsburgh, PA Urban Redevel. Authority (Eva P Mitchell Hsg.)	4.200	10/20/2024	10/20/2019	A	441,553
5,000,000	Pittsburgh, PA Water & Sewer Authority [US0001M+64]	2.201 [5]	09/01/2040	06/01/2020	A	5,001,900
1,955,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/LVHM/SRehC/SRMC/ NPHC/SMCSJS/PMCtr/PHSys Obligated Group)	5.750	07/01/2022	07/15/2021	B	2,110,129
1,025,000	Reading, PA School District	3.125	04/01/2024	09/30/2019	A	1,025,687
70,000	Sayre, PA HEFA (Guthrie Clinic) [US0003M+78]	2.469 [5]	12/01/2024	12/01/2019	A	70,148
655,000	Southmoreland, PA School District	2.250	04/01/2024	09/30/2019	A	655,570
500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020	A	513,640
400,000	Sto Rox, PA School District	2.750	12/15/2019	09/30/2019	A	400,460
660,000	Tinicum Township, PA (Delaware County Sewage Authority)[1]	4.250	09/01/2022	09/23/2019	A	661,808
1,025,000	Washington County, PA Redevel. Authority	5.000	07/01/2028	02/22/2026	A	1,101,803
1,010,000	Wilkes-Barre, PA Area School District	5.000	08/01/2024	08/01/2024		1,182,205
1,160,000	Wilkes-Barre, PA Area School District	5.000	08/01/2026	08/01/2026		1,419,074
						58,976,784

Rhode Island—0.1%
10,000	RI Clean Water Finance Agency	4.500	10/01/2022	10/01/2022		11,042
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000	11/01/2019	09/30/2019	A	50,155
1,000,000	RI Student Loan Authority	3.250	12/01/2022	12/01/2020	A	1,020,330
155,000	RI Student Loan Authority	4.100	12/01/2019	09/30/2019	A	155,400
						1,236,927

34          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
South Carolina—1.4%
$620,000	Florence-Darlington, SC Commission for Technical Education	5.000%	03/01/2028	09/01/2023	A	$691,548
10,000	Greenville County, SC Special Source	4.000	04/01/2020	09/30/2019	A	10,021
25,000	SC Jobs-EDA (FMU Student Hsg.)	4.250	08/01/2024	09/30/2019	A	25,045
6,500,000	SC Jobs-EDA (Royal Live Oaks Academy of the Arts & Sciences Charter School)	3.000	08/01/2020	02/01/2020	A	6,522,490
10,000,000	SC Public Service Authority (Santee Cooper) Tender Option Bonds Series 2016-XM0384 Trust	1.600 [2]	06/01/2037	09/11/2019	A	10,000,000
						17,249,104

South Dakota—0.2%
400,000	Minnehaha County, SD	6.000	12/01/2023	12/01/2020	A	419,512
2,045,000	Minnehaha County, SD COP	2.125	12/01/2020	09/30/2019	A	2,046,329
						2,465,841

Tennessee—0.5%
1,250,000	Bristol, TN Industrial Devel. Board	4.846 [3]	12/01/2019	12/01/2019		1,238,362
1,000,000	Bristol, TN Industrial Devel. Board	4.909 [3]	12/01/2020	12/01/2020		951,670
5,000	Chattanooga, TN GO	4.000	02/01/2031	09/30/2019	A	5,010
50,000	Columbia, TN Waterworks	5.125	12/01/2022	09/30/2019	A	50,148
245,000	Elizabethton, TN H&EFB (MSHA/BRMMC/SCCH/NCH Obligated Group)	7.000	07/01/2020	09/30/2019	A	256,500
10,000	Metropolitan Government Nashville & Davidson Counties, TN Electric	4.250	05/15/2023	09/24/2019	A	10,019
100,000	South Blount County, TN Utility District	4.000	12/01/2022	12/01/2019	A	100,706
3,090,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2022	02/01/2022		3,337,633
450,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2019	09/01/2019		450,000
5,000	TN Local Devel. Authority	4.125	03/01/2023	09/30/2019	A	5,011
						6,405,059

Texas—14.1%
530,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)	4.000	06/15/2026	05/27/2021	A	540,489
29,920,000	Austin, TX GO	5.250	05/15/2025	06/26/2023	B	34,534,562
1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital	5.000	12/01/2023	12/01/2023		1,312,764
1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital	5.000	12/01/2024	12/01/2024		2,074,775

35          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$125,000	Borden County, TX Independent School District	4.250%	02/15/2022	09/30/2019	A	$125,279
50,000	Borden County, TX Independent School District	4.375	02/15/2023	09/30/2019	A	50,114
300,000	Bridgestone, TX Municipal Utility District	5.500	11/01/2020	11/01/2019	A	302,097
100,000	Bryan, TX Waterworks & Sewer	4.125	07/01/2023	09/05/2019	A	100,008
50,000	Burney Road, TX Municipal Utility District-Fort Bend County	4.000	09/01/2024	09/30/2019	A	50,114
85,000	Cleburne, TX Waterworks & Sewer System	4.000	02/15/2020	09/30/2019	A	85,169
665,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	5.000	08/15/2021	08/15/2021		694,459
675,000	El Paso County, TX Hospital District COP	5.000	08/15/2025	08/15/2023	A	753,489
275,000	Elgin, TX GO	4.400	07/15/2027	09/30/2019	A	275,564
1,085,000	Fort Bend County, TX Levee Improvement District No. 11, Series 2008	4.050	09/01/2027	09/30/2019	A	1,087,658
1,785,000	Fort Bend County, TX Levee Improvement District No. 11, Series 2011	3.625	09/01/2029	09/30/2019	A	1,787,445
495,000	Fort Bend County, TX Municipal Utility District No. 116, Series 2012	3.000	09/01/2019	09/01/2019		495,000
515,000	Fort Bend County, TX Municipal Utility District No. 118, Series 2012	3.000	09/01/2019	09/01/2019		515,000
210,000	Fort Bend County, TX Municipal Utility District No. 118, Series 2013	3.000	09/01/2019	09/01/2019		210,000
210,000	Fort Bend County, TX Municipal Utility District No. 121, Series 2012A	3.000	09/01/2019	09/01/2019		210,000
140,000	Fort Bend County, TX Municipal Utility District No. 138, Series 2015	2.000	09/01/2019	09/01/2019		140,000
115,000	Fort Bend County, TX Municipal Utility District No. 171	5.000	09/01/2019	09/01/2019		115,000
20,000	Fort Bend County, TX Municipal Utility District No. 30, Series 2010	4.000	09/01/2019	09/01/2019		20,000
300,000	Fort Bend County, TX Municipal Utility District No. 30, Series 2012	3.000	09/01/2019	09/01/2019		300,000
235,000	Fort Bend County, TX Municipal Utility District No. 34, Series 2012	2.000	09/01/2019	09/01/2019		235,000
120,000	Fort Bend County, TX Municipal Utility District No. 34, Series 2015	2.000	09/01/2019	09/01/2019		120,000

36          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$275,000	Garland, TX Independent School District	3.000%	02/15/2020	09/30/2019	A	$275,434
650,000	Grant Road, TX Public Utility District	3.000	10/01/2019	10/01/2019		650,754
530,000	Harris County, TX Cultural Education Facilities Finance Corp. (TXCH/TXCHF Obligated Group)	5.000	10/01/2029	10/01/2019	A	531,558
50,000	Harris County, TX Flood Control District	5.000	10/01/2020	09/30/2019	A	50,750
1,650,000	Harris County, TX Flood Control District	5.000	10/01/2022	09/30/2019	A	1,674,750
535,000	Harris County, TX Flood Control District	5.000	10/01/2023	09/30/2019	A	543,025
405,000	Harris County, TX Fresh Water Supply District No. 61	3.000	09/01/2019	09/01/2019		405,000
350,000	Harris County, TX Municipal Utility District No. 151	2.000	09/01/2019	09/01/2019		350,000
340,000	Harris County, TX Municipal Utility District No. 151	3.000	09/01/2019	09/01/2019		340,000
330,000	Harris County, TX Municipal Utility District No. 151	4.000	09/01/2020	09/30/2019	A	330,676
250,000	Harris County, TX Municipal Utility District No. 222	2.000	09/01/2019	09/01/2019		250,000
605,000	Harris County, TX Municipal Utility District No. 276	3.000	09/01/2019	09/01/2019		605,000
410,000	Harris County, TX Municipal Utility District No. 290	3.000	09/01/2026	09/01/2020	A	415,150
915,000	Harris County, TX Municipal Utility District No. 367	3.500	09/01/2019	09/01/2019		915,000
590,000	Harris County, TX Municipal Utility District No. 370	2.750	12/01/2019	12/01/2019		592,207
345,000	Harris County, TX Municipal Utility District No. 372	3.500	09/01/2019	09/01/2019		345,000
2,510,000	Harris County, TX Municipal Utility District No. 53	2.000	09/01/2019	09/01/2019		2,510,000
235,000	Harris County, TX Municipal Utility District No. 70	2.000	10/01/2019	10/01/2019		235,134
325,000	Harris County, TX Water Control & Improvement District No. 110	3.000	09/01/2019	09/01/2019		325,000
275,000	Harris County, TX Water Control & Improvement District No. 89	4.000	10/01/2019	10/01/2019		275,542
490,000	Hunt, TX Memorial Hospital District	3.700	02/15/2020	09/30/2019	A	492,474
10,000	Hutchins, TX GO	4.000	02/15/2025	09/30/2019	A	10,024
500,000	Irving, TX GO	5.000	09/15/2021	09/17/2019	A	500,715
250,000	Lubbock, TX Independent School District	4.000	02/15/2020	09/30/2019	A	250,567
140,000	Maverick County, TX GO COP	5.000	03/01/2020	09/30/2019	A	140,482

37          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$365,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)	5.000%	04/01/2022	04/01/2022		$383,739
385,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)	5.000	04/01/2023	04/01/2023		411,176
405,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)	5.000	04/01/2024	04/01/2024		438,963
6,570,000	North Central TX HFDC (Presbyterian Healthcare)	5.750	06/01/2026	08/22/2023	B	7,735,781
10,000	North TX Municipal Water District (Parker Creek)	5.125	06/01/2023	09/30/2019	A	10,036
365,000	Northeast Travis County, TX Utility District	3.000	09/01/2020	09/30/2019	A	365,456
25,000	Northpointe, TX Water Control & Improvement District No. 96	4.250	09/01/2027	09/30/2019	A	25,051
100,000	Rayford Road, TX Municipal Utility District	4.000	03/01/2023	09/30/2019	A	100,230
80,000	Red River, TX Health Facilities Devel. Corp. (Wichita Falls Retirement Foundation)	4.700	01/01/2022	01/12/2021	B	82,535
490,000	Robstown, TX GO COP	3.345 [3]	03/01/2024	03/01/2024		437,232
150,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	4.900	09/15/2024	10/23/2022	B	148,443
50,000	San Antonio, TX Airport System	5.250	07/01/2032	09/30/2019	A	50,892
300,000	Sienna Plantation, TX Municipal Utility Distron No. 2	2.000	10/01/2019	10/01/2019		300,204
130,000	Spencer Road, TX Public Utility District	2.000	09/01/2019	09/01/2019		130,000
960,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	3.875	11/15/2022	09/30/2019	A	960,624
10,275,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)	7.375	10/01/2020	10/01/2020		10,926,435
795,000	Timber Lane, TX Utility District	3.000	08/01/2020	09/30/2019	A	795,986
29,075,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	12/10/2023	B	34,306,465
28,835,000	TX Municipal Gas Acquisition & Supply Corp. II [MUNIPSA+55][1]	1.900 [5]	09/15/2027	01/15/2020	A	28,461,587
1,000,000	TX Municipal Gas Acquisition & Supply Corp. III	5.000	12/15/2020	12/15/2020		1,045,470

38          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$3,000,000	TX SA Energy Acquisition Public Facility Corp. (Gas Supply)	5.500%	08/01/2020	08/01/2020		$3,107,820
19,000,000	TX Veterans GO	1.320 [2]	06/01/2042	09/06/2019	A	19,000,000
10,000,000	TX Veterans GO	1.390 [2]	06/01/2050	09/06/2019	A	10,000,000
10,000	Woodlands Township, TX GO	4.000	03/01/2028	09/30/2019	A	10,020
530,000	Woodlands Township, TX Sales & Hotel Occupancy Tax	4.000	03/01/2021	09/30/2019	A	531,177
						178,913,550

Utah—0.8%
10,000	UT Associated Municipal Power Systems	4.250	06/01/2020	09/30/2019	A	10,023
10,000,000	UT Hsg. Corp. (Red Rocks Apartments) Floaters Series 2019-XF1081 Trust	1.750 [2]	03/01/2062	09/02/2019	A	10,000,000
25,000	Washington County, UT Water Conservancy District	4.000	10/01/2020	09/30/2019	A	25,058
						10,035,081

Vermont—0.0%
200,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		215,328

Virginia—0.3%
20,000	Bristol, VA Utility System	5.000	07/15/2021	01/18/2021	B	20,951
5,000	Manassas Park, VA GO	5.000	01/01/2022	09/30/2019	A	5,015
95,000	Upper Occoquan, VA Sewage Authority	5.150	07/01/2020	07/01/2020		98,062
2,695,000	Upper Occoquan, VA Sewage Authority	5.150	07/01/2020	07/01/2020		2,781,860
1,045,000	VA College Building Authority Educational Facilities (Washington & Lee University)	5.375	01/01/2021	07/16/2020	B	1,082,087
						3,987,975

Washington—0.4%
700,000	Central Puget Sound, WA Regional Transit Authority	5.250	02/01/2021	08/07/2020	B	726,971
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	09/30/2019	A	25,024
5,000	King & Snohomish Counties, WA School District No. 417 (Northshore)	4.250	12/01/2021	09/30/2019	A	5,012
100,000	Snohomish County, WA GO	4.000	12/01/2019	09/30/2019	A	100,215
290,000	Snohomish County, WA Public Utility District No. 1	6.800	01/01/2020	01/01/2020		295,417
3,205,000	WA GO	5.000	07/01/2023	07/01/2023		3,675,622
20,000	Yakima, WA Irrigation System	4.500	09/01/2024	09/30/2019	A	20,056
						4,848,317

39          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Wisconsin—0.9%
$3,360,000	Southeast WI Professional Baseball Park District	5.500%	12/15/2026	12/30/2025	B	$4,189,618
3,000,000	TN Energy Acquisition Gas Corp.	2.650	11/01/2020	11/01/2019	A	3,003,810
635,000	West DePere, WI School District	2.250	10/01/2022	10/01/2020	A	641,769
165,000	West DePere, WI School District	2.600	10/01/2025	10/01/2020	A	167,267
1,585,000	WI Center District	5.250	12/15/2023	07/28/2022	B	1,758,478
160,000	WI Public Finance Authority Charter School (Voyager Foundation)	4.125	10/01/2024	10/27/2021	A	167,771
800,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)	4.000	12/01/2020	12/01/2020		814,856
405,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)	4.000	01/01/2024	01/29/2022	B	417,709
						11,161,278

Total Investments, at Value (Cost $1,237,796,630)—99.2%						1,258,149,789
Net Other Assets (Liabilities)—0.8						10,152,725

Net Assets—100.0%						$1,268,302,514

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

2. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:
AHlthS	Allen Health Systems

40          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
ALIA	Alliance of Long Island Agencies
AMemH	Allen Memorial Hospital
BHF	Baptist Health Floyd
BRMMC	Blue Ridge Medical Management Corporation
CCAH	Cleveland Clinic Avon Hospital
CCFnd	Cleveland Clinic Foundation
CCFLH	Cleveland Clinic Florida Hospital
CCHlthS	Cleveland Clinic Health System
CCHSE	Cleveland Clinic Health System - East Region
CDA	Communities Devel. Authority
CIHC	Central Iowa Hospital Corp.
CIHP	Central Iowa Health Properties
CIHS	Central Iowa Health System
COP	Certificates of Participation
DA	Dormitory Authority
DHR	Department of Human Resources
DRMCH	Downey Regional Medical Center Hospital
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
FHMH	Fairview Hospital/OH Marymount Hospital
FinH	Finley Hospital
FMU	Francis Marion University
FTSHG	Finley Tri-States Health Group
FVO	FV Operations
FVSC	Friendship Village of South County
FVSL	Friendship Village St. Louis
FVWC	Friendship Village of West County
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IC	Interhealth Corporation
IDA	Industrial Devel. Agency
IHSys	Iowa Health System
IMC	IHC Management Corporation
JFK	John Fitzgerald Kennedy
LH	Lowman Home
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MedHosp	Medina Hospital
MerH	Meriter Hospital
MerHS	Meriter Health Services
MHlthSC	Methodist Health Services Corp.

41          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
MMCI	Methodist Medical Center of Illinois
MSHA	Mountain State Health Alliance
MUNIPSA	SIFMA Municipal Swap Index Yield
NCATSU	North Carolina Agricultural & Technical State University
NCH	Norton Community Hospital
NIHC	Northwest Iowa Hospital Corp.
NPHC	Northeastern Pennsylvania Health Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PHSys	Pocono Health System
PIH	Presbyterian Intercommunity Hospital
PMCtr	Pocono Medical Center
ProcH	Proctor Hospital
ProcHC	Proctor Health Care
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
RRMC	Renown Regional Medical Center
RSMMC	Renown South Meadows Medical Center
RTCS	Renown Transitional Care Services
SCCH	Smyth County Community Hospital
SLHlth	St. Luke’s Healthcare
SLHR	St. Luke’s Health Resources
SLHS	St. Luke’s Health System
SLMHC	St. Luke’s Methodist Hospital Corp.
SMCSJS	Schuylkill Medical Center South Jackson Street
SPEARS	Short Puttable Exempt Adjustable Receipts
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMCT	Trinity Medical Center-Terrace
TRHS	Trinity Regional Health System
TRMC	Trinity Regional Medical Center
TXCH	Texas Children’s Hospital
TXCHF	Texas Children’s Hospital Foundation
UAH	Unitypoint at Home
UCH	UC Health
UCHS	UC Healthcare System
UCMC	University of Cincinnati Medical Center
UCPC	University of Cincinnati Physicians Company
UDC	Urban Development Corporation
UNCA	University of North Carolina at Asheville
UNCC	University of North Carolina at Charlotte
UNCG	University of North Carolina at Greensboro
UNCW	University of North Carolina at Wilmington
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USDA	U.S. Department of Agriculture

42          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
WCHosp	West Chester Hospital
WSP	West St. Paul

See accompanying Notes to Financial Statements.

43          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019

Assets
Investments, at value (cost $1,237,796,630)—see accompanying schedule of investments	$1,258,149,789
Cash	25,542,569
Receivables and other assets:
Interest	12,069,263
Investments sold	10,233,184
Shares of beneficial interest sold	4,388,510
Other	322,520

Total assets	1,310,705,835

Liabilities
Payables and other liabilities:
Investments purchased	31,135,000
Shares of beneficial interest redeemed	10,416,699
Dividends	306,029
Transfer and shareholder servicing agent fees	210,436
Distribution and service plan fees	142,965
Shareholder communications	40,950
Advisory fees	27,772
Trustees’ compensation	25,038
Administration fees	983
Other	97,449

Total liabilities	42,403,321

Net Assets	$1,268,302,514

Composition of Net Assets
Shares of beneficial interest	$1,260,979,625
Total distributable earnings	7,322,889
Net Assets	$1,268,302,514

44        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $405,333,583 and 107,597,495 shares of beneficial interest outstanding)	$3.77

Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$3.87

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,379,164 and 17,354,607 shares of beneficial interest outstanding)	$3.77

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $797,579,718 and 211,720,831 shares of beneficial interest outstanding)	$3.77

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,049 and 2,667 shares of beneficial interest outstanding)	$3.77

See accompanying Notes to Financial Statements.

45        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS

	Three Months Ended August 31, 2019	Year Ended May 31, 2019
Investment Income
Interest	$8,129,425	$32,002,501
Expenses
Advisory fees	1,271,291	4,920,700
Administration fees	45,013	1,903
Distribution and service plan fees:
Class A	255,624	1,022,628
Class C	173,944	835,397
Transfer and shareholder servicing agent fees:
Class A	76,688	410,510
Class C	13,046	83,338
Class Y	149,692	687,852
Shareholder communications:
Class A	9,578	9,225
Class C	1,564	5,062
Class Y	18,558	28,288
Borrowing fees	177,799	836,267
Trustees’ compensation	5,898	17,347
Interest expense on borrowings	5,585	56,115
Custodian fees and expenses	1,828	17,885
Other	49,983	82,736

Total expenses	2,256,091	9,015,253
Net Investment Income	5,873,334	22,987,248
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(227,974)	(2,288,743)
Net change in unrealized appreciation on investment transactions	6,004,761	13,150,258
Net Increase in Net Assets Resulting from Operations	$11,650,121	$33,848,763

See accompanying Notes to Financial Statements.

46        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Three Months Ended August 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$5,873,334	$22,987,248	$20,442,180
Net realized loss	(227,974)	(2,288,743)	(2,893,431)
Net change in unrealized appreciation/(depreciation)	6,004,761	13,150,258	(7,641,120)

Net increase in net assets resulting from operations	11,650,121	33,848,763	9,907,629

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(1,990,356)	(7,838,017)	(7,491,930)
Class C	(209,414)	(960,175)	(974,990)
Class Y	(4,386,921)	(14,819,567)	(10,875,260)
Class R6	(56)	(2)	—

Total distributions from distributable earnings	(6,586,747)	(23,617,761)	(19,342,180)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,203,429	(14,219,864)	1,283,215
Class C	(12,385,868)	(13,930,941)	(13,590,596)
Class Y	8,190,765	185,259,304	111,625,373
Class R6	—	10,000	—

Total beneficial interest transactions	(2,991,674)	157,118,499	99,317,992

Net Assets
Total increase	2,071,700	167,349,501	89,883,441
Beginning of period	1,266,230,814	1,098,881,313	1,008,997,872

End of period	$1,268,302,514	$1,266,230,814	$1,098,881,313

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended May 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

47          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Three Months Ended August 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.72	$3.75	$3.75	$3.74	$3.76
Income (loss) from investment operations:
Net investment income[2]	0.02	0.07	0.07	0.06	0.07	0.07
Net realized and unrealized gain (loss)	0.02	0.03	(0.04)	0.00	0.01	(0.02)
Total from investment operations	0.04	0.10	0.03	0.06	0.08	0.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.07)	(0.06)	(0.06)	(0.07)	(0.07)
Net asset value, end of period	$3.77	$3.75	$3.72	$3.75	$3.75	$3.74

Total Return, at Net Asset Value[3]	1.03%	2.74%	0.94%	1.54%	2.19%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405,334	$402,504	$413,457	$415,924	$401,211	$277,507
Average net assets (in thousands)	$406,866	$411,521	$431,418	$430,013	$343,886	$266,606
Ratios to average net assets:[4]
Net investment income	1.72%	1.85%	1.84%	1.55%	1.78%	1.97%
Expenses excluding specific expenses listed below	0.76%	0.77%	0.79%	0.79%	0.80%	0.81%
Interest and fees from borrowings	0.06%	0.08%	0.07%	0.06%	0.03%	0.05%
Total expenses	0.82%	0.85%	0.86%	0.85%	0.83%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.85%	0.86%	0.85%	0.83%	0.86%
Portfolio turnover rate[5]	13%	69%	80%	65%	51%	58%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

48        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Class C	Three Months Ended August 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.72	$3.75	$3.75	$3.74	$3.76
Income (loss) from investment operations:
Net investment income[2]	0.01	0.04	0.04	0.03	0.04	0.05
Net realized and unrealized gain (loss)	0.02	0.03	(0.03)	0.00	0.01	(0.03)
Total from investment operations	0.03	0.07	0.01	0.03	0.05	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.04)	(0.04)	(0.03)	(0.04)	(0.04)
Net asset value, end of period	$3.77	$3.75	$3.72	$3.75	$3.75	$3.74

Total Return, at Net Asset Value[3]	0.84%	1.97%	0.18%	0.78%	1.43%	0.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,379	$77,493	$90,796	$105,243	$102,888	$65,412
Average net assets (in thousands)	$69,054	$83,507	$99,420	$109,641	$82,289	$59,997
Ratios to average net assets:[4]
Net investment income	0.97%	1.09%	1.09%	0.80%	1.02%	1.21%
Expenses excluding specific expenses listed below	1.51%	1.53%	1.54%	1.54%	1.56%	1.57%
Interest and fees from borrowings	0.06%	0.08%	0.07%	0.06%	0.03%	0.05%
Total expenses	1.57%	1.61%	1.61%	1.60%	1.59%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.61%	1.61%	1.60%	1.59%	1.62%[5]
Portfolio turnover rate[6]	13%	69%	80%	65%	51%	58%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

49        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Three Months Ended August 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.72	$3.75	$3.76	$3.74	$3.76
Income (loss) from investment operations:
Net investment income[2]	0.02	0.08	0.08	0.07	0.08	0.08
Net realized and unrealized gain (loss)	0.02	0.03	(0.04)	(0.01)	0.02	(0.02)
Total from investment operations	0.04	0.11	0.04	0.06	0.10	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.08)	(0.07)	(0.07)	(0.08)	(0.08)
Net asset value, end of period	$3.77	$3.75	$3.72	$3.75	$3.76	$3.74

Total Return, at Net Asset Value[3]	1.09%	3.00%	1.19%	1.52%	2.72%	1.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$797,580	$786,224	$594,628	$487,831	$347,680	$281,883
Average net assets (in thousands)	$794,101	$690,733	$545,355	$432,229	$302,602	$143,236
Ratios to average net assets:[4]
Net investment income	1.97%	2.09%	2.09%	1.80%	2.02%	2.16%
Expenses excluding specific expenses listed below	0.51%	0.52%	0.54%	0.54%	0.55%	0.56%
Interest and fees from borrowings	0.06%	0.08%	0.07%	0.06%	0.03%	0.05%
Total expenses	0.57%	0.60%	0.61%	0.60%	0.58%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.60%	0.61%	0.60%	0.58%	0.61%[5]
Portfolio turnover rate[6]	13%	69%	80%	65%	51%	58%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

50        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Class R6	Three Months Ended August 31, 2019	Period Ended May 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.02	0.00[3]
Net realized and unrealized gain	0.02	0.00[3]
Total from investment operations	0.04	0.00[3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.00)[3]
Net asset value, end of period	$3.77	$3.75

Total Return, at Net Asset Value[4]	1.10%	2.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[5]
Net investment income	2.05%	2.20%
Expenses excluding specific expenses listed below	0.44%	0.42%
Interest and fees from borrowings	0.06%	0.08%
Total expenses	0.50%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%
Portfolio turnover rate[6]	13%	69%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

51        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Short Term Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund changed its fiscal year end from May 31 to August 31.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

52          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

53          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

54          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$518,977	$—	$13,023,514	$20,154,234

1. At period end, the Fund had $13,023,514 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Three Months Ended August 31, 2019	Year Ended May 31, 2019

Distributions paid from:
Exempt-interest dividends	$6,586,747	$23,274,633
Ordinary income	—	343,128

Total	$6,586,747	$23,617,761

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,237,995,555

Gross unrealized appreciation	$21,477,708
Gross unrealized depreciation	(1,323,474)

Net unrealized appreciation	$20,154,234

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other

55          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

56          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $500 million	0.400
Next $4 billion	0.370
Over $5 billion	0.350

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the period ended August 31, 2019, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.79%, 1.54%, 0.54% and 0.44%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the reporting period, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this

57          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended August 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended August 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended August 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended August 31, 2019, IDI advised the Fund that IDI retained $4,103 in front-end sales commissions from the sale of Class A shares and $14,831 and $493 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

58          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$ —	$ 2,821,849	$ —	$ 2,821,849
Alaska	—	7,341,483	—	7,341,483
Arizona	—	19,069,206	—	19,069,206
Arkansas	—	25,076	—	25,076
California	—	94,929,322	—	94,929,322
Colorado	—	12,941,890	—	12,941,890

59          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Connecticut	$—	$35,821,163	$—	$35,821,163
District of Columbia	—	5,960,985	—	5,960,985
Florida	—	112,698,083	—	112,698,083
Georgia	—	85,073,100	—	85,073,100
Idaho	—	89,894	—	89,894
Illinois	—	133,638,694	—	133,638,694
Indiana	—	24,841,180	—	24,841,180
Iowa	—	11,124,086	—	11,124,086
Kansas	—	2,045,469	—	2,045,469
Kentucky	—	26,558,950	—	26,558,950
Louisiana	—	8,908,373	—	8,908,373
Maine	—	1,696,558	—	1,696,558
Maryland	—	8,379,396	—	8,379,396
Massachusetts	—	27,640,111	—	27,640,111
Michigan	—	21,594,530	—	21,594,530
Minnesota	—	18,599,093	—	18,599,093
Mississippi	—	1,923,175	—	1,923,175
Missouri	—	17,076,951	—	17,076,951
Montana	—	10,023	—	10,023
Nebraska	—	11,945,000	—	11,945,000
Nevada	—	60,161	—	60,161
New Hampshire	—	2,773,233	—	2,773,233
New Jersey	—	103,252,991	—	103,252,991
New Mexico	—	5,506,509	—	5,506,509
New York	—	98,236,334	0	98,236,334
North Carolina	—	5,465,097	—	5,465,097
North Dakota	—	7,524,876	—	7,524,876
Ohio	—	17,890,303	—	17,890,303
Oklahoma	—	3,429,984	—	3,429,984
Oregon	—	2,276,682	—	2,276,682
Other Territory	—	23,484,735	—	23,484,735
Pennsylvania	—	58,976,784	—	58,976,784
Rhode Island	—	1,236,927	—	1,236,927
South Carolina	—	17,249,104	—	17,249,104
South Dakota	—	2,465,841	—	2,465,841
Tennessee	—	6,405,059	—	6,405,059
Texas	—	178,913,550	—	178,913,550
Utah	—	10,035,081	—	10,035,081
Vermont	—	215,328	—	215,328
Virginia	—	3,987,975	—	3,987,975
Washington	—	4,848,317	—	4,848,317
Wisconsin	—	11,161,278	—	11,161,278

Total Assets	$—	$1,258,149,789	$0	$1,258,149,789

60          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Note 4 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended August 31, 2019 was $205,807,651 and $159,139,487, respectively.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

61          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Three Months Ended
	August 31, 2019[1]		Year Ended May 31, 2019[2]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	10,911,443	$ 41,046,904	42,496,264	$158,088,932	54,853,897	$205,355,189
Dividends and/or distributions reinvested	503,906	1,896,383	2,077,677	7,737,479	1,927,769	7,207,511
Redeemed	(11,093,691)	(41,739,858)	(48,385,562)	(180,046,275)	(56,496,633)	(211,279,485)
Net increase (decrease)	321,658	$ 1,203,429	(3,811,621)	$(14,219,864)	285,033	$1,283,215

Class C
Sold	881,071	$ 3,316,170	3,612,387	$13,442,110	6,833,905	$25,575,292
Dividends and/or distributions reinvested	53,866	202,452	258,250	960,175	255,804	956,229
Redeemed	(4,236,668)	(15,904,490)	(7,613,944)	(28,333,226)	(10,729,524)	(40,122,117)
Net decrease	(3,301,731)	$ (12,385,868)	(3,743,307)	$(13,930,941)	(3,639,815)	$(13,590,596)

Class Y
Sold	27,513,436	$ 103,445,698	146,563,331	$545,579,704	103,440,434	$386,959,198
Dividends and/or distributions reinvested	1,115,957	4,199,772	3,923,704	14,615,423	2,844,085	10,631,865
Redeemed	(26,455,053)	(99,454,705)	(100,691,849)	(374,935,823)	(76,475,938)	(285,965,690)
Net increase	2,174,340	$ 8,190,765	49,795,186	$185,259,304	29,808,581	$111,625,373

Class R6[3]
Sold	—	$ —	2,667	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	—	$ —	2,667	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. Commencement date after the close of business on May 24, 2019.

62          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Note 8 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period June 1, 2019 to August 31, 2019, the Fund incurred fees of $183,384. The average daily balance of borrowings under this agreement is $888,043 with a weighted average interest rate of 2.43%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

63          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Oppenheimer Short Term Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of Changes in Net Assets	Financial Highlights
For the period from June 1, 2019 through August 31, 2019 and the year ended May 31, 2019

For the period from June 1, 2019 through August 31, 2019 and the year ended May 31, 2019 for Class A, Class C and Class Y

For the period from June 1, 2019 through August 31, 2019 and the period from May 24, 2019 (inception of offering) through May 31, 2019 for Class R6

The financial statements of Invesco Oppenheimer Short Term Municipal Fund (formerly known as Oppenheimer Short Term Municipal Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other

64          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 29, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

65          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

66          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

67          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			230	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	230	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

68          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

69        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

70          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	230	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	230	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	230

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	230	None

71        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	230

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	230	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	230

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

72          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	230	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	230	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			230	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	230	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

73        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	230	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	230	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	230	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	230	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	230

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and	230	ISO New England, Inc. (non-profit organization managing regional electricity market)

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)		consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

75        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust,	N/A	N/A

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds

			N/A	N/A

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

78          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

79        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

80          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

81        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1 NTD

82          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

83        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

84          INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

85        INVESCO OPPENHEIMER SHORT TERM MUNICIPAL FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-STM-AR-1 10272019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR..

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$794,561	$500,325
Audit-Related Fees	$0	$49,000
Tax Fees(1)	$321,363	$133.493
All Other Fees	$0	$0

Total Fees	$1,115,924	$682,818

(g) PwC billed the Registrant aggregate non-audit fees of $321,363 for the fiscal year ended 2019, and $182,493 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end August 31, 2018 include fees billed for agreed upon procedures for regulatory filings.

(2)

Tax Fees for the fiscal year end August 31, 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. Tax Fees for fiscal year end August 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$662,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

 (f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the Registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,901,000 for the fiscal year ended August 31, 2019, and $2,873,000 for the fiscal year ended August 31, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her

designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 16, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 16, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 7, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 7, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 7, 2019